UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders

Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Diversified International Fund

Fidelity Aggressive International Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Diversified International Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Aggressive International Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Overseas Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Worldwide Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Reports of Independent Registered Public Accounting Firms	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Diversified International
Actual	$ 1,000.00	$ 1,133.30	$ 5.16
Hypothetical A	$ 1,000.00	$ 1,020.37	$ 4.89
Aggressive International
Actual	$ 1,000.00	$ 1,068.10	$ 4.59
Hypothetical A	$ 1,000.00	$ 1,020.77	$ 4.48
Overseas
Actual	$ 1,000.00	$ 1,193.60	$ 5.69
Hypothetical A	$ 1,000.00	$ 1,020.01	$ 5.24
Worldwide
Actual	$ 1,000.00	$ 1,160.40	$ 6.04
Hypothetical A	$ 1,000.00	$ 1,019.61	$ 5.65

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Diversified International	.96%
Aggressive International	.88%
Overseas	1.03%
Worldwide	1.11%

Annual Report

Diversified International

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Diversified International Fund	30.37%	25.20%	14.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East Index performed over the same period.

Annual Report

Diversified International

Management's Discussion of Fund Performance

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

For the 12 months ending October 31, 2007, Fidelity Diversified International Fund returned 30.37%, outperforming the MSCI EAFE index. Favorable security selection in energy, industrials and health care contributed, as did overweighting energy and health care and underweighting financials. Currency fluctuations also helped the fund's performance. Detractors included less-favorable security selection in financials and materials, as well as an underweighting in the latter group. Geographically, stock selection in Europe, South Korea and India bolstered performance, along with underweighting Japan. Underweighting Australia, Hong Kong and Singapore hurt. Contributors included Japanese video game manufacturer Nintendo, Italian automotive firm Fiat, Australian pharmaceutical and biotechnology company CSL, and out-of-benchmark positions in China Mobile and energy firms Canadian Natural Resources and India's Reliance Industries. Japanese diversified financial services provider ORIX, French-American telecommunications equipment manufacturer Alcatel-Lucent and Swiss pharmaceutical firm Roche Holding detracted, as did underweighting German auto company Volkswagen - not held at period end - and Australian metals and minerals firm BHP Billiton.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Diversified International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan	12.9%
United Kingdom	12.8%
Germany	10.0%
France	9.0%
Switzerland	8.5%
United States of America	7.1%
Canada	6.4%
Spain	3.9%
Australia	3.8%
Other	25.6%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan	14.3%
United Kingdom	14.0%
Switzerland	10.6%
France	9.8%
United States of America	8.7%
Germany	7.9%
Canada	5.1%
Italy	4.0%
Netherlands	3.8%
Other	21.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.5	94.5
Short-Term Investments and Net Other Assets	3.5	5.5
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.0	1.4
Bayer AG (Germany, Chemicals)	1.7	1.5
E.ON AG (Germany, Electric Utilities)	1.6	1.0
Canadian Natural Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	1.5	1.1
Telefonica SA (Spain, Diversified Telecommunication Services)	1.5	0.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	1.9
Nintendo Co. Ltd. (Japan, Software)	1.4	1.1
Fiat SpA (Italy, Automobiles)	1.3	1.6
Tesco PLC (United Kingdom, Food & Staples Retailing)	1.3	1.6
Toyota Motor Corp. sponsored ADR (Japan, Automobiles)	1.3	1.3
	15.0
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.4	21.1
Industrials	14.3	12.9
Consumer Discretionary	10.7	11.6
Materials	10.2	7.5
Information Technology	9.8	8.4
Consumer Staples	8.4	9.3
Energy	8.2	6.7
Telecommunication Services	6.9	4.8
Health Care	6.6	8.4
Utilities	5.0	3.8

Annual Report

Diversified International

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
Argentina - 0.1%
Mercadolibre, Inc.	807,800	$ 36,092,504
Australia - 3.8%
Aristocrat Leisure Ltd.	3,750,000	36,680,479
Babcock & Brown Ltd.	1,000,000	28,955,463
BHP Billiton Ltd. sponsored ADR (d)	4,876,492	425,522,692
Brambles Ltd.	13,500,000	179,698,905
Brambles Ltd. unit	7,500,000	96,363,968
Cochlear Ltd.	1,300,000	83,592,708
Commonwealth Bank of Australia	1,500,000	86,391,272
Computershare Ltd.	21,000,000	169,324,000
CSL Ltd.	15,900,000	540,537,988
Macquarie Bank Ltd.	750,000	59,899,403
National Australia Bank Ltd.	7,000,000	283,204,872
QBE Insurance Group Ltd.	9,500,000	290,724,389
Woodside Petroleum Ltd.	500,000	24,469,023
TOTAL AUSTRALIA		2,305,365,162
Austria - 0.1%
Raiffeisen International Bank Holding AG	541,666	89,541,767
Belgium - 0.6%
Fortis	1,500,000	47,940,792
InBev SA	2,934,400	277,018,536
Nyrstar SA/NV (a)	2,000,000	57,807,120
TOTAL BELGIUM		382,766,448
Bermuda - 0.2%
Clear Media Ltd. (a)	22,443,000	23,816,489
Genesis Lease Ltd. ADR	269,800	5,919,412
Ports Design Ltd.	2,000,000	7,550,425
Willis Group Holdings Ltd.	1,700,000	71,961,000
TOTAL BERMUDA		109,247,326
Brazil - 1.4%
Banco Nossa Caixa SA	1,650,000	29,326,340
Bovespa Holding SA (a)	1,320,000	25,139,587
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (d)	139,000	11,106,100
Cosan SA Industria E Comercio	2,000,000	31,269,869
Cyrela Brazil Realty SA	2,600,000	44,588,174
Cyrela Commercial Properties SA Empreendimentos e Participações (a)	520,000	4,042,541
Petroleo Brasileiro SA-Petrobras:
(PN) sponsored ADR (non-vtg.)	200,000	16,638,000
sponsored ADR	1,300,000	124,319,000
Redecard SA	3,000,000	63,464,540
Uniao de Bancos Brasileiros SA (Unibanco) GDR	2,700,000	426,708,000
Vivo Participacoes SA (PN) sponsored ADR (a)	7,500,000	44,175,000
TOTAL BRAZIL		820,777,151

	Shares	Value
Canada - 6.4%
BCE, Inc.	1,500,000	$ 65,531,667
Bombardier, Inc. Class B (sub. vtg.) (a)	2,500,000	14,827,367
Brookfield Asset Management, Inc. Class A	5,000,000	204,352,891
Canadian National Railway Co.	1,925,000	108,034,050
Canadian Natural Resources Ltd.	10,500,000	873,628,469
Canadian Pacific Railway Ltd.	1,700,000	119,694,980
EnCana Corp.	6,500,000	455,041,305
Finning International, Inc.	500,000	17,210,337
Flint Energy Services Ltd. (a)(e)	2,500,000	64,419,614
Lundin Mining Corp. (a)	865,000	11,726,329
Niko Resources Ltd. (e)	3,900,000	437,004,872
OZ Optics Ltd. unit (a)(g)	102,000	1,504,500
Potash Corp. of Saskatchewan, Inc.	2,200,000	270,204,014
Power Corp. of Canada (sub. vtg.)	3,800,000	163,075,620
Research In Motion Ltd. (a)	700,000	87,157,006
Rogers Communications, Inc. Class B (non-vtg.)	3,000,000	152,954,882
Shoppers Drug Mart Corp.	1,400,000	82,113,959
SNC-Lavalin Group, Inc.	4,300,000	222,787,545
Suncor Energy, Inc.	2,850,000	312,256,408
Suramina Resources, Inc. (a)	500,000	1,006,143
Trican Well Service Ltd.	4,000,000	84,727,812
Ultra Petroleum Corp. (a)	800,000	56,688,000
Westernzagros Resources Ltd.	7,000,000	26,689,261
Westernzagros Resources Ltd. warrants 1/18/08 (a)	700,000	815,505
Yamana Gold, Inc.	1,478,900	22,304,105
TOTAL CANADA		3,855,756,641
Cayman Islands - 0.4%
Foxconn International Holdings Ltd. (a)	12,000,000	33,460,871
GlobalSantaFe Corp.	1,200,000	97,236,000
Lee & Man Paper Manufacturing Ltd.	9,000,000	36,003,092
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	1,178,500	69,401,865
TOTAL CAYMAN ISLANDS		236,101,828
China - 0.2%
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	1,920,300	13,730,145
China Telecom Corp. Ltd. sponsored ADR (d)	1,000,000	87,880,000
Global Bio-Chem Technology Group Co. Ltd.	47,349,600	17,556,801
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	1,000,000	2,227,467
TOTAL CHINA		121,394,413
Czech Republic - 0.3%
Ceske Energeticke Zavody AS	2,700,000	195,164,978
Denmark - 0.4%
DSV de Sammensluttede Vognmaend AS	2,134,800	56,433,927
Common Stocks - continued
	Shares	Value
Denmark - continued
Novo Nordisk AS Series B	16,100	$ 1,996,598
Novozymes AS Series B	1,800,000	195,931,696
William Demant Holding AS (a)	80,297	7,359,108
TOTAL DENMARK		261,721,329
Egypt - 0.0%
Orascom Construction Industries SAE GDR	75,000	13,762,500
Finland - 1.3%
Neste Oil Oyj	350,000	12,580,655
Nokia Corp. sponsored ADR	18,850,000	748,722,000
TOTAL FINLAND		761,302,655
France - 9.0%
Accor SA	1,500,000	143,148,685
Alcatel-Lucent SA sponsored ADR	16,500,000	159,885,000
Alstom SA	1,770,300	417,807,656
AXA SA sponsored ADR	7,000,000	313,110,000
bioMerieux SA	300,000	33,506,398
BNP Paribas SA	1,700,000	187,406,628
Bouygues SA	2,950,000	283,192,591
Cap Gemini SA	2,700,000	172,117,441
CNP Assurances	800,000	101,983,930
Compagnie Generale de Geophysique SA (a)	25,000	8,191,153
Dassault Aviation SA (d)	36,265	40,456,364
Electricite de France	3,849,500	461,732,715
Essilor International SA	2,400,000	152,958,510
Financiere Marc de Lacharriere SA (Fimalac) (d)	1,485,000	117,685,300
Groupe Danone	1,500,000	129,375,000
Ipsen SA	500,000	28,490,652
L'Oreal SA	1,200,000	157,200,000
LVMH Moet Hennessy - Louis Vuitton	1,200,000	154,523,214
Michelin SA (Compagnie Generale des Etablissements) Series B	150,000	20,086,888
Neopost SA	1,275,000	148,091,628
Nexans SA	600,406	102,026,843
Pernod Ricard SA	1,100,000	254,191,962
Pinault Printemps-Redoute SA	600,000	118,934,890
Renault SA	1,422,700	238,893,981
Sanofi-Aventis sponsored ADR	1,400,000	61,614,000
Societe Generale Series A	1,600,000	269,600,000
Sodexho Alliance SA	1,099,696	79,295,534
Suez SA (France)	1,769,900	115,043,500
Total SA:
Series B	63,800	5,142,918
sponsored ADR	500,000	40,305,000
Vallourec SA	200,000	57,969,386

	Shares	Value
Veolia Environnement	3,857,041	$ 344,505,196
Vinci SA	5,500,000	451,170,811
TOTAL FRANCE		5,369,643,774
Germany - 9.8%
Adidas-Salomon AG	1,649,600	110,056,760
Allianz AG:
(Reg.)	16,060	3,629,560
sponsored ADR	22,000,000	497,200,000
BASF AG	217,500	30,254,250
Bayer AG	12,576,710	1,036,320,903
Bayerische Motoren Werke AG (BMW)	2,650,000	177,491,765
Celesio AG	125,516	7,119,333
Continental AG	1,054,923	159,546,800
DaimlerChrysler AG	3,928,300	432,702,245
Deutsche Boerse AG	750,000	118,330,741
Deutsche Postbank AG	500,000	36,553,224
E.ON AG	38,480	7,515,144
E.ON AG sponsored ADR	15,000,000	976,500,000
Fresenius AG	2,300,000	179,074,579
GEA Group AG (a)	3,500,000	131,333,721
Gerresheimer AG	1,000,000	55,054,400
GFK AG	1,600,000	64,581,709
Henkel KGaA	1,000,000	46,361,600
Hochtief AG	276,900	38,235,772
K&S AG	870,400	181,980,037
Linde AG	3,039,086	384,560,450
MAN AG	900,000	160,642,945
MTU Aero Engines Holding AG	500,000	30,526,216
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	1,300,000	249,405,126
Praktiker Bau- und Heimwerkermaerkte Holding AG	19,600	708,776
Q-Cells AG (a)	900,000	114,614,569
Siemens AG:
(Reg.)	23,400	3,191,058
sponsored ADR	4,600,000	627,302,000
Thyssenkrupp AG	28,700	1,912,706
Wacker Chemie AG	100,000	24,557,160
TOTAL GERMANY		5,887,263,549
Greece - 0.1%
Coca-Cola Hellenic Bottling Co. SA:
(Bearer)	250,000	15,516,648
sponsored ADR	584,000	36,406,560
National Bank of Greece SA	500,000	34,756,712
TOTAL GREECE		86,679,920
Common Stocks - continued
	Shares	Value
Hong Kong - 1.4%
China Mobile (Hong Kong) Ltd. sponsored ADR	4,550,000	$ 471,744,000
Cosco Pacific Ltd.	9,000,000	28,045,935
Esprit Holdings Ltd.	11,810,000	197,239,995
Hutchison Whampoa Ltd.	5,000,000	63,000,000
Sun Hung Kai Properties Ltd.	2,500,000	47,776,762
Techtronic Industries Co. Ltd.	10,983,000	11,869,088
TOTAL HONG KONG		819,675,780
India - 3.1%
Bajaj Auto Ltd.	800,000	50,898,462
Bharti Airtel Ltd. (a)	5,000,000	129,176,391
HDFC Bank Ltd.	100,000	4,352,562
Infosys Technologies Ltd.	6,600,000	313,194,260
Infosys Technologies Ltd. sponsored ADR	1,610,000	82,013,400
Reliance Energy Ltd.	2,000,000	96,017,510
Reliance Industries Ltd.	8,550,000	610,300,081
Satyam Computer Services Ltd.	18,000,000	221,239,390
State Bank of India	4,000,000	250,978,963
Tata Consultancy Services Ltd.	3,400,000	90,656,437
TOTAL INDIA		1,848,827,456
Ireland - 1.0%
CRH PLC	4,250,000	162,185,917
IAWS Group PLC (Ireland)	4,000,000	94,172,001
Ryanair Holdings PLC sponsored ADR (a)	5,900,000	290,221,000
Smurfit Kappa Group plc	3,199,558	64,387,368
TOTAL IRELAND		610,966,286
Italy - 3.1%
AEM SpA	12,000,000	50,487,783
ASM SpA	2,000,000	14,015,691
Enel SpA ADR (d)	71,000	4,267,100
Fiat SpA (d)	23,406,012	755,189,739
Impregilo SpA (a)	2,000,000	16,023,728
Intesa Sanpaolo SpA	48,478,464	383,275,664
Prysmian SpA	1,682,100	48,328,672
Saipem SpA	35,300	1,560,873
Unicredito Italiano SpA	68,916,600	589,093,587
TOTAL ITALY		1,862,242,837
Japan - 12.9%
ABC-Mart, Inc.	200,000	4,119,121
Aeon Co. Ltd.	4,000,000	62,979,226
Asahi Glass Co. Ltd.	2,000,000	27,549,451
Canon, Inc. sponsored ADR	8,890,000	449,567,300
Chugai Pharmaceutical Co. Ltd.	5,000,000	86,629,718
Daiwa Securities Group, Inc.	4,000,000	38,556,551
Fanuc Ltd.	2,100,000	230,250,943
Hirose Electric Co. Ltd.	650,000	77,964,219

	Shares	Value
Hitachi Ltd.	4,000,000	$ 26,544,000
Honda Motor Co. Ltd. sponsored ADR	6,050,000	226,451,500
Hoya Corp.	2,299,500	83,751,873
Ibiden Co. Ltd.	900,000	76,305,092
Japan Tobacco, Inc.	85,000	495,542,337
JSR Corp.	4,500,000	116,871,537
Kawasaki Kisen Kaisha Ltd.	7,000,000	97,182,826
Keyence Corp.	920,000	212,060,885
Komatsu Ltd.	4,300,000	144,195,882
Konica Minolta Holdings, Inc.	5,000,000	87,546,870
Kubota Corp.	22,000,000	184,738,215
Leopalace21 Corp.	250,000	7,982,457
Mitsubishi Corp.	1,000,000	31,142,133
Mitsubishi Estate Co. Ltd.	7,000,000	209,893,442
Mitsui & Co. Ltd.	18,000,000	466,986,325
Mitsui Fudosan Co. Ltd.	4,700,000	130,048,884
Mitsui O.S.K. Lines Ltd.	5,000,000	82,655,567
Mizuho Financial Group, Inc.	5,000	28,108,318
Mori Seiki Co. Ltd.	900,000	22,865,516
Murata Manufacturing Co. Ltd.	2,600,000	158,262,556
NGK Insulators Ltd.	1,200,000	42,550,505
Nidec Corp.	400,000	30,061,481
Nikon Corp.	1,500,000	48,148,068
Nintendo Co. Ltd.	1,350,000	847,799,993
Nippon Electric Glass Co. Ltd.	3,750,000	63,751,133
Nomura Holdings, Inc.	5,000,000	89,149,999
ORIX Corp.	2,150,000	441,117,146
Ricoh Co. Ltd.	1,000,000	19,769,836
Shin-Etsu Chemical Co. Ltd.	4,300,000	275,887,837
Sony Corp.	2,500,000	123,649,999
Sony Financial Holdings, Inc.	28,879	103,908,314
Stanley Electric Co. Ltd.	1,500,000	33,365,913
Sumco Corp.	2,700,000	98,563,790
Sumitomo Metal Industries Ltd.	10,000,000	49,506,834
Sumitomo Mitsui Financial Group, Inc.	21,550	176,561,305
Sumitomo Trust & Banking Co. Ltd.	9,000,000	67,118,565
T&D Holdings, Inc.	1,700,000	102,338,670
Takeda Pharmaceutical Co. Ltd.	3,500,000	218,673,073
Teijin Ltd.	2,500,000	12,065,334
Tokai Carbon Co. Ltd.	2,500,000	31,358,426
Tokuyama Corp.	5,000,000	69,853,581
Tokyo Tatemono Co. Ltd.	2,000,000	25,735,889
Toshiba Corp. (d)	15,000,000	127,051,709
Toyota Motor Corp. sponsored ADR	6,550,000	749,582,000
TOTAL JAPAN		7,714,322,144
Korea (South) - 2.1%
Amorepacific Corp.	165,751	158,375,001
Kookmin Bank sponsored ADR	1,300,000	106,197,000
Korean Reinsurance Co.	1,100,460	19,631,798
LG Household & Health Care Ltd.	519,530	115,832,023
NHN Corp. (a)	1,000,000	321,578,165
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Samsung Fire & Marine Insurance Co. Ltd.	400,000	$ 111,292,118
Shinhan Financial Group Co. Ltd.	3,000,000	196,455,024
SK Energy Co. Ltd.	639,000	146,872,103
SK Holdings Co. Ltd.	261,000	78,406,900
TOTAL KOREA (SOUTH)		1,254,640,132
Luxembourg - 1.0%
ArcelorMittal SA	58,900	4,727,521
ArcelorMittal SA (NY Shares) Class A	5,000,000	399,750,000
SES SA FDR (France) unit	6,916,322	170,747,060
TOTAL LUXEMBOURG		575,224,581
Malaysia - 0.1%
DiGi.com Bhd	5,000,000	37,660,371
KNM Group Bhd	2,500,000	4,425,145
Public Bank BHD	1,000,000	3,345,307
TOTAL MALAYSIA		45,430,823
Mexico - 1.0%
America Movil SAB de CV Series L sponsored ADR	7,450,000	487,155,500
Fomento Economico Mexicano SA de CV sponsored ADR	1,200,000	42,732,000
Grupo Televisa SA de CV (CPO) sponsored ADR	2,000,000	49,700,000
TOTAL MEXICO		579,587,500
Netherlands - 2.4%
Chicago Bridge & Iron Co. NV (NY Shares)	2,000,000	100,000,000
CNH Global NV	700,000	45,906,000
Fugro NV (Certificaten Van Aandelen) unit	100,000	8,765,240
Heineken NV (Bearer)	2,000,000	139,600,000
ING Groep NV sponsored ADR	5,800,000	260,942,000
Koninklijke Numico NV	5,000,000	398,420,002
Koninklijke Philips Electronics NV (NY Shares)	5,800,000	239,772,000
Nutreco Holding NV	32,300	2,206,443
OPG Groep NV (A Shares)(Certificaten Van Aandelen) unit	2,094,400	72,491,021
Reed Elsevier NV sponsored ADR	3,950,000	153,813,000
TOTAL NETHERLANDS		1,421,915,706
Netherlands Antilles - 0.7%
Schlumberger Ltd. (NY Shares)	4,100,000	395,937,000
Norway - 0.6%
Marine Harvest ASA (a)	50,000,000	50,684,804
Orkla ASA (A Shares)	2,500,000	46,445,542
Petroleum Geo-Services ASA	300,000	8,832,572
Pronova BioPharma ASA	12,999,500	59,831,855

	Shares	Value
Renewable Energy Corp. AS (a)	2,300,000	$ 117,217,926
StatoilHydro ASA sponsored ADR	69,000	2,351,520
Telenor ASA	3,000,000	70,400,000
TOTAL NORWAY		355,764,219
Panama - 0.1%
McDermott International, Inc. (a)	1,200,000	73,272,000
Papua New Guinea - 0.2%
Lihir Gold Ltd. (a)	31,000,000	123,073,698
Russia - 0.5%
JSC MMC 'Norilsk Nickel' sponsored ADR	500,800	157,752,000
Magma OJSC sponsored GDR ADR (f)	1,900,000	32,300,000
OAO Gazprom sponsored ADR	2,000,000	100,500,000
Rostelecom sponsored ADR (d)	91,000	5,432,700
Sberbank (Savings Bank of the Russian Federation) GDR	60,000	30,381,336
TOTAL RUSSIA		326,366,036
Singapore - 0.1%
DBS Group Holdings Ltd.	5,000,000	78,258,916
South Africa - 0.8%
Bidvest Group Ltd.	200,000	4,197,569
Gold Fields Ltd. sponsored ADR	11,000,000	198,770,000
Highveld Steel & Vanadium Corp. Ltd. ADR	378,000	6,365,520
Impala Platinum Holdings Ltd.	5,600,000	210,247,730
Kumba Iron Ore Ltd.	53,000	2,071,396
Mondi Ltd. unit	590,000	5,802,005
MTN Group Ltd.	1,000,000	19,426,066
Sasol Ltd. sponsored ADR	54,000	2,746,440
TOTAL SOUTH AFRICA		449,626,726
Spain - 3.9%
Actividades de Construccion y Servicios SA (ACS)	2,700,000	167,071,271
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	13,000,000	328,120,000
Banco Santander SA sponsored ADR	9,000,000	195,390,000
Enagas SA	4,319,649	122,662,827
Grupo Acciona SA	87,600	27,032,870
Inditex SA	7,150,000	531,930,545
Red Electrica de Espana SA	1,700,000	95,439,701
Telefonica SA	11,096,100	367,835,715
Telefonica SA sponsored ADR	5,150,000	512,167,500
TOTAL SPAIN		2,347,650,429
Sweden - 1.5%
AB Volvo sponsored ADR	265,000	5,207,250
Assa Abloy AB (B Shares)	9,308,800	194,856,644
Modern Times Group MTG AB (B Shares)	1,000,800	70,329,679
Scania AB (B Shares)	6,462,000	176,455,952
Common Stocks - continued
	Shares	Value
Sweden - continued
Skandinaviska Enskilda Banken AB (A Shares)	2,000,000	$ 61,223,687
SSAB Svenskt Stal AB (B Shares)	456,100	13,423,679
Svenska Cellulosa AB (SCA) (B Shares)	12,500,000	220,342,318
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	6,000,000	180,300,000
TOTAL SWEDEN		922,139,209
Switzerland - 8.5%
ABB Ltd. (Reg.)	22,144,547	666,076,161
Actelion Ltd. (Reg.) (a)	4,600,000	228,550,462
Alcon, Inc.	1,250,000	190,262,500
Barry Callebaut AG	13,000	10,432,099
Compagnie Financiere Richemont unit	2,840,374	202,673,669
Credit Suisse Group (Reg.)	400,000	27,080,000
Julius Baer Holding AG (Bearer)	4,500,000	389,277,389
Kuehne & Nagel International AG	1,200,000	128,671,329
Lonza Group AG	26,560	3,093,278
Nestle SA (Reg.)	1,541,976	712,392,912
Nobel Biocare Holding AG (Switzerland)	50,000	14,547,181
Novartis AG sponsored ADR	3,100,000	164,827,000
Roche Holding AG (participation certificate)	5,027,164	859,142,328
Schindler Holding AG (Reg.)	1,400,000	96,572,563
SGS Societe Generale de Surveillance Holding SA (Reg.)	212,647	278,682,678
Sika AG (Bearer)	723	1,429,397
Sonova Holding AG	935,825	105,030,864
Sulzer AG (Reg.)	80,000	128,325,995
Swiss Life Holding	393,358	108,671,812
Swiss Reinsurance Co. (Reg.)	1,100,352	103,261,903
Syngenta AG sponsored ADR	1,000,000	48,470,000
Tecan Group AG (e)	1,100,000	73,599,240
The Swatch Group AG (Reg.)	2,000,000	125,615,126
UBS AG (NY Shares)	4,625,000	248,316,250
Zurich Financial Services AG (Reg.)	506,457	152,488,025
TOTAL SWITZERLAND		5,067,490,161
Taiwan - 0.4%
Foxconn Technology Co. Ltd.	4,500,000	54,175,027
Hon Hai Precision Industry Co. Ltd. (Foxconn)	10,000,000	75,937,644
Siliconware Precision Industries Co. Ltd.	20,837,136	43,931,976
Siliconware Precision Industries Co. Ltd. sponsored ADR	2,957,213	34,244,527
Taiwan Mobile Co. Ltd.	7,543,000	10,105,454
TOTAL TAIWAN		218,394,628
Turkey - 0.1%
Acibadem Saglik Hizmetleri AS	4,574,044	33,931,204
United Kingdom - 12.8%
Anglo American PLC (United Kingdom)	6,209,000	427,798,346
Autonomy Corp. PLC (a)	2,500,000	51,066,666

	Shares	Value
BAE Systems PLC	16,000,000	$ 165,658,705
Barclays PLC	2,000,000	25,425,000
BG Group PLC	5,218,200	96,275,840
BG Group PLC sponsored ADR	27,000	2,490,750
BHP Billiton PLC	4,000,000	152,269,623
British Airways PLC (a)	3,000,000	27,770,911
British American Tobacco PLC	112,900	4,328,586
British American Tobacco PLC sponsored ADR	4,830,000	370,364,400
Bunzl PLC ADR	67,000	5,028,350
Burberry Group PLC	7,000,000	89,503,103
Cadbury Schweppes PLC sponsored ADR	41,000	2,182,840
Capita Group PLC	19,806,451	308,427,731
Diageo PLC sponsored ADR	23,000	2,110,250
easyJet PLC (a)	9,000,351	124,061,753
European Capital Ltd. (e)	5,819,600	69,643,666
Experian Group Ltd.	10,000,000	104,888,073
HSBC Holdings PLC sponsored ADR	3,200,000	318,464,000
Imperial Tobacco Group PLC sponsored ADR	131,500	13,365,660
Informa PLC	16,000,000	177,966,681
International Power PLC	21,415,800	217,724,899
International Power PLC sponsored ADR	90,000	8,905,500
Invensys PLC (a)	2,000,000	13,596,987
Investec PLC	2,000,000	24,158,561
Johnson Matthey PLC	1,000,000	37,111,043
KKR Private Equity Investors, LP	1,000,557	19,811,029
Man Group plc	16,000,000	195,597,025
Mondi PLC	75,000	695,052
National Grid PLC	14,310,800	238,469,245
Next PLC	2,500,000	114,763,561
Pearson PLC	8,100,000	134,301,433
Pearson PLC sponsored ADR	300,000	5,049,000
Reckitt Benckiser Group PLC	10,437,400	605,209,559
Reed Elsevier PLC sponsored ADR	39,000	2,054,130
Rexam PLC sponsored ADR	34,000	1,913,860
Rolls-Royce Group PLC	20,572,790	230,112,603
Royal Bank of Scotland Group PLC	39,500,000	424,162,586
Royal Dutch Shell PLC Class A sponsored ADR	347,800	30,435,978
Serco Group PLC	2,000,000	18,742,636
Shire PLC sponsored ADR	2,650,000	199,147,500
Smith & Nephew PLC	7,300,000	98,944,200
Standard Chartered PLC (United Kingdom)	3,000,300	116,396,858
Tesco PLC	73,421,400	752,569,911
United Utilities PLC sponsored ADR	170,000	5,100,000
Vodafone Group PLC sponsored ADR	30,700,000	1,205,588,994
Wolseley PLC ADR	170,000	2,973,300
Common Stocks - continued
	Shares	Value
United Kingdom - continued
WPP Group plc	3,500,000	$ 48,160,000
Xstrata PLC	5,350,000	383,406,969
TOTAL UNITED KINGDOM		7,674,193,353
United States of America - 3.6%
Autoliv, Inc.	900,000	56,862,000
Becton, Dickinson & Co.	700,000	58,422,000
C.R. Bard, Inc.	1,000,000	83,610,000
Cabela's, Inc. Class A (a)(d)	500,000	9,760,000
Cerner Corp. (a)	200,000	11,912,000
Flowserve Corp.	2,050,000	161,868,000
Google, Inc. Class A (sub. vtg.) (a)	482,645	341,230,015
Henry Schein, Inc. (a)	1,050,000	62,895,000
Ingersoll-Rand Co. Ltd. Class A	750,000	37,762,500
Marathon Oil Corp.	3,535,316	209,043,235
NII Holdings, Inc. (a)	993,500	57,623,000
Peabody Energy Corp.	1,409,700	78,590,775
RTI International Metals, Inc. (a)	800,000	62,544,000
Synthes, Inc.	2,050,000	255,918,156
Titanium Metals Corp. (a)	4,181,500	147,188,800
Transocean, Inc. (a)	1,550,000	185,023,500
United Technologies Corp.	100,000	7,659,000
Valero Energy Corp.	5,000,000	352,150,000
TOTAL UNITED STATES OF AMERICA		2,180,061,981
TOTAL COMMON STOCKS (Cost $37,179,006,965)		57,511,574,750
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
MetroPhotonics, Inc. Series 2 (a)(g)	198,000	2
Nonconvertible Preferred Stocks - 0.5%
Germany - 0.2%
Porsche AG	46,046	122,683,682
Italy - 0.3%
Intesa Sanpaolo SpA	20,359,700	154,535,483

	Shares	Value
United Kingdom - 0.0%
Rolls-Royce Group PLC B Shares (a)	831,140,716	$ 1,727,983
Rolls-Royce Group PLC B Shares	3,793	9
TOTAL UNITED KINGDOM		1,727,992
TOTAL NONCONVERTIBLE PREFERRED STOCKS		278,947,157
TOTAL PREFERRED STOCKS (Cost $165,264,107)		278,947,159
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 4.97% (b)	1,911,976,678	1,911,976,678
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	454,526,602	454,526,602
TOTAL MONEY MARKET FUNDS (Cost $2,366,503,280)		2,366,503,280
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $39,710,774,352)		60,157,025,189
NET OTHER ASSETS - (0.4)%		(227,082,961)
NET ASSETS - 100%		$ 59,929,942,228
Forward Foreign Currency Contracts
	Settlement Dates	Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
146,093,639 EUR	Nov. 2007	$ 211,767,403	$ 11,767,403
99,443,119 GBP	Nov. 2007	206,549,770	6,549,770
45,428,200,000 JPY	Nov. 2007	395,267,134	(4,732,866)
		$ 813,584,307	$ 13,584,307

(Payable Amount $800,000,000)

The value of contracts to buy as a percentage of net assets - 1.4%
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,300,000 or 0.1% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,504,502 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
MetroPhotonics, Inc. Series 2	9/29/00	$ 1,980,000
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 118,954,712
Fidelity Securities Lending Cash Central Fund	35,690,016
Total	$ 154,644,728
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Acibadem Saglik Hizmetleri AS	$ 26,724,309	$ 4,072,561	$ 4,091,431	$ 66,139	$ -
Clear Media Ltd.	37,841,382	-	4,919,112	-	-
European Capital Ltd.	-	12,301,478	-	1,853,580	69,643,666
Flint Energy Services Ltd.	51,218,100	19,052,360	4,273,244	-	64,419,614
Ipsos SA	84,893,943	-	79,324,351	648,298	-
Neopost SA	201,760,549	-	52,710,138	5,798,567	-
Niko Resources Ltd.	121,141,941	151,128,439	-	298,064	437,004,872
RTI International Metals, Inc.	73,584,000	59,030,307	97,908,672	-	-
Tecan Group AG	42,888,719	21,186,706	-	741,241	73,599,240
Techem AG	127,767,640	-	144,513,953	-	-
Total	$ 767,820,583	$ 266,771,851	$ 387,740,901	$ 9,405,889	$ 644,667,392

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $456,582,447) - See accompanying schedule: Unaffiliated issuers (cost $36,891,602,305)	$ 57,145,854,517
Fidelity Central Funds (cost $2,366,503,280)	2,366,503,280
Other affiliated issuers (cost $452,668,767)	644,667,392
Total Investments (cost $39,710,774,352)		$ 60,157,025,189
Cash		145,166,431
Receivable for investments sold		289,969,003
Unrealized appreciation on foreign currency contracts		18,317,173
Receivable for fund shares sold		93,352,674
Dividends receivable		55,445,340
Distributions receivable from Fidelity Central Funds		7,647,850
Prepaid expenses		17,879
Other receivables		2,295,209
Total assets		60,769,236,748

Liabilities
Payable for investments purchased	$ 216,387,999
Unrealized depreciation on foreign currency contracts	4,732,866
Payable for fund shares redeemed	100,906,111
Accrued management fee	37,487,243
Other affiliated payables	9,351,458
Other payables and accrued expenses	15,902,241
Collateral on securities loaned, at value	454,526,602
Total liabilities		839,294,520

Net Assets		$ 59,929,942,228
Net Assets consist of:
Paid in capital		$ 35,300,807,882
Undistributed net investment income		604,543,864
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,576,929,259
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,447,661,223
Net Assets, for 1,319,718,440 shares outstanding		$ 59,929,942,228
Net Asset Value, offering price and redemption price per share ($59,929,942,228 ÷ 1,319,718,440 shares)		$ 45.41

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends (including $9,405,889 earned from other affiliated issuers)		$ 1,003,072,583
Interest		9,196,302
Income from Fidelity Central Funds		154,644,728
		1,166,913,613
Less foreign taxes withheld		(93,306,069)
Total income		1,073,607,544

Expenses
Management fee Basic fee	$ 360,918,979
Performance adjustment	(5,990,141)
Transfer agent fees	104,277,885
Accounting and security lending fees	3,079,782
Custodian fees and expenses	9,618,144
Independent trustees' compensation	169,047
Appreciation in deferred trustee compensation account	216
Registration fees	541,983
Audit	372,958
Legal	448,182
Miscellaneous	1,283,345
Total expenses before reductions	474,720,380
Expense reductions	(11,952,880)	462,767,500

Net investment income (loss)		610,840,044
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,742,271,053
Other affiliated issuers	128,261,190
Investment not meeting investment restrictions	(875)
Foreign currency transactions	27,104,280
Payment from investment advisor for loss on investment not meeting investment restrictions	875
Total net realized gain (loss)		3,897,636,523
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $12,448,709)	9,161,359,976
Assets and liabilities in foreign currencies	12,679,892
Total change in net unrealized appreciation (depreciation)		9,174,039,868
Net gain (loss)		13,071,676,391
Net increase (decrease) in net assets resulting from operations		$ 13,682,516,435

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 610,840,044	$ 502,990,237
Net realized gain (loss)	3,897,636,523	3,136,092,270
Change in net unrealized appreciation (depreciation)	9,174,039,868	4,490,328,944
Net increase (decrease) in net assets resulting from operations	13,682,516,435	8,129,411,451
Distributions to shareholders from net investment income	(425,826,410)	(273,726,595)
Distributions to shareholders from net realized gain	(2,968,965,380)	(713,589,701)
Total distributions	(3,394,791,790)	(987,316,296)
Share transactions Proceeds from sales of shares	12,905,719,605	13,118,280,110
Reinvestment of distributions	3,274,080,069	945,934,875
Cost of shares redeemed	(10,504,509,010)	(6,879,921,320)
Net increase (decrease) in net assets resulting from share transactions	5,675,290,664	7,184,293,665
Redemption fees	1,737,801	1,607,319
Total increase (decrease) in net assets	15,964,753,110	14,327,996,139

Net Assets
Beginning of period	43,965,189,118	29,637,192,979
End of period (including undistributed net investment income of $604,543,864 and undistributed net investment income of $447,691,136, respectively)	$ 59,929,942,228	$ 43,965,189,118
Other Information Shares
Sold	326,379,078	376,717,133
Issued in reinvestment of distributions	90,046,217	29,746,334
Redeemed	(266,671,784)	(198,599,068)
Net increase (decrease)	149,753,511	207,864,399

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 37.58	$ 30.80	$ 26.08	$ 22.35	$ 16.90
Income from Investment Operations
Net investment income (loss) B	.47	.46	.30	.16	.18
Net realized and unrealized gain (loss)	10.23	7.33	4.63	3.87	5.40
Total from investment operations	10.70	7.79	4.93	4.03	5.58
Distributions from net investment income	(.36)	(.28)	(.15)	(.30)	(.13)
Distributions from net realized gain	(2.51)	(.73)	(.06)	-	-
Total distributions	(2.87)	(1.01)	(.21)	(.30)	(.13)
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 45.41	$ 37.58	$ 30.80	$ 26.08	$ 22.35
Total Return A	30.37%	25.89%	19.01%	18.20%	33.26%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	1.01%	1.10%	1.15%	1.24%
Expenses net of fee waivers, if any	.93%	1.01%	1.10%	1.15%	1.24%
Expenses net of all reductions	.91%	.97%	1.07%	1.12%	1.22%
Net investment income (loss)	1.20%	1.32%	1.02%	.66%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 59,929,942	$ 43,965,189	$ 29,637,193	$ 19,902,063	$ 11,542,386
Portfolio turnover rate D	51%	59%	41%	55%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Aggressive International Fund	24.81%	18.93%	9.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Aggressive International Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International All Country World ex USA Index performed over the same period.

Annual Report

Aggressive International

Management's Discussion of Fund Performance

Comments from Darren Maupin, Portfolio Manager of Fidelity® Aggressive International Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

The fund produced a solid absolute return of 24.81% for the year but fell short of the 32.60% advance of the MSCI All Country World ex USA index, mainly due to unrewarding stock picks in the materials and financials sectors. I held big stakes in two pulp and paper companies - Canada's Catalyst Paper and U.S.- and Canada-listed AbitibiBowater - believing they would benefit from consolidation in this over-capacity industry. Both stocks disappointed, however, and were a significant drag on relative performance. Unproductive stock selection in the financials sector - in particular, our positions in Japan's Shinsei Bank and U.K. reinsurance broker Benfield Group - also hurt, as did a position in Japanese agricultural equipment manufacturer Kubota and out-of-index stakes in cash and sovereign bonds. Upside performance came from several good performers with leverage to global agriculture, which benefited from favorable supply/demand dynamics. Among the top contributors were Saskatchewan Wheat Pool, which enjoys a dominant position in the Western Canada grain business; two large makers of farm equipment - U.S.-based Deere & Co. and Netherlands-based CNH Global; and Fiat, the Italian automaker that also owns a majority interest in CNH Global. Fiat and CNH Global were no longer held at period end.

Note to shareholders: Sammy Simnegar will become Portfolio Manager of the fund on January 1, 2008, replacing Darren Maupin.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Aggressive International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan	28.8%
Canada	20.3%
United States of America	13.7%
Hong Kong	5.8%
Germany	4.9%
South Africa	4.0%
Switzerland	3.4%
France	2.9%
Netherlands	2.8%
Other	13.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
United States of America	23.0%
Canada	18.2%
Japan	17.0%
Netherlands	8.3%
South Africa	4.9%
Germany	4.7%
United Kingdom	3.9%
Italy	3.6%
Argentina	3.4%
Other	13.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	89.8	86.6
Bonds	1.0	1.0
Short-Term Investments and Net Other Assets	9.2	12.4
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Hutchison Whampoa Ltd. (Hong Kong, Industrial Conglomerates)	5.8	0.0
Kubota Corp. (Japan, Machinery)	4.7	1.9
Takeda Pharmaceutical Co. Ltd. (Japan, Pharmaceuticals)	4.0	0.3
Gold Fields Ltd. sponsored ADR (South Africa, Metals & Mining)	4.0	4.3
AbitibiBowater, Inc. (United States of America, Paper & Forest Products)	3.6	0.0
Shinsei Bank Ltd. (Japan, Commercial Banks)	3.3	0.0
Synthes, Inc. (United States of America, Health Care Equipment & Supplies)	3.3	3.2
E.ON AG (Germany, Electric Utilities)	3.0	2.4
Sanofi-Aventis sponsored ADR (France, Pharmaceuticals)	2.9	0.0
Aquiline Resources, Inc. (Canada, Metals & Mining)	2.9	1.0
	37.5
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	21.9	20.3
Health Care	12.9	7.5
Financials	12.2	9.3
Industrials	10.9	9.4
Consumer Staples	8.6	12.1
Energy	8.6	9.0
Consumer Discretionary	6.8	13.5
Telecommunication Services	3.7	0.2
Utilities	3.0	2.4
Information Technology	1.2	2.9

Annual Report

Aggressive International

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 88.0%
	Shares	Value
Argentina - 2.3%
Cresud S.A.C.I.F. y A. sponsored ADR (d)	312,200	$ 7,705,096
Inversiones y Representaciones SA sponsored GDR (a)	164,900	2,945,114
Pampa Holding SA (a)	6,881,842	6,156,141
Pampa Holding SA GDR (a)(e)	11,400	254,946
TOTAL ARGENTINA		17,061,297
Australia - 0.5%
ABB Grain Ltd.	421,842	2,969,555
Newcrest Mining Ltd.	17,335	528,430
TOTAL AUSTRALIA		3,497,985
Canada - 20.3%
Absolut Resources Corp. (a)	936,000	981,402
Aquiline Resources, Inc. (a)	1,418,700	15,941,969
Aquiline Resources, Inc. (a)(e)	494,600	5,557,833
Canadian Natural Resources Ltd.	160,500	13,354,035
Canfor Corp. (a)	1,302,400	12,069,477
Catalyst Paper Corp. (a)	8,029,400	12,075,565
European Goldfields Ltd. (a)	2,201,000	14,965,495
Guyana Goldfields, Inc. (a)	405,900	4,191,405
IAMGOLD Corp.	1,848,100	16,206,596
NuVista Energy Ltd. (a)	264,400	4,121,974
ProEx Energy Ltd. (a)	503,300	7,777,110
Saskatchewan Wheat Pool, Inc. (a)	408,300	5,522,126
Saskatchewan Wheat Pool, Inc. (a)(e)	1,036,400	14,016,975
Suncor Energy, Inc.	81,100	8,885,612
Trican Well Service Ltd.	755,900	16,011,438
TOTAL CANADA		151,679,012
Cayman Islands - 2.2%
Apex Silver Mines Ltd. (a)	338,400	6,937,200
Hutchison Telecommunications International Ltd. (a)	6,550,000	9,348,845
TOTAL CAYMAN ISLANDS		16,286,045
Czech Republic - 2.3%
Philip Morris CR AS	32,600	17,007,019
France - 2.9%
Sanofi-Aventis sponsored ADR (d)	498,200	21,925,782
Germany - 4.9%
E.ON AG (d)	115,500	22,557,150
Lanxess AG	280,000	13,983,238
TOTAL GERMANY		36,540,388
Hong Kong - 5.8%
Hutchison Whampoa Ltd.	3,446,000	43,419,601
Japan - 24.9%
Aioi Insurance Co. Ltd.	1,847,000	10,737,273
Canon, Inc.	142,000	7,180,940
Kose Corp.	669,900	17,196,481

	Shares	Value
Kubota Corp.	3,609,400	$ 30,308,823
Kubota Corp. sponsored ADR	104,000	4,378,400
Millea Holdings, Inc.	273,909	10,753,667
Mitsui Marine & Fire Insurance Co. Ltd.	874,000	10,025,961
Nec Electronics Corp. (a)	53,500	1,466,077
Nissin Healthcare Food Service Co.	244,800	2,996,719
Parco Co. Ltd.	592,800	8,301,022
Seino Holdings Co. Ltd.	362,800	3,115,909
SFCG Co. Ltd.	78,440	13,013,255
Shinsei Bank Ltd.	7,575,000	24,557,970
Takeda Pharmaceutical Co. Ltd.	479,800	29,976,954
Tokyo Steel Manufacturing Co. Ltd.	211,100	2,927,860
Torii Pharmaceutical Co. Ltd.	137,100	2,416,610
Tsutsumi Jewelry Co. Ltd.	160,000	3,500,550
USS Co. Ltd.	54,400	3,564,005
TOTAL JAPAN		186,418,476
Korea (South) - 0.0%
Samwhan Corp.	20	670
Netherlands - 2.8%
Koninklijke Philips Electronics NV	505,600	20,901,504
Philippines - 1.9%
DMCI Holdings, Inc.	20,908,000	5,777,686
Semirara Mining Corp.	7,954,600	8,243,109
TOTAL PHILIPPINES		14,020,795
South Africa - 4.0%
Gold Fields Ltd.	246,000	4,445,220
Gold Fields Ltd. sponsored ADR	1,406,600	25,417,262
TOTAL SOUTH AFRICA		29,862,482
Switzerland - 2.4%
Actelion Ltd. (Reg.) (a)	363,529	18,061,896
Taiwan - 2.4%
Taiwan Mobile Co. Ltd.	13,592,000	18,209,378
United States of America - 8.4%
AbitibiBowater, Inc. (d)	792,243	27,142,245
Deere & Co.	1,400	216,860
Synthes, Inc.	196,351	24,512,091
Virgin Media, Inc.	489,600	10,825,056
TOTAL UNITED STATES OF AMERICA		62,696,252
TOTAL COMMON STOCKS (Cost $610,669,447)		657,588,582
Nonconvertible Preferred Stocks - 1.8%

Italy - 1.8%
Istituto Finanziario Industriale SpA (IFI) (a) (Cost $12,347,760)	315,800	13,149,442
Government Obligations - 4.9%
		Principal Amount	Value
Japan - 3.9%
Japan Government 0.5953% to 0.6605% 11/5/07 to 1/21/08	JPY	3,400,000,000	29,457,936
Switzerland - 1.0%
Switzerland Confederation 4.25% 1/8/08	CHF	8,400,000	7,274,488
TOTAL GOVERNMENT OBLIGATIONS (Cost $35,646,149)			36,732,424
Money Market Funds - 9.9%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	32,145,260	32,145,260
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	41,643,750	41,643,750
TOTAL MONEY MARKET FUNDS (Cost $73,789,010)		73,789,010
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $732,452,366)		781,259,458
NET OTHER ASSETS - (4.6)%		(34,164,608)
NET ASSETS - 100%		$ 747,094,850
Forward Foreign Currency Contracts
	Settlement Dates	Value	Unrealized Appreciation/(Depreciation)
Contracts to Buy
2,546,219 AUD	Nov. 2007	$ 2,369,657	$ 69,657
2,706,663 CHF	Nov. 2007	2,339,246	39,246
8,849,620 EUR	Nov. 2007	12,824,523	224,523
4,024,658 GBP	Nov. 2007	8,363,529	163,529
843,544,800 JPY	Nov. 2007	7,326,448	126,448
		$ 33,223,403	$ 623,403

(Payable Amount $32,600,000)

The value of contracts to buy as a percentage of net assets - 4.4%
Currency Abbreviations
AUD	-	Australian dollar
CHF	-	Swiss franc
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,829,754 or 2.7% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,779,145
Fidelity Securities Lending Cash Central Fund	541,973
Total	$ 3,321,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $39,574,911) - See accompanying schedule: Unaffiliated issuers (cost $658,663,356)	$ 707,470,448
Fidelity Central Funds (cost $73,789,010)	73,789,010
Total Investments (cost $732,452,366)		$ 781,259,458
Foreign currency held at value (cost $79,063)		79,995
Receivable for investments sold		14,451,472
Unrealized appreciation on foreign currency contracts		623,403
Receivable for fund shares sold		727,395
Dividends receivable		917,367
Interest receivable		249,993
Distributions receivable from Fidelity Central Funds		197,580
Prepaid expenses		214
Other receivables		111,508
Total assets		798,618,385

Liabilities
Payable for investments purchased	$ 7,846,092
Payable for fund shares redeemed	1,265,862
Accrued management fee	328,120
Other affiliated payables	172,576
Other payables and accrued expenses	267,135
Collateral on securities loaned, at value	41,643,750
Total liabilities		51,523,535

Net Assets		$ 747,094,850
Net Assets consist of:
Paid in capital		$ 603,712,466
Undistributed net investment income		6,211,246
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		87,882,618
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,288,520
Net Assets, for 38,713,092 shares outstanding		$ 747,094,850
Net Asset Value, offering price and redemption price per share ($747,094,850 ÷ 38,713,092 shares)		$ 19.30

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 8,406,706
Interest		162,202
Income from Fidelity Central Funds		3,321,118
		11,890,026
Less foreign taxes withheld		(774,941)
Total income		11,115,085

Expenses
Management fee Basic fee	$ 4,133,276
Performance adjustment	(1,242,165)
Transfer agent fees	1,463,272
Accounting and security lending fees	296,812
Custodian fees and expenses	148,280
Independent trustees' compensation	1,926
Registration fees	58,964
Audit	85,289
Legal	13,233
Miscellaneous	27,106
Total expenses before reductions	4,985,993
Expense reductions	(389,840)	4,596,153

Net investment income (loss)		6,518,932
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $261,867)	87,021,490
Foreign currency transactions	1,844,646
Total net realized gain (loss)		88,866,136
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $170,023)	20,849,391
Assets and liabilities in foreign currencies	647,081
Total change in net unrealized appreciation (depreciation)		21,496,472
Net gain (loss)		110,362,608
Net increase (decrease) in net assets resulting from operations		$ 116,881,540

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,518,932	$ 7,666,044
Net realized gain (loss)	88,866,136	96,103,715
Change in net unrealized appreciation (depreciation)	21,496,472	(5,719,610)
Net increase (decrease) in net assets resulting from operations	116,881,540	98,050,149
Distributions to shareholders from net investment income	(5,378,123)	(7,891,662)
Distributions to shareholders from net realized gain	(70,991,187)	(60,750,944)
Total distributions	(76,369,310)	(68,642,606)
Share transactions Proceeds from sales of shares	446,155,386	173,391,281
Reinvestment of distributions	73,093,150	62,343,713
Cost of shares redeemed	(288,846,638)	(484,972,865)
Net increase (decrease) in net assets resulting from share transactions	230,401,898	(249,237,871)
Redemption fees	33,598	263,134
Total increase (decrease) in net assets	270,947,726	(219,567,194)

Net Assets
Beginning of period	476,147,124	695,714,318
End of period (including undistributed net investment income of $6,211,246 and undistributed net investment income of $6,915,455, respectively)	$ 747,094,850	$ 476,147,124
Other Information Shares
Sold	24,579,741	9,840,640
Issued in reinvestment of distributions	4,454,183	3,762,445
Redeemed	(16,564,041)	(27,820,456)
Net increase (decrease)	12,469,883	(14,217,371)

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.14	$ 17.19	$ 15.21	$ 14.36	$ 10.78
Income from Investment Operations
Net investment income (loss) B	.20	.24	.20	.04	.06
Net realized and unrealized gain (loss)	3.80	2.70	1.83	.91	3.53
Total from investment operations	4.00	2.94	2.03	.95	3.59
Distributions from net investment income	(.20)	(.23)	(.05)	(.10)	(.01)
Distributions from net realized gain	(2.64)	(1.77)	-	-	-
Total distributions	(2.84)	(2.00)	(.05)	(.10)	(.01)
Redemption fees added to paid in capital B	- F	.01	- F	- F	- F
Net asset value, end of period	$ 19.30	$ 18.14	$ 17.19	$ 15.21	$ 14.36
Total Return A	24.81%	18.26%	13.37%	6.65%	33.33%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.87%	.97%	1.24%	1.23%
Expenses net of fee waivers, if any	.85%	.87%	.97%	1.24%	1.23%
Expenses net of all reductions	.79%	.75%	.84%	1.16%	1.16%
Net investment income (loss)	1.11%	1.36%	1.20%	.27%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 747,095	$ 476,147	$ 695,714	$ 721,144	$ 554,853
Portfolio turnover rate D	138%	176%	185%	161%	212%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas Fund	38.79%	24.86%	10.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International EAFE Index performed over the same period.

Annual Report

Overseas

Management's Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

The fund performed well in both absolute and relative terms, its 38.79% gain far exceeding that of the MSCI EAFE index during the past year. This solid outperformance came almost entirely from favorable stock selection, with good picks across all sectors of the index. An overweighting in the strong-performing industrials sector and an underweighting in the weak financials group also helped. Favorable stock selection was diluted a bit by not owning some of the biggest names in materials, the index's top-performing sector, and by holding an average cash position of nearly 4%. At the regional level, underweighting the anemic Japanese market was a big positive. The top contributions came from large stakes in China Unicom, the No. 2 mobile telephone operator in this rapidly growing market; Aker Kvaerner, a Norwegian engineering and construction services provider to the energy industry; and Nintendo, the Japanese video game maker. Results were tempered by not holding a position in strong-performing British-Australian mining giant BHP Billiton and by not maintaining a stake in Finland's Nokia, the world's No. 1 wireless handset maker.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Overseas

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
France	18.1%
Germany	11.1%
United Kingdom	9.7%
Japan	7.6%
Hong Kong	6.8%
United States of America	6.6%
Norway	5.3%
Australia	4.8%
Switzerland	4.7%
Other	25.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
France	14.6%
Japan	14.1%
United Kingdom	11.1%
Switzerland	9.8%
Germany	7.6%
United States of America	7.3%
Australia	4.4%
Italy	4.3%
Spain	3.4%
Other	23.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.5	97.3
Short-Term Investments and Net Other Assets	1.5	2.7
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
China Unicom Ltd. sponsored ADR (Hong Kong, Wireless Telecommunication Services)	6.1	2.2
Pernod Ricard SA (France, Beverages)	5.4	5.0
Aker Kvaerner ASA (Norway, Energy Equipment & Services)	5.3	2.6
Veolia Environnement (France, Multi-Utilities)	4.0	1.8
Hochtief AG (Germany, Construction & Engineering)	3.5	0.4
Alstom SA (France, Electrical Equipment)	2.8	0.0
AES Corp. (United States of America, Independent Power Producers & Energy Traders)	2.6	0.7
Rolls-Royce Group PLC (United Kingdom, Aerospace & Defense)	2.4	0.7
DaimlerChrysler AG (Germany, Automobiles)	2.1	0.8
Suntech Power Holdings Co. Ltd. sponsored ADR (Cayman Islands, Electrical Equipment)	1.9	0.7
	36.1
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	18.6	11.9
Financials	17.7	28.6
Telecommunication Services	12.1	5.6
Energy	8.8	7.1
Materials	8.8	6.1
Utilities	8.7	4.7
Consumer Discretionary	8.2	11.0
Information Technology	6.4	10.2
Consumer Staples	5.9	8.0
Health Care	3.3	4.1

Annual Report

Overseas

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 4.8%
Babcock & Brown Ltd.	1,703,593	$ 49,328,324
Computershare Ltd.	10,269,163	82,800,750
CSL Ltd.	3,693,900	125,578,193
Macquarie Bank Ltd.	1,526,200	121,891,291
National Australia Bank Ltd.	1,823,180	73,761,923
TOTAL AUSTRALIA		453,360,481
Austria - 0.9%
Raiffeisen International Bank Holding AG	543,507	89,846,099
Brazil - 2.7%
Bovespa Holding SA (a)	546,000	10,398,647
Petroleo Brasileiro SA Petrobras sponsored ADR	910,500	87,071,115
Vivo Participacoes SA (PN) sponsored ADR (a)(d)	27,861,100	164,101,879
TOTAL BRAZIL		261,571,641
Canada - 1.3%
Aber Diamond Corp.	2,810,900	123,665,310
Cayman Islands - 1.9%
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	3,017,800	177,718,242
China - 0.5%
Global Bio-Chem Technology Group Co. Ltd.	114,978,000	42,632,796
Denmark - 1.3%
DSV de Sammensluttede Vognmaend AS	2,778,200	73,442,353
Vestas Wind Systems AS (a)	602,900	53,790,073
TOTAL DENMARK		127,232,426
Finland - 0.7%
Neste Oil Oyj	1,926,322	69,241,121
France - 18.1%
Alcatel-Lucent SA sponsored ADR	4,290,000	41,570,100
Alstom SA	1,134,100	267,658,398
AXA SA	1,309,060	58,554,254
Cap Gemini SA	1,075,700	68,572,863
Electricite de France	849,500	101,894,257
Pernod Ricard SA	2,238,742	517,336,564
Pinault Printemps-Redoute SA	584,600	115,882,228
Sodexho Alliance SA ADR	1,633,800	117,796,980
Veolia Environnement	4,220,137	376,936,393
Vinci SA	797,500	65,419,768
TOTAL FRANCE		1,731,621,805
Germany - 10.5%
Bayer AG	1,039,800	85,679,520
DaimlerChrysler AG	1,838,900	202,554,835
E.ON AG	483,891	94,503,912
Hochtief AG	2,420,300	334,207,437
K&S AG	268,700	56,178,810

	Shares	Value
Linde AG	1,186,500	$ 150,137,566
MLP AG	177,784	2,356,797
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	383,376	73,550,723
TOTAL GERMANY		999,169,600
Hong Kong - 6.8%
China Unicom Ltd. sponsored ADR (d)	23,821,100	584,093,373
Shanghai Industrial Holdings Ltd. (H Shares)	10,446,000	61,624,720
TOTAL HONG KONG		645,718,093
India - 3.0%
Allahabad Bank	10,885,323	29,075,226
Bank of Baroda	5,270,852	52,226,019
Gammon India Ltd.	2,169,930	31,424,174
Satyam Computer Services Ltd.	8,459,009	103,970,333
State Bank of India	1,153,012	72,345,439
TOTAL INDIA		289,041,191
Indonesia - 0.8%
PT Indosat Tbk sponsored ADR (d)	1,501,900	72,466,675
Italy - 2.5%
Impregilo SpA (a)	16,879,000	135,232,253
Unicredito Italiano SpA	12,352,000	105,583,908
TOTAL ITALY		240,816,161
Japan - 7.6%
Citizen Holdings Co. Ltd.	14,450,900	155,707,716
Konica Minolta Holdings, Inc.	2,434,500	42,626,571
Kubota Corp.	10,318,000	86,642,223
Kurita Water Industries Ltd.	1,590,500	53,143,683
Mitsubishi Estate Co. Ltd.	2,734,000	81,978,381
Mitsui Fudosan Co. Ltd.	2,192,000	60,652,586
Murata Manufacturing Co. Ltd.	272,400	16,581,046
Nintendo Co. Ltd.	120,200	75,485,599
Nomura Holdings, Inc.	4,262,300	75,996,808
Omron Corp.	1,363,800	33,549,640
Tokuyama Corp.	3,158,000	44,119,522
TOTAL JAPAN		726,483,775
Korea (South) - 1.0%
SK Telecom Co. Ltd. sponsored ADR (d)	2,944,800	90,729,288
Luxembourg - 2.3%
Acergy SA sponsored ADR	2,948,500	85,329,590
ArcelorMittal SA (NY Shares) Class A	1,621,500	129,638,925
TOTAL LUXEMBOURG		214,968,515
Netherlands Antilles - 1.0%
Schlumberger Ltd. (NY Shares)	956,000	92,320,920
Norway - 5.3%
Aker Kvaerner ASA (e)	14,622,900	509,546,689
Common Stocks - continued
	Shares	Value
South Africa - 0.8%
Impala Platinum Holdings Ltd.	2,130,790	$ 79,998,886
Spain - 3.1%
Banco Bilbao Vizcaya Argentaria SA	2,778,600	70,131,864
Banco Santander Central Hispano SA	4,404,400	95,716,421
Telefonica SA sponsored ADR	1,331,300	132,397,785
TOTAL SPAIN		298,246,070
Switzerland - 4.7%
Actelion Ltd. (Reg.) (a)	2,132,655	105,960,714
Compagnie Financiere Richemont unit	1,755,710	125,277,935
Credit Suisse Group (Reg.) (d)	1,697,345	114,910,257
EFG International	474,075	22,162,791
Roche Holding AG (participation certificate)	468,746	80,108,691
TOTAL SWITZERLAND		448,420,388
Turkey - 1.5%
Turkiye Garanti Bankasi AS	6,060,000	55,608,250
Yapi ve Kredi Bankasi AS	21,368,532	83,198,092
TOTAL TURKEY		138,806,342
United Kingdom - 9.7%
3i Group plc	4,461,030	100,630,544
HSBC Holdings PLC sponsored ADR (d)	798,800	79,496,576
Land Securities Group PLC	2,133,900	72,935,811
Marks & Spencer Group PLC	6,158,400	83,479,613
Rolls-Royce Group PLC	20,251,785	226,522,070
Standard Chartered PLC (United Kingdom)	1,215,000	47,136,014
The Weir Group PLC	6,262,546	115,488,698
Vodafone Group PLC sponsored ADR	2,682,900	105,357,483
Xstrata PLC	1,332,500	95,493,418
TOTAL UNITED KINGDOM		926,540,227
United States of America - 5.1%
AES Corp. (a)	11,738,800	251,327,708
Fluor Corp.	564,217	89,146,286
Starwood Hotels & Resorts Worldwide, Inc.	1,192,500	67,805,550
Titanium Metals Corp. (a)	1,856,400	65,345,280
Zale Corp. (a)(d)	748,352	15,775,260
TOTAL UNITED STATES OF AMERICA		489,400,084
TOTAL COMMON STOCKS (Cost $6,830,386,421)		9,339,562,825
Nonconvertible Preferred Stocks - 0.6%
	Shares	Value
Germany - 0.6%
Porsche AG	23,100	$ 61,546,998
United Kingdom - 0.0%
Rolls-Royce Group PLC:
B Shares	4,436	10
B Shares (a)	818,172,114	1,701,021
TOTAL UNITED KINGDOM		1,701,031
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $31,831,207)		63,248,029
Money Market Funds - 7.6%

Fidelity Cash Central Fund, 4.97% (b)	552,193,770	552,193,770
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	175,253,475	175,253,475
TOTAL MONEY MARKET FUNDS (Cost $727,447,245)		727,447,245
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $7,589,664,873)		10,130,258,099
NET OTHER ASSETS - (6.1)%		(586,904,651)
NET ASSETS - 100%		$ 9,543,353,448
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,611,363
Fidelity Securities Lending Cash Central Fund	7,088,492
Total	$ 23,699,855
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aker Kvaerner ASA	$ 75,698,192	$ 265,907,779	$ -	$ 10,357,829	$ 509,546,689

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $172,775,145) - See accompanying schedule: Unaffiliated issuers (cost $6,523,146,131)	$ 8,893,264,165
Fidelity Central Funds (cost $727,447,245)	727,447,245
Other affiliated issuers (cost $339,071,497)	509,546,689
Total Investments (cost $7,589,664,873)		$ 10,130,258,099
Receivable for investments sold		268,672,869
Receivable for fund shares sold		22,616,529
Dividends receivable		6,851,203
Distributions receivable from Fidelity Central Funds		1,871,774
Prepaid expenses		2,909
Other receivables		830,929
Total assets		10,431,104,312

Liabilities
Payable to custodian bank	$ 904,232
Payable for investments purchased	5,517,566
Payable for fund shares redeemed	696,431,382
Accrued management fee	6,803,621
Other affiliated payables	1,794,752
Other payables and accrued expenses	1,045,836
Collateral on securities loaned, at value	175,253,475
Total liabilities		887,750,864

Net Assets		$ 9,543,353,448
Net Assets consist of:
Paid in capital		$ 5,796,499,220
Undistributed net investment income		106,479,330
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,100,244,979
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,540,129,919
Net Assets, for 163,441,870 shares outstanding		$ 9,543,353,448
Net Asset Value, offering price and redemption price per share ($9,543,353,448 ÷ 163,441,870 shares)		$ 58.39

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends (including $10,357,829 earned from other affiliated issuers)		$ 187,740,013
Interest		220,090
Income from Fidelity Central Funds		23,699,855
		211,659,958
Less foreign taxes withheld		(16,365,720)
Total income		195,294,238

Expenses
Management fee Basic fee	$ 59,166,775
Performance adjustment	(2,604,316)
Transfer agent fees	18,822,388
Accounting and security lending fees	1,761,024
Custodian fees and expenses	1,934,912
Independent trustees' compensation	27,643
Appreciation in deferred trustee compensation account	1,992
Registration fees	121,109
Audit	134,218
Legal	80,130
Miscellaneous	210,423
Total expenses before reductions	79,656,298
Expense reductions	(3,578,508)	76,077,790

Net investment income (loss)		119,216,448
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,123,222,685
Foreign currency transactions	(2,553,929)
Total net realized gain (loss)		1,120,668,756
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $2,038,588)	1,583,635,658
Assets and liabilities in foreign currencies	(231,552)
Total change in net unrealized appreciation (depreciation)		1,583,404,106
Net gain (loss)		2,704,072,862
Net increase (decrease) in net assets resulting from operations		$ 2,823,289,310

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 119,216,448	$ 88,135,211
Net realized gain (loss)	1,120,668,756	865,971,702
Change in net unrealized appreciation (depreciation)	1,583,404,106	392,508,226
Net increase (decrease) in net assets resulting from operations	2,823,289,310	1,346,615,139
Distributions to shareholders from net investment income	(85,344,347)	(51,835,782)
Distributions to shareholders from net realized gain	(719,995,618)	(20,228,519)
Total distributions	(805,339,965)	(72,064,301)
Share transactions Proceeds from sales of shares	2,023,578,024	2,352,534,453
Reinvestment of distributions	797,167,795	71,154,819
Cost of shares redeemed	(2,512,867,122)	(1,215,037,539)
Net increase (decrease) in net assets resulting from share transactions	307,878,697	1,208,651,733
Redemption fees	238,697	287,325
Total increase (decrease) in net assets	2,326,066,739	2,483,489,896

Net Assets
Beginning of period	7,217,286,709	4,733,796,813
End of period (including undistributed net investment income of $106,479,330 and undistributed net investment income of $82,749,519, respectively)	$ 9,543,353,448	$ 7,217,286,709
Other Information Shares
Sold	41,499,511	53,641,186
Issued in reinvestment of distributions	18,292,055	1,782,435
Redeemed	(49,648,078)	(27,857,412)
Net increase (decrease)	10,143,488	27,566,209

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 47.08	$ 37.65	$ 32.21	$ 29.19	$ 22.34
Income from Investment Operations
Net investment income (loss) B	.70	.63	.39	.17 E	.18
Net realized and unrealized gain (loss)	15.80	9.37	5.35	3.15	6.76
Total from investment operations	16.50	10.00	5.74	3.32	6.94
Distributions from net investment income	(.55)	(.41)	(.19)	(.30)	(.09)
Distributions from net realized gain	(4.64)	(.16)	(.11)	-	-
Total distributions	(5.19)	(.57)	(.30)	(.30)	(.09)
Redemption fees added to paid in capital B	- G	- G	- G	- G	- G
Net asset value, end of period	$ 58.39	$ 47.08	$ 37.65	$ 32.21	$ 29.19
Total Return A	38.79%	26.83%	17.90%	11.45%	31.18%
Ratios to Average Net Assets C, F
Expenses before reductions	.95%	1.00%	.93%	1.05%	1.04%
Expenses net of fee waivers, if any	.95%	1.00%	.93%	1.05%	1.04%
Expenses net of all reductions	.91%	.90%	.86%	1.01%	1.00%
Net investment income (loss)	1.43%	1.43%	1.11%	.55% E	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,543,353	$ 7,217,287	$ 4,733,797	$ 4,182,103	$ 3,500,394
Portfolio turnover rate D	87%	132%	87%	79%	104%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been ..52%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide Fund	31.87%	20.98%	9.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International World Index performed over the same period.

Annual Report

Worldwide

Management's Discussion of Fund Performance

Comments from William Kennedy, Lead Portfolio Manager of Fidelity® Worldwide Fund and manager of its non-U.S. equity investments, and from Stephen DuFour, Co-Portfolio Manager responsible for the fund's U.S. equity subportfolio. Kennedy became Lead Portfolio Manager and DuFour became Co-Portfolio Manager on October 1, 2007.

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

The fund gained 31.87% for the year ending October 31, 2007, nicely outpacing the 20.79% return of the MSCI World index. Stock picking was exceptionally strong in both the U.S. and non-U.S. subportfolios. Gains in Europe and non-index component South Korea, as well as in capital goods, pharmaceuticals/ biotechnology/life science, and software and services helped the non-U.S. subportfolio. Top individual contributors included Nintendo, the Japanese electronic game company, and CSL, an Australian biotech company benefiting from improved pricing for blood plasma products and royalty income from a new vaccine. Overweightings in health care and consumer discretionary and a modest stake in cash nicked returns. Individual disappointments included not owning Volkswagen, a German car maker in the index that climbed on takeover news. In the U.S. subportfolio, stock selection in industrials, financials, technology, materials and health care stood out. Winners included ABB, a Swiss-based global manufacturer of power transmission and distribution equipment, and Apple. ABB benefited from growing demand worldwide, while Apple's string of product successes drove it higher. Stock picking in consumer discretionary was a detractor, as several retail holdings - including JCPenney - disappointed investors amid slowing economic growth. JCPenney was gone from the portfolio by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Worldwide

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
United States of America	40.5%
Japan	7.9%
United Kingdom	7.8%
Germany	7.2%
Switzerland	5.8%
France	5.8%
Australia	5.4%
Canada	1.8%
Spain	1.7%
Other	16.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
United States of America	42.1%
Japan	8.7%
United Kingdom	8.4%
Switzerland	7.8%
Germany	5.7%
France	5.6%
Australia	3.8%
Netherlands	1.9%
Canada	1.8%
Other	14.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	99.5
Short-Term Investments and Net Other Assets	2.8	0.5
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.7	1.5
AT&T, Inc. (United States of America, Diversified Telecommunication Services)	2.0	1.5
ABB Ltd. (Switzerland, Electrical Equipment)	1.7	2.2
Merck & Co., Inc. (United States of America, Pharmaceuticals)	1.6	1.2
State Street Corp. (United States of America, Capital Markets)	1.4	0.6
CSL Ltd. (Australia, Biotechnology)	1.4	0.9
Union Pacific Corp. (United States of America, Road & Rail)	1.4	0.0
Hewlett-Packard Co. (United States of America, Computers & Peripherals)	1.4	0.0
Fannie Mae (United States of America, Thrifts & Mortgage Finance)	1.2	0.0
Google, Inc. Class A (sub. vtg.) (United States of America, Internet Software & Services)	1.2	1.1
	16.0
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	16.8	12.8
Information Technology	16.3	12.7
Financials	14.9	20.5
Health Care	9.4	9.8
Materials	9.0	5.5
Energy	8.8	7.6
Consumer Discretionary	7.5	13.5
Telecommunication Services	5.4	3.9
Consumer Staples	5.1	8.8
Utilities	4.0	4.4

Annual Report

Worldwide

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
Australia - 5.4%
AMP Ltd.	129,360	$ 1,238,607
Aristocrat Leisure Ltd. (d)	100,765	985,629
AXA Asia Pacific Holdings Ltd.	239,300	1,830,717
Babcock & Brown Japan Property Trust	926,600	1,450,456
Babcock & Brown Ltd.	164,271	4,756,543
Babcock & Brown Wind Partners	918,400	1,580,344
BHP Billiton Ltd. sponsored ADR	97,200	8,481,672
Brambles Ltd.	234,168	3,117,017
Cochlear Ltd.	46,300	2,977,186
Commonwealth Bank of Australia	83,600	4,814,874
Computershare Ltd.	414,665	3,343,464
CSL Ltd.	743,247	25,267,499
Downer EDI Ltd.	235,094	1,466,008
Goodman Group unit	285,587	1,851,222
Macquarie Bank Ltd.	37,034	2,957,753
Mortgage Choice Ltd.	186,300	429,073
National Australia Bank Ltd.	145,335	5,879,940
Newcrest Mining Ltd.	207,816	6,334,940
Oxiana Ltd.	178,299	710,587
QBE Insurance Group Ltd.	125,680	3,846,131
Seek Ltd.	120,324	1,053,046
United Group Ltd.	33,427	669,035
Woolworths Ltd.	171,349	5,370,363
WorleyParsons Ltd.	110,562	4,997,743
TOTAL AUSTRALIA		95,409,849
Austria - 0.2%
Raiffeisen International Bank Holding AG	19,808	3,274,422
Strabag SE (a)	14,200	1,114,849
TOTAL AUSTRIA		4,389,271
Belgium - 0.1%
InBev SA	22,000	2,076,884
Bermuda - 0.6%
Aquarius Platinum Ltd. (United Kingdom)	93,800	3,594,124
MF Global Ltd.	135,000	3,990,600
Ports Design Ltd.	286,500	1,081,598
Sinofert Holdings Ltd.	2,433,100	2,295,070
TOTAL BERMUDA		10,961,392
Brazil - 0.8%
B2W Companhia Global Do Varejo	71,300	3,849,153
Bovespa Holding SA (a)	219,000	4,170,886
Brasil Telecom SA sponsored ADR	125,000	3,698,750
Uniao de Bancos Brasileiros SA (Unibanco) GDR	21,200	3,350,448
TOTAL BRAZIL		15,069,237
Canada - 1.8%
Niko Resources Ltd.	32,300	3,619,297
Open Text Corp. (a)	84,300	2,634,710

	Shares	Value
Potash Corp. of Saskatchewan, Inc.	97,600	$ 11,987,233
Research In Motion Ltd. (a)	115,000	14,318,651
TOTAL CANADA		32,559,891
Cayman Islands - 0.5%
Alibaba.com Ltd. (a)	144,000	464,495
Chaoda Modern Agriculture (Holdings) Ltd.	758,000	691,775
CNinsure, Inc. ADR (a)	7,400	187,146
Lee & Man Paper Manufacturing Ltd.	585,100	2,340,601
Subsea 7, Inc. (a)	51,100	1,499,720
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	52,900	3,115,281
TOTAL CAYMAN ISLANDS		8,299,018
China - 0.2%
Jiangsu Expressway Co. Ltd. (H Shares)	849,700	982,992
Nine Dragons Paper (Holdings) Ltd.	654,000	1,771,537
TOTAL CHINA		2,754,529
Cyprus - 0.2%
Aisi Realty Public Ltd.	583,060	509,129
Marfin Popular Bank Public Co.	163,149	2,652,074
TOTAL CYPRUS		3,161,203
Czech Republic - 0.1%
Ceske Energeticke Zavody AS	35,200	2,544,373
Denmark - 0.4%
Vestas Wind Systems AS (a)	74,000	6,602,198
Finland - 1.2%
Citycon Oyj	50,514	329,331
Nokia Corp. sponsored ADR	459,600	18,255,312
Wartsila Corp. (B Shares)	27,200	2,222,575
TOTAL FINLAND		20,807,218
France - 5.8%
Accor SA	20,000	1,908,649
Alcatel-Lucent SA	69,600	674,424
Alstom SA	73,900	17,441,104
AXA SA	101,700	4,549,041
BNP Paribas SA	26,382	2,908,330
Cap Gemini SA	39,000	2,486,141
CNP Assurances	13,200	1,682,735
Electricite de France	55,700	6,681,001
Gameloft (a)	341,200	3,514,690
Gaz de France	50,600	2,873,724
Geodis SA	4,900	1,057,769
Groupe Danone	30,400	2,622,000
Icade SA	36,500	2,693,768
L'Oreal SA	14,900	1,951,900
LVMH Moet Hennessy - Louis Vuitton	22,400	2,884,433
Neopost SA	16,600	1,928,095
Neuf Cegetel	41,400	2,093,313
Orpea (a)	34,000	2,149,179
Common Stocks - continued
	Shares	Value
France - continued
Pinault Printemps-Redoute SA	9,800	$ 1,942,603
Remy Cointreau SA	18,300	1,406,517
Renault SA	29,000	4,869,562
Sechilienne-Sidec	10,900	978,783
Societe Generale Series A	10,985	1,850,973
Suez SA (France)	74,400	4,836,000
Total SA Series B	118,996	9,592,268
Veolia Environnement	57,562	5,141,353
Vinci SA	84,000	6,890,609
Vivendi	69,016	3,107,701
TOTAL FRANCE		102,716,665
Germany - 6.7%
Adidas-Salomon AG	30,700	2,048,219
Allianz AG (Reg.)	38,100	8,610,600
Bayer AG	105,100	8,660,240
Bayer AG sponsored ADR	139,300	11,478,320
CompuGROUP Holding AG (a)	33,200	690,237
Continental AG	14,400	2,177,859
DaimlerChrysler AG	85,000	9,362,750
DaimlerChrysler AG (Reg.)	43,700	4,813,555
Deutsche Boerse AG	45,700	7,210,286
E.ON AG	77,800	15,194,340
Gerresheimer AG	19,600	1,079,066
Hochtief AG	32,600	4,501,575
K&S AG	14,700	3,073,422
Linde AG	32,214	4,076,301
MAN AG	22,800	4,069,621
MTU Aero Engines Holding AG	3,700	225,894
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	24,000	4,604,402
Q-Cells AG (a)	47,200	6,010,897
SGL Carbon AG (a)	40,100	2,339,561
Siemens AG:
(Reg.)	56,600	7,718,542
sponsored ADR	35,900	4,895,683
SolarWorld AG	69,100	4,687,248
Wincor Nixdorf AG	14,900	1,480,013
TOTAL GERMANY		119,008,631
Greece - 0.3%
EFG Eurobank Ergasias SA	52,473	2,041,975
Marfin Financial Group Holdings SA	84,400	802,148
National Bank of Greece SA	34,500	2,398,213
TOTAL GREECE		5,242,336
Hong Kong - 0.7%
China Mobile (Hong Kong) Ltd.	96,500	2,001,024
Esprit Holdings Ltd.	430,600	7,191,494
Li & Fung Ltd.	716,100	3,398,103
TOTAL HONG KONG		12,590,621

	Shares	Value
India - 1.0%
Bharti Airtel Ltd. (a)	239,722	$ 6,193,285
Infosys Technologies Ltd.	62,311	2,956,886
Reliance Industries Ltd.	74,079	5,287,768
Satyam Computer Services Ltd.	197,732	2,430,339
TOTAL INDIA		16,868,278
Indonesia - 0.1%
PT Perusahaan Gas Negara Tbk Series B	953,000	1,493,516
Ireland - 0.2%
Paddy Power PLC (Ireland)	37,500	1,551,122
Ryanair Holdings PLC sponsored ADR (a)	29,300	1,441,267
TOTAL IRELAND		2,992,389
Israel - 0.3%
Israel Chemicals Ltd.	256,100	2,818,201
Nice Systems Ltd. sponsored ADR (a)	64,700	2,551,121
TOTAL ISRAEL		5,369,322
Italy - 1.1%
AEM SpA	454,300	1,911,383
Edison SpA	596,100	2,026,939
ENI SpA	67,751	2,475,622
Fiat SpA	162,200	5,233,347
Impregilo SpA (a)	77,000	616,914
Prysmian SpA	63,500	1,824,428
Unicredito Italiano SpA	587,600	5,022,758
TOTAL ITALY		19,111,391
Japan - 7.9%
Aeon Mall Co. Ltd.	47,700	1,240,784
Asahi Glass Co. Ltd.	121,000	1,666,742
Asics Corp.	193,000	3,078,284
Canon, Inc.	155,850	7,881,334
Chiba Bank Ltd.	132,000	1,059,696
East Japan Railway Co.	221	1,820,854
Fujifilm Holdings Corp.	95,400	4,573,476
Honda Motor Co. Ltd.	97,300	3,641,939
Ibiden Co. Ltd.	28,300	2,399,371
Japan Tobacco, Inc.	782	4,558,989
Kawasaki Kisen Kaisha Ltd.	148,000	2,054,723
Keyence Corp.	5,000	1,152,505
Konica Minolta Holdings, Inc.	182,500	3,195,461
Kubota Corp.	369,000	3,098,564
Leopalace21 Corp.	19,800	632,211
Matsui Securities Co. Ltd.	145,100	1,153,131
Mitsubishi Corp.	84,600	2,634,624
Mitsubishi Estate Co. Ltd.	127,600	3,826,058
Mitsui & Co. Ltd.	201,000	5,214,681
Mitsui Fudosan Co. Ltd.	147,000	4,067,486
Murata Manufacturing Co. Ltd.	41,000	2,495,679
Namco Bandai Holdings, Inc.	106,100	1,636,168
NGK Insulators Ltd.	140,000	4,964,226
Nintendo Co. Ltd.	33,100	20,786,800
Common Stocks - continued
	Shares	Value
Japan - continued
Nippon Building Fund, Inc.	157	$ 2,277,932
Nippon Electric Glass Co. Ltd.	55,000	935,017
Nippon Steel Corp.	299,000	1,987,740
Nomura Holdings, Inc.	183,100	3,264,673
NSK Ltd.	227,000	2,013,071
ORIX Corp.	16,630	3,411,990
Sony Corp. sponsored ADR	50,800	2,512,568
Sony Financial Holdings, Inc.	130	467,748
Sumco Corp.	67,500	2,464,095
Sumitomo Corp.	118,700	2,068,666
Sumitomo Electric Industries Ltd.	107,500	1,740,832
Sumitomo Metal Industries Ltd.	106,100	525,268
Sumitomo Mitsui Financial Group, Inc.	697	5,710,591
Sumitomo Trust & Banking Co. Ltd.	149,200	1,112,677
Takeda Pharmaceutical Co. Ltd.	124,900	7,803,505
Tokuyama Corp.	202,300	2,826,276
Toyota Motor Corp.	168,700	9,653,014
TOTAL JAPAN		139,609,449
Korea (South) - 1.1%
Korean Reinsurance Co.	56,950	1,015,967
LG Household & Health Care Ltd.	35,200	7,848,030
NHN Corp. (a)	17,982	5,782,619
Samsung Fire & Marine Insurance Co. Ltd.	13,640	3,795,061
Shinhan Financial Group Co. Ltd.	23,166	1,517,026
TOTAL KOREA (SOUTH)		19,958,703
Luxembourg - 1.0%
Acergy SA	71,500	2,069,210
ArcelorMittal SA	45,900	3,684,096
ArcelorMittal SA (NY Shares) Class A	126,100	10,081,695
SES SA (A Shares) FDR unit	98,454	2,367,827
TOTAL LUXEMBOURG		18,202,828
Malaysia - 0.6%
DiGi.com Bhd	229,400	1,727,858
Gamuda Bhd	3,356,600	4,628,030
IJM Corp. Bhd	533,300	1,400,925
KNM Group Bhd	1,210,800	2,143,186
TOTAL MALAYSIA		9,899,999
Mexico - 0.8%
America Movil SAB de CV Series L sponsored ADR	201,600	13,182,624
Urbi, Desarrollos Urbanos, SA de CV (a)	257,800	996,152
TOTAL MEXICO		14,178,776
Netherlands - 1.1%
CNH Global NV	45,900	3,010,122
Heineken NV (Bearer)	58,000	4,048,400
ING Groep NV (Certificaten Van Aandelen)	20,100	904,299

	Shares	Value
Koninklijke KPN NV	120,100	$ 2,265,491
Koninklijke Numico NV	22,700	1,808,827
Koninklijke Philips Electronics NV	81,200	3,356,808
Nutreco Holding NV	41,100	2,807,579
SBM Offshore NV	44,372	1,707,440
TOTAL NETHERLANDS		19,908,966
Netherlands Antilles - 0.2%
Schlumberger Ltd. (NY Shares)	45,500	4,393,935
Norway - 1.5%
Aker Kvaerner ASA	204,450	7,124,224
Hafslund ASA (B Shares)	42,200	1,250,312
Marine Harvest ASA (a)	2,535,800	2,570,531
Petroleum Geo-Services ASA	119,800	3,527,141
Pronova BioPharma ASA	407,100	1,873,730
Renewable Energy Corp. AS (a)	117,500	5,988,307
StatoilHydro ASA	131,200	4,439,750
TOTAL NORWAY		26,773,995
Papua New Guinea - 0.1%
Lihir Gold Ltd. (a)	592,521	2,352,379
Singapore - 0.3%
Keppel Corp. Ltd.	140,000	1,439,079
Singapore Exchange Ltd.	342,000	3,747,500
TOTAL SINGAPORE		5,186,579
South Africa - 0.0%
JSE Ltd.	19,900	264,864
Spain - 1.7%
Banco Santander Central Hispano SA	348,200	7,567,082
Compania de Distribucion Integral Logista SA	10,100	787,981
Inditex SA	96,400	7,171,763
Sol Melia SA	16,900	324,423
Telefonica SA	436,900	14,483,235
TOTAL SPAIN		30,334,484
Sweden - 0.8%
H&M Hennes & Mauritz AB (B Shares)	73,050	4,863,293
Modern Times Group MTG AB (B Shares)	68,500	4,813,732
Scania AB (B Shares)	150,200	4,101,468
TOTAL SWEDEN		13,778,493
Switzerland - 5.8%
ABB Ltd.:
(Reg.)	14,171	426,243
sponsored ADR	1,020,900	30,851,598
Actelion Ltd. (Reg.) (a)	102,960	5,115,556
BB Biotech AG	20,557	1,804,927
Compagnie Financiere Richemont unit	33,269	2,373,895
Credit Suisse Group (Reg.)	58,762	3,978,187
EFG International	31,770	1,485,233
Julius Baer Holding AG (Bearer)	61,054	5,281,543
Common Stocks - continued
	Shares	Value
Switzerland - continued
Lindt & Spruengli AG (participation certificate)	1,255	$ 4,333,938
Nestle SA (Reg.)	23,728	10,962,336
Novartis AG sponsored ADR	46,200	2,456,454
Roche Holding AG (participation certificate)	65,794	11,244,195
SGS Societe Generale de Surveillance Holding SA (Reg.)	1,632	2,138,803
Sonova Holding AG	43,235	4,852,413
Swiss Life Holding	5,699	1,574,445
Syngenta AG (Switzerland)	11,261	2,729,103
Tecan Group AG	18,800	1,257,878
The Swatch Group AG (Reg.)	80,215	5,038,109
UBS AG (NY Shares)	64,090	3,440,992
Zurich Financial Services AG (Reg.)	7,145	2,151,272
TOTAL SWITZERLAND		103,497,120
Taiwan - 0.5%
Gemtek Technology Corp.	26,088	58,707
Hon Hai Precision Industry Co. Ltd. (Foxconn)	546,536	4,150,266
PixArt Imaging, Inc.	10,900	95,390
Shin Kong Financial Holding Co. Ltd.	657,948	609,305
Siliconware Precision Industries Co. Ltd.	747,348	1,575,671
Wistron Corp.	886,550	1,765,164
TOTAL TAIWAN		8,254,503
United Kingdom - 7.8%
Anglo American PLC (United Kingdom)	59,485	4,098,500
Autonomy Corp. PLC (a)	169,700	3,466,405
BAE Systems PLC	271,000	2,805,844
Barclays PLC	86,100	1,094,546
BG Group PLC	87,500	1,614,376
BG Group PLC sponsored ADR	12,700	1,171,575
BHP Billiton PLC	288,200	10,971,026
Blinkx PLC	169,700	112,019
BP PLC	314,375	4,086,351
BP PLC sponsored ADR	6,500	506,935
British American Tobacco PLC	168,700	6,467,958
Burberry Group PLC	45,000	575,377
Capita Group PLC	94,819	1,476,529
Clipper Windpower PLC (a)	128,900	1,782,130
GlaxoSmithKline PLC sponsored ADR	60,100	3,080,125
Gyrus Group PLC (a)	217,700	1,934,904
HSBC Holdings PLC (Hong Kong) (Reg.)	86,838	1,728,424
Informa PLC	83,000	923,202
International Power PLC	572,500	5,820,352
Investec PLC	190,000	2,295,063
John Wood Group PLC	191,600	1,663,094
Marks & Spencer Group PLC	116,500	1,579,205
Misys PLC	141,300	710,188
N Brown Group PLC	251,500	1,512,434
National Grid PLC	211,900	3,531,014

	Shares	Value
Next PLC	57,000	$ 2,616,609
Pearson PLC	156,500	2,594,836
Punch Taverns Ltd.	52,400	1,094,869
Reckitt Benckiser Group PLC	123,800	7,178,506
Renovo Group PLC (a)	764,000	3,208,556
Rio Tinto PLC sponsored ADR	10,200	3,825,000
Rolls-Royce Group PLC	255,832	2,861,555
Royal Bank of Scotland Group PLC	420,274	4,513,025
Royal Dutch Shell PLC Class B	229,200	9,998,850
RPS Group PLC	261,900	2,120,840
Shire PLC	134,600	3,371,730
SSL International PLC	439,200	4,702,562
Tesco PLC	639,743	6,557,371
Vodafone Group PLC	3,074,800	12,074,740
Vodafone Group PLC sponsored ADR	71,412	2,804,349
Xstrata PLC	42,500	3,045,756
TOTAL UNITED KINGDOM		137,576,730
United States of America - 37.7%
Adobe Systems, Inc. (a)	165,200	7,913,080
AES Corp. (a)	286,100	6,125,401
AFLAC, Inc.	50,000	3,139,000
Akamai Technologies, Inc. (a)	125,000	4,898,750
Albemarle Corp.	160,000	7,641,600
Allergan, Inc.	80,500	5,440,190
American Superconductor Corp. (a)(d)	338,800	9,198,420
Amphenol Corp. Class A	154,600	6,844,142
Amylin Pharmaceuticals, Inc. (a)	159,086	7,162,052
Apple, Inc. (a)	97,900	18,596,105
AT&T, Inc.	851,200	35,571,648
athenahealth, Inc.	18,000	688,140
Celgene Corp. (a)	98,100	6,474,600
Cisco Systems, Inc. (a)	501,700	16,586,202
Cognizant Technology Solutions Corp. Class A (a)	199,600	8,275,416
CSX Corp.	120,000	5,372,400
CyberSource Corp. (a)(d)	405,200	6,625,020
DealerTrack Holdings, Inc. (a)	110,500	5,424,445
Eaton Corp.	145,000	13,424,100
EMC Corp. (a)	250,000	6,347,500
Exelixis, Inc. (a)	196,200	2,158,200
Exxon Mobil Corp.	513,800	47,264,461
Fannie Mae	380,000	21,675,200
Fluor Corp.	18,000	2,844,000
FMC Corp.	60,000	3,450,000
Freeport-McMoRan Copper & Gold, Inc. Class B	90,000	10,591,200
Fuel Tech, Inc. (a)(d)	489,423	14,472,238
General Growth Properties, Inc.	171,600	9,328,176
Gilead Sciences, Inc. (a)	173,700	8,023,203
Google, Inc. Class A (sub. vtg.) (a)	30,500	21,563,500
Hewlett-Packard Co.	480,000	24,806,400
Infinera Corp.	65,400	1,443,378
Intel Corp.	305,000	8,204,500
Common Stocks - continued
	Shares	Value
United States of America - continued
Inverness Medical Innovations, Inc. (a)	158,901	$ 9,548,361
J.B. Hunt Transport Services, Inc.	250,000	6,930,000
Lehman Brothers Holdings, Inc.	308,400	19,534,056
Macquarie Infrastructure Co. LLC	8,300	346,608
Mastercard, Inc. Class A	18,800	3,563,540
Merck & Co., Inc.	494,900	28,832,874
Microsoft Corp.	260,000	9,570,600
Molson Coors Brewing Co. Class B	70,600	4,040,438
Monsanto Co.	137,300	13,404,599
NRG Energy, Inc. (a)	55,800	2,547,828
Oracle Corp. (a)	200,000	4,434,000
PACCAR, Inc.	200,000	11,112,000
PDL BioPharma, Inc. (a)	143,700	3,046,440
Petrohawk Energy Corp. (a)	188,400	3,485,400
Phorm, Inc. (a)	40,000	1,706,900
PPL Corp.	113,900	5,888,630
Precision Castparts Corp.	51,000	7,640,310
Principal Financial Group, Inc.	25,000	1,691,750
Quanta Services, Inc. (a)	184,100	6,075,300
Quicksilver Resources, Inc. (a)	86,600	4,936,200
Raytheon Co.	100,000	6,361,000
Schering-Plough Corp.	230,000	7,019,600
Service Corp. International	546,300	7,904,961
State Street Corp.	319,100	25,454,607
Sunpower Corp. Class A (a)	25,300	3,199,438
T. Rowe Price Group, Inc.	210,000	13,490,400
The Coca-Cola Co.	210,000	12,969,600
Titanium Metals Corp. (a)	360,440	12,687,488
Union Pacific Corp.	195,000	24,967,800
Visual Sciences, Inc. (a)	407,800	7,421,960
VMware, Inc. Class A	59,800	7,464,834
Washington Group International, Inc. (a)	81,500	7,934,025
Weatherford International Ltd. (a)	150,000	9,736,500
Williams Companies, Inc.	455,000	16,602,950
TOTAL UNITED STATES OF AMERICA		669,123,664
TOTAL COMMON STOCKS (Cost $1,300,581,017)		1,713,323,679
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.5%
Fresenius AG (non-vtg.)	36,000	2,854,542
Porsche AG	1,371	3,652,854
ProSiebenSat.1 Media AG	87,700	2,562,795
TOTAL GERMANY		9,070,191

	Shares	Value
Italy - 0.1%
Intesa Sanpaolo SpA	99,200	$ 752,954
United Kingdom - 0.0%
Rolls-Royce Group PLC B Shares (a)	10,335,612	21,488
Rolls-Royce Group PLC B Shares	1,259	3
TOTAL UNITED KINGDOM		21,491
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,816,032)		9,844,636
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 4.97% (b)	55,269,323	55,269,323
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	10,574,223	10,574,223
TOTAL MONEY MARKET FUNDS (Cost $65,843,546)		65,843,546
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,373,240,595)		1,789,011,861
NET OTHER ASSETS - (0.9)%		(15,409,297)
NET ASSETS - 100%		$ 1,773,602,564
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 943,593
Fidelity Securities Lending Cash Central Fund	341,711
Total	$ 1,285,304

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $10,487,285) - See accompanying schedule: Unaffiliated issuers (cost $1,307,397,049)	$ 1,723,168,315
Fidelity Central Funds (cost $65,843,546)	65,843,546
Total Investments (cost $1,373,240,595)		$ 1,789,011,861
Receivable for investments sold		33,855,779
Receivable for fund shares sold		2,810,116
Dividends receivable		1,742,948
Distributions receivable from Fidelity Central Funds		306,933
Prepaid expenses		575
Other receivables		158,150
Total assets		1,827,886,362

Liabilities
Payable to custodian bank	$ 1,684,678
Payable for investments purchased	39,168,671
Payable for fund shares redeemed	865,732
Accrued management fee	1,213,787
Other affiliated payables	339,499
Other payables and accrued expenses	437,208
Collateral on securities loaned, at value	10,574,223
Total liabilities		54,283,798

Net Assets		$ 1,773,602,564
Net Assets consist of:
Paid in capital		$ 1,168,264,684
Undistributed net investment income		9,207,582
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		180,617,786
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		415,512,512
Net Assets, for 70,446,578 shares outstanding		$ 1,773,602,564
Net Asset Value, offering price and redemption price per share ($1,773,602,564 ÷ 70,446,578 shares)		$ 25.18

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 24,782,828
Interest		2,295
Income from Fidelity Central Funds		1,285,304
		26,070,427
Less foreign taxes withheld		(1,589,917)
Total income		24,480,510

Expenses
Management fee Basic fee	$ 10,364,517
Performance adjustment	473,885
Transfer agent fees	3,218,206
Accounting and security lending fees	656,870
Custodian fees and expenses	333,900
Independent trustees' compensation	5,167
Registration fees	45,988
Audit	100,372
Legal	22,252
Interest	2,619
Miscellaneous	47,401
Total expenses before reductions	15,271,177
Expense reductions	(403,346)	14,867,831

Net investment income (loss)		9,612,679
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $183,484)	184,204,077
Foreign currency transactions	41,342
Futures contracts	(187,513)
Total net realized gain (loss)		184,057,906
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $260,649)	221,591,259
Assets and liabilities in foreign currencies	65,027
Total change in net unrealized appreciation (depreciation)		221,656,286
Net gain (loss)		405,714,192
Net increase (decrease) in net assets resulting from operations		$ 415,326,871

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,612,679	$ 11,004,832
Net realized gain (loss)	184,057,906	190,489,131
Change in net unrealized appreciation (depreciation)	221,656,286	41,357,609
Net increase (decrease) in net assets resulting from operations	415,326,871	242,851,572
Distributions to shareholders from net investment income	(10,242,312)	(6,174,286)
Distributions to shareholders from net realized gain	(160,260,858)	(64,208,386)
Total distributions	(170,503,170)	(70,382,672)
Share transactions Proceeds from sales of shares	384,029,331	204,091,203
Reinvestment of distributions	166,220,804	68,541,602
Cost of shares redeemed	(349,745,488)	(297,960,894)
Net increase (decrease) in net assets resulting from share transactions	200,504,647	(25,328,089)
Redemption fees	55,036	34,454
Total increase (decrease) in net assets	445,383,384	147,175,265

Net Assets
Beginning of period	1,328,219,180	1,181,043,915
End of period (including undistributed net investment income of $9,207,582 and undistributed net investment income of $10,732,638, respectively)	$ 1,773,602,564	$ 1,328,219,180
Other Information Shares
Sold	17,316,232	9,990,392
Issued in reinvestment of distributions	8,382,290	3,551,377
Redeemed	(16,127,334)	(14,660,695)
Net increase (decrease)	9,571,188	(1,118,926)

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.82	$ 19.05	$ 16.72	$ 15.30	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.14	.17	.15 E	.05 F	.04
Net realized and unrealized gain (loss)	6.05	3.74	2.30	1.44	3.37
Total from investment operations	6.19	3.91	2.45	1.49	3.41
Distributions from net investment income	(.17)	(.10)	(.10)	(.07)	(.02)
Distributions from net realized gain	(2.66)	(1.04)	(.02)	-	-
Total distributions	(2.83)	(1.14)	(.12)	(.07)	(.02)
Redemption fees added to paid in capital B	- H	- H	- H	- H	- H
Net asset value, end of period	$ 25.18	$ 21.82	$ 19.05	$ 16.72	$ 15.30
Total Return A	31.87%	21.31%	14.71%	9.77%	28.68%
Ratios to Average Net Assets C, G
Expenses before reductions	1.04%	1.08%	1.07%	1.23%	1.31%
Expenses net of fee waivers, if any	1.04%	1.08%	1.07%	1.23%	1.31%
Expenses net of all reductions	1.02%	1.02%	1.01%	1.19%	1.28%
Net investment income (loss)	.66%	.85%	.82% E	.29% F	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,773,603	$ 1,328,219	$ 1,181,044	$ 1,064,162	$ 849,087
Portfolio turnover rate D	128%	205%	93%	95%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .60%. F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .25%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Diversified International Fund, Fidelity Aggressive International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the Funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Fidelity Diversified International Fund is currently closed to most new accounts. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Overseas and Diversified International, Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statements of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, futures and option transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified International	$ 39,902,318,787	$ 20,782,314,475	$ (527,608,073)	$ 20,254,706,402
Aggressive International	750,850,767	73,944,632	(43,535,941)	30,408,691
Overseas	7,595,532,819	2,640,203,481	(105,478,201)	2,534,725,280
Worldwide	1,377,560,595	428,264,399	(16,813,133)	411,451,266
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Diversified International	$ 546,113,911	$ 3,405,000,465
Aggressive International	73,735,591	23,228,078
Overseas	201,459,531	836,356,812
Worldwide	53,272,040	123,890,744

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

October 31, 2007
	Ordinary Income	Long-term Capital Gains	Total
Diversified International	$ 449,483,504	$ 2,945,308,286	$ 3,394,791,790
Aggressive International	10,756,243	65,613,067	76,369,310
Overseas	313,446,407	491,893,558	805,339,965
Worldwide	44,085,022	126,418,148	170,503,170
October 31, 2006
	Ordinary Income	Long-term Capital Gains	Total
Diversified International	$ 342,153,004	$ 645,163,292	$ 987,316,296
Aggressive International	7,891,662	60,750,944	68,642,606
Overseas	72,064,301	-	72,064,301
Worldwide	10,496,004	59,886,668	70,382,672

Short-Term Trading (Redemption) Fees. Shares held in the Funds less than 30 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

4. Operating Policies.

Forward Foreign Currency Contracts. Diversified International Fund and Aggressive International Fund generally use foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage the Funds' currency exposure. Contracts to sell generally are used to hedge the Funds' investments against currency fluctuations, while contracts to buy generally are used to offset a previous contract to sell. Also, a contract to buy can be used to acquire exposure to foreign currencies and a contract to sell can be used to offset a previous contract to buy. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds' Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date. Contracts that have been offset with different counterparties are reflected as both a contract to buy and a contract to sell in the Schedule of Investments under the caption "Forward Foreign Currency Contracts."

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Futures Contracts. Certain Funds may use futures contracts to manage their exposure to the stock markets. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in each applicable Fund's Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. Government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Diversified International	28,792,560,081	24,868,995,667
Aggressive International	837,904,632	717,441,191
Overseas	7,013,512,480	6,978,226,228
Worldwide	1,874,445,471	1,855,303,329

Diversified International realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Diversified International, Aggressive International, Overseas and Worldwide is subject to a performance adjustment (up to a maximum ±.20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each Fund's relative investment performance as compared to an appropriate benchmark index. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable , was as follows:

	Individual Rate	Group Rate	Total
Diversified International	.45%	.26%	.70%
Aggressive International	.45%	.26%	.49%
Overseas	.45%	.26%	.68%
Worldwide	.45%	.26%	.74%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Diversified International	.20%
Aggressive International	.25%
Overseas	.23%
Worldwide	.22%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Diversified International	$ 10,276
Aggressive International	709
Overseas	3,692
Worldwide	11,315

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Worldwide	Borrower	$ 4,368,750	5.40%	$ 2,619

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Diversified International	$103,513
Aggressive International	1,154
Overseas	16,910
Worldwide	2,991

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

Diversified International	$ 35,690,016
Aggressive International	541,973
Overseas	7,088,492
Worldwide	341,711

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction

Diversified International	$ 7,692,706	$ 82,700	$ 3,582,801
Aggressive International	359,854	3,273	17,858
Overseas	2,755,633	8,453	718,091
Worldwide	299,114	10,047	74,058

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom Funds were the owners of the record, in the aggregate of approximately 27% of the total outstanding shares of Overseas.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statements of Operations as an expense reduction.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a Fund of Fidelity Investment Trust) at October 31, 2007 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for its five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management.Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund (the Funds), each fund of Fidelity Investment Trust (the Trust) including the schedules of investments, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as a Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Diversified International, Aggressive International, Overseas, and Worldwide. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Worldwide. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Diversified International, Aggressive International, Overseas, and Worldwide. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund	12/10/07	12/07/07	$0.47	$2.57
Fidelity Aggressive International Fund	12/10/07	12/07/07	$0.14	$2.39
Fidelity Overseas Fund	12/10/07	12/07/07	$0.57	$5.75
Fidelity Worldwide Fund	12/10/07	12/07/07	$0.12	$2.38

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Diversified International Fund	$3,636,066,644
Fidelity Aggressive International Fund	$23,482,872
Fidelity Overseas Fund	$836,775,446
Fidelity Worldwide Fund	$123,890,744

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Worldwide Fund	18%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

Fidelity Diversified International Fund	100%
Fidelity Aggressive International Fund	45%
Fidelity Overseas Fund	30%
Fidelity Worldwide Fund	42%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund	12/11/06	$0.396	$0.0301
Fidelity Aggressive International Fund	12/11/06	$0.277	$0.0159
Fidelity Overseas Fund	12/04/06	$0.499	$0.0509
Fidelity Worldwide Fund	12/11/06	$0.149	$0.0134

The funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to each fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds (or a custom peer group of mutual funds, in the case of Aggressive International Fund) deemed appropriate by the Board over multiple periods.

For each of Diversified International Fund, Overseas Fund, and Worldwide Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings.

For Aggressive International Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc.

The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Diversified International Fund

Annual Report

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for the one-year period, the second quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return compared favorably to its benchmark.

Fidelity Aggressive International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was higher than its benchmark. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how each fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 13% would mean that 87% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment, is also included in the charts and considered by the Board.

Annual Report

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Aggressive International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders of Aggressive International Fund approved a prospective change in the index used to calculate the fund's performance adjustment, beginning March 1, 2001. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to March 1, 2001 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2002 through 2004 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as Diversified International Fund's and Worldwide Fund's positive performance adjustment, and Aggressive International Fund's and Overseas Fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that each fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in each fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of each fund's management contract, the Board approved amendments to each fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although Diversified International Fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that Diversified International Fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

IBD-UANNPRO-1207
1.784774.104

Fidelity's

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Canada Fund	<Click Here>	Shareholder Expense Example
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to Financial Statements
Shareholder Expense Example	<Click Here>	An example of Shareholder Expenses
China Region Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Emerging Markets Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Europe Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Europe Capital Appreciation Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Japan Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Japan Smaller Companies Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Latin America Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Nordic Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Pacific Basin Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Southeast Asia Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to Financial Statements
Reports of Independent Registered Public Accounting Firms	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view each fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
China Region
Actual	$ 1,000.00	$ 1,672.20	$ 7.14
HypotheticalA	$ 1,000.00	$ 1,019.86	$ 5.40
Emerging Markets
Actual	$ 1,000.00	$ 1,413.80	$ 6.27
HypotheticalA	$ 1,000.00	$ 1,020.01	$ 5.24
Europe
Actual	$ 1,000.00	$ 1,105.50	$ 5.57
HypotheticalA	$ 1,000.00	$ 1,019.91	$ 5.35
Europe Capital Appreciation
Actual	$ 1,000.00	$ 1,089.80	$ 5.69
HypotheticalA	$ 1,000.00	$ 1,019.76	$ 5.50
Japan
Actual	$ 1,000.00	$ 1,041.10	$ 5.76
HypotheticalA	$ 1,000.00	$ 1,019.56	$ 5.70
Japan Smaller Companies
Actual	$ 1,000.00	$ 1,040.40	$ 5.19
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.14
Latin America
Actual	$ 1,000.00	$ 1,396.80	$ 5.98
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 5.04
Nordic
Actual	$ 1,000.00	$ 1,154.30	$ 5.70
HypotheticalA	$ 1,000.00	$ 1,019.91	$ 5.35
	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Pacific Basin
Actual	$ 1,000.00	$ 1,258.20	$ 6.83
HypotheticalA	$ 1,000.00	$ 1,019.16	$ 6.11
Southeast Asia
Actual	$ 1,000.00	$ 1,637.30	$ 7.05
HypotheticalA	$ 1,000.00	$ 1,019.86	$ 5.40

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
China Region	1.06%
Emerging Markets	1.03%
Europe	1.05%
Europe Capital Appreciation	1.08%
Japan	1.12%
Japan Smaller Companies	1.01%
Latin America	.99%
Nordic	1.05%
Pacific Basin	1.20%
Southeast Asia	1.06%

Annual Report

Canada

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007) for the Canada class and for the entire period (May 2, 2007 to October 31, 2007) for Class A, Class T, Class B, Class C, and Institutional Class.

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,299.30	$ 7.09
HypotheticalA	$ 1,000.00	$ 1,019.00	$ 6.26
Class T
Actual	$ 1,000.00	$ 1,298.00	$ 8.53
HypotheticalA	$ 1,000.00	$ 1,017.74	$ 7.53
Classs B
Actual	$ 1,000.00	$ 1,294.10	$ 11.50
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Class C
Actual	$ 1,000.00	$ 1,294.60	$ 11.45
HypotheticalA	$ 1,000.00	$ 1,015.17	$ 10.11
Canada
Actual	$ 1,000.00	$ 1,318.80	$ 5.61
HypotheticalA	$ 1,000.00	$ 1,020.37	$ 4.89
Institutional Class
Actual	$ 1,000.00	$ 1,300.90	$ 5.83
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.14

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for the Canada class and multiplied by 183/365 (to reflect the period May 2, 2007 to October 31, 2007) for Class A, Class T, Class B, Class C, and Institutional Class.

Annual Report

Canada
Shareholder Expense Example - continued

Annualized Expense Ratio
Class A	1.23%
Class T	1.48%
Class B	2.00%
Class C	1.99%
Canada	.96%
Institutional Class	1.01%

Annual Report

Canada

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada Fund	46.03%	33.12%	16.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Annual Report

Canada

Management's Discussion of Fund Performance

Comments from Maxime Lemieux, Portfolio Manager of Fidelity® Canada Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

For the 12 months that ended October 31, 2007, the fund returned 46.03%, solidly outperforming the 43.24% gain of the S&P/TSX Composite Index. Despite an underweighting in the strong-performing energy and materials sectors, prudent stock selection within these and other sectors - notably technology - propelled the fund's return past that of the benchmark. Overweighted positions in technology firm Research In Motion, aluminum producer and takeover target Alcan, engineering firm SNC-Lavalin, T-shirt manufacturer Gildan Activewear and fertilizer giant Potash Corp. of Saskatchewan made these stocks top contributors. Owning only a small stake in poorly performing telecommunications equipment maker Nortel Networks also boosted relative returns. Conversely, we had disappointing results in financials, led by property and casualty insurer ING Canada and Bank of Montreal. Elsewhere, telecom services operator TELUS, and gas and convenience store owner Alimentation Couche-Tard also detracted. Underweighting strong-performing telecom services operator BCE, which is in the process of being acquired, and not owning nickel producer and index component LionOre, which was taken over during the period, also dampened returns.

Note to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2007, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Canada

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Canada	94.9%
United States of America	5.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Canada	96.5%
United States of America	3.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.1	97.7
Short-Term Investments and Net Other Assets	3.9	2.3
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Research In Motion Ltd. (Communications Equipment)	4.8	2.6
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.7	3.6
Manulife Financial Corp. (Insurance)	4.5	5.0
Royal Bank of Canada (Commercial Banks)	4.0	4.7
Toronto-Dominion Bank (Commercial Banks)	3.9	4.5
Potash Corp. of Saskatchewan, Inc. (Chemicals)	3.7	2.5
SNC-Lavalin Group, Inc. (Construction & Engineering)	3.6	1.3
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	3.5	3.1
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	3.4	3.1
EnCana Corp. (Oil, Gas & Consumable Fuels)	3.2	3.2
	39.3
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	25.6	26.8
Financials	23.7	29.7
Materials	10.9	9.5
Industrials	10.3	8.0
Information Technology	9.5	5.9
Consumer Discretionary	6.3	7.6
Telecommunication Services	6.3	6.6
Consumer Staples	3.4	3.6
Health Care	0.1	0.0

Annual Report

Canada

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares		Value
CONSUMER DISCRETIONARY - 6.3%
Hotels, Restaurants & Leisure - 0.7%
Great Canadian Gaming Corp. (a)	1,100,000		$ 16,310,104
Tim Hortons, Inc.	500,000		18,950,000
			35,260,104
Media - 3.0%
Aeroplan Income Fund	718,200		17,038,424
Aeroplan Income Fund (a)(e)	31,800		754,416
Astral Media, Inc. Class A (non-vtg.)	200,000		9,540,352
Corus Entertainment, Inc. Class B (non-vtg.)	550,000		28,979,559
Quebecor, Inc. Class B (sub. vtg.)	975,000		42,337,429
Yellow Pages Income Fund	3,200,000		48,464,308
			147,114,488
Multiline Retail - 0.5%
Canadian Tire Corp. Ltd. Class A (non-vtg.)	275,000		25,309,786
Textiles, Apparel & Luxury Goods - 2.1%
Gildan Activewear, Inc. (a)	2,250,000		103,063,440
TOTAL CONSUMER DISCRETIONARY			310,747,818
CONSUMER STAPLES - 3.4%
Food & Staples Retailing - 2.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,250,000		27,179,093
Metro, Inc. Class A (sub. vtg.)	725,000		27,281,561
Shoppers Drug Mart Corp.	1,250,000		73,316,035
			127,776,689
Food Products - 0.8%
Saskatchewan Wheat Pool, Inc. (a)	1,826,500		24,702,823
Saskatchewan Wheat Pool, Inc. (a)(e)	1,273,500		17,223,676
			41,926,499
TOTAL CONSUMER STAPLES			169,703,188
ENERGY - 25.6%
Energy Equipment & Services - 0.6%
CCS Income Trust	500,000		23,935,607
Flint Energy Services Ltd. (a)	250,000		6,441,961
Savanna Energy Services Corp.	140,000		2,367,931
			32,745,499
Oil, Gas & Consumable Fuels - 25.0%
AltaGas Income Trust	700,000		19,868,672
Cameco Corp.	1,000,000		49,300,996
Canadian Natural Resources Ltd.	2,100,000		174,725,694
Canadian Oil Sands Trust	1,700,000		62,476,170
Duvernay Oil Corp. (a)	350,000		12,644,037
EnCana Corp.	2,250,000		157,514,298
Galleon Energy, Inc. (a)(e)	100,000		1,524,042
Galleon Energy, Inc. Class A (a)	700,000		10,668,291
Husky Energy, Inc.	1,400,000		65,284,897
Keyera Facilities Income Fund	1,000,000		17,729,295

	Shares		Value
Nexen, Inc.	1,250,000		$ 42,350,667
Niko Resources Ltd.	475,000		53,224,952
Niko Resources Ltd. (e)	20,000		2,241,051
Petro-Canada	1,232,900		71,164,001
Suncor Energy, Inc.	2,100,000		230,083,669
Talisman Energy, Inc.	3,200,000		69,747,935
TransCanada Corp.	3,700,000		157,451,811
Uranium One, Inc. (a)	1,550,000		17,220,398
Valero Energy Corp.	280,000		19,720,400
			1,234,941,276
TOTAL ENERGY			1,267,686,775
FINANCIALS - 23.7%
Capital Markets - 0.6%
CI Financial Income Fund	950,000		28,604,639
Commercial Banks - 12.9%
Bank of Montreal	2,300,000		153,463,249
Canadian Imperial Bank of Commerce	450,000		48,612,582
National Bank of Canada	800,000		46,303,749
Royal Bank of Canada	3,350,000		198,828,638
Toronto-Dominion Bank	2,550,000		192,694,874
			639,903,092
Diversified Financial Services - 0.8%
Onex Corp. (sub. vtg.)	425,000		17,887,630
TSX Group, Inc.	375,000		20,231,413
			38,119,043
Insurance - 7.3%
ING Canada, Inc.	570,000		27,165,855
Manulife Financial Corp.	4,750,000		222,307,244
Power Corp. of Canada (sub. vtg.)	1,200,000		51,497,564
Sun Life Financial, Inc.	1,000,000		58,133,870
			359,104,533
Real Estate Management & Development - 2.1%
Brookfield Asset Management, Inc. Class A	1,850,000		75,610,570
Brookfield Properties Corp.	1,250,000		31,212,508
			106,823,078
TOTAL FINANCIALS			1,172,554,385
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Noveko International, Inc. (a)	834,000		6,085,850
INDUSTRIALS - 10.3%
Aerospace & Defense - 2.9%
Bombardier, Inc. Class B (sub. vtg.) (a)	16,275,000		96,526,160
Common Stocks - continued
	Shares		Value
INDUSTRIALS - continued
Aerospace & Defense - continued
CAE, Inc.	3,300,000		$ 44,526,583
Mecachrome International, Inc. (a)(e)	400,000		5,380,216
			146,432,959
Commercial Services & Supplies - 0.4%
Garda World Security Corp. (a)	950,000		18,321,860
Construction & Engineering - 3.6%
SNC-Lavalin Group, Inc.	3,450,000		178,748,146
Machinery - 0.2%
Bucyrus International, Inc. Class A	100,000		8,250,000
Road & Rail - 1.9%
Canadian National Railway Co.	1,300,000		72,958,060
Canadian Pacific Railway Ltd.	150,000		10,561,322
TransForce Income Fund	844,237		9,450,948
			92,970,330
Trading Companies & Distributors - 1.3%
Finning International, Inc.	1,900,000		65,399,280
TOTAL INDUSTRIALS			510,122,575
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 5.0%
Nortel Networks Corp. (a)	550,000		8,877,357
Research In Motion Ltd. (a)	1,900,000		236,569,016
			245,446,373
Electronic Equipment & Instruments - 0.2%
Miranda Technologies, Inc. (a)	613,700		6,629,676
Miranda Technologies, Inc. (a)(e)	186,300		2,012,561
			8,642,237
Internet Software & Services - 2.6%
Google, Inc. Class A (sub. vtg.) (a)	150,000		106,050,000
Open Text Corp. (a)(d)	675,000		21,096,431
			127,146,431
IT Services - 0.6%
CGI Group, Inc. Class A (sub. vtg.) (a)	2,000,000		22,791,781
Emergis, Inc. (a)	700,000		5,552,849
			28,344,630
Semiconductors & Semiconductor Equipment - 0.2%
Broadcom Corp. Class A (a)	250,000		8,137,500
Tundra Semiconductor Corp. Ltd. (a)	355,000		1,928,776
			10,066,276

	Shares		Value
Software - 0.9%
Cognos, Inc. (a)	350,000		$ 17,615,501
MacDonald Dettwiler & Associates Ltd. (a)	625,000		29,787,121
			47,402,622
TOTAL INFORMATION TECHNOLOGY			467,048,569
MATERIALS - 10.9%
Chemicals - 3.7%
Potash Corp. of Saskatchewan, Inc.	1,470,000		180,545,409
Metals & Mining - 7.2%
Aber Diamond Corp.	450,000		19,797,712
Barrick Gold Corp.	1,100,000		48,930,311
Eldorado Gold Corp. (a)	350,000		2,442,809
First Quantum Minerals Ltd.	50,000		5,384,982
Fording Canadian Coal Trust	400,000		14,666,384
Goldcorp, Inc.	2,850,000		100,302,372
Kinross Gold Corp. (a)	3,800,000		75,178,988
Shore Gold, Inc. (a)	3,000,000		14,456,683
Teck Cominco Ltd. Class B (sub. vtg.)	600,000		30,063,546
US Gold Corp. (a)	1,100,000		5,137,000
US Gold Corp. warrants 2/22/11 (a)(f)	200,000		324,084
Yamana Gold, Inc. (d)	2,750,000		41,474,264
			358,159,135
TOTAL MATERIALS			538,704,544
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 2.6%
BCE, Inc.	650,000		28,397,056
TELUS Corp. (non-vtg.)	1,725,000		100,463,620
			128,860,676
Wireless Telecommunication Services - 3.7%
American Tower Corp. Class A (a)	325,000		14,358,500
Rogers Communications, Inc. Class B (non-vtg.)	3,250,000		165,701,123
			180,059,623
TOTAL TELECOMMUNICATION SERVICES			308,920,299
TOTAL COMMON STOCKS (Cost $2,920,644,814)		4,751,574,003
Government Obligations - 2.6%
	Principal Amount
Canadian Government Treasury Bills yield at date of purchase 3.9104% to 4.5618% 11/1/07 to 2/7/08 (Cost $119,603,328)	CAD	$ 121,450,000	127,806,224
Money Market Funds - 2.9%
	Shares		Value
Fidelity Cash Central Fund, 4.97% (b)	129,652,562		$ 129,652,562
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	15,247,500		15,247,500
TOTAL MONEY MARKET FUNDS (Cost $144,900,062)		144,900,062
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $3,185,148,204)			5,024,280,289
NET OTHER ASSETS - (1.6)%			(81,336,082)
NET ASSETS - 100%		$ 4,942,944,207
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,135,962 or 0.6% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $324,084 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 98,359
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,233,641
Fidelity Securities Lending Cash Central Fund	4,436,261
Total	$ 7,669,902
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
WestJet Airlines Ltd.	$ 3,582,328	$ 281,310	$ 5,177,899	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $15,071,263) - See accompanying schedule: Unaffiliated issuers (cost $3,040,248,142)	$ 4,879,380,227
Fidelity Central Funds (cost $144,900,062)	144,900,062
Total Investments (cost $3,185,148,204)		$ 5,024,280,289
Cash		54,573
Foreign currency held at value (cost $2,187,024)		2,190,556
Receivable for investments sold		11,913,945
Receivable for fund shares sold		24,997,924
Dividends receivable		4,574,014
Distributions receivable from Fidelity Central Funds		817,046
Prepaid expenses		1,281
Other receivables		182,735
Total assets		5,069,012,363

Liabilities
Payable for investments purchased	$ 103,381,374
Payable for fund shares redeemed	3,704,968
Accrued management fee	2,706,784
Distribution fees payable	16,777
Other affiliated payables	826,650
Other payables and accrued expenses	184,103
Collateral on securities loaned, at value	15,247,500
Total liabilities		126,068,156

Net Assets		$ 4,942,944,207
Net Assets consist of:
Paid in capital		$ 2,817,566,476
Undistributed net investment income		26,450,845
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		259,628,185
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,839,298,701
Net Assets		$ 4,942,944,207

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,911,606 ÷ 298,051 shares)	$ 70.16

Maximum offering price per share (100/94.25 of $70.16)	$ 74.44
Class T: Net Asset Value and redemption price per share ($14,522,231 ÷ 207,194 shares)	$ 70.09

Maximum offering price per share (100/96.50 of $70.09)	$ 72.63
Class B: Net Asset Value and offering price per share ($4,078,099 ÷ 58,354.4 shares)A	$ 69.88

Class C: Net Asset Value and offering price per share ($8,751,799 ÷ 125,182 shares)A	$ 69.91

Canada: Net Asset Value, offering price and redemption price per share ($4,890,616,915 ÷ 69,617,220 shares)	$ 70.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,063,557 ÷ 57,844 shares)	$ 70.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 64,656,558
Interest		3,366,629
Income from Fidelity Central Funds (including $4,436,261 from security lending)		7,669,902
		75,693,089
Less foreign taxes withheld		(9,150,807)
Total income		66,542,282

Expenses
Management fee Basic fee	$ 25,043,384
Performance adjustment	(579,460)
Transfer agent fees	7,412,777
Distribution fees	39,582
Accounting and security lending fees	1,426,984
Custodian fees and expenses	200,450
Independent trustees' compensation	11,897
Registration fees	222,934
Audit	84,068
Legal	33,081
Interest	36,171
Miscellaneous	119,526
Total expenses before reductions	34,051,394
Expense reductions	(687,313)	33,364,081
Net investment income (loss)		33,178,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	271,498,118
Other affiliated issuers	1,297,868
Foreign currency transactions	(518,962)
Total net realized gain (loss)		272,277,024
Change in net unrealized appreciation (depreciation) on: Investment securities	1,120,584,615
Assets and liabilities in foreign currencies	134,640
Total change in net unrealized appreciation (depreciation)		1,120,719,255
Net gain (loss)		1,392,996,279
Net increase (decrease) in net assets resulting from operations		$ 1,426,174,480

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 33,178,201	$ 19,732,045
Net realized gain (loss)	272,277,024	70,228,167
Change in net unrealized appreciation (depreciation)	1,120,719,255	455,286,136
Net increase (decrease) in net assets resulting from operations	1,426,174,480	545,246,348
Distributions to shareholders from net investment income	(22,989,617)	(7,430,512)
Distributions to shareholders from net realized gain	(65,775,827)	(464,413)
Total distributions	(88,765,444)	(7,894,925)
Share transactions - net increase (decrease)	467,056,549	875,768,447
Redemption fees	1,551,369	1,291,008
Total increase (decrease) in net assets	1,806,016,954	1,414,410,878

Net Assets
Beginning of period	3,136,927,253	1,722,516,375
End of period (including undistributed net investment income of $26,450,845 and undistributed net investment income of $17,032,665, respectively)	$ 4,942,944,207	$ 3,136,927,253

Financial Highlights - Class A

Years ended October 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.19
Net realized and unrealized gain (loss)	15.96
Total from investment operations	16.15
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 70.16
Total Return B, C, D	29.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.23% A
Expenses net of fee waivers, if any	1.23% A
Expenses net of all reductions	1.22% A
Net investment income (loss)	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,912
Portfolio turnover rate G	42%

AAnnualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	15.99
Total from investment operations	16.08
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 70.09
Total Return B, C, D	29.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.48% A
Expenses net of fee waivers, if any	1.48% A
Expenses net of all reductions	1.47% A
Net investment income (loss)	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,522
Portfolio turnover rate G	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended October 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	15.93
Total from investment operations	15.87
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 69.88
Total Return B, C, D	29.41%
Ratios to Average Net Assets F, I
Expenses before reductions	2.00% A
Expenses net of fee waivers, if any	2.00% A
Expenses net of all reductions	1.99% A
Net investment income (loss)	(.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,078
Portfolio turnover rate G	42%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	15.94
Total from investment operations	15.90
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 69.91
Total Return B, C, D	29.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.99% A
Expenses net of fee waivers, if any	1.99% A
Expenses net of all reductions	1.97% A
Net investment income (loss)	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,752
Portfolio turnover rate G	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Canada

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 49.48	$ 39.14	$ 31.87	$ 25.13	$ 17.52
Income from Investment Operations
Net investment income (loss) B	.52	.34	.20	.10	.05
Net realized and unrealized gain (loss)	21.62	10.15	7.12	6.74	7.58
Total from investment operations	22.14	10.49	7.32	6.84	7.63
Distributions from net investment income	(.36)	(.16)	(.08)	(.13)	(.04)
Distributions from net realized gain	(1.03)	(.01)	-	-	-
Total distributions	(1.39)	(.17)	(.08)	(.13)	(.04)
Redemption fees added to paid in capital B	.02	.02	.03	.03	.02
Net asset value, end of period	$ 70.25	$ 49.48	$ 39.14	$ 31.87	$ 25.13
Total Return A	46.03%	26.93%	23.11%	27.45%	43.75%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	1.00%	1.08%	1.20%	1.42%
Expenses net of fee waivers, if any	.96%	1.00%	1.08%	1.20%	1.42%
Expenses net of all reductions	.94%	.97%	1.04%	1.15%	1.37%
Net investment income (loss)	.94%	.74%	.55%	.34%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,890,617	$ 3,136,927	$ 1,722,516	$ 413,319	$ 167,205
Portfolio turnover rate D	42%	50%	24%	47%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.25
Net realized and unrealized gain (loss)	15.99
Total from investment operations	16.24
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 70.25
Total Return B, C	30.09%
Ratios to Average Net Assets E, H
Expenses before reductions	1.01% A
Expenses net of fee waivers, if any	1.01% A
Expenses net of all reductions	.99% A
Net investment income (loss)	.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,064
Portfolio turnover rate F	42%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C, and Institutional Class shares and the existing class was designated Canada on May 2, 2007. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Canada

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,850,820,017
Unrealized depreciation	(19,377,264)
Net unrealized appreciation (depreciation)	1,831,442,753
Undistributed ordinary income	67,424,056
Undistributed long-term capital gain	190,207,109

Cost for federal income tax purposes	$ 3,192,837,536

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 44,702,026	$ 7,894,925
Long-term Capital Gains	44,063,418	-
Total	$ 88,765,444	$ 7,894,925

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,761,898,540 and $1,447,644,407, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Canada as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 5,970	$ 482
Class T	.25%	.25%	10,734	-
Class B	.75%	.25%	9,698	7,368
Class C	.75%	.25%	13,180	10,333
			$ 39,582	$ 18,183

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Canada

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 50,862
Class T	9,963
Class B*	37,782
Class C*	1,134
$ 99,741

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Canada. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Canada shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 5,269.22
Class T	4,782.22
Class B	2,280.23
Class C	3,048.23
Canada	7,395,989.21
Institutional Class	1,409.24
	$ 7,412,777

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $308 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,734,333	5.28%	$ 36,171

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7,075 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities

Annual Report

8. Security Lending - continued

loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Canada's operating expenses. During the period, this reimbursement reduced Canada's expenses by $60,108.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $472,386 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $13,107. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Canada	$ 100,637

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Canada	$ 22,989,617	$ 7,430,512
From net realized gain
Canada	$ 65,775,827	$ 464,413

Annual Report

Canada

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares A		Dollars A
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	308,956	-	$ 19,422,841	$ -
Shares redeemed	(10,905)	-	(645,019)	-
Net increase (decrease)	298,051	-	$ 18,777,822	$ -
Class T
Shares sold	208,648	-	$ 12,838,431	$ -
Shares redeemed	(1,454)	-	(89,047)	-
Net increase (decrease)	207,194	-	$ 12,749,384	$ -
Classs B
Shares sold	110,050	-	$ 6,654,427	$ -
Shares redeemed	(51,696)	-	(3,069,986)	-
Net increase (decrease)	58,354	-	$ 3,584,441	$ -
Class C
Shares sold	134,518	-	$ 8,317,609	$ -
Shares redeemed	(9,336)	-	(570,425)	-
Net increase (decrease)	125,182	-	$ 7,747,184	$ -
Canada
Shares sold	32,853,429	39,925,341	$ 1,882,759,894	$ 1,811,356,216
Reinvestment of distributions	1,757,370	181,418	85,654,201	7,617,749
Shares redeemed	(28,386,777)	(20,723,860)	(1,547,811,990)	(943,205,518)
Net increase (decrease)	6,224,022	19,382,899	$ 420,602,105	$ 875,768,447
Institutional Class
Shares sold	61,781	-	$ 3,830,515	$ -
Shares redeemed	(3,937)	-	(234,902)	-
Net increase (decrease)	57,844	-	$ 3,595,613	$ -

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

Annual Report

China Region

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity China Region Fund	84.73%	32.18%	16.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index and the Hang Seng Index performed over the same period. Effective June 1, 2007, the fund changed its benchmark from the Hang Seng Index to the MSCI Golden Dragon Index because the MSCI Golden Dragon Index conforms more closely to the fund's investment strategy.

Annual Report

China Region

Management's Discussion of Fund Performance

Comments from Wilson Wong, Portfolio Manager of Fidelity® China Region Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the year ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a proxy for established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

During the past year, the fund returned 84.73%, versus 84.57% for the fund's new benchmark, the MSCI Golden Dragon index, and 76.32% for its old benchmark, the Hang Seng Index. Underweighting the relatively weak information technology sector aided performance the most versus the MSCI index, with stock selection in energy helping as well. An underweighting in the weak-performing financials sector further bolstered our results, although those benefits were largely undercut by ineffective stock picking there. Underweighting Taiwan Semiconductor Manufacturing made the stock our top contributor, as it was hurt by an uncertain outlook for global chip demand, fears of a slowdown in the U.S. economy and the appreciation of Taiwan's currency against the U.S. dollar. Hong Kong Exchanges & Clearing also boosted the fund's performance, along with China Coal Energy Company, Singapore-listed shipbuilder Cosco and China Oilfield Services. The last three stocks were out-of-benchmark positions. Conversely, an average cash position of roughly 7% was detrimental in an exceptionally strong market environment. Unrewarding picks in materials and an overweighting in the consumer discretionary sector also hurt. The biggest detractor by far was multinational bank HSBC Holdings, which suffered amid concerns about its exposure to the U.S. subprime mortgage market. I scaled back this position substantially after the fund adopted its new benchmark, which doesn't include HSBC. A below-benchmark exposure to High Tech Computer and underweighting index component Aluminum Corp. of China hurt as well. Some stocks mentioned in this report were sold by period end.

Notes to shareholders: On June 1, 2007, the fund changed its benchmark from the Hang Seng Index to the MSCI Golden Dragon index because the MSCI index conforms more closely to the fund's investment strategy. In addition, the MSCI Golden Dragon index replaced the MSCI Golden Dragon Plus index in the Fidelity China Region Fund Linked Index for periods after June 1, 2007.

Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2007, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

China Region

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
China	30.4%
Hong Kong	27.9%
Taiwan	21.5%
United States of America	4.1%
Australia	3.6%
Cayman Islands	3.0%
Singapore	3.0%
Korea (South)	2.1%
Indonesia	1.9%
Other	2.5%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Hong Kong	47.4%
Taiwan	31.2%
China	8.2%
United Kingdom	6.6%
Cayman Islands	2.9%
United States of America	1.6%
Singapore	1.0%
Australia	0.6%
Bermuda	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.9	98.4
Short-Term Investments and Net Other Assets	4.1	1.6
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	7.0	4.5
China Life Insurance Co. Ltd. (H Shares) (Insurance)	3.6	0.0
Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	3.3	0.0
Esprit Holdings Ltd. (Specialty Retail)	3.1	0.0
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Instruments)	2.5	5.2
CNOOC Ltd. (Oil, Gas & Consumable Fuels)	2.4	0.9
PetroChina Co. Ltd. (H Shares) (Oil, Gas & Consumable Fuels)	2.3	1.4
Formosa Plastics Corp. (Chemicals)	2.3	0.0
Li & Fung Ltd. (Distributors)	2.1	4.4
Anhui Conch Cement Co. Ltd. (H Shares) (Construction Materials)	2.0	0.0
	30.6
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.8	34.3
Materials	21.6	4.8
Industrials	12.7	4.6
Information Technology	11.5	23.3
Energy	10.3	3.6
Consumer Discretionary	10.1	12.1
Telecommunication Services	7.0	6.5
Consumer Staples	0.8	5.9
Utilities	0.1	3.3

Annual Report

China Region

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.1%
Distributors - 2.1%
Li & Fung Ltd.	9,058,600	$ 42,985,699
Hotels, Restaurants & Leisure - 0.6%
Ambassador Hotel	2,761,000	2,778,472
Ctrip.com International Ltd. sponsored ADR	165,300	9,316,308
		12,094,780
Household Durables - 0.2%
Chong Hong Construction Co. Ltd.	2,368,782	4,972,285
Leisure Equipment & Products - 0.8%
Li Ning Co. Ltd.	4,210,000	15,821,596
Media - 0.3%
Focus Media Holding Ltd. ADR (a)(d)	91,600	5,679,200
Multiline Retail - 2.0%
Far East Department Stores Co. Ltd.	13,883,240	16,928,167
Lifestyle International Holdings Ltd.	1,953,500	5,368,545
Parkson Retail Group Ltd.	1,542,000	17,598,915
		39,895,627
Specialty Retail - 3.7%
Belle International Holdings Ltd.	7,086,000	11,495,320
Esprit Holdings Ltd.	3,779,100	63,115,128
Oriental Watch Holdings Ltd.	5,050,000	1,966,193
		76,576,641
Textiles, Apparel & Luxury Goods - 0.4%
Embry Holdings Ltd.	1,237,000	966,508
Ports Design Ltd.	1,075,000	4,058,353
Tainan Spinning Co. Ltd.	7,217,000	3,620,196
		8,645,057
TOTAL CONSUMER DISCRETIONARY		206,670,885
CONSUMER STAPLES - 0.8%
Beverages - 0.3%
Yantai Changyu Pioneer Wine Co. (B Shares)	741,863	5,528,320
Food Products - 0.5%
Unified-President Enterprises Corp.	7,703,080	11,045,163
TOTAL CONSUMER STAPLES		16,573,483
ENERGY - 10.3%
Energy Equipment & Services - 1.3%
China Oilfield Services Ltd. (H Shares)	11,202,000	27,432,048
Oil, Gas & Consumable Fuels - 9.0%
China Coal Energy Co. Ltd. (H Shares)	5,771,000	19,581,262
China Shenhua Energy Co. Ltd. (H Shares)	4,500,500	29,002,490
CNOOC Ltd.	22,487,000	48,682,106
PetroChina Co. Ltd. (H Shares)	18,238,000	47,892,988

	Shares	Value
PT Bumi Resources Tbk	50,372,500	$ 27,127,470
PT Tambang Batubbara Bukit Asam Tbk	11,650,500	11,842,168
		184,128,484
TOTAL ENERGY		211,560,532
FINANCIALS - 21.8%
Capital Markets - 1.5%
China Merchants Bank Co. Ltd. warrants (UBS Warrant Programme) 3/12/10 (a)	685,649	4,213,938
Guangzhou Baiyun International Airport warrants (UBS Warrant Programme) 5/28/10 (a)	3,046,100	7,612,765
Hudong Heavy Machinery Co. Ltd. warrants (UBS Warrant Programme) 6/8/10 (a)	271,638	9,474,121
Pingdingshan Tianan Coal Mining Co. Ltd. warrants (UBS Warrant Programme) 3/16/10 (a)	1,141,650	6,622,989
Sany Heavy Industry Co. Ltd. warrants (UBS Warrant Programme) 6/28/10 (a)	188,255	1,625,956
		29,549,769
Commercial Banks - 3.1%
Bank of East Asia Ltd.	848,000	5,769,727
China Construction Bank Corp. (H Shares)	15,678,000	17,823,537
China Merchants Bank Co. Ltd. (H Shares)	2,144,000	11,054,921
China Merchants Bank Co. Ltd. warrants (Goldman Sachs Warrant Program) 9/14/09 (a)	141,400	869,032
Chinatrust Financial Holding Co. Ltd. (a)	2,856,000	2,080,617
Hang Seng Bank Ltd.	821,300	16,778,904
HSBC Holdings PLC (Hong Kong) (Reg.)	480,400	9,561,882
		63,938,620
Diversified Financial Services - 6.2%
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. warrants (Citigroup Warrant Program) 1/15/10 (a)	271,707	2,043,748
China Everbright Ltd. (a)	6,364,000	28,622,511
China State Shipbuilding Co. Ltd. warrants (Goldman Sachs International Warrant Program) 9/28/09 (a)	29,476	1,028,056
Fuhwa Financial Holding Co. Ltd. (a)	9,245,000	6,792,128
Guangxi Liugong Machinery Co. Ltd. warrants (Citigroup Warrant Program) 1/17/12 (a)	379,312	2,107,684
Guangzhou Baiyun International Airport Co. Ltd. warrants (Goldman Sachs International Warrant Program) 9/21/09 (a)	487,600	1,218,602
Guangzhou Baiyun International Airport warrants (Citigroup Warrant Program) 1/20/10 (a)	223,051	557,446
Hong Kong Exchanges & Clearing Ltd.	2,031,000	67,798,930
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
Sany Heavy Industry Co. Ltd. warrants:
(Citigroup Warrant Program) 1/20/10 (a)	117,662	$ 1,016,245
(Goldman Sachs International Warrant Program) 9/24/09 (a)	32,800	283,293
Singapore Exchange Ltd.	1,475,000	16,162,464
		127,631,107
Insurance - 5.2%
China Life Insurance Co. Ltd. (H Shares)	10,900,000	73,909,267
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	2,296,500	32,145,817
		106,055,084
Real Estate Management & Development - 5.8%
China Overseas Land & Investment Ltd.	6,744,000	16,142,250
China Resources Land Ltd.	4,260,000	10,777,772
Hang Lung Properties Ltd.	4,973,000	23,925,226
Hung Poo Real Estate Development Co. Ltd.	2,137,450	2,124,584
Kerry Properties Ltd.	2,715,500	23,619,719
Sinyi Realty, Inc.	989,245	2,626,179
Sun Hung Kai Properties Ltd.	2,045,000	39,081,391
		118,297,121
TOTAL FINANCIALS		445,471,701
INDUSTRIALS - 12.7%
Construction & Engineering - 1.8%
China Communications Construction Co. Ltd. (H Shares)	11,348,000	36,006,858
Electrical Equipment - 0.2%
Dongfang Electrical Machinery Co. Ltd. (H Shares)	420,000	3,754,609
Industrial Conglomerates - 3.8%
Far Eastern Textile Ltd.	25,761,000	34,035,215
Hutchison Whampoa Ltd.	1,601,000	20,172,600
Shanghai Industrial Holdings Ltd. (H Shares)	3,880,000	22,889,519
		77,097,334
Machinery - 1.2%
China Infrastructure Machinery Holdings Ltd.	2,442,000	5,425,371
Weichai Power Co. Ltd. (H Shares)	926,000	9,536,974
Yangzijiang Shipbuilding Holdings Ltd.	5,553,000	9,888,958
		24,851,303
Marine - 5.2%
China Cosco Holdings Co. Ltd. (H Shares)	6,561,500	29,262,896
Cosco Corp. Singapore Ltd.	6,425,000	34,892,850
First Steamship Co. Ltd. (a)	3,322,000	9,218,947
Pacific Basin Shipping Ltd.	2,449,000	5,486,745

	Shares	Value
Sincere Navigation Corp.	729,000	$ 1,478,478
STX Pan Ocean Co. Ltd.	6,520,000	16,771,918
U-Ming Marine Transport Corp.	2,938,000	9,658,805
		106,770,639
Transportation Infrastructure - 0.5%
Dalian Port (PDA) Co. Ltd. (H Shares)	12,268,000	11,359,947
TOTAL INDUSTRIALS		259,840,690
INFORMATION TECHNOLOGY - 11.5%
Computers & Peripherals - 1.2%
Innolux Display Corp.	3,772,420	17,467,603
Tatung Co. (a)	11,779,000	6,417,637
		23,885,240
Electronic Equipment & Instruments - 4.4%
Delta Electronics, Inc.	1,484,250	5,956,243
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,854,543	52,051,785
Kingboard Chemical Holdings Ltd.	575,300	3,778,691
Nan Ya Printed Circuit Board Corp.	23,977	157,281
Synnex Technology International Corp.	4,306,150	14,356,049
WPG Holding Co. Ltd.	8,705,000	14,376,215
		90,676,264
Internet Software & Services - 3.8%
Alibaba.com Ltd. (a)	81,000	261,279
Baidu.com, Inc. sponsored ADR (a)	60,300	23,064,147
Sina Corp. (a)	348,700	19,990,971
Tencent Holdings Ltd.	4,020,000	34,460,986
		77,777,383
Semiconductors & Semiconductor Equipment - 2.1%
Advanced Semiconductor Engineering, Inc.	3,523,195	4,241,927
MediaTek, Inc.	1,999,810	39,076,392
		43,318,319
TOTAL INFORMATION TECHNOLOGY		235,657,206
MATERIALS - 21.6%
Chemicals - 6.2%
Formosa Plastics Corp.	15,443,000	47,575,595
Nan Ya Plastics Corp.	11,426,000	34,106,936
Oriental Union Chemical Corp.	4,542,000	6,407,452
SINOPEC Yizheng Chemical Fibre Co. Ltd. (H Shares) (a)	11,352,000	5,920,485
Taiwan Fertilizer Co. Ltd.	12,604,000	32,293,008
		126,303,476
Construction Materials - 3.4%
Anhui Conch Cement Co. Ltd. (H Shares)	4,158,000	41,529,603
Taiwan Cement Corp.	13,131,600	22,375,808
TCC International Holdings Ltd. (a)	3,432,000	5,157,707
		69,063,118
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 9.4%
BHP Billiton Ltd.	482,527	$ 21,052,653
China Steel Corp.	21,985,380	30,947,162
Dongkuk Steel Mill Co. Ltd.	105,106	6,321,843
Hidili Industry International Development Ltd.	5,784,000	8,627,099
Hyundai Steel Co.	102,821	10,254,372
Lihir Gold Ltd. (a)	2,669,084	10,596,582
Mount Gibson Iron Ltd. (a)(d)	11,141,842	31,500,053
Newcrest Mining Ltd.	352,211	10,736,591
POSCO	14,592	10,642,164
Rio Tinto Ltd.	97,695	10,140,670
Tung Ho Steel Enterprise Corp.	5,377,000	7,967,155
Xinjiang Xinxin Mining Industry Co. Ltd. Class H	4,936,000	9,132,780
Zijin Mining Group Co. Ltd. (H Shares)	14,146,000	24,698,485
		192,617,609
Paper & Forest Products - 2.6%
Lee & Man Paper Manufacturing Ltd.	4,027,600	16,111,783
Nine Dragons Paper (Holdings) Ltd.	6,747,400	18,277,166
Sino-Forest Corp. (a)	754,500	20,073,120
		54,462,069
TOTAL MATERIALS		442,446,272
TELECOMMUNICATION SERVICES - 7.0%
Wireless Telecommunication Services - 7.0%
China Mobile (Hong Kong) Ltd.	6,863,500	142,321,535
UTILITIES - 0.1%
Gas Utilities - 0.1%
Xinao Gas Holdings Ltd.	644,000	1,225,743
TOTAL COMMON STOCKS (Cost $1,334,781,816)		1,961,768,047
Money Market Funds - 6.2%
	Shares	Value
Fidelity Cash Central Fund, 4.97% (b)	120,453,390	$ 120,453,390
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	5,832,578	5,832,578
TOTAL MONEY MARKET FUNDS (Cost $126,285,968)		126,285,968
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $1,461,067,784)		2,088,054,015
NET OTHER ASSETS - (2.1)%		(43,527,037)
NET ASSETS - 100%		$ 2,044,526,978
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,785,951
Fidelity Securities Lending Cash Central Fund	11,681
Total	$ 3,797,632

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $5,800,310) - See accompanying schedule: Unaffiliated issuers (cost $1,334,781,816)	$ 1,961,768,047
Fidelity Central Funds (cost $126,285,968)	126,285,968
Total Investments (cost $1,461,067,784)		$ 2,088,054,015
Foreign currency held at value (cost $1,289,078)		1,289,040
Receivable for investments sold		61,794,200
Receivable for fund shares sold		25,736,788
Dividends receivable		610,077
Distributions receivable from Fidelity Central Funds		456,495
Prepaid expenses		266
Other receivables		680,459
Total assets		2,178,621,340

Liabilities
Payable for investments purchased	$ 123,151,086
Payable for fund shares redeemed	3,491,128
Accrued management fee	1,060,806
Other affiliated payables	304,151
Other payables and accrued expenses	254,613
Collateral on securities loaned, at value	5,832,578
Total liabilities		134,094,362

Net Assets		$ 2,044,526,978
Net Assets consist of:
Paid in capital		$ 1,153,354,484
Undistributed net investment income		16,429,698
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		247,737,803
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		627,004,993
Net Assets, for 49,243,278 shares outstanding		$ 2,044,526,978
Net Asset Value, offering price and redemption price per share ($2,044,526,978 ÷ 49,243,278 shares)		$ 41.52

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 25,690,626
Interest		21,060
Income from Fidelity Central Funds (including $11,681 from security lending)		3,797,632
		29,509,318
Less foreign taxes withheld		(2,222,495)
Total income		27,286,823

Expenses
Management fee	$ 7,522,684
Transfer agent fees	2,392,833
Accounting and security lending fees	489,422
Custodian fees and expenses	790,660
Independent trustees' compensation	3,286
Registration fees	116,250
Audit	68,971
Legal	10,124
Interest	37,855
Miscellaneous	36,627
Total expenses before reductions	11,468,712
Expense reductions	(1,668,895)	9,799,817
Net investment income (loss)		17,487,006
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	249,042,037
Foreign currency transactions	(619,328)
Total net realized gain (loss)		248,422,709
Change in net unrealized appreciation (depreciation) on: Investment securities	471,207,834
Assets and liabilities in foreign currencies	19,073
Total change in net unrealized appreciation (depreciation)		471,226,907
Net gain (loss)		719,649,616
Net increase (decrease) in net assets resulting from operations		$ 737,136,622

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,487,006	$ 11,022,425
Net realized gain (loss)	248,422,709	17,130,560
Change in net unrealized appreciation (depreciation)	471,226,907	105,873,701
Net increase (decrease) in net assets resulting from operations	737,136,622	134,026,686
Distributions to shareholders from net investment income	(9,931,797)	(4,953,820)
Distributions to shareholders from net realized gain	(6,849,518)	-
Total distributions	(16,781,315)	(4,953,820)
Share transactions Proceeds from sales of shares	1,145,260,346	370,937,196
Reinvestment of distributions	16,027,386	4,673,740
Cost of shares redeemed	(573,113,425)	(167,183,904)
Net increase (decrease) in net assets resulting from share transactions	588,174,307	208,427,032
Redemption fees	1,203,951	388,530
Total increase (decrease) in net assets	1,309,733,565	337,888,428

Net Assets
Beginning of period	734,793,413	396,904,985
End of period (including undistributed net investment income of $16,429,698 and undistributed net investment income of $10,481,257, respectively)	$ 2,044,526,978	$ 734,793,413
Other Information Shares
Sold	38,031,904	17,430,982
Issued in reinvestment of distributions	675,406	249,399
Redeemed	(21,493,222)	(8,027,624)
Net increase (decrease)	17,214,088	9,652,757

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.94	$ 17.74	$ 15.88	$ 15.14	$ 11.16
Income from Investment Operations
Net investment income (loss) C	.46	.42	.36	.25	.25
Net realized and unrealized gain (loss)	18.58	4.99	1.75	.73	3.91
Total from investment operations	19.04	5.41	2.11	.98	4.16
Distributions from net investment income	(.29)	(.22)	(.26)	(.26)	(.19)
Distributions from net realized gain	(.20)	-	-	-	-
Total distributions	(.49)	(.22)	(.26)	(.26)	(.19)
Redemption fees added to paid in capital C	.03	.01	.01	.02	.01
Net asset value, end of period	$ 41.52	$ 22.94	$ 17.74	$ 15.88	$ 15.14
Total Return A, B	84.73%	30.83%	13.44%	6.71%	37.91%
Ratios to Average Net Assets D, F
Expenses before reductions	1.08%	1.14%	1.16%	1.22%	1.30%
Expenses net of fee waivers, if any	1.08%	1.14%	1.16%	1.22%	1.30%
Expenses net of all reductions	.92%	1.08%	1.12%	1.22%	1.30%
Net investment income (loss)	1.64%	1.99%	2.04%	1.64%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,044,527	$ 734,793	$ 396,905	$ 296,004	$ 231,654
Portfolio turnover rate E	173%	36%	44%	101%	39%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets Fund	71.81%	41.13%	14.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Emerging Markets

Management's Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund

Emerging-markets equities continued their sparkling multiyear performance, returning 68.33% as measured by the Morgan Stanley Capital InternationalSM (MSCI®) Emerging Markets Index during the 12-month period ending October 31, 2007. On the whole, developing markets benefited from brisk economic growth, the ongoing build-out of commercial and industrial infrastructure, and rising commodity prices. China led the way with a superlative gain of roughly 168%, reflecting optimism about opportunities within the country's fast-growing economy. Hong Kong surged higher for similar reasons, jumping more than 147%. Brazil, the third-largest component of the MSCI benchmark, rose 111%, fueled largely by its exports of natural resources. However, three of the four largest country weightings in the index trailed its overall return despite very strong absolute performance. South Korea - the index's biggest constituent with a weighting of about 16% on average during the period - was a prime example. It gained almost 57% but still fell about 12 percentage points shy of the MSCI Emerging Markets index. Taiwan and Russia also trailed, despite solid returns of approximately 40% and 33%, respectively.

During the past year, the fund returned 71.81%, beating the MSCI index. Effective stock selection and a modest underweighting in technology added the most value versus the index. Stock picking in telecommunication services and materials also helped. A weak U.S. dollar further bolstered our absolute performance. Geographically, stock picking in South Korea, Russia and India helped, along with underweighting Taiwan. China Coal Energy was a significant contributor, spurred by an attractive valuation to start the period, healthy demand and tight coal supplies. Russian steel producer Evraz Group - a Luxembourg-incorporated company - further aided performance. China Coal Energy and Evraz were out-of-benchmark positions. Not owning Indian technology services provider and index component Infosys Technologies also added value, as did underweighting Korea-based Kookmin Bank - later sold completely - and Taiwan Semiconductor Manufacturing. Conversely, underweighting the strong-performing Chinese market hurt performance, as did a modest cash position. Not owning index components China Life Insurance, Korean shipbuilder Hyundai Heavy Industries and energy producer Petrochina detracted. Russia-based, U.S. listed television network operator CTC Media - an out-of-benchmark holding - was hurt by revenue concerns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Emerging Markets

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Korea (South)	14.1%
Brazil	14.1%
Russia	10.4%
India	6.6%
Taiwan	6.4%
South Africa	6.4%
Hong Kong	6.1%
China	5.1%
Mexico	3.9%
Other	26.9%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Korea (South)	14.5%
Brazil	12.5%
Russia	10.8%
South Africa	8.6%
Mexico	6.5%
India	5.6%
Taiwan	5.0%
China	3.8%
Turkey	3.4%
Other	29.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	98.6	98.4
Short-Term Investments and Net Other Assets	1.4	1.6
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.6	2.0
Companhia Vale do Rio Doce (PN-A) sponsored ADR (Brazil, Metals & Mining)	3.4	2.3
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.4	3.3
Petroleo Brasileiro SA - Petrobras (Brazil, Oil, Gas & Consumable Fuels)	2.8	2.0
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	1.9	2.9
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	1.7	3.2
POSCO (Korea (South), Metals & Mining)	1.6	1.3
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.5	0.6
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Instruments)	1.4	1.5
Banco Bradesco SA (Brazil, Commercial Banks)	1.3	1.2
	22.6
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	20.2
Materials	18.1	14.3
Energy	16.5	14.9
Industrials	13.3	11.1
Telecommunication Services	10.3	9.3
Information Technology	8.2	11.3
Consumer Discretionary	4.9	9.5
Consumer Staples	4.2	4.6
Utilities	2.3	2.0
Health Care	0.3	0.9

Annual Report

Emerging Markets

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Argentina - 0.4%
Banco Macro SA sponsored ADR	357,400	$ 9,882,110
Banco Patagonia SA unit	211,200	5,127,102
Pampa Holding SA (a)	2,297,700	2,055,404
Telecom Argentina SA Class B sponsored ADR (a)	281,800	6,766,018
TOTAL ARGENTINA		23,830,634
Austria - 0.6%
Raiffeisen International Bank Holding AG	135,300	22,366,183
voestalpine AG	181,300	16,303,768
TOTAL AUSTRIA		38,669,951
Bahrain - 0.1%
Gulf Finance House BSC unit (a)	401,900	9,947,025
Bermuda - 2.0%
Aquarius Platinum Ltd. (Australia)	549,100	21,651,476
C C Land Holdings Ltd.	3,137,000	6,219,561
Central European Media Enterprises Ltd. Class A (a)	188,800	21,664,800
China Grand Forestry Resources Group Ltd. (a)	29,866,000	10,613,952
Credicorp Ltd. (NY Shares)	207,100	15,393,743
Dufry South America Ltd. unit	462,283	13,496,280
Global Digital Creations Holdings Ltd. (a)	6,800,000	2,588,000
Pacific Basin Shipping Ltd.	2,682,000	6,008,759
Samling Global Ltd.	27,953,000	9,606,037
Sinofert Holdings Ltd.	27,270,900	25,723,822
TOTAL BERMUDA		132,966,430
Brazil - 14.1%
All America Latina Logistica SA unit	1,514,800	23,990,243
B2W Companhia Global Do Varejo	326,600	17,631,605
Banco Bradesco SA:
(PN)	2,110,400	71,725,056
(PN) sponsored ADR	388,000	13,250,200
Banco Daycoval SA (PN)	719,300	8,481,429
Banco do Brasil SA	1,510,300	27,358,420
Banco Indusval SA (e)	258,784	3,784,310
Bovespa Holding SA (a)	139,000	2,647,275
BrasilAgro - Compania Brasileira de Propriedades Agricolas (a)	3,600	2,434,541
Companhia Brasileira (a)(e)	8,900	4,732,674
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	166,300	5,351,534
Companhia de Concessoes Rodoviarias	486,100	8,937,542
Companhia de Saneamento de Minas Gerais	541,800	10,177,735
Companhia Vale do Rio Doce (PN-A) sponsored ADR	7,213,800	227,739,666
CSU Cardsystem SA sponsored ADR (a)(e)	80,000	1,033,466
Duratex SA (PN)	366,800	12,273,309
Eternit SA	920,240	4,521,149

	Shares	Value
Gafisa SA:
ADR (a)(d)	288,300	$ 10,280,778
warrants 12/28/07 (a)	266,000	4,742,780
GVT Holding SA	380,100	8,348,535
JBS SA	1,912,945	8,812,307
Localiza Rent a Car SA	1,651,400	19,557,937
Lojas Americanas SA (PN)	1,396,009	16,250,865
MRV Engenharia e Participacoes SA	287,500	5,980,651
Multiplan Empreendimentos Imobiliarios SA	477,000	6,967,106
Net Servicos de Comunicacao SA sponsored ADR (a)(d)	1,392,666	22,394,069
Obrascon Huarte Lain Brasil SA	511,800	9,170,453
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	2,378,200	99,177,579
(PN) sponsored ADR (non-vtg.)	997,000	82,940,430
sponsored ADR	486,000	46,476,180
Satipel Industrial SA	187,300	1,405,210
Sul America SA unit	314,600	5,686,112
Tegma Gestao Logistica	436,700	7,496,671
Uniao de Bancos Brasileiros SA (Unibanco):
unit	1,968,000	31,144,928
GDR	264,100	41,738,364
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	642,500	50,390,628
Weg SA	487,200	7,406,138
TOTAL BRAZIL		932,437,875
British Virgin Islands - 0.0%
Titanium Resources Group Ltd. (a)	2,180,500	3,422,693
Bulgaria - 0.0%
Kaolin AD	45,000	651,976
Canada - 1.0%
Addax Petroleum, Inc.	152,600	6,686,149
Addax Petroleum, Inc. (a)(e)	20,700	906,968
Eastern Platinum Ltd. (a)	4,037,600	12,529,303
First Quantum Minerals Ltd.	167,600	18,050,460
Frontera Copper Corp. (a)	1,588,400	12,919,839
JumpTV, Inc.	862,942	1,736,486
Teck Cominco Ltd. Class B (sub. vtg.)	54,150	2,713,235
Uranium One, Inc. (a)	241,500	2,683,049
Uranium One, Inc. (South Africa) (a)	604,939	6,794,976
TOTAL CANADA		65,020,465
Cayman Islands - 1.7%
Agile Property Holdings Ltd.	16,148,000	39,191,370
Alibaba.com Ltd. (a)	263,500	849,962
Bosideng International Holdings Ltd.	2,632,000	1,127,464
Chaoda Modern Agriculture (Holdings) Ltd.	28,637,100	26,135,117
China Aoyuan Property Group Ltd.	596,000	512,921
China Dongxiang Group Co. Ltd.	907,000	693,970
CNinsure, Inc. ADR (a)	27,400	692,946
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
E-House China Holdings Ltd. ADR sponsored ADR (d)	81,200	$ 2,882,600
Hidili Industry International Development Ltd.	633,000	944,148
Integra Group unit	274,000	4,384,000
KWG Property Holding Ltd.	672,500	1,266,846
Lee & Man Paper Manufacturing Ltd.	6,608,700	26,437,070
NagaCorp Ltd.	7,800,000	2,286,419
Neo-Neon Holdings Ltd.	1,187,000	1,398,398
NetDragon WebSoft, Inc. (a)	958,500	1,629,995
Niger Uranium Ltd.	30,547	22,863
TOTAL CAYMAN ISLANDS		110,456,089
Chile - 0.3%
Lan Airlines SA sponsored ADR	1,146,800	19,082,752
China - 5.1%
Angang Steel Co. Ltd. (H Shares)	2,103,000	7,742,851
Anhui Conch Cement Co. Ltd. (H Shares)	2,144,000	21,414,014
China Coal Energy Co. Ltd. (H Shares)	15,678,700	53,198,532
China Construction Bank Corp. (H Shares)	66,097,000	75,142,388
China Gas Holdings Ltd.	18,639,100	8,933,482
China Hongxing Sports Ltd.	5,160,000	4,627,138
China Molybdenum Co. Ltd. (H Shares)	1,150,000	3,015,803
Digital China Holdings Ltd. (H Shares)	4,263,000	2,815,442
First Tractor Co. Ltd. (H Shares) (a)	9,664,800	6,123,114
Golden Eagle Retail Group Ltd. (H Shares)	4,654,000	4,835,369
Guangzhou R&F Properties Co. Ltd. (H Shares)	7,090,800	37,330,670
Industrial & Commercial Bank of China	13,448,000	12,844,194
Parkson Retail Group Ltd.	1,124,000	12,828,262
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	4,673,500	65,418,452
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	1,086,000	2,419,029
Shenzhen Expressway Co. Ltd. (H Shares)	5,130,000	5,333,418
Yantai Changyu Pioneer Wine Co. (B Shares)	1,408,650	10,497,178
TOTAL CHINA		334,519,336
Colombia - 0.3%
Almacenes Exito SA unit (e)	308,100	2,379,678
BanColombia SA sponsored ADR	563,000	20,690,250
TOTAL COLOMBIA		23,069,928
Croatia - 0.1%
T-Hrvatske Telekom ADR (a)(e)	57,700	4,154,400
Cyprus - 0.4%
Mirland Development Corp. PLC	903,405	11,119,087

	Shares	Value
Urals Energy Public Co. Ltd. (a)	924,730	$ 5,383,168
XXI Century Investments Public Ltd. (a)	370,000	12,942,606
TOTAL CYPRUS		29,444,861
Czech Republic - 0.8%
Ceske Energeticke Zavody AS	707,300	51,125,996
Egypt - 1.2%
Commercial International Bank Ltd. sponsored GDR	1,188,175	16,456,224
Eastern Tobacco Co.	128,345	9,793,067
Egyptian Co. for Mobile Services (MobiNil)	153,472	5,424,022
Orascom Construction Industries SAE:
GDR	146,812	26,940,002
GDR (e)	16,120	2,958,020
Orascom Hotels & Development (OHD) (a)	1,503,349	19,478,826
TOTAL EGYPT		81,050,161
Estonia - 0.0%
Olympic Entertainment Group AS	260,800	1,995,032
Finland - 0.0%
Rakentajain Konevuokraamo Oyj (B Shares)	72,566	2,712,447
Georgia - 0.2%
Bank of Georgia:
ADR (a)(e)	81,200	2,679,600
unit (a)	225,200	7,431,600
TOTAL GEORGIA		10,111,200
Hong Kong - 6.1%
China Mobile (Hong Kong) Ltd.	11,413,400	236,668,262
China Overseas Land & Investment Ltd. warrants 8/27/08 (a)	103,166	85,857
China Resources Power Holdings Co. Ltd.	5,343,500	19,989,304
China Seven Star Shopping Ltd. (a)	12,250,000	651,885
CNOOC Ltd.	29,537,000	63,944,651
CNOOC Ltd. sponsored ADR (d)	68,000	14,721,320
CNPC (Hong Kong) Ltd.	20,552,000	16,758,356
Fosun International Ltd.	1,629,000	2,202,729
Kerry Properties Ltd.	2,360,000	20,527,541
REXCAPITAL Financial Holdings Ltd. (a)	48,545,000	10,099,894
Shanghai Industrial Holdings Ltd. (H Shares)	2,668,000	15,739,494
TOTAL HONG KONG		401,389,293
Hungary - 0.1%
OTP Bank Ltd. unit	51,700	5,609,450
India - 6.6%
Bharat Heavy Electricals Ltd.	341,036	22,827,165
Bharti Airtel Ltd. (a)	1,199,638	30,992,981
Blue Star Ltd.	733,363	7,296,979
Cairn India Ltd.	1,878,648	10,013,158
Common Stocks - continued
	Shares	Value
India - continued
Federal Bank Ltd.:
GDR	249,942	$ 2,478,459
GDR (e)	337,300	3,344,713
HCL Technologies Ltd.	1,943,082	15,775,707
Hindustan Zinc Ltd.	112,051	2,609,473
Indiabulls Real Estate Ltd. sponsored GDR (a)	719,116	11,757,547
Indian Overseas Bank	2,779,841	10,099,719
ITC Ltd.	1,500	6,900
IVRCL Infrastructures & Projects Ltd.	1,012,134	13,181,237
Jaiprakash Associates Ltd.	604,733	22,699,630
Jindal Saw Ltd.	142,391	2,881,527
JSW Steel Ltd.	274,072	6,745,548
Kalpataru Power Transmission Ltd.	71,206	3,239,149
LANCO Infratech Ltd.	1,255,702	14,563,892
Larsen & Toubro Ltd.	344,060	37,617,489
Pantaloon Retail India Ltd.	494,132	9,266,740
Punjab National Bank	589,351	9,351,277
Reliance Industries Ltd.	1,343,400	95,892,062
Rolta India Ltd.	1,260,244	22,500,837
Rolta India Ltd. sponsored GDR (e)	242,105	3,631,575
Sintex Industries Ltd.	763,463	9,002,262
Sobha Developers Ltd.	105,767	2,583,341
State Bank of India	443,592	27,833,065
Steel Authority of India Ltd.	3,659,954	24,551,752
Tata Power Co. Ltd.	350,857	10,962,644
United Phosphorous Ltd.	326,000	3,009,463
TOTAL INDIA		436,716,291
Indonesia - 3.3%
PT Astra Agro Lestari Tbk	7,732,000	19,442,090
PT Bakrie & Brothers Tbk (a)	424,994,000	15,057,070
PT Bank Mandiri Persero Tbk	52,273,000	22,146,099
PT Bank Niaga Tbk	96,530,000	9,300,443
PT Bank Rakyat Indonesia Tbk	18,013,000	15,625,753
PT Bumi Resources Tbk	99,859,000	53,777,796
PT Indocement Tunggal Prakarsa Tbk	6,053,500	5,535,039
PT International Nickel Indonesia Tbk	2,245,500	22,641,120
PT Medco Energi International Tbk	24,705,000	12,947,955
PT Perusahaan Gas Negara Tbk Series B	19,956,800	31,275,758
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (a)	9,987,000	10,720,608
TOTAL INDONESIA		218,469,731
Ireland - 0.1%
Dragon Oil plc (a)	1,064,000	6,907,311
Israel - 1.2%
Bank Hapoalim BM (Reg.)	4,372,945	24,060,601
First International Bank of Israel (a)	1,061,610	2,819,860
Israel Chemicals Ltd.	3,110,500	34,228,877
Nice Systems Ltd. sponsored ADR (a)	28,800	1,135,584

	Shares	Value
Ormat Industries Ltd.	579,600	$ 9,487,963
Orpak Systems Ltd.	832,800	2,943,436
Queenco Leisure International Ltd. GDR (a)	171,800	3,011,738
Saifun Semiconductors Ltd. (a)	197,700	2,002,701
TOTAL ISRAEL		79,690,760
Kazakhstan - 0.3%
JSC Halyk Bank of Kazakhstan:
GDR (e)	333,200	6,150,872
unit	234,100	4,321,486
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	378,500	10,219,500
TOTAL KAZAKHSTAN		20,691,858
Korea (South) - 14.0%
Asia Cement Co. Ltd.	82,680	6,648,206
CJ CheilJedang Corp. (a)	35,919	11,905,200
CJ Corp.	63,759	7,137,995
Daegu Bank Co. Ltd.	254,500	4,511,138
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	634,070	40,279,660
Doosan Co. Ltd. (a)	144,730	42,564,517
GS Engineering & Construction Corp.	242,260	51,331,156
Hanil Cement Co. Ltd.	22,480	2,431,348
Hanjin Heavy Industries & Consolidated Co. Ltd. (a)	306,461	33,586,170
Hanjin Heavy Industries & Construction Holdings	113,348	7,270,974
Hyundai Engineering & Construction Co. Ltd. (a)	292,058	29,907,652
Hyundai Mipo Dockyard Co. Ltd.	78,853	35,038,560
Hyundai Steel Co.	192,200	19,168,169
Industrial Bank of Korea	754,930	15,478,956
Korean Air Lines Co. Ltd.	136,060	11,967,286
Kyeryong Construction Industrial Co. Ltd.	338,240	15,897,586
LG Household & Health Care Ltd.	134,240	29,929,534
LG Petrochemical Co. Ltd.	159,860	9,536,553
Macquarie Korea Infrastructure Fund GDR	1,179,900	8,176,707
MegaStudy Co. Ltd.	104,119	38,424,732
NHN Corp. (a)	176,161	56,649,531
Osstem Implant Co. Ltd.	116,500	5,410,663
POSCO	144,600	105,458,942
Samsung Electronics Co. Ltd.	183,956	113,439,507
Samsung Fire & Marine Insurance Co. Ltd.	95,800	26,654,462
Samsung Heavy Industries Ltd.	643,250	38,839,326
Samwhan Corp.	238,640	7,999,105
Shinhan Financial Group Co. Ltd.	832,550	54,519,543
SK Chemicals Co. Ltd.	83,950	8,370,375
SK Energy Co. Ltd.	226,574	52,077,308
Taewoong Co. Ltd.	170,686	24,394,384
Woori Investment & Securities Co. Ltd.	437,770	13,496,697
TOTAL KOREA (SOUTH)		928,501,942
Common Stocks - continued
	Shares	Value
Lebanon - 0.1%
Solidere GDR	333,800	$ 6,081,836
Luxembourg - 0.6%
Evraz Group SA GDR	497,300	37,546,150
Malaysia - 1.3%
DiGi.com Bhd	1,275,500	9,607,161
Gamuda Bhd	5,316,400	7,330,173
Genting Bhd	6,762,000	16,830,684
IJM Corp. Bhd	2,748,000	7,218,718
KNM Group Bhd	8,559,600	15,150,988
Lion Diversified Holdings Bhd	2,113,700	1,513,379
Parkson Holdings Bhd	2,747,810	7,927,955
Steppe Cement Ltd. (a)	1,599,200	8,478,283
UEM World Bhd	5,214,400	6,817,759
Zelan Bhd	2,843,500	5,162,622
TOTAL MALAYSIA		86,037,722
Mauritius - 0.1%
Golden Agri-Resources Ltd.	6,412,000	7,849,133
Mexico - 3.9%
Alsea SAB de CV	4,268,500	6,358,823
America Movil SAB de CV Series L sponsored ADR	1,901,400	124,332,546
Banco Compartamos SA de CV	1,766,500	9,114,383
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)	69,500	1,944,610
Fomento Economico Mexicano SA de CV sponsored ADR	876,000	31,194,360
Grupo Aeroportuario Norte Sab de CV ADR	515,900	15,750,427
Grupo Financiero Banorte SA de CV Series O	1,484,300	6,976,062
Grupo Mexico SA de CV Series B	4,438,531	40,388,891
Urbi, Desarrollos Urbanos, SA de CV (a)	5,010,600	19,361,209
TOTAL MEXICO		255,421,311
Netherlands - 0.3%
A&D Pharma Holdings NV (Reg. S) unit	59,300	1,460,535
AmRest Holdings NV (a)	88,900	4,730,671
X5 Retail Group NV unit (a)	400,000	14,400,000
TOTAL NETHERLANDS		20,591,206
Nigeria - 0.1%
Guaranty Trust Bank PLC sponsored GDR (a)(e)	440,800	4,972,224
Oman - 0.3%
BankMuscat SAOG sponsored:
GDR (e)	406,257	6,500,112
GDR	848,000	13,568,000
TOTAL OMAN		20,068,112

	Shares	Value
Pakistan - 0.1%
MCB Bank Ltd. (a)	380,190	$ 2,379,161
MCB Bank Ltd. unit (e)	192,395	4,619,404
TOTAL PAKISTAN		6,998,565
Panama - 0.1%
Intergroup Financial Services Corp. (e)	222,096	3,886,680
Philippines - 0.9%
Alliance Global Group, Inc. (a)	20,753,000	2,580,684
Ayala Corp.	676,800	9,663,005
GMA Networks, Inc. unit	7,992,000	1,582,757
International Container Terminal Services, Inc.	5,614,000	5,365,135
Megaworld Corp.	79,501,000	8,055,369
PNOC Energy Development Corp.	54,693,000	9,572,062
Robinsons Land Corp.	14,515,000	6,935,780
Security Bank Corp.	2,714,100	4,906,318
SM Investments Corp.	1,302,957	11,401,812
TOTAL PHILIPPINES		60,062,922
Poland - 0.5%
Bank Handlowy w Warszawie SA	281,933	13,075,154
Globe Trade Centre SA (a)	756,500	15,576,112
PBG SA (a)	34,633	4,707,734
Polimex Mostostal SA	675,000	2,806,597
Vistula & Wolczanka SA (a)	12,494	74,927
TOTAL POLAND		36,240,524
Romania - 0.1%
Banca Transilvania SA	13,211,331	5,201,538
Russia - 10.4%
JSC Chelyabinsk Zinc Plant (a)	124,200	1,738,800
JSC MMC 'Norilsk Nickel' sponsored ADR	239,200	75,348,000
Lukoil Oil Co. sponsored ADR	330,559	30,361,844
Magnitogorsk Iron & Steel Works	4,231,300	5,500,690
Mechel Steel Group OAO sponsored ADR (d)	168,500	14,179,275
Mobile TeleSystems OJSC sponsored ADR	905,500	75,156,500
Novolipetsk Iron & Steel Corp. sponsored GDR (e)	290,700	11,988,468
OAO Gazprom sponsored ADR	4,522,206	227,240,852
OAO Raspadskaya	660,000	3,372,600
OAO TatNeft unit	210,600	26,272,350
OAO TMK (a)	1,540,400	17,329,500
OAO TMK unit	104,100	4,631,409
Open Investments (a)	9,353	2,581,428
Rosinter Restaurants Holding	64,000	3,584,000
Sberbank (Savings Bank of the Russian Federation) (a)	5,720,000	24,596,000
Sberbank (Savings Bank of the Russian Federation) GDR	131,600	66,636,397
Sistema-Hals JSC	25,221	4,918,095
Sistema-Hals JSC unit (a)	87,000	848,250
Common Stocks - continued
	Shares	Value
Russia - continued
Surgutneftegaz JSC sponsored ADR	72,876	$ 5,043,019
Uralkali JSC (a)	1,708,300	8,541,500
Uralkali JSC unit (a)	231,800	5,818,180
Vimpel Communications sponsored ADR	1,386,000	45,835,020
VSMPO-Avisma Corp. (a)	17,100	5,420,700
Wimm-Bill-Dann Foods OJSC sponsored ADR	163,025	19,522,244
TOTAL RUSSIA		686,465,121
Singapore - 0.7%
Keppel Corp. Ltd.	1,231,800	12,661,835
Olam International Ltd.	3,567,000	8,710,587
Sino-Environment Technology Group Ltd. (a)	2,712,000	6,278,826
Straits Asia Resources Ltd.	6,430,000	11,911,243
Yangzijiang Shipbuilding Holdings Ltd.	4,992,000	8,889,911
TOTAL SINGAPORE		48,452,402
South Africa - 6.3%
African Bank Investments Ltd.	3,639,526	20,216,478
African Rainbow Minerals Ltd.	429,966	9,923,819
Anglo Platinum Ltd.	107,000	18,357,440
Aspen Pharmacare Holdings Ltd.	2,310,300	13,490,673
Bell Equipment Ltd.	386,197	3,090,051
Bidvest Group Ltd.	1,375,200	28,862,483
Exxaro Resources Ltd.	605,400	9,791,290
FirstRand Ltd.	11,451,256	45,283,471
Illovo Sugar Ltd.	1,526,903	5,403,719
Impala Platinum Holdings Ltd.	1,735,128	65,144,058
JSE Ltd.	70,800	942,330
Kumba Iron Ore Ltd.	488,900	19,107,647
Mr. Price Group Ltd.	2,371,847	9,634,830
MTN Group Ltd.	3,661,600	71,130,482
Murray & Roberts Holdings Ltd.	2,869,800	43,936,775
Nedbank Group Ltd.	1,280,090	28,067,830
Raubex Group Ltd.	2,498,498	13,763,076
Shoprite Holdings Ltd.	2,081,951	12,974,152
TOTAL SOUTH AFRICA		419,120,604
Taiwan - 6.4%
AU Optronics Corp.	12,864,000	27,399,784
AU Optronics Corp. sponsored ADR (d)	303,105	6,586,472
China Steel Corp.	21,831,950	30,731,190
Chung Hwa Pulp Corp.	22,177,000	15,300,384
Delta Electronics, Inc.	7,002,677	28,101,497
Everlight Electronics Co. Ltd.	609,713	2,663,201
Feng Tay Enterprise Co. Ltd.	2,150,400	1,852,019
Formosa Chemicals & Fibre Corp.	8,863,000	23,802,469
Foxconn Technology Co. Ltd.	1,455,325	17,520,505
Gemtek Technology Corp.	1,219,955	2,745,322
Greatek Electronics, Inc.	6,472,240	10,129,420
Hon Hai Precision Industry Co. Ltd. (Foxconn)	11,896,828	90,341,709

	Shares	Value
Innolux Display Corp.	6,283,631	$ 29,095,374
MediaTek, Inc.	2,740,700	53,553,421
Shin Kong Financial Holding Co. Ltd.	23,171,164	21,458,093
Siliconware Precision Industries Co. Ltd.	18,629,726	39,277,983
Taiwan Cement Corp.	10,253,400	17,471,452
Taiwan Semiconductor Manufacturing Co. Ltd.	3,247,867	6,396,478
TOTAL TAIWAN		424,426,773
Thailand - 1.0%
Mermaid Maritime PLC	562,000	741,927
Minor International PCL (For. Reg.)	24,050,794	12,596,855
PTT Public Co. Ltd. (For. Reg.)	3,717,900	45,509,677
Total Access Communication PCL (a)	3,390,000	4,068,000
Total Access Communication PCL unit (a)	1,923,000	2,319,935
TOTAL THAILAND		65,236,394
Turkey - 3.0%
Aksigorta AS	1,408,000	10,384,460
Anadolu Efes Biracilik ve Malt Sanyii AS	1,865,631	22,719,403
Asya Katilim Bankasi AS (a)	2,936,000	24,927,233
Atakule Gayrimenkul Yatirim Ortakligi AS	1,692,000	3,337,421
Bagfas Bandirma Gubre Fabrikalari AS	88,000	4,226,234
Enka Insaat ve Sanayi AS	2,063,072	32,200,944
Tofas Turk Otomobil Fabrikasi AS	2,943,000	15,522,019
Tupras-Turkiye Petrol Rafinerileri AS	1,030,400	29,161,014
Turk Hava Yollari AO (a)	573,000	4,078,642
Turkiye Garanti Bankasi AS	5,417,500	49,712,491
TOTAL TURKEY		196,269,861
United Kingdom - 0.6%
Aricom Plc (a)	4,405,800	7,030,207
Aricom Plc warrants 6/5/10 (a)(f)	176,800	117,804
Gafisa SA warrants (Deutsche Bank Warrant Program) 12/17/07 (a)	181,600	3,237,928
Hirco PLC	343,600	2,693,143
Imperial Energy PLC (a)	310,600	8,885,560
Prosperity Mineral Holdings Ltd.	711,000	2,586,858
Sibir Energy PLC	1,280,986	14,474,677
TOTAL UNITED KINGDOM		39,026,177
United States of America - 1.2%
BMB Munai, Inc. (a)	562,162	3,288,648
Central European Distribution Corp. (a)(d)	192,300	10,226,514
CTC Media, Inc. (a)	539,017	13,523,937
Golden Telecom, Inc. (d)	306,000	31,655,700
NII Holdings, Inc. (a)	237,400	13,769,200
Pricesmart, Inc.	198,059	5,632,798
TOTAL UNITED STATES OF AMERICA		78,096,797
Common Stocks - continued
	Shares	Value
Vietnam - 0.1%
Luks Group (Vietnam Holdings) Co. Ltd.	3,946,000	$ 5,232,396
TOTAL COMMON STOCKS (Cost $3,828,249,615)		6,485,930,335
Nonconvertible Preferred Stocks - 0.2%

Korea (South) - 0.1%
Samsung Electronics Co. Ltd.	14,270	6,797,053
South Africa - 0.1%
Allied Electronics Corp. Ltd.	628,500	4,545,238
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $8,938,881)		11,342,291
Investment Companies - 0.3%

Romania - 0.3%
SIF 1 Banat-Crisana Arad Fund	2,651,100	4,117,475
SIF 3 Transilvania Brasov Fund	8,137,600	8,461,178
SIF 4 Muntenia Bucuresti Fund	2,731,000	2,970,286
SIF 5 Oltenia Craiova Fund	1,203,500	2,267,100
TOTAL INVESTMENT COMPANIES (Cost $13,001,363)		17,816,039
Convertible Bonds - 0.0%
Principal Amount (g)
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 2.3% 6/1/13 (f) (Cost $302,546)	BRL	4,841	363,754
Money Market Funds - 2.0%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	84,163,679	84,163,679
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	47,017,800	47,017,800
TOTAL MONEY MARKET FUNDS (Cost $131,181,479)		131,181,479
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $3,981,673,884)		6,646,633,898
NET OTHER ASSETS - (0.6)%		(37,589,315)
NET ASSETS - 100%		$ 6,609,044,583
Currency Abbreviations
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,723,164 or 1.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $481,558 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aricom Plc warrants 6/5/10	5/11/07	$ 0
Companhia de Saneamento de Minas Gerais 2.3% 6/1/13	8/22/07	$ 302,546
(g) Principal amount is stated in United States dollars unless otherwise noted.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,350,189
Fidelity Securities Lending Cash Central Fund	270,265
Total	$ 4,620,454

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $47,489,348) - See accompanying schedule: Unaffiliated issuers (cost $3,850,492,405)	$ 6,515,452,419
Fidelity Central Funds (cost $131,181,479)	131,181,479
Total Investments (cost $3,981,673,884)		$ 6,646,633,898
Cash		269,248
Foreign currency held at value (cost $112,341)		108,021
Receivable for investments sold		29,275,934
Receivable for fund shares sold		41,686,695
Dividends receivable		7,775,796
Interest receivable		27
Distributions receivable from Fidelity Central Funds		584,638
Prepaid expenses		1,214
Other receivables		841,310
Total assets		6,727,176,781

Liabilities
Payable for investments purchased	$ 49,193,739
Payable for fund shares redeemed	5,804,296
Accrued management fee	3,523,135
Other affiliated payables	960,710
Other payables and accrued expenses	11,632,518
Collateral on securities loaned, at value	47,017,800
Total liabilities		118,132,198

Net Assets		$ 6,609,044,583
Net Assets consist of:
Paid in capital		$ 3,683,681,553
Undistributed net investment income		25,569,936
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		245,394,108
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,654,398,986
Net Assets, for 176,029,375 shares outstanding		$ 6,609,044,583
Net Asset Value, offering price and redemption price per share ($6,609,044,583 ÷ 176,029,375 shares)		$ 37.55

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 81,318,428
Interest		90,017
Income from Fidelity Central Funds (including $270,265 from security lending)		4,620,454
		86,028,899
Less foreign taxes withheld		(8,065,470)
Total income		77,963,429

Expenses
Management fee	$ 29,273,106
Transfer agent fees	8,297,451
Accounting and security lending fees	1,509,134
Custodian fees and expenses	3,685,392
Independent trustees' compensation	13,947
Registration fees	167,507
Audit	160,924
Legal	36,958
Interest	63,786
Miscellaneous	123,012
Total expenses before reductions	43,331,217
Expense reductions	(2,165,733)	41,165,484
Net investment income (loss)		36,797,945
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,493,945)	282,747,538
Foreign currency transactions	(1,071,518)
Total net realized gain (loss)		281,676,020
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $8,147,965)	2,077,319,074
Assets and liabilities in foreign currencies	105,555
Total change in net unrealized appreciation (depreciation)		2,077,424,629
Net gain (loss)		2,359,100,649
Net increase (decrease) in net assets resulting from operations		$ 2,395,898,594

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 36,797,945	$ 28,066,004
Net realized gain (loss)	281,676,020	316,799,295
Change in net unrealized appreciation (depreciation)	2,077,424,629	306,336,297
Net increase (decrease) in net assets resulting from operations	2,395,898,594	651,201,596
Distributions to shareholders from net investment income	(28,224,601)	(21,238,863)
Share transactions Proceeds from sales of shares	2,766,036,681	2,470,015,019
Reinvestment of distributions	27,314,929	20,504,249
Cost of shares redeemed	(1,559,669,286)	(1,510,859,402)
Net increase (decrease) in net assets resulting from share transactions	1,233,682,324	979,659,866
Redemption fees	2,543,001	3,299,389
Total increase (decrease) in net assets	3,603,899,318	1,612,921,988

Net Assets
Beginning of period	3,005,145,265	1,392,223,277
End of period (including undistributed net investment income of $25,569,936 and undistributed net investment income of $34,483,401, respectively)	$ 6,609,044,583	$ 3,005,145,265
Other Information Shares
Sold	96,979,878	121,916,389
Issued in reinvestment of distributions	1,154,965	1,159,761
Redeemed	(58,453,895)	(75,344,302)
Net increase (decrease)	39,680,948	47,731,848

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.04	$ 15.71	$ 11.30	$ 9.81	$ 7.03
Income from Investment Operations
Net investment income (loss) C	.25	.21	.21	.14	.10
Net realized and unrealized gain (loss)	15.44	6.31	4.30	1.46	2.73
Total from investment operations	15.69	6.52	4.51	1.60	2.83
Distributions from net investment income	(.20)	(.21)	(.11)	(.12)	(.05)
Redemption fees added to paid in capital C	.02	.02	.01	.01	- G
Net asset value, end of period	$ 37.55	$ 22.04	$ 15.71	$ 11.30	$ 9.81
Total Return A, B	71.81%	41.96%	40.25%	16.48%	40.50%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.11%	1.16%	1.23%	1.36%
Expenses net of fee waivers, if any	1.05%	1.11%	1.16%	1.23%	1.36%
Expenses net of all reductions	.99%	1.01%	1.07%	1.18%	1.36%
Net investment income (loss)	.89%	1.04%	1.53%	1.27%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,609,045	$ 3,005,145	$ 1,392,223	$ 604,550	$ 430,928
Portfolio turnover rate E	52%	66%	68%	112%	105%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Fund	28.33%	27.78%	11.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Europe

Management's Discussion of Fund Performance

Comments from Trygve Toraasen, Portfolio Manager of Fidelity® Europe Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

Fidelity Europe Fund returned 28.33% for the 12 months ending October 31, 2007, while the MSCI Europe index gained 28.20%. The period saw a shift in market leadership from highly cyclical stocks to shares of secular-growth companies with the ability to improve earnings even in a slowing economy. I had repositioned the fund in anticipation of this change and this newer focus supported performance in the second half of the period, but not in the first. Overall, stock selection in the industrials sector helped performance, as several capital goods investments fared well on the back of strong revenues in emerging markets. However, my lack of exposure to strong-performing automobile stocks detracted from results, along with a modest stake in cash. Also affecting results were currency movements that added to returns for U.S. investors. Among capital goods investments, the fund had standout contributions from ABB, a Swiss construction and engineering corporation; Hochtief, a German construction and infrastructure management corporation; and Hexagon an out-of benchmark Swedish engineering company that specializes in measuring technology for a variety of industrial processes. Also helping results was Bayer, the German chemical and pharmaceutical corporation. Holding back relative performance, however, were my decisions not to own German auto manufacturers Volkswagen and Daimler because of my skepticism about their earnings growth prospects. Swiss pharmaceutical company Roche Holding underperformed for the period, although I remained optimistic about the earnings potential of its cancer drugs. The Spanish banking institution Banco Bilbao was another investment that lagged.

Note to shareholders: The proposal to merge Fidelity Nordic Fund into Fidelity Europe Fund was not approved by shareholders at the shareholder meeting on June 20, 2007. The in-favor votes failed to exceed the 66.67% threshold required to approve the merger. Nordic Fund, which had been closed to new investors pending shareholder consideration of the merger proposal, was reopened on June 21, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
United Kingdom	19.9%
Germany	18.0%
Switzerland	12.0%
France	11.8%
Sweden	10.0%
Spain	6.0%
Finland	4.8%
Luxembourg	2.9%
Netherlands	2.8%
Other	11.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Switzerland	18.3%
United Kingdom	16.1%
Germany	15.3%
Sweden	11.8%
France	11.4%
Netherlands	9.0%
Spain	5.5%
Italy	4.9%
Norway	3.2%
Other	4.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.7	99.2
Short-Term Investments and Net Other Assets	0.3	0.8
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
ABB Ltd. (Reg.) (Switzerland, Electrical Equipment)	4.2	4.0
Tesco PLC (United Kingdom, Food & Staples Retailing)	4.2	4.0
Nokia Corp. (Finland, Communications Equipment)	4.0	1.0
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.7	1.8
Telefonica SA (Spain, Diversified Telecommunication Services)	3.5	1.2
E.ON AG (Germany, Electric Utilities)	3.4	1.0
Bayer AG (Germany, Chemicals)	3.3	3.7
Electricite de France (France, Electric Utilities)	3.0	0.2
ArcelorMittal SA (Luxembourg, Metals & Mining)	2.9	0.0
Syngenta AG (Switzerland) (Switzerland, Chemicals)	2.8	2.4
	35.0
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	23.4	17.9
Materials	15.5	10.6
Consumer Staples	10.5	16.0
Telecommunication Services	9.5	4.9
Utilities	8.1	3.6
Consumer Discretionary	7.8	14.1
Financials	7.5	19.9
Energy	7.4	1.5
Information Technology	6.4	5.0
Health Care	3.6	5.7

Annual Report

Europe

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Austria - 2.0%
Erste Bank AG	671,300	$ 54,464,449
Raiffeisen International Bank Holding AG	325,500	53,807,780
TOTAL AUSTRIA		108,272,229
Belgium - 1.1%
InBev SA	642,400	60,645,007
Cyprus - 0.5%
Marfin Popular Bank Public Co.	1,833,700	29,807,777
Czech Republic - 1.0%
Ceske Energeticke Zavody AS	752,000	54,357,061
Denmark - 0.6%
Vestas Wind Systems AS (a)	390,600	34,848,901
Finland - 4.8%
Metso Corp.	763,200	46,396,186
Nokia Corp.	5,433,550	215,820,606
TOTAL FINLAND		262,216,792
France - 11.8%
Cap Gemini SA	414,300	26,410,465
Electricite de France	1,381,400	165,693,615
Essilor International SA	831,200	52,974,631
France Telecom SA	1,101,200	40,744,400
L'Oreal SA	501,200	65,657,200
Sodexho Alliance SA	666,100	48,030,324
Total SA Series B	997,000	80,368,170
Veolia Environnement	449,500	40,148,675
Vinci SA	1,546,500	126,861,029
TOTAL FRANCE		646,888,509
Germany - 16.8%
BASF AG	418,900	58,268,990
Bayer AG	2,216,300	182,623,120
Commerzbank AG	530,600	22,508,511
E.ON AG (d)	965,600	188,581,680
Hochtief AG	710,700	98,137,101
Linde AG	732,200	92,651,265
MAN AG	173,500	30,968,390
Siemens AG (Reg.)	1,028,300	140,229,271
Wincor Nixdorf AG	1,044,300	103,730,036
TOTAL GERMANY		917,698,364
Greece - 0.5%
National Bank of Greece SA	405,470	28,185,608
Italy - 2.3%
ENI SpA	1,104,000	40,340,160
Tod's SpA (d)	586,300	49,207,564
Unicredito Italiano SpA	4,348,700	37,172,340
TOTAL ITALY		126,720,064
Luxembourg - 2.9%
ArcelorMittal SA	1,967,800	157,942,556

	Shares	Value
Netherlands - 2.8%
Heineken NV (Bearer)	747,100	$ 52,147,580
Koninklijke Philips Electronics NV	1,201,800	49,682,412
Randstad Holdings NV	886,600	49,145,203
TOTAL NETHERLANDS		150,975,195
Norway - 2.7%
Aker Kvaerner ASA	937,650	32,673,167
Norsk Hydro ASA	910,420	13,383,174
StatoilHydro ASA	1,195,700	40,461,962
Telenor ASA	2,474,200	58,061,227
TOTAL NORWAY		144,579,530
Russia - 0.8%
OAO Gazprom sponsored ADR	851,600	42,792,900
Spain - 6.0%
Banco Bilbao Vizcaya Argentaria SA	995,200	25,118,848
Banco Santander Central Hispano SA	1,303,300	28,323,316
Inditex SA	1,134,400	84,394,687
Telefonica SA	5,711,600	189,339,540
TOTAL SPAIN		327,176,391
Sweden - 10.0%
AB Volvo (B Shares)	1,378,100	26,840,822
Elekta AB (B Shares)	1,999,800	38,556,050
H&M Hennes & Mauritz AB (B Shares)	2,075,450	138,172,788
Hexagon AB (B Shares)	3,678,675	88,583,478
Nordea Bank AB	2,365,500	42,293,260
Sandvik AB	951,200	17,964,824
Scania AB (B Shares)	3,527,000	96,310,762
SKF AB (B Shares)	3,097,600	60,087,224
SSAB Svenskt Stal AB (B Shares)	373,400	10,989,699
TeliaSonera AB	2,710,500	26,662,404
TOTAL SWEDEN		546,461,311
Switzerland - 12.0%
ABB Ltd. (Reg.)	7,683,663	231,113,541
Compagnie Financiere Richemont unit	867,018	61,865,698
Geberit AG (Reg.)	185,093	24,944,330
Roche Holding AG (participation certificate)	435,015	74,344,064
Schindler Holding AG (participation certificate)	777,866	54,396,224
SGS Societe Generale de Surveillance Holding SA (Reg.)	41,536	54,434,644
Syngenta AG (Switzerland)	641,315	155,422,690
TOTAL SWITZERLAND		656,521,191
United Kingdom - 19.9%
Anglo American PLC (United Kingdom)	941,100	64,841,524
BG Group PLC	5,173,700	95,454,815
BHP Billiton PLC	1,393,700	53,054,543
BP PLC	5,641,400	73,328,798
British American Tobacco PLC	1,134,900	43,512,066
Capita Group PLC	3,305,516	51,473,775
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Investec PLC	2,716,400	$ 32,812,158
Man Group plc	4,388,200	53,644,929
Rio Tinto PLC (Reg.)	584,300	54,778,125
Serco Group PLC	5,499,900	51,541,312
Smith & Nephew PLC	2,081,900	28,218,073
Tesco PLC	22,409,273	229,695,219
Unilever PLC	1,544,000	52,279,840
Vodafone Group PLC	51,557,500	202,466,308
TOTAL UNITED KINGDOM		1,087,101,485
TOTAL COMMON STOCKS (Cost $4,162,589,791)		5,383,190,871
Nonconvertible Preferred Stocks - 1.2%

Germany - 1.2%
Henkel KGaA (Cost $58,042,027)	1,213,800	61,953,838
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 4.97% (b)	95,116,219	95,116,219
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	10,552,472	10,552,472
TOTAL MONEY MARKET FUNDS (Cost $105,668,691)		105,668,691
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $4,326,300,509)		5,550,813,400
NET OTHER ASSETS - (1.6)%		(86,190,883)
NET ASSETS - 100%		$ 5,464,622,517
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,308,002
Fidelity Securities Lending Cash Central Fund	4,782,576
Total	$ 9,090,578

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $10,211,876) - See accompanying schedule: Unaffiliated issuers (cost $4,220,631,818)	$ 5,445,144,709
Fidelity Central Funds (cost $105,668,691)	105,668,691
Total Investments (cost $4,326,300,509)		$ 5,550,813,400
Receivable for investments sold		43,950,794
Receivable for fund shares sold		1,267,688
Dividends receivable		4,649,811
Distributions receivable from Fidelity Central Funds		498,152
Prepaid expenses		1,556
Other receivables		566,693
Total assets		5,601,748,094

Liabilities
Payable to custodian bank	$ 97,453
Payable for investments purchased	80,710,585
Payable for fund shares redeemed	40,998,670
Accrued management fee	3,355,372
Other affiliated payables	1,030,295
Other payables and accrued expenses	380,730
Collateral on securities loaned, at value	10,552,472
Total liabilities		137,125,577

Net Assets		$ 5,464,622,517
Net Assets consist of:
Paid in capital		$ 3,780,275,641
Undistributed net investment income		77,915,917
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		381,743,101
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,224,687,858
Net Assets, for 115,136,294 shares outstanding		$ 5,464,622,517
Net Asset Value, offering price and redemption price per share ($5,464,622,517 ÷ 115,136,294 shares)		$ 47.46

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 130,799,510
Interest		177,864
Income from Fidelity Central Funds (including $4,782,576 from security lending)		9,090,578
		140,067,952
Less foreign taxes withheld		(13,861,027)
Total income		126,206,925

Expenses
Management fee Basic fee	$ 33,562,140
Performance adjustment	3,770,585
Transfer agent fees	10,324,991
Accounting and security lending fees	1,557,101
Custodian fees and expenses	875,144
Independent trustees' compensation	16,303
Registration fees	64,842
Audit	92,050
Legal	38,595
Interest	26,146
Miscellaneous	65,522
Total expenses before reductions	50,393,419
Expense reductions	(2,436,258)	47,957,161
Net investment income (loss)		78,249,764
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	389,733,911
Foreign currency transactions	578,417
Total net realized gain (loss)		390,312,328
Change in net unrealized appreciation (depreciation) on: Investment securities	726,720,925
Assets and liabilities in foreign currencies	119,937
Total change in net unrealized appreciation (depreciation)		726,840,862
Net gain (loss)		1,117,153,190
Net increase (decrease) in net assets resulting from operations		$ 1,195,402,954

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 78,249,764	$ 48,383,095
Net realized gain (loss)	390,312,328	528,728,812
Change in net unrealized appreciation (depreciation)	726,840,862	164,130,628
Net increase (decrease) in net assets resulting from operations	1,195,402,954	741,242,535
Distributions to shareholders from net investment income	(44,655,948)	(20,654,281)
Distributions to shareholders from net realized gain	(492,200,801)	(273,319,238)
Total distributions	(536,856,749)	(293,973,519)
Share transactions Proceeds from sales of shares	914,445,282	1,199,680,149
Reinvestment of distributions	530,000,847	289,349,942
Cost of shares redeemed	(671,683,034)	(450,913,920)
Net increase (decrease) in net assets resulting from share transactions	772,763,095	1,038,116,171
Redemption fees	50,173	66,135
Total increase (decrease) in net assets	1,431,359,473	1,485,451,322

Net Assets
Beginning of period	4,033,263,044	2,547,811,722
End of period (including undistributed net investment income of $77,915,917 and undistributed net investment income of $47,287,901, respectively)	$ 5,464,622,517	$ 4,033,263,044
Other Information Shares
Sold	22,065,177	30,327,952
Issued in reinvestment of distributions	13,802,106	8,260,061
Redeemed	(16,050,210)	(11,647,553)
Net increase (decrease)	19,817,073	26,940,460

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 42.31	$ 37.26	$ 30.42	$ 24.37	$ 18.31
Income from Investment Operations
Net investment income (loss) C	.69	.58	.33	.09	.29
Net realized and unrealized gain (loss)	9.99	8.74	6.68	6.25	5.91
Total from investment operations	10.68	9.32	7.01	6.34	6.20
Distributions from net investment income	(.46)	(.30)	(.09)	(.29)	(.14)
Distributions from net realized gain	(5.07)	(3.97)	(.08)	-	-
Total distributions	(5.53)	(4.27)	(.17)	(.29)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 47.46	$ 42.31	$ 37.26	$ 30.42	$ 24.37
Total Return A, B	28.33%	27.40%	23.12%	26.20%	34.09%
Ratios to Average Net Assets D, F
Expenses before reductions	1.06%	1.16%	1.15%	1.11%	1.03%
Expenses net of fee waivers, if any	1.06%	1.16%	1.15%	1.11%	1.03%
Expenses net of all reductions	1.01%	1.05%	1.07%	1.05%	.98%
Net investment income (loss)	1.65%	1.48%	.95%	.32%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,464,623	$ 4,033,263	$ 2,547,812	$ 1,845,440	$ 1,283,191
Portfolio turnover rate E	100%	127%	99%	106%	162%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Capital Appreciation Fund	29.95%	24.90%	12.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Europe Capital Appreciation

Management's Discussion of Fund Performance

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Europe Capital Appreciation Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

The fund posted a gain of 29.95% for the year, outpacing the 28.20% advance of its benchmark, the MSCI Europe index. Favorable stock picking was the primary driver of performance, but the fund also benefited from its big underweighting in the generally weak financials group. The best stock picks were in energy, consumer discretionary, industrials and health care, with such top contributors as Arcandor, the large German retailer; Actelion, an out-of-index Swiss biopharmaceuticals firm; and Royal Dutch Shell, the UK-listed integrated oil giant, which I added during the period. The major drag on relative performance came from the materials sector, where not owning some of the index's top-performing stocks, such as BHP Billiton, the UK-listed mining giant, detracted. In addition, weakening business fundamentals at UK cable and telecommunications firm Virgin Media drove down the price of this U.S.-listed stock, making it the period's biggest detractor. Big positions in cash and sovereign bonds also hurt. Virgin Media was not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe Capital Appreciation

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
United Kingdom	20.9%
Germany	19.4%
France	15.7%
Switzerland	13.3%
Spain	4.9%
Italy	3.3%
Sweden	2.8%
Finland	2.4%
Greece	2.2%
Other	15.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
France	16.7%
United Kingdom	13.4%
United States of America	12.7%
Germany	12.0%
Switzerland	10.8%
Netherlands	8.6%
Italy	4.5%
Luxembourg	4.4%
Finland	3.8%
Other	13.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	84.6
Bonds	0.0	4.9
Short-Term Investments and Net Other Assets	0.9	10.5
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	3.7	0.0
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.9	1.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.7	0.0
E.ON AG (Germany, Electric Utilities)	2.3	2.9
Nestle SA (Reg.) (Switzerland, Food Products)	2.3	2.9
Telefonica SA sponsored ADR (Spain, Diversified Telecommunication Services)	2.2	0.0
Siemens AG (Reg.) (Germany, Industrial Conglomerates)	1.9	0.0
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.8	0.0
ABB Ltd. (Reg.) (Switzerland, Electrical Equipment)	1.7	0.0
AXA SA (France, Insurance)	1.7	0.0
	23.2
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.7	14.2
Industrials	10.7	7.2
Energy	10.6	5.2
Consumer Discretionary	10.2	17.3
Consumer Staples	10.0	8.8
Materials	8.6	12.3
Telecommunication Services	7.4	0.0
Health Care	7.0	12.3
Utilities	7.0	4.8
Information Technology	2.9	2.5

Annual Report

Europe Capital Appreciation

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Argentina - 0.5%
Cresud S.A.C.I.F. y A. sponsored ADR	287,300	$ 7,090,564
Australia - 1.1%
CSL Ltd.	454,944	15,466,322
Austria - 0.8%
voestalpine AG	115,200	10,359,592
Belgium - 1.9%
Fortis	404,100	12,915,249
InBev SA	138,500	13,074,927
TOTAL BELGIUM		25,990,176
Bermuda - 1.2%
Aquarius Platinum Ltd. (United Kingdom)	143,100	5,483,147
SeaDrill Ltd. (a)	469,400	11,174,108
TOTAL BERMUDA		16,657,255
Cyprus - 1.2%
Bank of Cyprus Public Co. Ltd.	829,600	16,105,788
Finland - 2.4%
Metso Corp.	191,000	11,611,205
Nokia Corp. sponsored ADR	533,750	21,200,550
TOTAL FINLAND		32,811,755
France - 15.7%
Alcatel-Lucent SA sponsored ADR	790,600	7,660,914
Alstom SA	70,300	16,591,469
AXA SA	514,700	23,022,531
Bouygues SA	126,200	12,114,883
Cap Gemini SA	153,500	9,785,195
Eutelsat Communications	296,664	8,015,897
Groupe Danone	169,200	14,593,500
LVMH Moet Hennessy - Louis Vuitton	92,600	11,924,041
Pinault Printemps-Redoute SA	58,300	11,556,507
Remy Cointreau SA	106,500	8,185,467
Renault SA	62,800	10,545,120
Societe Generale Series A	117,500	19,798,750
Suez SA (France)	234,000	15,210,000
Total SA sponsored ADR	213,500	17,210,235
Veolia Environnement	164,487	14,691,735
Vinci SA	166,600	13,666,374
TOTAL FRANCE		214,572,618
Germany - 19.4%
Adidas-Salomon AG	176,900	11,802,280
Allianz AG (Reg.)	89,700	20,272,200
Arcandor AG (a)(d)	128,300	4,126,559
Bayer AG	219,466	18,083,998
Continental AG	73,400	11,101,033
DaimlerChrysler AG	142,900	15,740,435
Deutsche Boerse AG	72,500	11,438,638
E.ON AG	160,600	31,365,180

	Shares	Value
Hochtief AG	97,000	$ 13,394,258
Lanxess AG	206,100	10,292,662
Linde AG	87,600	11,084,746
MAN AG	112,600	20,098,217
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	92,300	17,707,764
RWE AG	144,700	19,756,602
Siemens AG (Reg.)	187,500	25,569,375
SolarWorld AG (d)	160,900	10,914,300
Wacker Chemie AG	46,800	11,492,751
TOTAL GERMANY		264,240,998
Greece - 2.2%
Bank of Piraeus	461,437	18,504,908
Cosmote Mobile Telecommunications SA	342,400	11,816,367
TOTAL GREECE		30,321,275
Ireland - 1.1%
Anglo Irish Bank Corp. PLC	432,800	7,273,671
CRH PLC	218,400	8,334,448
TOTAL IRELAND		15,608,119
Italy - 2.9%
IFIL Finanziaria di Partecipazioni SpA	138,000	1,573,284
Intesa Sanpaolo SpA	2,423,300	19,158,856
Prysmian SpA	44,800	1,287,156
Unicredito Italiano SpA	1,987,000	16,984,717
TOTAL ITALY		39,004,013
Luxembourg - 2.2%
Acergy SA	307,800	8,907,732
ArcelorMittal SA (d)	263,500	21,149,438
TOTAL LUXEMBOURG		30,057,170
Netherlands - 2.0%
Koninklijke Ahold NV	572,880	8,621,844
Nutreco Holding NV	139,900	9,556,698
SBM Offshore NV	221,700	8,531,044
TOTAL NETHERLANDS		26,709,586
Norway - 2.2%
Marine Harvest ASA (a)	10,232,000	10,372,138
Petroleum Geo-Services ASA	416,000	12,247,834
Telenor ASA	324,000	7,603,200
TOTAL NORWAY		30,223,172
Spain - 4.9%
Banco Santander Central Hispano SA	744,400	16,177,301
Compania de Distribucion Integral Logista SA	88,800	6,927,988
Inditex SA	180,900	13,458,215
Telefonica SA sponsored ADR	303,500	30,183,075
TOTAL SPAIN		66,746,579
Common Stocks - continued
	Shares	Value
Sweden - 2.8%
Atlas Copco AB (A Shares)	611,000	$ 10,217,391
H&M Hennes & Mauritz AB (B Shares)	215,350	14,336,896
Investor AB (B Shares)	320,800	7,926,909
SSAB Svenskt Stal AB (B Shares) (d)	212,000	6,239,465
TOTAL SWEDEN		38,720,661
Switzerland - 13.3%
ABB Ltd. (Reg.)	777,893	23,397,904
Actelion Ltd. (Reg.) (a)	231,855	11,519,689
Credit Suisse Group (Reg.)	129,682	8,779,471
Julius Baer Holding AG (Bearer)	138,009	11,938,619
Lindt & Spruengli AG	390	14,848,485
Nestle SA (Reg.)	67,145	31,020,990
Pargesa Holding SA	70,307	8,006,124
Roche Holding AG (participation certificate)	213,380	36,466,642
Sonova Holding AG	109,991	12,344,669
Swiss Life Holding	52,006	14,367,539
UBS AG (Reg.)	158,930	8,532,952
TOTAL SWITZERLAND		181,223,084
United Kingdom - 20.9%
3i Group plc	384,965	8,683,922
Barclays PLC	328,400	4,174,785
BG Group PLC	1,152,400	21,261,791
BP PLC	1,198,800	15,582,402
Burberry Group PLC	643,400	8,226,614
GlaxoSmithKline PLC	420,400	10,772,750
Gyrus Group PLC (a)	1,060,400	9,424,770
HSBC Holdings PLC sponsored ADR (d)	251,200	24,999,424
Man Group plc	909,700	11,120,913
Next PLC	242,500	11,132,065
Reckitt Benckiser Group PLC	288,400	16,722,789
Royal Bank of Scotland Group PLC	707,500	7,597,343
Royal Dutch Shell PLC Class A (United Kingdom)	1,167,500	51,094,473
Scottish & Southern Energy PLC	442,000	14,298,708
Standard Chartered PLC (United Kingdom)	417,600	16,200,823
Vodafone Group PLC	3,535,400	13,883,516

	Shares	Value
Vodafone Group PLC sponsored ADR	643,450	$ 25,268,282
Xstrata PLC	216,900	15,544,107
TOTAL UNITED KINGDOM		285,989,477
TOTAL COMMON STOCKS (Cost $1,187,142,283)		1,347,898,204
Nonconvertible Preferred Stocks - 0.4%

Italy - 0.4%
Istituto Finanziario Industriale SpA (IFI) (a) (Cost $2,587,620)	129,911	5,409,301
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 4.97% (b)	13,561,672	13,561,672
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	37,348,005	37,348,005
TOTAL MONEY MARKET FUNDS (Cost $50,909,677)		50,909,677
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $1,240,639,580)		1,404,217,182
NET OTHER ASSETS - (2.8)%		(38,767,848)
NET ASSETS - 100%		$ 1,365,449,334
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,200,042
Fidelity Securities Lending Cash Central Fund	1,808,992
Total	$ 5,009,034

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $36,024,848) - See accompanying schedule: Unaffiliated issuers (cost $1,189,729,903)	$ 1,353,307,505
Fidelity Central Funds (cost $50,909,677)	50,909,677
Total Investments (cost $1,240,639,580)		$ 1,404,217,182
Foreign currency held at value (cost $10,878)		9,184
Receivable for fund shares sold		1,159,825
Dividends receivable		1,339,114
Distributions receivable from Fidelity Central Funds		68,818
Prepaid expenses		346
Other receivables		53,958
Total assets		1,406,848,427

Liabilities
Payable for fund shares redeemed	$ 2,726,093
Accrued management fee	930,456
Other affiliated payables	275,657
Other payables and accrued expenses	118,882
Collateral on securities loaned, at value	37,348,005
Total liabilities		41,399,093

Net Assets		$ 1,365,449,334
Net Assets consist of:
Paid in capital		$ 936,289,384
Undistributed net investment income		28,948,128
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		236,595,430
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		163,616,392
Net Assets, for 41,811,260 shares outstanding		$ 1,365,449,334
Net Asset Value, offering price and redemption price per share ($1,365,449,334 ÷ 41,811,260 shares)		$ 32.66

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 39,826,168
Interest		2,210,925
Income from Fidelity Central Funds (including $1,808,992 from security lending)		5,009,034
		47,046,127
Less foreign taxes withheld		(3,513,886)
Total income		43,532,241

Expenses
Management fee Basic fee	$ 9,799,429
Performance adjustment	689,559
Transfer agent fees	2,861,794
Accounting and security lending fees	637,071
Custodian fees and expenses	274,828
Independent trustees' compensation	4,691
Registration fees	86,190
Audit	61,210
Legal	12,018
Interest	20,479
Miscellaneous	40,581
Total expenses before reductions	14,487,850
Expense reductions	(574,330)	13,913,520
Net investment income (loss)		29,618,721
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	240,478,861
Foreign currency transactions	612,200
Total net realized gain (loss)		241,091,061
Change in net unrealized appreciation (depreciation) on: Investment securities	70,501,808
Assets and liabilities in foreign currencies	11,773
Total change in net unrealized appreciation (depreciation)		70,513,581
Net gain (loss)		311,604,642
Net increase (decrease) in net assets resulting from operations		$ 341,223,363

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,618,721	$ 10,698,160
Net realized gain (loss)	241,091,061	112,082,857
Change in net unrealized appreciation (depreciation)	70,513,581	56,483,312
Net increase (decrease) in net assets resulting from operations	341,223,363	179,264,329
Distributions to shareholders from net investment income	(9,391,804)	(6,124,444)
Distributions to shareholders from net realized gain	(96,052,488)	(53,486,694)
Total distributions	(105,444,292)	(59,611,138)
Share transactions Proceeds from sales of shares	712,149,877	647,405,817
Reinvestment of distributions	99,678,932	55,944,039
Cost of shares redeemed	(752,725,822)	(245,527,974)
Net increase (decrease) in net assets resulting from share transactions	59,102,987	457,821,882
Redemption fees	102,889	201,750
Total increase (decrease) in net assets	294,984,947	577,676,823

Net Assets
Beginning of period	1,070,464,387	492,787,564
End of period (including undistributed net investment income of $28,948,128 and undistributed net investment income of $10,571,012, respectively)	$ 1,365,449,334	$ 1,070,464,387
Other Information Shares
Sold	25,057,625	24,922,851
Issued in reinvestment of distributions	3,751,559	2,608,114
Redeemed	(25,963,364)	(9,853,075)
Net increase (decrease)	2,845,820	17,677,890

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 27.47	$ 23.15	$ 19.63	$ 17.26	$ 13.85
Income from Investment Operations
Net investment income (loss) B	.62	.38 E	.37	.13 F	.14
Net realized and unrealized gain (loss)	7.04	6.85	3.38	2.46	3.46
Total from investment operations	7.66	7.23	3.75	2.59	3.60
Distributions from net investment income	(.22)	(.30)	(.17)	(.22)	(.19)
Distributions from net realized gain	(2.25)	(2.62)	(.06)	-	-
Total distributions	(2.47)	(2.92)	(.23)	(.22)	(.19)
Redemption fees added to paid in capital B	- H	.01	- H	- H	- H
Net asset value, end of period	$ 32.66	$ 27.47	$ 23.15	$ 19.63	$ 17.26
Total Return A	29.95%	34.81%	19.24%	15.13%	26.36%
Ratios to Average Net Assets C, G
Expenses before reductions	1.05%	1.09%	.95%	1.22%	1.39%
Expenses net of fee waivers, if any	1.05%	1.09%	.95%	1.22%	1.39%
Expenses net of all reductions	1.01%	.99%	.84%	1.15%	1.32%
Net investment income (loss)	2.15%	1.51% E	1.66%	.69% F	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,365,449	$ 1,070,464	$ 492,788	$ 407,362	$ 394,015
Portfolio turnover rate D	161%	143%	133%	119%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. CFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%. FNet investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .65%. GExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Fund	8.36%	17.28%	8.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the TOPIX performed over the same period.

Annual Report

Japan

Management's Discussion of Fund Performance

Comments from Robert Rowland, Portfolio Manager of Fidelity® Japan Fund

Despite opening with a four-month winning streak, the Japanese stock market - as measured by the Tokyo Stock Exchange Stock Price Index (TOPIX) - gained only 3.07% for the 12-month period ending October 31, 2007, a relatively meager result compared with much of the rest of the world. Japanese equities faced a number of head winds during the past year. Although an appreciation of the yen later in the period provided a small boost in returns for U.S. investors, it also increased prices of Japanese exports, raising fears that reduced demand for Japanese products would dampen economic growth. Meanwhile, concerns that Japanese financial institutions would become embroiled in the U.S. subprime crisis contributed to a nearly 15% decline in the financials sector of the TOPIX, the benchmark's largest component. The political backdrop was a distraction as well, particularly after Prime Minister Shinzo Abe's September announcement of his plans to resign from office. On the positive side, the business environment in Japan continued to improve in the form of corporate governance reforms, but economic growth remained anemic amid weaker-than-expected corporate spending.

During the past year, the fund returned 8.36%, more than doubling the return of the TOPIX. Stock selection and a large overweighting in the strong-performing information technology sector aided performance the most versus the index. Stock picking and overweightings also helped in industrials and materials, and underweighting the weak-performing financials sector added value as well. Video game maker Nintendo, the fund's top contributor, benefited from its fast-selling Wii console, among other factors. Other contributors included trading conglomerate Mitsui & Co., metals producer Sumitomo Metal Mining and Mitsui Engineering & Shipbuilding. The last two stocks in that list were sold during the period. Underweighting poorly performing Mitsubishi UFJ Financial Group, Japan's largest banking group and a major index component, helped as well. Conversely, within consumer discretionary, my picks in the consumer durables and apparel segment hurt, as did an overweighting and unrewarding stock picks in the automobiles and components group. Bank stock Mizuho Financial fared poorly due in part to weakness at the company's consumer finance subsidiaries and the U.S. subprime mortgage crisis. Casio Computer, a maker of digital cameras and other electronic devices, also detracted, as did automaker Toyota Motor and cellular service provider NTT DoCoMo.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan	98.2%
United States of America	1.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan	98.6%
United States of America	1.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	98.6
Short-Term Investments and Net Other Assets	1.8	1.4
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Automobiles)	7.5	5.7
Canon, Inc. (Office Electronics)	4.0	3.4
Honda Motor Co. Ltd. (Automobiles)	3.6	2.4
Mitsui & Co. Ltd. (Trading Companies & Distributors)	3.2	2.5
Mizuho Financial Group, Inc. (Commercial Banks)	3.2	2.7
Sumitomo Corp. (Trading Companies & Distributors)	2.5	2.3
Nintendo Co. Ltd. (Software)	2.4	3.9
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	2.3	2.4
Mitsubishi Corp. (Trading Companies & Distributors)	2.3	0.5
Nippon Electric Glass Co. Ltd. (Electronic Equipment & Instruments)	2.3	1.7
	33.3
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	26.5	21.5
Consumer Discretionary	21.5	20.7
Financials	18.9	18.0
Information Technology	17.4	18.9
Materials	8.4	9.2
Health Care	2.4	2.7
Telecommunication Services	2.3	4.5
Consumer Staples	0.8	1.3
Utilities	0.0	1.1
Energy	0.0	0.7

Annual Report

Japan

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
CONSUMER DISCRETIONARY - 21.5%
Auto Components - 4.4%
Bridgestone Corp.	490,200	$ 10,853,307
Denso Corp.	655,700	26,643,643
NGK Spark Plug Co. Ltd.	365,000	6,142,310
NHK Spring Co. Ltd.	768,000	6,597,009
Stanley Electric Co. Ltd.	1,061,800	23,618,618
Toyoda Gosei Co. Ltd.	141,700	5,090,892
		78,945,779
Automobiles - 12.2%
Honda Motor Co. Ltd.	1,730,200	64,761,385
Isuzu Motors Ltd.	1,474,000	7,349,940
Toyota Motor Corp.	2,313,900	132,401,355
Yamaha Motor Co. Ltd.	447,900	12,792,802
		217,305,482
Household Durables - 1.9%
Casio Computer Co. Ltd.	1,341,100	12,647,967
Haseko Corp. (a)	8,479,000	20,427,389
		33,075,356
Media - 0.6%
Fuji Television Network, Inc.	5,159	10,420,864
Multiline Retail - 0.9%
Marui Group Co. Ltd.	724,000	7,511,995
Mitsukoshi Ltd.	1,870,000	8,668,108
		16,180,103
Specialty Retail - 1.5%
Yamada Denki Co. Ltd.	257,830	26,588,638
TOTAL CONSUMER DISCRETIONARY		382,516,222
CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.8%
Aeon Co. Ltd.	939,300	14,789,097
FINANCIALS - 18.9%
Capital Markets - 3.0%
Daiwa Securities Group, Inc.	863,000	8,318,576
Matsui Securities Co. Ltd. (d)	2,098,100	16,673,909
Nomura Holdings, Inc.	1,571,800	28,025,195
		53,017,680
Commercial Banks - 8.3%
Chiba Bank Ltd.	471,000	3,781,186
Mitsubishi UFJ Financial Group, Inc.	2,390,600	23,810,376
Mizuho Financial Group, Inc.	9,961	55,997,391
Sumitomo Mitsui Financial Group, Inc.	5,074	41,571,789
Sumitomo Trust & Banking Co. Ltd.	3,012,000	22,462,346
		147,623,088
Consumer Finance - 1.0%
Credit Saison Co. Ltd.	542,300	17,295,794

	Shares	Value
Insurance - 2.2%
Millea Holdings, Inc.	296,900	$ 11,656,294
T&D Holdings, Inc.	468,750	28,218,383
		39,874,677
Real Estate Management & Development - 4.4%
Leopalace21 Corp.	868,000	27,715,091
Mitsubishi Estate Co. Ltd.	887,000	26,596,498
Mitsui Fudosan Co. Ltd.	321,000	8,882,062
Tokyo Tatemono Co. Ltd.	616,000	7,926,654
Tokyu Land Corp.	755,000	7,823,610
		78,943,915
TOTAL FINANCIALS		336,755,154
HEALTH CARE - 2.4%
Health Care Equipment & Supplies - 0.2%
Olympus Corp.	84,000	3,498,911
Pharmaceuticals - 2.2%
Daiichi Sankyo Co. Ltd.	305,000	8,675,477
Takeda Pharmaceutical Co. Ltd.	501,400	31,326,480
		40,001,957
TOTAL HEALTH CARE		43,500,868
INDUSTRIALS - 26.5%
Building Products - 1.6%
Asahi Glass Co. Ltd.	2,056,000	28,320,836
Commercial Services & Supplies - 0.5%
Dai Nippon Printing Co. Ltd.	673,000	9,771,781
Construction & Engineering - 1.0%
JGC Corp.	902,000	18,067,219
Electrical Equipment - 4.0%
Mitsubishi Electric Corp.	2,910,000	35,486,085
Sumitomo Electric Industries Ltd.	2,233,800	36,173,685
		71,659,770
Machinery - 9.7%
Fanuc Ltd.	109,800	12,038,835
Kubota Corp.	3,586,000	30,112,329
Mitsubishi Heavy Industries Ltd.	2,762,000	16,088,844
Nabtesco Corp.	462,000	7,900,076
NGK Insulators Ltd.	474,000	16,807,449
NSK Ltd.	2,822,000	25,025,928
OSG Corp.	599,100	7,580,640
SMC Corp.	105,200	14,094,855
Sumitomo Heavy Industries Ltd.	1,079,000	14,257,586
THK Co. Ltd.	597,700	13,183,109
Toshiba Machine Co. Ltd. (d)	1,940,000	14,820,988
		171,910,639
Road & Rail - 0.8%
East Japan Railway Co.	1,718	14,154,870
Trading Companies & Distributors - 8.0%
Mitsubishi Corp.	1,324,700	41,253,984
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Mitsui & Co. Ltd.	2,212,000	$ 57,387,431
Sumitomo Corp.	2,498,200	43,537,847
		142,179,262
Transportation Infrastructure - 0.9%
Mitsui-Soko Co. Ltd. (d)	791,000	3,811,891
The Sumitomo Warehouse Co. Ltd. (d)	2,000,000	11,526,490
		15,338,381
TOTAL INDUSTRIALS		471,402,758
INFORMATION TECHNOLOGY - 17.4%
Electronic Equipment & Instruments - 7.9%
Citizen Holdings Co. Ltd.	320,700	3,455,526
Dainippon Screen Manufacturing Co. Ltd.	3,607,000	21,449,593
Fujifilm Holdings Corp.	158,700	7,608,078
Kyocera Corp.	87,300	7,462,404
Murata Manufacturing Co. Ltd.	157,500	9,587,059
Nidec Sankyo Corp. (d)	1,108,000	8,667,674
Nippon Electric Glass Co. Ltd.	2,407,000	40,919,727
Omron Corp.	286,400	7,045,474
Yaskawa Electric Corp.	1,908,000	25,673,272
Yokogawa Electric Corp.	682,600	8,602,303
		140,471,110
IT Services - 0.1%
Nomura Research Institute Ltd.	63,800	2,255,654
Office Electronics - 6.1%
Canon, Inc.	1,405,200	71,060,963
Konica Minolta Holdings, Inc.	2,130,500	37,303,721
		108,364,684
Semiconductors & Semiconductor Equipment - 0.9%
Advantest Corp. (d)	228,100	6,619,087
Rohm Co. Ltd.	106,400	9,323,776
		15,942,863
Software - 2.4%
Nintendo Co. Ltd.	68,400	42,955,200
TOTAL INFORMATION TECHNOLOGY		309,989,511
MATERIALS - 8.4%
Chemicals - 3.6%
JSR Corp.	774,300	20,109,696
Mitsubishi Rayon Co. Ltd.	1,377,000	7,815,948
Nitto Denko Corp.	390,600	19,073,092

	Shares	Value
Shin-Etsu Chemical Co. Ltd.	101,400	$ 6,505,820
Sumitomo Bakelite Co. Ltd.	1,542,000	9,457,699
		62,962,255
Metals & Mining - 4.8%
Hitachi Metals Ltd. (d)	1,648,000	21,383,301
JFE Holdings, Inc.	306,500	17,945,920
Nippon Steel Corp.	2,663,000	17,703,520
Sumitomo Metal Industries Ltd.	5,781,000	28,619,901
		85,652,642
TOTAL MATERIALS		148,614,897
TELECOMMUNICATION SERVICES - 2.3%
Wireless Telecommunication Services - 2.3%
KDDI Corp.	1,729	13,061,410
NTT DoCoMo, Inc.	18,602	27,158,920
		40,220,330
TOTAL COMMON STOCKS (Cost $1,655,130,228)		1,747,788,837
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 4.97% (b)	27,990,255	27,990,255
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	27,764,961	27,764,961
TOTAL MONEY MARKET FUNDS (Cost $55,755,216)		55,755,216
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $1,710,885,444)		1,803,544,053
NET OTHER ASSETS - (1.4)%		(24,093,179)
NET ASSETS - 100%		$ 1,779,450,874
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 917,374
Fidelity Securities Lending Cash Central Fund	487,331
Total	$ 1,404,705

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $26,339,040) - See accompanying schedule: Unaffiliated issuers (cost $1,655,130,228)	$ 1,747,788,837
Fidelity Central Funds (cost $55,755,216)	55,755,216
Total Investments (cost $1,710,885,444)		$ 1,803,544,053
Receivable for investments sold		24,675,120
Receivable for fund shares sold		1,016,016
Dividends receivable		8,002,693
Distributions receivable from Fidelity Central Funds		183,287
Prepaid expenses		789
Other receivables		55,870
Total assets		1,837,477,828

Liabilities
Payable for investments purchased	$ 26,034,746
Payable for fund shares redeemed	2,452,774
Accrued management fee	1,275,042
Other affiliated payables	376,301
Other payables and accrued expenses	123,130
Collateral on securities loaned, at value	27,764,961
Total liabilities		58,026,954

Net Assets		$ 1,779,450,874
Net Assets consist of:
Paid in capital		$ 1,424,454,737
Undistributed net investment income		3,817,643
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		258,562,477
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		92,616,017
Net Assets, for 98,876,352 shares outstanding		$ 1,779,450,874
Net Asset Value, offering price and redemption price per share ($1,779,450,874 ÷ 98,876,352 shares)		$ 18.00

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 23,374,218
Interest		12,756
Income from Fidelity Central Funds (including $487,331 from security lending)		1,404,705
		24,791,679
Less foreign taxes withheld		(1,636,106)
Total income		23,155,573

Expenses
Management fee Basic fee	$ 12,648,301
Performance adjustment	1,432,366
Transfer agent fees	3,880,252
Accounting and security lending fees	810,739
Custodian fees and expenses	319,250
Independent trustees' compensation	6,122
Registration fees	37,629
Audit	73,352
Miscellaneous	26,242
Total expenses before reductions	19,234,253
Expense reductions	(335,577)	18,898,676
Net investment income (loss)		4,256,897
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	259,159,703
Foreign currency transactions	65,206
Total net realized gain (loss)		259,224,909
Change in net unrealized appreciation (depreciation) on: Investment securities	(123,168,633)
Assets and liabilities in foreign currencies	7,196
Total change in net unrealized appreciation (depreciation)		(123,161,437)
Net gain (loss)		136,063,472
Net increase (decrease) in net assets resulting from operations		$ 140,320,369

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,256,897	$ 1,415,844
Net realized gain (loss)	259,224,909	89,269,693
Change in net unrealized appreciation (depreciation)	(123,161,437)	21,910,399
Net increase (decrease) in net assets resulting from operations	140,320,369	112,595,936
Distributions to shareholders from net investment income	(1,030,851)	(1,655,031)
Distributions to shareholders from net realized gain	(23,709,588)	(827,515)
Total distributions	(24,740,439)	(2,482,546)
Share transactions Proceeds from sales of shares	480,536,650	1,451,989,405
Reinvestment of distributions	22,903,100	2,233,026
Cost of shares redeemed	(603,458,144)	(878,409,948)
Net increase (decrease) in net assets resulting from share transactions	(100,018,394)	575,812,483
Redemption fees	502,211	2,315,810
Total increase (decrease) in net assets	16,063,747	688,241,683

Net Assets
Beginning of period	1,763,387,127	1,075,145,444
End of period (including undistributed net investment income of $3,817,643 and undistributed net investment income of $1,292,579, respectively)	$ 1,779,450,874	$ 1,763,387,127
Other Information Shares
Sold	27,723,445	83,073,775
Issued in reinvestment of distributions	1,371,443	136,493
Redeemed	(34,840,570)	(50,278,685)
Net increase (decrease)	(5,745,682)	32,931,583

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.85	$ 15.00	$ 11.63	$ 11.19	$ 8.25
Income from Investment Operations
Net investment income (loss) C	.04	.01	.03	(.01)	- G
Net realized and unrealized gain (loss)	1.35	1.85	3.34	.45	2.93
Total from investment operations	1.39	1.86	3.37	.44	2.93
Distributions from net investment income	(.01)	(.02)	-	(.01)	-
Distributions from net realized gain	(.23)	(.01)	-	-	-
Total distributions	(.24)	(.03)	-	(.01)	-
Redemption fees added to paid in capital C	- G	.02	- G	.01	.01
Net asset value, end of period	$ 18.00	$ 16.85	$ 15.00	$ 11.63	$ 11.19
Total Return A, B	8.36%	12.54%	28.98%	4.03%	35.64%
Ratios to Average Net Assets D, F
Expenses before reductions	1.08%	1.08%	1.03%	1.04%	1.03%
Expenses net of fee waivers, if any	1.08%	1.08%	1.03%	1.04%	1.03%
Expenses net of all reductions	1.06%	1.05%	1.02%	1.04%	1.03%
Net investment income (loss)	.24%	.08%	.20%	(.04)%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,779,451	$ 1,763,387	$ 1,075,145	$ 647,453	$ 529,352
Portfolio turnover rate E	158%	78%	74%	99%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Smaller Companies Fund	-3.27%	16.24%	12.56%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Small Cap Index performed over the same period.

Annual Report

Japan Smaller Companies

Management's Discussion of Fund Performance

Comments from Kenichi Mizushita, Portfolio Manager of Fidelity® Japan Smaller Companies Fund

Despite opening with a four-month winning streak, the Japanese stock market - as measured by the Tokyo Stock Exchange Stock Price Index (TOPIX) - gained only 3.07% for the 12-month period ending October 31, 2007, a relatively meager result compared with much of the rest of the world. Japanese equities faced a number of head winds during the past year. Although an appreciation of the yen later in the period provided a small boost in returns for U.S. investors, it also increased prices of Japanese exports, raising fears that reduced demand for Japanese products would dampen economic growth. Meanwhile, concerns that Japanese financial institutions would become embroiled in the U.S. subprime crisis contributed to a nearly 15% decline in the financials sector of the TOPIX, the benchmark's largest component. The political backdrop was a distraction as well, particularly after Prime Minister Shinzo Abe's September announcement of his plans to resign from office. On the positive side, the business environment in Japan continued to improve in the form of corporate governance reforms, but economic growth remained anemic amid weaker-than-expected corporate spending.

For the 12 months ending October 31, 2007, the fund declined 3.27%. By comparison, the Russell/Nomura Small CapTM Index fell 2.95%. The fund's underperformance relative to the index was due primarily to poor stock selection in commercial services and supplies, automobiles and components, technology hardware and equipment, retailing, and consumer durables and apparel. Conversely, my choices within capital goods and financials benefited results. Individual detractors included regional construction company Token, whose share price fell sharply as rising costs eroded its earnings. Career Design Center, a large recruiting agency, saw its share price fall after it replaced more-experienced retirees with young sales staff, reducing the company's revenues. I sold the fund's position in this stock. Rising costs fueled concerns that retailer/diversified communications company Hikari Tsushin would be unable to meet its full-year targets. I sold this position from the portfolio as well. Contributors to performance included Hitachi Construction Machinery, the fund's largest holding and Japan's second-largest manufacturer of construction and mining machinery. The company benefited from strong export demand, particularly from China. Demand for electronic-parts producer NGK Insulators' products expanded, and its share price rose significantly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan Smaller Companies

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan	95.6%
United States of America	3.4%
Bermuda	0.5%
Cayman Islands	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan	98.1%
United States of America	1.6%
Bermuda	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	98.4
Short-Term Investments and Net Other Assets	3.4	1.6
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Hitachi Construction Machinery Co. Ltd. (Machinery)	3.3	2.5
NGK Insulators Ltd. (Machinery)	3.0	1.5
Kawasaki Kisen Kaisha Ltd. (Marine)	2.5	0.0
Ibiden Co. Ltd. (Electronic Equipment & Instruments)	2.5	0.8
C. Uyemura & Co. Ltd. (Chemicals)	2.4	2.2
Itochu Corp. (Trading Companies & Distributors)	2.1	1.4
Yamada Denki Co. Ltd. (Specialty Retail)	2.1	1.6
Mitsui O.S.K. Lines Ltd. (Marine)	2.1	0.0
Daikin Industries Ltd. (Building Products)	2.1	0.0
Nippon Seiki Co. Ltd. (Auto Components)	2.0	1.6
	24.1
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	34.2	25.5
Consumer Discretionary	18.9	24.0
Information Technology	17.2	19.0
Financials	9.0	9.3
Materials	7.8	10.4
Health Care	5.8	5.3
Consumer Staples	1.9	3.9
Energy	1.8	0.6
Utilities	0.0	0.4

Annual Report

Japan Smaller Companies

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
CONSUMER DISCRETIONARY - 18.9%
Auto Components - 6.2%
F-Tech, Inc.	321,800	$ 7,653,528
Fuji Kiko Co. Ltd. (d)	538,000	1,254,440
H-One Co. Ltd.	326,700	3,766,515
Nippon Seiki Co. Ltd.	712,000	16,575,068
Nissin Kogyo Co. Ltd.	123,300	3,222,583
Toyota Boshoku Corp.	406,600	13,367,047
TS tech Co. Ltd. (d)	85,500	4,660,051
		50,499,232
Automobiles - 0.6%
Isuzu Motors Ltd.	500,000	2,493,195
Yachiyo Industry Co. Ltd.	190,600	2,447,319
		4,940,514
Diversified Consumer Services - 0.5%
Best Bridal, Inc.	1,558	4,051,175
Hotels, Restaurants & Leisure - 1.3%
Accordia Golf Co. Ltd.	1,204	1,358,235
Kappa Create Co. Ltd. (d)	232,300	4,361,652
St. Marc Holdings Co. Ltd.	31,100	1,538,929
VIA Holdings, Inc.	23,700	167,047
Zensho Co. Ltd. (d)	310,108	3,158,073
		10,583,936
Household Durables - 3.0%
Juki Corp.	809,000	6,907,398
Makita Corp.	53,900	2,597,290
Rinnai Corp. (d)	100,000	3,113,667
Token Corp. (d)	250,150	11,800,192
		24,418,547
Internet & Catalog Retail - 0.5%
DeNA Co. Ltd.	650	4,072,337
Leisure Equipment & Products - 2.7%
Namco Bandai Holdings, Inc.	353,100	5,445,156
Nikon Corp. (d)	482,000	15,471,579
Noritsu Koki Co. Ltd. (d)	46,600	958,891
Tamron Co. Ltd.	10,400	404,009
		22,279,635
Media - 1.0%
Asia Media Co. Ltd. (d)	448,000	4,153,245
cyber communications, Inc.	1,500	1,177,933
Usen Corp.	260,930	2,394,547
		7,725,725
Specialty Retail - 2.6%
I.K Co. Ltd.	38	41,204
K'S Denki Corp.	165,900	3,615,340
Village Vanguard Co. Ltd.	110	690,494
Yamada Denki Co. Ltd.	165,060	17,021,761
		21,368,799

	Shares	Value
Textiles, Apparel & Luxury Goods - 0.5%
Seiren Co. Ltd.	488,200	$ 3,844,214
TOTAL CONSUMER DISCRETIONARY		153,784,114
CONSUMER STAPLES - 1.9%
Food & Staples Retailing - 1.2%
Create SD Co. Ltd.	89,900	1,925,456
Daikokutenbussan Co. Ltd.	183,500	1,385,165
Valor Co. Ltd.	582,600	6,503,717
		9,814,338
Food Products - 0.7%
Frente Co. Ltd.	179,300	3,099,542
Hokuto Corp. (d)	134,500	2,098,384
		5,197,926
TOTAL CONSUMER STAPLES		15,012,264
ENERGY - 1.8%
Energy Equipment & Services - 1.0%
Shinko Plantech Co. Ltd.	517,000	8,166,582
Oil, Gas & Consumable Fuels - 0.8%
AOC Holdings, Inc.	414,000	6,356,705
TOTAL ENERGY		14,523,287
FINANCIALS - 9.0%
Capital Markets - 0.4%
Risa Partners, Inc. (d)	1,446	3,233,397
Commercial Banks - 3.3%
Bank of Yokohama Ltd.	1,144,000	8,119,430
Chiba Bank Ltd.	1,031,000	8,276,864
The Keiyo Bank Ltd.	1,025,000	5,292,299
Tokyo Tomin Bank Ltd. (d)	157,800	5,253,365
		26,941,958
Diversified Financial Services - 1.5%
Money Partners Co. Ltd. (d)	3,080	12,096,757
Real Estate Management & Development - 3.8%
ARDEPRO CO., Ltd. (d)	42,745	14,372,639
Daiwasystem Co. Ltd.	208,800	5,859,250
Suruga Corp.	91,100	2,126,338
Urban Corp.	489,000	8,567,694
		30,925,921
TOTAL FINANCIALS		73,198,033
HEALTH CARE - 5.8%
Health Care Equipment & Supplies - 3.9%
Hogy Medical Co. (d)	304,000	13,375,955
Nakanishi, Inc.	23,200	2,937,051
Nipro Corp.	159,000	3,034,243
Sysmex Corp. (d)	287,600	11,782,756
		31,130,005
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 0.5%
Shin Nippon Biomedical Laboratories Ltd. (d)	264,900	$ 4,047,446
Pharmaceuticals - 1.4%
Fuji Pharma Co. Ltd.	156,700	2,898,521
JCR Pharmaceuticals Co. Ltd.	18,000	67,520
Nichi-iko Pharmaceutical Co. Ltd. (d)	252,500	4,309,615
Sawai Pharmaceutical Co. Ltd. (d)	71,400	1,892,704
Towa Pharmaceutical Co. Ltd. (d)	67,500	2,358,606
		11,526,966
TOTAL HEALTH CARE		46,704,417
INDUSTRIALS - 34.2%
Air Freight & Logistics - 1.2%
Kintetsu World Express, Inc.	165,600	5,921,202
Yusen Air & Sea Service Co. Ltd. (d)	200,600	4,094,329
		10,015,531
Building Products - 2.6%
Comany, Inc.	247,200	4,103,143
Daikin Industries Ltd.	333,900	16,820,865
		20,924,008
Commercial Services & Supplies - 2.1%
Asahi Pretec Corp.	128,600	4,440,098
Benefit One, Inc.	133	127,423
China Boqi Environmental Solutions Technology (Holding) Co. Ltd. (d)	2,196	4,150,581
Intelligence Ltd. (d)	2,604	5,976,933
Nissha Printing Co. Ltd. (d)	75,800	2,184,341
		16,879,376
Electrical Equipment - 2.6%
Daihen Corp. (a)	686,000	4,804,831
Endo Lighting Corp.	99,500	536,814
FCM Co. Ltd.	16,900	760,124
Iwabuchi Corp.	40,000	213,081
Nippon Carbon Co. Ltd. (d)	1,334,000	8,418,347
Sec Carbon Ltd.	30,000	511,962
Sumitomo Electric Industries Ltd.	254,460	4,120,671
Terasaki Electric Co. Ltd.	88,000	1,750,670
		21,116,500
Machinery - 13.7%
Harmonic Drive Systems, Inc.	387	1,456,951
Hitachi Construction Machinery Co. Ltd.	659,200	27,043,373
Japan Steel Works Ltd.	305,000	4,990,126
Nabtesco Corp.	277,000	4,736,626
NGK Insulators Ltd.	684,000	24,253,788
NTN Corp.	1,239,000	11,781,359
Obara Corp.	75	1,461
Produce Co. Ltd. (a)(d)	954	3,662,873
Shima Seiki Manufacturing Ltd. (d)	268,200	13,737,735

	Shares	Value
Sumitomo Heavy Industries Ltd.	766,000	$ 10,121,697
Taiho Kogyo Co. Ltd.	446,900	6,700,760
TCM Corp.	821,000	2,969,925
		111,456,674
Marine - 5.9%
Daiichi Chuo Kisen Kaisha	237,000	1,981,031
Iino Kaiun Kaisha Ltd. (d)	604,400	8,557,291
Kawasaki Kinkai Kisen Kaisha Ltd.	17,000	105,597
Kawasaki Kisen Kaisha Ltd.	1,448,000	20,102,962
Mitsui O.S.K. Lines Ltd.	1,021,000	16,878,267
		47,625,148
Road & Rail - 0.5%
Hamakyorex Co. Ltd.	172,600	3,658,085
Sankyu, Inc.	72,000	410,914
		4,068,999
Trading Companies & Distributors - 5.6%
Itochu Corp.	1,385,000	17,505,386
JFE Shoji Holdings, Inc.	613,000	4,721,399
Marubeni Corp.	1,855,000	15,931,323
Meiji Electric Industries Co. Ltd.	12,400	106,884
Sojitz Corp.	1,605,000	7,369,108
		45,634,100
TOTAL INDUSTRIALS		277,720,336
INFORMATION TECHNOLOGY - 17.2%
Communications Equipment - 0.0%
Mitsui Knowledge Industry Co. Ltd. (d)	1,753	388,856
Electronic Equipment & Instruments - 11.0%
Ferrotec Corp.	22,100	229,337
Furuno Electric Co. Ltd.	54,500	824,364
Hamamatsu Photonics KK (d)	365,600	11,498,134
Ibiden Co. Ltd.	236,600	20,059,761
Meiko Electronics Co. Ltd. (d)	430,300	14,980,205
Murata Manufacturing Co. Ltd.	75,300	4,583,527
Nagano Keiki Co. Ltd. (d)	272,382	3,629,340
Nihon Dempa Kogyo Co. Ltd. (d)	27,400	1,368,440
Nippon Electric Glass Co. Ltd.	852,000	14,484,257
Shibaura Electronics Co. Ltd.	57,600	1,449,273
Shizuki Electric Co., Inc.	149,000	557,651
Star Micronics Co. Ltd.	298,700	9,431,886
Sunx Ltd. (d)	953,100	5,816,136
		88,912,311
Internet Software & Services - 2.2%
Telewave, Inc.	10,411	8,981,077
Yahoo! Japan Corp.	19,959	8,886,691
		17,867,768
IT Services - 1.3%
Otsuka Corp. (d)	112,000	10,735,769
Semiconductors & Semiconductor Equipment - 1.3%
Elpida Memory, Inc. (a)	10,300	355,375
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Micronics Japan Co. Ltd. (d)	281,000	$ 7,687,686
United Technology Holdings Co. Ltd.	1,293	2,636,472
		10,679,533
Software - 1.4%
AQ Interactive, Inc. (d)	670	4,369,265
Atlus Co. Ltd.	92,200	476,702
Celsys, Inc.	679	796,840
Works Applications Co. Ltd. (d)	5,447	5,754,412
		11,397,219
TOTAL INFORMATION TECHNOLOGY		139,981,456
MATERIALS - 7.8%
Chemicals - 5.2%
Adeka Corp.	165,100	1,655,046
C. Uyemura & Co. Ltd. (a)	324,600	19,745,497
Taiyo Kagaku Co. Ltd.	237,400	1,515,902
Tohcello Co. Ltd. (d)	693,500	5,058,640
Tokai Carbon Co. Ltd.	1,149,000	14,412,332
		42,387,417
Metals & Mining - 2.6%
Chuo Denki Kogyo Co. Ltd.	191,000	2,022,624
Hitachi Metals Ltd.	219,000	2,841,592
Nippon Denko Co. Ltd. (d)	1,243,000	9,371,555
Toyo Kohan Co. Ltd. (d)	778,000	4,353,023
Yamato Kogyo Co. Ltd.	51,900	2,428,025
		21,016,819
TOTAL MATERIALS		63,404,236
TOTAL COMMON STOCKS (Cost $597,130,936)		784,328,143
Money Market Funds - 12.2%

Fidelity Cash Central Fund, 4.97% (b)	19,646,714	19,646,714
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	78,985,949	78,985,949
TOTAL MONEY MARKET FUNDS (Cost $98,632,663)		98,632,663
TOTAL INVESTMENT PORTFOLIO - 108.8% (Cost $695,763,599)		882,960,806
NET OTHER ASSETS - (8.8)%		(71,307,882)
NET ASSETS - 100%		$ 811,652,924
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 936,347
Fidelity Securities Lending Cash Central Fund	1,561,832
Total	$ 2,498,179
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Career Design Center Co. Ltd.	$ 9,006,840	$ -	$ 1,875,638	$ 15,766	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $75,078,324) - See accompanying schedule: Unaffiliated issuers (cost $597,130,936)	$ 784,328,143
Fidelity Central Funds (cost $98,632,663)	98,632,663
Total Investments (cost $695,763,599)		$ 882,960,806
Foreign currency held at value (cost $11,197)		11,195
Receivable for investments sold		8,562,920
Receivable for fund shares sold		420,870
Dividends receivable		2,980,949
Distributions receivable from Fidelity Central Funds		257,444
Prepaid expenses		646
Other receivables		32,087
Total assets		895,226,917

Liabilities
Payable for investments purchased	$ 2,378,125
Payable for fund shares redeemed	1,460,203
Accrued management fee	473,990
Other affiliated payables	169,090
Other payables and accrued expenses	106,636
Collateral on securities loaned, at value	78,985,949
Total liabilities		83,573,993

Net Assets		$ 811,652,924
Net Assets consist of:
Paid in capital		$ 597,114,822
Undistributed net investment income		1,918,752
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		25,436,685
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		187,182,665
Net Assets, for 64,266,837 shares outstanding		$ 811,652,924
Net Asset Value, offering price and redemption price per share ($811,652,924 ÷ 64,266,837 shares)		$ 12.63

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends (including $15,766 received from other affiliated issuers)		$ 9,728,893
Interest		5,526
Income from Fidelity Central Funds (including $1,561,832 from security lending)		2,498,179
		12,232,598
Less foreign taxes withheld		(681,023)
Total income		11,551,575

Expenses
Management fee	$ 6,665,526
Transfer agent fees	1,939,838
Accounting and security lending fees	460,385
Custodian fees and expenses	388,456
Independent trustees' compensation	3,342
Registration fees	30,391
Audit	59,400
Miscellaneous	18,144
Total expenses before reductions	9,565,482
Expense reductions	(166,627)	9,398,855
Net investment income (loss)		2,152,720
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,783,078
Other affiliated issuers	(6,852,522)
Foreign currency transactions	(247,751)
Total net realized gain (loss)		26,682,805
Change in net unrealized appreciation (depreciation) on: Investment securities	(71,679,900)
Assets and liabilities in foreign currencies	36,937
Total change in net unrealized appreciation (depreciation)		(71,642,963)
Net gain (loss)		(44,960,158)
Net increase (decrease) in net assets resulting from operations		$ (42,807,438)
See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,152,720	$ 1,483,059
Net realized gain (loss)	26,682,805	72,603,100
Change in net unrealized appreciation (depreciation)	(71,642,963)	(136,387,455)
Net increase (decrease) in net assets resulting from operations	(42,807,438)	(62,301,296)
Distributions to shareholders from net investment income	(857,665)	(2,096,615)
Distributions to shareholders from net realized gain	(30,875,932)	(87,009,291)
Total distributions	(31,733,597)	(89,105,906)
Share transactions Proceeds from sales of shares	82,370,930	937,781,955
Reinvestment of distributions	27,705,629	81,250,595
Cost of shares redeemed	(441,231,069)	(1,059,732,471)
Net increase (decrease) in net assets resulting from share transactions	(331,154,510)	(40,699,921)
Redemption fees	109,393	2,673,266
Total increase (decrease) in net assets	(405,586,152)	(189,433,857)

Net Assets
Beginning of period	1,217,239,076	1,406,672,933
End of period (including undistributed net investment income of $1,918,752 and undistributed net investment income of $1,482,630, respectively)	$ 811,652,924	$ 1,217,239,076
Other Information Shares
Sold	6,576,733	57,660,133
Issued in reinvestment of distributions	2,141,084	5,471,421
Redeemed	(35,107,344)	(71,185,943)
Net increase (decrease)	(26,389,527)	(8,054,389)

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 13.43	$ 14.25	$ 11.58	$ 10.35	$ 6.52
Income from Investment Operations
Net investment income (loss) C	.03	.01	.03	.01	.01
Net realized and unrealized gain (loss)	(.46)	- G	2.69	1.20	3.81
Total from investment operations	(.43)	.01	2.72	1.21	3.82
Distributions from net investment income	(.01)	(.02)	(.01)	(.02)	-
Distributions from net realized gain	(.36)	(.83)	(.05)	-	-
Total distributions	(.37)	(.85)	(.06)	(.02)	-
Redemption fees added to paid in capital C	- G	.02	.01	.04	.01
Net asset value, end of period	$ 12.63	$ 13.43	$ 14.25	$ 11.58	$ 10.35
Total Return A, B	(3.27)%	(.36)%	23.69%	12.12%	58.74%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.02%	1.02%	1.04%	1.12%
Expenses net of fee waivers, if any	1.02%	1.02%	1.02%	1.04%	1.12%
Expenses net of all reductions	1.00%	1.01%	1.01%	1.04%	1.12%
Net investment income (loss)	.23%	.09%	.22%	.11%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 811,653	$ 1,217,239	$ 1,406,673	$ 1,279,091	$ 931,728
Portfolio turnover rate E	76%	98%	65%	57%	43%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Latin America Fund	70.35%	53.33%	18.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM - Latin America Index performed over the same period.

Annual Report

Latin America

Management's Discussion of Fund Performance

Comments from Brent Bottamini, Portfolio Manager of Fidelity® Latin America Fund

Emerging-markets equities continued their sparkling multiyear performance, returning 68.33% as measured by the Morgan Stanley Capital
InternationalSM (MSCI®) Emerging Markets Index during the 12-month period ending October 31, 2007. On the whole, developing markets benefited from brisk economic growth, the ongoing build-out of commercial and industrial infrastructure, and rising commodity prices.
China led the way with a superlative gain of roughly 168%, reflecting optimism about opportunities within the country's fast-growing economy.
Hong Kong surged higher for similar reasons, jumping more than 147%. Brazil, the third-largest component of the MSCI benchmark, rose 111%, fueled largely by its exports of natural resources. However, three of the four largest country weightings in the index trailed its overall return despite very strong absolute performance. South Korea - the index's biggest constituent with a weighting of about 16% on average during the period - was a prime example. It gained almost 57% but still fell about 12 percentage points shy of the MSCI Emerging Markets index. Taiwan and
Russia also trailed, despite solid returns of approximately 40% and 33%, respectively.

For the 12 months ending October 31, 2007, the fund returned 70.35%, compared with 78.51% for the MSCI Emerging Markets - Latin America Index. The fund's performance relative to the index was held back by unfavorable security selection and an underweighting in the materials sector, as well as by less-than-successful stock selection and an overweighting in the consumer discretionary area. The fund's modest cash position also dampened returns in a market that posted very strong returns. On the positive side, good stock selection in telecommunication services buoyed relative performance, as did an underweighting in electric utilities. The weakening U.S. dollar also had a favorable effect on the performance of the fund's overseas stocks. Geographically, the fund lost ground through weak stock selection in Brazil and Mexico, but was helped by strong security selection in Chile and by overweighting Brazil. Individual detractors included Brazilian airline TAM, Mexican homebuilder Corporacion Geo, and underweighting three materials stocks that performed well - Companhia Vale do Rio Doce (CVRD) from Brazil, Grupo Mexico and Southern Copper, domiciled in the United States but with operations in Peru. Brazilian online retailer Submarino - merged with Americanas.com to form B2W - Chilean iron ore and steel producer CAP, Brazilian wood-products manufacturer Duratex, and an underweighting in Mexican cement producer Cemex contributed.

Note to shareholders: Fidelity Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2007, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Latin America

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Brazil	66.5%
Mexico	21.8%
Chile	4.0%
United States of America	2.5%
Bermuda	1.8%
Luxembourg	1.0%
Colombia	1.0%
Argentina	0.7%
Panama	0.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Brazil	58.2%
Mexico	29.3%
Chile	7.4%
United States of America	2.6%
Luxembourg	0.9%
Bermuda	0.5%
Panama	0.4%
United Kingdom	0.4%
Argentina	0.2%
Other	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	98.0
Short-Term Investments and Net Other Assets	1.4	2.0
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Companhia Vale do Rio Doce (PN-A) (Brazil, Metals & Mining)	9.0	7.0
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	9.0	6.4
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	9.0	11.9
Petroleo Brasileiro SA - Petrobras (ON) (Brazil, Oil, Gas & Consumable Fuels)	6.9	4.8
Companhia Vale do Rio Doce sponsored ADR (Brazil, Metals & Mining)	6.3	4.8
Banco Bradesco SA (PN) (Brazil, Commercial Banks)	4.8	4.4
Uniao de Bancos Brasileiros SA (Unibanco) (Brazil, Commercial Banks)	3.6	4.4
Banco Itau Holding Financeira SA (non-vtg.) (Brazil, Commercial Banks)	2.9	4.5
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.) (Brazil, Metals & Mining)	2.4	1.7
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	2.2	1.8
	56.1
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	26.9	24.1
Financials	17.0	15.4
Energy	16.9	11.6
Telecommunication Services	13.2	15.6
Consumer Discretionary	8.2	8.7
Industrials	6.6	8.1
Consumer Staples	5.8	8.1
Utilities	2.6	4.6
Information Technology	0.8	0.8
Health Care	0.6	1.0

Annual Report

Latin America

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
Argentina - 0.7%
Banco Patagonia SA unit	411,100	$ 9,979,887
Grupo Clarin SA GDR (a)(f)	769,300	15,386,000
Telecom Argentina SA Class B sponsored ADR (a)	874,200	20,989,542
TOTAL ARGENTINA		46,355,429
Bermuda - 1.8%
Credicorp Ltd. (NY Shares)	686,100	50,997,813
Dufry South America Ltd. unit	1,898,805	55,435,316
Laep Investments Ltd. unit (a)	1,229,848	5,047,061
TOTAL BERMUDA		111,480,190
Brazil - 63.6%
Acucar Guarani SA	1,897,700	11,089,386
AES Tiete SA (PN) (non-vtg.)	549,900,000	19,293,064
All America Latina Logistica SA unit	3,523,200	55,797,746
Amil Participacoes SA (a)	1,042,800	9,824,658
B2W Companhia Global Do Varejo	1,068,000	57,656,320
Banco ABC Brasil SA	2,247,224	20,132,924
Banco Bradesco SA:
(PN)	2,403,608	81,690,163
(PN) sponsored ADR (e)	6,406,000	218,764,900
Banco Daycoval SA (PN)	2,189,700	25,819,247
Banco do Brasil SA	1,702,800	30,845,473
Banco do Estado do Rio Grande do Sul SA (a)(f)	2,281,569	15,495,310
Banco Indusval SA (f)	560,088	8,190,409
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	2,027,200	57,876,560
Bovespa Holding SA (a)	134,000	2,552,049
Brasil Telecom Participacoes SA sponsored ADR	911,200	67,784,168
Companhia Brasileira (a)(f)	19,000	10,103,462
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	1,702,926	139,146,083
sponsored ADR	66,745	5,339,600
Companhia de Saneamento de Minas Gerais	1,514,300	28,446,188
Companhia Providencia Industria e Comercio	2,096,500	16,116,670
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (e)	1,020,100	81,505,990
Companhia Vale do Rio Doce:
(PN-A) sponsored ADR	16,161,900	510,231,183
sponsored ADR	10,376,800	390,997,824
Construtora Tenda SA	2,299,600	11,563,794
Duratex SA (PN)	2,353,600	78,752,618
Eletropaulo Metropolitana SA (PN-B)	343,540,000	26,508,635
Gafisa SA (a)	877,600	15,775,597
Gafisa SA ADR (a)(e)	349,300	12,456,038
GVT Holding SA	3,037,300	66,711,404

	Shares	Value
Inpar SA	980,000	$ 11,730,998
Localiza Rent a Car SA	1,302,499	15,425,816
MRV Engenharia e Participacoes SA	1,073,700	22,335,393
Multiplan Empreendimentos Imobiliarios SA	1,734,900	25,340,109
Net Servicos de Comunicacao SA:
sponsored ADR (a)	167,000	2,685,360
(PN) (a)	3,460,400	55,563,211
Petroleo Brasileiro SA - Petrobras:
(ON)	185,400	8,851,535
(PN) (non-vtg.)	3,538,780	147,577,005
(PN) sponsored ADR (non-vtg.)	4,930,400	410,159,976
sponsored ADR (e)	4,401,160	420,882,931
Profarma Distribuidora de Produtos Farmaceuticos SA	1,142,000	22,112,595
Sao Carlos Empreen E Part SA (a)	1,017,600	12,204,612
Satipel Industrial SA	1,187,200	8,906,916
SEB - Sistema Educacional Brasileiro SA unit (a)	322,300	5,540,259
Sul America SA unit	342,500	6,190,379
TAM SA:
(PN) (ltd.-vtg.)	1,098,300	32,369,410
(PN) sponsored ADR (ltd. vtg.) (e)	398,700	11,761,650
Tegma Gestao Logistica	1,994,000	34,230,276
Terna Participacoes SA unit	1,590,200	30,340,733
TIM Participacoes SA	1,633,200	7,608,573
TIM Participacoes SA sponsored ADR (non-vtg.) (e)	571,600	26,522,240
Totvs SA	1,260,800	47,368,360
Tractebel Energia SA	1,957,400	27,334,133
Uniao de Bancos Brasileiros SA (Unibanco):
unit	431,200	6,824,031
GDR	1,366,500	215,961,660
Usinas Siderurgicas de Minas Gerais SA - Usiminas	266,800	22,391,399
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	1,888,300	148,097,467
Votorantim Celulose e Papel SA:
(PN) (non-vtg.)	96,565	3,038,552
sponsored ADR (non-vtg.) (e)	2,965,050	92,954,318
TOTAL BRAZIL		3,958,777,360
Chile - 4.0%
CAP SA	3,234,656	104,244,232
Inversiones Aguas Metropolitanas SA ADR (f)	1,319,610	32,672,231
Lan Airlines SA sponsored ADR (e)	5,258,200	87,496,448
Masisa SA	65,781,698	15,752,900
Vina Concha y Toro SA sponsored ADR	210,150	10,913,090
TOTAL CHILE		251,078,901
Common Stocks - continued
	Shares	Value
Colombia - 1.0%
Almacenes Exito SA unit (f)	3,111,600	$ 24,033,129
BanColombia SA sponsored ADR	1,014,200	37,271,850
TOTAL COLOMBIA		61,304,979
Luxembourg - 1.0%
Tenaris SA sponsored ADR (e)	1,183,300	63,661,540
Mexico - 21.8%
Alsea SAB de CV	21,912,900	32,643,844
America Movil SAB de CV Series L sponsored ADR	8,518,800	557,044,333
Axtel SAB de CV unit (a)	18,160,142	45,997,470
Banco Compartamos SA de CV	5,618,800	28,990,600
Cemex SA de CV sponsored ADR (a)	3,188,518	97,791,847
Corporacion Geo SA de CV Series B (a)	15,090,200	55,633,770
Desarrolladora Homex Sab de CV (a)	795,000	7,512,369
Desarrolladora Homex Sab de CV sponsored ADR (a)	277,700	15,692,827
Empresas ICA Sociedad Controladora SA de CV (a)	1,070,600	7,520,453
Fomento Economico Mexicano SA de CV sponsored ADR	3,130,995	111,494,732
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	853,600	44,771,320
Grupo Aeroportuario Norte Sab de CV ADR	314,300	9,595,579
Grupo Mexico SA de CV Series B	4,283,082	38,974,367
Grupo Televisa SA de CV	1,507,400	7,518,758
Grupo Televisa SA de CV (CPO) sponsored ADR	5,223,700	129,808,945
Industrias Penoles SA de CV	2,247,800	53,349,350
Maxcom Telecomunicaciones SA de CV ADR (a)	327,300	5,681,928
Urbi, Desarrollos Urbanos, SA de CV (a)	12,521,900	48,385,247
Wal-Mart de Mexico SA de CV Series V	13,924,116	56,559,618
TOTAL MEXICO		1,354,967,357
Panama - 0.7%
Copa Holdings SA Class A	577,500	21,835,275
Intergroup Financial Services Corp.	917,903	16,063,303
Intergroup Financial Services Corp. (f)	249,320	4,363,100
TOTAL PANAMA		42,261,678
United States of America - 1.1%
NII Holdings, Inc. (a)	342,100	19,841,800
Southern Copper Corp.	327,259	45,718,082
TOTAL UNITED STATES OF AMERICA		65,559,882
TOTAL COMMON STOCKS (Cost $3,050,873,711)		5,955,447,316
Nonconvertible Preferred Stocks - 2.9%
	Shares	Value
Brazil - 2.9%
Banco Itau Holding Financeira SA (PN) (non-vtg.)	4,226,480	$ 119,946,921
Brasil Telecom Participacoes SA (PN)	379,300	5,667,248
Companhia Vale do Rio Doce (PN-A)	1,661,000	52,419,282
Empresa Nacional de Comercio Redito e Participacoes SA (PN) 0.00% (a)	11,465	205,430
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $44,918,128)		178,238,881
Convertible Bonds - 0.0%
Principal Amount (d)
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 2.3% 6/1/13 (g) (Cost $958,433)	BRL	15,278	1,147,991
Money Market Funds - 4.2%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	74,790,051	74,790,051
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	184,690,850	184,690,850
TOTAL MONEY MARKET FUNDS (Cost $259,480,901)		259,480,901
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $3,356,231,173)		6,394,315,089
NET OTHER ASSETS - (2.8)%		(174,624,799)
NET ASSETS - 100%		$ 6,219,690,290
Currency Abbreviations
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $110,243,641 or 1.8% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,147,991 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Companhia de Saneamento de Minas Gerais 2.3% 6/1/13	8/20/07	$ 958,433
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,871,435
Fidelity Securities Lending Cash Central Fund	1,016,365
Total	$ 5,887,800

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $186,305,565) - See accompanying schedule: Unaffiliated issuers (cost $3,096,750,272)	$ 6,134,834,188
Fidelity Central Funds (cost $259,480,901)	259,480,901
Total Investments (cost $3,356,231,173)		$ 6,394,315,089
Foreign currency held at value (cost $3,030,434)		3,041,503
Receivable for investments sold		29,814,150
Receivable for fund shares sold		19,909,358
Dividends receivable		17,512,979
Distributions receivable from Fidelity Central Funds		397,843
Prepaid expenses		13,188
Other receivables		304,233
Total assets		6,465,308,343

Liabilities
Payable to custodian bank	$ 57,600
Payable for investments purchased	45,460,790
Payable for fund shares redeemed	10,389,867
Accrued management fee	3,426,808
Other affiliated payables	946,979
Other payables and accrued expenses	645,159
Collateral on securities loaned, at value	184,690,850
Total liabilities		245,618,053

Net Assets		$ 6,219,690,290
Net Assets consist of:
Paid in capital		$ 2,991,184,724
Undistributed net investment income		45,170,603
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		145,184,700
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,038,150,263
Net Assets, for 91,607,193 shares outstanding		$ 6,219,690,290
Net Asset Value, offering price and redemption price per share ($6,219,690,290 ÷ 91,607,193 shares)		$ 67.90

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 105,704,969
Interest		59,261
Income from Fidelity Central Funds (including $1,016,365 from security lending)		5,887,800
		111,652,030
Less foreign taxes withheld		(10,838,610)
Total income		100,813,420

Expenses
Management fee	$ 30,750,559
Transfer agent fees	8,418,508
Accounting and security lending fees	1,546,949
Custodian fees and expenses	2,224,593
Independent trustees' compensation	14,915
Registration fees	231,770
Audit	98,603
Legal	30,602
Interest	65,890
Miscellaneous	118,017
Total expenses before reductions	43,500,406
Expense reductions	(667,648)	42,832,758
Net investment income (loss)		57,980,662
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	189,262,602
Foreign currency transactions	(2,613,196)
Total net realized gain (loss)		186,649,406
Change in net unrealized appreciation (depreciation) on: Investment securities	2,089,300,884
Assets and liabilities in foreign currencies	52,779
Total change in net unrealized appreciation (depreciation)		2,089,353,663
Net gain (loss)		2,276,003,069
Net increase (decrease) in net assets resulting from operations		$ 2,333,983,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 57,980,662	$ 57,985,237
Net realized gain (loss)	186,649,406	36,588,919
Change in net unrealized appreciation (depreciation)	2,089,353,663	585,339,744
Net increase (decrease) in net assets resulting from operations	2,333,983,731	679,913,900
Distributions to shareholders from net investment income	(48,023,908)	(25,559,551)
Distributions to shareholders from net realized gain	(60,491,350)	(20,858,777)
Total distributions	(108,515,258)	(46,418,328)
Share transactions Proceeds from sales of shares	2,669,988,018	2,691,422,984
Reinvestment of distributions	105,191,757	44,620,920
Cost of shares redeemed	(1,907,140,342)	(1,635,956,243)
Net increase (decrease) in net assets resulting from share transactions	868,039,433	1,100,087,661
Redemption fees	3,709,798	4,806,595
Total increase (decrease) in net assets	3,097,217,704	1,738,389,828

Net Assets
Beginning of period	3,122,472,586	1,384,082,758
End of period (including undistributed net investment income of $45,170,603 and undistributed net investment income of $48,654,473, respectively)	$ 6,219,690,290	$ 3,122,472,586
Other Information Shares
Sold	51,731,157	73,372,373
Issued in reinvestment of distributions	2,427,062	1,389,117
Redeemed	(38,465,997)	(45,918,289)
Net increase (decrease)	15,692,222	28,843,201

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 41.13	$ 29.40	$ 18.10	$ 13.38	$ 8.92
Income from Investment Operations
Net investment income (loss) C	.68	.82	.57	.40	.20
Net realized and unrealized gain (loss)	27.43	11.68	10.98	4.53	4.42
Total from investment operations	28.11	12.50	11.55	4.93	4.62
Distributions from net investment income	(.61)	(.46)	(.30)	(.23)	(.17)
Distributions from net realized gain	(.77)	(.38)	-	-	-
Total distributions	(1.38)	(.84)	(.30)	(.23)	(.17)
Redemption fees added to paid in capital C	.04	.07	.05	.02	.01
Net asset value, end of period	$ 67.90	$ 41.13	$ 29.40	$ 18.10	$ 13.38
Total Return A, B	70.35%	43.57%	64.94%	37.47%	52.83%
Ratios to Average Net Assets D, F
Expenses before reductions	1.00%	1.05%	1.10%	1.19%	1.31%
Expenses net of fee waivers, if any	1.00%	1.05%	1.10%	1.19%	1.31%
Expenses net of all reductions	.98%	1.02%	1.04%	1.16%	1.31%
Net investment income (loss)	1.33%	2.23%	2.38%	2.56%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,219,690	$ 3,122,473	$ 1,384,083	$ 357,335	$ 219,519
Portfolio turnover rate E	52%	60%	40%	25%	28%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Nordic Fund	47.38%	31.54%	15.60%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the FTSE World Nordic Index performed over the same period.

Annual Report

Nordic

Management's Discussion of Fund Performance

Comments from Trygve Toraasen, Portfolio Manager of Fidelity® Nordic Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

Fidelity Nordic Fund returned 47.38% during the past 12 months, while the Financial Times Stock Exchange (FTSE) World Nordic Index gained 44.61% in a period of strong growth throughout the region. I emphasized attractively priced companies with interesting long-term growth prospects. While this positioning did not help in the first half of the period when highly cyclical stocks outperformed, it proved more successful during the second half of the period. Stock selection in industrials, financials and materials were particularly successful, while my positioning in health care tended to hold back results. Also affecting results were currency movements that added to the returns of U.S. investors. As in the past, the region's two giant telecommunications companies, Nokia and Ericsson, had a major impact on results. The largest component of the FTSE index, Nokia, posted solid results on the strength of its improving wireless handset sales. However, for risk control reasons, I kept it underweighted. As a consequence, it was the biggest contributor to absolute results but the largest detractor from results relative to the index. Conversely, Ericsson struggled, though its underweighted position made it a significant contributor to relative performance. Major contributors for the 12 months included ABB, a Swiss global construction and engineering company not included in the index; Nokian Tyres of Finland; and Norway's Yara International, a major fertilizer manufacturer. Holding back results were my underweightings of truck manufacturer Volvo and steel maker SSAB Svenskt, both of Sweden. Another Swedish company, health care equipment company Elekta, underperformed as well, further dampening relative performance.

Notes to shareholders: The proposal to merge Fidelity Nordic Fund into Fidelity Europe Fund was not approved by shareholders at the shareholder meeting on June 20, 2007. The in-favor votes failed to exceed the 66.67% threshold required to approve the merger. Nordic Fund, which had been closed to new investors pending shareholder consideration of the merger proposal, was reopened on June 21, 2007.

Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2007, the fund did not have more than 20% of its assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Nordic

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Sweden	51.4%
Finland	19.9%
Norway	18.8%
Denmark	9.2%
United States of America	0.6%
Iceland	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Sweden	53.0%
Norway	22.7%
Finland	13.8%
Denmark	6.3%
Iceland	1.5%
United States of America	0.9%
Estonia	0.8%
Canada	0.4%
Liberia	0.4%
Other	0.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.4	99.1
Short-Term Investments and Net Other Assets	0.6	0.9
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. (Finland, Communications Equipment)	15.7	9.2
Nordea Bank AB (Sweden, Commercial Banks)	4.8	5.1
Scania AB (B Shares) (Sweden, Machinery)	4.2	3.1
StatoilHydro ASA (Norway, Oil, Gas & Consumable Fuels)	3.9	0.0
ABB Ltd. (Sweden) (Sweden, Electrical Equipment)	3.8	3.0
Novo Nordisk AS Series B (Denmark, Pharmaceuticals)	3.6	0.8
Elekta AB (B Shares) (Sweden, Health Care Equipment & Supplies)	3.2	1.0
H&M Hennes & Mauritz AB (B Shares) (Sweden, Specialty Retail)	2.9	3.6
Hexagon AB (B Shares) (Sweden, Machinery)	2.8	1.1
Norsk Hydro ASA (Norway, Metals & Mining)	2.7	3.2
	47.6
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	33.5	24.2
Information Technology	18.0	17.0
Financials	10.7	22.8
Consumer Discretionary	9.7	11.9
Health Care	8.1	3.1
Telecommunication Services	7.2	5.9
Materials	6.9	4.3
Energy	5.3	7.8
Consumer Staples	0.0	1.6
Utilities	0.0	0.5

Annual Report

Nordic

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Denmark - 9.2%
Coloplast AS Series B	66,950	$ 6,480,732
FLS Industries	109,550	11,882,033
Novo Nordisk AS Series B	287,895	35,702,528
Novozymes AS Series B	49,900	5,431,662
Rockwool International AS Series B	47,700	15,214,971
Vestas Wind Systems AS (a)	198,200	17,683,185
TOTAL DENMARK		92,395,111
Finland - 19.9%
Metso Corp.	266,000	16,170,578
Nokia Corp.	3,937,250	156,387,572
Nokian Tyres Ltd.	691,130	26,034,038
TOTAL FINLAND		198,592,188
Iceland - 0.1%
Ossur hf (a)	689,370	1,200,913
Norway - 18.8%
Aker ASA (A Shares)	57,140	4,120,596
Aker Kvaerner ASA	155,000	5,401,099
Awilco Offshore ASA (a)(d)	294,500	3,665,816
Blom ASA (a)	499,000	6,601,882
Norsk Hydro ASA	1,823,790	26,809,713
Northern Logistic Property ASA	303,200	2,655,437
Norwegian Air Shuttle AS (a)(d)	534,421	16,033,128
Orkla ASA (A Shares)	879,950	16,347,902
Pronova BioPharma ASA	1,100,000	5,062,890
Renewable Energy Corp. AS (a)(d)	103,600	5,279,903
Schibsted ASA (B Shares)	88,600	5,035,498
StatoilHydro ASA	1,155,946	39,116,704
Telenor ASA	1,114,000	26,141,867
Yara International ASA	654,000	25,317,898
TOTAL NORWAY		187,590,333
Sweden - 51.4%
AB Volvo (B Shares)	1,001,000	19,496,164
ABB Ltd. (Sweden)	1,275,000	38,327,759
Alfa Laval AB	249,000	19,712,296
Assa Abloy AB (B Shares)	675,002	14,129,493
Atlas Copco AB (B Shares)	797,800	12,430,801
Bergman & Beving AB (B Shares)	57,600	1,903,758
Elekta AB (B Shares)	1,635,100	31,524,651
H&M Hennes & Mauritz AB (B Shares)	431,340	28,716,399
Hexagon AB (B Shares)	1,160,975	27,956,589
Intrum Justitia AB	108,600	1,734,865
Investment AB Kinnevik	676,600	16,771,906
Modern Times Group MTG AB (B Shares)	328,100	23,056,722
NeoNet AB	1,068,900	7,402,180
Nordea Bank AB	2,674,500	47,817,934

	Shares	Value
Orexo AB (a)(d)	107,800	$ 1,247,027
Ratos AB (B Shares)	76,200	2,236,679
RNB Retail & Brands AB	1,204,250	13,883,346
Sandvik AB	1,277,000	24,118,041
Scania AB (B Shares)	1,546,800	42,238,017
Skandinaviska Enskilda Banken AB (A Shares)	663,400	20,307,897
Skanska AB (B Shares)	658,400	13,004,792
SKF AB (B Shares)	722,300	14,011,171
SSAB Svenskt Stal AB (A Shares)	371,400	12,041,456
Swedbank AB (A Shares)	315,400	9,830,419
TELE2 AB (B Shares)	884,550	20,812,941
Telefonaktiebolaget LM Ericsson (B Shares)	7,488,000	22,501,440
TeliaSonera AB	2,569,500	25,275,428
TOTAL SWEDEN		512,490,171
TOTAL COMMON STOCKS (Cost $757,680,095)		992,268,716
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 4.97% (b)	14,968,507	14,968,507
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	5,768,738	5,768,738
TOTAL MONEY MARKET FUNDS (Cost $20,737,245)		20,737,245
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $778,417,340)		1,013,005,961
NET OTHER ASSETS - (1.5)%		(15,280,011)
NET ASSETS - 100%		$ 997,725,950
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 704,137
Fidelity Securities Lending Cash Central Fund	972,393
Total	$ 1,676,530

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $5,520,966) - See accompanying schedule: Unaffiliated issuers (cost $757,680,095)	$ 992,268,716
Fidelity Central Funds (cost $20,737,245)	20,737,245
Total Investments (cost $778,417,340)		$ 1,013,005,961
Receivable for investments sold		11,805,159
Receivable for fund shares sold		4,614,064
Dividends receivable		150,539
Distributions receivable from Fidelity Central Funds		77,554
Prepaid expenses		143
Other receivables		28,235
Total assets		1,029,681,655

Liabilities
Payable for investments purchased	$ 23,055,548
Payable for fund shares redeemed	2,248,902
Accrued management fee	558,132
Other affiliated payables	201,906
Other payables and accrued expenses	122,479
Collateral on securities loaned, at value	5,768,738
Total liabilities		31,955,705

Net Assets		$ 997,725,950
Net Assets consist of:
Paid in capital		$ 678,884,615
Undistributed net investment income		36,941,058
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		47,295,092
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		234,605,185
Net Assets, for 18,894,484 shares outstanding		$ 997,725,950
Net Asset Value, offering price and redemption price per share ($997,725,950 ÷ 18,894,484 shares)		$ 52.81

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 19,967,627
Special dividends		25,091,231
Interest		8
Income from Fidelity Central Funds (including $972,393 from security lending)		1,676,530
		46,735,396
Less foreign taxes withheld		(2,635,245)
Total income		44,100,151

Expenses
Management fee	$ 4,858,539
Transfer agent fees	1,607,995
Accounting and security lending fees	337,151
Custodian fees and expenses	254,858
Independent trustees' compensation	2,149
Registration fees	94,249
Audit	57,833
Legal	37,386
Interest	16,310
Miscellaneous	27,044
Total expenses before reductions	7,293,514
Expense reductions	(163,190)	7,130,324
Net investment income (loss)		36,969,827
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,208,750
Foreign currency transactions	(522,566)
Total net realized gain (loss)		47,686,184
Change in net unrealized appreciation (depreciation) on: Investment securities	167,099,316
Assets and liabilities in foreign currencies	15,267
Total change in net unrealized appreciation (depreciation)		167,114,583
Net gain (loss)		214,800,767
Net increase (decrease) in net assets resulting from operations		$ 251,770,594

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 36,969,827	$ 3,999,365
Net realized gain (loss)	47,686,184	7,924,426
Change in net unrealized appreciation (depreciation)	167,114,583	41,900,739
Net increase (decrease) in net assets resulting from operations	251,770,594	53,824,530
Distributions to shareholders from net investment income	(3,011,989)	(2,048,598)
Distributions to shareholders from net realized gain	(5,296,944)	(14,574,214)
Total distributions	(8,308,933)	(16,622,812)
Share transactions Proceeds from sales of shares	678,676,171	241,880,689
Reinvestment of distributions	8,060,493	16,097,675
Cost of shares redeemed	(281,558,904)	(135,218,842)
Net increase (decrease) in net assets resulting from share transactions	405,177,760	122,759,522
Redemption fees	604,174	509,855
Total increase (decrease) in net assets	649,243,595	160,471,095

Net Assets
Beginning of period	348,482,355	188,011,260
End of period (including undistributed net investment income of $36,941,058 and undistributed net investment income of $3,970,778, respectively)	$ 997,725,950	$ 348,482,355
Other Information Shares
Sold	15,469,184	7,006,522
Issued in reinvestment of distributions	210,073	544,945
Redeemed	(6,310,586)	(4,105,858)
Net increase (decrease)	9,368,671	3,445,609

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 36.58	$ 30.92	$ 24.44	$ 19.49	$ 15.36
Income from Investment Operations
Net investment income (loss) C	2.39 F	.50	.55	.26	.11
Net realized and unrealized gain (loss)	14.60	7.94	6.12	4.80	4.14
Total from investment operations	16.99	8.44	6.67	5.06	4.25
Distributions from net investment income	(.29)	(.35)	(.22)	(.15)	(.12)
Distributions from net realized gain	(.51)	(2.49)	-	-	-
Total distributions	(.80)	(2.84)	(.22)	(.15)	(.12)
Redemption fees added to paid in capital C	.04	.06	.03	.04	- H
Net asset value, end of period	$ 52.81	$ 36.58	$ 30.92	$ 24.44	$ 19.49
Total Return A, B	47.38%	29.68%	27.56%	26.31%	27.87%
Ratios to Average Net Assets D, G
Expenses before reductions	1.06%	1.14%	1.17%	1.28%	1.43%
Expenses net of fee waivers, if any	1.06%	1.14%	1.17%	1.28%	1.43%
Expenses net of all reductions	1.03%	1.10%	1.13%	1.24%	1.40%
Net investment income (loss)	5.37% F	1.49%	1.89%	1.16%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 997,726	$ 348,482	$ 188,011	$ 116,493	$ 81,337
Portfolio turnover rate E	62%	67%	76%	90%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $1.62 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.72%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin Fund	48.86%	27.23%	13.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the MSCI All Country Pacific Index performed over the same period.

Annual Report

Pacific Basin

Management's Discussion of Fund Performance

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Pacific Basin Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

During the past year, the fund's return was 48.86%, topping the 30.42% return of the MSCI All Country Pacific index. Versus the index, performance benefited from stock selection and an overweighting in industrials, as well as from stock picking in information technology and consumer discretionary, among other sectors, and an overweighting in technology. Among countries, my picks in South Korea, Hong Kong, Singapore, India, Malaysia and Taiwan fared well, while overweighting China and underweighting Japan proved timely. Out-of-index holding China State Construction International Holdings, a Hong Kong construction and engineering play, benefited from a reasonable valuation to start the period and continued strong growth in its order book. Other contributors were South Korea-based Internet search portal NHN; Cosco, a Singapore-based ship repair company; and Korea's Doosan Heavy Industries & Construction. Not owning Japan's largest bank, Mitsubishi UFJ Financial Group, helped as well, as this major index component's price fell due to disappointing earnings growth. Conversely, both stock selection and an underweighting in materials hurt our results. At the stock level, performance suffered due to underweighting Australian metals and mining company BHP Billiton - a position I liquidated during the period - along with not owning wireless services provider and index component China Mobile. Meanwhile, Misawa Homes, an out-of benchmark position, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pacific Basin

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan	24.8%
Australia	12.5%
Korea (South)	10.6%
Hong Kong	10.5%
Singapore	8.4%
China	6.2%
Cayman Islands	4.4%
Taiwan	4.0%
India	3.9%
Other	14.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan	29.6%
Australia	13.6%
Korea (South)	11.8%
Singapore	8.7%
Hong Kong	7.4%
China	5.0%
India	4.1%
Taiwan	4.1%
Malaysia	3.9%
Other	11.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.7	99.1
Short-Term Investments and Net Other Assets	1.3	0.9
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
China State Construction International Holdings Ltd. (Hong Kong, Construction & Engineering)	1.9	1.0
Keppel Corp. Ltd. (Singapore, Industrial Conglomerates)	1.6	1.3
Goodpack Ltd. (Singapore, Air Freight & Logistics)	1.4	0.4
Toyota Motor Corp. (Japan, Automobiles)	1.3	2.4
NHN Corp. (Korea (South), Internet Software & Services)	1.3	1.0
Nintendo Co. Ltd. (Japan, Software)	1.2	1.0
Commonwealth Bank of Australia (Australia, Commercial Banks)	1.1	0.0
CSL Ltd. (Australia, Biotechnology)	1.1	1.0
Hang Lung Properties Ltd. (Hong Kong, Real Estate Management & Development)	1.1	0.8
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	1.1	0.6
	13.1
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	23.7	20.5
Consumer Discretionary	19.6	19.1
Information Technology	16.5	16.9
Financials	15.3	22.2
Materials	6.6	4.9
Energy	5.0	2.5
Consumer Staples	4.7	6.4
Health Care	4.5	4.4
Telecommunication Services	2.0	1.1
Utilities	0.8	1.1

Annual Report

Pacific Basin

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 12.5%
Ausenco Ltd.	503,500	$ 7,108,951
Austal Ltd.	1,132,945	3,404,490
Babcock & Brown Ltd.	283,201	8,200,216
Billabong International Ltd. (d)	271,443	3,833,412
Brambles Ltd.	298,898	3,978,640
Cochlear Ltd.	90,585	5,824,804
Commonwealth Bank of Australia	253,090	14,576,511
CSL Ltd.	400,172	13,604,287
Gunns Ltd.	1,832,474	6,459,859
HFA Holdings Ltd.	1,422,475	3,428,120
Incitec Pivot Ltd.	103,709	8,613,783
Iress Market Technology Ltd.	608,632	4,706,941
Macquarie Airports unit	1,135,340	4,665,879
Macquarie Bank Ltd.	71,772	5,732,133
Macquarie Infrastructure Group unit	1,250,875	3,713,112
QBE Insurance Group Ltd.	246,479	7,542,890
Reverse Corp. Ltd.	533,839	2,312,454
Rio Tinto Ltd. (d)	90,218	9,364,563
Seek Ltd.	804,568	7,041,379
Sunland Group Ltd.	1,031,338	4,416,657
United Group Ltd.	612,476	12,258,586
WildHorse Energy Ltd. (d)	1,232,928	2,695,657
WorleyParsons Ltd.	233,088	10,536,296
Wotif.com Holdings Ltd.	859,373	4,835,398
TOTAL AUSTRALIA		158,855,018
Bermuda - 3.2%
Asia Media Co. Ltd. (d)	547,500	5,075,673
DVN Holdings Ltd. (a)	10,409,000	1,746,709
Huabao International Holdings Ltd.	4,475,000	4,266,572
Mingyuan Medicare Development Co. Ltd. (d)	23,450,000	3,594,686
Noble Group Ltd.	3,643,000	6,001,569
Peace Mark Holdings Ltd.	3,985,750	6,566,848
Ports Design Ltd.	1,451,500	5,479,721
Samling Global Ltd.	3,576,000	1,228,891
Sinofert Holdings Ltd. (d)	5,452,600	5,143,274
Sinolink Worldwide Holdings Ltd.	5,634,000	1,914,080
TOTAL BERMUDA		41,018,023
Cayman Islands - 4.4%
Alibaba.com Ltd. (a)	51,000	164,509
Chaoda Modern Agriculture (Holdings) Ltd.	4,882,000	4,455,466
China Boqi Environmental Solutions Technology (Holding) Co. Ltd.	1,117	2,111,202
China Medical Technologies, Inc. sponsored ADR (d)	55,200	2,575,080
Ctrip.com International Ltd. sponsored ADR	120,310	6,780,672
Hembly International Holdings Ltd.	5,170,000	3,045,223
Kingboard Chemical Holdings Ltd.	808,900	5,313,025
Kingdee International Software Group Co. Ltd.	2,468,232	1,860,497

	Shares	Value
Lee & Man Paper Manufacturing Ltd.	1,128,000	$ 4,512,387
Longtop Financial Technologies Ltd. ADR (a)	1,500	42,600
New Oriental Education & Technology Group, Inc. sponsored ADR	108,100	9,677,112
Samson Holding Ltd.	2,615,000	797,951
SinoCom Software Group Ltd.	18,138,000	4,211,596
Wuxi Pharmatech Cayman, Inc. Sponsored ADR (d)	219,100	8,433,159
Xinao Gas Holdings Ltd.	562,000	1,069,670
TOTAL CAYMAN ISLANDS		55,050,149
China - 6.2%
51job, Inc. sponsored ADR (a)	32,917	733,720
AMVIG Holdings Ltd.	3,812,000	5,323,126
Anhui Conch Cement Co. Ltd. (H Shares)	204,000	2,037,527
Baidu.com, Inc. sponsored ADR (a)	16,596	6,347,804
BYD Co. Ltd. (H Shares)	453,000	4,271,706
China Coal Energy Co. Ltd. (H Shares)	895,000	3,036,775
China Hongxing Sports Ltd.	1,636,000	1,467,054
China Oilfield Services Ltd. (H Shares)	2,650,000	6,489,460
China Shenhua Energy Co. Ltd. (H Shares)	1,127,000	7,262,705
China Shipping Development Co. Ltd. (H Shares)	1,206,000	4,120,753
Chitaly Holdings Ltd.	8,165,308	1,668,879
Jiangsu Expressway Co. Ltd. (H Shares)	4,840,013	5,599,265
Li Ning Co. Ltd.	2,142,000	8,049,847
Minth Group Ltd.	1,784,000	2,723,698
Sina Corp. (a)	78,849	4,520,413
Tencent Holdings Ltd.	648,000	5,554,905
Weichai Power Co. Ltd. (H Shares)	398,000	4,099,045
Xinjiang Xinxin Mining Industry Co. Ltd. Class H	30,000	55,507
Yantai Changyu Pioneer Wine Co. (B Shares)	669,000	4,985,349
TOTAL CHINA		78,347,538
Hong Kong - 10.5%
Bank of East Asia Ltd.	759,228	5,165,729
Cafe de Coral Holdings Ltd.	1,308,789	2,646,211
China Insurance International Holdings Co. Ltd. (a)	1,530,000	4,994,751
China Overseas Land & Investment Ltd.	1,327,750	3,178,065
China Overseas Land & Investment Ltd. warrants 8/27/08 (a)	110,145	91,665
China Resources Enterprise Ltd.	890,000	3,903,836
China State Construction International Holdings Ltd.	11,324,688	23,721,417
China Unicom Ltd.	4,356,000	10,680,912
Esprit Holdings Ltd.	487,500	8,141,786
Far East Consortium International Ltd.	9,270,648	4,337,244
Galaxy Entertainment Group Ltd. (a)	1,348,000	1,472,112
Golden Meditech Co. Ltd.	7,376,000	3,465,571
Hang Lung Properties Ltd.	2,760,000	13,278,428
Hong Kong Exchanges & Clearing Ltd.	234,500	7,828,089
Common Stocks - continued
	Shares	Value
Hong Kong - continued
IPE Group Ltd.	18,870,000	$ 2,604,637
Li & Fung Ltd.	1,378,539	6,541,570
PYI Corp. Ltd.	9,444,215	4,315,095
REXCAPITAL Financial Holdings Ltd. (a)	34,236,967	7,123,076
Shanghai Industrial Holdings Ltd. (H Shares)	1,094,000	6,453,900
Television Broadcasts Ltd.	435,792	2,822,994
Tian An China Investments Co. Ltd.	3,050,000	4,626,565
Tingyi (Cayman Island) Holding Corp.	3,522,742	5,390,927
TOTAL HONG KONG		132,784,580
India - 3.9%
Alembic Ltd.	41,851	110,210
Bharti Airtel Ltd. (a)	52,591	1,358,703
Educomp Solutions Ltd.	104,742	8,752,092
Financial Technologi India Ltd.	100,689	6,701,146
Geodesic Information Systems Ltd.	663,857	3,051,098
INFO Edge India Ltd.	115,509	3,582,000
Pantaloon Retail India Ltd.	296,105	5,553,027
Reliance Industries Ltd.	67,398	4,810,878
Shopper's Stop Ltd.	125,024	1,680,941
State Bank of India	120,324	7,549,698
Suzlon Energy Ltd.	75,624	3,836,889
United Spirits Ltd.	25,571	1,316,140
Zee Entertainment Enterprises Ltd.	158,498	1,348,979
TOTAL INDIA		49,651,801
Indonesia - 1.6%
PT Astra International Tbk	2,361,000	6,754,549
PT Bakrie & Brothers Tbk (a)	71,685,500	2,539,738
PT Bank Niaga Tbk	25,637,000	2,470,066
PT Perusahaan Gas Negara Tbk Series B	5,741,348	8,997,686
TOTAL INDONESIA		20,762,039
Japan - 24.8%
ABC-Mart, Inc.	152,600	3,142,889
Access Co. Ltd. (a)(d)	847	4,071,016
Aeon Co. Ltd.	283,300	4,460,504
Aeon Fantasy Co. Ltd. (d)	113,500	2,784,294
Aeon Mall Co. Ltd.	118,500	3,082,452
ARDEPRO CO., Ltd.	15,624	5,253,436
ARRK Corp. (d)	199,500	1,413,898
Aruze Corp.	84,800	3,671,922
Asics Corp.	282,000	4,497,803
Asunaro Aoki Construction Co. Ltd.	30,000	176,941
Avex Group Holdings, Inc.	85,000	1,239,431
Canon Marketing Japan, Inc.	194,900	3,819,881
Canon, Inc.	107,200	5,421,104
Chofu Seisakusho Co. Ltd.	106,400	1,748,736
Citizen Holdings Co. Ltd.	318,400	3,430,744
DeNA Co. Ltd.	562	3,521,005
Denso Corp.	153,100	6,221,049
Digital Garage, Inc. (a)(d)	2,515	4,259,087

	Shares	Value
eAccess Ltd. (d)	3,893	$ 2,467,938
Fuji Machine Manufacturing Co. Ltd.	58,300	1,301,488
Fujifilm Holdings Corp.	143,600	6,884,184
Fujitsu Business Systems Ltd.	154,300	2,364,084
Fujitsu Ltd. (d)	1,012,000	7,947,686
Funai Electric Co. Ltd.	77,200	3,282,994
H.I.S. Co. Ltd.	213,800	4,063,767
Hamakyorex Co. Ltd.	188,600	3,997,189
Hikari Tsushin, Inc.	98,400	3,005,427
Hitachi Metals Ltd.	256,000	3,321,678
Ibiden Co. Ltd.	68,700	5,824,622
Inpex Holdings, Inc.	503	5,423,669
Internet Initiative Japan, Inc.	97	380,746
ISE Chemical Corp. (d)	391,000	3,863,980
Japan Airport Terminal Co. Ltd.	10,400	204,051
Kato Works Co. Ltd.	621,000	3,753,828
Keihanshin Real Estate Co. Ltd.	40,000	205,730
Kenedix Realty Investment Corp.	343	2,388,874
KK daVinci Advisors (a)	2,928	3,055,408
Konica Minolta Holdings, Inc.	345,000	6,040,734
Kubota Corp.	515,000	4,324,554
Kyoritsu Maintenance Co. Ltd. (d)	159,000	3,094,277
Leopalace21 Corp.	162,100	5,175,825
Marubeni Corp.	759,000	6,518,531
Misawa Homes Co. Ltd. (a)(d)	132,300	1,306,404
Mitsui & Co. Ltd.	511,000	13,257,223
Namco Bandai Holdings, Inc.	281,300	4,337,928
Nikon Corp.	194,000	6,227,150
Nintendo Co. Ltd.	23,500	14,758,000
Nippon Electric Glass Co. Ltd.	368,000	6,256,111
Nippon Parkerizing Co. Ltd.	197,000	2,101,720
Nippon Seiki Co. Ltd.	129,000	3,003,067
Nitta Corp.	233,800	5,006,604
Nittoku Engineering Co. Ltd.	291,400	1,879,356
Rakuten, Inc.	8,822	4,315,315
Renown, Inc. (a)	314,200	2,401,097
Round One Corp. (d)	1,763	4,187,497
Sankyo Seiko Co. Ltd.	425,800	1,341,114
Seikoh Giken Co. Ltd.	16,100	252,689
SFCG Co. Ltd.	20,530	3,405,942
Shimachu Co. Ltd.	72,900	2,099,197
Softbank Corp.	251,200	5,868,008
Sompo Japan Insurance, Inc.	272,000	3,199,724
Stanley Electric Co. Ltd.	137,800	3,065,215
Sumitomo Electric Industries Ltd.	217,700	3,525,388
Sumitomo Metal Industries Ltd.	750,000	3,713,013
Sumitomo Mitsui Financial Group, Inc.	1,563	12,805,815
Take & Give Needs Co. Ltd.	8,908	2,126,767
Telewave, Inc. (d)	4,050	3,493,743
The Nippon Synthetic Chemical Industry Co. Ltd. (d)	437,000	2,918,520
The Sumitomo Warehouse Co. Ltd. (d)	401,000	2,311,061
Tohcello Co. Ltd.	330,000	2,407,139
Topcon Corp. (d)	205,000	2,994,253
Common Stocks - continued
	Shares	Value
Japan - continued
Torishima Pump Manufacturing Co. Ltd. (d)	427,600	$ 5,655,307
Toyoda Gosei Co. Ltd.	118,400	4,253,787
Toyota Motor Corp.	293,000	16,765,460
Ube Industries Ltd.	891,000	3,200,031
Urban Corp.	173,400	3,038,115
Usen Corp.	258,010	2,367,750
Valor Co. Ltd.	222,000	2,478,244
TOTAL JAPAN		313,431,210
Korea (South) - 10.6%
CDNetworks Co. Ltd. (a)	120,643	2,447,490
Cheil Industries, Inc.	59,473	3,940,866
CJ CheilJedang Corp. (a)	3,144	1,042,065
CJ Corp.	17,477	1,956,598
Doosan Heavy Industries & Construction Co. Ltd.	61,211	11,303,752
Duzon Digital Ware Co. Ltd.	111,625	2,155,091
Empas Corp. (a)	77,786	3,582,806
eSang Networks Co. Ltd.	54,991	1,779,641
Hana Tour Service, Inc.	39,061	3,522,729
Hyundai Engineering & Construction Co. Ltd. (a)	60,806	6,226,725
Hyunjin Materials Co. Ltd.	80,780	5,307,822
Infopia Co. Ltd.	20,408	1,384,554
Korean Reinsurance Co.	279,506	4,986,283
Kyeryong Construction Industrial Co. Ltd.	67,780	3,185,721
LG Household & Health Care Ltd.	39,854	8,885,665
Mobilians Co. Ltd.	144,281	1,030,932
NHN Corp. (a)	50,717	16,309,480
Nice e-Banking Services	49,777	3,751,943
S.M. Entertainment Co. Ltd. (a)	336,955	1,171,432
Samsung Fire & Marine Insurance Co. Ltd.	28,064	7,808,255
Seoul Semiconductor Co. Ltd.	101,217	3,275,763
SFA Engineering Corp.	125,300	9,611,431
Shinhan Financial Group Co. Ltd.	95,711	6,267,636
SK Chemicals Co. Ltd.	13,368	1,332,879
TK Corp.	237,587	10,148,368
TSM Tech Co. Ltd.	133,520	2,616,998
Woongjin Coway Co. Ltd.	108,280	4,150,486
YBM Sisa.com, Inc.	138,305	2,281,532
Yuhan Corp.	13,309	2,848,631
TOTAL KOREA (SOUTH)		134,313,574
Malaysia - 3.6%
Bumiputra-Commerce Holdings Bhd	1,600,200	5,565,155
Gamuda Bhd	6,586,342	9,081,150
IJM Corp. Bhd	1,348,100	3,541,322
IOI Corp. Bhd	1,982,555	4,523,081
JobStreet Corp. Bhd	259,400	170,920
KNM Group Bhd	1,776,600	3,144,685
MMC Corp. Bhd	1,898,877	4,944,490

	Shares	Value
Muhibbah Engineering (M) Bhd	1,890,500	$ 2,220,999
Parkson Holdings Bhd	1,349,413	3,893,313
Resorts World Bhd	3,449,700	3,996,728
Scomi Group Bhd	2,678,800	1,341,677
Zelan Bhd	1,551,400	2,816,702
TOTAL MALAYSIA		45,240,222
New Zealand - 0.2%
Pumpkin Patch Ltd.	810,238	1,899,561
Papua New Guinea - 0.9%
Lihir Gold Ltd. (a)	1,592,440	6,322,177
Oil Search Ltd.	1,394,295	5,580,391
TOTAL PAPUA NEW GUINEA		11,902,568
Philippines - 0.5%
Alliance Global Group, Inc. (a)	49,353,542	6,137,228
DMCI Holdings, Inc.	845,000	233,506
Vista Land & Lifescapes, Inc.	3,277,000	415,049
TOTAL PHILIPPINES		6,785,783
Singapore - 8.4%
China Petrotech Holdings Ltd.	8,933,000	2,841,933
Cosco Corp. Singapore Ltd.	2,252,000	12,230,148
CSE Global Ltd.	6,939,500	6,053,670
DBS Group Holdings Ltd.	589,000	9,218,900
Ezra Holdings Ltd.	1,466,000	7,069,891
Gallant Venture Ltd. (a)	3,052,000	2,409,088
Goodpack Ltd.	11,964,000	17,974,093
Goodpack Ltd. warrants 7/16/09 (a)	1,143,125	553,074
Keppel Corp. Ltd.	1,941,000	19,951,796
KS Energy Services Ltd.	1,016,000	2,666,913
Olam International Ltd.	4,819,000	11,767,961
Parkway Holdings Ltd.	3,582,000	10,389,009
Pertama Holdings Ltd.	10,644,000	3,752,032
TOTAL SINGAPORE		106,878,508
Taiwan - 4.0%
Apex Biotechnology Corp.	440,000	1,089,304
D-Link Corp.	1,857,700	4,157,532
E-Life Mall Corp. Ltd.	1,346,050	2,700,826
Everlight Electronics Co. Ltd.	575,760	2,514,895
Gemtek Technology Corp.	651,510	1,466,124
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,549,462	11,766,249
Johnson Health Tech Co. Ltd.	479,600	1,450,866
MediaTek, Inc.	444,642	8,688,328
Phoenix Precision Technology Corp.	2,667,589	3,367,939
Siliconware Precision Industries Co. Ltd.	1,315,450	2,773,429
Taishin Financial Holdings Co. Ltd. (a)	4,941,000	2,425,124
Tsann Kuen Enterprise Co. Ltd.	2,204,000	3,347,331
Wistron Corp.	2,262,881	4,505,505
TOTAL TAIWAN		50,253,452
Common Stocks - continued
	Shares	Value
Thailand - 3.2%
ACL Bank PCL (For. Reg.) (a)	5,636,200	$ 970,186
Bumrungrad Hospital PCL (For. Reg.)	4,920,300	6,406,452
Central Pattana PCL (For. Reg.)	2,958,071	2,241,293
Italian-Thai Development PCL (a)	9,381,900	2,346,510
Khon Kaen Sugar Industry PCL (For. Reg.)	7,105,600	2,801,678
Minor International PCL (For. Reg.)	12,251,586	6,416,897
Siam Commercial Bank PCL (For. Reg.)	2,275,952	6,362,084
Thai Oil PCL (For. Reg.)	992,000	2,802,177
Thai Stanley Electric PCL	410,190	1,846,670
Ticon Industrial Connection PCL (For. Reg.)	7,222,400	4,356,604
Total Access Communication PCL (a)	2,788,180	3,345,816
True Corp. PCL (For. Reg.) rights 4/30/08 (a)	206,113	0
TOTAL THAILAND		39,896,367
Vietnam - 0.2%
Luks Group (Vietnam Holdings) Co. Ltd.	2,080,000	2,758,080
TOTAL COMMON STOCKS (Cost $821,781,254)		1,249,828,473
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 4.97% (b)	14,679,372	14,679,372
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	39,115,331	39,115,331
TOTAL MONEY MARKET FUNDS (Cost $53,794,703)		53,794,703
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $875,575,957)		1,303,623,176
NET OTHER ASSETS - (2.9)%		(37,109,675)
NET ASSETS - 100%		$ 1,266,513,501
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 401,893
Fidelity Securities Lending Cash Central Fund	574,429
Total	$ 976,322

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $37,194,928) - See accompanying schedule: Unaffiliated issuers (cost $821,781,254)	$ 1,249,828,473
Fidelity Central Funds (cost $53,794,703)	53,794,703
Total Investments (cost $875,575,957)		$ 1,303,623,176
Foreign currency held at value (cost $152)		153
Receivable for investments sold		16,309,173
Receivable for fund shares sold		3,392,922
Dividends receivable		1,657,110
Distributions receivable from Fidelity Central Funds		135,802
Prepaid expenses		480
Other receivables		208,200
Total assets		1,325,327,016

Liabilities
Payable for investments purchased	$ 15,964,305
Payable for fund shares redeemed	1,054,848
Accrued management fee	845,777
Other affiliated payables	252,020
Other payables and accrued expenses	1,581,234
Collateral on securities loaned, at value	39,115,331
Total liabilities		58,813,515

Net Assets		$ 1,266,513,501
Net Assets consist of:
Paid in capital		$ 678,471,394
Undistributed net investment income		7,712,722
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		153,679,049
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		426,650,336
Net Assets, for 33,937,165 shares outstanding		$ 1,266,513,501
Net Asset Value, offering price and redemption price per share ($1,266,513,501 ÷ 33,937,165 shares)		$ 37.32

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 20,505,367
Interest		6,029
Income from Fidelity Central Funds (including $574,429 from security lending)		976,322
		21,487,718
Less foreign taxes withheld		(1,420,842)
Total income		20,066,876

Expenses
Management fee Basic fee	$ 7,729,637
Performance adjustment	1,402,037
Transfer agent fees	2,422,611
Accounting and security lending fees	507,864
Custodian fees and expenses	703,313
Independent trustees' compensation	4,089
Registration fees	47,524
Audit	137,673
Legal	2,550
Interest	37,765
Miscellaneous	38,833
Total expenses before reductions	13,033,896
Expense reductions	(745,077)	12,288,819
Net investment income (loss)		7,778,057
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $238,421)	165,594,051
Foreign currency transactions	237,415
Total net realized gain (loss)		165,831,466
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $922,570)	264,201,947
Assets and liabilities in foreign currencies	(62,896)
Total change in net unrealized appreciation (depreciation)		264,139,051
Net gain (loss)		429,970,517
Net increase (decrease) in net assets resulting from operations		$ 437,748,574

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,778,057	$ 6,138,792
Net realized gain (loss)	165,831,466	97,497,094
Change in net unrealized appreciation (depreciation)	264,139,051	59,273,598
Net increase (decrease) in net assets resulting from operations	437,748,574	162,909,484
Distributions to shareholders from net investment income	(5,493,694)	(5,529,029)
Distributions to shareholders from net realized gain	(78,016,295)	(9,829,319)
Total distributions	(83,509,989)	(15,358,348)
Share transactions Proceeds from sales of shares	356,516,330	667,355,117
Reinvestment of distributions	78,904,207	14,211,173
Cost of shares redeemed	(496,318,818)	(505,973,121)
Net increase (decrease) in net assets resulting from share transactions	(60,898,281)	175,593,169
Redemption fees	368,023	810,944
Total increase (decrease) in net assets	293,708,327	323,955,249

Net Assets
Beginning of period	972,805,174	648,849,925
End of period (including undistributed net investment income of $7,712,722 and undistributed net investment income of $5,642,285, respectively)	$ 1,266,513,501	$ 972,805,174
Other Information Shares
Sold	11,592,776	25,188,605
Issued in reinvestment of distributions	2,961,664	586,996
Redeemed	(16,176,357)	(19,160,860)
Net increase (decrease)	(1,621,917)	6,614,741

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 27.36	$ 22.42	$ 17.91	$ 17.06	$ 12.73
Income from Investment Operations
Net investment income (loss) D	.22	.16	.22 G	.07	.06
Net realized and unrealized gain (loss)	12.16	5.26	4.49	.92	4.26
Total from investment operations	12.38	5.42	4.71	.99	4.32
Distributions from net investment income	(.16)	(.18)	(.08)	(.16)	-
Distributions from net realized gain	(2.27)	(.32)	(.13)	-	-
Total distributions	(2.43)	(.50)	(.21)	(.16)	-
Redemption fees added to paid in capital D	.01	.02	.01	.02	.01
Net asset value, end of period	$ 37.32	$ 27.36	$ 22.42	$ 17.91	$ 17.06
Total Return A, B, C	48.86%	24.55%	26.62%	5.98%	34.01%
Ratios to Average Net Assets E, H
Expenses before reductions	1.19%	1.14%	1.10%	1.20%	1.17%
Expenses net of fee waivers, if any	1.19%	1.14%	1.10%	1.20%	1.17%
Expenses net of all reductions	1.13%	1.08%	1.05%	1.19%	1.17%
Net investment income (loss)	.71%	.60%	1.09% G	.42%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,266,514	$ 972,805	$ 648,850	$ 445,127	$ 419,251
Portfolio turnover rate F	91%	75%	78%	145%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Total returns do not include the effect of the former contingent deferred sales charge. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .84%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity Southeast Asia Fund	104.22%	40.96%	19.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC Far East ex Japan Index performed over the same period.

Annual Report

Southeast Asia

Management's Discussion of Fund Performance

Comments from Allan Liu, Portfolio Manager of Fidelity® Southeast Asia Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

During the past year, the fund returned 104.22%, far ahead of the 72.24% return of the MSCI All Country Far East ex Japan index. Favorable stock selection in industrials - along with a substantial overweighting in that strong-performing sector - were the biggest drivers of performance versus the index. Overweighting the diversified financials segment also added considerable value, as did underweighting banks. Underweighting information technology, the benchmark sector with the most modest gain, further boosted performance. The top contributor on a country basis was China, where the fund benefited from both a large overweighting and rewarding stock picking. Stock selection in South Korea, Singapore and Hong Kong also added value. Singapore-listed Cosco, a ship repairer and builder, benefited from robust shipping activity, among other factors. China Cosco Holdings, the leading shipping company in China, also helped our results, as did two Korean engineering and construction companies, Doosan Heavy Industries & Construction and Hyundai Heavy Industries. Further, underweighting Korea-based Samsung Electronics, a major index component, proved beneficial. Conversely, my stock selection in utilities detracted a bit, and a modest cash position hurt given the extraordinarily strong market environment. Among countries, Indonesia detracted modestly due to ineffective stock selection, mostly due to gas transportation and distribution company Perusahaan Gas Negara, which declined following news of delays in some pipeline projects. Underweighting SK Corp., a Korean oil refiner that I sold during the period, and China's Ping An Insurance also hurt our results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Southeast Asia

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Korea (South)	28.6%
China	25.0%
Hong Kong	15.3%
Taiwan	9.9%
Singapore	8.9%
Indonesia	4.5%
Malaysia	2.4%
United States of America	2.1%
Cayman Islands	2.1%
Other	1.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Korea (South)	26.6%
China	17.3%
Hong Kong	14.6%
Taiwan	12.7%
Singapore	8.9%
Malaysia	6.3%
Indonesia	3.7%
Cayman Islands	3.4%
United States of America	2.5%
Other	4.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	97.9	97.5
Short-Term Investments and Net Other Assets	2.1	2.5
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	4.3	3.3
Cosco Corp. Singapore Ltd. (Singapore, Marine)	2.8	1.5
POSCO (Korea (South), Metals & Mining)	2.7	2.4
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	2.1	2.6
PetroChina Co. Ltd. (H Shares) (China, Oil, Gas & Consumable Fuels)	2.1	1.3
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Instruments)	1.8	2.5
China Life Insurance Co. Ltd. (H Shares) (China, Insurance)	1.7	1.5
Hyundai Heavy Industries Co. Ltd. (Korea (South), Machinery)	1.7	1.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.6	1.7
Hong Kong Exchanges & Clearing Ltd. (Hong Kong, Diversified Financial Services)	1.6	0.9
	22.4
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.1	30.5
Industrials	25.2	21.8
Materials	9.3	8.5
Information Technology	9.1	10.6
Consumer Discretionary	8.8	5.9
Energy	8.0	5.5
Telecommunication Services	6.0	4.5
Consumer Staples	3.8	4.0
Utilities	1.2	4.0
Health Care	0.7	0.8

Annual Report

Southeast Asia

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Australia - 0.5%
WorleyParsons Ltd.	647,344	$ 29,261,945
Bermuda - 0.3%
Ports Design Ltd.	4,197,000	15,844,566
Cayman Islands - 2.1%
Alibaba.com Ltd. (a)	255,500	824,156
Belle International Holdings Ltd.	31,440,000	51,003,792
China Infrastructure Machinery Holdings Ltd.	15,538,000	34,520,646
CNinsure, Inc. ADR (a)	26,500	670,185
Enviro Energy International Holdings Ltd. (a)	19,520,000	6,165,581
Mindray Medical International Ltd. sponsored ADR (d)	210,000	8,349,600
NetDragon WebSoft, Inc. (a)	929,000	1,579,828
New World China Land Ltd.	3,333,600	3,915,562
The Ming An (Holdings) Co. Ltd.	14,400,000	6,200,960
Tianjin Port Development Holdings Ltd.	15,560,000	16,172,011
Times Ltd.	462,000	246,190
Wuxi Pharmatech Cayman, Inc. Sponsored ADR	137,751	5,302,036
TOTAL CAYMAN ISLANDS		134,950,547
China - 25.0%
Angang Steel Co. Ltd.:
rights 11/5/07 (a)	1,619,200	2,548,819
(H Shares)	7,960,000	29,307,224
Anhui Conch Cement Co. Ltd. (H Shares)	3,700,000	36,955,155
Baidu.com, Inc. sponsored ADR (a)	54,000	20,654,460
BYD Co. Ltd. (H Shares)	3,229,000	30,448,872
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (UBS Warrant Programme) 1/15/10 (a)	2,245,755	16,892,304
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd. warrants:
(Citigroup Warrant Program) 1/15/10 (a)	480,267	3,612,512
(JPMorgan Warrant Program) 2/13/12 (a)(e)	398,412	2,996,808
China Coal Energy Co. Ltd. (H Shares)	3,600,000	12,214,961
China Construction Bank Corp. (H Shares)	23,600,000	26,829,665
China Cosco Holdings Co. Ltd. (H Shares)	18,962,500	84,568,720
China Life Insurance Co. Ltd. (H Shares)	16,082,000	109,046,681
China Mengniu Dairy Co. Ltd.	8,889,000	37,761,180
China Merchants Bank Co. Ltd. (H Shares)	11,456,500	59,072,154
China Merchants Bank Co. Ltd. warrants (UBS Warrant Programme) 3/12/10 (a)	4,900,000	30,114,967
China Molybdenum Co. Ltd. (H Shares)	5,400,000	14,161,163
China Oilfield Services Ltd. (H Shares)	24,000,000	58,772,465

	Shares	Value
China Petroleum & Chemical Corp. (H Shares)	40,340,000	$ 66,928,094
China Resources Land Ltd.	7,448,000	18,843,392
China Shipping Container Lines Co. Ltd. (H Shares)	25,864,100	34,306,380
China Shipping Development Co. Ltd. (H Shares)	6,440,000	22,004,685
China Vanke Co. Ltd. (B Shares)	2,770,000	8,402,442
Citic Securities Co. Ltd. warrants:
(Goldman Sachs International Warrant Program) 9/7/10 (a)	440,000	6,299,891
(UBS Warrant Programme) 9/7/10 (a)	1,070,000	15,320,188
Dongfang Electrical Machinery Co. Ltd. (H Shares)	2,280,000	20,382,164
Dongfeng Motor Group Co. Ltd. (H Shares)	22,800,000	21,023,248
Focus Media Holding Ltd. ADR (a)(d)	830,000	51,460,000
Guangzhou R&F Properties Co. Ltd. (H Shares)	1,620,000	8,528,754
Guangzhou Shipyard International Co. Ltd. (a)	1,700,000	14,116,265
Harbin Power Equipment Co. Ltd. (H Shares)	14,392,000	47,107,494
Henan Pinggao Electric Co. Ltd. warrants (UBS Warrant Programme) 7/12/10 (a)	2,020,554	5,748,889
Huadian Power International Corp. Ltd. (H shares)	9,800,000	6,789,059
Huaneng Power International, Inc. (H Shares)	19,200,000	23,064,000
Hudong Heavy Machinery Co. Ltd. warrants (UBS Warrant Programme) 6/8/10 (a)	1,195,812	41,707,225
Industrial & Commercial Bank of China	43,840,000	41,871,615
Inner Mongolia Baotou Steel Union Co. Ltd. warrants:
(Citigroup Warrant Program) 1/17/12 (a)	557,033	4,361,600
(UBS Warrant Programme) 10/24/08 (a)	808,532	6,330,851
Jinan Diesel Engine Co. Ltd. warrants:
(JPMorgan Warrant Program) 8/8/12 (a)(e)	221,300	1,510,547
(UBS Warrant Programme) 6/11/10 (a)	3,046,643	20,795,736
Jingwei Textile Machinery Co. Ltd. (H Shares)	7,000,000	4,360,836
Li Ning Co. Ltd.	14,006,000	52,635,930
Nine Dragons Paper (Holdings) Ltd.	14,320,000	38,789,611
Offshore Oil Engine Co. Ltd. warrants (UBS Warrant Programme) 7/30/08 (a)	2,770,747	18,983,685
Offshore Oil Engineering Co. Ltd. warrants:
(Citigroup Warrant Program) 1/20/10 (a)	319,998	2,192,456
(Goldman Sachs International Warrant Program) 9/24/09 (a)	240,000	1,644,352
Common Stocks - continued
	Shares	Value
China - continued
Offshore Oil Engineering Co. Ltd. warrants: - continued
(JPMorgan Warrant Program) 8/8/12 (a)(e)	170,440	$ 1,167,764
PetroChina Co. Ltd. (H Shares)	49,178,000	129,141,428
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	960,000	13,437,833
Pingdingshan Tianan Coal Mining Co. Ltd. warrants (UBS Warrant Programme) 3/16/10 (a)	5,089,251	29,523,982
Sany Heavy Industry Co. Ltd. warrants:
(Goldman Sachs International Warrant Program) 9/24/09 (a)	200,000	1,727,397
(UBS Warrant Programme) 6/28/10 (a)	2,651,187	22,898,265
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	9,600,000	21,383,678
Shanghai Electric (Group) Corp. (H Shares)	13,800,000	13,703,675
Shanghai International Airport warrants (UBS Warrant Programme) 1/15/10 (a)	1,258,927	6,091,790
Shanghai Zhenhua Port Machinery Co. Ltd. (B Shares)	10,000,000	34,558,250
Shenyang Machine Tool Co. Ltd. warrants:
(Goldman Sachs International Warrant Program) 9/16/09 (a)	1,060,000	2,879,806
(JPMorgan Warrant Program) 8/8/12 (a)(e)	270,800	735,709
(UBS Warrant Programme) 8/1/08 (a)	6,591,787	17,908,556
Shenzhen Chiwan Wharf Holding Ltd. (B Shares)	522,589	1,258,641
Tencent Holdings Ltd.	3,072,000	26,334,365
Tsingtao Brewery Co. Ltd. (H Shares)	2,080,000	7,423,643
Weichai Power Co. Ltd. (H Shares)	3,775,000	38,879,132
Yantai Changyu Pioneer Wine Co. (B Shares)	2,171,100	16,178,912
Zhejiang Glass Co. Ltd. Class H (a)	4,737,000	6,249,789
TOTAL CHINA		1,572,950,114
Hong Kong - 14.6%
Asia Financial Holdings Ltd.	9,400,000	5,341,432
ASM Pacific Technology Ltd.	1,485,000	11,642,891
Bank of East Asia Ltd.	2,960,000	20,139,612
Cheung Kong Holdings Ltd.	2,945,000	57,766,685
China Insurance International Holdings Co. Ltd. (a)	4,600,000	15,016,898
China Mobile (Hong Kong) Ltd.	13,080,800	271,243,467
China Overseas Land & Investment Ltd.	18,400,000	44,041,725
China Overseas Land & Investment Ltd. warrants 8/27/08 (a)	933,333	776,739
China Travel International Investment HK Ltd.	31,200,000	25,066,679
Citic Pacific Ltd.	2,000,000	12,611,588

	Shares	Value
CNOOC Ltd.	36,220,000	$ 78,412,678
Cosco International Holdings Ltd.	10,300,000	15,867,930
Cosco Pacific Ltd.	17,096,000	53,274,812
Dynasty Fine Wines Group Ltd.	1,122,000	496,437
Esprit Holdings Ltd.	4,236,700	70,757,552
Hong Kong Aircraft & Engineering Co.	820,000	20,845,345
Hong Kong Exchanges & Clearing Ltd.	2,918,000	97,408,802
Hong Kong Land Holdings Ltd.	233,000	1,160,340
Kerry Properties Ltd.	1,120,000	9,741,884
Li & Fung Ltd.	9,700,000	46,029,329
New World Development Co. Ltd.	2,980,000	10,740,508
Orient Overseas International Ltd.	1,228,500	12,682,666
PYI Corp. Ltd.	10,797,180	4,933,269
Sun Hung Kai Properties Ltd.	1,724,000	32,946,855
TOTAL HONG KONG		918,946,123
Indonesia - 4.5%
Ciputra Surya Tbk PT (a)	17,000,000	1,863,061
PT Apexindo Pratama Duta Tbk	19,544,500	5,447,981
PT Astra International Tbk	10,000,000	28,608,850
PT Bakrie & Brothers Tbk (a)	217,044,500	7,689,648
PT Bakrie Sumatera Plantations Tbk	61,750,000	13,763,458
PT Bakrie Sumatera Plantations Tbk warrants 9/10/10 (a)	5,937,500	713,502
PT Bank Mandiri Persero Tbk	38,000,000	16,099,167
PT Bank Negara Indonesia (Persero) Tbk	18,000,000	4,002,518
PT Bank Niaga Tbk	139,911,500	13,480,151
PT Bank Rakyat Indonesia Tbk	17,800,000	15,440,982
PT Hexindo Adiperkasa Tbk	22,500,000	2,048,886
PT Indosat Tbk	17,400,000	16,848,457
PT International Nickel Indonesia Tbk	2,470,500	24,909,769
PT Jakarta International Hotel & Development Tbk (a)	52,000,000	6,077,542
PT Perusahaan Gas Negara Tbk Series B	30,000,000	47,015,190
PT Tambang Batubbara Bukit Asam Tbk	38,500,000	39,133,383
PT Telkomunikasi Indonesia Tbk Series B	30,200,000	36,425,217
PT Truba Alam Manunggal Engineering Tbk	30,000,000	5,019,534
TOTAL INDONESIA		284,587,296
Korea (South) - 28.6%
Amorepacific Corp.	31,500	30,098,235
Cheil Industries, Inc.	562,000	37,239,869
CJ CheilJedang Corp. (a)	48,000	15,909,396
CJ Home Shopping	61,801	4,619,275
Daelim Industrial Co.	195,000	42,855,972
Dongbu Insurance Co. Ltd.	220,000	13,384,825
Dongbu Securities Co. Ltd.	400,000	8,396,850
Dongkuk Steel Mill Co. Ltd.	511,268	30,751,396
Doosan Construction & Engineering Co. Ltd. (a)	850,000	18,472,689
Doosan Heavy Industries & Construction Co. Ltd.	338,864	62,577,554
Common Stocks - continued
	Shares	Value
Korea (South) - continued
GS Engineering & Construction Corp.	207,000	$ 43,860,106
Hanjin Transportation Co.	202,000	12,086,881
Hanla Level Co. Ltd.	235,000	5,271,478
Hyundai Department Store Co. Ltd.	420,685	58,857,100
Hyundai Engineering & Construction Co. Ltd. (a)	536,962	54,986,588
Hyundai Heavy Industries Co. Ltd.	187,760	105,579,422
Hyundai Industrial Development & Construction Co.	416,000	46,607,739
Hyundai Mipo Dockyard Co. Ltd.	85,000	37,769,997
Hyundai Securities Co. Ltd.	805,000	19,296,290
Hyundai Securities Co. Ltd. rights 11/2/07 (a)	129,317	682,052
Hyundai Steel Co.	370,000	36,900,221
Kolon Industries, Inc. (a)	270,000	13,199,301
Kookmin Bank	857,000	70,088,850
Korea Exchange Bank	1,420,000	23,488,717
Korea Investment Holdings Co. Ltd.	590,000	52,929,611
Korea Iron & Steel Co. Ltd.	125,169	12,389,506
Korean Air Lines Co. Ltd.	52,706	4,635,806
Kumho Industrial Co. Ltd.	280,000	26,018,936
Kyobo Securities Co. Ltd.	630,000	15,214,719
Lotte Shopping Co. Ltd.	39,000	18,298,210
Meritz Fire & Marine Insurance Co. Ltd.	1,319,173	19,287,554
Meritz Securities Co. Ltd.	1,267,726	16,370,407
Mirae Asset Securities Co. Ltd.	47,111	8,993,850
NHN Corp. (a)	183,978	59,163,308
POSCO	236,331	172,359,731
Pulmuone Co. Ltd.	85,000	5,736,016
Samsung Electronics Co. Ltd.	211,585	130,477,386
Samsung Electronics Co. Ltd. GDR	8,200	2,501,000
Samsung Engineering Co. Ltd.	595,000	80,150,179
Samsung Fire & Marine Insurance Co. Ltd.	266,500	74,148,373
Samsung Techwin Co. Ltd.	585,000	35,898,605
Seoul Securities Co. Ltd.	5,917,099	16,609,014
Shinhan Financial Group Co. Ltd.	1,480,320	96,938,767
Shinheung Securities Co. Ltd.	370,000	5,756,382
Shinsegae Co. Ltd.	72,832	57,390,893
SK Energy Co. Ltd.	219,000	50,336,449
SK Securities Co. Ltd.	3,300,000	15,752,426
Solomon Mutual Savings Bank	81,412	1,331,200
STX Engine Co. Ltd.	308,117	30,692,004
UI Energy Corp. (a)	98,215	890,793
TOTAL KOREA (SOUTH)		1,803,251,928
Malaysia - 2.4%
Bursa Malaysia Bhd	3,550,000	16,881,336
Cement Industries of Malaysia Bhd	1,799,900	3,759,858
DiGi.com Bhd	5,050,000	38,036,975
DNP Holdings Bhd (a)	3,696,800	2,478,855
Golden Hope Plantation Bhd	8,600,000	23,466,267

	Shares	Value
Hap Seng Plantations Holdings Bhd (a)(f)	1,191,600	$ 1,089,769
Lingkaran Transportation Kota Holdings Bhd	2,000,000	2,444,226
Malaysian Airline System Bhd	70,733	115,139
MMC Corp. Bhd	2,700,000	7,030,536
Public Bank Bhd	2,100,000	7,025,145
Public Bank Bhd (For. Reg.)	5,390,625	18,537,183
SapuraCrest Petroleum Bhd	9,599,100	5,368,530
Sime Darby Bhd	7,200,000	24,179,910
UEM Builders Bhd	6,216,900	2,678,599
TOTAL MALAYSIA		153,092,328
Philippines - 0.2%
Philippine Long Distance Telephone Co.	140,280	9,707,344
Singapore - 8.9%
Banyan Tree Holdings Ltd.	8,354,000	12,203,500
CDL Hospitality Trusts unit	8,000,000	13,749,457
Cosco Corp. Singapore Ltd.	32,200,000	174,871,560
DBS Group Holdings Ltd.	1,200,000	18,782,140
Keppel Corp. Ltd.	7,220,000	74,215,337
Pan-United Corp. Ltd.	8,797,000	5,351,534
Parkway Holdings Ltd.	2,300,000	6,670,776
Raffles Medical Group Ltd.	5,213,600	5,546,907
Rotary Engineering Ltd.	9,000,000	9,150,183
SembCorp Industries Ltd.	5,000,000	20,652,565
SembCorp Marine Ltd.	7,420,000	23,036,501
SIA Engineering Co. Ltd.	3,800,000	12,499,126
Singapore Exchange Ltd.	7,800,000	85,469,300
Straits Asia Resources Ltd.	14,224,000	26,349,226
Yangzijiang Shipbuilding Holdings Ltd.	38,500,000	68,562,017
TOTAL SINGAPORE		557,110,129
Taiwan - 9.9%
Acer, Inc.	6,800,000	16,016,052
Advanced Semiconductor Engineering, Inc.	35,187,065	42,365,226
Ambassador Hotel	11,555,000	11,628,122
Ardentec Corp.	6,679,154	5,927,633
China Steel Corp.	31,000,000	43,636,363
Chinatrust Financial Holding Co. Ltd. (a)	7,422,501	5,407,348
Chong Hong Construction Co. Ltd.	4,430,550	9,300,120
Far East Department Stores Co. Ltd.	13,000,000	15,851,211
Farglory Land Developt Co. Ltd.	2,000,000	5,000,772
Formosa Plastics Corp.	17,900,000	55,144,929
Fubon No 2 (REIT)	7,000,000	2,210,526
Fuhwa Financial Holding Co. Ltd. (a)	14,175,500	10,414,474
Goldsun Development & Construction Co. Ltd.	14,700,000	8,508,257
Hon Hai Precision Industry Co. Ltd. (Foxconn)	15,341,030	116,496,167
Huaku Construction Co. Ltd.	6,380,000	12,722,581
Hung Poo Real Estate Development Co. Ltd.	5,832,750	5,797,640
KEE TAI Properties Co. Ltd.	3,726,450	2,559,454
Kindom Construction Co. Ltd.	10,000,000	4,599,475
Common Stocks - continued
	Shares	Value
Taiwan - continued
Nan Ya Plastics Corp.	7,200,000	$ 21,492,205
Shin Kong No 1 REIT	4,000,000	1,243,402
Siliconware Precision Industries Co. Ltd.	13,707,151	28,899,472
Ta Chong Bank (a)	39,796,000	14,557,265
Tainan Spinning Co. Ltd.	16,000,000	8,025,930
Taiwan Chi Cheng Enterprise Co. Ltd.	1,649,751	3,478,253
Taiwan Fertilizer Co. Ltd.	16,400,000	42,018,830
Taiwan Semiconductor Manufacturing Co. Ltd.	50,003,104	98,478,099
Unified-President Enterprises Corp.	16,200,000	23,228,584
WPG Holding Co. Ltd.	5,200,000	8,587,745
Youngtek Electronics Corp.	232,854	635,416
TOTAL TAIWAN		624,231,551
Thailand - 0.2%
Central Pattana PCL (For. Reg.)	5,216,600	3,952,551
PTT Chemical PCL	2,800,000	11,287,333
True Corp. PCL (For. Reg.) (a)	100	22
TOTAL THAILAND		15,239,906
TOTAL COMMON STOCKS (Cost $3,747,398,623)		6,119,173,777
Investment Companies - 0.7%

Hong Kong - 0.7%
iShares FTSE/Xinhua A50 China Tracker (Cost $12,891,017)	11,107,200	39,697,490
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 4.97% (b)	267,882,700	267,882,700
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	35,355,675	35,355,675
TOTAL MONEY MARKET FUNDS (Cost $303,238,375)		303,238,375
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $4,063,528,015)		6,462,109,642
NET OTHER ASSETS - (2.7)%		(168,173,148)
NET ASSETS - 100%		$ 6,293,936,494
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,410,828 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,347,872
Fidelity Securities Lending Cash Central Fund	181,763
Total	$ 5,529,635

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $35,229,800) - See accompanying schedule: Unaffiliated issuers (cost $3,760,289,640)	$ 6,158,871,267
Fidelity Central Funds (cost $303,238,375)	303,238,375
Total Investments (cost $4,063,528,015)		$ 6,462,109,642
Cash		1,021,991
Foreign currency held at value (cost $2,604,820)		2,605,958
Receivable for investments sold		79,250,764
Receivable for fund shares sold		51,086,468
Dividends receivable		1,015,493
Distributions receivable from Fidelity Central Funds		1,452,658
Prepaid expenses		594
Other receivables		1,420,175
Total assets		6,599,963,743

Liabilities
Payable for investments purchased Regular delivery	$ 160,382,038
Delayed delivery	1,100,667
Payable for fund shares redeemed	104,106,679
Accrued management fee	3,675,818
Other affiliated payables	851,667
Other payables and accrued expenses	554,705
Collateral on securities loaned, at value	35,355,675
Total liabilities		306,027,249

Net Assets		$ 6,293,936,494
Net Assets consist of:
Paid in capital		$ 3,482,641,770
Undistributed net investment income		27,443,001
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		385,438,794
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,398,412,929
Net Assets, for 127,442,813 shares outstanding		$ 6,293,936,494
Net Asset Value, offering price and redemption price per share ($6,293,936,494 ÷ 127,442,813 shares)		$ 49.39

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 60,737,880
Interest		124,012
Income from Fidelity Central Funds (including $181,763 from security lending)		5,529,635
		66,391,527
Less foreign taxes withheld		(7,293,179)
Total income		59,098,348

Expenses
Management fee Basic fee	$ 21,412,562
Performance adjustment	2,267,874
Transfer agent fees	5,878,359
Accounting and security lending fees	1,181,450
Custodian fees and expenses	1,769,226
Independent trustees' compensation	9,923
Registration fees	309,444
Audit	108,405
Legal	4,350
Interest	37,947
Miscellaneous	79,097
Total expenses before reductions	33,058,637
Expense reductions	(3,223,569)	29,835,068
Net investment income (loss)		29,263,280
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(508))	391,511,297
Investment not meeting investment restrictions	2,280
Foreign currency transactions	(2,210,328)
Total net realized gain (loss)		389,303,249
Change in net unrealized appreciation (depreciation) on: Investment securities	2,028,002,084
Assets and liabilities in foreign currencies	(193,287)
Total change in net unrealized appreciation (depreciation)		2,027,808,797
Net gain (loss)		2,417,112,046
Net increase (decrease) in net assets resulting from operations		$ 2,446,375,326

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,263,280	$ 17,990,728
Net realized gain (loss)	389,303,249	101,570,768
Change in net unrealized appreciation (depreciation)	2,027,808,797	243,787,082
Net increase (decrease) in net assets resulting from operations	2,446,375,326	363,348,578
Distributions to shareholders from net investment income	(15,348,089)	(11,222,484)
Distributions to shareholders from net realized gain	(86,082,743)	(18,514,528)
Total distributions	(101,430,832)	(29,737,012)
Share transactions Proceeds from sales of shares	3,409,321,043	839,465,156
Reinvestment of distributions	97,580,587	28,757,013
Cost of shares redeemed	(1,154,364,384)	(393,593,644)
Net increase (decrease) in net assets resulting from share transactions	2,352,537,246	474,628,525
Redemption fees	3,507,067	942,767
Total increase (decrease) in net assets	4,700,988,807	809,182,858

Net Assets
Beginning of period	1,592,947,687	783,764,829
End of period (including undistributed net investment income of $27,443,001 and undistributed net investment income of $13,779,108, respectively)	$ 6,293,936,494	$ 1,592,947,687
Other Information Shares
Sold	94,400,629	36,006,623
Issued in reinvestment of distributions	3,728,720	1,416,326
Redeemed	(32,941,955)	(17,069,282)
Net increase (decrease)	65,187,394	20,353,667

Financial Highlights

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 25.59	$ 18.70	$ 14.87	$ 13.72	$ 9.96
Income from Investment Operations
Net investment income (loss) C	.33	.33	.30	.16	.15
Net realized and unrealized gain (loss)	24.95	7.23	3.66	1.10	3.68
Total from investment operations	25.28	7.56	3.96	1.26	3.83
Distributions from net investment income	(.23)	(.26)	(.14)	(.13)	(.08)
Distributions from net realized gain	(1.29)	(.43)	-	-	-
Total distributions	(1.52)	(.69)	(.14)	(.13)	(.08)
Redemption fees added to paid in capital C	.04	.02	.01	.02	.01
Net asset value, end of period	$ 49.39	$ 25.59	$ 18.70	$ 14.87	$ 13.72
Total Return A, B	104.22%	41.50%	26.84%	9.39%	38.81%
Ratios to Average Net Assets D, F
Expenses before reductions	1.08%	1.21%	1.20%	1.21%	1.32%
Expenses net of fee waivers, if any	1.08%	1.21%	1.20%	1.21%	1.32%
Expenses net of all reductions	.98%	1.04%	1.09%	1.20%	1.32%
Net investment income (loss)	.96%	1.44%	1.71%	1.11%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,293,936	$ 1,592,948	$ 783,765	$ 464,874	$ 395,554
Portfolio turnover rate E	72%	100%	109%	131%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (the Funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are diversified with the exception of Fidelity Latin America Fund. Each Fund is authorized to issue an unlimited number of shares. The Fidelity Japan Smaller Companies Fund is currently closed to most new accounts. Fidelity Nordic Fund was closed to most new accounts effective the close of business on March 14, 2007 and reopened on June 21, 2007. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. For Southeast Asia, certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
China Region	$ 1,474,950,533	$ 619,380,901	$ (6,277,419)	$ 613,103,482
Emerging Markets	3,988,247,100	2,697,394,232	(39,007,434)	2,658,386,798
Europe	4,330,181,812	1,264,110,896	(43,479,308)	1,220,631,588
Europe Capital Appreciation	1,242,226,906	199,142,312	(37,152,036)	161,990,276
Japan	1,723,443,063	176,823,731	(96,722,741)	80,100,990
Japan Smaller Companies	696,328,451	212,372,199	(25,739,844)	186,632,355
Latin America	3,394,637,630	3,036,219,574	(36,542,115)	2,999,677,459
Nordic	779,645,570	257,714,030	(24,353,639)	233,360,391
Pacific Basin	886,185,914	456,554,848	(39,117,586)	417,437,262
Southeast Asia	4,096,037,898	2,409,186,117	(43,114,373)	2,366,071,744
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
China Region	$ 48,067,693	$ 189,357,820
Emerging Markets	29,197,294	237,521,922
Europe	141,852,748	287,697,272
Europe Capital Appreciation	73,005,458	119,871,659
Japan	3,332,694	236,604,730
Japan Smaller Companies	989,490	13,400,175
Latin America	38,058,370	154,731,686
Nordic	43,631,347	31,126,716
Pacific Basin	6,214,164	131,216,448
Southeast Asia	225,928,663	163,399,302

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

October 31, 2007
	Ordinary Income	Long-term Capital Gains	Total
China Region	$ 9,931,797	$ 6,849,518	$ 16,781,315
Emerging Markets	28,224,601	-	28,224,601
Europe	118,437,528	418,419,221	536,856,749
Europe Capital Appreciation	20,918,102	84,526,190	105,444,292
Japan	1,030,851	23,709,588	24,740,439
Japan Smaller Companies	857,665	30,875,932	31,733,597
Latin America	48,023,908	60,491,350	108,515,258
Nordic	3,011,989	5,296,944	8,308,933
Pacific Basin	16,899,819	66,610,170	83,509,989
Southeast Asia	37,369,256	64,061,576	101,430,832
October 31, 2006
	Ordinary Income	Long-term Capital Gains	Total
China Region	$ 4,953,820	$ -	$ 4,953,820
Emerging Markets	21,238,863	-	21,238,863
Europe	123,923,515	170,050,004	293,973,519
Europe Capital Appreciation	20,210,635	39,400,503	59,611,138
Japan	2,482,546	-	2,482,546
Japan Smaller Companies	2,096,615	87,009,291	89,105,906
Latin America	25,559,551	20,858,777	46,418,328
Nordic	2,048,598	14,574,214	16,622,812
Pacific Basin	10,443,689	4,914,659	15,358,348
Southeast Asia	11,222,484	18,514,528	29,737,012

Short-Term Trading (Redemption) Fees. Shares held in China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin and Southeast Asia less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe and Europe Capital Appreciation less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

4. Operating Policies.

Forward Foreign Currency Contracts. Europe Capital Appreciation generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage the Fund's currency exposure. Contracts to sell generally are used to hedge the Fund's investments against currency fluctuations, while contracts to buy generally are used to offset a previous contract to sell. Also, a contract to buy can be used to acquire exposure to foreign currencies and a contract to sell can be used to offset a previous contract to buy. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Forward Foreign Currency Contracts - continued

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) recognized on the date of offset: otherwise, gain (loss) is recognized on settlement date.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. Certain Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
China Region	2,352,806,592	1,757,875,609
Emerging Markets	3,360,132,883	2,163,767,596
Europe	5,013,965,911	4,651,581,391
Europe Capital Appreciation	2,164,925,647	2,004,672,328
Japan	2,790,722,909	2,902,855,220
Japan Smaller Companies	705,448,522	1,033,888,519
Latin America	3,038,292,972	2,220,290,128
Nordic	853,612,641	419,175,433
Pacific Basin	985,112,329	1,135,748,058
Southeast Asia	4,350,114,619	2,156,887,458

Southeast Asia realized a gain on the sale of an investment not meeting the investment restrictions of the fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Europe, Europe Capital Appreciation, Japan, Pacific Basin and Southeast Asia is subject to a performance adjustment (up to a maximum ± .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each Fund's relative

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

investment performance as compared to an appropriate benchmark index. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable, was as follows:

	Individual Rate	Group Rate	Total
China Region	.45%	.26%	.71%
Emerging Markets	.45%	.26%	.71%
Europe	.45%	.26%	.79%
Europe Capital Appreciation	.45%	.26%	.76%
Japan	.45%	.26%	.79%
Japan Smaller Companies	.45%	.26%	.71%
Latin America	.45%	.26%	.71%
Nordic	.45%	.26%	.71%
Pacific Basin	.45%	.26%	.84%
Southeast Asia	.45%	.26%	.78%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

China Region	.22%
Emerging Markets	.20%
Europe	.22%
Europe Capital Appreciation	.21%
Japan	.22%
Japan Smaller Companies	.21%
Latin America	.19%
Nordic	.23%
Pacific Basin	.22%
Southeast Asia	.19%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
China Region	$ 12
Emerging Markets	549
Europe Capital Appreciation	355
Latin America	737
Pacific Basin	2

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
China Region	Borrower	$ 18,049,714	5.39%	$ 37,855
Emerging Markets	Borrower	38,881,364	5.37%	63,786
Europe	Borrower	43,540,000	5.40%	26,146
Europe Capital Appreciation	Borrower	17,087,375	5.39%	20,479
Latin America	Borrower	88,695,200	5.35%	65,890
Nordic	Borrower	7,822,286	5.36%	16,310
Pacific Basin	Borrower	11,275,826	5.22%	37,765
Southeast Asia	Borrower	23,180,727	5.36%	37,947

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

China Region	$ 2,006
Emerging Markets	7,973
Europe	9,615
Europe Capital Appreciation	2,813
Japan	3,755
Japan Smaller Companies	2,111
Latin America	8,430
Nordic	1,268
Pacific Basin	2,240
Southeast Asia	5,340

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
China Region	$ 1,630,978	$ 9,879	$ 19,316
Emerging Markets	1,981,526	3,332	140,069
Europe	1,941,341	8,808	434,751
Europe Capital Appreciation	541,464	-	21,573
Japan	222,012	-	113,565
Japan Smaller Companies	150,680	1,010	14,937
Latin America	526,950	10,834	90,368
Nordic	151,529	-	11,661
Pacific Basin	702,683	-	42,394
Southeast Asia	3,131,916	3,566	88,087

Annual Report

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Freedom Fund 2010 was the owner of record of approximately 10% of Europe. Fidelity Freedom Fund 2020 was the owner of record of approximately 19% and 15% of the total outstanding shares of Europe and Japan, respectively. Fidelity Freedom Fund 2030 was the owner of record of approximately 15% and 12% of the total outstanding shares of Europe and Japan, respectively. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 69% and 56% of the total outstanding shares of Europe and Japan, respectively. FMR or its affiliates were the owners of record of 22% of the total outstanding shares of Japan Smaller Companies.

11. Other Matters Regarding China Region, Emerging Markets, Europe, Europe Capital Appreciation and Latin America.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statements of Operations as an expense reduction.

12. Shareholder Meeting Results Regarding Europe and Nordic.

The proposal to merge Fidelity Nordic Fund into Fidelity Europe Fund did not receive the number of votes required for shareholder approval at the shareholder meeting on June 20, 2007. All expenses in connection with the proxy were paid by FMR.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of:

Fidelity Canada Fund,

Fidelity China Region Fund,

Fidelity Emerging Markets Fund,

Fidelity Europe Fund,

Fidelity Japan Fund,

Fidelity Japan Smaller Companies Fund,

Fidelity Latin America Fund,

Fidelity Nordic Fund,

Fidelity Pacific Basin Fund,

Fidelity Southeast Asia Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust) at October 31, 2007 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods then indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust (the Trust), including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund	12/10/07	12/07/07	$.403	$3.27
Fidelity China Region Fund	12/10/07	12/07/07	$.32	$4.53
Fidelity Emerging Markets Fund	12/10/07	12/07/07	$.19	$1.37
Fidelity Europe Fund	12/10/07	12/07/07	$.65	$3.08
Fidelity Europe Capital Appreciation Fund	12/10/07	12/07/07	$.56	$4.22
Fidelity Japan Fund	12/10/07	12/07/07	$.04	$2.39
Fidelity Japan Smaller Companies Fund	12/10/07	12/07/07	$.02	$0.21
Fidelity Latin America Fund	12/10/07	12/07/07	$.65	$1.72
Fidelity Nordic Fund	12/10/07	12/07/07	$1.73	$2.28
Fidelity Pacific Basin Fund	12/10/07	12/07/07	$.22	$3.88
Fidelity Southeast Asia Fund	12/10/07	12/07/07	$.28	$2.89

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Canada Fund	$190,207,109
Fidelity China Region Fund	$189,424,560
Fidelity Emerging Markets Fund	$254,680,914
Fidelity Europe Fund	$288,152,802
Fidelity Europe Capital Appreciation Fund	$121,926,688
Fidelity Japan Fund	$255,942,926
Fidelity Japan Smaller Companies Fund	$26,074,875
Fidelity Latin America Fund	$184,203,991
Fidelity Nordic Fund	$31,132,765
Fidelity Pacific Basin Fund	$141,641,758
Fidelity Southeast Asia Fund	$164,027,569

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

Fidelity Canada Fund	42%
Fidelity China Region Fund	36%
Fidelity Emerging Markets Fund	94%
Fidelity Europe Fund	42%
Fidelity Europe Capital Appreciation Fund	49%
Fidelity Japan Fund	84%
Fidelity Japan Smaller Companies Fund	100%
Fidelity Latin America Fund	100%
Fidelity Nordic Fund	100%
Fidelity Southeast Asia Fund	31%

Fidelity Pacific Basin designates 69% and 100% of the dividends distributed in December and September, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Annual Report

Distributions - continued

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund	12/04/06	$0.535	$0.0442
Fidelity China Region Fund	12/04/06	$0.328	$0.0382
Fidelity Emerging Markets Fund	12/11/06	$0.208	$0.0424
Fidelity Europe Fund	12/11/06	$0.504	$0.0346
Fidelity Europe Capital Appreciation Fund	12/11/06	$0.209	$0.0260
Fidelity Japan Fund	12/04/06	$0.020	$0.0104
Fidelity Japan Smaller Companies Fund	12/11/06	$0.020	$0.0097
Fidelity Latin America Fund	12/11/06	$0.579	$0.0747
	01/02/07	$0.027	$0.0000
Fidelity Nordic Fund	12/11/06	$0.347	$0.0566
Fidelity Pacific Basin Fund	12/11/06	$0.281	$0.0396
Fidelity Southeast Asia Fund	12/11/06	$0.360	$0.0471

The funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to each fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance (except Emerging Markets Fund, Europe Capital Appreciation Fund, Europe Fund and Japan Fund). The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare any of the funds' performance. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark"). (Canada Fund did not offer Advisor classes as of December 31, 2006.)

Fidelity Canada Fund

The Board stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return compared favorably to its benchmark. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Annual Report

Fidelity China Region Fund

The Board stated that the relative investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return compared favorably to its benchmark.

Fidelity Japan Smaller Companies Fund

The Board stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Latin America Fund

The Board stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown.

Fidelity Nordic Fund

The Board stated that the relative investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark.

Annual Report

Fidelity Pacific Basin Fund

The Board stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown.

Fidelity Southeast Asia Fund

The Board stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that each of Canada Fund's, Pacific Basin Fund's, and Southeast Asia Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance (Emerging Markets Fund and Europe Capital Appreciation Fund). The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for the one- and five-year periods and the first quartile for the three-year period. The Board also stated that the investment performance of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark.

Fidelity Europe Capital Appreciation Fund

Annual Report

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that Europe Capital Appreciation Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Investment Performance and Compliance (Europe Fund and Japan Fund). The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Fidelity Europe Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the third quartile for the one-year period, the second quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the investment performance of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark.

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how each fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" (and, for each of Europe Fund and Japan Fund, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons). The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 15% would mean that 85% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Annual Report

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Fidelity Nordic Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders of Pacific Basin Fund approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2001. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2001 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2002 through 2004 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Southeast Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Fidelity Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Europe Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as Europe Fund's, Europe Capital Appreciation Fund's, Japan Fund's, Pacific Basin Fund's and Southeast Asia Fund's positive performance adjustment, and Canada Fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in each fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of each fund's management contract, the Board approved amendments to each fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although Japan Smaller Companies Fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that Japan Smaller Companies Fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Fidelity Advisor

Canada Fund

Class A, Class T, Class B and Class C

Class A, Class T, Class B and Class C
are classes of Fidelity® Canada Fund

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	37.45%	31.52%	15.89%
Class T (incl. 3.50% sales charge) B	40.59%	32.12%	16.15%
Class B (incl. contingent deferred sales charge) C	40.26%	32.85%	16.53%
Class C (incl. contingent deferred sales charge) D	44.32%	32.99%	16.53%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 1%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund - Class T on October 31, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period. The initial offering of Class T took place on May 2, 2007. See above for additional information regarding the performance of Class T.

Annual Report

Management's Discussion of Fund Performance

Comments from Maxime Lemieux, Portfolio Manager of Fidelity Advisor Canada Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

For the 12 months that ended October 31, 2007, the fund (excluding sales charges) solidly beat the 43.24% gain of the S&P/TSX Composite Index. (For specific class-level performance results, please refer to the performance section of this report.) Despite an underweighting in the strong-performing energy and materials sectors, prudent stock selection within these and other sectors - notably technology - propelled the fund's return past that of the benchmark. Overweighted positions in technology firm Research In Motion, aluminum producer and takeover target Alcan, engineering firm SNC-Lavalin, T-shirt manufacturer Gildan Activewear and fertilizer giant Potash Corp. of Saskatchewan made these stocks top contributors. Owning only a small stake in poorly performing telecommunications equipment maker Nortel Networks also boosted relative returns. Conversely, we had disappointing results in financials, led by property and casualty insurer ING Canada and Bank of Montreal. Elsewhere, telecom services operator TELUS and gas and convenience store owner Alimentation Couche-Tard also detracted. Underweighting strong-performing telecom services operator BCE, which is in the process of being acquired, and not owning nickel producer and index component LionOre, which was taken over during the period, also dampened returns.

Note to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2007, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Canada

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007) for the Canada class and for the entire period (May 2, 2007 to October 31, 2007) for Class A, Class T, Class B, Class C, and Institutional Class.

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,299.30	$ 7.09
HypotheticalA	$ 1,000.00	$ 1,019.00	$ 6.26
Class T
Actual	$ 1,000.00	$ 1,298.00	$ 8.53
HypotheticalA	$ 1,000.00	$ 1,017.74	$ 7.53
Classs B
Actual	$ 1,000.00	$ 1,294.10	$ 11.50
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Class C
Actual	$ 1,000.00	$ 1,294.60	$ 11.45
HypotheticalA	$ 1,000.00	$ 1,015.17	$ 10.11
Canada
Actual	$ 1,000.00	$ 1,318.80	$ 5.61
HypotheticalA	$ 1,000.00	$ 1,020.37	$ 4.89
Institutional Class
Actual	$ 1,000.00	$ 1,300.90	$ 5.83
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.14

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for the Canada class and multiplied by 183/365 (to reflect the period May 2, 2007 to October 31, 2007) for Class A, Class T, Class B, Class C, and Institutional Class.

Annual Report

Annualized Expense Ratio
Class A	1.23%
Class T	1.48%
Class B	2.00%
Class C	1.99%
Canada	.96%
Institutional Class	1.01%

Annual Report

Canada

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Canada	94.9%
United States of America	5.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Canada	96.5%
United States of America	3.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.1	97.7
Short-Term Investments and Net Other Assets	3.9	2.3
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Research In Motion Ltd. (Communications Equipment)	4.8	2.6
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.7	3.6
Manulife Financial Corp. (Insurance)	4.5	5.0
Royal Bank of Canada (Commercial Banks)	4.0	4.7
Toronto-Dominion Bank (Commercial Banks)	3.9	4.5
Potash Corp. of Saskatchewan, Inc. (Chemicals)	3.7	2.5
SNC-Lavalin Group, Inc. (Construction & Engineering)	3.6	1.3
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	3.5	3.1
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	3.4	3.1
EnCana Corp. (Oil, Gas & Consumable Fuels)	3.2	3.2
	39.3
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	25.6	26.8
Financials	23.7	29.7
Materials	10.9	9.5
Industrials	10.3	8.0
Information Technology	9.5	5.9
Consumer Discretionary	6.3	7.6
Telecommunication Services	6.3	6.6
Consumer Staples	3.4	3.6
Health Care	0.1	0.0

Annual Report

Canada

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares		Value
CONSUMER DISCRETIONARY - 6.3%
Hotels, Restaurants & Leisure - 0.7%
Great Canadian Gaming Corp. (a)	1,100,000		$ 16,310,104
Tim Hortons, Inc.	500,000		18,950,000
			35,260,104
Media - 3.0%
Aeroplan Income Fund	718,200		17,038,424
Aeroplan Income Fund (a)(e)	31,800		754,416
Astral Media, Inc. Class A (non-vtg.)	200,000		9,540,352
Corus Entertainment, Inc. Class B (non-vtg.)	550,000		28,979,559
Quebecor, Inc. Class B (sub. vtg.)	975,000		42,337,429
Yellow Pages Income Fund	3,200,000		48,464,308
			147,114,488
Multiline Retail - 0.5%
Canadian Tire Corp. Ltd. Class A (non-vtg.)	275,000		25,309,786
Textiles, Apparel & Luxury Goods - 2.1%
Gildan Activewear, Inc. (a)	2,250,000		103,063,440
TOTAL CONSUMER DISCRETIONARY			310,747,818
CONSUMER STAPLES - 3.4%
Food & Staples Retailing - 2.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,250,000		27,179,093
Metro, Inc. Class A (sub. vtg.)	725,000		27,281,561
Shoppers Drug Mart Corp.	1,250,000		73,316,035
			127,776,689
Food Products - 0.8%
Saskatchewan Wheat Pool, Inc. (a)	1,826,500		24,702,823
Saskatchewan Wheat Pool, Inc. (a)(e)	1,273,500		17,223,676
			41,926,499
TOTAL CONSUMER STAPLES			169,703,188
ENERGY - 25.6%
Energy Equipment & Services - 0.6%
CCS Income Trust	500,000		23,935,607
Flint Energy Services Ltd. (a)	250,000		6,441,961
Savanna Energy Services Corp.	140,000		2,367,931
			32,745,499
Oil, Gas & Consumable Fuels - 25.0%
AltaGas Income Trust	700,000		19,868,672
Cameco Corp.	1,000,000		49,300,996
Canadian Natural Resources Ltd.	2,100,000		174,725,694
Canadian Oil Sands Trust	1,700,000		62,476,170
Duvernay Oil Corp. (a)	350,000		12,644,037
EnCana Corp.	2,250,000		157,514,298
Galleon Energy, Inc. (a)(e)	100,000		1,524,042
Galleon Energy, Inc. Class A (a)	700,000		10,668,291
Husky Energy, Inc.	1,400,000		65,284,897
Keyera Facilities Income Fund	1,000,000		17,729,295

	Shares		Value
Nexen, Inc.	1,250,000		$ 42,350,667
Niko Resources Ltd.	475,000		53,224,952
Niko Resources Ltd. (e)	20,000		2,241,051
Petro-Canada	1,232,900		71,164,001
Suncor Energy, Inc.	2,100,000		230,083,669
Talisman Energy, Inc.	3,200,000		69,747,935
TransCanada Corp.	3,700,000		157,451,811
Uranium One, Inc. (a)	1,550,000		17,220,398
Valero Energy Corp.	280,000		19,720,400
			1,234,941,276
TOTAL ENERGY			1,267,686,775
FINANCIALS - 23.7%
Capital Markets - 0.6%
CI Financial Income Fund	950,000		28,604,639
Commercial Banks - 12.9%
Bank of Montreal	2,300,000		153,463,249
Canadian Imperial Bank of Commerce	450,000		48,612,582
National Bank of Canada	800,000		46,303,749
Royal Bank of Canada	3,350,000		198,828,638
Toronto-Dominion Bank	2,550,000		192,694,874
			639,903,092
Diversified Financial Services - 0.8%
Onex Corp. (sub. vtg.)	425,000		17,887,630
TSX Group, Inc.	375,000		20,231,413
			38,119,043
Insurance - 7.3%
ING Canada, Inc.	570,000		27,165,855
Manulife Financial Corp.	4,750,000		222,307,244
Power Corp. of Canada (sub. vtg.)	1,200,000		51,497,564
Sun Life Financial, Inc.	1,000,000		58,133,870
			359,104,533
Real Estate Management & Development - 2.1%
Brookfield Asset Management, Inc. Class A	1,850,000		75,610,570
Brookfield Properties Corp.	1,250,000		31,212,508
			106,823,078
TOTAL FINANCIALS			1,172,554,385
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Noveko International, Inc. (a)	834,000		6,085,850
INDUSTRIALS - 10.3%
Aerospace & Defense - 2.9%
Bombardier, Inc. Class B (sub. vtg.) (a)	16,275,000		96,526,160
Common Stocks - continued
	Shares		Value
INDUSTRIALS - continued
Aerospace & Defense - continued
CAE, Inc.	3,300,000		$ 44,526,583
Mecachrome International, Inc. (a)(e)	400,000		5,380,216
			146,432,959
Commercial Services & Supplies - 0.4%
Garda World Security Corp. (a)	950,000		18,321,860
Construction & Engineering - 3.6%
SNC-Lavalin Group, Inc.	3,450,000		178,748,146
Machinery - 0.2%
Bucyrus International, Inc. Class A	100,000		8,250,000
Road & Rail - 1.9%
Canadian National Railway Co.	1,300,000		72,958,060
Canadian Pacific Railway Ltd.	150,000		10,561,322
TransForce Income Fund	844,237		9,450,948
			92,970,330
Trading Companies & Distributors - 1.3%
Finning International, Inc.	1,900,000		65,399,280
TOTAL INDUSTRIALS			510,122,575
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 5.0%
Nortel Networks Corp. (a)	550,000		8,877,357
Research In Motion Ltd. (a)	1,900,000		236,569,016
			245,446,373
Electronic Equipment & Instruments - 0.2%
Miranda Technologies, Inc. (a)	613,700		6,629,676
Miranda Technologies, Inc. (a)(e)	186,300		2,012,561
			8,642,237
Internet Software & Services - 2.6%
Google, Inc. Class A (sub. vtg.) (a)	150,000		106,050,000
Open Text Corp. (a)(d)	675,000		21,096,431
			127,146,431
IT Services - 0.6%
CGI Group, Inc. Class A (sub. vtg.) (a)	2,000,000		22,791,781
Emergis, Inc. (a)	700,000		5,552,849
			28,344,630
Semiconductors & Semiconductor Equipment - 0.2%
Broadcom Corp. Class A (a)	250,000		8,137,500
Tundra Semiconductor Corp. Ltd. (a)	355,000		1,928,776
			10,066,276

	Shares		Value
Software - 0.9%
Cognos, Inc. (a)	350,000		$ 17,615,501
MacDonald Dettwiler & Associates Ltd. (a)	625,000		29,787,121
			47,402,622
TOTAL INFORMATION TECHNOLOGY			467,048,569
MATERIALS - 10.9%
Chemicals - 3.7%
Potash Corp. of Saskatchewan, Inc.	1,470,000		180,545,409
Metals & Mining - 7.2%
Aber Diamond Corp.	450,000		19,797,712
Barrick Gold Corp.	1,100,000		48,930,311
Eldorado Gold Corp. (a)	350,000		2,442,809
First Quantum Minerals Ltd.	50,000		5,384,982
Fording Canadian Coal Trust	400,000		14,666,384
Goldcorp, Inc.	2,850,000		100,302,372
Kinross Gold Corp. (a)	3,800,000		75,178,988
Shore Gold, Inc. (a)	3,000,000		14,456,683
Teck Cominco Ltd. Class B (sub. vtg.)	600,000		30,063,546
US Gold Corp. (a)	1,100,000		5,137,000
US Gold Corp. warrants 2/22/11 (a)(f)	200,000		324,084
Yamana Gold, Inc. (d)	2,750,000		41,474,264
			358,159,135
TOTAL MATERIALS			538,704,544
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 2.6%
BCE, Inc.	650,000		28,397,056
TELUS Corp. (non-vtg.)	1,725,000		100,463,620
			128,860,676
Wireless Telecommunication Services - 3.7%
American Tower Corp. Class A (a)	325,000		14,358,500
Rogers Communications, Inc. Class B (non-vtg.)	3,250,000		165,701,123
			180,059,623
TOTAL TELECOMMUNICATION SERVICES			308,920,299
TOTAL COMMON STOCKS (Cost $2,920,644,814)		4,751,574,003
Government Obligations - 2.6%
		Principal Amount
Canadian Government Treasury Bills yield at date of purchase 3.9104% to 4.5618% 11/1/07 to 2/7/08 (Cost $119,603,328)	CAD	$ 121,450,000	127,806,224
Money Market Funds - 2.9%
	Shares		Value
Fidelity Cash Central Fund, 4.97% (b)	129,652,562		$ 129,652,562
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	15,247,500		15,247,500
TOTAL MONEY MARKET FUNDS (Cost $144,900,062)		144,900,062
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $3,185,148,204)			5,024,280,289
NET OTHER ASSETS - (1.6)%			(81,336,082)
NET ASSETS - 100%		$ 4,942,944,207
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,135,962 or 0.6% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $324,084 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 98,359
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,233,641
Fidelity Securities Lending Cash Central Fund	4,436,261
Total	$ 7,669,902
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
WestJet Airlines Ltd.	$ 3,582,328	$ 281,310	$ 5,177,899	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $15,071,263) - See accompanying schedule: Unaffiliated issuers (cost $3,040,248,142)	$ 4,879,380,227
Fidelity Central Funds (cost $144,900,062)	144,900,062
Total Investments (cost $3,185,148,204)		$ 5,024,280,289
Cash		54,573
Foreign currency held at value (cost $2,187,024)		2,190,556
Receivable for investments sold		11,913,945
Receivable for fund shares sold		24,997,924
Dividends receivable		4,574,014
Distributions receivable from Fidelity Central Funds		817,046
Prepaid expenses		1,281
Other receivables		182,735
Total assets		5,069,012,363

Liabilities
Payable for investments purchased	$ 103,381,374
Payable for fund shares redeemed	3,704,968
Accrued management fee	2,706,784
Distribution fees payable	16,777
Other affiliated payables	826,650
Other payables and accrued expenses	184,103
Collateral on securities loaned, at value	15,247,500
Total liabilities		126,068,156

Net Assets		$ 4,942,944,207
Net Assets consist of:
Paid in capital		$ 2,817,566,476
Undistributed net investment income		26,450,845
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		259,628,185
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,839,298,701
Net Assets		$ 4,942,944,207

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,911,606 ÷ 298,051 shares)	$ 70.16

Maximum offering price per share (100/94.25 of $70.16)	$ 74.44
Class T: Net Asset Value and redemption price per share ($14,522,231 ÷ 207,194 shares)	$ 70.09

Maximum offering price per share (100/96.50 of $70.09)	$ 72.63
Class B: Net Asset Value and offering price per share ($4,078,099 ÷ 58,354.4 shares)A	$ 69.88

Class C: Net Asset Value and offering price per share ($8,751,799 ÷ 125,182 shares)A	$ 69.91

Canada: Net Asset Value, offering price and redemption price per share ($4,890,616,915 ÷ 69,617,220 shares)	$ 70.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,063,557 ÷ 57,844 shares)	$ 70.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 64,656,558
Interest		3,366,629
Income from Fidelity Central Funds (including $4,436,261 from security lending)		7,669,902
		75,693,089
Less foreign taxes withheld		(9,150,807)
Total income		66,542,282

Expenses
Management fee Basic fee	$ 25,043,384
Performance adjustment	(579,460)
Transfer agent fees	7,412,777
Distribution fees	39,582
Accounting and security lending fees	1,426,984
Custodian fees and expenses	200,450
Independent trustees' compensation	11,897
Registration fees	222,934
Audit	84,068
Legal	33,081
Interest	36,171
Miscellaneous	119,526
Total expenses before reductions	34,051,394
Expense reductions	(687,313)	33,364,081
Net investment income (loss)		33,178,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	271,498,118
Other affiliated issuers	1,297,868
Foreign currency transactions	(518,962)
Total net realized gain (loss)		272,277,024
Change in net unrealized appreciation (depreciation) on: Investment securities	1,120,584,615
Assets and liabilities in foreign currencies	134,640
Total change in net unrealized appreciation (depreciation)		1,120,719,255
Net gain (loss)		1,392,996,279
Net increase (decrease) in net assets resulting from operations		$ 1,426,174,480

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 33,178,201	$ 19,732,045
Net realized gain (loss)	272,277,024	70,228,167
Change in net unrealized appreciation (depreciation)	1,120,719,255	455,286,136
Net increase (decrease) in net assets resulting from operations	1,426,174,480	545,246,348
Distributions to shareholders from net investment income	(22,989,617)	(7,430,512)
Distributions to shareholders from net realized gain	(65,775,827)	(464,413)
Total distributions	(88,765,444)	(7,894,925)
Share transactions - net increase (decrease)	467,056,549	875,768,447
Redemption fees	1,551,369	1,291,008
Total increase (decrease) in net assets	1,806,016,954	1,414,410,878

Net Assets
Beginning of period	3,136,927,253	1,722,516,375
End of period (including undistributed net investment income of $26,450,845 and undistributed net investment income of $17,032,665, respectively)	$ 4,942,944,207	$ 3,136,927,253

Financial Highlights - Class A

Years ended October 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.19
Net realized and unrealized gain (loss)	15.96
Total from investment operations	16.15
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 70.16
Total Return B, C, D	29.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.23% A
Expenses net of fee waivers, if any	1.23% A
Expenses net of all reductions	1.22% A
Net investment income (loss)	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,912
Portfolio turnover rate G	42%

AAnnualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	15.99
Total from investment operations	16.08
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 70.09
Total Return B, C, D	29.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.48% A
Expenses net of fee waivers, if any	1.48% A
Expenses net of all reductions	1.47% A
Net investment income (loss)	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,522
Portfolio turnover rate G	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended October 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	15.93
Total from investment operations	15.87
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 69.88
Total Return B, C, D	29.41%
Ratios to Average Net Assets F, I
Expenses before reductions	2.00% A
Expenses net of fee waivers, if any	2.00% A
Expenses net of all reductions	1.99% A
Net investment income (loss)	(.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,078
Portfolio turnover rate G	42%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	15.94
Total from investment operations	15.90
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 69.91
Total Return B, C, D	29.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.99% A
Expenses net of fee waivers, if any	1.99% A
Expenses net of all reductions	1.97% A
Net investment income (loss)	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,752
Portfolio turnover rate G	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Canada

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 49.48	$ 39.14	$ 31.87	$ 25.13	$ 17.52
Income from Investment Operations
Net investment income (loss) B	.52	.34	.20	.10	.05
Net realized and unrealized gain (loss)	21.62	10.15	7.12	6.74	7.58
Total from investment operations	22.14	10.49	7.32	6.84	7.63
Distributions from net investment income	(.36)	(.16)	(.08)	(.13)	(.04)
Distributions from net realized gain	(1.03)	(.01)	-	-	-
Total distributions	(1.39)	(.17)	(.08)	(.13)	(.04)
Redemption fees added to paid in capital B	.02	.02	.03	.03	.02
Net asset value, end of period	$ 70.25	$ 49.48	$ 39.14	$ 31.87	$ 25.13
Total Return A	46.03%	26.93%	23.11%	27.45%	43.75%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	1.00%	1.08%	1.20%	1.42%
Expenses net of fee waivers, if any	.96%	1.00%	1.08%	1.20%	1.42%
Expenses net of all reductions	.94%	.97%	1.04%	1.15%	1.37%
Net investment income (loss)	.94%	.74%	.55%	.34%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,890,617	$ 3,136,927	$ 1,722,516	$ 413,319	$ 167,205
Portfolio turnover rate D	42%	50%	24%	47%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.25
Net realized and unrealized gain (loss)	15.99
Total from investment operations	16.24
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 70.25
Total Return B, C	30.09%
Ratios to Average Net Assets E, H
Expenses before reductions	1.01% A
Expenses net of fee waivers, if any	1.01% A
Expenses net of all reductions	.99% A
Net investment income (loss)	.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,064
Portfolio turnover rate F	42%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C, and Institutional Class shares and the existing class was designated Canada on May 2, 2007. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.
Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,850,820,017
Unrealized depreciation	(19,377,264)
Net unrealized appreciation (depreciation)	1,831,442,753
Undistributed ordinary income	67,424,056
Undistributed long-term capital gain	190,207,109

Cost for federal income tax purposes	$ 3,192,837,536

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 44,702,026	$ 7,894,925
Long-term Capital Gains	44,063,418	-
Total	$ 88,765,444	$ 7,894,925

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

Canada

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,761,898,540 and $1,447,644,407, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Canada as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 5,970	$ 482
Class T	.25%	.25%	10,734	-
Class B	.75%	.25%	9,698	7,368
Class C	.75%	.25%	13,180	10,333
			$ 39,582	$ 18,183

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 50,862
Class T	9,963
Class B*	37,782
Class C*	1,134
$ 99,741

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Canada. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Canada shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 5,269.22
Class T	4,782.22
Class B	2,280.23
Class C	3,048.23
Canada	7,395,989.21
Institutional Class	1,409.24
	$ 7,412,777

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $308 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,734,333	5.28%	$ 36,171

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7,075 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities

Annual Report

Canada

Notes to Financial Statements - continued

8. Security Lending - continued

loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Canada's operating expenses. During the period, this reimbursement reduced Canada's expenses by $60,108.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $472,386 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $13,107. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Canada	$ 100,637

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Canada	$ 22,989,617	$ 7,430,512
From net realized gain
Canada	$ 65,775,827	$ 464,413

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares A		Dollars A
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	308,956	-	$ 19,422,841	$ -
Shares redeemed	(10,905)	-	(645,019)	-
Net increase (decrease)	298,051	-	$ 18,777,822	$ -
Class T
Shares sold	208,648	-	$ 12,838,431	$ -
Shares redeemed	(1,454)	-	(89,047)	-
Net increase (decrease)	207,194	-	$ 12,749,384	$ -
Classs B
Shares sold	110,050	-	$ 6,654,427	$ -
Shares redeemed	(51,696)	-	(3,069,986)	-
Net increase (decrease)	58,354	-	$ 3,584,441	$ -
Class C
Shares sold	134,518	-	$ 8,317,609	$ -
Shares redeemed	(9,336)	-	(570,425)	-
Net increase (decrease)	125,182	-	$ 7,747,184	$ -
Canada
Shares sold	32,853,429	39,925,341	$ 1,882,759,894	$ 1,811,356,216
Reinvestment of distributions	1,757,370	181,418	85,654,201	7,617,749
Shares redeemed	(28,386,777)	(20,723,860)	(1,547,811,990)	(943,205,518)
Net increase (decrease)	6,224,022	19,382,899	$ 420,602,105	$ 875,768,447
Institutional Class
Shares sold	61,781	-	$ 3,830,515	$ -
Shares redeemed	(3,937)	-	(234,902)	-
Net increase (decrease)	57,844	-	$ 3,595,613	$ -

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods then indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/07	12/07/07	$0.412	$3.27
Class T	12/10/07	12/07/07	$0.328	$3.27
Class B	12/10/07	12/07/07	$0.138	$3.27
Class C	12/10/07	12/07/07	$0.27	$3.27

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $190,207,109, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark"). (Canada Fund did not offer Advisor classes as of December 31, 2006.)

Fidelity Canada Fund

The Board stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return compared favorably to its benchmark. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

ACAN-UANN-1207
1.843164.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity Advisor

Canada Fund

Institutional Class

Institutional Class is a class of
Fidelity® Canada Fund

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Canada Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class'dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	46.03%	33.12%	16.59%

A The initial offering of Institutional Class shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Canada, the original retail class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund - Institutional Class on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period. The inital offering of Institutional Class took place on May 2, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from Maxime Lemieux, Portfolio Manager of Fidelity Advisor Canada Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index-a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

For the 12 months that ended October 31, 2007, the fund solidly beat the 43.24% gain of the S&P/TSX Composite Index. (For specific class-level performance results, please refer to the performance section of this report.) Despite an underweighting in the strong-performing energy and materials sectors, prudent stock selection within these and other sectors - notably technology - propelled the fund's return past that of the benchmark. Overweighted positions in technology firm Research In Motion, aluminum producer and takeover target Alcan, engineering firm SNC-Lavalin, T-shirt manufacturer Gildan Activewear and fertilizer giant Potash Corp. of Saskatchewan made these stocks top contributors. Owning only a small stake in poorly performing telecommunications equipment maker Nortel Networks also boosted relative returns. Conversely, we had disappointing results in financials, led by property and casualty insurer ING Canada and Bank of Montreal. Elsewhere, telecom services operator TELUS, and gas and convenience store owner Alimentation Couche-Tard also detracted. Underweighting strong-performing telecom services operator BCE, which is in the process of being acquired, and not owning nickel producer and index component LionOre, which was taken over during the period, also dampened returns.

Note to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2007, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Canada

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007) for the Canada class and for the entire period (May 2, 2007 to October 31, 2007) for Class A, Class T, Class B, Class C, and Institutional Class.

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,299.30	$ 7.09
HypotheticalA	$ 1,000.00	$ 1,019.00	$ 6.26
Class T
Actual	$ 1,000.00	$ 1,298.00	$ 8.53
HypotheticalA	$ 1,000.00	$ 1,017.74	$ 7.53
Classs B
Actual	$ 1,000.00	$ 1,294.10	$ 11.50
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Class C
Actual	$ 1,000.00	$ 1,294.60	$ 11.45
HypotheticalA	$ 1,000.00	$ 1,015.17	$ 10.11
Canada
Actual	$ 1,000.00	$ 1,318.80	$ 5.61
HypotheticalA	$ 1,000.00	$ 1,020.37	$ 4.89
Institutional Class
Actual	$ 1,000.00	$ 1,300.90	$ 5.83
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.14

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for the Canada class and multiplied by 183/365 (to reflect the period May 2, 2007 to October 31, 2007) for Class A, Class T, Class B, Class C, and Institutional Class.

Annual Report

Annualized Expense Ratio
Class A	1.23%
Class T	1.48%
Class B	2.00%
Class C	1.99%
Canada	.96%
Institutional Class	1.01%

Annual Report

Canada

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Canada	94.9%
United States of America	5.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Canada	96.5%
United States of America	3.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.1	97.7
Short-Term Investments and Net Other Assets	3.9	2.3
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Research In Motion Ltd. (Communications Equipment)	4.8	2.6
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.7	3.6
Manulife Financial Corp. (Insurance)	4.5	5.0
Royal Bank of Canada (Commercial Banks)	4.0	4.7
Toronto-Dominion Bank (Commercial Banks)	3.9	4.5
Potash Corp. of Saskatchewan, Inc. (Chemicals)	3.7	2.5
SNC-Lavalin Group, Inc. (Construction & Engineering)	3.6	1.3
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	3.5	3.1
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	3.4	3.1
EnCana Corp. (Oil, Gas & Consumable Fuels)	3.2	3.2
	39.3
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	25.6	26.8
Financials	23.7	29.7
Materials	10.9	9.5
Industrials	10.3	8.0
Information Technology	9.5	5.9
Consumer Discretionary	6.3	7.6
Telecommunication Services	6.3	6.6
Consumer Staples	3.4	3.6
Health Care	0.1	0.0

Annual Report

Canada

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares		Value
CONSUMER DISCRETIONARY - 6.3%
Hotels, Restaurants & Leisure - 0.7%
Great Canadian Gaming Corp. (a)	1,100,000		$ 16,310,104
Tim Hortons, Inc.	500,000		18,950,000
			35,260,104
Media - 3.0%
Aeroplan Income Fund	718,200		17,038,424
Aeroplan Income Fund (a)(e)	31,800		754,416
Astral Media, Inc. Class A (non-vtg.)	200,000		9,540,352
Corus Entertainment, Inc. Class B (non-vtg.)	550,000		28,979,559
Quebecor, Inc. Class B (sub. vtg.)	975,000		42,337,429
Yellow Pages Income Fund	3,200,000		48,464,308
			147,114,488
Multiline Retail - 0.5%
Canadian Tire Corp. Ltd. Class A (non-vtg.)	275,000		25,309,786
Textiles, Apparel & Luxury Goods - 2.1%
Gildan Activewear, Inc. (a)	2,250,000		103,063,440
TOTAL CONSUMER DISCRETIONARY			310,747,818
CONSUMER STAPLES - 3.4%
Food & Staples Retailing - 2.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,250,000		27,179,093
Metro, Inc. Class A (sub. vtg.)	725,000		27,281,561
Shoppers Drug Mart Corp.	1,250,000		73,316,035
			127,776,689
Food Products - 0.8%
Saskatchewan Wheat Pool, Inc. (a)	1,826,500		24,702,823
Saskatchewan Wheat Pool, Inc. (a)(e)	1,273,500		17,223,676
			41,926,499
TOTAL CONSUMER STAPLES			169,703,188
ENERGY - 25.6%
Energy Equipment & Services - 0.6%
CCS Income Trust	500,000		23,935,607
Flint Energy Services Ltd. (a)	250,000		6,441,961
Savanna Energy Services Corp.	140,000		2,367,931
			32,745,499
Oil, Gas & Consumable Fuels - 25.0%
AltaGas Income Trust	700,000		19,868,672
Cameco Corp.	1,000,000		49,300,996
Canadian Natural Resources Ltd.	2,100,000		174,725,694
Canadian Oil Sands Trust	1,700,000		62,476,170
Duvernay Oil Corp. (a)	350,000		12,644,037
EnCana Corp.	2,250,000		157,514,298
Galleon Energy, Inc. (a)(e)	100,000		1,524,042
Galleon Energy, Inc. Class A (a)	700,000		10,668,291
Husky Energy, Inc.	1,400,000		65,284,897
Keyera Facilities Income Fund	1,000,000		17,729,295

	Shares		Value
Nexen, Inc.	1,250,000		$ 42,350,667
Niko Resources Ltd.	475,000		53,224,952
Niko Resources Ltd. (e)	20,000		2,241,051
Petro-Canada	1,232,900		71,164,001
Suncor Energy, Inc.	2,100,000		230,083,669
Talisman Energy, Inc.	3,200,000		69,747,935
TransCanada Corp.	3,700,000		157,451,811
Uranium One, Inc. (a)	1,550,000		17,220,398
Valero Energy Corp.	280,000		19,720,400
			1,234,941,276
TOTAL ENERGY			1,267,686,775
FINANCIALS - 23.7%
Capital Markets - 0.6%
CI Financial Income Fund	950,000		28,604,639
Commercial Banks - 12.9%
Bank of Montreal	2,300,000		153,463,249
Canadian Imperial Bank of Commerce	450,000		48,612,582
National Bank of Canada	800,000		46,303,749
Royal Bank of Canada	3,350,000		198,828,638
Toronto-Dominion Bank	2,550,000		192,694,874
			639,903,092
Diversified Financial Services - 0.8%
Onex Corp. (sub. vtg.)	425,000		17,887,630
TSX Group, Inc.	375,000		20,231,413
			38,119,043
Insurance - 7.3%
ING Canada, Inc.	570,000		27,165,855
Manulife Financial Corp.	4,750,000		222,307,244
Power Corp. of Canada (sub. vtg.)	1,200,000		51,497,564
Sun Life Financial, Inc.	1,000,000		58,133,870
			359,104,533
Real Estate Management & Development - 2.1%
Brookfield Asset Management, Inc. Class A	1,850,000		75,610,570
Brookfield Properties Corp.	1,250,000		31,212,508
			106,823,078
TOTAL FINANCIALS			1,172,554,385
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Noveko International, Inc. (a)	834,000		6,085,850
INDUSTRIALS - 10.3%
Aerospace & Defense - 2.9%
Bombardier, Inc. Class B (sub. vtg.) (a)	16,275,000		96,526,160
Common Stocks - continued
	Shares		Value
INDUSTRIALS - continued
Aerospace & Defense - continued
CAE, Inc.	3,300,000		$ 44,526,583
Mecachrome International, Inc. (a)(e)	400,000		5,380,216
			146,432,959
Commercial Services & Supplies - 0.4%
Garda World Security Corp. (a)	950,000		18,321,860
Construction & Engineering - 3.6%
SNC-Lavalin Group, Inc.	3,450,000		178,748,146
Machinery - 0.2%
Bucyrus International, Inc. Class A	100,000		8,250,000
Road & Rail - 1.9%
Canadian National Railway Co.	1,300,000		72,958,060
Canadian Pacific Railway Ltd.	150,000		10,561,322
TransForce Income Fund	844,237		9,450,948
			92,970,330
Trading Companies & Distributors - 1.3%
Finning International, Inc.	1,900,000		65,399,280
TOTAL INDUSTRIALS			510,122,575
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 5.0%
Nortel Networks Corp. (a)	550,000		8,877,357
Research In Motion Ltd. (a)	1,900,000		236,569,016
			245,446,373
Electronic Equipment & Instruments - 0.2%
Miranda Technologies, Inc. (a)	613,700		6,629,676
Miranda Technologies, Inc. (a)(e)	186,300		2,012,561
			8,642,237
Internet Software & Services - 2.6%
Google, Inc. Class A (sub. vtg.) (a)	150,000		106,050,000
Open Text Corp. (a)(d)	675,000		21,096,431
			127,146,431
IT Services - 0.6%
CGI Group, Inc. Class A (sub. vtg.) (a)	2,000,000		22,791,781
Emergis, Inc. (a)	700,000		5,552,849
			28,344,630
Semiconductors & Semiconductor Equipment - 0.2%
Broadcom Corp. Class A (a)	250,000		8,137,500
Tundra Semiconductor Corp. Ltd. (a)	355,000		1,928,776
			10,066,276

	Shares		Value
Software - 0.9%
Cognos, Inc. (a)	350,000		$ 17,615,501
MacDonald Dettwiler & Associates Ltd. (a)	625,000		29,787,121
			47,402,622
TOTAL INFORMATION TECHNOLOGY			467,048,569
MATERIALS - 10.9%
Chemicals - 3.7%
Potash Corp. of Saskatchewan, Inc.	1,470,000		180,545,409
Metals & Mining - 7.2%
Aber Diamond Corp.	450,000		19,797,712
Barrick Gold Corp.	1,100,000		48,930,311
Eldorado Gold Corp. (a)	350,000		2,442,809
First Quantum Minerals Ltd.	50,000		5,384,982
Fording Canadian Coal Trust	400,000		14,666,384
Goldcorp, Inc.	2,850,000		100,302,372
Kinross Gold Corp. (a)	3,800,000		75,178,988
Shore Gold, Inc. (a)	3,000,000		14,456,683
Teck Cominco Ltd. Class B (sub. vtg.)	600,000		30,063,546
US Gold Corp. (a)	1,100,000		5,137,000
US Gold Corp. warrants 2/22/11 (a)(f)	200,000		324,084
Yamana Gold, Inc. (d)	2,750,000		41,474,264
			358,159,135
TOTAL MATERIALS			538,704,544
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 2.6%
BCE, Inc.	650,000		28,397,056
TELUS Corp. (non-vtg.)	1,725,000		100,463,620
			128,860,676
Wireless Telecommunication Services - 3.7%
American Tower Corp. Class A (a)	325,000		14,358,500
Rogers Communications, Inc. Class B (non-vtg.)	3,250,000		165,701,123
			180,059,623
TOTAL TELECOMMUNICATION SERVICES			308,920,299
TOTAL COMMON STOCKS (Cost $2,920,644,814)		4,751,574,003
Government Obligations - 2.6%
		Principal Amount
Canadian Government Treasury Bills yield at date of purchase 3.9104% to 4.5618% 11/1/07 to 2/7/08 (Cost $119,603,328)	CAD	$ 121,450,000	127,806,224
Money Market Funds - 2.9%
	Shares		Value
Fidelity Cash Central Fund, 4.97% (b)	129,652,562		$ 129,652,562
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	15,247,500		15,247,500
TOTAL MONEY MARKET FUNDS (Cost $144,900,062)		144,900,062
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $3,185,148,204)			5,024,280,289
NET OTHER ASSETS - (1.6)%			(81,336,082)
NET ASSETS - 100%		$ 4,942,944,207
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,135,962 or 0.6% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $324,084 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 98,359
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,233,641
Fidelity Securities Lending Cash Central Fund	4,436,261
Total	$ 7,669,902
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
WestJet Airlines Ltd.	$ 3,582,328	$ 281,310	$ 5,177,899	$ -	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $15,071,263) - See accompanying schedule: Unaffiliated issuers (cost $3,040,248,142)	$ 4,879,380,227
Fidelity Central Funds (cost $144,900,062)	144,900,062
Total Investments (cost $3,185,148,204)		$ 5,024,280,289
Cash		54,573
Foreign currency held at value (cost $2,187,024)		2,190,556
Receivable for investments sold		11,913,945
Receivable for fund shares sold		24,997,924
Dividends receivable		4,574,014
Distributions receivable from Fidelity Central Funds		817,046
Prepaid expenses		1,281
Other receivables		182,735
Total assets		5,069,012,363

Liabilities
Payable for investments purchased	$ 103,381,374
Payable for fund shares redeemed	3,704,968
Accrued management fee	2,706,784
Distribution fees payable	16,777
Other affiliated payables	826,650
Other payables and accrued expenses	184,103
Collateral on securities loaned, at value	15,247,500
Total liabilities		126,068,156

Net Assets		$ 4,942,944,207
Net Assets consist of:
Paid in capital		$ 2,817,566,476
Undistributed net investment income		26,450,845
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		259,628,185
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,839,298,701
Net Assets		$ 4,942,944,207

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,911,606 ÷ 298,051 shares)	$ 70.16

Maximum offering price per share (100/94.25 of $70.16)	$ 74.44
Class T: Net Asset Value and redemption price per share ($14,522,231 ÷ 207,194 shares)	$ 70.09

Maximum offering price per share (100/96.50 of $70.09)	$ 72.63
Class B: Net Asset Value and offering price per share ($4,078,099 ÷ 58,354.4 shares)A	$ 69.88

Class C: Net Asset Value and offering price per share ($8,751,799 ÷ 125,182 shares)A	$ 69.91

Canada: Net Asset Value, offering price and redemption price per share ($4,890,616,915 ÷ 69,617,220 shares)	$ 70.25

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,063,557 ÷ 57,844 shares)	$ 70.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 64,656,558
Interest		3,366,629
Income from Fidelity Central Funds (including $4,436,261 from security lending)		7,669,902
		75,693,089
Less foreign taxes withheld		(9,150,807)
Total income		66,542,282

Expenses
Management fee Basic fee	$ 25,043,384
Performance adjustment	(579,460)
Transfer agent fees	7,412,777
Distribution fees	39,582
Accounting and security lending fees	1,426,984
Custodian fees and expenses	200,450
Independent trustees' compensation	11,897
Registration fees	222,934
Audit	84,068
Legal	33,081
Interest	36,171
Miscellaneous	119,526
Total expenses before reductions	34,051,394
Expense reductions	(687,313)	33,364,081
Net investment income (loss)		33,178,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	271,498,118
Other affiliated issuers	1,297,868
Foreign currency transactions	(518,962)
Total net realized gain (loss)		272,277,024
Change in net unrealized appreciation (depreciation) on: Investment securities	1,120,584,615
Assets and liabilities in foreign currencies	134,640
Total change in net unrealized appreciation (depreciation)		1,120,719,255
Net gain (loss)		1,392,996,279
Net increase (decrease) in net assets resulting from operations		$ 1,426,174,480

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 33,178,201	$ 19,732,045
Net realized gain (loss)	272,277,024	70,228,167
Change in net unrealized appreciation (depreciation)	1,120,719,255	455,286,136
Net increase (decrease) in net assets resulting from operations	1,426,174,480	545,246,348
Distributions to shareholders from net investment income	(22,989,617)	(7,430,512)
Distributions to shareholders from net realized gain	(65,775,827)	(464,413)
Total distributions	(88,765,444)	(7,894,925)
Share transactions - net increase (decrease)	467,056,549	875,768,447
Redemption fees	1,551,369	1,291,008
Total increase (decrease) in net assets	1,806,016,954	1,414,410,878

Net Assets
Beginning of period	3,136,927,253	1,722,516,375
End of period (including undistributed net investment income of $26,450,845 and undistributed net investment income of $17,032,665, respectively)	$ 4,942,944,207	$ 3,136,927,253

Financial Highlights - Class A

Years ended October 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.19
Net realized and unrealized gain (loss)	15.96
Total from investment operations	16.15
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 70.16
Total Return B, C, D	29.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.23% A
Expenses net of fee waivers, if any	1.23% A
Expenses net of all reductions	1.22% A
Net investment income (loss)	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,912
Portfolio turnover rate G	42%

AAnnualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	15.99
Total from investment operations	16.08
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 70.09
Total Return B, C, D	29.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.48% A
Expenses net of fee waivers, if any	1.48% A
Expenses net of all reductions	1.47% A
Net investment income (loss)	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,522
Portfolio turnover rate G	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended October 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	15.93
Total from investment operations	15.87
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 69.88
Total Return B, C, D	29.41%
Ratios to Average Net Assets F, I
Expenses before reductions	2.00% A
Expenses net of fee waivers, if any	2.00% A
Expenses net of all reductions	1.99% A
Net investment income (loss)	(.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,078
Portfolio turnover rate G	42%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	15.94
Total from investment operations	15.90
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 69.91
Total Return B, C, D	29.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.99% A
Expenses net of fee waivers, if any	1.99% A
Expenses net of all reductions	1.97% A
Net investment income (loss)	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,752
Portfolio turnover rate G	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Canada

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 49.48	$ 39.14	$ 31.87	$ 25.13	$ 17.52
Income from Investment Operations
Net investment income (loss) B	.52	.34	.20	.10	.05
Net realized and unrealized gain (loss)	21.62	10.15	7.12	6.74	7.58
Total from investment operations	22.14	10.49	7.32	6.84	7.63
Distributions from net investment income	(.36)	(.16)	(.08)	(.13)	(.04)
Distributions from net realized gain	(1.03)	(.01)	-	-	-
Total distributions	(1.39)	(.17)	(.08)	(.13)	(.04)
Redemption fees added to paid in capital B	.02	.02	.03	.03	.02
Net asset value, end of period	$ 70.25	$ 49.48	$ 39.14	$ 31.87	$ 25.13
Total Return A	46.03%	26.93%	23.11%	27.45%	43.75%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	1.00%	1.08%	1.20%	1.42%
Expenses net of fee waivers, if any	.96%	1.00%	1.08%	1.20%	1.42%
Expenses net of all reductions	.94%	.97%	1.04%	1.15%	1.37%
Net investment income (loss)	.94%	.74%	.55%	.34%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,890,617	$ 3,136,927	$ 1,722,516	$ 413,319	$ 167,205
Portfolio turnover rate D	42%	50%	24%	47%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.25
Net realized and unrealized gain (loss)	15.99
Total from investment operations	16.24
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 70.25
Total Return B, C	30.09%
Ratios to Average Net Assets E, H
Expenses before reductions	1.01% A
Expenses net of fee waivers, if any	1.01% A
Expenses net of all reductions	.99% A
Net investment income (loss)	.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,064
Portfolio turnover rate F	42%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class B, Class C, and Institutional Class shares and the existing class was designated Canada on May 2, 2007. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,850,820,017
Unrealized depreciation	(19,377,264)
Net unrealized appreciation (depreciation)	1,831,442,753
Undistributed ordinary income	67,424,056
Undistributed long-term capital gain	190,207,109

Cost for federal income tax purposes	$ 3,192,837,536

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 44,702,026	$ 7,894,925
Long-term Capital Gains	44,063,418	-
Total	$ 88,765,444	$ 7,894,925

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

Canada

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,761,898,540 and $1,447,644,407, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Canada as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 5,970	$ 482
Class T	.25%	.25%	10,734	-
Class B	.75%	.25%	9,698	7,368
Class C	.75%	.25%	13,180	10,333
			$ 39,582	$ 18,183

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 50,862
Class T	9,963
Class B*	37,782
Class C*	1,134
$ 99,741

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Canada. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Canada shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 5,269.22
Class T	4,782.22
Class B	2,280.23
Class C	3,048.23
Canada	7,395,989.21
Institutional Class	1,409.24
	$ 7,412,777

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $308 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,734,333	5.28%	$ 36,171

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7,075 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities

Annual Report

Canada

Notes to Financial Statements - continued

8. Security Lending - continued

loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Canada's operating expenses. During the period, this reimbursement reduced Canada's expenses by $60,108.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $472,386 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $13,107. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Canada	$ 100,637

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Canada	$ 22,989,617	$ 7,430,512
From net realized gain
Canada	$ 65,775,827	$ 464,413

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares A		Dollars A
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	308,956	-	$ 19,422,841	$ -
Shares redeemed	(10,905)	-	(645,019)	-
Net increase (decrease)	298,051	-	$ 18,777,822	$ -
Class T
Shares sold	208,648	-	$ 12,838,431	$ -
Shares redeemed	(1,454)	-	(89,047)	-
Net increase (decrease)	207,194	-	$ 12,749,384	$ -
Classs B
Shares sold	110,050	-	$ 6,654,427	$ -
Shares redeemed	(51,696)	-	(3,069,986)	-
Net increase (decrease)	58,354	-	$ 3,584,441	$ -
Class C
Shares sold	134,518	-	$ 8,317,609	$ -
Shares redeemed	(9,336)	-	(570,425)	-
Net increase (decrease)	125,182	-	$ 7,747,184	$ -
Canada
Shares sold	32,853,429	39,925,341	$ 1,882,759,894	$ 1,811,356,216
Reinvestment of distributions	1,757,370	181,418	85,654,201	7,617,749
Shares redeemed	(28,386,777)	(20,723,860)	(1,547,811,990)	(943,205,518)
Net increase (decrease)	6,224,022	19,382,899	$ 420,602,105	$ 875,768,447
Institutional Class
Shares sold	61,781	-	$ 3,830,515	$ -
Shares redeemed	(3,937)	-	(234,902)	-
Net increase (decrease)	57,844	-	$ 3,595,613	$ -

A Share transactions for Class A, Class T, Class B, Class C, and Institutional Class are for the period May 2, 2007 (commencement of sale of shares) to October 31, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods then indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/07	12/07/07	$0.45	$3.27

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $190,207,109, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark"). (Canada Fund did not offer Advisor classes as of December 31, 2006.)

Fidelity Canada Fund

The Board stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return compared favorably to its benchmark. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

In connection with the renewal of the fund's management contract, the Board also approved non-material amendments to the fund's management contract to clarify certain provisions regarding the calculation of the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K. Limited)

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

ACANI-UANN-1207
1.843157.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

International Discovery

Fund

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.fidelity.com/holdings, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of International Discovery's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
International Discovery A	34.85%	26.25%	13.11%

A Prior to October 1, 2004, International Discovery Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in International Discovery on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

For the 12 months ending October 31, 2007, International Discovery returned 34.85%, soundly beating the MSCI EAFE index. Strong stock picking - especially within industrials, health care and technology - helped the fund outperform. Stock selection in Europe and in emerging markets, which are not represented in the index, further aided performance. Top individual contributors to relative performance included Nintendo, the Japanese electronic game company, and CSL, an Australian biotechnology company. Nintendo benefited from the introduction of new games and products, while CSL saw improved pricing in its blood plasma business and growing royalty income from a new vaccine to protect against cervical cancer. NHN, the dominant Internet search engine in South Korea, and LG Household & Health Care, a recently restructured Korean consumer products company, rallied sharply. Neither was in the index. The fund sustained limited losses from an underweighting in Hong Kong - where stocks soared - weak stock selection in real estate, and a modest cash position. Disappointments included having an overall underweighting in BHP Billiton, an Anglo-Australian mining company, and not owning Volkswagen, a German car manufacturer, as both stocks rallied sharply.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,162.90	$ 6.92
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.46
Class T
Actual	$ 1,000.00	$ 1,160.80	$ 8.99
Hypothetical A	$ 1,000.00	$ 1,016.89	$ 8.39
Class B
Actual	$ 1,000.00	$ 1,157.90	$ 11.69
Hypothetical A	$ 1,000.00	$ 1,014.37	$ 10.92
Class C
Actual	$ 1,000.00	$ 1,158.10	$ 11.64
Hypothetical A	$ 1,000.00	$ 1,014.42	$ 10.87
International Discovery
Actual	$ 1,000.00	$ 1,164.30	$ 5.73
Hypothetical A	$ 1,000.00	$ 1,019.91	$ 5.35
Institutional Class
Actual	$ 1,000.00	$ 1,164.40	$ 5.35
Hypothetical A	$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.27%
Class T	1.65%
Class B	2.15%
Class C	2.14%
International Discovery	1.05%
Institutional Class	.98%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
United Kingdom 14.7%
Japan 14.3%
Germany 11.1%
France 9.4%
Switzerland 8.5%
Australia 7.2%
United States of America 4.6%
Spain 3.2%
Norway 2.7%
Other 24.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan 16.4%
United Kingdom 15.5%
France 10.7%
Germany 10.6%
Switzerland 9.4%
Australia 6.6%
Netherlands 3.6%
United States of America 3.6%
Spain 2.9%
Other 20.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.2	97.3
Short-Term Investments and Net Other Assets	3.8	2.7
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
E.ON AG (Germany, Electric Utilities)	1.6	1.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.6	0.8
Telefonica SA (Spain, Diversified Telecommunication Services)	1.5	0.7
CSL Ltd. (Australia, Biotechnology)	1.3	1.0
Bayer AG sponsored ADR (Germany, Chemicals)	1.2	1.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.2	1.5
Nestle SA (Reg.) (Switzerland, Food Products)	1.2	1.1
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.2	0.8
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.1	1.1
Nintendo Co. Ltd. (Japan, Software)	1.0	0.9
	12.9
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.3	22.7
Industrials	15.1	14.5
Consumer Discretionary	12.6	15.1
Information Technology	8.9	8.5
Materials	8.1	6.5
Consumer Staples	7.8	7.5
Health Care	7.6	7.8
Energy	7.4	5.8
Utilities	6.1	5.2
Telecommunication Services	4.9	3.2

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (000s)
Australia - 7.2%
AMP Ltd.	2,150,200	$ 20,588
Aristocrat Leisure Ltd. (d)	1,674,900	16,383
AXA Asia Pacific Holdings Ltd.	3,809,600	29,145
Babcock & Brown Japan Property Trust	14,813,600	23,189
Babcock & Brown Ltd.	2,614,622	75,708
Babcock & Brown Wind Partners	7,081,600	12,186
Brambles Ltd.	3,727,909	49,622
Cochlear Ltd.	750,661	48,269
Commonwealth Bank of Australia	1,313,800	75,667
Computershare Ltd.	6,601,384	53,227
CSL Ltd.	5,651,034	192,113
Downer EDI Ltd.	3,907,684	24,368
Goodman Group unit	4,741,905	30,738
Macquarie Bank Ltd.	588,675	47,015
Mortgage Choice Ltd.	2,899,300	6,677
National Australia Bank Ltd.	2,313,706	93,608
Oxiana Ltd.	2,673,571	10,655
QBE Insurance Group Ltd.	2,000,792	61,229
Seek Ltd.	2,000,000	17,504
United Group Ltd.	556,800	11,144
Woolworths Ltd.	2,722,574	85,330
WorleyParsons Ltd.	1,755,648	79,361
TOTAL AUSTRALIA		1,063,726
Austria - 0.4%
Raiffeisen International Bank Holding AG	316,025	52,241
Strabag SE (a)	117,400	9,217
TOTAL AUSTRIA		61,458
Belgium - 0.2%
InBev SA	365,300	34,486
Bermuda - 0.8%
Aquarius Platinum Ltd. (United Kingdom)	1,493,400	57,222
Ports Design Ltd.	4,763,900	17,985
Sinofert Holdings Ltd.	38,748,900	36,551
TOTAL BERMUDA		111,758
Brazil - 0.9%
B2W Companhia Global Do Varejo	1,134,400	61,241
Bovespa Holding SA (a)	787,000	14,989
Uniao de Bancos Brasileiros SA (Unibanco) GDR	337,000	53,259
TOTAL BRAZIL		129,489
Common Stocks - continued
	Shares	Value (000s)
Canada - 1.2%
Niko Resources Ltd.	498,400	$ 55,847
Open Text Corp. (a)(d)	1,310,000	40,943
Potash Corp. of Saskatchewan, Inc.	615,500	75,596
TOTAL CANADA		172,386
Cayman Islands - 0.8%
Alibaba.com Ltd. (a)	598,500	1,931
Chaoda Modern Agriculture (Holdings) Ltd.	12,600,000	11,499
Lee & Man Paper Manufacturing Ltd.	9,312,600	37,254
Subsea 7, Inc. (a)(d)	791,800	23,238
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	842,200	49,597
TOTAL CAYMAN ISLANDS		123,519
China - 0.3%
Jiangsu Expressway Co. Ltd. (H Shares)	13,585,200	15,716
Nine Dragons Paper (Holdings) Ltd.	10,409,000	28,196
TOTAL CHINA		43,912
Cyprus - 0.3%
Aisi Realty Public Ltd. (e)	10,023,000	8,752
Marfin Popular Bank Public Co.	2,596,559	42,208
TOTAL CYPRUS		50,960
Czech Republic - 0.3%
Ceske Energeticke Zavody AS	584,800	42,271
Denmark - 0.7%
Vestas Wind Systems AS (a)	1,176,600	104,975
Finland - 1.3%
Citycon Oyj	791,225	5,158
Nokia Corp. sponsored ADR	3,652,100	145,061
Wartsila Corp. (B Shares)	431,600	35,267
TOTAL FINLAND		185,486
France - 9.4%
Alcatel-Lucent SA	1,089,900	10,561
Alstom SA	476,200	112,388
AXA SA	1,619,466	72,439
BNP Paribas SA	419,639	46,261
Cap Gemini SA	621,000	39,587
CNP Assurances	210,300	26,809
Electricite de France	886,200	106,296
Gaz de France	805,800	45,764
Common Stocks - continued
	Shares	Value (000s)
France - continued
Geodis SA	73,700	$ 15,910
Groupe Danone	483,400	41,693
Icade SA	581,289	42,900
L'Oreal SA	247,100	32,370
LVMH Moet Hennessy - Louis Vuitton	357,300	46,009
Neopost SA	264,700	30,745
Neuf Cegetel	688,313	34,803
Orpea (a)	540,928	34,193
Pinault Printemps-Redoute SA	155,200	30,764
Remy Cointreau SA	304,500	23,404
Renault SA	461,500	77,493
Sechilienne-Sidec	174,000	15,625
Societe Generale Series A	181,820	30,637
Suez SA (France)	1,184,600	76,999
Total SA Series B	1,866,176	150,432
Veolia Environnement	916,962	81,902
Vinci SA	1,336,700	109,651
Vivendi	1,098,719	49,474
TOTAL FRANCE		1,385,109
Germany - 10.1%
Adidas-Salomon AG	487,400	32,518
Allianz AG (Reg.)	607,130	137,211
Bayer AG sponsored ADR	2,183,200	179,896
CompuGROUP Holding AG (a)	519,400	10,798
Continental AG	228,600	34,574
DaimlerChrysler AG (Reg.)	669,000	73,690
Deutsche Boerse AG	727,200	114,733
E.ON AG	1,219,500	238,172
Gerresheimer AG	331,000	18,223
Hochtief AG	519,000	71,666
K&S AG	237,600	49,677
Linde AG	512,128	64,804
MAN AG	362,600	64,721
MTU Aero Engines Holding AG	63,600	3,883
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	381,600	73,210
Q-Cells AG (a)	461,100	58,721
SGL Carbon AG (a)	637,600	37,200
Siemens AG (Reg.)	887,100	120,974
SolarWorld AG	1,099,600	74,589
Wincor Nixdorf AG	247,400	24,574
TOTAL GERMANY		1,483,834
Common Stocks - continued
	Shares	Value (000s)
Greece - 0.6%
EFG Eurobank Ergasias SA	871,328	$ 33,908
Marfin Financial Group Holdings SA	1,328,400	12,625
National Bank of Greece SA	545,000	37,885
TOTAL GREECE		84,418
Hong Kong - 1.4%
China Mobile (Hong Kong) Ltd.	1,539,000	31,913
Esprit Holdings Ltd.	6,854,500	114,478
Li & Fung Ltd.	11,401,900	54,105
TOTAL HONG KONG		200,496
India - 1.6%
Bharti Airtel Ltd. (a)	2,771,992	71,615
Infosys Technologies Ltd.	991,984	47,073
Reliance Industries Ltd.	1,179,321	84,180
Satyam Computer Services Ltd.	3,147,843	38,690
TOTAL INDIA		241,558
Indonesia - 0.2%
PT Perusahaan Gas Negara Tbk Series B	16,035,500	25,130
Ireland - 0.3%
Paddy Power PLC (Ireland)	623,197	25,777
Ryanair Holdings PLC sponsored ADR (a)	486,900	23,951
TOTAL IRELAND		49,728
Israel - 0.6%
Israel Chemicals Ltd.	4,076,700	44,861
Nice Systems Ltd. sponsored ADR (a)	995,600	39,257
TOTAL ISRAEL		84,118
Italy - 2.1%
AEM SpA	7,233,100	30,432
Edison SpA	9,489,400	32,267
ENI SpA	288,800	10,553
ENI SpA sponsored ADR	389,450	28,461
Fiat SpA	2,581,600	83,295
Impregilo SpA (a)	1,279,394	10,250
Prysmian SpA	1,016,400	29,202
Unicredito Italiano SpA	9,354,300	79,960
TOTAL ITALY		304,420
Japan - 13.9%
Aeon Mall Co. Ltd.	793,600	20,643
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Asahi Glass Co. Ltd.	1,924,000	$ 26,503
Asics Corp.	3,270,000	52,155
Canon, Inc.	2,444,050	123,596
Chiba Bank Ltd.	2,187,000	17,557
East Japan Railway Co.	3,681	30,328
Fujifilm Holdings Corp.	1,518,000	72,773
Honda Motor Co. Ltd.	1,548,900	57,975
Ibiden Co. Ltd.	449,700	38,127
Japan Tobacco, Inc.	12,452	72,594
Kawasaki Kisen Kaisha Ltd.	2,345,000	32,556
Keyence Corp.	82,600	19,039
Konica Minolta Holdings, Inc.	2,904,500	50,856
Kubota Corp.	5,875,000	49,334
Leopalace21 Corp.	329,500	10,521
Matsui Securities Co. Ltd. (d)	2,233,300	17,748
Mitsubishi Corp.	1,383,500	43,085
Mitsubishi Estate Co. Ltd.	2,029,400	60,851
Mitsui & Co. Ltd.	3,209,000	83,253
Mitsui Fudosan Co. Ltd.	2,335,000	64,609
Murata Manufacturing Co. Ltd.	652,800	39,736
Namco Bandai Holdings, Inc.	1,763,600	27,196
NGK Insulators Ltd.	2,226,000	78,931
Nintendo Co. Ltd.	245,400	154,111
Nippon Building Fund, Inc.	2,498	36,244
Nippon Electric Glass Co. Ltd.	855,000	14,535
Nippon Steel Corp.	4,753,000	31,598
Nomura Holdings, Inc.	2,914,300	51,962
NSK Ltd.	3,609,000	32,005
ORIX Corp.	264,680	54,305
Sony Corp. sponsored ADR	808,600	39,993
Sony Financial Holdings, Inc.	1,085	3,904
Sumco Corp.	1,074,700	39,232
Sumitomo Corp.	1,889,600	32,931
Sumitomo Electric Industries Ltd.	1,786,100	28,924
Sumitomo Metal Industries Ltd.	1,557,000	7,708
Sumitomo Mitsui Financial Group, Inc.	11,632	95,302
Sumitomo Trust & Banking Co. Ltd.	2,478,800	18,486
Takeda Pharmaceutical Co. Ltd.	1,988,100	124,213
Tokuyama Corp.	3,364,900	47,010
Toyota Motor Corp.	2,645,700	151,387
TOTAL JAPAN		2,053,816
Common Stocks - continued
	Shares	Value (000s)
Korea (South) - 2.0%
Korean Reinsurance Co.	946,600	$ 16,887
LG Household & Health Care Ltd.	441,970	98,540
NHN Corp. (a)	286,270	92,058
Samsung Fire & Marine Insurance Co. Ltd.	217,180	60,426
Shinhan Financial Group Co. Ltd.	385,130	25,220
TOTAL KOREA (SOUTH)		293,131
Luxembourg - 1.2%
Acergy SA	1,124,500	32,543
ArcelorMittal SA (d)	730,900	58,665
ArcelorMittal SA (NY Shares) Class A	654,000	52,287
SES SA (A Shares) FDR unit	1,567,368	37,695
TOTAL LUXEMBOURG		181,190
Malaysia - 1.1%
DiGi.com Bhd	3,860,800	29,080
Gamuda Bhd	53,435,000	73,675
IJM Corp. Bhd	8,525,300	22,395
KNM Group Bhd	19,276,000	34,120
TOTAL MALAYSIA		159,270
Mexico - 0.6%
America Movil SAB de CV Series L sponsored ADR	1,217,900	79,638
Urbi, Desarrollos Urbanos, SA de CV (a)	4,121,400	15,925
TOTAL MEXICO		95,563
Netherlands - 2.1%
CNH Global NV	730,700	47,919
Heineken NV (Bearer)	924,100	64,502
ING Groep NV (Certificaten Van Aandelen)	310,544	13,971
Koninklijke KPN NV	1,912,000	36,067
Koninklijke Numico NV	341,600	27,220
Koninklijke Philips Electronics NV	1,291,900	53,407
Nutreco Holding NV	653,700	44,655
SBM Offshore NV	706,779	27,197
TOTAL NETHERLANDS		314,938
Norway - 2.7%
Aker Kvaerner ASA	3,278,985	114,259
Hafslund ASA (B Shares)	674,550	19,986
Marine Harvest ASA (a)	42,140,100	42,717
Petroleum Geo-Services ASA	1,889,000	55,616
Pronova BioPharma ASA	6,445,100	29,664
Common Stocks - continued
	Shares	Value (000s)
Norway - continued
Renewable Energy Corp. AS (a)(d)	1,148,900	$ 58,553
StatoilHydro ASA	2,088,100	70,660
TOTAL NORWAY		391,455
Papua New Guinea - 0.2%
Lihir Gold Ltd. (a)	9,432,800	37,449
Singapore - 0.6%
Keppel Corp. Ltd.	2,332,000	23,971
Singapore Exchange Ltd.	5,755,000	63,061
TOTAL SINGAPORE		87,032
South Africa - 0.0%
JSE Ltd.	166,821	2,220
Spain - 3.2%
Banco Santander Central Hispano SA	5,543,700	120,476
Compania de Distribucion Integral Logista SA	163,800	12,779
Inditex SA	1,531,400	113,930
Sol Melia SA	279,295	5,362
Telefonica SA	6,849,600	227,064
TOTAL SPAIN		479,611
Sweden - 1.5%
H&M Hennes & Mauritz AB (B Shares)	1,161,450	77,323
Modern Times Group MTG AB (B Shares)	1,049,300	73,738
Scania AB (B Shares)	2,390,600	65,279
TOTAL SWEDEN		216,340
Switzerland - 8.5%
ABB Ltd. sponsored ADR	4,624,400	139,749
Actelion Ltd. (Reg.) (a)	1,287,650	63,977
BB Biotech AG	341,699	30,002
Compagnie Financiere Richemont unit	529,630	37,792
Credit Suisse Group (Reg.)	935,480	63,332
EFG International	528,000	24,684
Julius Baer Holding AG (Bearer)	971,965	84,081
Lindt & Spruengli AG (participation certificate)	16,084	55,543
Nestle SA (Reg.)	377,747	174,519
Novartis AG (Reg.)	736,880	39,180
Roche Holding AG (participation certificate)	1,047,428	179,005
SGS Societe Generale de Surveillance Holding SA (Reg.)	24,415	31,997
Sonova Holding AG	659,300	73,996
Swiss Life Holding	95,891	26,492
Common Stocks - continued
	Shares	Value (000s)
Switzerland - continued
Syngenta AG (Switzerland)	196,292	$ 47,571
Tecan Group AG	212,300	14,205
The Swatch Group AG (Reg.)	1,277,012	80,206
UBS AG (NY Shares)	1,020,700	54,801
Zurich Financial Services AG (Reg.)	113,749	34,248
TOTAL SWITZERLAND		1,255,380
Taiwan - 0.9%
Gemtek Technology Corp.	416,925	938
Hon Hai Precision Industry Co. Ltd. (Foxconn)	8,704,668	66,101
PixArt Imaging, Inc.	174,000	1,523
Shin Kong Financial Holding Co. Ltd.	10,525,009	9,747
Siliconware Precision Industries Co. Ltd.	12,427,433	26,201
Wistron Corp.	14,679,615	29,228
TOTAL TAIWAN		133,738
United Kingdom - 14.7%
Anglo American PLC (United Kingdom)	946,654	65,224
Autonomy Corp. PLC (a)	2,701,500	55,183
BAE Systems PLC	4,314,809	44,674
Barclays PLC	1,431,400	18,197
BG Group PLC	1,454,900	26,843
BG Group PLC sponsored ADR	200,000	18,450
BHP Billiton PLC	4,518,500	172,008
Blinkx PLC	2,595,500	1,713
BP PLC sponsored ADR	922,600	71,954
British American Tobacco PLC	1,891,700	72,528
British American Tobacco PLC sponsored ADR	390,200	29,921
Burberry Group PLC	789,000	10,088
Capita Group PLC	1,161,193	18,082
Clipper Windpower PLC (a)	2,006,200	27,737
GlaxoSmithKline PLC sponsored ADR	956,700	49,031
Gyrus Group PLC (a)	3,384,500	30,081
HSBC Holdings PLC (Hong Kong) (Reg.)	1,445,244	28,766
Informa PLC	1,379,400	15,343
International Power PLC	9,114,700	92,665
Investec PLC	3,130,100	37,809
John Wood Group PLC	3,062,900	26,586
Marks & Spencer Group PLC	1,936,800	26,254
Misys PLC	1,173,500	5,898
N Brown Group PLC	4,180,000	25,137
National Grid PLC	3,373,200	56,210
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Next PLC	907,000	$ 41,636
Pearson PLC	2,492,100	41,320
Punch Taverns Ltd.	871,700	18,214
Reckitt Benckiser Group PLC	1,970,700	114,270
Renovo Group PLC (a)(e)	10,125,200	42,523
Rio Tinto PLC sponsored ADR	162,300	60,863
Rolls-Royce Group PLC	4,072,789	45,555
Royal Bank of Scotland Group PLC	6,689,857	71,838
Royal Dutch Shell PLC Class B	3,593,359	156,760
RPS Group PLC	4,353,400	35,253
Shire PLC	2,143,300	53,690
SSL International PLC	6,991,900	74,863
Tesco PLC	10,185,112	104,397
Vodafone Group PLC	59,492,135	233,626
Xstrata PLC	676,400	48,474
TOTAL UNITED KINGDOM		2,169,664
United States of America - 0.8%
Fluor Corp.	275,900	43,592
Macquarie Infrastructure Co. LLC	131,000	5,471
Sunpower Corp. Class A (a)	433,600	54,833
Washington Group International, Inc. (a)	167,200	16,277
TOTAL UNITED STATES OF AMERICA		120,173
TOTAL COMMON STOCKS (Cost $9,813,829)		13,974,207
Nonconvertible Preferred Stocks - 1.1%

Germany - 1.0%
Fresenius AG (non-vtg.)	573,700	45,490
Porsche AG	21,495	57,271
ProSiebenSat.1 Media AG	1,396,900	40,821
TOTAL GERMANY		143,582
Italy - 0.1%
Intesa Sanpaolo SpA	1,669,602	12,673
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
United Kingdom - 0.0%
Rolls-Royce Group PLC:
B Shares	3,257	$ 0
B Shares (a)	164,540,675	342
TOTAL UNITED KINGDOM		342
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $102,519)		156,597
Government Obligations - 0.0%
Principal Amount (000s)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 3.64% to 4.85% 11/1/07 to 1/31/08 (f) (Cost $5,151)	$ 5,175	5,151
Money Market Funds - 4.7%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	635,283,797	635,284
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	52,174,509	52,175
TOTAL MONEY MARKET FUNDS (Cost $687,459)		687,459
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $10,608,958)		14,823,414
NET OTHER ASSETS - (0.5)%		(75,062)
NET ASSETS - 100%		$ 14,748,352
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
753 Nikkei 225 Index Contracts (Japan)	Dec. 2007	$ 63,459	$ 3,158

The face value of futures purchased as a percentage of net assets - 0.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,171,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 22,121
Fidelity Securities Lending Cash Central Fund	8,932
Total	$ 31,053
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ -	$ 6,615	$ -	$ -	$ 8,752
Renovo Group PLC	14,540	18,435	586	-	42,523
Total	$ 14,540	$ 25,050	$ 586	$ -	$ 51,275

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $49,933) - See accompanying schedule: Unaffiliated issuers (cost $9,887,754)	$ 14,084,680
Fidelity Central Funds (cost $687,459)	687,459
Other affiliated issuers (cost $33,745)	51,275
Total Investments (cost $10,608,958)		$ 14,823,414
Foreign currency held at value (cost $9,235)		9,250
Receivable for investments sold		6,597
Receivable for fund shares sold		38,047
Dividends receivable		15,806
Distributions receivable from Fidelity Central Funds		2,866
Receivable for daily variation on futures contracts		791
Prepaid expenses		11
Other receivables		760
Total assets		14,897,542

Liabilities
Payable for investments purchased	$ 70,473
Payable for fund shares redeemed	9,685
Accrued management fee	9,391
Distribution fees payable	131
Other affiliated payables	2,347
Other payables and accrued expenses	4,988
Collateral on securities loaned, at value	52,175
Total liabilities		149,190

Net Assets		$ 14,748,352
Net Assets consist of:
Paid in capital		$ 9,827,187
Undistributed net investment income		137,292
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		570,379
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,213,494
Net Assets		14,748,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($416,784 ÷ 8,803.3 shares)	$ 47.34

Maximum offering price per share (100/94.25 of $47.34)	$ 50.23
Class T: Net Asset Value and redemption price per share ($53,207 ÷ 1,130.6 shares)	$ 47.06

Maximum offering price per share (100/96.50 of $47.06)	$ 48.77
Class B: Net Asset Value and offering price per share ($17,172 ÷ 367.7 shares)A	$ 46.70

Class C: Net Asset Value and offering price per share ($27,736 ÷ 592.4 shares)A	$ 46.82

International Discovery Net Asset Value, offering price and redemption price per share ($14,175,728 ÷ 297,335 shares)	$ 47.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($57,725 ÷ 1,209.3 shares)	$ 47.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2007
Investment Income
Dividends		$ 248,233
Interest		571
Income from Fidelity Central Funds		31,053
		279,857
Less foreign taxes withheld		(22,164)
Total income		257,693

Expenses
Management fee Basic fee	$ 79,274
Performance adjustment	8,620
Transfer agent fees	23,362
Distribution fees	933
Accounting and security lending fees	1,888
Custodian fees and expenses	2,250
Independent trustees' compensation	37
Registration fees	527
Audit	172
Legal	99
Miscellaneous	336
Total expenses before reductions	117,498
Expense reductions	(4,263)	113,235
Net investment income (loss)		144,458
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $434)	609,692
Other affiliated issuers	8
Foreign currency transactions	228
Futures contracts	(1,828)
Total net realized gain (loss)		608,100
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $2,428)	2,676,076
Assets and liabilities in foreign currencies	18
Futures contracts	1,873
Total change in net unrealized appreciation (depreciation)		2,677,967
Net gain (loss)		3,286,067
Net increase (decrease) in net assets resulting from operations		$ 3,430,525

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 144,458	$ 89,022
Net realized gain (loss)	608,100	238,999
Change in net unrealized appreciation (depreciation)	2,677,967	940,196
Net increase (decrease) in net assets resulting from operations	3,430,525	1,268,217
Distributions to shareholders from net investment income	(85,862)	(41,324)
Distributions to shareholders from net realized gain	(224,325)	(189,744)
Total distributions	(310,187)	(231,068)
Share transactions - net increase (decrease)	3,385,409	3,239,823
Redemption fees	502	380
Total increase (decrease) in net assets	6,506,249	4,277,352

Net Assets
Beginning of period	8,242,103	3,964,751
End of period (including undistributed net investment income of $137,292 and undistributed net investment income of $83,948, respectively)	$ 14,748,352	$ 8,242,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.47	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.44	.42	.28
Net realized and unrealized gain (loss)	11.76	7.19	2.88
Total from investment operations	12.20	7.61	3.16
Distributions from net investment income	(.35)	(.31)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.33)	(1.71)	-
Redemption fees added to paid in capital E	- J	- J	- J
Net asset value, end of period	$ 47.34	$ 36.47	$ 30.57
Total Return B, C, D	34.54%	26.01%	11.53%
Ratios to Average Net Assets F, I
Expenses before reductions	1.25%	1.27%	1.42% A
Expenses net of fee waivers, if any	1.25%	1.27%	1.42% A
Expenses net of all reductions	1.22%	1.21%	1.36% A
Net investment income (loss)	1.08%	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 417	$ 140	$ 2
Portfolio turnover rate G	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.30	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.29	.27	.20
Net realized and unrealized gain (loss)	11.71	7.18	2.88
Total from investment operations	12.00	7.45	3.08
Distributions from net investment income	(.26)	(.24)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.24)	(1.64)	-
Redemption fees added to paid in capital E	- J	- J	- J
Net asset value, end of period	$ 47.06	$ 36.30	$ 30.49
Total Return B, C, D	34.08%	25.49%	11.24%
Ratios to Average Net Assets F, I
Expenses before reductions	1.63%	1.71%	1.75% A
Expenses net of fee waivers, if any	1.63%	1.71%	1.75% A
Expenses net of all reductions	1.60%	1.65%	1.69% A
Net investment income (loss)	.70%	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 10	$ 2
Portfolio turnover rate G	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.12	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.08	.08	.08
Net realized and unrealized gain (loss)	11.64	7.19	2.87
Total from investment operations	11.72	7.27	2.95
Distributions from net investment income	(.16)	(.11)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.14)	(1.51)	-
Redemption fees added to paid in capital E	- J	- J	- J
Net asset value, end of period	$ 46.70	$ 36.12	$ 30.36
Total Return B, C, D	33.37%	24.91%	10.76%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.27%	2.24% A
Expenses net of fee waivers, if any	2.14%	2.25%	2.24% A
Expenses net of all reductions	2.10%	2.19%	2.18% A
Net investment income (loss)	.19%	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 17	$ 4	$ 1
Portfolio turnover rate G	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.19	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.09	.11	.13
Net realized and unrealized gain (loss)	11.66	7.19	2.87
Total from investment operations	11.75	7.30	3.00
Distributions from net investment income	(.14)	(.12)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.12)	(1.52)	-
Redemption fees added to paid in capital E	- J	- J	- J
Net asset value, end of period	$ 46.82	$ 36.19	$ 30.41
Total Return B, C, D	33.38%	24.97%	10.94%
Ratios to Average Net Assets F, I
Expenses before reductions	2.11%	2.16%	2.04% A
Expenses net of fee waivers, if any	2.11%	2.16%	2.04% A
Expenses net of all reductions	2.08%	2.11%	1.98% A
Net investment income (loss)	.22%	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 28	$ 6	$ 2
Portfolio turnover rate G	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 36.67	$ 30.65	$ 25.31	$ 21.87	$ 16.66
Income from Investment Operations
Net investment income (loss) B	.53	.48	.37	.22	.19
Net realized and unrealized gain (loss)	11.84	7.25	5.24	3.40	5.11
Total from investment operations	12.37	7.73	5.61	3.62	5.30
Distributions from net investment income	(.38)	(.31)	(.15)	(.18)	(.09)
Distributions from net realized gain	(.98)	(1.40)	(.12)	-	-
Total distributions	(1.36)	(1.71)	(.27)	(.18)	(.09)
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 47.68	$ 36.67	$ 30.65	$ 25.31	$ 21.87
Total Return A	34.85%	26.34%	22.29%	16.65%	31.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.09%	1.08%	1.10%	1.14%
Expenses net of fee waivers, if any	1.04%	1.08%	1.07%	1.10%	1.14%
Expenses net of all reductions	1.00%	1.03%	1.01%	1.06%	1.11%
Net investment income (loss)	1.30%	1.41%	1.35%	.92%	1.08%
Supplemental Data
Net assets, end of period (in millions)	$ 14,176	$ 8,054	$ 3,949	$ 2,193	$ 1,243
Portfolio turnover rate D	56%	56%	75%	87%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 36.71	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.55	.51	.38
Net realized and unrealized gain (loss)	11.85	7.25	2.89
Total from investment operations	12.40	7.76	3.27
Distributions from net investment income	(.40)	(.33)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.38)	(1.73)	-
Redemption fees added to paid in capital D	- I	- I	- I
Net asset value, end of period	$ 47.73	$ 36.71	$ 30.68
Total Return B, C	34.93%	26.45%	11.93%
Ratios to Average Net Assets E, H
Expenses before reductions	.97%	1.00%	.97% A
Expenses net of fee waivers, if any	.97%	1.00%	.97% A
Expenses net of all reductions	.94%	.95%	.90% A
Net investment income (loss)	1.36%	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 58	$ 28	$ 10
Portfolio turnover rate F	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Discovery, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,321,525
Unrealized depreciation	(139,903)
Net unrealized appreciation (depreciation)	4,181,622
Undistributed ordinary income	152,966
Undistributed long-term capital gain	495,087
Cost for federal income tax purposes	$ 10,641,792

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 145,377	$ 106,379
Long-term Capital Gains	164,810	124,689
Total	$ 310,187	$ 231,068

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,077,103 and $6,122,723, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes relative investment performance of the retail class of the Fund, International Discovery, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 583	$ 37
Class T	.25%	.25%	129	4
Class B	.75%	.25%	87	65
Class C	.75%	25%	134	65
			$ 933	$ 171

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 128
Class T	24
Class B*	12
Class C*	5
$ 169

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Discovery. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Discovery shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 404.17
Class T	80.30
Class B	28.32
Class C	40.29
International Discovery	22,756.21
Institutional Class	54.14
	$ 23,362

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $22 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $8,932.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,703 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Discovery	$ 433

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 1,387	$ 38
Class T	80	18
Class B	21	3
Class C	24	8
International Discovery	84,038	41,152
Institutional Class	312	105
Total	85,862	41,324
From net realized gain
Class A	3,929	173
Class T	302	102
Class B	130	40
Class C	170	94
International Discovery	219,032	188,890
Institutional Class	762	445
Total	$ 224,325	$ 189,744

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	5,675	3,952	$ 234,633	$ 133,777
Reinvestment of distributions	63	5	2,271	160
Shares redeemed	(770)	(183)	(31,203)	(6,217)
Net increase (decrease)	4,968	3,774	$ 205,701	$ 127,720
Class T
Shares sold	1,031	248	$ 42,252	$ 8,469
Reinvestment of distributions	10	4	371	112
Shares redeemed	(187)	(36)	(7,614)	(1,223)
Net increase (decrease)	854	216	$ 35,009	$ 7,358
Class B
Shares sold	293	112	$ 11,952	$ 3,875
Reinvestment of distributions	4	1	136	37
Shares redeemed	(53)	(14)	(2,096)	(489)
Net increase (decrease)	244	99	$ 9,992	$ 3,423
Class C
Shares sold	481	130	$ 19,749	$ 4,409
Reinvestment of distributions	4	1	139	41
Shares redeemed	(55)	(32)	(2,234)	(1,088)
Net increase (decrease)	430	99	$ 17,654	$ 3,362
International Discovery
Shares sold	133,089	123,095	$ 5,367,776	$ 4,201,412
Reinvestment of distributions	7,929	7,089	289,550	215,944
Shares redeemed	(63,328)	(39,365)	(2,558,324)	(1,334,783)
Net increase (decrease)	77,690	90,819	$ 3,099,002	$ 3,082,573
Institutional Class
Shares sold	538	512	$ 22,351	$ 17,352
Reinvestment of distributions	19	4	700	121
Shares redeemed	(120)	(61)	(5,000)	(2,086)
Net increase (decrease)	437	455	$ 18,051	$ 15,387

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of International Discovery. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of International Discovery. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of International Discovery. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of International Discovery. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of International Discovery. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of International Discovery. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of International Discovery. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Discovery. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of International Discovery. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of International Discovery. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of International Discovery. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of International Discovery. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of International Discovery. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of International Discovery. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Discovery	12/10/07	12/07/07	$0.412	$1.67

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007 $495,087,413 or, if subsequently determined to be different, the net capital gain of such year.

International Discovery Fund designates 69% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Discovery	12/04/06	$.364	$.0278

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, as available, the cumulative total returns of Fidelity International Discovery (retail class) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity International Discovery (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Discovery (retail class) was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of Fidelity International Discovery (retail class) compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, Institutional Class and Fidelity International Discovery (retail class) ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

IGI-UANN-1207
1.807257.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Discovery

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

Class A, Class T, Class B, and Class C are classes of Fidelity® International Discovery Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Discovery Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	26.81%	24.57%	12.35%
Class T (incl. 3.50% sales charge) B, E	29.38%	24.91%	12.51%
Class B (incl. contingent deferred sales charge) C, E	28.37%	25.28%	12.75%
Class C (incl. contingent deferred sales charge) D , E	32.38%	25.50%	12.77%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0% respectively.

E Prior to October 1, 2004, the fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Discovery Fund - Class T, a class of the fund, on October 31, 1997 and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index performed over the same period. The initial offering of Class T took place on January 6, 2005. See the previous page for additional information regarding the performance of Class T.

Annual Report

Management's Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor International Discovery Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

For the 12 months ending October 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 34.54%, 34.08%, 33.37% and 33.38%, respectively (excluding sales charges), soundly beating the MSCI EAFE index. Strong stock picking - especially within industrials, health care and technology - helped the fund outperform. Stock selection in Europe and in emerging markets, which are not represented in the index, further aided performance. Top individual contributors to relative performance included Nintendo, the Japanese electronic game company, and CSL, an Australian biotechnology company. Nintendo benefited from the introduction of new games and products, while CSL saw improved pricing in its blood plasma business and growing royalty income from a new vaccine to protect against cervical cancer. NHN, the dominant Internet search engine in South Korea, and LG Household & Health Care, a recently restructured Korean consumer products company, rallied sharply. Neither was in the index. The fund sustained limited losses from an underweighting in Hong Kong, where stocks soared, weak stock selection in real estate, and a modest cash position. Disappointments included having an overall underweighting in BHP Billiton, an Anglo-Australian mining company, and not owning Volkswagen, a German car manufacturer, as both stocks rallied sharply.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,162.90	$ 6.92
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.46
Class T
Actual	$ 1,000.00	$ 1,160.80	$ 8.99
Hypothetical A	$ 1,000.00	$ 1,016.89	$ 8.39
Class B
Actual	$ 1,000.00	$ 1,157.90	$ 11.69
Hypothetical A	$ 1,000.00	$ 1,014.37	$ 10.92
Class C
Actual	$ 1,000.00	$ 1,158.10	$ 11.64
Hypothetical A	$ 1,000.00	$ 1,014.42	$ 10.87
International Discovery
Actual	$ 1,000.00	$ 1,164.30	$ 5.73
Hypothetical A	$ 1,000.00	$ 1,019.91	$ 5.35
Institutional Class
Actual	$ 1,000.00	$ 1,164.40	$ 5.35
Hypothetical A	$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.27%
Class T	1.65%
Class B	2.15%
Class C	2.14%
International Discovery	1.05%
Institutional Class	.98%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
United Kingdom 14.7%
Japan 14.3%
Germany 11.1%
France 9.4%
Switzerland 8.5%
Australia 7.2%
United States of America 4.6%
Spain 3.2%
Norway 2.7%
Other 24.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan 16.4%
United Kingdom 15.5%
France 10.7%
Germany 10.6%
Switzerland 9.4%
Australia 6.6%
Netherlands 3.6%
United States of America 3.6%
Spain 2.9%
Other 20.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.2	97.3
Short-Term Investments and Net Other Assets	3.8	2.7
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
E.ON AG (Germany, Electric Utilities)	1.6	1.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.6	0.8
Telefonica SA (Spain, Diversified Telecommunication Services)	1.5	0.7
CSL Ltd. (Australia, Biotechnology)	1.3	1.0
Bayer AG sponsored ADR (Germany, Chemicals)	1.2	1.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.2	1.5
Nestle SA (Reg.) (Switzerland, Food Products)	1.2	1.1
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.2	0.8
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.1	1.1
Nintendo Co. Ltd. (Japan, Software)	1.0	0.9
	12.9
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.3	22.7
Industrials	15.1	14.5
Consumer Discretionary	12.6	15.1
Information Technology	8.9	8.5
Materials	8.1	6.5
Consumer Staples	7.8	7.5
Health Care	7.6	7.8
Energy	7.4	5.8
Utilities	6.1	5.2
Telecommunication Services	4.9	3.2

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (000s)
Australia - 7.2%
AMP Ltd.	2,150,200	$ 20,588
Aristocrat Leisure Ltd. (d)	1,674,900	16,383
AXA Asia Pacific Holdings Ltd.	3,809,600	29,145
Babcock & Brown Japan Property Trust	14,813,600	23,189
Babcock & Brown Ltd.	2,614,622	75,708
Babcock & Brown Wind Partners	7,081,600	12,186
Brambles Ltd.	3,727,909	49,622
Cochlear Ltd.	750,661	48,269
Commonwealth Bank of Australia	1,313,800	75,667
Computershare Ltd.	6,601,384	53,227
CSL Ltd.	5,651,034	192,113
Downer EDI Ltd.	3,907,684	24,368
Goodman Group unit	4,741,905	30,738
Macquarie Bank Ltd.	588,675	47,015
Mortgage Choice Ltd.	2,899,300	6,677
National Australia Bank Ltd.	2,313,706	93,608
Oxiana Ltd.	2,673,571	10,655
QBE Insurance Group Ltd.	2,000,792	61,229
Seek Ltd.	2,000,000	17,504
United Group Ltd.	556,800	11,144
Woolworths Ltd.	2,722,574	85,330
WorleyParsons Ltd.	1,755,648	79,361
TOTAL AUSTRALIA		1,063,726
Austria - 0.4%
Raiffeisen International Bank Holding AG	316,025	52,241
Strabag SE (a)	117,400	9,217
TOTAL AUSTRIA		61,458
Belgium - 0.2%
InBev SA	365,300	34,486
Bermuda - 0.8%
Aquarius Platinum Ltd. (United Kingdom)	1,493,400	57,222
Ports Design Ltd.	4,763,900	17,985
Sinofert Holdings Ltd.	38,748,900	36,551
TOTAL BERMUDA		111,758
Brazil - 0.9%
B2W Companhia Global Do Varejo	1,134,400	61,241
Bovespa Holding SA (a)	787,000	14,989
Uniao de Bancos Brasileiros SA (Unibanco) GDR	337,000	53,259
TOTAL BRAZIL		129,489
Common Stocks - continued
	Shares	Value (000s)
Canada - 1.2%
Niko Resources Ltd.	498,400	$ 55,847
Open Text Corp. (a)(d)	1,310,000	40,943
Potash Corp. of Saskatchewan, Inc.	615,500	75,596
TOTAL CANADA		172,386
Cayman Islands - 0.8%
Alibaba.com Ltd. (a)	598,500	1,931
Chaoda Modern Agriculture (Holdings) Ltd.	12,600,000	11,499
Lee & Man Paper Manufacturing Ltd.	9,312,600	37,254
Subsea 7, Inc. (a)(d)	791,800	23,238
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	842,200	49,597
TOTAL CAYMAN ISLANDS		123,519
China - 0.3%
Jiangsu Expressway Co. Ltd. (H Shares)	13,585,200	15,716
Nine Dragons Paper (Holdings) Ltd.	10,409,000	28,196
TOTAL CHINA		43,912
Cyprus - 0.3%
Aisi Realty Public Ltd. (e)	10,023,000	8,752
Marfin Popular Bank Public Co.	2,596,559	42,208
TOTAL CYPRUS		50,960
Czech Republic - 0.3%
Ceske Energeticke Zavody AS	584,800	42,271
Denmark - 0.7%
Vestas Wind Systems AS (a)	1,176,600	104,975
Finland - 1.3%
Citycon Oyj	791,225	5,158
Nokia Corp. sponsored ADR	3,652,100	145,061
Wartsila Corp. (B Shares)	431,600	35,267
TOTAL FINLAND		185,486
France - 9.4%
Alcatel-Lucent SA	1,089,900	10,561
Alstom SA	476,200	112,388
AXA SA	1,619,466	72,439
BNP Paribas SA	419,639	46,261
Cap Gemini SA	621,000	39,587
CNP Assurances	210,300	26,809
Electricite de France	886,200	106,296
Gaz de France	805,800	45,764
Common Stocks - continued
	Shares	Value (000s)
France - continued
Geodis SA	73,700	$ 15,910
Groupe Danone	483,400	41,693
Icade SA	581,289	42,900
L'Oreal SA	247,100	32,370
LVMH Moet Hennessy - Louis Vuitton	357,300	46,009
Neopost SA	264,700	30,745
Neuf Cegetel	688,313	34,803
Orpea (a)	540,928	34,193
Pinault Printemps-Redoute SA	155,200	30,764
Remy Cointreau SA	304,500	23,404
Renault SA	461,500	77,493
Sechilienne-Sidec	174,000	15,625
Societe Generale Series A	181,820	30,637
Suez SA (France)	1,184,600	76,999
Total SA Series B	1,866,176	150,432
Veolia Environnement	916,962	81,902
Vinci SA	1,336,700	109,651
Vivendi	1,098,719	49,474
TOTAL FRANCE		1,385,109
Germany - 10.1%
Adidas-Salomon AG	487,400	32,518
Allianz AG (Reg.)	607,130	137,211
Bayer AG sponsored ADR	2,183,200	179,896
CompuGROUP Holding AG (a)	519,400	10,798
Continental AG	228,600	34,574
DaimlerChrysler AG (Reg.)	669,000	73,690
Deutsche Boerse AG	727,200	114,733
E.ON AG	1,219,500	238,172
Gerresheimer AG	331,000	18,223
Hochtief AG	519,000	71,666
K&S AG	237,600	49,677
Linde AG	512,128	64,804
MAN AG	362,600	64,721
MTU Aero Engines Holding AG	63,600	3,883
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	381,600	73,210
Q-Cells AG (a)	461,100	58,721
SGL Carbon AG (a)	637,600	37,200
Siemens AG (Reg.)	887,100	120,974
SolarWorld AG	1,099,600	74,589
Wincor Nixdorf AG	247,400	24,574
TOTAL GERMANY		1,483,834
Common Stocks - continued
	Shares	Value (000s)
Greece - 0.6%
EFG Eurobank Ergasias SA	871,328	$ 33,908
Marfin Financial Group Holdings SA	1,328,400	12,625
National Bank of Greece SA	545,000	37,885
TOTAL GREECE		84,418
Hong Kong - 1.4%
China Mobile (Hong Kong) Ltd.	1,539,000	31,913
Esprit Holdings Ltd.	6,854,500	114,478
Li & Fung Ltd.	11,401,900	54,105
TOTAL HONG KONG		200,496
India - 1.6%
Bharti Airtel Ltd. (a)	2,771,992	71,615
Infosys Technologies Ltd.	991,984	47,073
Reliance Industries Ltd.	1,179,321	84,180
Satyam Computer Services Ltd.	3,147,843	38,690
TOTAL INDIA		241,558
Indonesia - 0.2%
PT Perusahaan Gas Negara Tbk Series B	16,035,500	25,130
Ireland - 0.3%
Paddy Power PLC (Ireland)	623,197	25,777
Ryanair Holdings PLC sponsored ADR (a)	486,900	23,951
TOTAL IRELAND		49,728
Israel - 0.6%
Israel Chemicals Ltd.	4,076,700	44,861
Nice Systems Ltd. sponsored ADR (a)	995,600	39,257
TOTAL ISRAEL		84,118
Italy - 2.1%
AEM SpA	7,233,100	30,432
Edison SpA	9,489,400	32,267
ENI SpA	288,800	10,553
ENI SpA sponsored ADR	389,450	28,461
Fiat SpA	2,581,600	83,295
Impregilo SpA (a)	1,279,394	10,250
Prysmian SpA	1,016,400	29,202
Unicredito Italiano SpA	9,354,300	79,960
TOTAL ITALY		304,420
Japan - 13.9%
Aeon Mall Co. Ltd.	793,600	20,643
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Asahi Glass Co. Ltd.	1,924,000	$ 26,503
Asics Corp.	3,270,000	52,155
Canon, Inc.	2,444,050	123,596
Chiba Bank Ltd.	2,187,000	17,557
East Japan Railway Co.	3,681	30,328
Fujifilm Holdings Corp.	1,518,000	72,773
Honda Motor Co. Ltd.	1,548,900	57,975
Ibiden Co. Ltd.	449,700	38,127
Japan Tobacco, Inc.	12,452	72,594
Kawasaki Kisen Kaisha Ltd.	2,345,000	32,556
Keyence Corp.	82,600	19,039
Konica Minolta Holdings, Inc.	2,904,500	50,856
Kubota Corp.	5,875,000	49,334
Leopalace21 Corp.	329,500	10,521
Matsui Securities Co. Ltd. (d)	2,233,300	17,748
Mitsubishi Corp.	1,383,500	43,085
Mitsubishi Estate Co. Ltd.	2,029,400	60,851
Mitsui & Co. Ltd.	3,209,000	83,253
Mitsui Fudosan Co. Ltd.	2,335,000	64,609
Murata Manufacturing Co. Ltd.	652,800	39,736
Namco Bandai Holdings, Inc.	1,763,600	27,196
NGK Insulators Ltd.	2,226,000	78,931
Nintendo Co. Ltd.	245,400	154,111
Nippon Building Fund, Inc.	2,498	36,244
Nippon Electric Glass Co. Ltd.	855,000	14,535
Nippon Steel Corp.	4,753,000	31,598
Nomura Holdings, Inc.	2,914,300	51,962
NSK Ltd.	3,609,000	32,005
ORIX Corp.	264,680	54,305
Sony Corp. sponsored ADR	808,600	39,993
Sony Financial Holdings, Inc.	1,085	3,904
Sumco Corp.	1,074,700	39,232
Sumitomo Corp.	1,889,600	32,931
Sumitomo Electric Industries Ltd.	1,786,100	28,924
Sumitomo Metal Industries Ltd.	1,557,000	7,708
Sumitomo Mitsui Financial Group, Inc.	11,632	95,302
Sumitomo Trust & Banking Co. Ltd.	2,478,800	18,486
Takeda Pharmaceutical Co. Ltd.	1,988,100	124,213
Tokuyama Corp.	3,364,900	47,010
Toyota Motor Corp.	2,645,700	151,387
TOTAL JAPAN		2,053,816
Common Stocks - continued
	Shares	Value (000s)
Korea (South) - 2.0%
Korean Reinsurance Co.	946,600	$ 16,887
LG Household & Health Care Ltd.	441,970	98,540
NHN Corp. (a)	286,270	92,058
Samsung Fire & Marine Insurance Co. Ltd.	217,180	60,426
Shinhan Financial Group Co. Ltd.	385,130	25,220
TOTAL KOREA (SOUTH)		293,131
Luxembourg - 1.2%
Acergy SA	1,124,500	32,543
ArcelorMittal SA (d)	730,900	58,665
ArcelorMittal SA (NY Shares) Class A	654,000	52,287
SES SA (A Shares) FDR unit	1,567,368	37,695
TOTAL LUXEMBOURG		181,190
Malaysia - 1.1%
DiGi.com Bhd	3,860,800	29,080
Gamuda Bhd	53,435,000	73,675
IJM Corp. Bhd	8,525,300	22,395
KNM Group Bhd	19,276,000	34,120
TOTAL MALAYSIA		159,270
Mexico - 0.6%
America Movil SAB de CV Series L sponsored ADR	1,217,900	79,638
Urbi, Desarrollos Urbanos, SA de CV (a)	4,121,400	15,925
TOTAL MEXICO		95,563
Netherlands - 2.1%
CNH Global NV	730,700	47,919
Heineken NV (Bearer)	924,100	64,502
ING Groep NV (Certificaten Van Aandelen)	310,544	13,971
Koninklijke KPN NV	1,912,000	36,067
Koninklijke Numico NV	341,600	27,220
Koninklijke Philips Electronics NV	1,291,900	53,407
Nutreco Holding NV	653,700	44,655
SBM Offshore NV	706,779	27,197
TOTAL NETHERLANDS		314,938
Norway - 2.7%
Aker Kvaerner ASA	3,278,985	114,259
Hafslund ASA (B Shares)	674,550	19,986
Marine Harvest ASA (a)	42,140,100	42,717
Petroleum Geo-Services ASA	1,889,000	55,616
Pronova BioPharma ASA	6,445,100	29,664
Common Stocks - continued
	Shares	Value (000s)
Norway - continued
Renewable Energy Corp. AS (a)(d)	1,148,900	$ 58,553
StatoilHydro ASA	2,088,100	70,660
TOTAL NORWAY		391,455
Papua New Guinea - 0.2%
Lihir Gold Ltd. (a)	9,432,800	37,449
Singapore - 0.6%
Keppel Corp. Ltd.	2,332,000	23,971
Singapore Exchange Ltd.	5,755,000	63,061
TOTAL SINGAPORE		87,032
South Africa - 0.0%
JSE Ltd.	166,821	2,220
Spain - 3.2%
Banco Santander Central Hispano SA	5,543,700	120,476
Compania de Distribucion Integral Logista SA	163,800	12,779
Inditex SA	1,531,400	113,930
Sol Melia SA	279,295	5,362
Telefonica SA	6,849,600	227,064
TOTAL SPAIN		479,611
Sweden - 1.5%
H&M Hennes & Mauritz AB (B Shares)	1,161,450	77,323
Modern Times Group MTG AB (B Shares)	1,049,300	73,738
Scania AB (B Shares)	2,390,600	65,279
TOTAL SWEDEN		216,340
Switzerland - 8.5%
ABB Ltd. sponsored ADR	4,624,400	139,749
Actelion Ltd. (Reg.) (a)	1,287,650	63,977
BB Biotech AG	341,699	30,002
Compagnie Financiere Richemont unit	529,630	37,792
Credit Suisse Group (Reg.)	935,480	63,332
EFG International	528,000	24,684
Julius Baer Holding AG (Bearer)	971,965	84,081
Lindt & Spruengli AG (participation certificate)	16,084	55,543
Nestle SA (Reg.)	377,747	174,519
Novartis AG (Reg.)	736,880	39,180
Roche Holding AG (participation certificate)	1,047,428	179,005
SGS Societe Generale de Surveillance Holding SA (Reg.)	24,415	31,997
Sonova Holding AG	659,300	73,996
Swiss Life Holding	95,891	26,492
Common Stocks - continued
	Shares	Value (000s)
Switzerland - continued
Syngenta AG (Switzerland)	196,292	$ 47,571
Tecan Group AG	212,300	14,205
The Swatch Group AG (Reg.)	1,277,012	80,206
UBS AG (NY Shares)	1,020,700	54,801
Zurich Financial Services AG (Reg.)	113,749	34,248
TOTAL SWITZERLAND		1,255,380
Taiwan - 0.9%
Gemtek Technology Corp.	416,925	938
Hon Hai Precision Industry Co. Ltd. (Foxconn)	8,704,668	66,101
PixArt Imaging, Inc.	174,000	1,523
Shin Kong Financial Holding Co. Ltd.	10,525,009	9,747
Siliconware Precision Industries Co. Ltd.	12,427,433	26,201
Wistron Corp.	14,679,615	29,228
TOTAL TAIWAN		133,738
United Kingdom - 14.7%
Anglo American PLC (United Kingdom)	946,654	65,224
Autonomy Corp. PLC (a)	2,701,500	55,183
BAE Systems PLC	4,314,809	44,674
Barclays PLC	1,431,400	18,197
BG Group PLC	1,454,900	26,843
BG Group PLC sponsored ADR	200,000	18,450
BHP Billiton PLC	4,518,500	172,008
Blinkx PLC	2,595,500	1,713
BP PLC sponsored ADR	922,600	71,954
British American Tobacco PLC	1,891,700	72,528
British American Tobacco PLC sponsored ADR	390,200	29,921
Burberry Group PLC	789,000	10,088
Capita Group PLC	1,161,193	18,082
Clipper Windpower PLC (a)	2,006,200	27,737
GlaxoSmithKline PLC sponsored ADR	956,700	49,031
Gyrus Group PLC (a)	3,384,500	30,081
HSBC Holdings PLC (Hong Kong) (Reg.)	1,445,244	28,766
Informa PLC	1,379,400	15,343
International Power PLC	9,114,700	92,665
Investec PLC	3,130,100	37,809
John Wood Group PLC	3,062,900	26,586
Marks & Spencer Group PLC	1,936,800	26,254
Misys PLC	1,173,500	5,898
N Brown Group PLC	4,180,000	25,137
National Grid PLC	3,373,200	56,210
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Next PLC	907,000	$ 41,636
Pearson PLC	2,492,100	41,320
Punch Taverns Ltd.	871,700	18,214
Reckitt Benckiser Group PLC	1,970,700	114,270
Renovo Group PLC (a)(e)	10,125,200	42,523
Rio Tinto PLC sponsored ADR	162,300	60,863
Rolls-Royce Group PLC	4,072,789	45,555
Royal Bank of Scotland Group PLC	6,689,857	71,838
Royal Dutch Shell PLC Class B	3,593,359	156,760
RPS Group PLC	4,353,400	35,253
Shire PLC	2,143,300	53,690
SSL International PLC	6,991,900	74,863
Tesco PLC	10,185,112	104,397
Vodafone Group PLC	59,492,135	233,626
Xstrata PLC	676,400	48,474
TOTAL UNITED KINGDOM		2,169,664
United States of America - 0.8%
Fluor Corp.	275,900	43,592
Macquarie Infrastructure Co. LLC	131,000	5,471
Sunpower Corp. Class A (a)	433,600	54,833
Washington Group International, Inc. (a)	167,200	16,277
TOTAL UNITED STATES OF AMERICA		120,173
TOTAL COMMON STOCKS (Cost $9,813,829)		13,974,207
Nonconvertible Preferred Stocks - 1.1%

Germany - 1.0%
Fresenius AG (non-vtg.)	573,700	45,490
Porsche AG	21,495	57,271
ProSiebenSat.1 Media AG	1,396,900	40,821
TOTAL GERMANY		143,582
Italy - 0.1%
Intesa Sanpaolo SpA	1,669,602	12,673
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
United Kingdom - 0.0%
Rolls-Royce Group PLC:
B Shares	3,257	$ 0
B Shares (a)	164,540,675	342
TOTAL UNITED KINGDOM		342
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $102,519)		156,597
Government Obligations - 0.0%
Principal Amount (000s)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 3.64% to 4.85% 11/1/07 to 1/31/08 (f) (Cost $5,151)	$ 5,175	5,151
Money Market Funds - 4.7%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	635,283,797	635,284
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	52,174,509	52,175
TOTAL MONEY MARKET FUNDS (Cost $687,459)		687,459
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $10,608,958)		14,823,414
NET OTHER ASSETS - (0.5)%		(75,062)
NET ASSETS - 100%		$ 14,748,352
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
753 Nikkei 225 Index Contracts (Japan)	Dec. 2007	$ 63,459	$ 3,158

The face value of futures purchased as a percentage of net assets - 0.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,171,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 22,121
Fidelity Securities Lending Cash Central Fund	8,932
Total	$ 31,053
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ -	$ 6,615	$ -	$ -	$ 8,752
Renovo Group PLC	14,540	18,435	586	-	42,523
Total	$ 14,540	$ 25,050	$ 586	$ -	$ 51,275

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $49,933) - See accompanying schedule: Unaffiliated issuers (cost $9,887,754)	$ 14,084,680
Fidelity Central Funds (cost $687,459)	687,459
Other affiliated issuers (cost $33,745)	51,275
Total Investments (cost $10,608,958)		$ 14,823,414
Foreign currency held at value (cost $9,235)		9,250
Receivable for investments sold		6,597
Receivable for fund shares sold		38,047
Dividends receivable		15,806
Distributions receivable from Fidelity Central Funds		2,866
Receivable for daily variation on futures contracts		791
Prepaid expenses		11
Other receivables		760
Total assets		14,897,542

Liabilities
Payable for investments purchased	$ 70,473
Payable for fund shares redeemed	9,685
Accrued management fee	9,391
Distribution fees payable	131
Other affiliated payables	2,347
Other payables and accrued expenses	4,988
Collateral on securities loaned, at value	52,175
Total liabilities		149,190

Net Assets		$ 14,748,352
Net Assets consist of:
Paid in capital		$ 9,827,187
Undistributed net investment income		137,292
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		570,379
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,213,494
Net Assets		14,748,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($416,784 ÷ 8,803.3 shares)	$ 47.34

Maximum offering price per share (100/94.25 of $47.34)	$ 50.23
Class T: Net Asset Value and redemption price per share ($53,207 ÷ 1,130.6 shares)	$ 47.06

Maximum offering price per share (100/96.50 of $47.06)	$ 48.77
Class B: Net Asset Value and offering price per share ($17,172 ÷ 367.7 shares)A	$ 46.70

Class C: Net Asset Value and offering price per share ($27,736 ÷ 592.4 shares)A	$ 46.82

International Discovery Net Asset Value, offering price and redemption price per share ($14,175,728 ÷ 297,335 shares)	$ 47.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($57,725 ÷ 1,209.3 shares)	$ 47.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2007
Investment Income
Dividends		$ 248,233
Interest		571
Income from Fidelity Central Funds		31,053
		279,857
Less foreign taxes withheld		(22,164)
Total income		257,693

Expenses
Management fee Basic fee	$ 79,274
Performance adjustment	8,620
Transfer agent fees	23,362
Distribution fees	933
Accounting and security lending fees	1,888
Custodian fees and expenses	2,250
Independent trustees' compensation	37
Registration fees	527
Audit	172
Legal	99
Miscellaneous	336
Total expenses before reductions	117,498
Expense reductions	(4,263)	113,235
Net investment income (loss)		144,458
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $434)	609,692
Other affiliated issuers	8
Foreign currency transactions	228
Futures contracts	(1,828)
Total net realized gain (loss)		608,100
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $2,428)	2,676,076
Assets and liabilities in foreign currencies	18
Futures contracts	1,873
Total change in net unrealized appreciation (depreciation)		2,677,967
Net gain (loss)		3,286,067
Net increase (decrease) in net assets resulting from operations		$ 3,430,525

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 144,458	$ 89,022
Net realized gain (loss)	608,100	238,999
Change in net unrealized appreciation (depreciation)	2,677,967	940,196
Net increase (decrease) in net assets resulting from operations	3,430,525	1,268,217
Distributions to shareholders from net investment income	(85,862)	(41,324)
Distributions to shareholders from net realized gain	(224,325)	(189,744)
Total distributions	(310,187)	(231,068)
Share transactions - net increase (decrease)	3,385,409	3,239,823
Redemption fees	502	380
Total increase (decrease) in net assets	6,506,249	4,277,352

Net Assets
Beginning of period	8,242,103	3,964,751
End of period (including undistributed net investment income of $137,292 and undistributed net investment income of $83,948, respectively)	$ 14,748,352	$ 8,242,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.47	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.44	.42	.28
Net realized and unrealized gain (loss)	11.76	7.19	2.88
Total from investment operations	12.20	7.61	3.16
Distributions from net investment income	(.35)	(.31)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.33)	(1.71)	-
Redemption fees added to paid in capital E	- J	- J	- J
Net asset value, end of period	$ 47.34	$ 36.47	$ 30.57
Total Return B, C, D	34.54%	26.01%	11.53%
Ratios to Average Net Assets F, I
Expenses before reductions	1.25%	1.27%	1.42% A
Expenses net of fee waivers, if any	1.25%	1.27%	1.42% A
Expenses net of all reductions	1.22%	1.21%	1.36% A
Net investment income (loss)	1.08%	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 417	$ 140	$ 2
Portfolio turnover rate G	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.30	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.29	.27	.20
Net realized and unrealized gain (loss)	11.71	7.18	2.88
Total from investment operations	12.00	7.45	3.08
Distributions from net investment income	(.26)	(.24)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.24)	(1.64)	-
Redemption fees added to paid in capital E	- J	- J	- J
Net asset value, end of period	$ 47.06	$ 36.30	$ 30.49
Total Return B, C, D	34.08%	25.49%	11.24%
Ratios to Average Net Assets F, I
Expenses before reductions	1.63%	1.71%	1.75% A
Expenses net of fee waivers, if any	1.63%	1.71%	1.75% A
Expenses net of all reductions	1.60%	1.65%	1.69% A
Net investment income (loss)	.70%	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 10	$ 2
Portfolio turnover rate G	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.12	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.08	.08	.08
Net realized and unrealized gain (loss)	11.64	7.19	2.87
Total from investment operations	11.72	7.27	2.95
Distributions from net investment income	(.16)	(.11)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.14)	(1.51)	-
Redemption fees added to paid in capital E	- J	- J	- J
Net asset value, end of period	$ 46.70	$ 36.12	$ 30.36
Total Return B, C, D	33.37%	24.91%	10.76%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.27%	2.24% A
Expenses net of fee waivers, if any	2.14%	2.25%	2.24% A
Expenses net of all reductions	2.10%	2.19%	2.18% A
Net investment income (loss)	.19%	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 17	$ 4	$ 1
Portfolio turnover rate G	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.19	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.09	.11	.13
Net realized and unrealized gain (loss)	11.66	7.19	2.87
Total from investment operations	11.75	7.30	3.00
Distributions from net investment income	(.14)	(.12)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.12)	(1.52)	-
Redemption fees added to paid in capital E	- J	- J	- J
Net asset value, end of period	$ 46.82	$ 36.19	$ 30.41
Total Return B, C, D	33.38%	24.97%	10.94%
Ratios to Average Net Assets F, I
Expenses before reductions	2.11%	2.16%	2.04% A
Expenses net of fee waivers, if any	2.11%	2.16%	2.04% A
Expenses net of all reductions	2.08%	2.11%	1.98% A
Net investment income (loss)	.22%	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 28	$ 6	$ 2
Portfolio turnover rate G	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 36.67	$ 30.65	$ 25.31	$ 21.87	$ 16.66
Income from Investment Operations
Net investment income (loss) B	.53	.48	.37	.22	.19
Net realized and unrealized gain (loss)	11.84	7.25	5.24	3.40	5.11
Total from investment operations	12.37	7.73	5.61	3.62	5.30
Distributions from net investment income	(.38)	(.31)	(.15)	(.18)	(.09)
Distributions from net realized gain	(.98)	(1.40)	(.12)	-	-
Total distributions	(1.36)	(1.71)	(.27)	(.18)	(.09)
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 47.68	$ 36.67	$ 30.65	$ 25.31	$ 21.87
Total Return A	34.85%	26.34%	22.29%	16.65%	31.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.09%	1.08%	1.10%	1.14%
Expenses net of fee waivers, if any	1.04%	1.08%	1.07%	1.10%	1.14%
Expenses net of all reductions	1.00%	1.03%	1.01%	1.06%	1.11%
Net investment income (loss)	1.30%	1.41%	1.35%	.92%	1.08%
Supplemental Data
Net assets, end of period (in millions)	$ 14,176	$ 8,054	$ 3,949	$ 2,193	$ 1,243
Portfolio turnover rate D	56%	56%	75%	87%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 36.71	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.55	.51	.38
Net realized and unrealized gain (loss)	11.85	7.25	2.89
Total from investment operations	12.40	7.76	3.27
Distributions from net investment income	(.40)	(.33)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.38)	(1.73)	-
Redemption fees added to paid in capital D	- I	- I	- I
Net asset value, end of period	$ 47.73	$ 36.71	$ 30.68
Total Return B, C	34.93%	26.45%	11.93%
Ratios to Average Net Assets E, H
Expenses before reductions	.97%	1.00%	.97% A
Expenses net of fee waivers, if any	.97%	1.00%	.97% A
Expenses net of all reductions	.94%	.95%	.90% A
Net investment income (loss)	1.36%	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 58	$ 28	$ 10
Portfolio turnover rate F	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Discovery, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,321,525
Unrealized depreciation	(139,903)
Net unrealized appreciation (depreciation)	4,181,622
Undistributed ordinary income	152,966
Undistributed long-term capital gain	495,087
Cost for federal income tax purposes	$ 10,641,792

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 145,377	$ 106,379
Long-term Capital Gains	164,810	124,689
Total	$ 310,187	$ 231,068

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,077,103 and $6,122,723, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes relative investment performance of the retail class of the Fund, International Discovery, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 583	$ 37
Class T	.25%	.25%	129	4
Class B	.75%	.25%	87	65
Class C	.75%	25%	134	65
			$ 933	$ 171

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 128
Class T	24
Class B*	12
Class C*	5
$ 169

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Discovery. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Discovery shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 404.17
Class T	80.30
Class B	28.32
Class C	40.29
International Discovery	22,756.21
Institutional Class	54.14
	$ 23,362

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $22 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $8,932.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,703 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Discovery	$ 433

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 1,387	$ 38
Class T	80	18
Class B	21	3
Class C	24	8
International Discovery	84,038	41,152
Institutional Class	312	105
Total	85,862	41,324
From net realized gain
Class A	3,929	173
Class T	302	102
Class B	130	40
Class C	170	94
International Discovery	219,032	188,890
Institutional Class	762	445
Total	$ 224,325	$ 189,744

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	5,675	3,952	$ 234,633	$ 133,777
Reinvestment of distributions	63	5	2,271	160
Shares redeemed	(770)	(183)	(31,203)	(6,217)
Net increase (decrease)	4,968	3,774	$ 205,701	$ 127,720
Class T
Shares sold	1,031	248	$ 42,252	$ 8,469
Reinvestment of distributions	10	4	371	112
Shares redeemed	(187)	(36)	(7,614)	(1,223)
Net increase (decrease)	854	216	$ 35,009	$ 7,358
Class B
Shares sold	293	112	$ 11,952	$ 3,875
Reinvestment of distributions	4	1	136	37
Shares redeemed	(53)	(14)	(2,096)	(489)
Net increase (decrease)	244	99	$ 9,992	$ 3,423
Class C
Shares sold	481	130	$ 19,749	$ 4,409
Reinvestment of distributions	4	1	139	41
Shares redeemed	(55)	(32)	(2,234)	(1,088)
Net increase (decrease)	430	99	$ 17,654	$ 3,362
International Discovery
Shares sold	133,089	123,095	$ 5,367,776	$ 4,201,412
Reinvestment of distributions	7,929	7,089	289,550	215,944
Shares redeemed	(63,328)	(39,365)	(2,558,324)	(1,334,783)
Net increase (decrease)	77,690	90,819	$ 3,099,002	$ 3,082,573
Institutional Class
Shares sold	538	512	$ 22,351	$ 17,352
Reinvestment of distributions	19	4	700	121
Shares redeemed	(120)	(61)	(5,000)	(2,086)
Net increase (decrease)	437	455	$ 18,051	$ 15,387

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/07	12/07/07	$0.366	$1.67
Class T	12/10/07	12/07/07	$0.288	$1.67
Class B	12/10/07	12/07/07	$0.156	$1.67
Class C	12/10/07	12/07/07	$0.173	$1.67

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007 $495,087,413 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 73%, Class T designates 84%, Class B designates 100% and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/04/06	$.347	$.0278
Class T	12/04/06	$.300	$.0278
Class B	12/04/06	$.246	$.0278
Class C	12/04/06	$.235	$.0278

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, as available, the cumulative total returns of Fidelity International Discovery (retail class) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity International Discovery (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Discovery (retail class) was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of Fidelity International Discovery (retail class) compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, Institutional Class and Fidelity International Discovery (retail class) ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AID-UANN-1207
1.806656.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Discovery

Fund - Institutional Class

Annual Report

October 31, 2007

Institutional Class is
a class of Fidelity®
International Discovery Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Discovery Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class A, B	34.93%	26.31%	13.13%

A The initial offering of Institutional Class shares took place on January 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies.
Accordingly, the fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Discovery Fund - Institutional Class, a class of the fund, on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index performed over the same period. The initial offering of Institutional Class took place on January 6, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor International Discovery Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

For the 12 months ending October 31, 2007, the fund's Institutional Class shares returned 34.93%, soundly beating the MSCI EAFE index. Strong stock picking - especially within industrials, health care and technology - helped the fund outperform. Stock selection in Europe and in emerging markets, which are not represented in the index, further aided performance. Top individual contributors to relative performance included Nintendo, the Japanese electronic game company, and CSL, an Australian biotechnology company. Nintendo benefited from the introduction of new games and products, while CSL saw improved pricing in its blood plasma business and growing royalty income from a new vaccine to protect against cervical cancer. NHN, the dominant Internet search engine in South Korea, and LG Household & Health Care, a recently restructured Korean consumer products company, rallied sharply. Neither was in the index. The fund sustained limited losses from an underweighting in Hong Kong, where stocks soared, weak stock selection in real estate, and a modest cash position. Disappointments included having an overall underweighting in BHP Billiton, an Anglo-Australian mining company, and not owning Volkswagen, a German car manufacturer, as both stocks rallied sharply.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,162.90	$ 6.92
Hypothetical A	$ 1,000.00	$ 1,018.80	$ 6.46
Class T
Actual	$ 1,000.00	$ 1,160.80	$ 8.99
Hypothetical A	$ 1,000.00	$ 1,016.89	$ 8.39
Class B
Actual	$ 1,000.00	$ 1,157.90	$ 11.69
Hypothetical A	$ 1,000.00	$ 1,014.37	$ 10.92
Class C
Actual	$ 1,000.00	$ 1,158.10	$ 11.64
Hypothetical A	$ 1,000.00	$ 1,014.42	$ 10.87
International Discovery
Actual	$ 1,000.00	$ 1,164.30	$ 5.73
Hypothetical A	$ 1,000.00	$ 1,019.91	$ 5.35
Institutional Class
Actual	$ 1,000.00	$ 1,164.40	$ 5.35
Hypothetical A	$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.27%
Class T	1.65%
Class B	2.15%
Class C	2.14%
International Discovery	1.05%
Institutional Class	.98%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
United Kingdom 14.7%
Japan 14.3%
Germany 11.1%
France 9.4%
Switzerland 8.5%
Australia 7.2%
United States of America 4.6%
Spain 3.2%
Norway 2.7%
Other 24.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan 16.4%
United Kingdom 15.5%
France 10.7%
Germany 10.6%
Switzerland 9.4%
Australia 6.6%
Netherlands 3.6%
United States of America 3.6%
Spain 2.9%
Other 20.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.2	97.3
Short-Term Investments and Net Other Assets	3.8	2.7
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
E.ON AG (Germany, Electric Utilities)	1.6	1.3
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.6	0.8
Telefonica SA (Spain, Diversified Telecommunication Services)	1.5	0.7
CSL Ltd. (Australia, Biotechnology)	1.3	1.0
Bayer AG sponsored ADR (Germany, Chemicals)	1.2	1.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.2	1.5
Nestle SA (Reg.) (Switzerland, Food Products)	1.2	1.1
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.2	0.8
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	1.1	1.1
Nintendo Co. Ltd. (Japan, Software)	1.0	0.9
	12.9
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.3	22.7
Industrials	15.1	14.5
Consumer Discretionary	12.6	15.1
Information Technology	8.9	8.5
Materials	8.1	6.5
Consumer Staples	7.8	7.5
Health Care	7.6	7.8
Energy	7.4	5.8
Utilities	6.1	5.2
Telecommunication Services	4.9	3.2

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (000s)
Australia - 7.2%
AMP Ltd.	2,150,200	$ 20,588
Aristocrat Leisure Ltd. (d)	1,674,900	16,383
AXA Asia Pacific Holdings Ltd.	3,809,600	29,145
Babcock & Brown Japan Property Trust	14,813,600	23,189
Babcock & Brown Ltd.	2,614,622	75,708
Babcock & Brown Wind Partners	7,081,600	12,186
Brambles Ltd.	3,727,909	49,622
Cochlear Ltd.	750,661	48,269
Commonwealth Bank of Australia	1,313,800	75,667
Computershare Ltd.	6,601,384	53,227
CSL Ltd.	5,651,034	192,113
Downer EDI Ltd.	3,907,684	24,368
Goodman Group unit	4,741,905	30,738
Macquarie Bank Ltd.	588,675	47,015
Mortgage Choice Ltd.	2,899,300	6,677
National Australia Bank Ltd.	2,313,706	93,608
Oxiana Ltd.	2,673,571	10,655
QBE Insurance Group Ltd.	2,000,792	61,229
Seek Ltd.	2,000,000	17,504
United Group Ltd.	556,800	11,144
Woolworths Ltd.	2,722,574	85,330
WorleyParsons Ltd.	1,755,648	79,361
TOTAL AUSTRALIA		1,063,726
Austria - 0.4%
Raiffeisen International Bank Holding AG	316,025	52,241
Strabag SE (a)	117,400	9,217
TOTAL AUSTRIA		61,458
Belgium - 0.2%
InBev SA	365,300	34,486
Bermuda - 0.8%
Aquarius Platinum Ltd. (United Kingdom)	1,493,400	57,222
Ports Design Ltd.	4,763,900	17,985
Sinofert Holdings Ltd.	38,748,900	36,551
TOTAL BERMUDA		111,758
Brazil - 0.9%
B2W Companhia Global Do Varejo	1,134,400	61,241
Bovespa Holding SA (a)	787,000	14,989
Uniao de Bancos Brasileiros SA (Unibanco) GDR	337,000	53,259
TOTAL BRAZIL		129,489
Common Stocks - continued
	Shares	Value (000s)
Canada - 1.2%
Niko Resources Ltd.	498,400	$ 55,847
Open Text Corp. (a)(d)	1,310,000	40,943
Potash Corp. of Saskatchewan, Inc.	615,500	75,596
TOTAL CANADA		172,386
Cayman Islands - 0.8%
Alibaba.com Ltd. (a)	598,500	1,931
Chaoda Modern Agriculture (Holdings) Ltd.	12,600,000	11,499
Lee & Man Paper Manufacturing Ltd.	9,312,600	37,254
Subsea 7, Inc. (a)(d)	791,800	23,238
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	842,200	49,597
TOTAL CAYMAN ISLANDS		123,519
China - 0.3%
Jiangsu Expressway Co. Ltd. (H Shares)	13,585,200	15,716
Nine Dragons Paper (Holdings) Ltd.	10,409,000	28,196
TOTAL CHINA		43,912
Cyprus - 0.3%
Aisi Realty Public Ltd. (e)	10,023,000	8,752
Marfin Popular Bank Public Co.	2,596,559	42,208
TOTAL CYPRUS		50,960
Czech Republic - 0.3%
Ceske Energeticke Zavody AS	584,800	42,271
Denmark - 0.7%
Vestas Wind Systems AS (a)	1,176,600	104,975
Finland - 1.3%
Citycon Oyj	791,225	5,158
Nokia Corp. sponsored ADR	3,652,100	145,061
Wartsila Corp. (B Shares)	431,600	35,267
TOTAL FINLAND		185,486
France - 9.4%
Alcatel-Lucent SA	1,089,900	10,561
Alstom SA	476,200	112,388
AXA SA	1,619,466	72,439
BNP Paribas SA	419,639	46,261
Cap Gemini SA	621,000	39,587
CNP Assurances	210,300	26,809
Electricite de France	886,200	106,296
Gaz de France	805,800	45,764
Common Stocks - continued
	Shares	Value (000s)
France - continued
Geodis SA	73,700	$ 15,910
Groupe Danone	483,400	41,693
Icade SA	581,289	42,900
L'Oreal SA	247,100	32,370
LVMH Moet Hennessy - Louis Vuitton	357,300	46,009
Neopost SA	264,700	30,745
Neuf Cegetel	688,313	34,803
Orpea (a)	540,928	34,193
Pinault Printemps-Redoute SA	155,200	30,764
Remy Cointreau SA	304,500	23,404
Renault SA	461,500	77,493
Sechilienne-Sidec	174,000	15,625
Societe Generale Series A	181,820	30,637
Suez SA (France)	1,184,600	76,999
Total SA Series B	1,866,176	150,432
Veolia Environnement	916,962	81,902
Vinci SA	1,336,700	109,651
Vivendi	1,098,719	49,474
TOTAL FRANCE		1,385,109
Germany - 10.1%
Adidas-Salomon AG	487,400	32,518
Allianz AG (Reg.)	607,130	137,211
Bayer AG sponsored ADR	2,183,200	179,896
CompuGROUP Holding AG (a)	519,400	10,798
Continental AG	228,600	34,574
DaimlerChrysler AG (Reg.)	669,000	73,690
Deutsche Boerse AG	727,200	114,733
E.ON AG	1,219,500	238,172
Gerresheimer AG	331,000	18,223
Hochtief AG	519,000	71,666
K&S AG	237,600	49,677
Linde AG	512,128	64,804
MAN AG	362,600	64,721
MTU Aero Engines Holding AG	63,600	3,883
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	381,600	73,210
Q-Cells AG (a)	461,100	58,721
SGL Carbon AG (a)	637,600	37,200
Siemens AG (Reg.)	887,100	120,974
SolarWorld AG	1,099,600	74,589
Wincor Nixdorf AG	247,400	24,574
TOTAL GERMANY		1,483,834
Common Stocks - continued
	Shares	Value (000s)
Greece - 0.6%
EFG Eurobank Ergasias SA	871,328	$ 33,908
Marfin Financial Group Holdings SA	1,328,400	12,625
National Bank of Greece SA	545,000	37,885
TOTAL GREECE		84,418
Hong Kong - 1.4%
China Mobile (Hong Kong) Ltd.	1,539,000	31,913
Esprit Holdings Ltd.	6,854,500	114,478
Li & Fung Ltd.	11,401,900	54,105
TOTAL HONG KONG		200,496
India - 1.6%
Bharti Airtel Ltd. (a)	2,771,992	71,615
Infosys Technologies Ltd.	991,984	47,073
Reliance Industries Ltd.	1,179,321	84,180
Satyam Computer Services Ltd.	3,147,843	38,690
TOTAL INDIA		241,558
Indonesia - 0.2%
PT Perusahaan Gas Negara Tbk Series B	16,035,500	25,130
Ireland - 0.3%
Paddy Power PLC (Ireland)	623,197	25,777
Ryanair Holdings PLC sponsored ADR (a)	486,900	23,951
TOTAL IRELAND		49,728
Israel - 0.6%
Israel Chemicals Ltd.	4,076,700	44,861
Nice Systems Ltd. sponsored ADR (a)	995,600	39,257
TOTAL ISRAEL		84,118
Italy - 2.1%
AEM SpA	7,233,100	30,432
Edison SpA	9,489,400	32,267
ENI SpA	288,800	10,553
ENI SpA sponsored ADR	389,450	28,461
Fiat SpA	2,581,600	83,295
Impregilo SpA (a)	1,279,394	10,250
Prysmian SpA	1,016,400	29,202
Unicredito Italiano SpA	9,354,300	79,960
TOTAL ITALY		304,420
Japan - 13.9%
Aeon Mall Co. Ltd.	793,600	20,643
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Asahi Glass Co. Ltd.	1,924,000	$ 26,503
Asics Corp.	3,270,000	52,155
Canon, Inc.	2,444,050	123,596
Chiba Bank Ltd.	2,187,000	17,557
East Japan Railway Co.	3,681	30,328
Fujifilm Holdings Corp.	1,518,000	72,773
Honda Motor Co. Ltd.	1,548,900	57,975
Ibiden Co. Ltd.	449,700	38,127
Japan Tobacco, Inc.	12,452	72,594
Kawasaki Kisen Kaisha Ltd.	2,345,000	32,556
Keyence Corp.	82,600	19,039
Konica Minolta Holdings, Inc.	2,904,500	50,856
Kubota Corp.	5,875,000	49,334
Leopalace21 Corp.	329,500	10,521
Matsui Securities Co. Ltd. (d)	2,233,300	17,748
Mitsubishi Corp.	1,383,500	43,085
Mitsubishi Estate Co. Ltd.	2,029,400	60,851
Mitsui & Co. Ltd.	3,209,000	83,253
Mitsui Fudosan Co. Ltd.	2,335,000	64,609
Murata Manufacturing Co. Ltd.	652,800	39,736
Namco Bandai Holdings, Inc.	1,763,600	27,196
NGK Insulators Ltd.	2,226,000	78,931
Nintendo Co. Ltd.	245,400	154,111
Nippon Building Fund, Inc.	2,498	36,244
Nippon Electric Glass Co. Ltd.	855,000	14,535
Nippon Steel Corp.	4,753,000	31,598
Nomura Holdings, Inc.	2,914,300	51,962
NSK Ltd.	3,609,000	32,005
ORIX Corp.	264,680	54,305
Sony Corp. sponsored ADR	808,600	39,993
Sony Financial Holdings, Inc.	1,085	3,904
Sumco Corp.	1,074,700	39,232
Sumitomo Corp.	1,889,600	32,931
Sumitomo Electric Industries Ltd.	1,786,100	28,924
Sumitomo Metal Industries Ltd.	1,557,000	7,708
Sumitomo Mitsui Financial Group, Inc.	11,632	95,302
Sumitomo Trust & Banking Co. Ltd.	2,478,800	18,486
Takeda Pharmaceutical Co. Ltd.	1,988,100	124,213
Tokuyama Corp.	3,364,900	47,010
Toyota Motor Corp.	2,645,700	151,387
TOTAL JAPAN		2,053,816
Common Stocks - continued
	Shares	Value (000s)
Korea (South) - 2.0%
Korean Reinsurance Co.	946,600	$ 16,887
LG Household & Health Care Ltd.	441,970	98,540
NHN Corp. (a)	286,270	92,058
Samsung Fire & Marine Insurance Co. Ltd.	217,180	60,426
Shinhan Financial Group Co. Ltd.	385,130	25,220
TOTAL KOREA (SOUTH)		293,131
Luxembourg - 1.2%
Acergy SA	1,124,500	32,543
ArcelorMittal SA (d)	730,900	58,665
ArcelorMittal SA (NY Shares) Class A	654,000	52,287
SES SA (A Shares) FDR unit	1,567,368	37,695
TOTAL LUXEMBOURG		181,190
Malaysia - 1.1%
DiGi.com Bhd	3,860,800	29,080
Gamuda Bhd	53,435,000	73,675
IJM Corp. Bhd	8,525,300	22,395
KNM Group Bhd	19,276,000	34,120
TOTAL MALAYSIA		159,270
Mexico - 0.6%
America Movil SAB de CV Series L sponsored ADR	1,217,900	79,638
Urbi, Desarrollos Urbanos, SA de CV (a)	4,121,400	15,925
TOTAL MEXICO		95,563
Netherlands - 2.1%
CNH Global NV	730,700	47,919
Heineken NV (Bearer)	924,100	64,502
ING Groep NV (Certificaten Van Aandelen)	310,544	13,971
Koninklijke KPN NV	1,912,000	36,067
Koninklijke Numico NV	341,600	27,220
Koninklijke Philips Electronics NV	1,291,900	53,407
Nutreco Holding NV	653,700	44,655
SBM Offshore NV	706,779	27,197
TOTAL NETHERLANDS		314,938
Norway - 2.7%
Aker Kvaerner ASA	3,278,985	114,259
Hafslund ASA (B Shares)	674,550	19,986
Marine Harvest ASA (a)	42,140,100	42,717
Petroleum Geo-Services ASA	1,889,000	55,616
Pronova BioPharma ASA	6,445,100	29,664
Common Stocks - continued
	Shares	Value (000s)
Norway - continued
Renewable Energy Corp. AS (a)(d)	1,148,900	$ 58,553
StatoilHydro ASA	2,088,100	70,660
TOTAL NORWAY		391,455
Papua New Guinea - 0.2%
Lihir Gold Ltd. (a)	9,432,800	37,449
Singapore - 0.6%
Keppel Corp. Ltd.	2,332,000	23,971
Singapore Exchange Ltd.	5,755,000	63,061
TOTAL SINGAPORE		87,032
South Africa - 0.0%
JSE Ltd.	166,821	2,220
Spain - 3.2%
Banco Santander Central Hispano SA	5,543,700	120,476
Compania de Distribucion Integral Logista SA	163,800	12,779
Inditex SA	1,531,400	113,930
Sol Melia SA	279,295	5,362
Telefonica SA	6,849,600	227,064
TOTAL SPAIN		479,611
Sweden - 1.5%
H&M Hennes & Mauritz AB (B Shares)	1,161,450	77,323
Modern Times Group MTG AB (B Shares)	1,049,300	73,738
Scania AB (B Shares)	2,390,600	65,279
TOTAL SWEDEN		216,340
Switzerland - 8.5%
ABB Ltd. sponsored ADR	4,624,400	139,749
Actelion Ltd. (Reg.) (a)	1,287,650	63,977
BB Biotech AG	341,699	30,002
Compagnie Financiere Richemont unit	529,630	37,792
Credit Suisse Group (Reg.)	935,480	63,332
EFG International	528,000	24,684
Julius Baer Holding AG (Bearer)	971,965	84,081
Lindt & Spruengli AG (participation certificate)	16,084	55,543
Nestle SA (Reg.)	377,747	174,519
Novartis AG (Reg.)	736,880	39,180
Roche Holding AG (participation certificate)	1,047,428	179,005
SGS Societe Generale de Surveillance Holding SA (Reg.)	24,415	31,997
Sonova Holding AG	659,300	73,996
Swiss Life Holding	95,891	26,492
Common Stocks - continued
	Shares	Value (000s)
Switzerland - continued
Syngenta AG (Switzerland)	196,292	$ 47,571
Tecan Group AG	212,300	14,205
The Swatch Group AG (Reg.)	1,277,012	80,206
UBS AG (NY Shares)	1,020,700	54,801
Zurich Financial Services AG (Reg.)	113,749	34,248
TOTAL SWITZERLAND		1,255,380
Taiwan - 0.9%
Gemtek Technology Corp.	416,925	938
Hon Hai Precision Industry Co. Ltd. (Foxconn)	8,704,668	66,101
PixArt Imaging, Inc.	174,000	1,523
Shin Kong Financial Holding Co. Ltd.	10,525,009	9,747
Siliconware Precision Industries Co. Ltd.	12,427,433	26,201
Wistron Corp.	14,679,615	29,228
TOTAL TAIWAN		133,738
United Kingdom - 14.7%
Anglo American PLC (United Kingdom)	946,654	65,224
Autonomy Corp. PLC (a)	2,701,500	55,183
BAE Systems PLC	4,314,809	44,674
Barclays PLC	1,431,400	18,197
BG Group PLC	1,454,900	26,843
BG Group PLC sponsored ADR	200,000	18,450
BHP Billiton PLC	4,518,500	172,008
Blinkx PLC	2,595,500	1,713
BP PLC sponsored ADR	922,600	71,954
British American Tobacco PLC	1,891,700	72,528
British American Tobacco PLC sponsored ADR	390,200	29,921
Burberry Group PLC	789,000	10,088
Capita Group PLC	1,161,193	18,082
Clipper Windpower PLC (a)	2,006,200	27,737
GlaxoSmithKline PLC sponsored ADR	956,700	49,031
Gyrus Group PLC (a)	3,384,500	30,081
HSBC Holdings PLC (Hong Kong) (Reg.)	1,445,244	28,766
Informa PLC	1,379,400	15,343
International Power PLC	9,114,700	92,665
Investec PLC	3,130,100	37,809
John Wood Group PLC	3,062,900	26,586
Marks & Spencer Group PLC	1,936,800	26,254
Misys PLC	1,173,500	5,898
N Brown Group PLC	4,180,000	25,137
National Grid PLC	3,373,200	56,210
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Next PLC	907,000	$ 41,636
Pearson PLC	2,492,100	41,320
Punch Taverns Ltd.	871,700	18,214
Reckitt Benckiser Group PLC	1,970,700	114,270
Renovo Group PLC (a)(e)	10,125,200	42,523
Rio Tinto PLC sponsored ADR	162,300	60,863
Rolls-Royce Group PLC	4,072,789	45,555
Royal Bank of Scotland Group PLC	6,689,857	71,838
Royal Dutch Shell PLC Class B	3,593,359	156,760
RPS Group PLC	4,353,400	35,253
Shire PLC	2,143,300	53,690
SSL International PLC	6,991,900	74,863
Tesco PLC	10,185,112	104,397
Vodafone Group PLC	59,492,135	233,626
Xstrata PLC	676,400	48,474
TOTAL UNITED KINGDOM		2,169,664
United States of America - 0.8%
Fluor Corp.	275,900	43,592
Macquarie Infrastructure Co. LLC	131,000	5,471
Sunpower Corp. Class A (a)	433,600	54,833
Washington Group International, Inc. (a)	167,200	16,277
TOTAL UNITED STATES OF AMERICA		120,173
TOTAL COMMON STOCKS (Cost $9,813,829)		13,974,207
Nonconvertible Preferred Stocks - 1.1%

Germany - 1.0%
Fresenius AG (non-vtg.)	573,700	45,490
Porsche AG	21,495	57,271
ProSiebenSat.1 Media AG	1,396,900	40,821
TOTAL GERMANY		143,582
Italy - 0.1%
Intesa Sanpaolo SpA	1,669,602	12,673
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
United Kingdom - 0.0%
Rolls-Royce Group PLC:
B Shares	3,257	$ 0
B Shares (a)	164,540,675	342
TOTAL UNITED KINGDOM		342
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $102,519)		156,597
Government Obligations - 0.0%
Principal Amount (000s)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 3.64% to 4.85% 11/1/07 to 1/31/08 (f) (Cost $5,151)	$ 5,175	5,151
Money Market Funds - 4.7%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	635,283,797	635,284
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	52,174,509	52,175
TOTAL MONEY MARKET FUNDS (Cost $687,459)		687,459
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $10,608,958)		14,823,414
NET OTHER ASSETS - (0.5)%		(75,062)
NET ASSETS - 100%		$ 14,748,352
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
753 Nikkei 225 Index Contracts (Japan)	Dec. 2007	$ 63,459	$ 3,158

The face value of futures purchased as a percentage of net assets - 0.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,171,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 22,121
Fidelity Securities Lending Cash Central Fund	8,932
Total	$ 31,053
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ -	$ 6,615	$ -	$ -	$ 8,752
Renovo Group PLC	14,540	18,435	586	-	42,523
Total	$ 14,540	$ 25,050	$ 586	$ -	$ 51,275

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $49,933) - See accompanying schedule: Unaffiliated issuers (cost $9,887,754)	$ 14,084,680
Fidelity Central Funds (cost $687,459)	687,459
Other affiliated issuers (cost $33,745)	51,275
Total Investments (cost $10,608,958)		$ 14,823,414
Foreign currency held at value (cost $9,235)		9,250
Receivable for investments sold		6,597
Receivable for fund shares sold		38,047
Dividends receivable		15,806
Distributions receivable from Fidelity Central Funds		2,866
Receivable for daily variation on futures contracts		791
Prepaid expenses		11
Other receivables		760
Total assets		14,897,542

Liabilities
Payable for investments purchased	$ 70,473
Payable for fund shares redeemed	9,685
Accrued management fee	9,391
Distribution fees payable	131
Other affiliated payables	2,347
Other payables and accrued expenses	4,988
Collateral on securities loaned, at value	52,175
Total liabilities		149,190

Net Assets		$ 14,748,352
Net Assets consist of:
Paid in capital		$ 9,827,187
Undistributed net investment income		137,292
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		570,379
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,213,494
Net Assets		14,748,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($416,784 ÷ 8,803.3 shares)	$ 47.34

Maximum offering price per share (100/94.25 of $47.34)	$ 50.23
Class T: Net Asset Value and redemption price per share ($53,207 ÷ 1,130.6 shares)	$ 47.06

Maximum offering price per share (100/96.50 of $47.06)	$ 48.77
Class B: Net Asset Value and offering price per share ($17,172 ÷ 367.7 shares)A	$ 46.70

Class C: Net Asset Value and offering price per share ($27,736 ÷ 592.4 shares)A	$ 46.82

International Discovery Net Asset Value, offering price and redemption price per share ($14,175,728 ÷ 297,335 shares)	$ 47.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($57,725 ÷ 1,209.3 shares)	$ 47.73

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2007
Investment Income
Dividends		$ 248,233
Interest		571
Income from Fidelity Central Funds		31,053
		279,857
Less foreign taxes withheld		(22,164)
Total income		257,693

Expenses
Management fee Basic fee	$ 79,274
Performance adjustment	8,620
Transfer agent fees	23,362
Distribution fees	933
Accounting and security lending fees	1,888
Custodian fees and expenses	2,250
Independent trustees' compensation	37
Registration fees	527
Audit	172
Legal	99
Miscellaneous	336
Total expenses before reductions	117,498
Expense reductions	(4,263)	113,235
Net investment income (loss)		144,458
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $434)	609,692
Other affiliated issuers	8
Foreign currency transactions	228
Futures contracts	(1,828)
Total net realized gain (loss)		608,100
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $2,428)	2,676,076
Assets and liabilities in foreign currencies	18
Futures contracts	1,873
Total change in net unrealized appreciation (depreciation)		2,677,967
Net gain (loss)		3,286,067
Net increase (decrease) in net assets resulting from operations		$ 3,430,525

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 144,458	$ 89,022
Net realized gain (loss)	608,100	238,999
Change in net unrealized appreciation (depreciation)	2,677,967	940,196
Net increase (decrease) in net assets resulting from operations	3,430,525	1,268,217
Distributions to shareholders from net investment income	(85,862)	(41,324)
Distributions to shareholders from net realized gain	(224,325)	(189,744)
Total distributions	(310,187)	(231,068)
Share transactions - net increase (decrease)	3,385,409	3,239,823
Redemption fees	502	380
Total increase (decrease) in net assets	6,506,249	4,277,352

Net Assets
Beginning of period	8,242,103	3,964,751
End of period (including undistributed net investment income of $137,292 and undistributed net investment income of $83,948, respectively)	$ 14,748,352	$ 8,242,103

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.47	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.44	.42	.28
Net realized and unrealized gain (loss)	11.76	7.19	2.88
Total from investment operations	12.20	7.61	3.16
Distributions from net investment income	(.35)	(.31)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.33)	(1.71)	-
Redemption fees added to paid in capital E	- J	- J	- J
Net asset value, end of period	$ 47.34	$ 36.47	$ 30.57
Total Return B, C, D	34.54%	26.01%	11.53%
Ratios to Average Net Assets F, I
Expenses before reductions	1.25%	1.27%	1.42% A
Expenses net of fee waivers, if any	1.25%	1.27%	1.42% A
Expenses net of all reductions	1.22%	1.21%	1.36% A
Net investment income (loss)	1.08%	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 417	$ 140	$ 2
Portfolio turnover rate G	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.30	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.29	.27	.20
Net realized and unrealized gain (loss)	11.71	7.18	2.88
Total from investment operations	12.00	7.45	3.08
Distributions from net investment income	(.26)	(.24)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.24)	(1.64)	-
Redemption fees added to paid in capital E	- J	- J	- J
Net asset value, end of period	$ 47.06	$ 36.30	$ 30.49
Total Return B, C, D	34.08%	25.49%	11.24%
Ratios to Average Net Assets F, I
Expenses before reductions	1.63%	1.71%	1.75% A
Expenses net of fee waivers, if any	1.63%	1.71%	1.75% A
Expenses net of all reductions	1.60%	1.65%	1.69% A
Net investment income (loss)	.70%	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 10	$ 2
Portfolio turnover rate G	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.12	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.08	.08	.08
Net realized and unrealized gain (loss)	11.64	7.19	2.87
Total from investment operations	11.72	7.27	2.95
Distributions from net investment income	(.16)	(.11)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.14)	(1.51)	-
Redemption fees added to paid in capital E	- J	- J	- J
Net asset value, end of period	$ 46.70	$ 36.12	$ 30.36
Total Return B, C, D	33.37%	24.91%	10.76%
Ratios to Average Net Assets F, I
Expenses before reductions	2.14%	2.27%	2.24% A
Expenses net of fee waivers, if any	2.14%	2.25%	2.24% A
Expenses net of all reductions	2.10%	2.19%	2.18% A
Net investment income (loss)	.19%	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 17	$ 4	$ 1
Portfolio turnover rate G	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 36.19	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.09	.11	.13
Net realized and unrealized gain (loss)	11.66	7.19	2.87
Total from investment operations	11.75	7.30	3.00
Distributions from net investment income	(.14)	(.12)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.12)	(1.52)	-
Redemption fees added to paid in capital E	- J	- J	- J
Net asset value, end of period	$ 46.82	$ 36.19	$ 30.41
Total Return B, C, D	33.38%	24.97%	10.94%
Ratios to Average Net Assets F, I
Expenses before reductions	2.11%	2.16%	2.04% A
Expenses net of fee waivers, if any	2.11%	2.16%	2.04% A
Expenses net of all reductions	2.08%	2.11%	1.98% A
Net investment income (loss)	.22%	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 28	$ 6	$ 2
Portfolio turnover rate G	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 36.67	$ 30.65	$ 25.31	$ 21.87	$ 16.66
Income from Investment Operations
Net investment income (loss) B	.53	.48	.37	.22	.19
Net realized and unrealized gain (loss)	11.84	7.25	5.24	3.40	5.11
Total from investment operations	12.37	7.73	5.61	3.62	5.30
Distributions from net investment income	(.38)	(.31)	(.15)	(.18)	(.09)
Distributions from net realized gain	(.98)	(1.40)	(.12)	-	-
Total distributions	(1.36)	(1.71)	(.27)	(.18)	(.09)
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 47.68	$ 36.67	$ 30.65	$ 25.31	$ 21.87
Total Return A	34.85%	26.34%	22.29%	16.65%	31.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.09%	1.08%	1.10%	1.14%
Expenses net of fee waivers, if any	1.04%	1.08%	1.07%	1.10%	1.14%
Expenses net of all reductions	1.00%	1.03%	1.01%	1.06%	1.11%
Net investment income (loss)	1.30%	1.41%	1.35%	.92%	1.08%
Supplemental Data
Net assets, end of period (in millions)	$ 14,176	$ 8,054	$ 3,949	$ 2,193	$ 1,243
Portfolio turnover rate D	56%	56%	75%	87%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 36.71	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.55	.51	.38
Net realized and unrealized gain (loss)	11.85	7.25	2.89
Total from investment operations	12.40	7.76	3.27
Distributions from net investment income	(.40)	(.33)	-
Distributions from net realized gain	(.98)	(1.40)	-
Total distributions	(1.38)	(1.73)	-
Redemption fees added to paid in capital D	- I	- I	- I
Net asset value, end of period	$ 47.73	$ 36.71	$ 30.68
Total Return B, C	34.93%	26.45%	11.93%
Ratios to Average Net Assets E, H
Expenses before reductions	.97%	1.00%	.97% A
Expenses net of fee waivers, if any	.97%	1.00%	.97% A
Expenses net of all reductions	.94%	.95%	.90% A
Net investment income (loss)	1.36%	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 58	$ 28	$ 10
Portfolio turnover rate F	56%	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Discovery, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,321,525
Unrealized depreciation	(139,903)
Net unrealized appreciation (depreciation)	4,181,622
Undistributed ordinary income	152,966
Undistributed long-term capital gain	495,087
Cost for federal income tax purposes	$ 10,641,792

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 145,377	$ 106,379
Long-term Capital Gains	164,810	124,689
Total	$ 310,187	$ 231,068

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,077,103 and $6,122,723, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes relative investment performance of the retail class of the Fund, International Discovery, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 583	$ 37
Class T	.25%	.25%	129	4
Class B	.75%	.25%	87	65
Class C	.75%	25%	134	65
			$ 933	$ 171

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 128
Class T	24
Class B*	12
Class C*	5
$ 169

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Discovery. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Discovery shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 404.17
Class T	80.30
Class B	28.32
Class C	40.29
International Discovery	22,756.21
Institutional Class	54.14
	$ 23,362

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $22 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $8,932.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,703 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $11. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Discovery	$ 433

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 1,387	$ 38
Class T	80	18
Class B	21	3
Class C	24	8
International Discovery	84,038	41,152
Institutional Class	312	105
Total	85,862	41,324
From net realized gain
Class A	3,929	173
Class T	302	102
Class B	130	40
Class C	170	94
International Discovery	219,032	188,890
Institutional Class	762	445
Total	$ 224,325	$ 189,744

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	5,675	3,952	$ 234,633	$ 133,777
Reinvestment of distributions	63	5	2,271	160
Shares redeemed	(770)	(183)	(31,203)	(6,217)
Net increase (decrease)	4,968	3,774	$ 205,701	$ 127,720
Class T
Shares sold	1,031	248	$ 42,252	$ 8,469
Reinvestment of distributions	10	4	371	112
Shares redeemed	(187)	(36)	(7,614)	(1,223)
Net increase (decrease)	854	216	$ 35,009	$ 7,358
Class B
Shares sold	293	112	$ 11,952	$ 3,875
Reinvestment of distributions	4	1	136	37
Shares redeemed	(53)	(14)	(2,096)	(489)
Net increase (decrease)	244	99	$ 9,992	$ 3,423
Class C
Shares sold	481	130	$ 19,749	$ 4,409
Reinvestment of distributions	4	1	139	41
Shares redeemed	(55)	(32)	(2,234)	(1,088)
Net increase (decrease)	430	99	$ 17,654	$ 3,362
International Discovery
Shares sold	133,089	123,095	$ 5,367,776	$ 4,201,412
Reinvestment of distributions	7,929	7,089	289,550	215,944
Shares redeemed	(63,328)	(39,365)	(2,558,324)	(1,334,783)
Net increase (decrease)	77,690	90,819	$ 3,099,002	$ 3,082,573
Institutional Class
Shares sold	538	512	$ 22,351	$ 17,352
Reinvestment of distributions	19	4	700	121
Shares redeemed	(120)	(61)	(5,000)	(2,086)
Net increase (decrease)	437	455	$ 18,051	$ 15,387

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/07	12/07/07	$0.441	$1.67

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007 $495,087,413 or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 67% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/04/06	$.378	$.0278

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, as available, the cumulative total returns of Fidelity International Discovery (retail class) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Fidelity International Discovery (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Discovery (retail class) was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of Fidelity International Discovery (retail class) compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, Institutional Class and Fidelity International Discovery (retail class) ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AIDI-UANN-1207
1.806657.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

International Small Cap

Fund

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
International Small Cap	33.82%	36.04%	34.71%

A From September 18, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Small Cap, a class of the fund, on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ben Paton, Tokuya Sano and Wilson Wong, Co-Portfolio Managers of Fidelity® International Small Cap Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the year ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a proxy for established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

During the past year, International Small Cap returned 33.82%, versus 22.17% for the MSCI EAFE Small Cap index. Stock selection in materials, industrials, energy and consumer staples aided performance, as did overweighting utilities. Geographically, our picks in Australia, Canada, China and Norway helped. Both the Asia Pacific ex Japan and Europe/Africa/Middle East subportfolios handily beat their respective benchmarks; the Japanese subportfolio had roughly in-line results. South Africa-based, Australia-listed Sylvania Resources, which reprocesses chrome tailings, contributed, along with Stepstone, a Norwegian online employment company; Cosco Corporation, a Singapore-listed Chinese ship-builder; Bradken, Australia's leading supplier of consumable mining and rail industry products; and Japan's Hitachi Construction Machinery and ferro-alloy producer Nippon Denko. Conversely, stock picking in information technology and consumer discretionary detracted. Geographically, our choices in Italy and Japan hurt. The fund's biggest detractor was Banca Italease. Japanese stocks Hikari Tsushin and NOK - the latter of which we sold - hurt as well, along with an index component we didn't own, Orient Resources Group, a Hong Kong-based real estate developer incorporated in Bermuda. Most stocks we've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,135.30	$ 8.88
HypotheticalA	$ 1,000.00	$ 1,016.89	$ 8.39
Class T
Actual	$ 1,000.00	$ 1,133.20	$ 10.22
HypotheticalA	$ 1,000.00	$ 1,015.63	$ 9.65
Class B
Actual	$ 1,000.00	$ 1,130.50	$ 12.89
HypotheticalA	$ 1,000.00	$ 1,013.11	$ 12.18
Class C
Actual	$ 1,000.00	$ 1,130.70	$ 12.89
HypotheticalA	$ 1,000.00	$ 1,013.11	$ 12.18
International Small Cap
Actual	$ 1,000.00	$ 1,136.70	$ 7.22
HypotheticalA	$ 1,000.00	$ 1,018.45	$ 6.82
Institutional Class
Actual	$ 1,000.00	$ 1,137.00	$ 7.22
HypotheticalA	$ 1,000.00	$ 1,018.45	$ 6.82

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.65%
Class T	1.90%
Class B	2.40%
Class C	2.40%
International Small Cap	1.34%
Institutional Class	1.34%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan 27.2%
United Kingdom 15.0%
Australia 13.1%
United States of America 6.2%
Canada 4.5%
France 3.9%
Germany 2.9%
Italy 2.9%
Norway 2.2%
Other 22.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan 26.8%
United Kingdom 16.8%
Australia 13.2%
Italy 5.3%
United States of America 5.3%
Germany 3.4%
France 3.2%
Canada 3.2%
South Africa 2.8%
Other 20.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.8	96.6
Bonds	0.3	0.2
Short-Term Investments and Net Other Assets	3.9	3.2
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Stepstone ASA (Norway, Commercial Services & Supplies)	1.6	1.1
Phorm, Inc. (United States of America, Media)	1.6	0.0
Sylvania Resources Ltd. (Australia, Metals & Mining)	1.4	0.6
Max Petroleum PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	2.0
Oilexco, Inc. (Canada, Oil, Gas & Consumable Fuels)	1.3	0.6
Sarantis SA (Reg.) (Greece, Personal Products)	1.2	0.7
Nissin Kogyo Co. Ltd. (Japan, Auto Components)	1.1	1.1
E.ON AG (Germany, Electric Utilities)	1.0	0.8
Stanley Electric Co. Ltd. (Japan, Auto Components)	1.0	0.4
Nippon Seiki Co. Ltd. (Japan, Auto Components)	1.0	0.8
	12.5
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	22.5	20.0
Materials	18.0	15.0
Consumer Discretionary	15.9	17.1
Information Technology	8.9	8.4
Energy	8.6	9.0
Financials	8.7	13.4
Health Care	4.6	4.3
Utilities	4.4	5.2
Consumer Staples	4.0	3.7
Telecommunication Services	0.5	0.7

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (000s)
Australia - 13.1%
Allied Gold Ltd. (a)	15,017,696	$ 12,802
Allied Gold Ltd. (UK) (a)	461,700	410
Ausenco Ltd.	716,966	10,123
Australian Wealth Management Ltd. (e)	1,555,487	4,023
Bradken Ltd.	724,595	10,008
Capital-XX Ltd. (a)	2,262,572	3,105
Centamin Egypt Ltd. (a)	3,589,755	4,870
Centennial Coal Co. Ltd. (e)	592,395	2,389
Crane Group Ltd.	92,339	1,455
David Jones Ltd.	432,290	2,002
Downer EDI Ltd.	256,593	1,600
DUET Group	623,838	2,044
Dwyka Resources Ltd. (a)	5,235,220	4,680
European Gas Ltd. (a)	2,137,690	1,750
Gunns Ltd.	502,803	1,772
Hastie Group Ltd.	749,674	3,232
IBT Education Ltd.	490,152	1,188
Incitec Pivot Ltd. (e)	103,561	8,601
International Ferro Metals (a)	1,666,176	4,070
Iress Market Technology Ltd.	194,246	1,502
JB Hi-Fi Ltd.	709,791	10,931
Jubilee Mines NL	264,180	5,887
Kingsgate Consolidated NL	242,615	1,217
MacArthur Coal Ltd. (e)	482,429	4,106
Macmahon Holdings Ltd.	2,833,056	4,585
Meo Australia Ltd. (a)	9,450,100	10,724
Monto Minerals Ltd. (a)	8,325,252	1,688
Monto Minerals Ltd. warrants 5/25/09 (a)	1,485,934	39
Mortgage Choice Ltd.	2,022,538	4,658
Mount Gibson Iron Ltd. (a)	5,473,584	15,475
Nomad Building Solutions Ltd.	755,846	2,313
Oakton Ltd.	122,815	682
Perilya Mines Ltd.	554,900	2,052
Phosphagenics Ltd. (a)	9,040,000	2,123
Reverse Corp. Ltd.	446,400	1,934
Roc Oil Co. Ltd. (United Kingdom) (a)	2,864,489	8,754
Seek Ltd.	1,321,589	11,566
Silex Systems Ltd.	200,000	1,457
Sims Group Ltd.	28,822	761
SMS Management & Technology Ltd.	134,800	907
Sylvania Resources Ltd. (a)(f)	9,009,881	25,111
Sylvania Resources Ltd. (United Kingdom) (a)(f)	4,910,360	13,425
Common Stocks - continued
	Shares	Value (000s)
Australia - continued
Tanami Gold NL (a)	26,452,484	$ 2,887
Tassal Group Ltd.	1,148,600	4,074
United Group Ltd.	353,321	7,072
WorleyParsons Ltd.	102,033	4,612
Wotif.com Holdings Ltd.	636,700	3,582
TOTAL AUSTRALIA		234,248
Bermuda - 1.8%
African Minerals Ltd. (a)	575,020	1,979
Oriental Watch Holdings Ltd.	4,082,000	1,589
Pacific Basin Shipping Ltd.	4,044,000	9,060
Peace Mark Holdings Ltd.	814,000	1,341
Petra Diamonds Ltd. (a)	1,212,621	3,656
Ports Design Ltd.	784,000	2,960
Tanzanite One Ltd. (f)	5,808,701	8,937
Trefoil Ltd. (a)	385,100	2,225
Xceldiam Ltd. warrants 11/16/07 (a)	1,659,127	52
TOTAL BERMUDA		31,799
British Virgin Islands - 0.3%
Albidon Ltd. unit (a)	1,469,000	4,169
Kalahari Energy (g)	1,451,000	1,814
TOTAL BRITISH VIRGIN ISLANDS		5,983
Canada - 4.2%
AirSea Lines (a)(g)	1,862,300	1,349
AirSea Lines warrants 8/4/11 (a)(g)	1,862,300	0
Altius Minerals Corp. (a)	257,006	7,485
Antrim Energy, Inc. (a)	245,700	1,652
Antrim Energy, Inc. (United Kingdom) (a)	800,000	5,430
Bankers Petroleum Ltd. (a)	3,767,000	2,434
Equinox Minerals Ltd. (a)	1,206,050	6,604
Equinox Minerals Ltd. unit (a)	588,859	3,208
MagIndustries Corp. (a)	3,635,960	6,739
Oilexco, Inc. (a)	1,237,525	22,596
Rock Well Petroleum, Inc. (g)	770,400	3,461
Sino-Forest Corp. (a)	106,000	2,820
Starfield Resources, Inc. (a)	1,313,025	2,086
Starfield Resources, Inc. warrants 1/20/08 (a)(g)	1,678,100	1,114
Stealth Ventures Ltd. (a)	593,200	452
Stealth Ventures Ltd. warrants 3/12/08 (a)(g)	483,250	1
Visual Defence, Inc. (a)(f)	4,664,100	1,503
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Western Canadian Coal Corp. (a)	1,554,418	$ 4,116
Western Canadian Coal Corp. (United Kingdom) (a)	548,286	1,453
TOTAL CANADA		74,503
Cayman Islands - 0.9%
Ctrip.com International Ltd. sponsored ADR	31,000	1,747
Embry Holdings Ltd.	1,081,000	845
Hidili Industry International Development Ltd.	808,000	1,205
International Consolidated Minerals, Inc. (a)	852,927	6,397
Ju Teng International Holdings Ltd. (a)	656,000	249
Lee & Man Paper Manufacturing Ltd.	1,002,000	4,008
TCC International Holdings Ltd. (a)	894,000	1,344
TOTAL CAYMAN ISLANDS		15,795
China - 0.8%
Anhui Conch Cement Co. Ltd. (H Shares)	78,000	779
Baidu.com, Inc. sponsored ADR (a)	4,600	1,759
China Oilfield Services Ltd. (H Shares)	1,892,000	4,633
China Resources Land Ltd.	448,000	1,133
Dongfang Electrical Machinery Co. Ltd. (H Shares)	84,000	751
Sina Corp. (a)	63,000	3,612
Xinjiang Xinxin Mining Industry Co. Ltd. Class H	740,000	1,369
Yantai Changyu Pioneer Wine Co. (B Shares)	118,810	885
TOTAL CHINA		14,921
Cyprus - 0.1%
Buried Hill Energy (Cyprus) PCL (g)	1,947,000	2,142
Czech Republic - 0.1%
Ceske Energeticke Zavody AS	35,860	2,592
Denmark - 0.4%
DSV de Sammensluttede Vognmaend AS	259,300	6,855
Finland - 1.6%
Inion OY (a)	3,590,300	2,146
Nokian Tyres Ltd.	430,910	16,232
Rakentajain Konevuokraamo Oyj (B Shares)	222,030	8,299
Ramirent Oyj	74,140	1,646
TOTAL FINLAND		28,323
Common Stocks - continued
	Shares	Value (000s)
France - 3.9%
Carbone Lorraine	27,400	$ 2,452
Electricite de France	90,900	10,903
Geodis SA	42,180	9,105
Guerbet SA	8,400	1,901
Icade SA	123,018	9,079
Laurent-Perrier Group	31,960	5,963
Norbert Dentressangle SA	15,064	1,811
Seche Environment SA	11,560	2,122
Societe Internationale de Plantations d'Heveas SA	2,580	2,063
Veolia Environnement	161,180	14,396
Vilmorin & Cie	67,700	9,840
TOTAL FRANCE		69,635
Germany - 2.9%
E.ON AG	93,000	18,163
Fresenius Medical Care AG	130,010	6,868
Interhyp AG	35,270	3,033
Kontron AG	154,620	3,918
MLP AG	89,150	1,182
Praktiker Bau- und Heimwerkermaerkte Holding AG	63,860	2,309
SGL Carbon AG (a)	272,200	15,881
TOTAL GERMANY		51,354
Greece - 1.6%
Fourlis Holdings SA	110,000	4,430
Hellenic Technodomiki Tev SA	223,750	3,397
Sarantis SA (Reg.)	1,076,638	21,463
TOTAL GREECE		29,290
Hong Kong - 1.3%
China Everbright Ltd. (a)	1,328,000	5,973
China Overseas Land & Investment Ltd.	616,000	1,474
Esprit Holdings Ltd.	246,000	4,108
Hang Lung Properties Ltd.	499,000	2,401
Li & Fung Ltd.	924,000	4,385
Midland Holdings Ltd.	3,114,000	3,857
PYI Corp. Ltd.	600,000	274
TOTAL HONG KONG		22,472
India - 1.2%
Ess Dee Aluminium Ltd.	49,516	894
Gujarat NRE Coke Ltd.	507,690	1,499
Common Stocks - continued
	Shares	Value (000s)
India - continued
INFO Edge India Ltd.	109,253	$ 3,388
Jindal Steel & Power Ltd.	22,836	6,980
JSW Steel Ltd.	156,958	3,863
Sesa Goa Ltd.	48,209	4,618
TOTAL INDIA		21,242
Indonesia - 0.1%
PT Bakrie Sumatera Plantations Tbk warrants 9/10/10 (a)	31	0
PT International Nickel Indonesia Tbk	51,500	519
PT Tambang Batubbara Bukit Asam Tbk	1,732,500	1,761
TOTAL INDONESIA		2,280
Ireland - 0.4%
Adwalker PLC (a)	9,125,000	379
Kenmare Resources PLC (a)	2,640,000	3,389
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	1,513
Petroceltic International PLC (a)	13,644,934	2,406
Vimio PLC (a)	867,300	198
TOTAL IRELAND		7,885
Israel - 0.6%
Israel Chemicals Ltd.	611,900	6,734
RADWARE Ltd. (a)	227,160	3,844
TOTAL ISRAEL		10,578
Italy - 2.9%
Ansaldo STS SpA (a)	214,670	3,121
ASM SpA	925,100	6,483
Banca Italease SpA (e)	530,760	11,163
Enel SpA	543,800	6,513
Hera SpA	1,510,160	6,789
Seldovia Native Association, Inc. (SNAI) (a)(e)	1,541,160	15,641
Teleunit SpA (a)(f)	12,719,158	1,025
TOTAL ITALY		50,735
Japan - 27.2%
ABC-Mart, Inc.	233,100	4,801
Access Co. Ltd.	464	594
Adeka Corp.	69,000	692
Ahresty Corp.	34,400	695
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Ai Holdings Corp.	79,000	$ 475
Airport Facilities Co. Ltd.	93,800	616
AOC Holdings, Inc.	79,400	1,219
AOI Electronics Co. Ltd.	64,300	837
Apamanshop Holdings Co. Ltd.	15,040	5,865
ARDEPRO CO., Ltd. (e)	43,989	14,791
Atlus Co. Ltd.	88,000	455
Atrium Co. Ltd.	64,400	1,796
Avex Group Holdings, Inc.	200,000	2,916
Bit-isle, Inc. (a)(e)	988	744
Bookoff Corp. (e)	88,300	861
C. Uyemura & Co. Ltd. (a)	46,000	2,798
Chiba Bank Ltd.	177,000	1,421
Chugoku Marine Paints Ltd.	134,000	1,821
Citizen Holdings Co. Ltd.	142,800	1,539
CMIC Co. Ltd.	4,860	1,161
Create SD Co. Ltd.	42,400	908
cyber communications, Inc.	1,365	1,072
Dai-ichi Seiko Co. Ltd.	55,100	882
Daicel Chemical Industries Ltd.	207,000	1,525
Daido Steel Co. Ltd.	269,000	1,836
Daikin Industries Ltd.	99,500	5,013
Daikokutenbussan Co. Ltd.	31,300	236
Daiseki Co. Ltd. (e)	76,300	2,582
Daito Gyorui Co. Ltd.	381,000	673
Daiwa Securities Group, Inc.	132,000	1,272
Daiwabo Information System Ltd. (e)	162,500	2,160
Daiwasystem Co. Ltd.	39,800	1,117
DeNA Co. Ltd.	451	2,826
Denyo Co. Ltd. (e)	72,900	758
Endo Lighting Corp.	2,300	12
EPS Co. Ltd. (e)	1,239	4,800
F&M Co. Ltd.	1,998	562
FCM Co. Ltd.	30,800	1,385
Fuji Heavy Industries Ltd.	418,000	2,173
Fujitsu Component Ltd. (a)	478	622
Furuno Electric Co. Ltd.	100,400	1,519
GMO Hosting & Security, Inc.	451	515
Gmo Internet, Inc. (e)	400,900	1,530
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
H-One Co. Ltd.	21,800	$ 251
Harakosan Co. Ltd. (e)	5,676	13,457
Harmonic Drive Systems, Inc.	587	2,210
Hikari Tsushin, Inc. (e)	258,000	7,880
Hisaka Works Ltd. (e)	153,000	3,422
Hitachi Construction Machinery Co. Ltd.	100,200	4,111
Hitachi Metals Ltd.	322,000	4,178
Hokuto Corp.	171,200	2,671
Hosiden Corp. (e)	320,300	5,682
Ibiden Co. Ltd.	62,200	5,274
Ichirokudo Co. Ltd. (a)	1,014	369
Ichiyoshi Securities Co. Ltd.	141,400	1,547
IDU Co. (e)	2,213	3,427
Index Holdings (e)	3,190	1,334
Inpex Holdings, Inc.	890	9,597
Intelligence Ltd. (e)	2,492	5,720
Isuzu Motors Ltd.	359,000	1,790
Itochu Corp.	557,000	7,040
Japan Airport Terminal Co. Ltd.	12,400	243
Japan Aviation Electronics Industry Ltd.	250,000	3,858
Japan Steel Works Ltd.	157,000	2,569
Japan Vilene Co. Ltd. (e)	194,000	1,176
Jastec Co. Ltd.	450,200	4,459
Juki Corp.	500,000	4,269
Juroku Bank Ltd.	149,000	902
Kitagawa Seiki Co. Ltd.	84,000	447
Komori Corp.	154,000	4,074
Konica Minolta Holdings, Inc.	112,500	1,970
Kura Corp. Ltd.	5,016	10,922
Kurita Water Industries Ltd.	62,000	2,072
LAC Holdings, Inc. (a)	154,700	453
Lawson, Inc.	66,400	2,296
MCJ Co. Ltd. (a)(e)	3,338	1,747
Meiko Electronics Co. Ltd.	126,600	4,407
Message Co. Ltd.	584	1,077
Micronics Japan Co. Ltd.	91,500	2,503
Mitsuba Corp.	79,000	508
Mitsui O.S.K. Lines Ltd.	333,000	5,505
Mitsumi Electric Co. Ltd.	67,100	3,093
Miura Co. Ltd.	78,500	2,459
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Miyano Machinery, Inc.	429,000	$ 1,197
Money Partners Co. Ltd.	2,705	10,624
Mori Seiki Co. Ltd.	102,000	2,591
NIC Corp.	65,400	508
Nidec Corp.	22,400	1,683
Nihon Dempa Kogyo Co. Ltd. (e)	315,000	15,732
Nihon Kohden Corp.	75,100	1,431
Nihon Trim Co. Ltd. (e)	199,250	6,365
Nihonwasou Holdings, Inc.	782	274
Nikon Corp.	348,000	11,170
Nippon Carbon Co. Ltd. (e)	264,000	1,666
Nippon Chemi-con Corp.	292,000	2,317
Nippon Denko Co. Ltd. (e)	622,000	4,690
Nippon Oil Corp.	256,000	2,268
Nippon Seiki Co. Ltd.	745,000	17,343
Nissha Printing Co. Ltd.	51,000	1,470
Nissin Kogyo Co. Ltd.	757,400	19,795
NTN Corp.	452,000	4,298
Obara Corp.	50	1
Oiles Corp. (e)	77,040	1,666
Otsuka Corp.	21,300	2,042
Pigeon Corp. (e)	87,700	1,508
Produce Co. Ltd. (a)(e)	1,432	5,498
Properst Co. Ltd. (e)	536	1,003
Renown, Inc. (a)	65,400	500
Rinnai Corp.	115,000	3,581
Rohto Pharmaceutical Co. Ltd.	375,000	4,463
Round One Corp. (e)	1,306	3,102
Ryobi Ltd.	226,000	1,523
Sammy NetWorks Co. Ltd.	1,062	1,802
Sansha Electric Manufacturing Co. Ltd.	56,000	546
Sanyo Denki Co. Ltd.	271,000	1,548
Sato Corp. (e)	200,300	3,885
Sawada Holdings Co. Ltd. (a)	91,000	646
SBI E*TRADE Securities Co. Ltd. (e)	790	848
Sec Carbon Ltd.	132,000	2,253
Seria Co. Ltd.	482	663
Shibaura Electronics Co. Ltd. (e)	97,800	2,461
Shimachu Co. Ltd.	80,600	2,321
Shin Nippon Biomedical Laboratories Ltd. (e)	101,900	1,557
Shin-Kobe Electric Machinery Co. Ltd.	419,000	1,957
Shinohara Systems of Construction Co. Ltd. (e)	1,206	1,250
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Shizuki Electric Co., Inc.	146,000	$ 546
Sojitz Corp.	714,000	3,278
SRI Sports Ltd.	1,337	1,642
Stanley Electric Co. Ltd.	800,200	17,800
Star Micronics Co. Ltd.	16,200	512
Starbucks Coffee Japan Ltd. (e)	3,551	1,697
Stella Chemifa Corp. (e)	31,900	902
Sumco Corp.	26,200	956
Sumitomo Corp.	451,100	7,862
Sumitomo Heavy Industries Ltd.	216,000	2,854
Sumitomo Metal Industries Ltd.	434,000	2,149
Sumitomo Trust & Banking Co. Ltd.	160,000	1,193
Sun Frontier Fudousan Co. Ltd.	755	1,731
Sunx Ltd. (e)	150,200	917
Suruga Corp.	341,000	7,959
Sysmex Corp.	97,500	3,995
T&D Holdings, Inc.	18,300	1,102
Taiho Kogyo Co. Ltd.	88,100	1,321
Taiyo Kagaku Co. Ltd.	62,900	402
Takara Holdings, Inc. (e)	324,000	1,905
Takeei Corp. (e)	95,000	3,591
Takiron Co. Ltd.	121,000	331
Takisawa Machine Tool Co. Ltd.	524,000	1,005
Telewave, Inc.	692	597
TMS Entertainment Ltd. (e)	152,000	446
TOA Valve Holding, Inc. (e)	352	2,121
Toagosei Co. Ltd.	354,000	1,243
Tohcello Co. Ltd.	149,500	1,091
Toho Zinc Co. Ltd.	272,000	2,470
Tohoku Electric Power Co., Inc.	46,300	979
Tokai Carbon Co. Ltd.	635,000	7,965
Tokai Rubber Industries Ltd.	124,300	2,447
Tokyo Gas Co. Ltd.	248,000	1,106
Tokyo Seimitsu Co. Ltd. (e)	165,100	3,895
TonenGeneral Sekiyu KK	122,000	1,229
Topcon Corp.	87,400	1,277
Toray Industries, Inc.	157,000	1,212
Trancom Co. Ltd.	7,300	111
Tyo, Inc. (e)	113,000	242
Ube Industries Ltd.	683,000	2,453
Unicom Group Holdings, Inc.	121,300	921
VarioSecure Networks, Inc. (e)	648	756
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Wacom Co. Ltd. (e)	1,144	$ 2,830
Yachiyo Industry Co. Ltd.	119,200	1,531
Yamada Denki Co. Ltd.	54,740	5,645
Yonkyu Co. Ltd.	135,500	1,053
Yume No Machi Souzou Iinkai Co. Ltd.	527	501
TOTAL JAPAN		484,861
Korea (South) - 0.9%
LG Household & Health Care Ltd.	4,230	943
MegaStudy Co. Ltd.	3,746	1,382
NHN Corp. (a)	5,675	1,825
Samsung Engineering Co. Ltd.	27,560	3,713
STX Engine Co. Ltd.	9,514	948
STX Pan Ocean Co. Ltd.	928,000	2,387
Sung Kwang Bend Co. Ltd.	13,764	564
Taewoong Co. Ltd.	23,528	3,363
TOTAL KOREA (SOUTH)		15,125
Luxembourg - 0.2%
SES SA FDR (France) unit	142,650	3,522
Malaysia - 0.2%
KNM Group Bhd	1,756,600	3,109
Malta - 0.3%
Unibet Group plc unit	178,456	5,758
Netherlands - 0.3%
Engel East Europe NV	975,032	1,622
Koninklijke Boskalis Westminster NV (Certificaten Van Aandelen)	53,740	3,261
TOTAL NETHERLANDS		4,883
Norway - 2.2%
Aker Kvaerner ASA	150,140	5,232
Pertra AS (A Shares)	175,642	2,651
Schibsted ASA (B Shares)	48,600	2,762
Stepstone ASA (a)	5,397,154	28,454
TOTAL NORWAY		39,099
Papua New Guinea - 0.5%
Lihir Gold Ltd. (a)	2,053,833	8,154
Philippines - 0.3%
Alliance Global Group, Inc. (a)	10,090,000	1,255
Common Stocks - continued
	Shares	Value (000s)
Philippines - continued
SM Prime Holdings, Inc.	6,628,000	$ 1,832
Vista Land & Lifescapes, Inc.	14,466,000	1,832
TOTAL PHILIPPINES		4,919
Portugal - 0.2%
Banif SGPS SA	484,850	3,604
Singapore - 1.6%
Advent Air Ltd. (f)	14,719,299	4,437
Banyan Tree Holdings Ltd.	2,051,000	2,996
Cosco Corp. Singapore Ltd.	1,577,000	8,564
Keppel Corp. Ltd.	136,000	1,398
Parkway Holdings Ltd.	1,648,300	4,781
Raffles Medical Group Ltd.	905,000	963
Straits Asia Resources Ltd.	636,000	1,178
Yangzijiang Shipbuilding Holdings Ltd.	2,262,000	4,028
TOTAL SINGAPORE		28,345
South Africa - 1.8%
African Rainbow Minerals Ltd.	291,610	6,730
Investec Ltd.	491,707	6,117
JD Group Ltd.	147,340	1,412
Mvelaphanda Group Ltd.	3,277,360	5,295
Telkom SA Ltd.	146,300	3,984
Wilson Bayly Holmes-Ovcon Ltd.	446,856	9,008
TOTAL SOUTH AFRICA		32,546
Spain - 0.9%
Grifols SA	319,170	8,439
Obrascon Huarte Lain SA	166,010	7,506
TOTAL SPAIN		15,945
Sweden - 2.2%
Hexagon AB (B Shares)	718,533	17,302
Meda AB (A Shares)	324,460	4,890
Modern Times Group MTG AB (B Shares)	199,460	14,017
RNB Retail & Brands AB	207,990	2,398
TOTAL SWEDEN		38,607
Switzerland - 1.1%
Actelion Ltd. (Reg.) (a)	82,940	4,121
Bucher Industries AG	15,811	3,754
Partners Group Holding	32,420	4,394
Common Stocks - continued
	Shares	Value (000s)
Switzerland - continued
Sulzer AG (Reg.)	2,070	$ 3,320
Vontobel Holdings AG	86,450	4,441
TOTAL SWITZERLAND		20,030
Taiwan - 0.3%
Far Eastern Textile Ltd.	734,000	970
First Steamship Co. Ltd. (a)	580,000	1,610
Oriental Union Chemical Corp.	642,000	906
PixArt Imaging, Inc.	6,600	58
Sinyi Realty, Inc.	617,837	1,640
WPG Holding Co. Ltd.	547,000	903
TOTAL TAIWAN		6,087
Thailand - 0.1%
Central Pattana PCL unit	904,600	690
Thoresen Thai Agencies PCL unit	449,500	809
TOTAL THAILAND		1,499
United Kingdom - 15.0%
Advanced Fluid Connections PLC (a)	7,009,687	0
ADVFN PLC (a)(f)	35,175,780	2,066
AeroBox PLC (a)	5,694,657	0
Afren PLC (a)	1,722,490	3,322
African Consolidated Resources PLC (a)	10,333,334	2,847
African Copper PLC (a)	1,677,884	3,192
Air Partner PLC	45,000	1,118
Anglo Asian Mining PLC (a)	3,657,000	950
Appian Technology PLC (a)	1,968,888	297
Appian Technology PLC warrants 2/28/08 (a)(g)	479,045	45
Ascent Resources PLC warrants 12/22/07 (a)	1,500,000	159
Autonomy Corp. PLC (a)	168,090	3,434
Baltic Oil Terminals PLC (a)	1,314,300	2,883
Belitung Zinc Corp. PLC (g)	7,435,490	1,546
BioCare Solutions PLC (f)	4,849,670	1,260
Blackstar Investors PLC (a)	1,826,860	4,330
Block Shield Corp. PLC (a)	1,653,400	3,266
Cambrian Mining PLC	4,026,100	8,810
CareCapital Group PLC (a)	511,000	279
Celsis International PLC (a)	443,648	1,909
Central African Mining & Exploration Co. PLC (a)	9,125,633	5,407
Centurion Electronics PLC (a)(f)	748,299	89
Clapham House Group PLC (a)	226,950	1,500
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Corac Group PLC (a)(f)	4,609,104	$ 5,414
Countermine PLC (a)(g)	4,939	265
Countermine PLC warrants 7/26/06 (a)(g)	4,939	0
CustomVis plc (a)(f)	8,417,536	591
Datacash Group PLC	1,110,470	6,649
Eclipse Energy Co. Ltd. (g)	102,000	1,590
Europa Oil & Gas Holdings PLC warrants 11/11/07 (a)	500,000	1
Forum Energy PLC (a)	800,270	507
Gemfields Resources PLC (a)	3,909,100	2,438
Global Coal Management PLC (a)	1,052,149	2,166
Gyrus Group PLC (a)	365,900	3,252
Hardide Ltd. (a)	6,848,580	1,602
Healthcare Enterprise Group PLC (a)(f)	18,312,440	373
Healthcare Enterprise Group PLC warrants 6/30/08 (a)	1,851,769	19
Hot Tuna International PLC (a)	1,049,400	166
Hot Tuna International PLC warrants 2/25/08 (a)(g)	1,179,700	0
Hydrodec Group PLC (a)(f)	10,002,286	3,795
Ideal Shopping Direct PLC	661,592	2,703
IG Group Holdings plc	794,850	6,875
Impact Holdings PLC (a)(f)	10,414,000	650
Inmarsat PLC	314,800	3,358
Inova Holding PLC (a)	1,443,461	231
Intertek Group PLC	94,110	2,013
iomart Group PLC	1,618,840	1,969
ITE Group PLC	2,116,540	7,712
ITM Power PLC (a)	1,400,980	3,291
Jubilee Platinum PLC (a)	4,124,543	8,189
Keronite PLC (a)(g)	13,620,267	1,699
KimCor Diamonds PLC warrants 3/15/08 (a)	2,185,000	159
Landround plc warrants 12/11/09 (a)(g)	166,666	11
London Asia Chinese Private Equity Fund Ltd. warrants 3/31/11 (a)	105,400	50
Max Petroleum PLC (a)	11,111,220	23,678
Meggitt PLC	1,632,419	11,582
Meldex International PLC (a)(e)	4,394,616	4,386
MicroEmissive Displays (a)	2,821,600	3,344
Motivcom PLC (f)	1,820,500	5,545
NDS Group PLC sponsored ADR (a)	271,300	16,169
Petrofac Ltd.	336,540	3,603
Proteome Sciences PLC (a)	1,322,532	1,299
Pureprofile Media PLC (g)	1,108,572	864
Pursuit Dynamics PLC (a)	666,667	3,659
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Rambler Metals & Mining PLC (a)	600,000	$ 661
RGI International Ltd.	589,470	6,119
Rheochem PLC warrants 12/30/07 (a)	4,364,150	15
Sarantel Group PLC Class A (a)	3,310,900	344
Scottish & Southern Energy PLC	209,000	6,761
SDL plc (a)	1,090,022	6,799
Serco Group PLC	439,640	4,120
Sinclair Pharma PLC (a)	1,128,371	1,935
Sinosoft Technology PLC (a)	2,051,400	768
SPI Lasers PLC (a)(f)	3,461,200	3,778
Stem Cell Sciences PLC (a)	716,649	432
SubSea Resources PLC (a)	4,678,800	122
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	6
Target Resources PLC (a)	1,020,000	488
Target Resources PLC warrants 7/12/08 (a)	1,020,000	64
TMO Biotec (a)(g)	1,000,000	1,445
Toledo Mining Corp. PLC (a)(e)	1,292,424	6,785
Triple Plate Junction PLC (a)	1,539,200	672
UK Coal PLC (a)	409,200	4,339
Unite Group PLC	256,110	2,216
Vectura Group PLC (a)	3,556,060	5,157
Virotec International PLC (a)	3,361,132	445
VT Group PLC	620,780	7,770
York Pharma PLC (a)	633,000	1,421
Zenergy Power PLC (a)	1,469,780	8,495
ZincOx Resources PLC (a)	693,100	5,714
TOTAL UNITED KINGDOM		267,447
United States of America - 2.3%
Cyberview Technology, Inc. (a)(f)	996,527	3,802
Frontera Resources Corp. (a)	1,157,200	1,660
Frontier Mining Ltd. (a)(f)	6,771,600	1,619
Phorm, Inc. (a)(f)	664,000	28,335
Spacelabs Healthcare, Inc. (a)	707,250	1,169
XL TechGroup, Inc. (a)	1,329,250	3,634
TOTAL UNITED STATES OF AMERICA		40,219
TOTAL COMMON STOCKS (Cost $1,200,018)		1,706,391
Convertible Bonds - 0.3%
		Principal Amount (000s)(d)	Value (000s)
Canada - 0.3%
Western Canadian Coal Corp. 7.5% 3/24/11 (d) (Cost $4,061)	CAD	4,714	$ 4,443
Money Market Funds - 9.4%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	72,630,783	72,631
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	95,477,489	95,477
TOTAL MONEY MARKET FUNDS (Cost $168,108)		168,108
TOTAL INVESTMENT PORTFOLIO - 105.5% (Cost $1,372,187)		1,878,942
NET OTHER ASSETS - (5.5)%		(97,201)
NET ASSETS - 100%		$ 1,781,741
Currency Abbreviation
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,345,000 or 1.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AirSea Lines	8/4/06	$ 1,199
AirSea Lines warrants 8/4/11	8/4/06	$ 0
Appian Technology PLC warrants 2/28/08	2/18/05	$ 0
Belitung Zinc Corp. PLC	1/12/06	$ 1,308
Security	Acquisition Date	Acquisition Cost (000s)
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,142
Countermine PLC	12/22/05	$ 443
Countermine PLC warrants 7/26/06	12/22/05	$ 0
Eclipse Energy Co. Ltd.	4/28/05	$ 1,459
Hot Tuna International PLC warrants 2/25/08	2/14/06	$ 0
Kalahari Energy	9/1/06	$ 1,814
Keronite PLC	8/16/06	$ 1,549
Landround plc warrants 12/11/09	12/12/06	$ 0
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173
Rock Well Petroleum, Inc.	4/13/06	$ 1,004
Starfield Resources, Inc. warrants 1/20/08	1/17/06	$ 0
Stealth Ventures Ltd. warrants 3/12/08	9/21/06	$ 0
TMO Biotec	10/27/05	$ 535
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,959
Fidelity Securities Lending Cash Central Fund	1,663
Total	$ 4,622
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
121Media, Inc.	$ 11,748	$ -	$ -	$ -	$ -
Advent Air Ltd.	2,948	-	-	80	4,437
ADVFN PLC	1,120	922	29	-	2,066
Adwalker PLC	413	-	-	-	-
Avanti Screenmedia Group PLC	9,335	-	8,831	-	-
BDI Mining Corp.	3,288	-	6,306	-	-
BioCare Solutions PLC	2,270	-	150	-	1,260
Bioprogress PLC	9,152	-	4,712	-	-
Cambrian Mining PLC	15,845	-	5,408	182	-
Centurion Electronics PLC	432	-	37	-	89
Corac Group PLC	3,538	-	438	-	5,414
CustomVis plc	134	715	-	-	591
Cyberscan Technology, Inc.	4,562	-	-	-	-
Cyberview Technology, Inc.	-	-	-	-	3,802
DA Group PLC	1,236	-	953	-	-
Financial Payment Systems Ltd.	1,485	-	385	-	-
Frontier Mining Ltd.	1,808	-	-	-	1,619
Gasol PLC	1,257	-	897	-	-
Gemfields Resources PLC	5,589	-	1,823	-	-
GMA Resources PLC	3,939	-	3,863	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hardide Ltd.	$ 1,711	$ -	$ 233	$ -	$ -
Healthcare Enterprise Group PLC	1,010	431	411	-	373
Hydrodec Group PLC	8,231	-	1,677	-	3,795
ID Data PLC	925	-	1,169	-	-
Imagelinx PLC	1,948	340	816	-	-
Impact Holdings PLC	2,086	-	-	-	650
Inion OY	1,677	-	111	-	-
Interbulk Group PLC	1,682	-	1,528	-	-
International Ferro Metals	17,682	1,265	32,938	-	-
Jubilee Platinum PLC	8,789	1,994	5,851	-	-
KimCor Diamonds PLC	1,185	-	736	-	-
Landround plc	188	197	286	-	-
Metals Exploration PLC	2,126	-	2,280	-	-
MicroEmissive Displays	1,672	409	685	-	-
Mineral Commodities Ltd.	948	-	730	-	-
Motivcom PLC	3,085	-	186	51	5,545
Phorm, Inc.	-	1,326	-	-	28,335
Platinum Mining Corp. of India PLC	2,418	-	2,829	-	-
Rheochem PLC	2,034	-	2,015	-	-
Sarantel Group PLC Class A	677	463	37	-	-
Solomon Gold PLC	905	-	502	-	-
SPI Lasers PLC	2,024	1,863	709	-	3,778
Starfield Resources, Inc.	3,247	908	2,924	-	-
SubSea Resources PLC	2,630	-	79	-	-
Sylvania Resources Ltd.	5,331	4,057	2,385	-	25,111
Sylvania Resources Ltd. (United Kingdom)	3,616	5,253	7,089	-	13,425
Tanzanite One Ltd.	9,086	-	-	524	8,937
Teleunit SpA	1,122	-	-	-	1,025
Toledo Mining Corp. PLC	3,742	511	1,770	-	-
Visual Defence, Inc.	2,673	-	430	-	1,503
Xceldiam Ltd.	1,946	-	65	3,814	-
Total	$ 176,495	$ 20,654	$ 104,303	$ 4,651	$ 111,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $90,915) - See accompanying schedule: Unaffiliated issuers (cost $1,131,366)	$ 1,599,079
Fidelity Central Funds (cost $168,108)	168,108
Other affiliated issuers (cost $72,713)	111,755
Total Investments (cost $1,372,187)		$ 1,878,942
Receivable for investments sold		21,599
Receivable for fund shares sold		634
Dividends receivable		2,392
Interest receivable		38
Distributions receivable from Fidelity Central Funds		457
Prepaid expenses		1
Other receivables		218
Total assets		1,904,281

Liabilities
Payable to custodian bank	$ 1,373
Payable for investments purchased	19,762
Payable for fund shares redeemed	2,863
Accrued management fee	1,563
Distribution fees payable	49
Other affiliated payables	358
Other payables and accrued expenses	1,095
Collateral on securities loaned, at value	95,477
Total liabilities		122,540

Net Assets		$ 1,781,741
Net Assets consist of:
Paid in capital		$ 1,016,289
Undistributed net investment income		7,171
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		252,123
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		506,158
Net Assets		$ 1,781,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($38,585 ÷ 1,239 shares)	$ 31.14

Maximum offering price per share (100/94.25 of $31.14)	$ 33.04
Class T: Net Asset Value and redemption price per share ($40,823 ÷ 1,318 shares)	$ 30.96

Maximum offering price per share (100/96.50 of $30.96)	$ 32.08
Class B: Net Asset Value and offering price per share ($10,704 ÷ 351 shares)A	$ 30.49

Class C: Net Asset Value and offering price per share ($20,094 ÷ 656 shares)A	$ 30.62

International Small Cap: Net Asset Value, offering price and redemption price per share ($1,663,761 ÷ 52,912 shares)	$ 31.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,774 ÷ 248 shares)	$ 31.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2007
Investment Income
Dividends (including $4,651 earned from other affiliated issuers)		$ 24,214
Interest		410
Income from Fidelity Central Funds (including $1,663 from security lending)		4,622
		29,246
Less foreign taxes withheld		(1,717)
Total income		27,529

Expenses
Management fee Basic fee	$ 14,855
Performance adjustment	336
Transfer agent fees	3,688
Distribution fees	586
Accounting and security lending fees	797
Custodian fees and expenses	641
Independent trustees' compensation	6
Registration fees	81
Audit	138
Legal	42
Miscellaneous	62
Total expenses before reductions	21,232
Expense reductions	(743)	20,489
Net investment income (loss)		7,040
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $21)	294,358
Other affiliated issuers	(4,327)
Foreign currency transactions	(128)
Total net realized gain (loss)		289,903
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $762)	201,533
Assets and liabilities in foreign currencies	242
Total change in net unrealized appreciation (depreciation)		201,775
Net gain (loss)		491,678
Net increase (decrease) in net assets resulting from operations		$ 498,718
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,040	$ 6,181
Net realized gain (loss)	289,903	461,201
Change in net unrealized appreciation (depreciation)	201,775	(42,338)
Net increase (decrease) in net assets resulting from operations	498,718	425,044
Distributions to shareholders from net investment income	(3,787)	(10,829)
Distributions to shareholders from net realized gain	(351,004)	(234,438)
Total distributions	(354,791)	(245,267)
Share transactions - net increase (decrease)	(298,912)	(456,221)
Redemption fees	245	565
Total increase (decrease) in net assets	(154,740)	(275,879)

Net Assets
Beginning of period	1,936,481	2,212,360
End of period (including undistributed net investment income of $7,171 and undistributed net investment income of $5,133, respectively)	$ 1,781,741	$ 1,936,481

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 28.79	$ 26.69	$ 21.25	$ 17.69	$ 12.35
Income from Investment Operations
Net investment income (loss) E	.03	(.02)	.05	.02	.02 H
Net realized and unrealized gain (loss)	7.97	5.05	6.16	3.83	5.30
Total from investment operations	8.00	5.03	6.21	3.85	5.32
Distributions from net investment income	-	(.05)	(.02)	(.02)	-
Distributions from net realized gain	(5.65)	(2.89)	(.77)	(.31)	-
Total distributions	(5.65)	(2.94)	(.79)	(.33)	-
Redemption fees added to paid in capital E	- K	.01	.02	.04	.02
Net asset value, end of period	$ 31.14	$ 28.79	$ 26.69	$ 21.25	$ 17.69
Total Return B,C,D	33.43%	20.22%	30.16%	22.36%	43.24%
Ratios to Average Net Assets F,J
Expenses before reductions	1.53%	1.64%	1.66%	1.71%	1.77% A
Expenses net of fee waivers, if any	1.53%	1.64%	1.66%	1.71%	1.77% A
Expenses net of all reductions	1.49%	1.58%	1.63%	1.69%	1.74% A
Net investment income (loss)	.10%	(.08)%	.21%	.09%	.28% A
Supplemental Data
Net assets, end of period (in millions)	$ 39	$ 37	$ 35	$ 13	$ 5
Portfolio turnover rateG	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 28.64	$ 26.57	$ 21.20	$ 17.68	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.04)	(.09)	(.01)	(.03)	- H,K
Net realized and unrealized gain (loss)	7.93	5.03	6.12	3.83	5.31
Total from investment operations	7.89	4.94	6.11	3.80	5.31
Distributions from net investment income	-	-	-	(.01)	-
Distributions from net realized gain	(5.57)	(2.88)	(.76)	(.31)	-
Total distributions	(5.57)	(2.88)	(.76)	(.32)	-
Redemption fees added to paid in capital E	- K	.01	.02	.04	.02
Net asset value, end of period	$ 30.96	$ 28.64	$ 26.57	$ 21.20	$ 17.68
Total Return B,C,D	33.07%	19.93%	29.72%	22.07%	43.16%
Ratios to Average Net Assets F,J
Expenses before reductions	1.77%	1.89%	1.92%	1.94%	2.12% A
Expenses net of fee waivers, if any	1.77%	1.89%	1.91%	1.94%	2.12% A
Expenses net of all reductions	1.73%	1.83%	1.88%	1.92%	2.09% A
Net investment income (loss)	(.14)%	(.32)%	(.04)%	(.14)%	(.07)% A
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 42	$ 42	$ 15	$ 4
Portfolio turnover rate G	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 28.26	$ 26.24	$ 20.99	$ 17.62	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.18)	(.24)	(.14)	(.16)	(.05) H
Net realized and unrealized gain (loss)	7.82	4.98	6.08	3.80	5.30
Total from investment operations	7.64	4.74	5.94	3.64	5.25
Distributions from net realized gain	(5.41)	(2.73)	(.71)	(.31)	-
Redemption fees added to paid in capital E	- K	.01	.02	.04	.02
Net asset value, end of period	$ 30.49	$ 28.26	$ 26.24	$ 20.99	$ 17.62
Total Return B,C,D	32.38%	19.28%	29.13%	21.21%	42.67%
Ratios to Average Net Assets F,J
Expenses before reductions	2.30%	2.48%	2.49%	2.63%	2.76% A
Expenses net of fee waivers, if any	2.30%	2.40%	2.43%	2.63%	2.76% A
Expenses net of all reductions	2.26%	2.34%	2.40%	2.60%	2.73% A
Net investment income (loss)	(.66)%	(.84)%	(.56)%	(.83)%	(.71)% A
Supplemental Data
Net assets, end of period (in millions)	$ 11	$ 11	$ 13	$ 5	$ 1
Portfolio turnover rate G	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 28.33	$ 26.31	$ 21.04	$ 17.64	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.17)	(.23)	(.13)	(.12)	(.04) H
Net realized and unrealized gain (loss)	7.85	4.99	6.10	3.80	5.31
Total from investment operations	7.68	4.76	5.97	3.68	5.27
Distributions from net investment income	-	-	-	(.01)	-
Distributions from net realized gain	(5.39)	(2.75)	(.72)	(.31)	-
Total distributions	(5.39)	(2.75)	(.72)	(.32)	-
Redemption fees added to paid in capital E	- K	.01	.02	.04	.02
Net asset value, end of period	$ 30.62	$ 28.33	$ 26.31	$ 21.04	$ 17.64
Total Return B,C,D	32.39%	19.34%	29.22%	21.43%	42.83%
Ratios to Average Net Assets F,J
Expenses before reductions	2.26%	2.38%	2.41%	2.43%	2.57% A
Expenses net of fee waivers, if any	2.26%	2.38%	2.41%	2.43%	2.57% A
Expenses net of all reductions	2.22%	2.32%	2.38%	2.40%	2.55% A
Net investment income (loss)	(.62)%	(.81)%	(.54)%	(.62)%	(.52)% A
Supplemental Data
Net assets, end of period (in millions)	$ 20	$ 21	$ 25	$ 9	$ 1
Portfolio turnover rate G	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 29.03	$ 26.89	$ 21.36	$ 17.71	$ 9.87
Income from Investment Operations
Net investment income (loss) C	.12	.08	.15	.10	.07 F
Net realized and unrealized gain (loss)	8.03	5.08	6.19	3.84	7.75
Total from investment operations	8.15	5.16	6.34	3.94	7.82
Distributions from net investment income	(.07)	(.14)	(.06)	(.02)	-
Distributions from net realized gain	(5.67)	(2.89)	(.77)	(.31)	(.02)
Total distributions	(5.74)	(3.03)	(.83)	(.33)	(.02)
Redemption fees added to paid in capital C	- H	.01	.02	.04	.04
Net asset value, end of period	$ 31.44	$ 29.03	$ 26.89	$ 21.36	$ 17.71
Total Return A,B	33.82%	20.65%	30.67%	22.84%	79.78%
Ratios to Average Net Assets D,G
Expenses before reductions	1.19%	1.28%	1.28%	1.30%	1.54%
Expenses net of fee waivers, if any	1.19%	1.28%	1.28%	1.30%	1.54%
Expenses net of all reductions	1.15%	1.22%	1.25%	1.28%	1.51%
Net investment income (loss)	.45%	.29%	.59%	.50%	.46%
Supplemental Data
Net assets, end of period (in millions)	$ 1,664	$ 1,816	$ 2,090	$ 1,091	$ 547
Portfolio turnover rate E	70%	84%	79%	77%	84%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 28.99	$ 26.86	$ 21.36	$ 17.72	$ 12.35
Income from Investment Operations
Net investment income (loss) D	.12	.08	.14	.10	.04 G
Net realized and unrealized gain (loss)	8.01	5.07	6.18	3.84	5.31
Total from investment operations	8.13	5.15	6.32	3.94	5.35
Distributions from net investment income	(.07)	(.14)	(.07)	(.03)	-
Distributions from net realized gain	(5.67)	(2.89)	(.77)	(.31)	-
Total distributions	(5.74)	(3.03)	(.84)	(.34)	-
Redemption fees added to paid in capital D	- J	.01	.02	.04	.02
Net asset value, end of period	$ 31.38	$ 28.99	$ 26.86	$ 21.36	$ 17.72
Total Return B,C	33.84%	20.65%	30.59%	22.84%	43.48%
Ratios to Average Net Assets E,I
Expenses before reductions	1.18%	1.29%	1.30%	1.32%	1.51% A
Expenses net of fee waivers, if any	1.18%	1.29%	1.30%	1.32%	1.51% A
Expenses net of all reductions	1.14%	1.23%	1.27%	1.29%	1.48% A
Net investment income (loss)	.45%	.28%	.57%	.49%	.54% A
Supplemental Data
Net assets, end of period (in millions)	$ 8	$ 9	$ 7	$ 3	$ .4
Portfolio turnover rate F	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 557,218
Unrealized depreciation	(127,347)
Net unrealized appreciation (depreciation)	429,871
Undistributed ordinary income	79,370
Undistributed long-term capital gain	220,528

Cost for federal income tax purposes	$ 1,449,071

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 43,869	$ 66,631
Long-term Capital Gains	310,922	178,636
Total	$ 354,791	$ 245,267

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,176,947 and $1,820,033, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged ..26% during the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 89	$ 5
Class T	.25%	.25%	195	-
Class B	.75%	.25%	107	80
Class C	.75%	.25%	195	19
			$ 586	$ 104

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4
Class T	3
Class B*	20
Class C*	3
$ 30

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 107.30
Class T	114.29
Class B	34.32
Class C	54.28
International Small Cap	3,363.21
Institutional Class	16.20
	$ 3,688

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $673 for the period. During the period, these credits reduced the Fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap	$ 32

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ -	$ 62
International Small Cap	3,765	10,726
Institutional Class	22	42
Total	$ 3,787	$ 10,829
From net realized gain
Class A	$ 6,864	$ 3,713
Class T	7,706	4,531
Class B	2,092	1,339
Class C	3,882	2,560
International Small Cap	328,782	221,459
Institutional Class	1,678	836
Total	$ 351,004	$ 234,438

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	268	335	$ 7,316	$ 9,788
Reinvestment of distributions	252	125	6,096	3,194
Shares redeemed	(556)	(490)	(14,980)	(14,008)
Net increase (decrease)	(36)	(30)	$ (1,568)	$ (1,026)
Class T
Shares sold	226	413	$ 6,120	$ 11,877
Reinvestment of distributions	297	165	7,166	4,209
Shares redeemed	(671)	(679)	(17,855)	(19,325)
Net increase (decrease)	(148)	(101)	$ (4,569)	$ (3,239)
Class B
Shares sold	19	69	$ 519	$ 1,926
Reinvestment of distributions	79	48	1,892	1,211
Shares redeemed	(149)	(202)	(3,957)	(5,665)
Net increase (decrease)	(51)	(85)	$ (1,546)	$ (2,528)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class C
Shares sold	56	146	$ 1,462	$ 4,106
Reinvestment of distributions	124	80	2,967	2,033
Shares redeemed	(277)	(431)	(7,298)	(11,929)
Net increase (decrease)	(97)	(205)	$ (2,869)	$ (5,790)
International Small Cap
Shares sold	7,028	17,580	$ 194,113	$ 512,573
Reinvestment of distributions	12,767	8,379	311,000	216,010
Shares redeemed	(29,445)	(41,151)	(791,655)	(1,173,251)
Net increase (decrease)	(9,650)	(15,192)	$ (286,542)	$ (444,668)
Institutional Class
Shares sold	47	124	$ 1,226	$ 3,656
Reinvestment of distributions	39	20	938	506
Shares redeemed	(150)	(109)	(3,984)	(3,132)
Net increase (decrease)	(64)	35	$ (1,820)	$ 1,030

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 27, 2003 (commencement of operations) to October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from May 27, 2003 (commencement of operations) to October 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Name, Age; Principal Occupation
James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007- present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com-pany (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of International Small Cap. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-
2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of International Small Cap. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of International Small Cap. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 2002

Secretary of International Small Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of International Small Cap. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of International Small Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of International Small Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of International Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of International Small Cap. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Fund	12/10/07	12/7/07	$.120	$5.176

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $221,145,898 or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Fund	12/11/2006	$.322	$.027

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the cumulative total returns of Fidelity International Small Cap (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity International Small Cap (retail class) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Small Cap (retail class) was in the fourth quartile for the one-year period and the third quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 23% means that 77% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity International Small Cap (retail class) ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank
Pittsburgh, PA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

ISC-UANN-1207
1.793584.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

Class A, Class T, Class B, and Class C are classes of Fidelity®
International Small Cap Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Small Cap Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of Fund A
Class A (incl. 5.75% sales charge) B	25.75%	34.02%	32.76%
Class T (incl. 3.50% sales charge) C	28.41%	34.34%	33.07%
Class B (incl. contingent deferred sales charge) D	27.38%	34.49%	33.27%
Class C (incl. contingent deferred sales charge) E	31.39%	34.73%	33.44%

A From September 18, 2002.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 27, 2003. Returns prior to May 27, 2003, are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 27, 2003, would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 27, 2003. Returns prior to May 27, 2003, are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 27, 2003, would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 27, 2003. Returns prior to May 27, 2003, are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 27, 2003, would have been lower. Class B shares' contingent deferred sales charge included in the past one year, five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 27, 2003. Returns prior to May 27, 2003, are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 27, 2003, would have been lower. Class C shares' contingent deferred sales charge included in the past one year, five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Fidelity Advisor International Small Cap Fund - Class A, T, B, and C

Performance: The Bottom Line - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund - Class T, a class of the fund, on September 18, 2002, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ben Paton, Tokuya Sano and Wilson Wong, Co-Portfolio Managers of Fidelity Advisor International Small Cap Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the year ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a proxy for established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 33.43%, 33.07%, 32.38% and 32.39%, respectively (excluding sales charges), versus 22.17% for the MSCI EAFE Small Cap index. Stock selection in materials, industrials, energy and consumer staples aided performance, as did overweighting utilities. Geographically, our picks in Australia, Canada, China and Norway helped. Both the Asia Pacific ex Japan and Europe/Africa/Middle East subportfolios handily beat their respective benchmarks; the Japanese subportfolio had roughly in-line results. South Africa-based, Australia-listed Sylvania Resources, which reprocesses chrome tailings, contributed, along with Stepstone, a Norwegian online employment company; Cosco Corporation, a Singapore-listed Chinese shipbuilder; Bradken, Australia's leading supplier of consumable mining and rail industry products; and Japan's Hitachi Construction Machinery and ferro-alloy producer Nippon Denko. Conversely, stock picking in information technology and consumer discretionary detracted. Geographically, our choices in Italy and Japan hurt. The fund's biggest detractor was Banca Italease. Japanese stocks Hikari Tsushin and NOK - the latter of which we sold - hurt as well, along with an index component we didn't own, Orient Resources Group, a Hong Kong-based real estate developer incorporated in Bermuda. Most stocks we've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,135.30	$ 8.88
HypotheticalA	$ 1,000.00	$ 1,016.89	$ 8.39
Class T
Actual	$ 1,000.00	$ 1,133.20	$ 10.22
HypotheticalA	$ 1,000.00	$ 1,015.63	$ 9.65
Class B
Actual	$ 1,000.00	$ 1,130.50	$ 12.89
HypotheticalA	$ 1,000.00	$ 1,013.11	$ 12.18
Class C
Actual	$ 1,000.00	$ 1,130.70	$ 12.89
HypotheticalA	$ 1,000.00	$ 1,013.11	$ 12.18
International Small Cap
Actual	$ 1,000.00	$ 1,136.70	$ 7.22
HypotheticalA	$ 1,000.00	$ 1,018.45	$ 6.82
Institutional Class
Actual	$ 1,000.00	$ 1,137.00	$ 7.22
HypotheticalA	$ 1,000.00	$ 1,018.45	$ 6.82

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.65%
Class T	1.90%
Class B	2.40%
Class C	2.40%
International Small Cap	1.34%
Institutional Class	1.34%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan 27.2%
United Kingdom 15.0%
Australia 13.1%
United States of America 6.2%
Canada 4.5%
France 3.9%
Germany 2.9%
Italy 2.9%
Norway 2.2%
Other 22.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan 26.8%
United Kingdom 16.8%
Australia 13.2%
Italy 5.3%
United States of America 5.3%
Germany 3.4%
France 3.2%
Canada 3.2%
South Africa 2.8%
Other 20.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.8	96.6
Bonds	0.3	0.2
Short-Term Investments and Net Other Assets	3.9	3.2
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Stepstone ASA (Norway, Commercial Services & Supplies)	1.6	1.1
Phorm, Inc. (United States of America, Media)	1.6	0.0
Sylvania Resources Ltd. (Australia, Metals & Mining)	1.4	0.6
Max Petroleum PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	2.0
Oilexco, Inc. (Canada, Oil, Gas & Consumable Fuels)	1.3	0.6
Sarantis SA (Reg.) (Greece, Personal Products)	1.2	0.7
Nissin Kogyo Co. Ltd. (Japan, Auto Components)	1.1	1.1
E.ON AG (Germany, Electric Utilities)	1.0	0.8
Stanley Electric Co. Ltd. (Japan, Auto Components)	1.0	0.4
Nippon Seiki Co. Ltd. (Japan, Auto Components)	1.0	0.8
	12.5
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	22.5	20.0
Materials	18.0	15.0
Consumer Discretionary	15.9	17.1
Information Technology	8.9	8.4
Energy	8.6	9.0
Financials	8.7	13.4
Health Care	4.6	4.3
Utilities	4.4	5.2
Consumer Staples	4.0	3.7
Telecommunication Services	0.5	0.7

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (000s)
Australia - 13.1%
Allied Gold Ltd. (a)	15,017,696	$ 12,802
Allied Gold Ltd. (UK) (a)	461,700	410
Ausenco Ltd.	716,966	10,123
Australian Wealth Management Ltd. (e)	1,555,487	4,023
Bradken Ltd.	724,595	10,008
Capital-XX Ltd. (a)	2,262,572	3,105
Centamin Egypt Ltd. (a)	3,589,755	4,870
Centennial Coal Co. Ltd. (e)	592,395	2,389
Crane Group Ltd.	92,339	1,455
David Jones Ltd.	432,290	2,002
Downer EDI Ltd.	256,593	1,600
DUET Group	623,838	2,044
Dwyka Resources Ltd. (a)	5,235,220	4,680
European Gas Ltd. (a)	2,137,690	1,750
Gunns Ltd.	502,803	1,772
Hastie Group Ltd.	749,674	3,232
IBT Education Ltd.	490,152	1,188
Incitec Pivot Ltd. (e)	103,561	8,601
International Ferro Metals (a)	1,666,176	4,070
Iress Market Technology Ltd.	194,246	1,502
JB Hi-Fi Ltd.	709,791	10,931
Jubilee Mines NL	264,180	5,887
Kingsgate Consolidated NL	242,615	1,217
MacArthur Coal Ltd. (e)	482,429	4,106
Macmahon Holdings Ltd.	2,833,056	4,585
Meo Australia Ltd. (a)	9,450,100	10,724
Monto Minerals Ltd. (a)	8,325,252	1,688
Monto Minerals Ltd. warrants 5/25/09 (a)	1,485,934	39
Mortgage Choice Ltd.	2,022,538	4,658
Mount Gibson Iron Ltd. (a)	5,473,584	15,475
Nomad Building Solutions Ltd.	755,846	2,313
Oakton Ltd.	122,815	682
Perilya Mines Ltd.	554,900	2,052
Phosphagenics Ltd. (a)	9,040,000	2,123
Reverse Corp. Ltd.	446,400	1,934
Roc Oil Co. Ltd. (United Kingdom) (a)	2,864,489	8,754
Seek Ltd.	1,321,589	11,566
Silex Systems Ltd.	200,000	1,457
Sims Group Ltd.	28,822	761
SMS Management & Technology Ltd.	134,800	907
Sylvania Resources Ltd. (a)(f)	9,009,881	25,111
Sylvania Resources Ltd. (United Kingdom) (a)(f)	4,910,360	13,425
Common Stocks - continued
	Shares	Value (000s)
Australia - continued
Tanami Gold NL (a)	26,452,484	$ 2,887
Tassal Group Ltd.	1,148,600	4,074
United Group Ltd.	353,321	7,072
WorleyParsons Ltd.	102,033	4,612
Wotif.com Holdings Ltd.	636,700	3,582
TOTAL AUSTRALIA		234,248
Bermuda - 1.8%
African Minerals Ltd. (a)	575,020	1,979
Oriental Watch Holdings Ltd.	4,082,000	1,589
Pacific Basin Shipping Ltd.	4,044,000	9,060
Peace Mark Holdings Ltd.	814,000	1,341
Petra Diamonds Ltd. (a)	1,212,621	3,656
Ports Design Ltd.	784,000	2,960
Tanzanite One Ltd. (f)	5,808,701	8,937
Trefoil Ltd. (a)	385,100	2,225
Xceldiam Ltd. warrants 11/16/07 (a)	1,659,127	52
TOTAL BERMUDA		31,799
British Virgin Islands - 0.3%
Albidon Ltd. unit (a)	1,469,000	4,169
Kalahari Energy (g)	1,451,000	1,814
TOTAL BRITISH VIRGIN ISLANDS		5,983
Canada - 4.2%
AirSea Lines (a)(g)	1,862,300	1,349
AirSea Lines warrants 8/4/11 (a)(g)	1,862,300	0
Altius Minerals Corp. (a)	257,006	7,485
Antrim Energy, Inc. (a)	245,700	1,652
Antrim Energy, Inc. (United Kingdom) (a)	800,000	5,430
Bankers Petroleum Ltd. (a)	3,767,000	2,434
Equinox Minerals Ltd. (a)	1,206,050	6,604
Equinox Minerals Ltd. unit (a)	588,859	3,208
MagIndustries Corp. (a)	3,635,960	6,739
Oilexco, Inc. (a)	1,237,525	22,596
Rock Well Petroleum, Inc. (g)	770,400	3,461
Sino-Forest Corp. (a)	106,000	2,820
Starfield Resources, Inc. (a)	1,313,025	2,086
Starfield Resources, Inc. warrants 1/20/08 (a)(g)	1,678,100	1,114
Stealth Ventures Ltd. (a)	593,200	452
Stealth Ventures Ltd. warrants 3/12/08 (a)(g)	483,250	1
Visual Defence, Inc. (a)(f)	4,664,100	1,503
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Western Canadian Coal Corp. (a)	1,554,418	$ 4,116
Western Canadian Coal Corp. (United Kingdom) (a)	548,286	1,453
TOTAL CANADA		74,503
Cayman Islands - 0.9%
Ctrip.com International Ltd. sponsored ADR	31,000	1,747
Embry Holdings Ltd.	1,081,000	845
Hidili Industry International Development Ltd.	808,000	1,205
International Consolidated Minerals, Inc. (a)	852,927	6,397
Ju Teng International Holdings Ltd. (a)	656,000	249
Lee & Man Paper Manufacturing Ltd.	1,002,000	4,008
TCC International Holdings Ltd. (a)	894,000	1,344
TOTAL CAYMAN ISLANDS		15,795
China - 0.8%
Anhui Conch Cement Co. Ltd. (H Shares)	78,000	779
Baidu.com, Inc. sponsored ADR (a)	4,600	1,759
China Oilfield Services Ltd. (H Shares)	1,892,000	4,633
China Resources Land Ltd.	448,000	1,133
Dongfang Electrical Machinery Co. Ltd. (H Shares)	84,000	751
Sina Corp. (a)	63,000	3,612
Xinjiang Xinxin Mining Industry Co. Ltd. Class H	740,000	1,369
Yantai Changyu Pioneer Wine Co. (B Shares)	118,810	885
TOTAL CHINA		14,921
Cyprus - 0.1%
Buried Hill Energy (Cyprus) PCL (g)	1,947,000	2,142
Czech Republic - 0.1%
Ceske Energeticke Zavody AS	35,860	2,592
Denmark - 0.4%
DSV de Sammensluttede Vognmaend AS	259,300	6,855
Finland - 1.6%
Inion OY (a)	3,590,300	2,146
Nokian Tyres Ltd.	430,910	16,232
Rakentajain Konevuokraamo Oyj (B Shares)	222,030	8,299
Ramirent Oyj	74,140	1,646
TOTAL FINLAND		28,323
Common Stocks - continued
	Shares	Value (000s)
France - 3.9%
Carbone Lorraine	27,400	$ 2,452
Electricite de France	90,900	10,903
Geodis SA	42,180	9,105
Guerbet SA	8,400	1,901
Icade SA	123,018	9,079
Laurent-Perrier Group	31,960	5,963
Norbert Dentressangle SA	15,064	1,811
Seche Environment SA	11,560	2,122
Societe Internationale de Plantations d'Heveas SA	2,580	2,063
Veolia Environnement	161,180	14,396
Vilmorin & Cie	67,700	9,840
TOTAL FRANCE		69,635
Germany - 2.9%
E.ON AG	93,000	18,163
Fresenius Medical Care AG	130,010	6,868
Interhyp AG	35,270	3,033
Kontron AG	154,620	3,918
MLP AG	89,150	1,182
Praktiker Bau- und Heimwerkermaerkte Holding AG	63,860	2,309
SGL Carbon AG (a)	272,200	15,881
TOTAL GERMANY		51,354
Greece - 1.6%
Fourlis Holdings SA	110,000	4,430
Hellenic Technodomiki Tev SA	223,750	3,397
Sarantis SA (Reg.)	1,076,638	21,463
TOTAL GREECE		29,290
Hong Kong - 1.3%
China Everbright Ltd. (a)	1,328,000	5,973
China Overseas Land & Investment Ltd.	616,000	1,474
Esprit Holdings Ltd.	246,000	4,108
Hang Lung Properties Ltd.	499,000	2,401
Li & Fung Ltd.	924,000	4,385
Midland Holdings Ltd.	3,114,000	3,857
PYI Corp. Ltd.	600,000	274
TOTAL HONG KONG		22,472
India - 1.2%
Ess Dee Aluminium Ltd.	49,516	894
Gujarat NRE Coke Ltd.	507,690	1,499
Common Stocks - continued
	Shares	Value (000s)
India - continued
INFO Edge India Ltd.	109,253	$ 3,388
Jindal Steel & Power Ltd.	22,836	6,980
JSW Steel Ltd.	156,958	3,863
Sesa Goa Ltd.	48,209	4,618
TOTAL INDIA		21,242
Indonesia - 0.1%
PT Bakrie Sumatera Plantations Tbk warrants 9/10/10 (a)	31	0
PT International Nickel Indonesia Tbk	51,500	519
PT Tambang Batubbara Bukit Asam Tbk	1,732,500	1,761
TOTAL INDONESIA		2,280
Ireland - 0.4%
Adwalker PLC (a)	9,125,000	379
Kenmare Resources PLC (a)	2,640,000	3,389
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	1,513
Petroceltic International PLC (a)	13,644,934	2,406
Vimio PLC (a)	867,300	198
TOTAL IRELAND		7,885
Israel - 0.6%
Israel Chemicals Ltd.	611,900	6,734
RADWARE Ltd. (a)	227,160	3,844
TOTAL ISRAEL		10,578
Italy - 2.9%
Ansaldo STS SpA (a)	214,670	3,121
ASM SpA	925,100	6,483
Banca Italease SpA (e)	530,760	11,163
Enel SpA	543,800	6,513
Hera SpA	1,510,160	6,789
Seldovia Native Association, Inc. (SNAI) (a)(e)	1,541,160	15,641
Teleunit SpA (a)(f)	12,719,158	1,025
TOTAL ITALY		50,735
Japan - 27.2%
ABC-Mart, Inc.	233,100	4,801
Access Co. Ltd.	464	594
Adeka Corp.	69,000	692
Ahresty Corp.	34,400	695
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Ai Holdings Corp.	79,000	$ 475
Airport Facilities Co. Ltd.	93,800	616
AOC Holdings, Inc.	79,400	1,219
AOI Electronics Co. Ltd.	64,300	837
Apamanshop Holdings Co. Ltd.	15,040	5,865
ARDEPRO CO., Ltd. (e)	43,989	14,791
Atlus Co. Ltd.	88,000	455
Atrium Co. Ltd.	64,400	1,796
Avex Group Holdings, Inc.	200,000	2,916
Bit-isle, Inc. (a)(e)	988	744
Bookoff Corp. (e)	88,300	861
C. Uyemura & Co. Ltd. (a)	46,000	2,798
Chiba Bank Ltd.	177,000	1,421
Chugoku Marine Paints Ltd.	134,000	1,821
Citizen Holdings Co. Ltd.	142,800	1,539
CMIC Co. Ltd.	4,860	1,161
Create SD Co. Ltd.	42,400	908
cyber communications, Inc.	1,365	1,072
Dai-ichi Seiko Co. Ltd.	55,100	882
Daicel Chemical Industries Ltd.	207,000	1,525
Daido Steel Co. Ltd.	269,000	1,836
Daikin Industries Ltd.	99,500	5,013
Daikokutenbussan Co. Ltd.	31,300	236
Daiseki Co. Ltd. (e)	76,300	2,582
Daito Gyorui Co. Ltd.	381,000	673
Daiwa Securities Group, Inc.	132,000	1,272
Daiwabo Information System Ltd. (e)	162,500	2,160
Daiwasystem Co. Ltd.	39,800	1,117
DeNA Co. Ltd.	451	2,826
Denyo Co. Ltd. (e)	72,900	758
Endo Lighting Corp.	2,300	12
EPS Co. Ltd. (e)	1,239	4,800
F&M Co. Ltd.	1,998	562
FCM Co. Ltd.	30,800	1,385
Fuji Heavy Industries Ltd.	418,000	2,173
Fujitsu Component Ltd. (a)	478	622
Furuno Electric Co. Ltd.	100,400	1,519
GMO Hosting & Security, Inc.	451	515
Gmo Internet, Inc. (e)	400,900	1,530
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
H-One Co. Ltd.	21,800	$ 251
Harakosan Co. Ltd. (e)	5,676	13,457
Harmonic Drive Systems, Inc.	587	2,210
Hikari Tsushin, Inc. (e)	258,000	7,880
Hisaka Works Ltd. (e)	153,000	3,422
Hitachi Construction Machinery Co. Ltd.	100,200	4,111
Hitachi Metals Ltd.	322,000	4,178
Hokuto Corp.	171,200	2,671
Hosiden Corp. (e)	320,300	5,682
Ibiden Co. Ltd.	62,200	5,274
Ichirokudo Co. Ltd. (a)	1,014	369
Ichiyoshi Securities Co. Ltd.	141,400	1,547
IDU Co. (e)	2,213	3,427
Index Holdings (e)	3,190	1,334
Inpex Holdings, Inc.	890	9,597
Intelligence Ltd. (e)	2,492	5,720
Isuzu Motors Ltd.	359,000	1,790
Itochu Corp.	557,000	7,040
Japan Airport Terminal Co. Ltd.	12,400	243
Japan Aviation Electronics Industry Ltd.	250,000	3,858
Japan Steel Works Ltd.	157,000	2,569
Japan Vilene Co. Ltd. (e)	194,000	1,176
Jastec Co. Ltd.	450,200	4,459
Juki Corp.	500,000	4,269
Juroku Bank Ltd.	149,000	902
Kitagawa Seiki Co. Ltd.	84,000	447
Komori Corp.	154,000	4,074
Konica Minolta Holdings, Inc.	112,500	1,970
Kura Corp. Ltd.	5,016	10,922
Kurita Water Industries Ltd.	62,000	2,072
LAC Holdings, Inc. (a)	154,700	453
Lawson, Inc.	66,400	2,296
MCJ Co. Ltd. (a)(e)	3,338	1,747
Meiko Electronics Co. Ltd.	126,600	4,407
Message Co. Ltd.	584	1,077
Micronics Japan Co. Ltd.	91,500	2,503
Mitsuba Corp.	79,000	508
Mitsui O.S.K. Lines Ltd.	333,000	5,505
Mitsumi Electric Co. Ltd.	67,100	3,093
Miura Co. Ltd.	78,500	2,459
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Miyano Machinery, Inc.	429,000	$ 1,197
Money Partners Co. Ltd.	2,705	10,624
Mori Seiki Co. Ltd.	102,000	2,591
NIC Corp.	65,400	508
Nidec Corp.	22,400	1,683
Nihon Dempa Kogyo Co. Ltd. (e)	315,000	15,732
Nihon Kohden Corp.	75,100	1,431
Nihon Trim Co. Ltd. (e)	199,250	6,365
Nihonwasou Holdings, Inc.	782	274
Nikon Corp.	348,000	11,170
Nippon Carbon Co. Ltd. (e)	264,000	1,666
Nippon Chemi-con Corp.	292,000	2,317
Nippon Denko Co. Ltd. (e)	622,000	4,690
Nippon Oil Corp.	256,000	2,268
Nippon Seiki Co. Ltd.	745,000	17,343
Nissha Printing Co. Ltd.	51,000	1,470
Nissin Kogyo Co. Ltd.	757,400	19,795
NTN Corp.	452,000	4,298
Obara Corp.	50	1
Oiles Corp. (e)	77,040	1,666
Otsuka Corp.	21,300	2,042
Pigeon Corp. (e)	87,700	1,508
Produce Co. Ltd. (a)(e)	1,432	5,498
Properst Co. Ltd. (e)	536	1,003
Renown, Inc. (a)	65,400	500
Rinnai Corp.	115,000	3,581
Rohto Pharmaceutical Co. Ltd.	375,000	4,463
Round One Corp. (e)	1,306	3,102
Ryobi Ltd.	226,000	1,523
Sammy NetWorks Co. Ltd.	1,062	1,802
Sansha Electric Manufacturing Co. Ltd.	56,000	546
Sanyo Denki Co. Ltd.	271,000	1,548
Sato Corp. (e)	200,300	3,885
Sawada Holdings Co. Ltd. (a)	91,000	646
SBI E*TRADE Securities Co. Ltd. (e)	790	848
Sec Carbon Ltd.	132,000	2,253
Seria Co. Ltd.	482	663
Shibaura Electronics Co. Ltd. (e)	97,800	2,461
Shimachu Co. Ltd.	80,600	2,321
Shin Nippon Biomedical Laboratories Ltd. (e)	101,900	1,557
Shin-Kobe Electric Machinery Co. Ltd.	419,000	1,957
Shinohara Systems of Construction Co. Ltd. (e)	1,206	1,250
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Shizuki Electric Co., Inc.	146,000	$ 546
Sojitz Corp.	714,000	3,278
SRI Sports Ltd.	1,337	1,642
Stanley Electric Co. Ltd.	800,200	17,800
Star Micronics Co. Ltd.	16,200	512
Starbucks Coffee Japan Ltd. (e)	3,551	1,697
Stella Chemifa Corp. (e)	31,900	902
Sumco Corp.	26,200	956
Sumitomo Corp.	451,100	7,862
Sumitomo Heavy Industries Ltd.	216,000	2,854
Sumitomo Metal Industries Ltd.	434,000	2,149
Sumitomo Trust & Banking Co. Ltd.	160,000	1,193
Sun Frontier Fudousan Co. Ltd.	755	1,731
Sunx Ltd. (e)	150,200	917
Suruga Corp.	341,000	7,959
Sysmex Corp.	97,500	3,995
T&D Holdings, Inc.	18,300	1,102
Taiho Kogyo Co. Ltd.	88,100	1,321
Taiyo Kagaku Co. Ltd.	62,900	402
Takara Holdings, Inc. (e)	324,000	1,905
Takeei Corp. (e)	95,000	3,591
Takiron Co. Ltd.	121,000	331
Takisawa Machine Tool Co. Ltd.	524,000	1,005
Telewave, Inc.	692	597
TMS Entertainment Ltd. (e)	152,000	446
TOA Valve Holding, Inc. (e)	352	2,121
Toagosei Co. Ltd.	354,000	1,243
Tohcello Co. Ltd.	149,500	1,091
Toho Zinc Co. Ltd.	272,000	2,470
Tohoku Electric Power Co., Inc.	46,300	979
Tokai Carbon Co. Ltd.	635,000	7,965
Tokai Rubber Industries Ltd.	124,300	2,447
Tokyo Gas Co. Ltd.	248,000	1,106
Tokyo Seimitsu Co. Ltd. (e)	165,100	3,895
TonenGeneral Sekiyu KK	122,000	1,229
Topcon Corp.	87,400	1,277
Toray Industries, Inc.	157,000	1,212
Trancom Co. Ltd.	7,300	111
Tyo, Inc. (e)	113,000	242
Ube Industries Ltd.	683,000	2,453
Unicom Group Holdings, Inc.	121,300	921
VarioSecure Networks, Inc. (e)	648	756
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Wacom Co. Ltd. (e)	1,144	$ 2,830
Yachiyo Industry Co. Ltd.	119,200	1,531
Yamada Denki Co. Ltd.	54,740	5,645
Yonkyu Co. Ltd.	135,500	1,053
Yume No Machi Souzou Iinkai Co. Ltd.	527	501
TOTAL JAPAN		484,861
Korea (South) - 0.9%
LG Household & Health Care Ltd.	4,230	943
MegaStudy Co. Ltd.	3,746	1,382
NHN Corp. (a)	5,675	1,825
Samsung Engineering Co. Ltd.	27,560	3,713
STX Engine Co. Ltd.	9,514	948
STX Pan Ocean Co. Ltd.	928,000	2,387
Sung Kwang Bend Co. Ltd.	13,764	564
Taewoong Co. Ltd.	23,528	3,363
TOTAL KOREA (SOUTH)		15,125
Luxembourg - 0.2%
SES SA FDR (France) unit	142,650	3,522
Malaysia - 0.2%
KNM Group Bhd	1,756,600	3,109
Malta - 0.3%
Unibet Group plc unit	178,456	5,758
Netherlands - 0.3%
Engel East Europe NV	975,032	1,622
Koninklijke Boskalis Westminster NV (Certificaten Van Aandelen)	53,740	3,261
TOTAL NETHERLANDS		4,883
Norway - 2.2%
Aker Kvaerner ASA	150,140	5,232
Pertra AS (A Shares)	175,642	2,651
Schibsted ASA (B Shares)	48,600	2,762
Stepstone ASA (a)	5,397,154	28,454
TOTAL NORWAY		39,099
Papua New Guinea - 0.5%
Lihir Gold Ltd. (a)	2,053,833	8,154
Philippines - 0.3%
Alliance Global Group, Inc. (a)	10,090,000	1,255
Common Stocks - continued
	Shares	Value (000s)
Philippines - continued
SM Prime Holdings, Inc.	6,628,000	$ 1,832
Vista Land & Lifescapes, Inc.	14,466,000	1,832
TOTAL PHILIPPINES		4,919
Portugal - 0.2%
Banif SGPS SA	484,850	3,604
Singapore - 1.6%
Advent Air Ltd. (f)	14,719,299	4,437
Banyan Tree Holdings Ltd.	2,051,000	2,996
Cosco Corp. Singapore Ltd.	1,577,000	8,564
Keppel Corp. Ltd.	136,000	1,398
Parkway Holdings Ltd.	1,648,300	4,781
Raffles Medical Group Ltd.	905,000	963
Straits Asia Resources Ltd.	636,000	1,178
Yangzijiang Shipbuilding Holdings Ltd.	2,262,000	4,028
TOTAL SINGAPORE		28,345
South Africa - 1.8%
African Rainbow Minerals Ltd.	291,610	6,730
Investec Ltd.	491,707	6,117
JD Group Ltd.	147,340	1,412
Mvelaphanda Group Ltd.	3,277,360	5,295
Telkom SA Ltd.	146,300	3,984
Wilson Bayly Holmes-Ovcon Ltd.	446,856	9,008
TOTAL SOUTH AFRICA		32,546
Spain - 0.9%
Grifols SA	319,170	8,439
Obrascon Huarte Lain SA	166,010	7,506
TOTAL SPAIN		15,945
Sweden - 2.2%
Hexagon AB (B Shares)	718,533	17,302
Meda AB (A Shares)	324,460	4,890
Modern Times Group MTG AB (B Shares)	199,460	14,017
RNB Retail & Brands AB	207,990	2,398
TOTAL SWEDEN		38,607
Switzerland - 1.1%
Actelion Ltd. (Reg.) (a)	82,940	4,121
Bucher Industries AG	15,811	3,754
Partners Group Holding	32,420	4,394
Common Stocks - continued
	Shares	Value (000s)
Switzerland - continued
Sulzer AG (Reg.)	2,070	$ 3,320
Vontobel Holdings AG	86,450	4,441
TOTAL SWITZERLAND		20,030
Taiwan - 0.3%
Far Eastern Textile Ltd.	734,000	970
First Steamship Co. Ltd. (a)	580,000	1,610
Oriental Union Chemical Corp.	642,000	906
PixArt Imaging, Inc.	6,600	58
Sinyi Realty, Inc.	617,837	1,640
WPG Holding Co. Ltd.	547,000	903
TOTAL TAIWAN		6,087
Thailand - 0.1%
Central Pattana PCL unit	904,600	690
Thoresen Thai Agencies PCL unit	449,500	809
TOTAL THAILAND		1,499
United Kingdom - 15.0%
Advanced Fluid Connections PLC (a)	7,009,687	0
ADVFN PLC (a)(f)	35,175,780	2,066
AeroBox PLC (a)	5,694,657	0
Afren PLC (a)	1,722,490	3,322
African Consolidated Resources PLC (a)	10,333,334	2,847
African Copper PLC (a)	1,677,884	3,192
Air Partner PLC	45,000	1,118
Anglo Asian Mining PLC (a)	3,657,000	950
Appian Technology PLC (a)	1,968,888	297
Appian Technology PLC warrants 2/28/08 (a)(g)	479,045	45
Ascent Resources PLC warrants 12/22/07 (a)	1,500,000	159
Autonomy Corp. PLC (a)	168,090	3,434
Baltic Oil Terminals PLC (a)	1,314,300	2,883
Belitung Zinc Corp. PLC (g)	7,435,490	1,546
BioCare Solutions PLC (f)	4,849,670	1,260
Blackstar Investors PLC (a)	1,826,860	4,330
Block Shield Corp. PLC (a)	1,653,400	3,266
Cambrian Mining PLC	4,026,100	8,810
CareCapital Group PLC (a)	511,000	279
Celsis International PLC (a)	443,648	1,909
Central African Mining & Exploration Co. PLC (a)	9,125,633	5,407
Centurion Electronics PLC (a)(f)	748,299	89
Clapham House Group PLC (a)	226,950	1,500
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Corac Group PLC (a)(f)	4,609,104	$ 5,414
Countermine PLC (a)(g)	4,939	265
Countermine PLC warrants 7/26/06 (a)(g)	4,939	0
CustomVis plc (a)(f)	8,417,536	591
Datacash Group PLC	1,110,470	6,649
Eclipse Energy Co. Ltd. (g)	102,000	1,590
Europa Oil & Gas Holdings PLC warrants 11/11/07 (a)	500,000	1
Forum Energy PLC (a)	800,270	507
Gemfields Resources PLC (a)	3,909,100	2,438
Global Coal Management PLC (a)	1,052,149	2,166
Gyrus Group PLC (a)	365,900	3,252
Hardide Ltd. (a)	6,848,580	1,602
Healthcare Enterprise Group PLC (a)(f)	18,312,440	373
Healthcare Enterprise Group PLC warrants 6/30/08 (a)	1,851,769	19
Hot Tuna International PLC (a)	1,049,400	166
Hot Tuna International PLC warrants 2/25/08 (a)(g)	1,179,700	0
Hydrodec Group PLC (a)(f)	10,002,286	3,795
Ideal Shopping Direct PLC	661,592	2,703
IG Group Holdings plc	794,850	6,875
Impact Holdings PLC (a)(f)	10,414,000	650
Inmarsat PLC	314,800	3,358
Inova Holding PLC (a)	1,443,461	231
Intertek Group PLC	94,110	2,013
iomart Group PLC	1,618,840	1,969
ITE Group PLC	2,116,540	7,712
ITM Power PLC (a)	1,400,980	3,291
Jubilee Platinum PLC (a)	4,124,543	8,189
Keronite PLC (a)(g)	13,620,267	1,699
KimCor Diamonds PLC warrants 3/15/08 (a)	2,185,000	159
Landround plc warrants 12/11/09 (a)(g)	166,666	11
London Asia Chinese Private Equity Fund Ltd. warrants 3/31/11 (a)	105,400	50
Max Petroleum PLC (a)	11,111,220	23,678
Meggitt PLC	1,632,419	11,582
Meldex International PLC (a)(e)	4,394,616	4,386
MicroEmissive Displays (a)	2,821,600	3,344
Motivcom PLC (f)	1,820,500	5,545
NDS Group PLC sponsored ADR (a)	271,300	16,169
Petrofac Ltd.	336,540	3,603
Proteome Sciences PLC (a)	1,322,532	1,299
Pureprofile Media PLC (g)	1,108,572	864
Pursuit Dynamics PLC (a)	666,667	3,659
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Rambler Metals & Mining PLC (a)	600,000	$ 661
RGI International Ltd.	589,470	6,119
Rheochem PLC warrants 12/30/07 (a)	4,364,150	15
Sarantel Group PLC Class A (a)	3,310,900	344
Scottish & Southern Energy PLC	209,000	6,761
SDL plc (a)	1,090,022	6,799
Serco Group PLC	439,640	4,120
Sinclair Pharma PLC (a)	1,128,371	1,935
Sinosoft Technology PLC (a)	2,051,400	768
SPI Lasers PLC (a)(f)	3,461,200	3,778
Stem Cell Sciences PLC (a)	716,649	432
SubSea Resources PLC (a)	4,678,800	122
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	6
Target Resources PLC (a)	1,020,000	488
Target Resources PLC warrants 7/12/08 (a)	1,020,000	64
TMO Biotec (a)(g)	1,000,000	1,445
Toledo Mining Corp. PLC (a)(e)	1,292,424	6,785
Triple Plate Junction PLC (a)	1,539,200	672
UK Coal PLC (a)	409,200	4,339
Unite Group PLC	256,110	2,216
Vectura Group PLC (a)	3,556,060	5,157
Virotec International PLC (a)	3,361,132	445
VT Group PLC	620,780	7,770
York Pharma PLC (a)	633,000	1,421
Zenergy Power PLC (a)	1,469,780	8,495
ZincOx Resources PLC (a)	693,100	5,714
TOTAL UNITED KINGDOM		267,447
United States of America - 2.3%
Cyberview Technology, Inc. (a)(f)	996,527	3,802
Frontera Resources Corp. (a)	1,157,200	1,660
Frontier Mining Ltd. (a)(f)	6,771,600	1,619
Phorm, Inc. (a)(f)	664,000	28,335
Spacelabs Healthcare, Inc. (a)	707,250	1,169
XL TechGroup, Inc. (a)	1,329,250	3,634
TOTAL UNITED STATES OF AMERICA		40,219
TOTAL COMMON STOCKS (Cost $1,200,018)		1,706,391
Convertible Bonds - 0.3%
		Principal Amount (000s)(d)	Value (000s)
Canada - 0.3%
Western Canadian Coal Corp. 7.5% 3/24/11 (d) (Cost $4,061)	CAD	4,714	$ 4,443
Money Market Funds - 9.4%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	72,630,783	72,631
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	95,477,489	95,477
TOTAL MONEY MARKET FUNDS (Cost $168,108)		168,108
TOTAL INVESTMENT PORTFOLIO - 105.5% (Cost $1,372,187)		1,878,942
NET OTHER ASSETS - (5.5)%		(97,201)
NET ASSETS - 100%		$ 1,781,741
Currency Abbreviation
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,345,000 or 1.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AirSea Lines	8/4/06	$ 1,199
AirSea Lines warrants 8/4/11	8/4/06	$ 0
Appian Technology PLC warrants 2/28/08	2/18/05	$ 0
Belitung Zinc Corp. PLC	1/12/06	$ 1,308
Security	Acquisition Date	Acquisition Cost (000s)
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,142
Countermine PLC	12/22/05	$ 443
Countermine PLC warrants 7/26/06	12/22/05	$ 0
Eclipse Energy Co. Ltd.	4/28/05	$ 1,459
Hot Tuna International PLC warrants 2/25/08	2/14/06	$ 0
Kalahari Energy	9/1/06	$ 1,814
Keronite PLC	8/16/06	$ 1,549
Landround plc warrants 12/11/09	12/12/06	$ 0
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173
Rock Well Petroleum, Inc.	4/13/06	$ 1,004
Starfield Resources, Inc. warrants 1/20/08	1/17/06	$ 0
Stealth Ventures Ltd. warrants 3/12/08	9/21/06	$ 0
TMO Biotec	10/27/05	$ 535
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,959
Fidelity Securities Lending Cash Central Fund	1,663
Total	$ 4,622
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
121Media, Inc.	$ 11,748	$ -	$ -	$ -	$ -
Advent Air Ltd.	2,948	-	-	80	4,437
ADVFN PLC	1,120	922	29	-	2,066
Adwalker PLC	413	-	-	-	-
Avanti Screenmedia Group PLC	9,335	-	8,831	-	-
BDI Mining Corp.	3,288	-	6,306	-	-
BioCare Solutions PLC	2,270	-	150	-	1,260
Bioprogress PLC	9,152	-	4,712	-	-
Cambrian Mining PLC	15,845	-	5,408	182	-
Centurion Electronics PLC	432	-	37	-	89
Corac Group PLC	3,538	-	438	-	5,414
CustomVis plc	134	715	-	-	591
Cyberscan Technology, Inc.	4,562	-	-	-	-
Cyberview Technology, Inc.	-	-	-	-	3,802
DA Group PLC	1,236	-	953	-	-
Financial Payment Systems Ltd.	1,485	-	385	-	-
Frontier Mining Ltd.	1,808	-	-	-	1,619
Gasol PLC	1,257	-	897	-	-
Gemfields Resources PLC	5,589	-	1,823	-	-
GMA Resources PLC	3,939	-	3,863	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hardide Ltd.	$ 1,711	$ -	$ 233	$ -	$ -
Healthcare Enterprise Group PLC	1,010	431	411	-	373
Hydrodec Group PLC	8,231	-	1,677	-	3,795
ID Data PLC	925	-	1,169	-	-
Imagelinx PLC	1,948	340	816	-	-
Impact Holdings PLC	2,086	-	-	-	650
Inion OY	1,677	-	111	-	-
Interbulk Group PLC	1,682	-	1,528	-	-
International Ferro Metals	17,682	1,265	32,938	-	-
Jubilee Platinum PLC	8,789	1,994	5,851	-	-
KimCor Diamonds PLC	1,185	-	736	-	-
Landround plc	188	197	286	-	-
Metals Exploration PLC	2,126	-	2,280	-	-
MicroEmissive Displays	1,672	409	685	-	-
Mineral Commodities Ltd.	948	-	730	-	-
Motivcom PLC	3,085	-	186	51	5,545
Phorm, Inc.	-	1,326	-	-	28,335
Platinum Mining Corp. of India PLC	2,418	-	2,829	-	-
Rheochem PLC	2,034	-	2,015	-	-
Sarantel Group PLC Class A	677	463	37	-	-
Solomon Gold PLC	905	-	502	-	-
SPI Lasers PLC	2,024	1,863	709	-	3,778
Starfield Resources, Inc.	3,247	908	2,924	-	-
SubSea Resources PLC	2,630	-	79	-	-
Sylvania Resources Ltd.	5,331	4,057	2,385	-	25,111
Sylvania Resources Ltd. (United Kingdom)	3,616	5,253	7,089	-	13,425
Tanzanite One Ltd.	9,086	-	-	524	8,937
Teleunit SpA	1,122	-	-	-	1,025
Toledo Mining Corp. PLC	3,742	511	1,770	-	-
Visual Defence, Inc.	2,673	-	430	-	1,503
Xceldiam Ltd.	1,946	-	65	3,814	-
Total	$ 176,495	$ 20,654	$ 104,303	$ 4,651	$ 111,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $90,915) - See accompanying schedule: Unaffiliated issuers (cost $1,131,366)	$ 1,599,079
Fidelity Central Funds (cost $168,108)	168,108
Other affiliated issuers (cost $72,713)	111,755
Total Investments (cost $1,372,187)		$ 1,878,942
Receivable for investments sold		21,599
Receivable for fund shares sold		634
Dividends receivable		2,392
Interest receivable		38
Distributions receivable from Fidelity Central Funds		457
Prepaid expenses		1
Other receivables		218
Total assets		1,904,281

Liabilities
Payable to custodian bank	$ 1,373
Payable for investments purchased	19,762
Payable for fund shares redeemed	2,863
Accrued management fee	1,563
Distribution fees payable	49
Other affiliated payables	358
Other payables and accrued expenses	1,095
Collateral on securities loaned, at value	95,477
Total liabilities		122,540

Net Assets		$ 1,781,741
Net Assets consist of:
Paid in capital		$ 1,016,289
Undistributed net investment income		7,171
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		252,123
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		506,158
Net Assets		$ 1,781,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($38,585 ÷ 1,239 shares)	$ 31.14

Maximum offering price per share (100/94.25 of $31.14)	$ 33.04
Class T: Net Asset Value and redemption price per share ($40,823 ÷ 1,318 shares)	$ 30.96

Maximum offering price per share (100/96.50 of $30.96)	$ 32.08
Class B: Net Asset Value and offering price per share ($10,704 ÷ 351 shares)A	$ 30.49

Class C: Net Asset Value and offering price per share ($20,094 ÷ 656 shares)A	$ 30.62

International Small Cap: Net Asset Value, offering price and redemption price per share ($1,663,761 ÷ 52,912 shares)	$ 31.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,774 ÷ 248 shares)	$ 31.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2007
Investment Income
Dividends (including $4,651 earned from other affiliated issuers)		$ 24,214
Interest		410
Income from Fidelity Central Funds (including $1,663 from security lending)		4,622
		29,246
Less foreign taxes withheld		(1,717)
Total income		27,529

Expenses
Management fee Basic fee	$ 14,855
Performance adjustment	336
Transfer agent fees	3,688
Distribution fees	586
Accounting and security lending fees	797
Custodian fees and expenses	641
Independent trustees' compensation	6
Registration fees	81
Audit	138
Legal	42
Miscellaneous	62
Total expenses before reductions	21,232
Expense reductions	(743)	20,489
Net investment income (loss)		7,040
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $21)	294,358
Other affiliated issuers	(4,327)
Foreign currency transactions	(128)
Total net realized gain (loss)		289,903
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $762)	201,533
Assets and liabilities in foreign currencies	242
Total change in net unrealized appreciation (depreciation)		201,775
Net gain (loss)		491,678
Net increase (decrease) in net assets resulting from operations		$ 498,718

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,040	$ 6,181
Net realized gain (loss)	289,903	461,201
Change in net unrealized appreciation (depreciation)	201,775	(42,338)
Net increase (decrease) in net assets resulting from operations	498,718	425,044
Distributions to shareholders from net investment income	(3,787)	(10,829)
Distributions to shareholders from net realized gain	(351,004)	(234,438)
Total distributions	(354,791)	(245,267)
Share transactions - net increase (decrease)	(298,912)	(456,221)
Redemption fees	245	565
Total increase (decrease) in net assets	(154,740)	(275,879)

Net Assets
Beginning of period	1,936,481	2,212,360
End of period (including undistributed net investment income of $7,171 and undistributed net investment income of $5,133, respectively)	$ 1,781,741	$ 1,936,481

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 28.79	$ 26.69	$ 21.25	$ 17.69	$ 12.35
Income from Investment Operations
Net investment income (loss) E	.03	(.02)	.05	.02	.02 H
Net realized and unrealized gain (loss)	7.97	5.05	6.16	3.83	5.30
Total from investment operations	8.00	5.03	6.21	3.85	5.32
Distributions from net investment income	-	(.05)	(.02)	(.02)	-
Distributions from net realized gain	(5.65)	(2.89)	(.77)	(.31)	-
Total distributions	(5.65)	(2.94)	(.79)	(.33)	-
Redemption fees added to paid in capital E	- K	.01	.02	.04	.02
Net asset value, end of period	$ 31.14	$ 28.79	$ 26.69	$ 21.25	$ 17.69
Total Return B,C,D	33.43%	20.22%	30.16%	22.36%	43.24%
Ratios to Average Net Assets F,J
Expenses before reductions	1.53%	1.64%	1.66%	1.71%	1.77% A
Expenses net of fee waivers, if any	1.53%	1.64%	1.66%	1.71%	1.77% A
Expenses net of all reductions	1.49%	1.58%	1.63%	1.69%	1.74% A
Net investment income (loss)	.10%	(.08)%	.21%	.09%	.28% A
Supplemental Data
Net assets, end of period (in millions)	$ 39	$ 37	$ 35	$ 13	$ 5
Portfolio turnover rateG	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 28.64	$ 26.57	$ 21.20	$ 17.68	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.04)	(.09)	(.01)	(.03)	- H,K
Net realized and unrealized gain (loss)	7.93	5.03	6.12	3.83	5.31
Total from investment operations	7.89	4.94	6.11	3.80	5.31
Distributions from net investment income	-	-	-	(.01)	-
Distributions from net realized gain	(5.57)	(2.88)	(.76)	(.31)	-
Total distributions	(5.57)	(2.88)	(.76)	(.32)	-
Redemption fees added to paid in capital E	- K	.01	.02	.04	.02
Net asset value, end of period	$ 30.96	$ 28.64	$ 26.57	$ 21.20	$ 17.68
Total Return B,C,D	33.07%	19.93%	29.72%	22.07%	43.16%
Ratios to Average Net Assets F,J
Expenses before reductions	1.77%	1.89%	1.92%	1.94%	2.12% A
Expenses net of fee waivers, if any	1.77%	1.89%	1.91%	1.94%	2.12% A
Expenses net of all reductions	1.73%	1.83%	1.88%	1.92%	2.09% A
Net investment income (loss)	(.14)%	(.32)%	(.04)%	(.14)%	(.07)% A
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 42	$ 42	$ 15	$ 4
Portfolio turnover rate G	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 28.26	$ 26.24	$ 20.99	$ 17.62	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.18)	(.24)	(.14)	(.16)	(.05) H
Net realized and unrealized gain (loss)	7.82	4.98	6.08	3.80	5.30
Total from investment operations	7.64	4.74	5.94	3.64	5.25
Distributions from net realized gain	(5.41)	(2.73)	(.71)	(.31)	-
Redemption fees added to paid in capital E	- K	.01	.02	.04	.02
Net asset value, end of period	$ 30.49	$ 28.26	$ 26.24	$ 20.99	$ 17.62
Total Return B,C,D	32.38%	19.28%	29.13%	21.21%	42.67%
Ratios to Average Net Assets F,J
Expenses before reductions	2.30%	2.48%	2.49%	2.63%	2.76% A
Expenses net of fee waivers, if any	2.30%	2.40%	2.43%	2.63%	2.76% A
Expenses net of all reductions	2.26%	2.34%	2.40%	2.60%	2.73% A
Net investment income (loss)	(.66)%	(.84)%	(.56)%	(.83)%	(.71)% A
Supplemental Data
Net assets, end of period (in millions)	$ 11	$ 11	$ 13	$ 5	$ 1
Portfolio turnover rate G	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 28.33	$ 26.31	$ 21.04	$ 17.64	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.17)	(.23)	(.13)	(.12)	(.04) H
Net realized and unrealized gain (loss)	7.85	4.99	6.10	3.80	5.31
Total from investment operations	7.68	4.76	5.97	3.68	5.27
Distributions from net investment income	-	-	-	(.01)	-
Distributions from net realized gain	(5.39)	(2.75)	(.72)	(.31)	-
Total distributions	(5.39)	(2.75)	(.72)	(.32)	-
Redemption fees added to paid in capital E	- K	.01	.02	.04	.02
Net asset value, end of period	$ 30.62	$ 28.33	$ 26.31	$ 21.04	$ 17.64
Total Return B,C,D	32.39%	19.34%	29.22%	21.43%	42.83%
Ratios to Average Net Assets F,J
Expenses before reductions	2.26%	2.38%	2.41%	2.43%	2.57% A
Expenses net of fee waivers, if any	2.26%	2.38%	2.41%	2.43%	2.57% A
Expenses net of all reductions	2.22%	2.32%	2.38%	2.40%	2.55% A
Net investment income (loss)	(.62)%	(.81)%	(.54)%	(.62)%	(.52)% A
Supplemental Data
Net assets, end of period (in millions)	$ 20	$ 21	$ 25	$ 9	$ 1
Portfolio turnover rate G	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 29.03	$ 26.89	$ 21.36	$ 17.71	$ 9.87
Income from Investment Operations
Net investment income (loss) C	.12	.08	.15	.10	.07 F
Net realized and unrealized gain (loss)	8.03	5.08	6.19	3.84	7.75
Total from investment operations	8.15	5.16	6.34	3.94	7.82
Distributions from net investment income	(.07)	(.14)	(.06)	(.02)	-
Distributions from net realized gain	(5.67)	(2.89)	(.77)	(.31)	(.02)
Total distributions	(5.74)	(3.03)	(.83)	(.33)	(.02)
Redemption fees added to paid in capital C	- H	.01	.02	.04	.04
Net asset value, end of period	$ 31.44	$ 29.03	$ 26.89	$ 21.36	$ 17.71
Total Return A,B	33.82%	20.65%	30.67%	22.84%	79.78%
Ratios to Average Net Assets D,G
Expenses before reductions	1.19%	1.28%	1.28%	1.30%	1.54%
Expenses net of fee waivers, if any	1.19%	1.28%	1.28%	1.30%	1.54%
Expenses net of all reductions	1.15%	1.22%	1.25%	1.28%	1.51%
Net investment income (loss)	.45%	.29%	.59%	.50%	.46%
Supplemental Data
Net assets, end of period (in millions)	$ 1,664	$ 1,816	$ 2,090	$ 1,091	$ 547
Portfolio turnover rate E	70%	84%	79%	77%	84%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 28.99	$ 26.86	$ 21.36	$ 17.72	$ 12.35
Income from Investment Operations
Net investment income (loss) D	.12	.08	.14	.10	.04 G
Net realized and unrealized gain (loss)	8.01	5.07	6.18	3.84	5.31
Total from investment operations	8.13	5.15	6.32	3.94	5.35
Distributions from net investment income	(.07)	(.14)	(.07)	(.03)	-
Distributions from net realized gain	(5.67)	(2.89)	(.77)	(.31)	-
Total distributions	(5.74)	(3.03)	(.84)	(.34)	-
Redemption fees added to paid in capital D	- J	.01	.02	.04	.02
Net asset value, end of period	$ 31.38	$ 28.99	$ 26.86	$ 21.36	$ 17.72
Total Return B,C	33.84%	20.65%	30.59%	22.84%	43.48%
Ratios to Average Net Assets E,I
Expenses before reductions	1.18%	1.29%	1.30%	1.32%	1.51% A
Expenses net of fee waivers, if any	1.18%	1.29%	1.30%	1.32%	1.51% A
Expenses net of all reductions	1.14%	1.23%	1.27%	1.29%	1.48% A
Net investment income (loss)	.45%	.28%	.57%	.49%	.54% A
Supplemental Data
Net assets, end of period (in millions)	$ 8	$ 9	$ 7	$ 3	$ .4
Portfolio turnover rate F	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 557,218
Unrealized depreciation	(127,347)
Net unrealized appreciation (depreciation)	429,871
Undistributed ordinary income	79,370
Undistributed long-term capital gain	220,528

Cost for federal income tax purposes	$ 1,449,071

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 43,869	$ 66,631
Long-term Capital Gains	310,922	178,636
Total	$ 354,791	$ 245,267

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,176,947 and $1,820,033, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged ..26% during the

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 89	$ 5
Class T	.25%	.25%	195	-
Class B	.75%	.25%	107	80
Class C	.75%	.25%	195	19
			$ 586	$ 104

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4
Class T	3
Class B*	20
Class C*	3
$ 30

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 107.30
Class T	114.29
Class B	34.32
Class C	54.28
International Small Cap	3,363.21
Institutional Class	16.20
	$ 3,688

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $673 for the period. During the period, these credits reduced the Fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap	$ 32

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ -	$ 62
International Small Cap	3,765	10,726
Institutional Class	22	42
Total	$ 3,787	$ 10,829
From net realized gain
Class A	$ 6,864	$ 3,713
Class T	7,706	4,531
Class B	2,092	1,339
Class C	3,882	2,560
International Small Cap	328,782	221,459
Institutional Class	1,678	836
Total	$ 351,004	$ 234,438

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	268	335	$ 7,316	$ 9,788
Reinvestment of distributions	252	125	6,096	3,194
Shares redeemed	(556)	(490)	(14,980)	(14,008)
Net increase (decrease)	(36)	(30)	$ (1,568)	$ (1,026)
Class T
Shares sold	226	413	$ 6,120	$ 11,877
Reinvestment of distributions	297	165	7,166	4,209
Shares redeemed	(671)	(679)	(17,855)	(19,325)
Net increase (decrease)	(148)	(101)	$ (4,569)	$ (3,239)
Class B
Shares sold	19	69	$ 519	$ 1,926
Reinvestment of distributions	79	48	1,892	1,211
Shares redeemed	(149)	(202)	(3,957)	(5,665)
Net increase (decrease)	(51)	(85)	$ (1,546)	$ (2,528)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class C
Shares sold	56	146	$ 1,462	$ 4,106
Reinvestment of distributions	124	80	2,967	2,033
Shares redeemed	(277)	(431)	(7,298)	(11,929)
Net increase (decrease)	(97)	(205)	$ (2,869)	$ (5,790)
International Small Cap
Shares sold	7,028	17,580	$ 194,113	$ 512,573
Reinvestment of distributions	12,767	8,379	311,000	216,010
Shares redeemed	(29,445)	(41,151)	(791,655)	(1,173,251)
Net increase (decrease)	(9,650)	(15,192)	$ (286,542)	$ (444,668)
Institutional Class
Shares sold	47	124	$ 1,226	$ 3,656
Reinvestment of distributions	39	20	938	506
Shares redeemed	(150)	(109)	(3,984)	(3,132)
Net increase (decrease)	(64)	35	$ (1,820)	$ 1,030

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 27, 2003 (commencement of operations) to October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from May 27, 2003 (commencement of operations) to October 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Name, Age; Principal Occupation
James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007- present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-
2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-
present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-
2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 2002

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-
present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/07	12/7/07	$.026	$5.176
Class T	12/10/07	12/7/07	$.00	$5.123
Class B	12/10/07	12/7/07	$.00	$4.949
Class C	12/10/07	12/7/07	$.00	$4.975

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $221,145,898, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/2006	$.283	$.027
Class T	12/11/2006	$.248	$.027
Class B	12/11/2006	$.181	$.027
Class C	12/11/2006	$.170	$.027

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the cumulative total returns of Fidelity International Small Cap (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity International Small Cap (retail class) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Small Cap (retail class) was in the fourth quartile for the one-year period and the third quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 23% means that 77% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity International Small Cap (retail class) ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank

Pittsburgh, PA

AISC-UANN-1207
1.793568.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Small Cap

Fund - Institutional Class

Annual Report

October 31, 2007

Institutional Class is a class of
Fidelity® International Small Cap Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Small Cap Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of FundA
Institutional Class B	33.84%	36.04%	34.71%

A From September 18, 2002.

B The initial offering of Institutional Class shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund - Institutional Class, a class of the fund, on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ben Paton, Tokuya Sano and Wilson Wong, Co-Portfolio Managers of Fidelity Advisor International Small Cap Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the year ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a proxy for established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

During the past year, the fund's Institutional Class shares returned 33.84%, versus 22.17% for the MSCI EAFE Small Cap index. Stock selection in materials, industrials, energy and consumer staples aided performance, as did overweighting utilities. Geographically, our picks in Australia, Canada, China and Norway helped. Both the Asia Pacific ex Japan and Europe/Africa/Middle East subportfolios handily beat their respective benchmarks; the Japanese subportfolio had roughly in-line results. South Africa-based, Australia-listed Sylvania Resources, which reprocesses chrome tailings, contributed, along with Stepstone, a Norwegian online employment company; Cosco Corporation, a Singapore-listed Chinese shipbuilder; Bradken, Australia's leading supplier of consumable mining and rail industry products; and Japan's Hitachi Construction Machinery and ferro-alloy producer Nippon Denko. Conversely, stock picking in information technology and consumer discretionary detracted. Geographically, our choices in Italy and Japan hurt. The fund's biggest detractor was Banca Italease. Japanese stocks Hikari Tsushin and NOK - the latter of which we sold - hurt as well, along with an index component we didn't own, Orient Resources Group, a Hong Kong-based real estate developer incorporated in Bermuda. Most stocks we've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,135.30	$ 8.88
HypotheticalA	$ 1,000.00	$ 1,016.89	$ 8.39
Class T
Actual	$ 1,000.00	$ 1,133.20	$ 10.22
HypotheticalA	$ 1,000.00	$ 1,015.63	$ 9.65
Class B
Actual	$ 1,000.00	$ 1,130.50	$ 12.89
HypotheticalA	$ 1,000.00	$ 1,013.11	$ 12.18
Class C
Actual	$ 1,000.00	$ 1,130.70	$ 12.89
HypotheticalA	$ 1,000.00	$ 1,013.11	$ 12.18
International Small Cap
Actual	$ 1,000.00	$ 1,136.70	$ 7.22
HypotheticalA	$ 1,000.00	$ 1,018.45	$ 6.82
Institutional Class
Actual	$ 1,000.00	$ 1,137.00	$ 7.22
HypotheticalA	$ 1,000.00	$ 1,018.45	$ 6.82

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.65%
Class T	1.90%
Class B	2.40%
Class C	2.40%
International Small Cap	1.34%
Institutional Class	1.34%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan 27.2%
United Kingdom 15.0%
Australia 13.1%
United States of America 6.2%
Canada 4.5%
France 3.9%
Germany 2.9%
Italy 2.9%
Norway 2.2%
Other 22.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan 26.8%
United Kingdom 16.8%
Australia 13.2%
Italy 5.3%
United States of America 5.3%
Germany 3.4%
France 3.2%
Canada 3.2%
South Africa 2.8%
Other 20.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.8	96.6
Bonds	0.3	0.2
Short-Term Investments and Net Other Assets	3.9	3.2
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Stepstone ASA (Norway, Commercial Services & Supplies)	1.6	1.1
Phorm, Inc. (United States of America, Media)	1.6	0.0
Sylvania Resources Ltd. (Australia, Metals & Mining)	1.4	0.6
Max Petroleum PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	2.0
Oilexco, Inc. (Canada, Oil, Gas & Consumable Fuels)	1.3	0.6
Sarantis SA (Reg.) (Greece, Personal Products)	1.2	0.7
Nissin Kogyo Co. Ltd. (Japan, Auto Components)	1.1	1.1
E.ON AG (Germany, Electric Utilities)	1.0	0.8
Stanley Electric Co. Ltd. (Japan, Auto Components)	1.0	0.4
Nippon Seiki Co. Ltd. (Japan, Auto Components)	1.0	0.8
	12.5
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	22.5	20.0
Materials	18.0	15.0
Consumer Discretionary	15.9	17.1
Information Technology	8.9	8.4
Energy	8.6	9.0
Financials	8.7	13.4
Health Care	4.6	4.3
Utilities	4.4	5.2
Consumer Staples	4.0	3.7
Telecommunication Services	0.5	0.7

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (000s)
Australia - 13.1%
Allied Gold Ltd. (a)	15,017,696	$ 12,802
Allied Gold Ltd. (UK) (a)	461,700	410
Ausenco Ltd.	716,966	10,123
Australian Wealth Management Ltd. (e)	1,555,487	4,023
Bradken Ltd.	724,595	10,008
Capital-XX Ltd. (a)	2,262,572	3,105
Centamin Egypt Ltd. (a)	3,589,755	4,870
Centennial Coal Co. Ltd. (e)	592,395	2,389
Crane Group Ltd.	92,339	1,455
David Jones Ltd.	432,290	2,002
Downer EDI Ltd.	256,593	1,600
DUET Group	623,838	2,044
Dwyka Resources Ltd. (a)	5,235,220	4,680
European Gas Ltd. (a)	2,137,690	1,750
Gunns Ltd.	502,803	1,772
Hastie Group Ltd.	749,674	3,232
IBT Education Ltd.	490,152	1,188
Incitec Pivot Ltd. (e)	103,561	8,601
International Ferro Metals (a)	1,666,176	4,070
Iress Market Technology Ltd.	194,246	1,502
JB Hi-Fi Ltd.	709,791	10,931
Jubilee Mines NL	264,180	5,887
Kingsgate Consolidated NL	242,615	1,217
MacArthur Coal Ltd. (e)	482,429	4,106
Macmahon Holdings Ltd.	2,833,056	4,585
Meo Australia Ltd. (a)	9,450,100	10,724
Monto Minerals Ltd. (a)	8,325,252	1,688
Monto Minerals Ltd. warrants 5/25/09 (a)	1,485,934	39
Mortgage Choice Ltd.	2,022,538	4,658
Mount Gibson Iron Ltd. (a)	5,473,584	15,475
Nomad Building Solutions Ltd.	755,846	2,313
Oakton Ltd.	122,815	682
Perilya Mines Ltd.	554,900	2,052
Phosphagenics Ltd. (a)	9,040,000	2,123
Reverse Corp. Ltd.	446,400	1,934
Roc Oil Co. Ltd. (United Kingdom) (a)	2,864,489	8,754
Seek Ltd.	1,321,589	11,566
Silex Systems Ltd.	200,000	1,457
Sims Group Ltd.	28,822	761
SMS Management & Technology Ltd.	134,800	907
Sylvania Resources Ltd. (a)(f)	9,009,881	25,111
Sylvania Resources Ltd. (United Kingdom) (a)(f)	4,910,360	13,425
Common Stocks - continued
	Shares	Value (000s)
Australia - continued
Tanami Gold NL (a)	26,452,484	$ 2,887
Tassal Group Ltd.	1,148,600	4,074
United Group Ltd.	353,321	7,072
WorleyParsons Ltd.	102,033	4,612
Wotif.com Holdings Ltd.	636,700	3,582
TOTAL AUSTRALIA		234,248
Bermuda - 1.8%
African Minerals Ltd. (a)	575,020	1,979
Oriental Watch Holdings Ltd.	4,082,000	1,589
Pacific Basin Shipping Ltd.	4,044,000	9,060
Peace Mark Holdings Ltd.	814,000	1,341
Petra Diamonds Ltd. (a)	1,212,621	3,656
Ports Design Ltd.	784,000	2,960
Tanzanite One Ltd. (f)	5,808,701	8,937
Trefoil Ltd. (a)	385,100	2,225
Xceldiam Ltd. warrants 11/16/07 (a)	1,659,127	52
TOTAL BERMUDA		31,799
British Virgin Islands - 0.3%
Albidon Ltd. unit (a)	1,469,000	4,169
Kalahari Energy (g)	1,451,000	1,814
TOTAL BRITISH VIRGIN ISLANDS		5,983
Canada - 4.2%
AirSea Lines (a)(g)	1,862,300	1,349
AirSea Lines warrants 8/4/11 (a)(g)	1,862,300	0
Altius Minerals Corp. (a)	257,006	7,485
Antrim Energy, Inc. (a)	245,700	1,652
Antrim Energy, Inc. (United Kingdom) (a)	800,000	5,430
Bankers Petroleum Ltd. (a)	3,767,000	2,434
Equinox Minerals Ltd. (a)	1,206,050	6,604
Equinox Minerals Ltd. unit (a)	588,859	3,208
MagIndustries Corp. (a)	3,635,960	6,739
Oilexco, Inc. (a)	1,237,525	22,596
Rock Well Petroleum, Inc. (g)	770,400	3,461
Sino-Forest Corp. (a)	106,000	2,820
Starfield Resources, Inc. (a)	1,313,025	2,086
Starfield Resources, Inc. warrants 1/20/08 (a)(g)	1,678,100	1,114
Stealth Ventures Ltd. (a)	593,200	452
Stealth Ventures Ltd. warrants 3/12/08 (a)(g)	483,250	1
Visual Defence, Inc. (a)(f)	4,664,100	1,503
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Western Canadian Coal Corp. (a)	1,554,418	$ 4,116
Western Canadian Coal Corp. (United Kingdom) (a)	548,286	1,453
TOTAL CANADA		74,503
Cayman Islands - 0.9%
Ctrip.com International Ltd. sponsored ADR	31,000	1,747
Embry Holdings Ltd.	1,081,000	845
Hidili Industry International Development Ltd.	808,000	1,205
International Consolidated Minerals, Inc. (a)	852,927	6,397
Ju Teng International Holdings Ltd. (a)	656,000	249
Lee & Man Paper Manufacturing Ltd.	1,002,000	4,008
TCC International Holdings Ltd. (a)	894,000	1,344
TOTAL CAYMAN ISLANDS		15,795
China - 0.8%
Anhui Conch Cement Co. Ltd. (H Shares)	78,000	779
Baidu.com, Inc. sponsored ADR (a)	4,600	1,759
China Oilfield Services Ltd. (H Shares)	1,892,000	4,633
China Resources Land Ltd.	448,000	1,133
Dongfang Electrical Machinery Co. Ltd. (H Shares)	84,000	751
Sina Corp. (a)	63,000	3,612
Xinjiang Xinxin Mining Industry Co. Ltd. Class H	740,000	1,369
Yantai Changyu Pioneer Wine Co. (B Shares)	118,810	885
TOTAL CHINA		14,921
Cyprus - 0.1%
Buried Hill Energy (Cyprus) PCL (g)	1,947,000	2,142
Czech Republic - 0.1%
Ceske Energeticke Zavody AS	35,860	2,592
Denmark - 0.4%
DSV de Sammensluttede Vognmaend AS	259,300	6,855
Finland - 1.6%
Inion OY (a)	3,590,300	2,146
Nokian Tyres Ltd.	430,910	16,232
Rakentajain Konevuokraamo Oyj (B Shares)	222,030	8,299
Ramirent Oyj	74,140	1,646
TOTAL FINLAND		28,323
Common Stocks - continued
	Shares	Value (000s)
France - 3.9%
Carbone Lorraine	27,400	$ 2,452
Electricite de France	90,900	10,903
Geodis SA	42,180	9,105
Guerbet SA	8,400	1,901
Icade SA	123,018	9,079
Laurent-Perrier Group	31,960	5,963
Norbert Dentressangle SA	15,064	1,811
Seche Environment SA	11,560	2,122
Societe Internationale de Plantations d'Heveas SA	2,580	2,063
Veolia Environnement	161,180	14,396
Vilmorin & Cie	67,700	9,840
TOTAL FRANCE		69,635
Germany - 2.9%
E.ON AG	93,000	18,163
Fresenius Medical Care AG	130,010	6,868
Interhyp AG	35,270	3,033
Kontron AG	154,620	3,918
MLP AG	89,150	1,182
Praktiker Bau- und Heimwerkermaerkte Holding AG	63,860	2,309
SGL Carbon AG (a)	272,200	15,881
TOTAL GERMANY		51,354
Greece - 1.6%
Fourlis Holdings SA	110,000	4,430
Hellenic Technodomiki Tev SA	223,750	3,397
Sarantis SA (Reg.)	1,076,638	21,463
TOTAL GREECE		29,290
Hong Kong - 1.3%
China Everbright Ltd. (a)	1,328,000	5,973
China Overseas Land & Investment Ltd.	616,000	1,474
Esprit Holdings Ltd.	246,000	4,108
Hang Lung Properties Ltd.	499,000	2,401
Li & Fung Ltd.	924,000	4,385
Midland Holdings Ltd.	3,114,000	3,857
PYI Corp. Ltd.	600,000	274
TOTAL HONG KONG		22,472
India - 1.2%
Ess Dee Aluminium Ltd.	49,516	894
Gujarat NRE Coke Ltd.	507,690	1,499
Common Stocks - continued
	Shares	Value (000s)
India - continued
INFO Edge India Ltd.	109,253	$ 3,388
Jindal Steel & Power Ltd.	22,836	6,980
JSW Steel Ltd.	156,958	3,863
Sesa Goa Ltd.	48,209	4,618
TOTAL INDIA		21,242
Indonesia - 0.1%
PT Bakrie Sumatera Plantations Tbk warrants 9/10/10 (a)	31	0
PT International Nickel Indonesia Tbk	51,500	519
PT Tambang Batubbara Bukit Asam Tbk	1,732,500	1,761
TOTAL INDONESIA		2,280
Ireland - 0.4%
Adwalker PLC (a)	9,125,000	379
Kenmare Resources PLC (a)	2,640,000	3,389
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	1,513
Petroceltic International PLC (a)	13,644,934	2,406
Vimio PLC (a)	867,300	198
TOTAL IRELAND		7,885
Israel - 0.6%
Israel Chemicals Ltd.	611,900	6,734
RADWARE Ltd. (a)	227,160	3,844
TOTAL ISRAEL		10,578
Italy - 2.9%
Ansaldo STS SpA (a)	214,670	3,121
ASM SpA	925,100	6,483
Banca Italease SpA (e)	530,760	11,163
Enel SpA	543,800	6,513
Hera SpA	1,510,160	6,789
Seldovia Native Association, Inc. (SNAI) (a)(e)	1,541,160	15,641
Teleunit SpA (a)(f)	12,719,158	1,025
TOTAL ITALY		50,735
Japan - 27.2%
ABC-Mart, Inc.	233,100	4,801
Access Co. Ltd.	464	594
Adeka Corp.	69,000	692
Ahresty Corp.	34,400	695
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Ai Holdings Corp.	79,000	$ 475
Airport Facilities Co. Ltd.	93,800	616
AOC Holdings, Inc.	79,400	1,219
AOI Electronics Co. Ltd.	64,300	837
Apamanshop Holdings Co. Ltd.	15,040	5,865
ARDEPRO CO., Ltd. (e)	43,989	14,791
Atlus Co. Ltd.	88,000	455
Atrium Co. Ltd.	64,400	1,796
Avex Group Holdings, Inc.	200,000	2,916
Bit-isle, Inc. (a)(e)	988	744
Bookoff Corp. (e)	88,300	861
C. Uyemura & Co. Ltd. (a)	46,000	2,798
Chiba Bank Ltd.	177,000	1,421
Chugoku Marine Paints Ltd.	134,000	1,821
Citizen Holdings Co. Ltd.	142,800	1,539
CMIC Co. Ltd.	4,860	1,161
Create SD Co. Ltd.	42,400	908
cyber communications, Inc.	1,365	1,072
Dai-ichi Seiko Co. Ltd.	55,100	882
Daicel Chemical Industries Ltd.	207,000	1,525
Daido Steel Co. Ltd.	269,000	1,836
Daikin Industries Ltd.	99,500	5,013
Daikokutenbussan Co. Ltd.	31,300	236
Daiseki Co. Ltd. (e)	76,300	2,582
Daito Gyorui Co. Ltd.	381,000	673
Daiwa Securities Group, Inc.	132,000	1,272
Daiwabo Information System Ltd. (e)	162,500	2,160
Daiwasystem Co. Ltd.	39,800	1,117
DeNA Co. Ltd.	451	2,826
Denyo Co. Ltd. (e)	72,900	758
Endo Lighting Corp.	2,300	12
EPS Co. Ltd. (e)	1,239	4,800
F&M Co. Ltd.	1,998	562
FCM Co. Ltd.	30,800	1,385
Fuji Heavy Industries Ltd.	418,000	2,173
Fujitsu Component Ltd. (a)	478	622
Furuno Electric Co. Ltd.	100,400	1,519
GMO Hosting & Security, Inc.	451	515
Gmo Internet, Inc. (e)	400,900	1,530
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
H-One Co. Ltd.	21,800	$ 251
Harakosan Co. Ltd. (e)	5,676	13,457
Harmonic Drive Systems, Inc.	587	2,210
Hikari Tsushin, Inc. (e)	258,000	7,880
Hisaka Works Ltd. (e)	153,000	3,422
Hitachi Construction Machinery Co. Ltd.	100,200	4,111
Hitachi Metals Ltd.	322,000	4,178
Hokuto Corp.	171,200	2,671
Hosiden Corp. (e)	320,300	5,682
Ibiden Co. Ltd.	62,200	5,274
Ichirokudo Co. Ltd. (a)	1,014	369
Ichiyoshi Securities Co. Ltd.	141,400	1,547
IDU Co. (e)	2,213	3,427
Index Holdings (e)	3,190	1,334
Inpex Holdings, Inc.	890	9,597
Intelligence Ltd. (e)	2,492	5,720
Isuzu Motors Ltd.	359,000	1,790
Itochu Corp.	557,000	7,040
Japan Airport Terminal Co. Ltd.	12,400	243
Japan Aviation Electronics Industry Ltd.	250,000	3,858
Japan Steel Works Ltd.	157,000	2,569
Japan Vilene Co. Ltd. (e)	194,000	1,176
Jastec Co. Ltd.	450,200	4,459
Juki Corp.	500,000	4,269
Juroku Bank Ltd.	149,000	902
Kitagawa Seiki Co. Ltd.	84,000	447
Komori Corp.	154,000	4,074
Konica Minolta Holdings, Inc.	112,500	1,970
Kura Corp. Ltd.	5,016	10,922
Kurita Water Industries Ltd.	62,000	2,072
LAC Holdings, Inc. (a)	154,700	453
Lawson, Inc.	66,400	2,296
MCJ Co. Ltd. (a)(e)	3,338	1,747
Meiko Electronics Co. Ltd.	126,600	4,407
Message Co. Ltd.	584	1,077
Micronics Japan Co. Ltd.	91,500	2,503
Mitsuba Corp.	79,000	508
Mitsui O.S.K. Lines Ltd.	333,000	5,505
Mitsumi Electric Co. Ltd.	67,100	3,093
Miura Co. Ltd.	78,500	2,459
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Miyano Machinery, Inc.	429,000	$ 1,197
Money Partners Co. Ltd.	2,705	10,624
Mori Seiki Co. Ltd.	102,000	2,591
NIC Corp.	65,400	508
Nidec Corp.	22,400	1,683
Nihon Dempa Kogyo Co. Ltd. (e)	315,000	15,732
Nihon Kohden Corp.	75,100	1,431
Nihon Trim Co. Ltd. (e)	199,250	6,365
Nihonwasou Holdings, Inc.	782	274
Nikon Corp.	348,000	11,170
Nippon Carbon Co. Ltd. (e)	264,000	1,666
Nippon Chemi-con Corp.	292,000	2,317
Nippon Denko Co. Ltd. (e)	622,000	4,690
Nippon Oil Corp.	256,000	2,268
Nippon Seiki Co. Ltd.	745,000	17,343
Nissha Printing Co. Ltd.	51,000	1,470
Nissin Kogyo Co. Ltd.	757,400	19,795
NTN Corp.	452,000	4,298
Obara Corp.	50	1
Oiles Corp. (e)	77,040	1,666
Otsuka Corp.	21,300	2,042
Pigeon Corp. (e)	87,700	1,508
Produce Co. Ltd. (a)(e)	1,432	5,498
Properst Co. Ltd. (e)	536	1,003
Renown, Inc. (a)	65,400	500
Rinnai Corp.	115,000	3,581
Rohto Pharmaceutical Co. Ltd.	375,000	4,463
Round One Corp. (e)	1,306	3,102
Ryobi Ltd.	226,000	1,523
Sammy NetWorks Co. Ltd.	1,062	1,802
Sansha Electric Manufacturing Co. Ltd.	56,000	546
Sanyo Denki Co. Ltd.	271,000	1,548
Sato Corp. (e)	200,300	3,885
Sawada Holdings Co. Ltd. (a)	91,000	646
SBI E*TRADE Securities Co. Ltd. (e)	790	848
Sec Carbon Ltd.	132,000	2,253
Seria Co. Ltd.	482	663
Shibaura Electronics Co. Ltd. (e)	97,800	2,461
Shimachu Co. Ltd.	80,600	2,321
Shin Nippon Biomedical Laboratories Ltd. (e)	101,900	1,557
Shin-Kobe Electric Machinery Co. Ltd.	419,000	1,957
Shinohara Systems of Construction Co. Ltd. (e)	1,206	1,250
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Shizuki Electric Co., Inc.	146,000	$ 546
Sojitz Corp.	714,000	3,278
SRI Sports Ltd.	1,337	1,642
Stanley Electric Co. Ltd.	800,200	17,800
Star Micronics Co. Ltd.	16,200	512
Starbucks Coffee Japan Ltd. (e)	3,551	1,697
Stella Chemifa Corp. (e)	31,900	902
Sumco Corp.	26,200	956
Sumitomo Corp.	451,100	7,862
Sumitomo Heavy Industries Ltd.	216,000	2,854
Sumitomo Metal Industries Ltd.	434,000	2,149
Sumitomo Trust & Banking Co. Ltd.	160,000	1,193
Sun Frontier Fudousan Co. Ltd.	755	1,731
Sunx Ltd. (e)	150,200	917
Suruga Corp.	341,000	7,959
Sysmex Corp.	97,500	3,995
T&D Holdings, Inc.	18,300	1,102
Taiho Kogyo Co. Ltd.	88,100	1,321
Taiyo Kagaku Co. Ltd.	62,900	402
Takara Holdings, Inc. (e)	324,000	1,905
Takeei Corp. (e)	95,000	3,591
Takiron Co. Ltd.	121,000	331
Takisawa Machine Tool Co. Ltd.	524,000	1,005
Telewave, Inc.	692	597
TMS Entertainment Ltd. (e)	152,000	446
TOA Valve Holding, Inc. (e)	352	2,121
Toagosei Co. Ltd.	354,000	1,243
Tohcello Co. Ltd.	149,500	1,091
Toho Zinc Co. Ltd.	272,000	2,470
Tohoku Electric Power Co., Inc.	46,300	979
Tokai Carbon Co. Ltd.	635,000	7,965
Tokai Rubber Industries Ltd.	124,300	2,447
Tokyo Gas Co. Ltd.	248,000	1,106
Tokyo Seimitsu Co. Ltd. (e)	165,100	3,895
TonenGeneral Sekiyu KK	122,000	1,229
Topcon Corp.	87,400	1,277
Toray Industries, Inc.	157,000	1,212
Trancom Co. Ltd.	7,300	111
Tyo, Inc. (e)	113,000	242
Ube Industries Ltd.	683,000	2,453
Unicom Group Holdings, Inc.	121,300	921
VarioSecure Networks, Inc. (e)	648	756
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Wacom Co. Ltd. (e)	1,144	$ 2,830
Yachiyo Industry Co. Ltd.	119,200	1,531
Yamada Denki Co. Ltd.	54,740	5,645
Yonkyu Co. Ltd.	135,500	1,053
Yume No Machi Souzou Iinkai Co. Ltd.	527	501
TOTAL JAPAN		484,861
Korea (South) - 0.9%
LG Household & Health Care Ltd.	4,230	943
MegaStudy Co. Ltd.	3,746	1,382
NHN Corp. (a)	5,675	1,825
Samsung Engineering Co. Ltd.	27,560	3,713
STX Engine Co. Ltd.	9,514	948
STX Pan Ocean Co. Ltd.	928,000	2,387
Sung Kwang Bend Co. Ltd.	13,764	564
Taewoong Co. Ltd.	23,528	3,363
TOTAL KOREA (SOUTH)		15,125
Luxembourg - 0.2%
SES SA FDR (France) unit	142,650	3,522
Malaysia - 0.2%
KNM Group Bhd	1,756,600	3,109
Malta - 0.3%
Unibet Group plc unit	178,456	5,758
Netherlands - 0.3%
Engel East Europe NV	975,032	1,622
Koninklijke Boskalis Westminster NV (Certificaten Van Aandelen)	53,740	3,261
TOTAL NETHERLANDS		4,883
Norway - 2.2%
Aker Kvaerner ASA	150,140	5,232
Pertra AS (A Shares)	175,642	2,651
Schibsted ASA (B Shares)	48,600	2,762
Stepstone ASA (a)	5,397,154	28,454
TOTAL NORWAY		39,099
Papua New Guinea - 0.5%
Lihir Gold Ltd. (a)	2,053,833	8,154
Philippines - 0.3%
Alliance Global Group, Inc. (a)	10,090,000	1,255
Common Stocks - continued
	Shares	Value (000s)
Philippines - continued
SM Prime Holdings, Inc.	6,628,000	$ 1,832
Vista Land & Lifescapes, Inc.	14,466,000	1,832
TOTAL PHILIPPINES		4,919
Portugal - 0.2%
Banif SGPS SA	484,850	3,604
Singapore - 1.6%
Advent Air Ltd. (f)	14,719,299	4,437
Banyan Tree Holdings Ltd.	2,051,000	2,996
Cosco Corp. Singapore Ltd.	1,577,000	8,564
Keppel Corp. Ltd.	136,000	1,398
Parkway Holdings Ltd.	1,648,300	4,781
Raffles Medical Group Ltd.	905,000	963
Straits Asia Resources Ltd.	636,000	1,178
Yangzijiang Shipbuilding Holdings Ltd.	2,262,000	4,028
TOTAL SINGAPORE		28,345
South Africa - 1.8%
African Rainbow Minerals Ltd.	291,610	6,730
Investec Ltd.	491,707	6,117
JD Group Ltd.	147,340	1,412
Mvelaphanda Group Ltd.	3,277,360	5,295
Telkom SA Ltd.	146,300	3,984
Wilson Bayly Holmes-Ovcon Ltd.	446,856	9,008
TOTAL SOUTH AFRICA		32,546
Spain - 0.9%
Grifols SA	319,170	8,439
Obrascon Huarte Lain SA	166,010	7,506
TOTAL SPAIN		15,945
Sweden - 2.2%
Hexagon AB (B Shares)	718,533	17,302
Meda AB (A Shares)	324,460	4,890
Modern Times Group MTG AB (B Shares)	199,460	14,017
RNB Retail & Brands AB	207,990	2,398
TOTAL SWEDEN		38,607
Switzerland - 1.1%
Actelion Ltd. (Reg.) (a)	82,940	4,121
Bucher Industries AG	15,811	3,754
Partners Group Holding	32,420	4,394
Common Stocks - continued
	Shares	Value (000s)
Switzerland - continued
Sulzer AG (Reg.)	2,070	$ 3,320
Vontobel Holdings AG	86,450	4,441
TOTAL SWITZERLAND		20,030
Taiwan - 0.3%
Far Eastern Textile Ltd.	734,000	970
First Steamship Co. Ltd. (a)	580,000	1,610
Oriental Union Chemical Corp.	642,000	906
PixArt Imaging, Inc.	6,600	58
Sinyi Realty, Inc.	617,837	1,640
WPG Holding Co. Ltd.	547,000	903
TOTAL TAIWAN		6,087
Thailand - 0.1%
Central Pattana PCL unit	904,600	690
Thoresen Thai Agencies PCL unit	449,500	809
TOTAL THAILAND		1,499
United Kingdom - 15.0%
Advanced Fluid Connections PLC (a)	7,009,687	0
ADVFN PLC (a)(f)	35,175,780	2,066
AeroBox PLC (a)	5,694,657	0
Afren PLC (a)	1,722,490	3,322
African Consolidated Resources PLC (a)	10,333,334	2,847
African Copper PLC (a)	1,677,884	3,192
Air Partner PLC	45,000	1,118
Anglo Asian Mining PLC (a)	3,657,000	950
Appian Technology PLC (a)	1,968,888	297
Appian Technology PLC warrants 2/28/08 (a)(g)	479,045	45
Ascent Resources PLC warrants 12/22/07 (a)	1,500,000	159
Autonomy Corp. PLC (a)	168,090	3,434
Baltic Oil Terminals PLC (a)	1,314,300	2,883
Belitung Zinc Corp. PLC (g)	7,435,490	1,546
BioCare Solutions PLC (f)	4,849,670	1,260
Blackstar Investors PLC (a)	1,826,860	4,330
Block Shield Corp. PLC (a)	1,653,400	3,266
Cambrian Mining PLC	4,026,100	8,810
CareCapital Group PLC (a)	511,000	279
Celsis International PLC (a)	443,648	1,909
Central African Mining & Exploration Co. PLC (a)	9,125,633	5,407
Centurion Electronics PLC (a)(f)	748,299	89
Clapham House Group PLC (a)	226,950	1,500
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Corac Group PLC (a)(f)	4,609,104	$ 5,414
Countermine PLC (a)(g)	4,939	265
Countermine PLC warrants 7/26/06 (a)(g)	4,939	0
CustomVis plc (a)(f)	8,417,536	591
Datacash Group PLC	1,110,470	6,649
Eclipse Energy Co. Ltd. (g)	102,000	1,590
Europa Oil & Gas Holdings PLC warrants 11/11/07 (a)	500,000	1
Forum Energy PLC (a)	800,270	507
Gemfields Resources PLC (a)	3,909,100	2,438
Global Coal Management PLC (a)	1,052,149	2,166
Gyrus Group PLC (a)	365,900	3,252
Hardide Ltd. (a)	6,848,580	1,602
Healthcare Enterprise Group PLC (a)(f)	18,312,440	373
Healthcare Enterprise Group PLC warrants 6/30/08 (a)	1,851,769	19
Hot Tuna International PLC (a)	1,049,400	166
Hot Tuna International PLC warrants 2/25/08 (a)(g)	1,179,700	0
Hydrodec Group PLC (a)(f)	10,002,286	3,795
Ideal Shopping Direct PLC	661,592	2,703
IG Group Holdings plc	794,850	6,875
Impact Holdings PLC (a)(f)	10,414,000	650
Inmarsat PLC	314,800	3,358
Inova Holding PLC (a)	1,443,461	231
Intertek Group PLC	94,110	2,013
iomart Group PLC	1,618,840	1,969
ITE Group PLC	2,116,540	7,712
ITM Power PLC (a)	1,400,980	3,291
Jubilee Platinum PLC (a)	4,124,543	8,189
Keronite PLC (a)(g)	13,620,267	1,699
KimCor Diamonds PLC warrants 3/15/08 (a)	2,185,000	159
Landround plc warrants 12/11/09 (a)(g)	166,666	11
London Asia Chinese Private Equity Fund Ltd. warrants 3/31/11 (a)	105,400	50
Max Petroleum PLC (a)	11,111,220	23,678
Meggitt PLC	1,632,419	11,582
Meldex International PLC (a)(e)	4,394,616	4,386
MicroEmissive Displays (a)	2,821,600	3,344
Motivcom PLC (f)	1,820,500	5,545
NDS Group PLC sponsored ADR (a)	271,300	16,169
Petrofac Ltd.	336,540	3,603
Proteome Sciences PLC (a)	1,322,532	1,299
Pureprofile Media PLC (g)	1,108,572	864
Pursuit Dynamics PLC (a)	666,667	3,659
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Rambler Metals & Mining PLC (a)	600,000	$ 661
RGI International Ltd.	589,470	6,119
Rheochem PLC warrants 12/30/07 (a)	4,364,150	15
Sarantel Group PLC Class A (a)	3,310,900	344
Scottish & Southern Energy PLC	209,000	6,761
SDL plc (a)	1,090,022	6,799
Serco Group PLC	439,640	4,120
Sinclair Pharma PLC (a)	1,128,371	1,935
Sinosoft Technology PLC (a)	2,051,400	768
SPI Lasers PLC (a)(f)	3,461,200	3,778
Stem Cell Sciences PLC (a)	716,649	432
SubSea Resources PLC (a)	4,678,800	122
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	6
Target Resources PLC (a)	1,020,000	488
Target Resources PLC warrants 7/12/08 (a)	1,020,000	64
TMO Biotec (a)(g)	1,000,000	1,445
Toledo Mining Corp. PLC (a)(e)	1,292,424	6,785
Triple Plate Junction PLC (a)	1,539,200	672
UK Coal PLC (a)	409,200	4,339
Unite Group PLC	256,110	2,216
Vectura Group PLC (a)	3,556,060	5,157
Virotec International PLC (a)	3,361,132	445
VT Group PLC	620,780	7,770
York Pharma PLC (a)	633,000	1,421
Zenergy Power PLC (a)	1,469,780	8,495
ZincOx Resources PLC (a)	693,100	5,714
TOTAL UNITED KINGDOM		267,447
United States of America - 2.3%
Cyberview Technology, Inc. (a)(f)	996,527	3,802
Frontera Resources Corp. (a)	1,157,200	1,660
Frontier Mining Ltd. (a)(f)	6,771,600	1,619
Phorm, Inc. (a)(f)	664,000	28,335
Spacelabs Healthcare, Inc. (a)	707,250	1,169
XL TechGroup, Inc. (a)	1,329,250	3,634
TOTAL UNITED STATES OF AMERICA		40,219
TOTAL COMMON STOCKS (Cost $1,200,018)		1,706,391
Convertible Bonds - 0.3%
		Principal Amount (000s)(d)	Value (000s)
Canada - 0.3%
Western Canadian Coal Corp. 7.5% 3/24/11 (d) (Cost $4,061)	CAD	4,714	$ 4,443
Money Market Funds - 9.4%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	72,630,783	72,631
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	95,477,489	95,477
TOTAL MONEY MARKET FUNDS (Cost $168,108)		168,108
TOTAL INVESTMENT PORTFOLIO - 105.5% (Cost $1,372,187)		1,878,942
NET OTHER ASSETS - (5.5)%		(97,201)
NET ASSETS - 100%		$ 1,781,741
Currency Abbreviation
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,345,000 or 1.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AirSea Lines	8/4/06	$ 1,199
AirSea Lines warrants 8/4/11	8/4/06	$ 0
Appian Technology PLC warrants 2/28/08	2/18/05	$ 0
Belitung Zinc Corp. PLC	1/12/06	$ 1,308
Security	Acquisition Date	Acquisition Cost (000s)
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,142
Countermine PLC	12/22/05	$ 443
Countermine PLC warrants 7/26/06	12/22/05	$ 0
Eclipse Energy Co. Ltd.	4/28/05	$ 1,459
Hot Tuna International PLC warrants 2/25/08	2/14/06	$ 0
Kalahari Energy	9/1/06	$ 1,814
Keronite PLC	8/16/06	$ 1,549
Landround plc warrants 12/11/09	12/12/06	$ 0
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173
Rock Well Petroleum, Inc.	4/13/06	$ 1,004
Starfield Resources, Inc. warrants 1/20/08	1/17/06	$ 0
Stealth Ventures Ltd. warrants 3/12/08	9/21/06	$ 0
TMO Biotec	10/27/05	$ 535
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,959
Fidelity Securities Lending Cash Central Fund	1,663
Total	$ 4,622
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
121Media, Inc.	$ 11,748	$ -	$ -	$ -	$ -
Advent Air Ltd.	2,948	-	-	80	4,437
ADVFN PLC	1,120	922	29	-	2,066
Adwalker PLC	413	-	-	-	-
Avanti Screenmedia Group PLC	9,335	-	8,831	-	-
BDI Mining Corp.	3,288	-	6,306	-	-
BioCare Solutions PLC	2,270	-	150	-	1,260
Bioprogress PLC	9,152	-	4,712	-	-
Cambrian Mining PLC	15,845	-	5,408	182	-
Centurion Electronics PLC	432	-	37	-	89
Corac Group PLC	3,538	-	438	-	5,414
CustomVis plc	134	715	-	-	591
Cyberscan Technology, Inc.	4,562	-	-	-	-
Cyberview Technology, Inc.	-	-	-	-	3,802
DA Group PLC	1,236	-	953	-	-
Financial Payment Systems Ltd.	1,485	-	385	-	-
Frontier Mining Ltd.	1,808	-	-	-	1,619
Gasol PLC	1,257	-	897	-	-
Gemfields Resources PLC	5,589	-	1,823	-	-
GMA Resources PLC	3,939	-	3,863	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hardide Ltd.	$ 1,711	$ -	$ 233	$ -	$ -
Healthcare Enterprise Group PLC	1,010	431	411	-	373
Hydrodec Group PLC	8,231	-	1,677	-	3,795
ID Data PLC	925	-	1,169	-	-
Imagelinx PLC	1,948	340	816	-	-
Impact Holdings PLC	2,086	-	-	-	650
Inion OY	1,677	-	111	-	-
Interbulk Group PLC	1,682	-	1,528	-	-
International Ferro Metals	17,682	1,265	32,938	-	-
Jubilee Platinum PLC	8,789	1,994	5,851	-	-
KimCor Diamonds PLC	1,185	-	736	-	-
Landround plc	188	197	286	-	-
Metals Exploration PLC	2,126	-	2,280	-	-
MicroEmissive Displays	1,672	409	685	-	-
Mineral Commodities Ltd.	948	-	730	-	-
Motivcom PLC	3,085	-	186	51	5,545
Phorm, Inc.	-	1,326	-	-	28,335
Platinum Mining Corp. of India PLC	2,418	-	2,829	-	-
Rheochem PLC	2,034	-	2,015	-	-
Sarantel Group PLC Class A	677	463	37	-	-
Solomon Gold PLC	905	-	502	-	-
SPI Lasers PLC	2,024	1,863	709	-	3,778
Starfield Resources, Inc.	3,247	908	2,924	-	-
SubSea Resources PLC	2,630	-	79	-	-
Sylvania Resources Ltd.	5,331	4,057	2,385	-	25,111
Sylvania Resources Ltd. (United Kingdom)	3,616	5,253	7,089	-	13,425
Tanzanite One Ltd.	9,086	-	-	524	8,937
Teleunit SpA	1,122	-	-	-	1,025
Toledo Mining Corp. PLC	3,742	511	1,770	-	-
Visual Defence, Inc.	2,673	-	430	-	1,503
Xceldiam Ltd.	1,946	-	65	3,814	-
Total	$ 176,495	$ 20,654	$ 104,303	$ 4,651	$ 111,755

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $90,915) - See accompanying schedule: Unaffiliated issuers (cost $1,131,366)	$ 1,599,079
Fidelity Central Funds (cost $168,108)	168,108
Other affiliated issuers (cost $72,713)	111,755
Total Investments (cost $1,372,187)		$ 1,878,942
Receivable for investments sold		21,599
Receivable for fund shares sold		634
Dividends receivable		2,392
Interest receivable		38
Distributions receivable from Fidelity Central Funds		457
Prepaid expenses		1
Other receivables		218
Total assets		1,904,281

Liabilities
Payable to custodian bank	$ 1,373
Payable for investments purchased	19,762
Payable for fund shares redeemed	2,863
Accrued management fee	1,563
Distribution fees payable	49
Other affiliated payables	358
Other payables and accrued expenses	1,095
Collateral on securities loaned, at value	95,477
Total liabilities		122,540

Net Assets		$ 1,781,741
Net Assets consist of:
Paid in capital		$ 1,016,289
Undistributed net investment income		7,171
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		252,123
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		506,158
Net Assets		$ 1,781,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($38,585 ÷ 1,239 shares)	$ 31.14

Maximum offering price per share (100/94.25 of $31.14)	$ 33.04
Class T: Net Asset Value and redemption price per share ($40,823 ÷ 1,318 shares)	$ 30.96

Maximum offering price per share (100/96.50 of $30.96)	$ 32.08
Class B: Net Asset Value and offering price per share ($10,704 ÷ 351 shares)A	$ 30.49

Class C: Net Asset Value and offering price per share ($20,094 ÷ 656 shares)A	$ 30.62

International Small Cap: Net Asset Value, offering price and redemption price per share ($1,663,761 ÷ 52,912 shares)	$ 31.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,774 ÷ 248 shares)	$ 31.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2007
Investment Income
Dividends (including $4,651 earned from other affiliated issuers)		$ 24,214
Interest		410
Income from Fidelity Central Funds (including $1,663 from security lending)		4,622
		29,246
Less foreign taxes withheld		(1,717)
Total income		27,529

Expenses
Management fee Basic fee	$ 14,855
Performance adjustment	336
Transfer agent fees	3,688
Distribution fees	586
Accounting and security lending fees	797
Custodian fees and expenses	641
Independent trustees' compensation	6
Registration fees	81
Audit	138
Legal	42
Miscellaneous	62
Total expenses before reductions	21,232
Expense reductions	(743)	20,489
Net investment income (loss)		7,040
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $21)	294,358
Other affiliated issuers	(4,327)
Foreign currency transactions	(128)
Total net realized gain (loss)		289,903
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $762)	201,533
Assets and liabilities in foreign currencies	242
Total change in net unrealized appreciation (depreciation)		201,775
Net gain (loss)		491,678
Net increase (decrease) in net assets resulting from operations		$ 498,718

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,040	$ 6,181
Net realized gain (loss)	289,903	461,201
Change in net unrealized appreciation (depreciation)	201,775	(42,338)
Net increase (decrease) in net assets resulting from operations	498,718	425,044
Distributions to shareholders from net investment income	(3,787)	(10,829)
Distributions to shareholders from net realized gain	(351,004)	(234,438)
Total distributions	(354,791)	(245,267)
Share transactions - net increase (decrease)	(298,912)	(456,221)
Redemption fees	245	565
Total increase (decrease) in net assets	(154,740)	(275,879)

Net Assets
Beginning of period	1,936,481	2,212,360
End of period (including undistributed net investment income of $7,171 and undistributed net investment income of $5,133, respectively)	$ 1,781,741	$ 1,936,481

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 28.79	$ 26.69	$ 21.25	$ 17.69	$ 12.35
Income from Investment Operations
Net investment income (loss) E	.03	(.02)	.05	.02	.02 H
Net realized and unrealized gain (loss)	7.97	5.05	6.16	3.83	5.30
Total from investment operations	8.00	5.03	6.21	3.85	5.32
Distributions from net investment income	-	(.05)	(.02)	(.02)	-
Distributions from net realized gain	(5.65)	(2.89)	(.77)	(.31)	-
Total distributions	(5.65)	(2.94)	(.79)	(.33)	-
Redemption fees added to paid in capital E	- K	.01	.02	.04	.02
Net asset value, end of period	$ 31.14	$ 28.79	$ 26.69	$ 21.25	$ 17.69
Total Return B,C,D	33.43%	20.22%	30.16%	22.36%	43.24%
Ratios to Average Net Assets F,J
Expenses before reductions	1.53%	1.64%	1.66%	1.71%	1.77% A
Expenses net of fee waivers, if any	1.53%	1.64%	1.66%	1.71%	1.77% A
Expenses net of all reductions	1.49%	1.58%	1.63%	1.69%	1.74% A
Net investment income (loss)	.10%	(.08)%	.21%	.09%	.28% A
Supplemental Data
Net assets, end of period (in millions)	$ 39	$ 37	$ 35	$ 13	$ 5
Portfolio turnover rateG	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 28.64	$ 26.57	$ 21.20	$ 17.68	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.04)	(.09)	(.01)	(.03)	- H,K
Net realized and unrealized gain (loss)	7.93	5.03	6.12	3.83	5.31
Total from investment operations	7.89	4.94	6.11	3.80	5.31
Distributions from net investment income	-	-	-	(.01)	-
Distributions from net realized gain	(5.57)	(2.88)	(.76)	(.31)	-
Total distributions	(5.57)	(2.88)	(.76)	(.32)	-
Redemption fees added to paid in capital E	- K	.01	.02	.04	.02
Net asset value, end of period	$ 30.96	$ 28.64	$ 26.57	$ 21.20	$ 17.68
Total Return B,C,D	33.07%	19.93%	29.72%	22.07%	43.16%
Ratios to Average Net Assets F,J
Expenses before reductions	1.77%	1.89%	1.92%	1.94%	2.12% A
Expenses net of fee waivers, if any	1.77%	1.89%	1.91%	1.94%	2.12% A
Expenses net of all reductions	1.73%	1.83%	1.88%	1.92%	2.09% A
Net investment income (loss)	(.14)%	(.32)%	(.04)%	(.14)%	(.07)% A
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 42	$ 42	$ 15	$ 4
Portfolio turnover rate G	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 28.26	$ 26.24	$ 20.99	$ 17.62	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.18)	(.24)	(.14)	(.16)	(.05) H
Net realized and unrealized gain (loss)	7.82	4.98	6.08	3.80	5.30
Total from investment operations	7.64	4.74	5.94	3.64	5.25
Distributions from net realized gain	(5.41)	(2.73)	(.71)	(.31)	-
Redemption fees added to paid in capital E	- K	.01	.02	.04	.02
Net asset value, end of period	$ 30.49	$ 28.26	$ 26.24	$ 20.99	$ 17.62
Total Return B,C,D	32.38%	19.28%	29.13%	21.21%	42.67%
Ratios to Average Net Assets F,J
Expenses before reductions	2.30%	2.48%	2.49%	2.63%	2.76% A
Expenses net of fee waivers, if any	2.30%	2.40%	2.43%	2.63%	2.76% A
Expenses net of all reductions	2.26%	2.34%	2.40%	2.60%	2.73% A
Net investment income (loss)	(.66)%	(.84)%	(.56)%	(.83)%	(.71)% A
Supplemental Data
Net assets, end of period (in millions)	$ 11	$ 11	$ 13	$ 5	$ 1
Portfolio turnover rate G	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 28.33	$ 26.31	$ 21.04	$ 17.64	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.17)	(.23)	(.13)	(.12)	(.04) H
Net realized and unrealized gain (loss)	7.85	4.99	6.10	3.80	5.31
Total from investment operations	7.68	4.76	5.97	3.68	5.27
Distributions from net investment income	-	-	-	(.01)	-
Distributions from net realized gain	(5.39)	(2.75)	(.72)	(.31)	-
Total distributions	(5.39)	(2.75)	(.72)	(.32)	-
Redemption fees added to paid in capital E	- K	.01	.02	.04	.02
Net asset value, end of period	$ 30.62	$ 28.33	$ 26.31	$ 21.04	$ 17.64
Total Return B,C,D	32.39%	19.34%	29.22%	21.43%	42.83%
Ratios to Average Net Assets F,J
Expenses before reductions	2.26%	2.38%	2.41%	2.43%	2.57% A
Expenses net of fee waivers, if any	2.26%	2.38%	2.41%	2.43%	2.57% A
Expenses net of all reductions	2.22%	2.32%	2.38%	2.40%	2.55% A
Net investment income (loss)	(.62)%	(.81)%	(.54)%	(.62)%	(.52)% A
Supplemental Data
Net assets, end of period (in millions)	$ 20	$ 21	$ 25	$ 9	$ 1
Portfolio turnover rate G	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 29.03	$ 26.89	$ 21.36	$ 17.71	$ 9.87
Income from Investment Operations
Net investment income (loss) C	.12	.08	.15	.10	.07 F
Net realized and unrealized gain (loss)	8.03	5.08	6.19	3.84	7.75
Total from investment operations	8.15	5.16	6.34	3.94	7.82
Distributions from net investment income	(.07)	(.14)	(.06)	(.02)	-
Distributions from net realized gain	(5.67)	(2.89)	(.77)	(.31)	(.02)
Total distributions	(5.74)	(3.03)	(.83)	(.33)	(.02)
Redemption fees added to paid in capital C	- H	.01	.02	.04	.04
Net asset value, end of period	$ 31.44	$ 29.03	$ 26.89	$ 21.36	$ 17.71
Total Return A,B	33.82%	20.65%	30.67%	22.84%	79.78%
Ratios to Average Net Assets D,G
Expenses before reductions	1.19%	1.28%	1.28%	1.30%	1.54%
Expenses net of fee waivers, if any	1.19%	1.28%	1.28%	1.30%	1.54%
Expenses net of all reductions	1.15%	1.22%	1.25%	1.28%	1.51%
Net investment income (loss)	.45%	.29%	.59%	.50%	.46%
Supplemental Data
Net assets, end of period (in millions)	$ 1,664	$ 1,816	$ 2,090	$ 1,091	$ 547
Portfolio turnover rate E	70%	84%	79%	77%	84%

A Total returns for periods of less than one year are not annualized.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 28.99	$ 26.86	$ 21.36	$ 17.72	$ 12.35
Income from Investment Operations
Net investment income (loss) D	.12	.08	.14	.10	.04 G
Net realized and unrealized gain (loss)	8.01	5.07	6.18	3.84	5.31
Total from investment operations	8.13	5.15	6.32	3.94	5.35
Distributions from net investment income	(.07)	(.14)	(.07)	(.03)	-
Distributions from net realized gain	(5.67)	(2.89)	(.77)	(.31)	-
Total distributions	(5.74)	(3.03)	(.84)	(.34)	-
Redemption fees added to paid in capital D	- J	.01	.02	.04	.02
Net asset value, end of period	$ 31.38	$ 28.99	$ 26.86	$ 21.36	$ 17.72
Total Return B,C	33.84%	20.65%	30.59%	22.84%	43.48%
Ratios to Average Net Assets E,I
Expenses before reductions	1.18%	1.29%	1.30%	1.32%	1.51% A
Expenses net of fee waivers, if any	1.18%	1.29%	1.30%	1.32%	1.51% A
Expenses net of all reductions	1.14%	1.23%	1.27%	1.29%	1.48% A
Net investment income (loss)	.45%	.28%	.57%	.49%	.54% A
Supplemental Data
Net assets, end of period (in millions)	$ 8	$ 9	$ 7	$ 3	$ .4
Portfolio turnover rate F	70%	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 557,218
Unrealized depreciation	(127,347)
Net unrealized appreciation (depreciation)	429,871
Undistributed ordinary income	79,370
Undistributed long-term capital gain	220,528

Cost for federal income tax purposes	$ 1,449,071

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 43,869	$ 66,631
Long-term Capital Gains	310,922	178,636
Total	$ 354,791	$ 245,267

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,176,947 and $1,820,033, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged ..26% during the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 89	$ 5
Class T	.25%	.25%	195	-
Class B	.75%	.25%	107	80
Class C	.75%	.25%	195	19
			$ 586	$ 104

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4
Class T	3
Class B*	20
Class C*	3
$ 30

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 107.30
Class T	114.29
Class B	34.32
Class C	54.28
International Small Cap	3,363.21
Institutional Class	16.20
	$ 3,688

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $673 for the period. During the period, these credits reduced the Fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap	$ 32

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ -	$ 62
International Small Cap	3,765	10,726
Institutional Class	22	42
Total	$ 3,787	$ 10,829
From net realized gain
Class A	$ 6,864	$ 3,713
Class T	7,706	4,531
Class B	2,092	1,339
Class C	3,882	2,560
International Small Cap	328,782	221,459
Institutional Class	1,678	836
Total	$ 351,004	$ 234,438

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	268	335	$ 7,316	$ 9,788
Reinvestment of distributions	252	125	6,096	3,194
Shares redeemed	(556)	(490)	(14,980)	(14,008)
Net increase (decrease)	(36)	(30)	$ (1,568)	$ (1,026)
Class T
Shares sold	226	413	$ 6,120	$ 11,877
Reinvestment of distributions	297	165	7,166	4,209
Shares redeemed	(671)	(679)	(17,855)	(19,325)
Net increase (decrease)	(148)	(101)	$ (4,569)	$ (3,239)
Class B
Shares sold	19	69	$ 519	$ 1,926
Reinvestment of distributions	79	48	1,892	1,211
Shares redeemed	(149)	(202)	(3,957)	(5,665)
Net increase (decrease)	(51)	(85)	$ (1,546)	$ (2,528)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class C
Shares sold	56	146	$ 1,462	$ 4,106
Reinvestment of distributions	124	80	2,967	2,033
Shares redeemed	(277)	(431)	(7,298)	(11,929)
Net increase (decrease)	(97)	(205)	$ (2,869)	$ (5,790)
International Small Cap
Shares sold	7,028	17,580	$ 194,113	$ 512,573
Reinvestment of distributions	12,767	8,379	311,000	216,010
Shares redeemed	(29,445)	(41,151)	(791,655)	(1,173,251)
Net increase (decrease)	(9,650)	(15,192)	$ (286,542)	$ (444,668)
Institutional Class
Shares sold	47	124	$ 1,226	$ 3,656
Reinvestment of distributions	39	20	938	506
Shares redeemed	(150)	(109)	(3,984)	(3,132)
Net increase (decrease)	(64)	35	$ (1,820)	$ 1,030

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 27, 2003 (commencement of operations) to October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period from May 27, 2003 (commencement of operations) to October 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Name, Age; Principal Occupation
James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007- present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-
2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-
present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-
2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 2002

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-
present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor International Small Cap Fund voted to pay on December 10, 2007, to shareholders of record at the opening of business on December 7, 2007, a distribution of $5.176 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.12 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $221,145,898, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.325 and $0.0270 for the dividend paid December 11, 2006.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the cumulative total returns of Fidelity International Small Cap (retail class) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity International Small Cap (retail class) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Small Cap (retail class) was in the fourth quartile for the one-year period and the third quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 23% means that 77% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity International Small Cap (retail class) ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank

Pittsburgh, PA

AISCI-UANN-1207
1.793572.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

International Small Cap Opportunities

Fund

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (see "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Life of Fund A
International Small Cap Opportunities	34.15%	33.36%

A From August 2, 2005

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Small Cap Opportunities, a class of the fund, on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Sassine, Portfolio Manager of Fidelity® International Small Cap Opportunities Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

International Small Cap Opportunities gained 34.15% for the period, well ahead of the 22.17% return of the MSCI EAFE Small Cap index. Productive stock selection drove most of the fund's outperformance. An overweighting in Germany, combined with particularly good stock selection in the industrials sector there, contributed nicely to relative performance. The fund's stakes in German capital goods firms GEA Group, a diversified engineering company, and Q-Cells, a manufacturer of solar cells, contributed nicely to the fund's significant outperformance. Favorable stock selection within our large exposure to Japan also drove the fund's upward momentum, with our holdings there returning 7.46%, compared with a 2.17% decline for the benchmark's constituent elements. Other contributors included Lihir Gold, a Papua New Guinea-based producer, which benefited from an increase in gold prices; and Nintendo, the Japanese video game maker. Unfavorable stock selection within financials, especially in diversified financials and real estate, detracted from relative performance. Among the detractors were KK daVinci Advisors, a property investment advisory business in Japan, and Soitec, a French semiconductor company, which was the fund's single-largest relative detractor during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,098.40	$ 8.62
Hypothetical A	$ 1,000.00	$ 1,016.99	$ 8.29
Class T
Actual	$ 1,000.00	$ 1,097.20	$ 9.83
Hypothetical A	$ 1,000.00	$ 1,015.83	$ 9.45
Class B
Actual	$ 1,000.00	$ 1,094.50	$ 12.67
Hypothetical A	$ 1,000.00	$ 1,013.11	$ 12.18
Class C
Actual	$ 1,000.00	$ 1,094.60	$ 12.57
Hypothetical A	$ 1,000.00	$ 1,013.21	$ 12.08
International Small Cap Opportunities
Actual	$ 1,000.00	$ 1,100.30	$ 6.88
Hypothetical A	$ 1,000.00	$ 1,018.65	$ 6.61
Institutional Class
Actual	$ 1,000.00	$ 1,100.90	$ 6.83
Hypothetical A	$ 1,000.00	$ 1,018.70	$ 6.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.63%
Class T	1.86%
Class B	2.40%
Class C	2.38%
International Small Cap Opportunities	1.30%
Institutional Class	1.29%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan 28.5%
United States of America 12.1%
United Kingdom 10.0%
Germany 8.6%
Norway 6.1%
Papua New Guinea 5.3%
Netherlands 4.5%
France 3.5%
Cayman Islands 3.0%
Other 18.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan 21.0%
Germany 12.9%
United States of America 8.5%
United Kingdom 8.5%
Norway 7.2%
Australia 5.8%
France 4.9%
Netherlands 3.7%
China 2.8%
Other 24.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.0	99.0
Short-Term Investments and Net Other Assets	5.0	1.0
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Lihir Gold Ltd. (Papua New Guinea, Metals & Mining)	5.3	2.1
Titanium Metals Corp. (United States of America, Metals & Mining)	3.2	2.4
Renovo Group PLC (United Kingdom, Pharmaceuticals)	2.2	1.5
AGCO Corp. (United States of America, Machinery)	2.2	1.5
GEA Group AG (Germany, Machinery)	2.0	1.9
Nexans SA (France, Electrical Equipment)	2.0	0.6
Autonomy Corp. PLC (United Kingdom, Software)	1.9	0.9
Tokuyama Corp. (Japan, Chemicals)	1.8	1.4
Cermaq ASA (Norway, Food Products)	1.8	1.4
SGL Carbon AG (Germany, Electrical Equipment)	1.8	0.8
	24.2
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	28.1	30.5
Information Technology	17.0	15.1
Materials	16.1	11.9
Consumer Staples	10.6	11.4
Financials	8.3	12.7
Health Care	5.5	3.9
Energy	4.6	6.7
Consumer Discretionary	4.4	4.3
Telecommunication Services	0.4	1.9
Utilities	0.0	0.6

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Australia - 2.4%
Downer EDI Ltd.	3,797,343	$ 23,679,615
Gunns Ltd.	954,690	3,365,484
Oxiana Ltd.	356,736	1,421,724
Silex Systems Ltd.	950,000	6,919,372
United Group Ltd.	199,999	4,002,940
TOTAL AUSTRALIA		39,389,135
Austria - 0.3%
Andritz AG	74,896	5,509,018
Belgium - 0.4%
Umicore SA	28,300	7,052,179
Bermuda - 1.9%
China Grand Forestry Resources Group Ltd. (a)	19,000,000	6,752,330
China LotSynergy Holdings Ltd. (a)	11,568,000	1,682,922
Pacific Basin Shipping Ltd.	3,442,000	7,711,465
Proactive Technology Holdings Ltd. (a)	4,202,000	4,547,928
Sinofert Holdings Ltd.	10,836,000	10,221,274
TOTAL BERMUDA		30,915,919
Brazil - 1.4%
Cosan SA Industria E Comercio	1,070,000	16,729,380
Sao Martinho SA	440,100	5,718,426
TOTAL BRAZIL		22,447,806
Cayman Islands - 3.0%
CNinsure, Inc. ADR (a)	300,900	7,609,761
Himax Technologies, Inc. sponsored ADR	4,604,200	17,495,960
LDK Solar Co. Ltd. Sponsored ADR (d)	387,800	15,360,758
Subsea 7, Inc. (a)(d)	296,500	8,701,901
TOTAL CAYMAN ISLANDS		49,168,380
China - 2.7%
China Oilfield Services Ltd. (H Shares)	1,500,000	3,673,279
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	1,227,479	8,776,475
First Tractor Co. Ltd. (H Shares) (a)(e)	18,940,000	11,999,397
Global Bio-Chem Technology Group Co. Ltd.	50,703,300	18,800,322
TOTAL CHINA		43,249,473
Common Stocks - continued
	Shares	Value
Finland - 1.9%
KCI Konecranes Oyj	300,000	$ 13,430,376
Outotec Oyj	225,406	17,210,145
TOTAL FINLAND		30,640,521
France - 3.5%
Neopost SA	18,400	2,137,165
Nexans SA	195,000	33,136,302
Soitec SA (a)(d)	1,009,801	19,238,446
Ubisoft Entertainment SA (a)	40,000	3,285,299
TOTAL FRANCE		57,797,212
Germany - 8.6%
Bilfinger Berger AG	100,600	8,956,293
Demag Cranes AG	283,000	16,297,914
Deutz AG (a)(d)	741,982	10,190,844
GEA Group AG (a)	884,800	33,201,165
Hochtief AG	31,712	4,378,956
Kontron AG	400,319	10,143,888
MTU Aero Engines Holding AG	230,554	14,075,883
Q-Cells AG (a)	116,285	14,808,839
SGL Carbon AG (a)	493,908	28,816,162
TOTAL GERMANY		140,869,944
Greece - 0.9%
Bank of Piraeus	174,129	6,983,058
Hellenic Technodomiki Tev SA	500,000	7,591,712
TOTAL GREECE		14,574,770
Hong Kong - 0.4%
China State Construction International Holdings Ltd.	3,400,000	7,121,855
Italy - 0.7%
Impregilo SpA (a)	1,500,000	12,017,796
Japan - 28.5%
Acca Networks Co. Ltd. (d)	2,361	4,703,296
Access Co. Ltd. (a)(d)	2,000	9,612,789
Adeka Corp.	98,500	987,414
Air Water, Inc.	1,273,000	14,433,669
Alps Electric Co. Ltd.	200,000	2,504,490
Asics Corp.	1,223,000	19,506,429
Atrium Co. Ltd.	172,000	4,797,225
Brother Industries Ltd.	300,000	4,017,501
Capcom Co. Ltd. (d)	180,000	5,148,945
Common Stocks - continued
	Shares	Value
Japan - continued
CyberAgent, Inc.	8,000	$ 5,534,586
E*TRADE Securities Co. Ltd. (d)	10,000	10,737,892
Hikari Tsushin, Inc.	220,000	6,719,450
Ichiyoshi Securities Co. Ltd. (d)	734,700	8,036,096
Iino Kaiun Kaisha Ltd.	350,000	4,955,413
JAFCO Co. Ltd.	199,000	8,203,361
Japan General Estate Co. Ltd. (d)	297,200	5,692,246
Japan Steel Works Ltd.	647,000	10,585,612
JGC Corp.	750,000	15,022,632
Joint Corp. (d)	166,300	4,726,458
Kenedix, Inc. (d)	5,000	11,035,874
KK daVinci Advisors (a)	8,769	9,150,571
Kurita Water Industries Ltd.	264,000	8,821,083
Leopalace21 Corp.	245,000	7,822,808
Makino Milling Machine Co. Ltd.	200,000	2,092,996
Miraial Co. Ltd.	96,800	4,443,273
Mitsumi Electric Co. Ltd.	234,000	10,784,696
Nabtesco Corp.	457,000	7,814,578
Namco Bandai Holdings, Inc.	669,000	10,316,650
Nidec Sankyo Corp.	1,098,000	8,589,446
Nintendo Co. Ltd.	26,600	16,704,800
Nippon Carbon Co. Ltd.	1,282,000	8,090,195
Okuma Corp.	310,000	4,369,299
Organo Corp. (d)	429,000	7,198,167
Osaka Titanium Technolo Co. Ltd. (d)	95,000	8,366,316
Pal Co. Ltd. (d)	300,000	6,028,914
Rakuten, Inc.	20,000	9,783,077
Risa Partners, Inc. (d)	1,146	2,562,567
SBI Holdings, Inc.	30,000	9,519,414
Shima Seiki Manufacturing Ltd.	75,000	3,841,648
Sojitz Corp.	3,746,300	17,200,555
Sparx Group Co. Ltd. (d)	19,856	12,623,535
Star Micronics Co. Ltd.	100,000	3,157,645
Sugi Pharmacy Co. Ltd.	239,000	6,924,033
Sumco Corp.	341,100	12,451,892
Sumco Techxiv Corp.	109,500	5,941,755
Sumitomo Bakelite Co. Ltd.	300,000	1,840,019
Tamron Co. Ltd. (d)	50,000	1,942,350
Teijin Ltd.	2,250,000	10,858,801
The Sumitomo Warehouse Co. Ltd. (d)	288,000	1,659,815
Toho Titanium Co. Ltd. (d)	200,000	7,310,416
Tokai Carbon Co. Ltd.	1,007,000	12,631,174
Common Stocks - continued
	Shares	Value
Japan - continued
Tokuyama Corp. (d)	2,090,000	$ 29,198,797
Tokyo Tatemono Co. Ltd.	643,000	8,274,088
Toshiba Machine Co. Ltd.	1,774,000	13,552,801
Urban Corp.	226,300	3,964,968
Wacom Co. Ltd. (d)	1,700	4,204,732
Xebio Co. Ltd.	55,000	1,623,135
Zenrin Co. Ltd. (d)	196,300	5,855,039
TOTAL JAPAN		464,477,426
Luxembourg - 1.4%
Acergy SA	773,900	22,396,666
Netherlands - 4.5%
Advanced Metallurgical Group NV	146,000	10,417,596
Koninklijke Wessanen NV	1,017,015	17,165,708
Nutreco Holding NV	299,000	20,424,965
OPG Groep NV (A Shares)(Certificaten Van Aandelen) unit	150,000	5,191,775
QIAGEN NV (a)(d)	845,000	19,891,300
TOTAL NETHERLANDS		73,091,344
Norway - 6.1%
Aker Kvaerner ASA	227,500	7,927,420
Aker Yards AS	279,000	4,614,041
Cermaq ASA	1,898,500	29,097,480
ElectroMagnetic GeoServices ASA (d)	262,300	4,179,009
Marine Harvest ASA (a)(d)	27,707,000	28,086,477
Norwegian Property ASA	400,400	4,998,938
Petroleum Geo-Services ASA	331,600	9,762,937
ProSafe ASA	332,000	5,889,574
TGS Nopec Geophysical Co. ASA (a)	316,700	5,311,283
TOTAL NORWAY		99,867,159
Papua New Guinea - 5.3%
Lihir Gold Ltd. (a)	14,300,867	56,776,143
Lihir Gold Ltd. sponsored ADR	720,000	28,850,400
TOTAL PAPUA NEW GUINEA		85,626,543
Portugal - 0.7%
Banif SGPS SA	1,610,654	11,970,935
Sweden - 0.6%
Bergman & Beving AB (B Shares)	285,000	9,419,634
Switzerland - 1.1%
BB Biotech AG	200,000	17,560,218
Common Stocks - continued
	Shares	Value
Taiwan - 1.6%
HannStar Display Corp. (a)	55,715,292	$ 25,712,104
United Kingdom - 10.0%
ARM Holdings PLC	2,500,000	7,718,473
ARM Holdings PLC sponsored ADR	1,700,000	15,793,000
Autonomy Corp. PLC (a)	1,558,400	31,832,917
Avis Europe PLC (a)	8,235,698	6,848,971
Gyrus Group PLC (a)	1,267,171	11,262,538
Invensys PLC (a)	3,400,000	23,114,878
Laird Group PLC	462,461	6,105,395
Max Petroleum PLC (a)	4,000,000	8,524,105
Morgan Crucible Co. PLC	400,300	2,642,374
Premier Foods PLC	1,490,000	6,985,504
Renovo Group PLC (a)	8,652,203	36,336,493
Wolfson Microelectronics PLC (a)	1,100,000	5,803,148
TOTAL UNITED KINGDOM		162,967,796
United States of America - 7.1%
AGCO Corp. (a)	604,000	36,046,720
Chiquita Brands International, Inc. (a)	1,087,400	20,388,750
NII Holdings, Inc. (a)	116,800	6,774,400
Titanium Metals Corp. (a)(d)	1,478,354	52,038,061
TOTAL UNITED STATES OF AMERICA		115,247,931
TOTAL COMMON STOCKS (Cost $1,213,398,162)		1,549,091,764
Money Market Funds - 17.9%

Fidelity Cash Central Fund, 4.97% (b)	87,899,285	87,899,285
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	203,798,078	203,798,078
TOTAL MONEY MARKET FUNDS (Cost $291,697,363)		291,697,363
TOTAL INVESTMENT PORTFOLIO - 112.9% (Cost $1,505,095,525)		1,840,789,127
NET OTHER ASSETS - (12.9)%		(210,114,339)
NET ASSETS - 100%		$ 1,630,674,788
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,071,947
Fidelity Securities Lending Cash Central Fund	3,230,403
Total	$ 4,302,350
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
First Tractor Co. Ltd. (H Shares)	$ -	$ 8,262,406	$ -	$ -	$ 11,999,397

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $196,735,174) - See accompanying schedule: Unaffiliated issuers (cost $1,205,135,756)	$ 1,537,092,367
Fidelity Central Funds (cost $291,697,363)	291,697,363
Other affiliated issuers (cost $8,262,406)	11,999,397
Total Investments (cost $1,505,095,525)		$ 1,840,789,127
Cash		1,144,511
Foreign currency held at value (cost $27,135)		27,216
Receivable for investments sold		28,451,867
Receivable for fund shares sold		2,457,360
Dividends receivable		1,026,691
Distributions receivable from Fidelity Central Funds		419,873
Other receivables		194,384
Total assets		1,874,511,029

Liabilities
Payable for investments purchased	$ 33,306,202
Payable for fund shares redeemed	4,823,887
Accrued management fee	1,328,025
Distribution fees payable	74,625
Other affiliated payables	339,595
Other payables and accrued expenses	165,829
Collateral on securities loaned, at value	203,798,078
Total liabilities		243,836,241

Net Assets		$ 1,630,674,788
Net Assets consist of:
Paid in capital		$ 1,111,748,526
Undistributed net investment income		5,724,841
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		177,567,767
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		335,633,654
Net Assets		$ 1,630,674,788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($70,785,030 ÷ 3,730,934 shares)	$ 18.97

Maximum offering price per share (100/94.25 of $18.97)	$ 20.13
Class T: Net Asset Value and redemption price per share ($46,568,311 ÷ 2,470,157 shares)	$ 18.85

Maximum offering price per share (100/96.50 of $18.85)	$ 19.53
Class B: Net Asset Value and offering price per share ($10,975,101 ÷ 588,875 shares)A	$ 18.64

Class C: Net Asset Value and offering price per share ($40,893,627 ÷ 2,195,080 shares)A	$ 18.63

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($1,433,843,833 ÷ 75,093,223 shares)	$ 19.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($27,608,886 ÷ 1,446,444 shares)	$ 19.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 23,621,857
Interest		2,191
Income from Fidelity Central Funds (including $3,230,403 from security lending)		4,302,350
		27,926,398
Less foreign taxes withheld		(2,109,992)
Total income		25,816,406

Expenses
Management fee Basic fee	$ 13,126,935
Performance adjustment	2,024,924
Transfer agent fees	3,340,897
Distribution fees	777,090
Accounting and security lending fees	728,123
Custodian fees and expenses	381,680
Independent trustees' compensation	5,036
Registration fees	158,009
Audit	82,409
Interest	26,963
Miscellaneous	58,967
Total expenses before reductions	20,711,033
Expense reductions	(619,468)	20,091,565
Net investment income (loss)		5,724,841
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(2,678))	184,750,494
Foreign currency transactions	(160,375)
Total net realized gain (loss)		184,590,119
Change in net unrealized appreciation (depreciation) on: Investment securities	219,262,212
Assets and liabilities in foreign currencies	(58,778)
Total change in net unrealized appreciation (depreciation)		219,203,434
Net gain (loss)		403,793,553
Net increase (decrease) in net assets resulting from operations		$ 409,518,394

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,724,841	$ 3,177,589
Net realized gain (loss)	184,590,119	(953,704)
Change in net unrealized appreciation (depreciation)	219,203,434	115,235,200
Net increase (decrease) in net assets resulting from operations	409,518,394	117,459,085
Distributions to shareholders from net realized gain	-	(90,957)
Share transactions - net increase (decrease)	127,196,896	760,497,703
Redemption fees	783,954	1,853,226
Total increase (decrease) in net assets	537,499,244	879,719,057

Net Assets
Beginning of period	1,093,175,544	213,456,487
End of period (including undistributed net investment income of $5,724,841 and undistributed net investment income of $3,179,958, respectively)	$ 1,630,674,788	$ 1,093,175,544

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.18	$ 10.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	- J	-J
Net realized and unrealized gain (loss)	4.76	3.74	.40
Total from investment operations	4.78	3.74	.40
Distributions from net realized gain	-	- J	-
Redemption fees added to paid in capital E	.01	.03	.01
Net asset value, end of period	$ 18.97	$ 14.18	$ 10.41
Total Return B,C,D	33.78%	36.25%	4.10%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.63%	1.63%	2.67% A
Expenses net of fee waivers, if any	1.63%	1.63%	1.65% A
Expenses net of all reductions	1.59%	1.51%	1.54% A
Net investment income (loss)	.10%	.02%	(.09)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,785	$ 35,674	$ 5,533
Portfolio turnover rate G	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.12	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.03)	(.01)
Net realized and unrealized gain (loss)	4.74	3.74	.38
Total from investment operations	4.72	3.71	.37
Redemption fees added to paid in capital E	.01	.03	.01
Net asset value, end of period	$ 18.85	$ 14.12	$ 10.38
Total Return B,C,D	33.50%	36.03%	3.80%
Ratios to Average Net Assets F,I
Expenses before reductions	1.85%	1.85%	2.92% A
Expenses net of fee waivers, if any	1.85%	1.85%	1.90% A
Expenses net of all reductions	1.81%	1.74%	1.78% A
Net investment income (loss)	(.13)%	(.20)%	(.33)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,568	$ 28,309	$ 2,704
Portfolio turnover rate G	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.04	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	4.70	3.74	.38
Total from investment operations	4.59	3.64	.36
Redemption fees added to paid in capital E	.01	.03	.01
Net asset value, end of period	$ 18.64	$ 14.04	$ 10.37
Total Return B,C,D	32.76%	35.39%	3.70%
Ratios to Average Net Assets F,I
Expenses before reductions	2.40%	2.45%	3.43% A
Expenses net of fee waivers, if any	2.40%	2.41%	2.40% A
Expenses net of all reductions	2.36%	2.30%	2.27% A
Net investment income (loss)	(.67)%	(.76)%	(.82)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,975	$ 7,709	$ 1,705
Portfolio turnover rate G	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.03	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	4.70	3.73	.38
Total from investment operations	4.59	3.63	.36
Redemption fees added to paid in capital E	.01	.03	.01
Net asset value, end of period	$ 18.63	$ 14.03	$ 10.37
Total Return B,C,D	32.79%	35.29%	3.70%
Ratios to Average Net Assets F,I
Expenses before reductions	2.38%	2.38%	3.32% A
Expenses net of fee waivers, if any	2.38%	2.38%	2.40% A
Expenses net of all reductions	2.34%	2.27%	2.29% A
Net investment income (loss)	(.66)%	(.73)%	(.84)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,894	$ 26,320	$ 3,317
Portfolio turnover rate G	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.23	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.05	- I
Net realized and unrealized gain (loss)	4.78	3.75	.39
Total from investment operations	4.85	3.80	.39
Distributions from net realized gain	-	- I	-
Redemption fees added to paid in capital D	.01	.03	.01
Net asset value, end of period	$ 19.09	$ 14.23	$ 10.40
Total Return B,C	34.15%	36.86%	4.00%
Ratios to Average Net Assets E,H
Expenses before reductions	1.30%	1.28%	2.25% A
Expenses net of fee waivers, if any	1.30%	1.28%	1.40% A
Expenses net of all reductions	1.25%	1.16%	1.31% A
Net investment income (loss)	.43%	.37%	.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,433,844	$ 981,210	$ 197,349
Portfolio turnover rate F	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.22	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.05	- I
Net realized and unrealized gain (loss)	4.78	3.74	.39
Total from investment operations	4.86	3.79	.39
Distributions from net realized gain	-	- I	-
Redemption fees added to paid in capital D	.01	.03	.01
Net asset value, end of period	$ 19.09	$ 14.22	$ 10.40
Total Return B,C	34.25%	36.77%	4.00%
Ratios to Average Net Assets E,H
Expenses before reductions	1.29%	1.25%	2.25% A
Expenses net of fee waivers, if any	1.29%	1.25%	1.40% A
Expenses net of all reductions	1.25%	1.14%	1.29% A
Net investment income (loss)	.44%	.40%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,609	$ 13,954	$ 2,849
Portfolio turnover rate F	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 376,134,487
Unrealized depreciation	(47,440,840)
Net unrealized appreciation (depreciation)	328,693,647
Undistributed ordinary income	16,755,641
Undistributed long-term capital gain	142,362,068

Cost for federal income tax purposes	$ 1,512,095,480

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ -	$ 90,957

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,662,112,013 and $1,600,989,161, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap Opportunities as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in August 2006. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .99% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 131,681	$ 13,131
Class T	.25%	.25%	204,126	8,816
Class B	.75%	.25%	97,469	74,563
Class C	.75%	.25%	343,814	137,424
			$ 777,090	$ 233,934

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 71,361
Class T	16,861
Class B*	18,023
Cass C*	7,770
$ 114,015

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Small Cap Opportunities. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Small Cap Opportunities shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 157,033.30
Class T	110,999.27
Class B	30,834.32
Class C	104,103.30
International Small Cap Opportunities	2,895,757.21
Institutional Class	42,171.20
	$ 3,340,897

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $357 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,170,667	5.32%	$ 26,963

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,037 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.40%	$ 76

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $613,429 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap Opportunities	$ 5,963

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net realized gain
Class A	$ -	$ 2,067
International Small Cap Opportunities	-	87,898
Institutional Class	-	992
Total	$ -	$ 90,957

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	2,107,892	2,562,140	$ 35,531,826	$ 35,143,597
Reinvestment of distributions	-	162	-	1,916
Shares redeemed	(892,381)	(578,488)	(14,908,147)	(7,816,655)
Net increase (decrease)	1,215,511	1,983,814	$ 20,623,679	$ 27,328,858
Class T
Shares sold	1,311,252	1,977,012	$ 21,607,239	$ 27,202,466
Shares redeemed	(845,477)	(233,065)	(14,215,111)	(3,118,693)
Net increase (decrease)	465,775	1,743,947	$ 7,392,128	$ 24,083,773

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class B
Shares sold	286,293	498,394	$ 4,653,400	$ 6,815,227
Shares redeemed	(246,522)	(113,628)	(4,027,585)	(1,550,424)
Net increase (decrease)	39,771	384,766	$ 625,815	$ 5,264,803
Class C
Shares sold	888,414	1,745,210	$ 14,698,282	$ 24,032,601
Shares redeemed	(569,219)	(189,077)	(9,379,169)	(2,515,739)
Net increase (decrease)	319,195	1,556,133	$ 5,319,113	$ 21,516,862
International Small Cap Opportunities
Shares sold	48,402,736	93,068,555	$ 800,622,633	$ 1,259,777,775
Reinvestment of distributions	-	6,974	-	82,435
Shares redeemed	(42,286,931)	(43,072,008)	(715,447,148)	(586,736,058)
Net increase (decrease)	6,115,805	50,003,521	$ 85,175,485	$ 673,124,152
Institutional Class
Shares sold	903,141	1,299,662	$ 15,436,027	$ 17,883,260
Reinvestment of distributions	-	83	-	980
Shares redeemed	(437,882)	(592,563)	(7,375,351)	(8,704,985)
Net increase (decrease)	465,259	707,182	$ 8,060,676	$ 9,179,255

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Curvey also serves as a Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Heath, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of International Small Cap Opportunities. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of International Small Cap Opportunities. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of International Small Cap Opportunities. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 2005

Secretary of International Small Cap Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of International Small Cap Opportunities. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of International Small Cap Opportunities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of International Small Cap Opportunities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2005

Chief Compliance Officer of International Small Cap Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap Opportunities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap Opportunities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Opportunities	12/10/07	12/07/07	$0.064	$1.878

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007 $142,362,068, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the total returns of Fidelity International Small Cap Opportunities (retail class) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity International Small Cap Opportunities (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Small Cap Opportunities (retail class) was in the third quartile for the period shown. The Board also stated that the investment performance of Fidelity International Small Cap Opportunities (retail class) compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 23% means that 77% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2006 represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity International Small Cap Opportunities (retail class) ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

ILS-UANN-1207
1.815061.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Small Cap Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

Class A, Class T, Class B
and Class C are classes of
Fidelity® International
Small Cap Opportunities Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (see "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	26.09%	29.53%
Class T (incl. 3.50% sales charge)	28.83%	30.51%
Class B (incl. contingent deferred sales charge) B	27.76%	30.99%
Class C (incl. contingent deferred sales charge) C	31.79%	31.90%

A From August 2, 2005.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

Fidelity Advisor International Small Cap Opportunities Fund -
Class A, T, B, and C
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Opportunities Fund - Class T on August 2, 2005, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE® ) Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Sassine, Portfolio Manager of Fidelity Advisor International Small Cap Opportunities Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

The fund's Class A, Class T, Class B and Class C shares gained 33.78%, 33.50%, 32.76% and 32.79%, respectively (excluding sales charges), for the period, well ahead of the 22.17% return of the MSCI EAFE Small Cap index. Productive stock selection drove most of the fund's outperformance. An overweighting in Germany, combined with particularly good stock selection in the industrials sector there, contributed nicely to relative performance. The fund's stakes in German capital goods firms GEA Group, a diversified engineering company, and Q-Cells, a manufacturer of solar cells, contributed nicely to the fund's significant outperformance. Favorable stock selection within our large exposure to Japan also drove the fund's upward momentum, with our holdings there returning 7.46%, compared with a 2.17% decline for the benchmark's constituent elements. Other contributors included Lihir Gold, a Papua New Guinea-based producer, which benefited from an increase in gold prices; and Nintendo, the Japanese video game maker. Unfavorable stock selection within financials, especially in diversified financials and real estate, detracted from relative performance. Among the detractors were KK daVinci Advisors, a property investment advisory business in Japan, and Soitec, a French semiconductor company, which was the fund's single-largest relative detractor during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,098.40	$ 8.62
Hypothetical A	$ 1,000.00	$ 1,016.99	$ 8.29
Class T
Actual	$ 1,000.00	$ 1,097.20	$ 9.83
Hypothetical A	$ 1,000.00	$ 1,015.83	$ 9.45
Class B
Actual	$ 1,000.00	$ 1,094.50	$ 12.67
Hypothetical A	$ 1,000.00	$ 1,013.11	$ 12.18
Class C
Actual	$ 1,000.00	$ 1,094.60	$ 12.57
Hypothetical A	$ 1,000.00	$ 1,013.21	$ 12.08
International Small Cap Opportunities
Actual	$ 1,000.00	$ 1,100.30	$ 6.88
Hypothetical A	$ 1,000.00	$ 1,018.65	$ 6.61
Institutional Class
Actual	$ 1,000.00	$ 1,100.90	$ 6.83
Hypothetical A	$ 1,000.00	$ 1,018.70	$ 6.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.63%
Class T	1.86%
Class B	2.40%
Class C	2.38%
International Small Cap Opportunities	1.30%
Institutional Class	1.29%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan 28.5%
United States of America 12.1%
United Kingdom 10.0%
Germany 8.6%
Norway 6.1%
Papua New Guinea 5.3%
Netherlands 4.5%
France 3.5%
Cayman Islands 3.0%
Other 18.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan 21.0%
Germany 12.9%
United States of America 8.5%
United Kingdom 8.5%
Norway 7.2%
Australia 5.8%
France 4.9%
Netherlands 3.7%
China 2.8%
Other 24.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.0	99.0
Short-Term Investments and Net Other Assets	5.0	1.0
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Lihir Gold Ltd. (Papua New Guinea, Metals & Mining)	5.3	2.1
Titanium Metals Corp. (United States of America, Metals & Mining)	3.2	2.4
Renovo Group PLC (United Kingdom, Pharmaceuticals)	2.2	1.5
AGCO Corp. (United States of America, Machinery)	2.2	1.5
GEA Group AG (Germany, Machinery)	2.0	1.9
Nexans SA (France, Electrical Equipment)	2.0	0.6
Autonomy Corp. PLC (United Kingdom, Software)	1.9	0.9
Tokuyama Corp. (Japan, Chemicals)	1.8	1.4
Cermaq ASA (Norway, Food Products)	1.8	1.4
SGL Carbon AG (Germany, Electrical Equipment)	1.8	0.8
	24.2
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	28.1	30.5
Information Technology	17.0	15.1
Materials	16.1	11.9
Consumer Staples	10.6	11.4
Financials	8.3	12.7
Health Care	5.5	3.9
Energy	4.6	6.7
Consumer Discretionary	4.4	4.3
Telecommunication Services	0.4	1.9
Utilities	0.0	0.6

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Australia - 2.4%
Downer EDI Ltd.	3,797,343	$ 23,679,615
Gunns Ltd.	954,690	3,365,484
Oxiana Ltd.	356,736	1,421,724
Silex Systems Ltd.	950,000	6,919,372
United Group Ltd.	199,999	4,002,940
TOTAL AUSTRALIA		39,389,135
Austria - 0.3%
Andritz AG	74,896	5,509,018
Belgium - 0.4%
Umicore SA	28,300	7,052,179
Bermuda - 1.9%
China Grand Forestry Resources Group Ltd. (a)	19,000,000	6,752,330
China LotSynergy Holdings Ltd. (a)	11,568,000	1,682,922
Pacific Basin Shipping Ltd.	3,442,000	7,711,465
Proactive Technology Holdings Ltd. (a)	4,202,000	4,547,928
Sinofert Holdings Ltd.	10,836,000	10,221,274
TOTAL BERMUDA		30,915,919
Brazil - 1.4%
Cosan SA Industria E Comercio	1,070,000	16,729,380
Sao Martinho SA	440,100	5,718,426
TOTAL BRAZIL		22,447,806
Cayman Islands - 3.0%
CNinsure, Inc. ADR (a)	300,900	7,609,761
Himax Technologies, Inc. sponsored ADR	4,604,200	17,495,960
LDK Solar Co. Ltd. Sponsored ADR (d)	387,800	15,360,758
Subsea 7, Inc. (a)(d)	296,500	8,701,901
TOTAL CAYMAN ISLANDS		49,168,380
China - 2.7%
China Oilfield Services Ltd. (H Shares)	1,500,000	3,673,279
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	1,227,479	8,776,475
First Tractor Co. Ltd. (H Shares) (a)(e)	18,940,000	11,999,397
Global Bio-Chem Technology Group Co. Ltd.	50,703,300	18,800,322
TOTAL CHINA		43,249,473
Common Stocks - continued
	Shares	Value
Finland - 1.9%
KCI Konecranes Oyj	300,000	$ 13,430,376
Outotec Oyj	225,406	17,210,145
TOTAL FINLAND		30,640,521
France - 3.5%
Neopost SA	18,400	2,137,165
Nexans SA	195,000	33,136,302
Soitec SA (a)(d)	1,009,801	19,238,446
Ubisoft Entertainment SA (a)	40,000	3,285,299
TOTAL FRANCE		57,797,212
Germany - 8.6%
Bilfinger Berger AG	100,600	8,956,293
Demag Cranes AG	283,000	16,297,914
Deutz AG (a)(d)	741,982	10,190,844
GEA Group AG (a)	884,800	33,201,165
Hochtief AG	31,712	4,378,956
Kontron AG	400,319	10,143,888
MTU Aero Engines Holding AG	230,554	14,075,883
Q-Cells AG (a)	116,285	14,808,839
SGL Carbon AG (a)	493,908	28,816,162
TOTAL GERMANY		140,869,944
Greece - 0.9%
Bank of Piraeus	174,129	6,983,058
Hellenic Technodomiki Tev SA	500,000	7,591,712
TOTAL GREECE		14,574,770
Hong Kong - 0.4%
China State Construction International Holdings Ltd.	3,400,000	7,121,855
Italy - 0.7%
Impregilo SpA (a)	1,500,000	12,017,796
Japan - 28.5%
Acca Networks Co. Ltd. (d)	2,361	4,703,296
Access Co. Ltd. (a)(d)	2,000	9,612,789
Adeka Corp.	98,500	987,414
Air Water, Inc.	1,273,000	14,433,669
Alps Electric Co. Ltd.	200,000	2,504,490
Asics Corp.	1,223,000	19,506,429
Atrium Co. Ltd.	172,000	4,797,225
Brother Industries Ltd.	300,000	4,017,501
Capcom Co. Ltd. (d)	180,000	5,148,945
Common Stocks - continued
	Shares	Value
Japan - continued
CyberAgent, Inc.	8,000	$ 5,534,586
E*TRADE Securities Co. Ltd. (d)	10,000	10,737,892
Hikari Tsushin, Inc.	220,000	6,719,450
Ichiyoshi Securities Co. Ltd. (d)	734,700	8,036,096
Iino Kaiun Kaisha Ltd.	350,000	4,955,413
JAFCO Co. Ltd.	199,000	8,203,361
Japan General Estate Co. Ltd. (d)	297,200	5,692,246
Japan Steel Works Ltd.	647,000	10,585,612
JGC Corp.	750,000	15,022,632
Joint Corp. (d)	166,300	4,726,458
Kenedix, Inc. (d)	5,000	11,035,874
KK daVinci Advisors (a)	8,769	9,150,571
Kurita Water Industries Ltd.	264,000	8,821,083
Leopalace21 Corp.	245,000	7,822,808
Makino Milling Machine Co. Ltd.	200,000	2,092,996
Miraial Co. Ltd.	96,800	4,443,273
Mitsumi Electric Co. Ltd.	234,000	10,784,696
Nabtesco Corp.	457,000	7,814,578
Namco Bandai Holdings, Inc.	669,000	10,316,650
Nidec Sankyo Corp.	1,098,000	8,589,446
Nintendo Co. Ltd.	26,600	16,704,800
Nippon Carbon Co. Ltd.	1,282,000	8,090,195
Okuma Corp.	310,000	4,369,299
Organo Corp. (d)	429,000	7,198,167
Osaka Titanium Technolo Co. Ltd. (d)	95,000	8,366,316
Pal Co. Ltd. (d)	300,000	6,028,914
Rakuten, Inc.	20,000	9,783,077
Risa Partners, Inc. (d)	1,146	2,562,567
SBI Holdings, Inc.	30,000	9,519,414
Shima Seiki Manufacturing Ltd.	75,000	3,841,648
Sojitz Corp.	3,746,300	17,200,555
Sparx Group Co. Ltd. (d)	19,856	12,623,535
Star Micronics Co. Ltd.	100,000	3,157,645
Sugi Pharmacy Co. Ltd.	239,000	6,924,033
Sumco Corp.	341,100	12,451,892
Sumco Techxiv Corp.	109,500	5,941,755
Sumitomo Bakelite Co. Ltd.	300,000	1,840,019
Tamron Co. Ltd. (d)	50,000	1,942,350
Teijin Ltd.	2,250,000	10,858,801
The Sumitomo Warehouse Co. Ltd. (d)	288,000	1,659,815
Toho Titanium Co. Ltd. (d)	200,000	7,310,416
Tokai Carbon Co. Ltd.	1,007,000	12,631,174
Common Stocks - continued
	Shares	Value
Japan - continued
Tokuyama Corp. (d)	2,090,000	$ 29,198,797
Tokyo Tatemono Co. Ltd.	643,000	8,274,088
Toshiba Machine Co. Ltd.	1,774,000	13,552,801
Urban Corp.	226,300	3,964,968
Wacom Co. Ltd. (d)	1,700	4,204,732
Xebio Co. Ltd.	55,000	1,623,135
Zenrin Co. Ltd. (d)	196,300	5,855,039
TOTAL JAPAN		464,477,426
Luxembourg - 1.4%
Acergy SA	773,900	22,396,666
Netherlands - 4.5%
Advanced Metallurgical Group NV	146,000	10,417,596
Koninklijke Wessanen NV	1,017,015	17,165,708
Nutreco Holding NV	299,000	20,424,965
OPG Groep NV (A Shares)(Certificaten Van Aandelen) unit	150,000	5,191,775
QIAGEN NV (a)(d)	845,000	19,891,300
TOTAL NETHERLANDS		73,091,344
Norway - 6.1%
Aker Kvaerner ASA	227,500	7,927,420
Aker Yards AS	279,000	4,614,041
Cermaq ASA	1,898,500	29,097,480
ElectroMagnetic GeoServices ASA (d)	262,300	4,179,009
Marine Harvest ASA (a)(d)	27,707,000	28,086,477
Norwegian Property ASA	400,400	4,998,938
Petroleum Geo-Services ASA	331,600	9,762,937
ProSafe ASA	332,000	5,889,574
TGS Nopec Geophysical Co. ASA (a)	316,700	5,311,283
TOTAL NORWAY		99,867,159
Papua New Guinea - 5.3%
Lihir Gold Ltd. (a)	14,300,867	56,776,143
Lihir Gold Ltd. sponsored ADR	720,000	28,850,400
TOTAL PAPUA NEW GUINEA		85,626,543
Portugal - 0.7%
Banif SGPS SA	1,610,654	11,970,935
Sweden - 0.6%
Bergman & Beving AB (B Shares)	285,000	9,419,634
Switzerland - 1.1%
BB Biotech AG	200,000	17,560,218
Common Stocks - continued
	Shares	Value
Taiwan - 1.6%
HannStar Display Corp. (a)	55,715,292	$ 25,712,104
United Kingdom - 10.0%
ARM Holdings PLC	2,500,000	7,718,473
ARM Holdings PLC sponsored ADR	1,700,000	15,793,000
Autonomy Corp. PLC (a)	1,558,400	31,832,917
Avis Europe PLC (a)	8,235,698	6,848,971
Gyrus Group PLC (a)	1,267,171	11,262,538
Invensys PLC (a)	3,400,000	23,114,878
Laird Group PLC	462,461	6,105,395
Max Petroleum PLC (a)	4,000,000	8,524,105
Morgan Crucible Co. PLC	400,300	2,642,374
Premier Foods PLC	1,490,000	6,985,504
Renovo Group PLC (a)	8,652,203	36,336,493
Wolfson Microelectronics PLC (a)	1,100,000	5,803,148
TOTAL UNITED KINGDOM		162,967,796
United States of America - 7.1%
AGCO Corp. (a)	604,000	36,046,720
Chiquita Brands International, Inc. (a)	1,087,400	20,388,750
NII Holdings, Inc. (a)	116,800	6,774,400
Titanium Metals Corp. (a)(d)	1,478,354	52,038,061
TOTAL UNITED STATES OF AMERICA		115,247,931
TOTAL COMMON STOCKS (Cost $1,213,398,162)		1,549,091,764
Money Market Funds - 17.9%

Fidelity Cash Central Fund, 4.97% (b)	87,899,285	87,899,285
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	203,798,078	203,798,078
TOTAL MONEY MARKET FUNDS (Cost $291,697,363)		291,697,363
TOTAL INVESTMENT PORTFOLIO - 112.9% (Cost $1,505,095,525)		1,840,789,127
NET OTHER ASSETS - (12.9)%		(210,114,339)
NET ASSETS - 100%		$ 1,630,674,788
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,071,947
Fidelity Securities Lending Cash Central Fund	3,230,403
Total	$ 4,302,350
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
First Tractor Co. Ltd. (H Shares)	$ -	$ 8,262,406	$ -	$ -	$ 11,999,397

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $196,735,174) - See accompanying schedule: Unaffiliated issuers (cost $1,205,135,756)	$ 1,537,092,367
Fidelity Central Funds (cost $291,697,363)	291,697,363
Other affiliated issuers (cost $8,262,406)	11,999,397
Total Investments (cost $1,505,095,525)		$ 1,840,789,127
Cash		1,144,511
Foreign currency held at value (cost $27,135)		27,216
Receivable for investments sold		28,451,867
Receivable for fund shares sold		2,457,360
Dividends receivable		1,026,691
Distributions receivable from Fidelity Central Funds		419,873
Other receivables		194,384
Total assets		1,874,511,029

Liabilities
Payable for investments purchased	$ 33,306,202
Payable for fund shares redeemed	4,823,887
Accrued management fee	1,328,025
Distribution fees payable	74,625
Other affiliated payables	339,595
Other payables and accrued expenses	165,829
Collateral on securities loaned, at value	203,798,078
Total liabilities		243,836,241

Net Assets		$ 1,630,674,788
Net Assets consist of:
Paid in capital		$ 1,111,748,526
Undistributed net investment income		5,724,841
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		177,567,767
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		335,633,654
Net Assets		$ 1,630,674,788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($70,785,030 ÷ 3,730,934 shares)	$ 18.97

Maximum offering price per share (100/94.25 of $18.97)	$ 20.13
Class T: Net Asset Value and redemption price per share ($46,568,311 ÷ 2,470,157 shares)	$ 18.85

Maximum offering price per share (100/96.50 of $18.85)	$ 19.53
Class B: Net Asset Value and offering price per share ($10,975,101 ÷ 588,875 shares)A	$ 18.64

Class C: Net Asset Value and offering price per share ($40,893,627 ÷ 2,195,080 shares)A	$ 18.63

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($1,433,843,833 ÷ 75,093,223 shares)	$ 19.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($27,608,886 ÷ 1,446,444 shares)	$ 19.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 23,621,857
Interest		2,191
Income from Fidelity Central Funds (including $3,230,403 from security lending)		4,302,350
		27,926,398
Less foreign taxes withheld		(2,109,992)
Total income		25,816,406

Expenses
Management fee Basic fee	$ 13,126,935
Performance adjustment	2,024,924
Transfer agent fees	3,340,897
Distribution fees	777,090
Accounting and security lending fees	728,123
Custodian fees and expenses	381,680
Independent trustees' compensation	5,036
Registration fees	158,009
Audit	82,409
Interest	26,963
Miscellaneous	58,967
Total expenses before reductions	20,711,033
Expense reductions	(619,468)	20,091,565
Net investment income (loss)		5,724,841
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(2,678))	184,750,494
Foreign currency transactions	(160,375)
Total net realized gain (loss)		184,590,119
Change in net unrealized appreciation (depreciation) on: Investment securities	219,262,212
Assets and liabilities in foreign currencies	(58,778)
Total change in net unrealized appreciation (depreciation)		219,203,434
Net gain (loss)		403,793,553
Net increase (decrease) in net assets resulting from operations		$ 409,518,394

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,724,841	$ 3,177,589
Net realized gain (loss)	184,590,119	(953,704)
Change in net unrealized appreciation (depreciation)	219,203,434	115,235,200
Net increase (decrease) in net assets resulting from operations	409,518,394	117,459,085
Distributions to shareholders from net realized gain	-	(90,957)
Share transactions - net increase (decrease)	127,196,896	760,497,703
Redemption fees	783,954	1,853,226
Total increase (decrease) in net assets	537,499,244	879,719,057

Net Assets
Beginning of period	1,093,175,544	213,456,487
End of period (including undistributed net investment income of $5,724,841 and undistributed net investment income of $3,179,958, respectively)	$ 1,630,674,788	$ 1,093,175,544

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.18	$ 10.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	- J	-J
Net realized and unrealized gain (loss)	4.76	3.74	.40
Total from investment operations	4.78	3.74	.40
Distributions from net realized gain	-	- J	-
Redemption fees added to paid in capital E	.01	.03	.01
Net asset value, end of period	$ 18.97	$ 14.18	$ 10.41
Total Return B,C,D	33.78%	36.25%	4.10%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.63%	1.63%	2.67% A
Expenses net of fee waivers, if any	1.63%	1.63%	1.65% A
Expenses net of all reductions	1.59%	1.51%	1.54% A
Net investment income (loss)	.10%	.02%	(.09)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,785	$ 35,674	$ 5,533
Portfolio turnover rate G	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.12	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.03)	(.01)
Net realized and unrealized gain (loss)	4.74	3.74	.38
Total from investment operations	4.72	3.71	.37
Redemption fees added to paid in capital E	.01	.03	.01
Net asset value, end of period	$ 18.85	$ 14.12	$ 10.38
Total Return B,C,D	33.50%	36.03%	3.80%
Ratios to Average Net Assets F,I
Expenses before reductions	1.85%	1.85%	2.92% A
Expenses net of fee waivers, if any	1.85%	1.85%	1.90% A
Expenses net of all reductions	1.81%	1.74%	1.78% A
Net investment income (loss)	(.13)%	(.20)%	(.33)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,568	$ 28,309	$ 2,704
Portfolio turnover rate G	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.04	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	4.70	3.74	.38
Total from investment operations	4.59	3.64	.36
Redemption fees added to paid in capital E	.01	.03	.01
Net asset value, end of period	$ 18.64	$ 14.04	$ 10.37
Total Return B,C,D	32.76%	35.39%	3.70%
Ratios to Average Net Assets F,I
Expenses before reductions	2.40%	2.45%	3.43% A
Expenses net of fee waivers, if any	2.40%	2.41%	2.40% A
Expenses net of all reductions	2.36%	2.30%	2.27% A
Net investment income (loss)	(.67)%	(.76)%	(.82)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,975	$ 7,709	$ 1,705
Portfolio turnover rate G	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.03	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	4.70	3.73	.38
Total from investment operations	4.59	3.63	.36
Redemption fees added to paid in capital E	.01	.03	.01
Net asset value, end of period	$ 18.63	$ 14.03	$ 10.37
Total Return B,C,D	32.79%	35.29%	3.70%
Ratios to Average Net Assets F,I
Expenses before reductions	2.38%	2.38%	3.32% A
Expenses net of fee waivers, if any	2.38%	2.38%	2.40% A
Expenses net of all reductions	2.34%	2.27%	2.29% A
Net investment income (loss)	(.66)%	(.73)%	(.84)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,894	$ 26,320	$ 3,317
Portfolio turnover rate G	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.23	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.05	- I
Net realized and unrealized gain (loss)	4.78	3.75	.39
Total from investment operations	4.85	3.80	.39
Distributions from net realized gain	-	- I	-
Redemption fees added to paid in capital D	.01	.03	.01
Net asset value, end of period	$ 19.09	$ 14.23	$ 10.40
Total Return B,C	34.15%	36.86%	4.00%
Ratios to Average Net Assets E,H
Expenses before reductions	1.30%	1.28%	2.25% A
Expenses net of fee waivers, if any	1.30%	1.28%	1.40% A
Expenses net of all reductions	1.25%	1.16%	1.31% A
Net investment income (loss)	.43%	.37%	.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,433,844	$ 981,210	$ 197,349
Portfolio turnover rate F	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.22	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.05	- I
Net realized and unrealized gain (loss)	4.78	3.74	.39
Total from investment operations	4.86	3.79	.39
Distributions from net realized gain	-	- I	-
Redemption fees added to paid in capital D	.01	.03	.01
Net asset value, end of period	$ 19.09	$ 14.22	$ 10.40
Total Return B,C	34.25%	36.77%	4.00%
Ratios to Average Net Assets E,H
Expenses before reductions	1.29%	1.25%	2.25% A
Expenses net of fee waivers, if any	1.29%	1.25%	1.40% A
Expenses net of all reductions	1.25%	1.14%	1.29% A
Net investment income (loss)	.44%	.40%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,609	$ 13,954	$ 2,849
Portfolio turnover rate F	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 376,134,487
Unrealized depreciation	(47,440,840)
Net unrealized appreciation (depreciation)	328,693,647
Undistributed ordinary income	16,755,641
Undistributed long-term capital gain	142,362,068

Cost for federal income tax purposes	$ 1,512,095,480

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ -	$ 90,957

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,662,112,013 and $1,600,989,161, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap Opportunities as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in August 2006. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .99% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 131,681	$ 13,131
Class T	.25%	.25%	204,126	8,816
Class B	.75%	.25%	97,469	74,563
Class C	.75%	.25%	343,814	137,424
			$ 777,090	$ 233,934

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 71,361
Class T	16,861
Class B*	18,023
Cass C*	7,770
$ 114,015

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Small Cap Opportunities. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Small Cap Opportunities shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 157,033.30
Class T	110,999.27
Class B	30,834.32
Class C	104,103.30
International Small Cap Opportunities	2,895,757.21
Institutional Class	42,171.20
	$ 3,340,897

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $357 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,170,667	5.32%	$ 26,963

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,037 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.40%	$ 76

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $613,429 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap Opportunities	$ 5,963

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net realized gain
Class A	$ -	$ 2,067
International Small Cap Opportunities	-	87,898
Institutional Class	-	992
Total	$ -	$ 90,957

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	2,107,892	2,562,140	$ 35,531,826	$ 35,143,597
Reinvestment of distributions	-	162	-	1,916
Shares redeemed	(892,381)	(578,488)	(14,908,147)	(7,816,655)
Net increase (decrease)	1,215,511	1,983,814	$ 20,623,679	$ 27,328,858
Class T
Shares sold	1,311,252	1,977,012	$ 21,607,239	$ 27,202,466
Shares redeemed	(845,477)	(233,065)	(14,215,111)	(3,118,693)
Net increase (decrease)	465,775	1,743,947	$ 7,392,128	$ 24,083,773

Annual Report

12. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class B
Shares sold	286,293	498,394	$ 4,653,400	$ 6,815,227
Shares redeemed	(246,522)	(113,628)	(4,027,585)	(1,550,424)
Net increase (decrease)	39,771	384,766	$ 625,815	$ 5,264,803
Class C
Shares sold	888,414	1,745,210	$ 14,698,282	$ 24,032,601
Shares redeemed	(569,219)	(189,077)	(9,379,169)	(2,515,739)
Net increase (decrease)	319,195	1,556,133	$ 5,319,113	$ 21,516,862
International Small Cap Opportunities
Shares sold	48,402,736	93,068,555	$ 800,622,633	$ 1,259,777,775
Reinvestment of distributions	-	6,974	-	82,435
Shares redeemed	(42,286,931)	(43,072,008)	(715,447,148)	(586,736,058)
Net increase (decrease)	6,115,805	50,003,521	$ 85,175,485	$ 673,124,152
Institutional Class
Shares sold	903,141	1,299,662	$ 15,436,027	$ 17,883,260
Reinvestment of distributions	-	83	-	980
Shares redeemed	(437,882)	(592,563)	(7,375,351)	(8,704,985)
Net increase (decrease)	465,259	707,182	$ 8,060,676	$ 9,179,255

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Curvey also serves as a Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Heath, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 2005

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2005

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2005 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/07	12/07/07	$0.025	$1.878
Class T	12/10/07	12/07/07	$0.00	$1.852
Class B	12/10/07	12/07/07	$0.00	$1.76
Class C	12/10/07	12/07/07	$0.00	$1.775

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $142,362,068, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the total returns of Fidelity International Small Cap Opportunities (retail class) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity International Small Cap Opportunities (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Small Cap Opportunities (retail class) was in the third quartile for the period shown. The Board also stated that the investment performance of Fidelity International Small Cap Opportunities (retail class) compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 23% means that 77% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2006 represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity International Small Cap Opportunities (retail class) ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AILS-UANN-1207
1.815089.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Small Cap Opportunities

Fund - Institutional Class

Annual Report

October 31, 2007

Institutional Class
is a class of Fidelity®
International Small Cap
Opportunities Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (see "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Life of fund A
Institutional Class	34.25%	33.36%

A From August 2, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Opportunities Fund - Institutional Class on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Sassine, Portfolio Manager of Fidelity Advisor International Small Cap Opportunities Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

The fund's Institutional Class shares gained 34.25% for the period, well ahead of the 22.17% return of the MSCI EAFE Small Cap index. Productive stock selection drove most of the fund's outperformance. An overweighting in Germany, combined with particularly good stock selection in the industrials sector there, contributed nicely to relative performance. The fund's stakes in German capital goods firms GEA Group, a diversified engineering company, and Q-Cells, a manufacturer of solar cells, contributed nicely to the fund's significant outperformance. Favorable stock selection within our large exposure to Japan also drove the fund's upward momentum, with our holdings there returning 7.46%, compared with a 2.17% decline for the benchmark's constituent elements. Other contributors included Lihir Gold, a Papua New Guinea-based producer, which benefited from an increase in gold prices; and Nintendo, the Japanese video game maker. Unfavorable stock selection within financials, especially in diversified financials and real estate, detracted from relative performance. Among the detractors were KK daVinci Advisors, a property investment advisory business in Japan, and Soitec, a French semiconductor company, which was the fund's single-largest relative detractor during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report

Shareholder Expense Example - continued

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,098.40	$ 8.62
Hypothetical A	$ 1,000.00	$ 1,016.99	$ 8.29
Class T
Actual	$ 1,000.00	$ 1,097.20	$ 9.83
Hypothetical A	$ 1,000.00	$ 1,015.83	$ 9.45
Class B
Actual	$ 1,000.00	$ 1,094.50	$ 12.67
Hypothetical A	$ 1,000.00	$ 1,013.11	$ 12.18
Class C
Actual	$ 1,000.00	$ 1,094.60	$ 12.57
Hypothetical A	$ 1,000.00	$ 1,013.21	$ 12.08
International Small Cap Opportunities
Actual	$ 1,000.00	$ 1,100.30	$ 6.88
Hypothetical A	$ 1,000.00	$ 1,018.65	$ 6.61
Institutional Class
Actual	$ 1,000.00	$ 1,100.90	$ 6.83
Hypothetical A	$ 1,000.00	$ 1,018.70	$ 6.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.63%
Class T	1.86%
Class B	2.40%
Class C	2.38%
International Small Cap Opportunities	1.30%
Institutional Class	1.29%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan 28.5%
United States of America 12.1%
United Kingdom 10.0%
Germany 8.6%
Norway 6.1%
Papua New Guinea 5.3%
Netherlands 4.5%
France 3.5%
Cayman Islands 3.0%
Other 18.4%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan 21.0%
Germany 12.9%
United States of America 8.5%
United Kingdom 8.5%
Norway 7.2%
Australia 5.8%
France 4.9%
Netherlands 3.7%
China 2.8%
Other 24.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.0	99.0
Short-Term Investments and Net Other Assets	5.0	1.0
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Lihir Gold Ltd. (Papua New Guinea, Metals & Mining)	5.3	2.1
Titanium Metals Corp. (United States of America, Metals & Mining)	3.2	2.4
Renovo Group PLC (United Kingdom, Pharmaceuticals)	2.2	1.5
AGCO Corp. (United States of America, Machinery)	2.2	1.5
GEA Group AG (Germany, Machinery)	2.0	1.9
Nexans SA (France, Electrical Equipment)	2.0	0.6
Autonomy Corp. PLC (United Kingdom, Software)	1.9	0.9
Tokuyama Corp. (Japan, Chemicals)	1.8	1.4
Cermaq ASA (Norway, Food Products)	1.8	1.4
SGL Carbon AG (Germany, Electrical Equipment)	1.8	0.8
	24.2
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	28.1	30.5
Information Technology	17.0	15.1
Materials	16.1	11.9
Consumer Staples	10.6	11.4
Financials	8.3	12.7
Health Care	5.5	3.9
Energy	4.6	6.7
Consumer Discretionary	4.4	4.3
Telecommunication Services	0.4	1.9
Utilities	0.0	0.6

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Australia - 2.4%
Downer EDI Ltd.	3,797,343	$ 23,679,615
Gunns Ltd.	954,690	3,365,484
Oxiana Ltd.	356,736	1,421,724
Silex Systems Ltd.	950,000	6,919,372
United Group Ltd.	199,999	4,002,940
TOTAL AUSTRALIA		39,389,135
Austria - 0.3%
Andritz AG	74,896	5,509,018
Belgium - 0.4%
Umicore SA	28,300	7,052,179
Bermuda - 1.9%
China Grand Forestry Resources Group Ltd. (a)	19,000,000	6,752,330
China LotSynergy Holdings Ltd. (a)	11,568,000	1,682,922
Pacific Basin Shipping Ltd.	3,442,000	7,711,465
Proactive Technology Holdings Ltd. (a)	4,202,000	4,547,928
Sinofert Holdings Ltd.	10,836,000	10,221,274
TOTAL BERMUDA		30,915,919
Brazil - 1.4%
Cosan SA Industria E Comercio	1,070,000	16,729,380
Sao Martinho SA	440,100	5,718,426
TOTAL BRAZIL		22,447,806
Cayman Islands - 3.0%
CNinsure, Inc. ADR (a)	300,900	7,609,761
Himax Technologies, Inc. sponsored ADR	4,604,200	17,495,960
LDK Solar Co. Ltd. Sponsored ADR (d)	387,800	15,360,758
Subsea 7, Inc. (a)(d)	296,500	8,701,901
TOTAL CAYMAN ISLANDS		49,168,380
China - 2.7%
China Oilfield Services Ltd. (H Shares)	1,500,000	3,673,279
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	1,227,479	8,776,475
First Tractor Co. Ltd. (H Shares) (a)(e)	18,940,000	11,999,397
Global Bio-Chem Technology Group Co. Ltd.	50,703,300	18,800,322
TOTAL CHINA		43,249,473
Common Stocks - continued
	Shares	Value
Finland - 1.9%
KCI Konecranes Oyj	300,000	$ 13,430,376
Outotec Oyj	225,406	17,210,145
TOTAL FINLAND		30,640,521
France - 3.5%
Neopost SA	18,400	2,137,165
Nexans SA	195,000	33,136,302
Soitec SA (a)(d)	1,009,801	19,238,446
Ubisoft Entertainment SA (a)	40,000	3,285,299
TOTAL FRANCE		57,797,212
Germany - 8.6%
Bilfinger Berger AG	100,600	8,956,293
Demag Cranes AG	283,000	16,297,914
Deutz AG (a)(d)	741,982	10,190,844
GEA Group AG (a)	884,800	33,201,165
Hochtief AG	31,712	4,378,956
Kontron AG	400,319	10,143,888
MTU Aero Engines Holding AG	230,554	14,075,883
Q-Cells AG (a)	116,285	14,808,839
SGL Carbon AG (a)	493,908	28,816,162
TOTAL GERMANY		140,869,944
Greece - 0.9%
Bank of Piraeus	174,129	6,983,058
Hellenic Technodomiki Tev SA	500,000	7,591,712
TOTAL GREECE		14,574,770
Hong Kong - 0.4%
China State Construction International Holdings Ltd.	3,400,000	7,121,855
Italy - 0.7%
Impregilo SpA (a)	1,500,000	12,017,796
Japan - 28.5%
Acca Networks Co. Ltd. (d)	2,361	4,703,296
Access Co. Ltd. (a)(d)	2,000	9,612,789
Adeka Corp.	98,500	987,414
Air Water, Inc.	1,273,000	14,433,669
Alps Electric Co. Ltd.	200,000	2,504,490
Asics Corp.	1,223,000	19,506,429
Atrium Co. Ltd.	172,000	4,797,225
Brother Industries Ltd.	300,000	4,017,501
Capcom Co. Ltd. (d)	180,000	5,148,945
Common Stocks - continued
	Shares	Value
Japan - continued
CyberAgent, Inc.	8,000	$ 5,534,586
E*TRADE Securities Co. Ltd. (d)	10,000	10,737,892
Hikari Tsushin, Inc.	220,000	6,719,450
Ichiyoshi Securities Co. Ltd. (d)	734,700	8,036,096
Iino Kaiun Kaisha Ltd.	350,000	4,955,413
JAFCO Co. Ltd.	199,000	8,203,361
Japan General Estate Co. Ltd. (d)	297,200	5,692,246
Japan Steel Works Ltd.	647,000	10,585,612
JGC Corp.	750,000	15,022,632
Joint Corp. (d)	166,300	4,726,458
Kenedix, Inc. (d)	5,000	11,035,874
KK daVinci Advisors (a)	8,769	9,150,571
Kurita Water Industries Ltd.	264,000	8,821,083
Leopalace21 Corp.	245,000	7,822,808
Makino Milling Machine Co. Ltd.	200,000	2,092,996
Miraial Co. Ltd.	96,800	4,443,273
Mitsumi Electric Co. Ltd.	234,000	10,784,696
Nabtesco Corp.	457,000	7,814,578
Namco Bandai Holdings, Inc.	669,000	10,316,650
Nidec Sankyo Corp.	1,098,000	8,589,446
Nintendo Co. Ltd.	26,600	16,704,800
Nippon Carbon Co. Ltd.	1,282,000	8,090,195
Okuma Corp.	310,000	4,369,299
Organo Corp. (d)	429,000	7,198,167
Osaka Titanium Technolo Co. Ltd. (d)	95,000	8,366,316
Pal Co. Ltd. (d)	300,000	6,028,914
Rakuten, Inc.	20,000	9,783,077
Risa Partners, Inc. (d)	1,146	2,562,567
SBI Holdings, Inc.	30,000	9,519,414
Shima Seiki Manufacturing Ltd.	75,000	3,841,648
Sojitz Corp.	3,746,300	17,200,555
Sparx Group Co. Ltd. (d)	19,856	12,623,535
Star Micronics Co. Ltd.	100,000	3,157,645
Sugi Pharmacy Co. Ltd.	239,000	6,924,033
Sumco Corp.	341,100	12,451,892
Sumco Techxiv Corp.	109,500	5,941,755
Sumitomo Bakelite Co. Ltd.	300,000	1,840,019
Tamron Co. Ltd. (d)	50,000	1,942,350
Teijin Ltd.	2,250,000	10,858,801
The Sumitomo Warehouse Co. Ltd. (d)	288,000	1,659,815
Toho Titanium Co. Ltd. (d)	200,000	7,310,416
Tokai Carbon Co. Ltd.	1,007,000	12,631,174
Common Stocks - continued
	Shares	Value
Japan - continued
Tokuyama Corp. (d)	2,090,000	$ 29,198,797
Tokyo Tatemono Co. Ltd.	643,000	8,274,088
Toshiba Machine Co. Ltd.	1,774,000	13,552,801
Urban Corp.	226,300	3,964,968
Wacom Co. Ltd. (d)	1,700	4,204,732
Xebio Co. Ltd.	55,000	1,623,135
Zenrin Co. Ltd. (d)	196,300	5,855,039
TOTAL JAPAN		464,477,426
Luxembourg - 1.4%
Acergy SA	773,900	22,396,666
Netherlands - 4.5%
Advanced Metallurgical Group NV	146,000	10,417,596
Koninklijke Wessanen NV	1,017,015	17,165,708
Nutreco Holding NV	299,000	20,424,965
OPG Groep NV (A Shares)(Certificaten Van Aandelen) unit	150,000	5,191,775
QIAGEN NV (a)(d)	845,000	19,891,300
TOTAL NETHERLANDS		73,091,344
Norway - 6.1%
Aker Kvaerner ASA	227,500	7,927,420
Aker Yards AS	279,000	4,614,041
Cermaq ASA	1,898,500	29,097,480
ElectroMagnetic GeoServices ASA (d)	262,300	4,179,009
Marine Harvest ASA (a)(d)	27,707,000	28,086,477
Norwegian Property ASA	400,400	4,998,938
Petroleum Geo-Services ASA	331,600	9,762,937
ProSafe ASA	332,000	5,889,574
TGS Nopec Geophysical Co. ASA (a)	316,700	5,311,283
TOTAL NORWAY		99,867,159
Papua New Guinea - 5.3%
Lihir Gold Ltd. (a)	14,300,867	56,776,143
Lihir Gold Ltd. sponsored ADR	720,000	28,850,400
TOTAL PAPUA NEW GUINEA		85,626,543
Portugal - 0.7%
Banif SGPS SA	1,610,654	11,970,935
Sweden - 0.6%
Bergman & Beving AB (B Shares)	285,000	9,419,634
Switzerland - 1.1%
BB Biotech AG	200,000	17,560,218
Common Stocks - continued
	Shares	Value
Taiwan - 1.6%
HannStar Display Corp. (a)	55,715,292	$ 25,712,104
United Kingdom - 10.0%
ARM Holdings PLC	2,500,000	7,718,473
ARM Holdings PLC sponsored ADR	1,700,000	15,793,000
Autonomy Corp. PLC (a)	1,558,400	31,832,917
Avis Europe PLC (a)	8,235,698	6,848,971
Gyrus Group PLC (a)	1,267,171	11,262,538
Invensys PLC (a)	3,400,000	23,114,878
Laird Group PLC	462,461	6,105,395
Max Petroleum PLC (a)	4,000,000	8,524,105
Morgan Crucible Co. PLC	400,300	2,642,374
Premier Foods PLC	1,490,000	6,985,504
Renovo Group PLC (a)	8,652,203	36,336,493
Wolfson Microelectronics PLC (a)	1,100,000	5,803,148
TOTAL UNITED KINGDOM		162,967,796
United States of America - 7.1%
AGCO Corp. (a)	604,000	36,046,720
Chiquita Brands International, Inc. (a)	1,087,400	20,388,750
NII Holdings, Inc. (a)	116,800	6,774,400
Titanium Metals Corp. (a)(d)	1,478,354	52,038,061
TOTAL UNITED STATES OF AMERICA		115,247,931
TOTAL COMMON STOCKS (Cost $1,213,398,162)		1,549,091,764
Money Market Funds - 17.9%

Fidelity Cash Central Fund, 4.97% (b)	87,899,285	87,899,285
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	203,798,078	203,798,078
TOTAL MONEY MARKET FUNDS (Cost $291,697,363)		291,697,363
TOTAL INVESTMENT PORTFOLIO - 112.9% (Cost $1,505,095,525)		1,840,789,127
NET OTHER ASSETS - (12.9)%		(210,114,339)
NET ASSETS - 100%		$ 1,630,674,788
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,071,947
Fidelity Securities Lending Cash Central Fund	3,230,403
Total	$ 4,302,350
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
First Tractor Co. Ltd. (H Shares)	$ -	$ 8,262,406	$ -	$ -	$ 11,999,397

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $196,735,174) - See accompanying schedule: Unaffiliated issuers (cost $1,205,135,756)	$ 1,537,092,367
Fidelity Central Funds (cost $291,697,363)	291,697,363
Other affiliated issuers (cost $8,262,406)	11,999,397
Total Investments (cost $1,505,095,525)		$ 1,840,789,127
Cash		1,144,511
Foreign currency held at value (cost $27,135)		27,216
Receivable for investments sold		28,451,867
Receivable for fund shares sold		2,457,360
Dividends receivable		1,026,691
Distributions receivable from Fidelity Central Funds		419,873
Other receivables		194,384
Total assets		1,874,511,029

Liabilities
Payable for investments purchased	$ 33,306,202
Payable for fund shares redeemed	4,823,887
Accrued management fee	1,328,025
Distribution fees payable	74,625
Other affiliated payables	339,595
Other payables and accrued expenses	165,829
Collateral on securities loaned, at value	203,798,078
Total liabilities		243,836,241

Net Assets		$ 1,630,674,788
Net Assets consist of:
Paid in capital		$ 1,111,748,526
Undistributed net investment income		5,724,841
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		177,567,767
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		335,633,654
Net Assets		$ 1,630,674,788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($70,785,030 ÷ 3,730,934 shares)	$ 18.97

Maximum offering price per share (100/94.25 of $18.97)	$ 20.13
Class T: Net Asset Value and redemption price per share ($46,568,311 ÷ 2,470,157 shares)	$ 18.85

Maximum offering price per share (100/96.50 of $18.85)	$ 19.53
Class B: Net Asset Value and offering price per share ($10,975,101 ÷ 588,875 shares)A	$ 18.64

Class C: Net Asset Value and offering price per share ($40,893,627 ÷ 2,195,080 shares)A	$ 18.63

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($1,433,843,833 ÷ 75,093,223 shares)	$ 19.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($27,608,886 ÷ 1,446,444 shares)	$ 19.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 23,621,857
Interest		2,191
Income from Fidelity Central Funds (including $3,230,403 from security lending)		4,302,350
		27,926,398
Less foreign taxes withheld		(2,109,992)
Total income		25,816,406

Expenses
Management fee Basic fee	$ 13,126,935
Performance adjustment	2,024,924
Transfer agent fees	3,340,897
Distribution fees	777,090
Accounting and security lending fees	728,123
Custodian fees and expenses	381,680
Independent trustees' compensation	5,036
Registration fees	158,009
Audit	82,409
Interest	26,963
Miscellaneous	58,967
Total expenses before reductions	20,711,033
Expense reductions	(619,468)	20,091,565
Net investment income (loss)		5,724,841
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(2,678))	184,750,494
Foreign currency transactions	(160,375)
Total net realized gain (loss)		184,590,119
Change in net unrealized appreciation (depreciation) on: Investment securities	219,262,212
Assets and liabilities in foreign currencies	(58,778)
Total change in net unrealized appreciation (depreciation)		219,203,434
Net gain (loss)		403,793,553
Net increase (decrease) in net assets resulting from operations		$ 409,518,394

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,724,841	$ 3,177,589
Net realized gain (loss)	184,590,119	(953,704)
Change in net unrealized appreciation (depreciation)	219,203,434	115,235,200
Net increase (decrease) in net assets resulting from operations	409,518,394	117,459,085
Distributions to shareholders from net realized gain	-	(90,957)
Share transactions - net increase (decrease)	127,196,896	760,497,703
Redemption fees	783,954	1,853,226
Total increase (decrease) in net assets	537,499,244	879,719,057

Net Assets
Beginning of period	1,093,175,544	213,456,487
End of period (including undistributed net investment income of $5,724,841 and undistributed net investment income of $3,179,958, respectively)	$ 1,630,674,788	$ 1,093,175,544

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.18	$ 10.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	- J	-J
Net realized and unrealized gain (loss)	4.76	3.74	.40
Total from investment operations	4.78	3.74	.40
Distributions from net realized gain	-	- J	-
Redemption fees added to paid in capital E	.01	.03	.01
Net asset value, end of period	$ 18.97	$ 14.18	$ 10.41
Total Return B,C,D	33.78%	36.25%	4.10%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.63%	1.63%	2.67% A
Expenses net of fee waivers, if any	1.63%	1.63%	1.65% A
Expenses net of all reductions	1.59%	1.51%	1.54% A
Net investment income (loss)	.10%	.02%	(.09)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,785	$ 35,674	$ 5,533
Portfolio turnover rate G	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.12	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.03)	(.01)
Net realized and unrealized gain (loss)	4.74	3.74	.38
Total from investment operations	4.72	3.71	.37
Redemption fees added to paid in capital E	.01	.03	.01
Net asset value, end of period	$ 18.85	$ 14.12	$ 10.38
Total Return B,C,D	33.50%	36.03%	3.80%
Ratios to Average Net Assets F,I
Expenses before reductions	1.85%	1.85%	2.92% A
Expenses net of fee waivers, if any	1.85%	1.85%	1.90% A
Expenses net of all reductions	1.81%	1.74%	1.78% A
Net investment income (loss)	(.13)%	(.20)%	(.33)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,568	$ 28,309	$ 2,704
Portfolio turnover rate G	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.04	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	4.70	3.74	.38
Total from investment operations	4.59	3.64	.36
Redemption fees added to paid in capital E	.01	.03	.01
Net asset value, end of period	$ 18.64	$ 14.04	$ 10.37
Total Return B,C,D	32.76%	35.39%	3.70%
Ratios to Average Net Assets F,I
Expenses before reductions	2.40%	2.45%	3.43% A
Expenses net of fee waivers, if any	2.40%	2.41%	2.40% A
Expenses net of all reductions	2.36%	2.30%	2.27% A
Net investment income (loss)	(.67)%	(.76)%	(.82)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,975	$ 7,709	$ 1,705
Portfolio turnover rate G	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.03	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	4.70	3.73	.38
Total from investment operations	4.59	3.63	.36
Redemption fees added to paid in capital E	.01	.03	.01
Net asset value, end of period	$ 18.63	$ 14.03	$ 10.37
Total Return B,C,D	32.79%	35.29%	3.70%
Ratios to Average Net Assets F,I
Expenses before reductions	2.38%	2.38%	3.32% A
Expenses net of fee waivers, if any	2.38%	2.38%	2.40% A
Expenses net of all reductions	2.34%	2.27%	2.29% A
Net investment income (loss)	(.66)%	(.73)%	(.84)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,894	$ 26,320	$ 3,317
Portfolio turnover rate G	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.23	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.05	- I
Net realized and unrealized gain (loss)	4.78	3.75	.39
Total from investment operations	4.85	3.80	.39
Distributions from net realized gain	-	- I	-
Redemption fees added to paid in capital D	.01	.03	.01
Net asset value, end of period	$ 19.09	$ 14.23	$ 10.40
Total Return B,C	34.15%	36.86%	4.00%
Ratios to Average Net Assets E,H
Expenses before reductions	1.30%	1.28%	2.25% A
Expenses net of fee waivers, if any	1.30%	1.28%	1.40% A
Expenses net of all reductions	1.25%	1.16%	1.31% A
Net investment income (loss)	.43%	.37%	.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,433,844	$ 981,210	$ 197,349
Portfolio turnover rate F	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.22	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.05	- I
Net realized and unrealized gain (loss)	4.78	3.74	.39
Total from investment operations	4.86	3.79	.39
Distributions from net realized gain	-	- I	-
Redemption fees added to paid in capital D	.01	.03	.01
Net asset value, end of period	$ 19.09	$ 14.22	$ 10.40
Total Return B,C	34.25%	36.77%	4.00%
Ratios to Average Net Assets E,H
Expenses before reductions	1.29%	1.25%	2.25% A
Expenses net of fee waivers, if any	1.29%	1.25%	1.40% A
Expenses net of all reductions	1.25%	1.14%	1.29% A
Net investment income (loss)	.44%	.40%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,609	$ 13,954	$ 2,849
Portfolio turnover rate F	107%	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 2, 2005 (commencement of operations) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 376,134,487
Unrealized depreciation	(47,440,840)
Net unrealized appreciation (depreciation)	328,693,647
Undistributed ordinary income	16,755,641
Undistributed long-term capital gain	142,362,068

Cost for federal income tax purposes	$ 1,512,095,480

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ -	$ 90,957

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,662,112,013 and $1,600,989,161, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Small Cap Opportunities as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in August 2006. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .99% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 131,681	$ 13,131
Class T	.25%	.25%	204,126	8,816
Class B	.75%	.25%	97,469	74,563
Class C	.75%	.25%	343,814	137,424
			$ 777,090	$ 233,934

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 71,361
Class T	16,861
Class B*	18,023
Cass C*	7,770
$ 114,015

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Small Cap Opportunities. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Small Cap Opportunities shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 157,033.30
Class T	110,999.27
Class B	30,834.32
Class C	104,103.30
International Small Cap Opportunities	2,895,757.21
Institutional Class	42,171.20
	$ 3,340,897

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $357 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,170,667	5.32%	$ 26,963

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3,037 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.40%	$ 76

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $613,429 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap Opportunities	$ 5,963

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net realized gain
Class A	$ -	$ 2,067
International Small Cap Opportunities	-	87,898
Institutional Class	-	992
Total	$ -	$ 90,957

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	2,107,892	2,562,140	$ 35,531,826	$ 35,143,597
Reinvestment of distributions	-	162	-	1,916
Shares redeemed	(892,381)	(578,488)	(14,908,147)	(7,816,655)
Net increase (decrease)	1,215,511	1,983,814	$ 20,623,679	$ 27,328,858
Class T
Shares sold	1,311,252	1,977,012	$ 21,607,239	$ 27,202,466
Shares redeemed	(845,477)	(233,065)	(14,215,111)	(3,118,693)
Net increase (decrease)	465,775	1,743,947	$ 7,392,128	$ 24,083,773

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class B
Shares sold	286,293	498,394	$ 4,653,400	$ 6,815,227
Shares redeemed	(246,522)	(113,628)	(4,027,585)	(1,550,424)
Net increase (decrease)	39,771	384,766	$ 625,815	$ 5,264,803
Class C
Shares sold	888,414	1,745,210	$ 14,698,282	$ 24,032,601
Shares redeemed	(569,219)	(189,077)	(9,379,169)	(2,515,739)
Net increase (decrease)	319,195	1,556,133	$ 5,319,113	$ 21,516,862
International Small Cap Opportunities
Shares sold	48,402,736	93,068,555	$ 800,622,633	$ 1,259,777,775
Reinvestment of distributions	-	6,974	-	82,435
Shares redeemed	(42,286,931)	(43,072,008)	(715,447,148)	(586,736,058)
Net increase (decrease)	6,115,805	50,003,521	$ 85,175,485	$ 673,124,152
Institutional Class
Shares sold	903,141	1,299,662	$ 15,436,027	$ 17,883,260
Reinvestment of distributions	-	83	-	980
Shares redeemed	(437,882)	(592,563)	(7,375,351)	(8,704,985)
Net increase (decrease)	465,259	707,182	$ 8,060,676	$ 9,179,255

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Curvey also serves as a Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Heath, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 2005

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2005

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2005 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/07	12/07/07	$0.074	$1.878

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $142,362,068, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the total returns of Fidelity International Small Cap Opportunities (retail class) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity International Small Cap Opportunities (retail class) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity International Small Cap Opportunities (retail class) was in the third quartile for the period shown. The Board also stated that the investment performance of Fidelity International Small Cap Opportunities (retail class) compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 23% means that 77% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2006 represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity International Small Cap Opportunities (retail class) ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AILSI-UANN-1207
1.815081.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

International Value

Fund

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Life of FundA
International Value	23.81%	20.62%

A From May 18, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Value Fund on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Stairs, Portfolio Manager of Fidelity® International Value Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

International Value performed well, returning 23.81% for the year and solidly outpacing the 21.53% gain of the benchmark MSCI EAFE Value index on the basis of productive stock picking across a variety of sectors. The best results came from within the energy, industrials, materials and utilities sectors, with good picks in consumer staples and consumer discretionary also helping. Geographically, our best results came from the Americas, mainly Brazil, Cayman Islands and Canada, with good picks in the European region as well, particularly in the United Kingdom and France. Among the top-performing stocks were Japanese trading firm Mitsui & Co.; UK-listed miner BHP Billiton; Brazilian energy producer Petrobras; and German electric utility E.ON. The fund's relative return was tempered by a few unfavorable picks in the financials sector, especially among banks, as well as by some weak holdings in the pharmaceuticals, biotechnology and life science segment of health care. Notable detractors included Japanese leasing and consumer lending firm ORIX; Japanese megabank Mizuho Financial; and an underweighted position in Dutch banking company ABN AMRO, which rose on takeover speculation. ABN AMRO was no longer in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,082.30	$ 7.14
HypotheticalA	$ 1,000.00	$ 1,018.35	$ 6.92
Class T
Actual	$ 1,000.00	$ 1,080.70	$ 8.23
HypotheticalA	$ 1,000.00	$ 1,017.29	$ 7.98
Class B
Actual	$ 1,000.00	$ 1,078.40	$ 10.90
HypotheticalA	$ 1,000.00	$ 1,014.72	$ 10.56
Class C
Actual	$ 1,000.00	$ 1,077.60	$ 10.68
HypotheticalA	$ 1,000.00	$ 1,014.92	$ 10.36
International Value
Actual	$ 1,000.00	$ 1,083.80	$ 5.20
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 5.04
Institutional Class
Actual	$ 1,000.00	$ 1,083.70	$ 4.83
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.36%
Class T	1.57%
Class B	2.08%
Class C	2.04%
International Value	.99%
Institutional Class	.92%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan 18.8%
United Kingdom 16.3%
France 11.8%
Germany 11.1%
Switzerland 8.8%
Spain 4.8%
Cayman Islands 3.8%
Norway 3.3%
Australia 2.4%
Other 18.9%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan 18.4%
United Kingdom 16.5%
France 11.3%
Germany 10.9%
Switzerland 9.6%
Spain 4.5%
United States of America 3.2%
Netherlands 3.1%
Australia 2.8%
Other 19.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	97.0
Short-Term Investments and Net Other Assets	1.1	3.0
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
E.ON AG (Germany, Electric Utilities)	3.4	2.7
GlobalSantaFe Corp. (Cayman Islands, Energy Equipment & Services)	2.5	1.9
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.4	2.1
UBS AG (NY Shares) (Switzerland, Capital Markets)	2.3	1.9
Toyota Motor Corp. (Japan, Automobiles)	2.2	2.1
DaimlerChrysler AG (Germany, Automobiles)	2.2	0.3
ING Groep NV sponsored ADR (Netherlands, Diversified Financial Services)	2.2	2.4
AXA SA sponsored ADR (France, Insurance)	2.2	2.0
Societe Generale Series A (France, Commercial Banks)	2.1	2.7
Banco Santander Central Hispano SA (Spain, Commercial Banks)	2.1	1.5
	23.6
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.2	40.0
Energy	11.2	6.3
Industrials	9.9	10.1
Consumer Discretionary	9.7	8.6
Utilities	7.7	6.3
Materials	7.4	7.3
Consumer Staples	5.1	6.6
Information Technology	4.9	5.7
Health Care	3.3	3.6
Telecommunication Services	2.5	2.5

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 2.4%
AMP Ltd.	362,775	$ 3,473,529
Macquarie Airports unit	460,311	1,891,729
Macquarie Bank Ltd.	19,000	1,517,452
Macquarie Infrastructure Group unit	597,721	1,774,282
National Australia Bank Ltd.	28,843	1,166,925
TOTAL AUSTRALIA		9,823,917
Brazil - 2.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	59,700	5,709,111
TAM SA (PN) sponsored ADR (ltd. vtg.) (d)	47,200	1,392,400
Uniao de Bancos Brasileiros SA (Unibanco) GDR	5,400	853,416
TOTAL BRAZIL		7,954,927
Canada - 1.1%
Finning International, Inc.	38,300	1,318,312
First Quantum Minerals Ltd.	18,100	1,949,363
RONA, Inc. (a)	56,500	1,277,563
TOTAL CANADA		4,545,238
Cayman Islands - 3.8%
Chaoda Modern Agriculture (Holdings) Ltd.	1,184,000	1,080,556
GlobalSantaFe Corp.	123,900	10,039,617
Subsea 7, Inc. (a)	140,500	4,123,498
TOTAL CAYMAN ISLANDS		15,243,671
France - 11.8%
Accor SA	18,100	1,727,327
Alcatel-Lucent SA	140,700	1,363,383
AXA SA sponsored ADR	193,800	8,668,674
BNP Paribas SA	27,700	3,053,626
Compagnie de St. Gobain	11,300	1,211,323
Gaz de France	44,700	2,538,645
Renault SA	8,400	1,410,494
Societe Generale Series A	51,435	8,666,798
Suez SA (France)	46,700	3,035,500
Total SA:
Series B	33,300	2,684,313
sponsored ADR	102,500	8,262,525
Unibail-Rodamco	11,872	2,951,890
Vallourec SA	7,000	2,028,929
TOTAL FRANCE		47,603,427
Common Stocks - continued
	Shares	Value
Germany - 10.9%
Allianz AG sponsored ADR	323,500	$ 7,311,100
BASF AG sponsored ADR	25,300	3,519,230
DaimlerChrysler AG	80,200	8,834,030
E.ON AG (d)	70,700	13,807,706
GFK AG (d)	32,200	1,299,707
Heidelberger Druckmaschinen AG	22,700	927,106
Lanxess AG	48,100	2,402,121
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	30,900	5,928,168
TOTAL GERMANY		44,029,168
Greece - 0.8%
Alpha Bank AE	31,900	1,180,375
Cosmote Mobile Telecommunications SA	20,000	690,208
Greek Organization of Football Prognostics SA	36,200	1,478,993
TOTAL GREECE		3,349,576
Hong Kong - 1.2%
Swire Pacific Ltd. (A Shares)	352,800	5,038,579
India - 0.7%
Satyam Computer Services Ltd. sponsored ADR	94,100	2,855,935
Ireland - 1.0%
Bank of Ireland	113,471	2,104,887
CRH PLC sponsored ADR (d)	53,900	2,134,979
TOTAL IRELAND		4,239,866
Italy - 1.4%
Fiat SpA	51,700	1,668,089
Unicredito Italiano SpA	490,600	4,193,610
TOTAL ITALY		5,861,699
Japan - 18.8%
Aeon Co. Ltd.	196,100	3,087,557
Asahi Breweries Ltd.	63,100	1,043,779
Canon, Inc.	86,650	4,381,891
Cosmo Bio Co. Ltd.	13	9,201
Denso Corp.	61,800	2,511,175
East Japan Railway Co.	470	3,872,403
Ibiden Co. Ltd.	7,500	635,876
Japan Tobacco, Inc.	199	1,160,152
JGC Corp.	25,000	500,754
JSR Corp.	53,700	1,394,667
Konica Minolta Holdings, Inc.	156,500	2,740,217
Common Stocks - continued
	Shares	Value
Japan - continued
Kubota Corp.	294,000	$ 2,468,774
Leopalace21 Corp.	50,200	1,602,877
Misawa Homes Co. Ltd. (a)(d)	48,500	478,916
Mitsubishi Estate Co. Ltd.	48,000	1,439,269
Mitsui & Co. Ltd.	375,000	9,728,882
Nippon Building Fund, Inc.	48	696,438
Nippon Oil Corp.	74,000	655,537
ORIX Corp.	31,850	6,534,689
Osaka Gas Co. Ltd.	1,409,000	5,482,926
Shin-Etsu Chemical Co. Ltd.	16,400	1,052,223
Sumitomo Mitsui Financial Group, Inc.	109	893,048
Sumitomo Realty & Development Co. Ltd.	30,000	1,059,084
Sumitomo Trust & Banking Co. Ltd.	197,000	1,469,151
Takeda Pharmaceutical Co. Ltd.	88,600	5,535,553
Tokuyama Corp. (d)	176,000	2,458,846
Toyota Motor Corp.	154,800	8,857,656
Toyota Motor Corp. sponsored ADR	15,600	1,785,264
Xebio Co. Ltd.	47,600	1,404,749
Yamada Denki Co. Ltd.	10,970	1,131,278
TOTAL JAPAN		76,072,832
Kazakhstan - 0.5%
JSC Halyk Bank of Kazakhstan unit	104,300	1,925,378
Korea (South) - 0.7%
Kookmin Bank sponsored ADR	15,200	1,241,688
Samsung Electronics Co. Ltd. GDR	4,833	1,474,065
TOTAL KOREA (SOUTH)		2,715,753
Luxembourg - 0.1%
ArcelorMittal SA (NY Shares) Class A	7,600	607,620
Mexico - 0.3%
America Movil SAB de CV Series L sponsored ADR	20,800	1,360,112
Netherlands - 2.4%
Heineken NV (Bearer)	12,600	879,480
ING Groep NV sponsored ADR	194,700	8,759,553
TOTAL NETHERLANDS		9,639,033
Norway - 3.3%
DnB Nor ASA	156,400	2,579,223
Fred Olsen Energy ASA (d)	45,000	2,289,202
Common Stocks - continued
	Shares	Value
Norway - continued
Orkla ASA (A Shares)	226,250	$ 4,203,322
Petroleum Geo-Services ASA	146,350	4,308,823
TOTAL NORWAY		13,380,570
Philippines - 0.2%
Philippine Long Distance Telephone Co. sponsored ADR	12,000	823,200
Russia - 1.1%
OAO Gazprom sponsored ADR	91,300	4,587,825
Singapore - 0.7%
DBS Group Holdings Ltd.	175,000	2,739,062
South Africa - 1.0%
Impala Platinum Holdings Ltd.	102,600	3,852,039
Spain - 4.8%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	192,100	4,848,604
Banco Santander SA	391,000	8,497,212
Banco Santander SA sponsored ADR	84,500	1,834,495
Gestevision Telecinco SA	75,200	2,162,653
Telefonica SA sponsored ADR	22,300	2,217,735
TOTAL SPAIN		19,560,699
Sweden - 1.9%
Atlas Copco AB (A Shares)	52,800	882,943
Svenska Cellulosa AB (SCA) (B Shares)	184,600	3,254,015
Telefonaktiebolaget LM Ericsson (B Shares)	1,189,000	3,572,945
TOTAL SWEDEN		7,709,903
Switzerland - 8.8%
Credit Suisse Group sponsored ADR	54,200	3,669,340
Nestle SA (Reg.)	17,839	8,241,618
Novartis AG sponsored ADR	15,400	818,818
Roche Holding AG (participation certificate)	40,954	6,999,039
Swiss Life Holding	7,868	2,173,668
Swiss Reinsurance Co. (Reg.)	33,669	3,159,648
UBS AG (NY Shares)	173,900	9,336,691
Zurich Financial Services AG (Reg.)	3,949	1,188,996
TOTAL SWITZERLAND		35,587,818
Taiwan - 0.5%
Novatek Microelectronics Corp.	329,898	1,517,358
Siliconware Precision Industries Co. Ltd.	226,000	476,487
TOTAL TAIWAN		1,993,845
Common Stocks - continued
	Shares	Value
United Kingdom - 16.3%
3i Group plc	123,110	$ 2,777,078
Anglo American PLC (United Kingdom)	19,000	1,309,095
BAE Systems PLC	246,100	2,548,038
Barclays PLC	478,700	6,085,474
BHP Billiton PLC	143,000	5,443,639
BP PLC	172,000	2,235,713
British American Tobacco PLC	85,800	3,289,572
HBOS plc	240,800	4,370,546
HSBC Holdings PLC (United Kingdom) (Reg.)	158,900	3,162,746
Informa PLC	181,800	2,022,146
Land Securities Group PLC	59,200	2,023,431
Misys PLC	104,900	527,238
National Grid PLC	385,200	6,418,813
Prudential PLC	141,728	2,304,238
Rolls-Royce Group PLC	434,919	4,864,695
Royal Bank of Scotland Group PLC	672,000	7,216,133
Tesco PLC	168,800	1,730,201
Vedanta Resources PLC	20,200	923,930
Vodafone Group PLC sponsored ADR	129,112	5,070,228
Yell Group PLC	180,100	1,703,688
TOTAL UNITED KINGDOM		66,026,642
United States of America - 0.2%
Virgin Media, Inc.	27,900	616,869
TOTAL COMMON STOCKS (Cost $343,850,130)		399,745,203
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
ProSiebenSat.1 Media AG	28,000	818,224
United Kingdom - 0.0%
Rolls-Royce Group PLC B Shares	19,821,007	41,209
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $929,031)		859,433
Money Market Funds - 2.7%
	Shares	Value
Fidelity Cash Central Fund, 4.97% (b)	2,981,514	$ 2,981,514
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	7,703,170	7,703,170
TOTAL MONEY MARKET FUNDS (Cost $10,684,684)		10,684,684
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $355,463,845)		411,289,320
NET OTHER ASSETS - (1.6)%		(6,396,381)
NET ASSETS - 100%		$ 404,892,939
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 495,581
Fidelity Securities Lending Cash Central Fund	347,002
Total	$ 842,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $7,446,355) - See accompanying schedule: Unaffiliated issuers (cost $344,779,161)	$ 400,604,636
Fidelity Central Funds (cost $10,684,684)	10,684,684
Total Investments (cost $355,463,845)		$ 411,289,320
Foreign currency held at value (cost $10,790)		10,726
Receivable for investments sold		4,120,382
Receivable for fund shares sold		1,047,639
Dividends receivable		718,112
Distributions receivable from Fidelity Central Funds		7,659
Prepaid expenses		44
Other receivables		13,873
Total assets		417,207,755

Liabilities
Payable for investments purchased	$ 969,463
Payable for fund shares redeemed	3,211,020
Accrued management fee	251,364
Distribution fees payable	10,680
Other affiliated payables	95,991
Other payables and accrued expenses	73,128
Collateral on securities loaned, at value	7,703,170
Total liabilities		12,314,816

Net Assets		$ 404,892,939
Net Assets consist of:
Paid in capital		$ 319,315,967
Undistributed net investment income		6,624,232
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		23,121,828
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,830,912
Net Assets		$ 404,892,939

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,051,508 ÷ 464,877 shares)	$ 13.02

Maximum offering price per share (100/94.25 of $13.02)	$ 13.81
Class T: Net Asset Value and redemption price per share ($5,081,307 ÷ 391,278 shares)	$ 12.99

Maximum offering price per share (100/96.50 of $12.99)	$ 13.46
Class B: Net Asset Value and offering price per share ($2,651,396 ÷ 205,042 shares)A	$ 12.93

Class C: Net Asset Value and offering price per share ($5,995,905 ÷ 464,024 shares)A	$ 12.92

International Value: Net Asset Value, offering price and redemption price per share ($381,148,142 ÷ 29,177,219 shares)	$ 13.06

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,964,681 ÷ 303,335 shares)	$ 13.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 10,911,623
Income from Fidelity Central Funds		842,583
		11,754,206
Less foreign taxes withheld		(950,853)
Total income		10,803,353

Expenses
Management fee Basic fee	$ 2,678,334
Performance adjustment	(49,312)
Transfer agent fees	795,281
Distribution fees	97,190
Accounting and security lending fees	200,380
Custodian fees and expenses	73,738
Independent trustees' compensation	1,212
Registration fees	149,976
Audit	60,592
Legal	2,605
Interest	1,715
Miscellaneous	11,367
Total expenses before reductions	4,023,078
Expense reductions	(66,233)	3,956,845
Net investment income (loss)		6,846,508
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $32,830)	23,720,618
Foreign currency transactions	2,737
Total net realized gain (loss)		23,723,355
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $7,086)	43,764,016
Assets and liabilities in foreign currencies	5,403
Total change in net unrealized appreciation (depreciation)		43,769,419
Net gain (loss)		67,492,774
Net increase (decrease) in net assets resulting from operations		$ 74,339,282

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	For the period May 18, 2006 (commencement of operations) to October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,846,508	$ 808,421
Net realized gain (loss)	23,723,355	(6,746)
Change in net unrealized appreciation (depreciation)	43,769,419	12,061,493
Net increase (decrease) in net assets resulting from operations	74,339,282	12,863,168
Distributions to shareholders from net investment income	(978,516)	-
Distributions to shareholders from net realized gain	(557,946)	-
Total distributions	(1,536,462)	-
Share transactions - net increase (decrease)	101,052,444	218,123,163
Redemption fees	30,746	20,598
Total increase (decrease) in net assets	173,886,010	231,006,929

Net Assets
Beginning of period	231,006,929	-
End of period (including undistributed net investment income of $6,624,232 and undistributed net investment income of $808,421, respectively)	$ 404,892,939	$ 231,006,929

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.06 H
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.47	.60
Distributions from net investment income	(.03)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.05)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 13.02	$ 10.60
Total Return B, C, D	23.43%	6.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.38%	1.75% A
Expenses net of fee waivers, if any	1.38%	1.50% A
Expenses net of all reductions	1.37%	1.46% A
Net investment income (loss)	1.49%	1.29% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,052	$ 1,537
Portfolio turnover rate G	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.05 H
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.44	.59
Distributions from net investment income	(.02)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.04)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 12.99	$ 10.59
Total Return B, C, D	23.13%	5.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.60%	2.01% A
Expenses net of fee waivers, if any	1.60%	1.75% A
Expenses net of all reductions	1.58%	1.71% A
Net investment income (loss)	1.27%	1.04% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,081	$ 1,789
Portfolio turnover rate G	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.02 H
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.38	.56
Distributions from net realized gain	(.01)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 12.93	$ 10.56
Total Return B, C, D	22.59%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.10%	2.50% A
Expenses net of fee waivers, if any	2.10%	2.25% A
Expenses net of all reductions	2.08%	2.21% A
Net investment income (loss)	.77%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,651	$ 1,304
Portfolio turnover rate G	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.02 H
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.38	.56
Distributions from net realized gain	(.02)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 12.92	$ 10.56
Total Return B, C, D	22.56%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.07%	2.47% A
Expenses net of fee waivers, if any	2.07%	2.25% A
Expenses net of all reductions	2.05%	2.21% A
Net investment income (loss)	.80%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,996	$ 2,183
Portfolio turnover rate G	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2007	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.22	.07 G
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.51	.61
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.06)	-
Redemption fees added to paid in capital D	- J	- J
Net asset value, end of period	$ 13.06	$ 10.61
Total Return B, C	23.81%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.03%	1.50% A
Expenses net of fee waivers, if any	1.03%	1.25% A
Expenses net of all reductions	1.02%	1.21% A
Net investment income (loss)	1.84%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 381,148	$ 221,130
Portfolio turnover rate F	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.22	.07 G
Net realized and unrealized gain (loss)	2.30	.54
Total from investment operations	2.52	.61
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.06)	-
Redemption fees added to paid in capital D	- J	- J
Net asset value, end of period	$ 13.07	$ 10.61
Total Return B, C	23.91%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	.98%	1.38% A
Expenses net of fee waivers, if any	.98%	1.25% A
Expenses net of all reductions	.96%	1.21% A
Net investment income (loss)	1.89%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,965	$ 3,064
Portfolio turnover rate F	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Value Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 64,830,652
Unrealized depreciation	(10,069,522)
Net unrealized appreciation (depreciation)	54,761,130
Undistributed ordinary income	13,452,360
Undistributed long-term capital gain	10,388,114

Cost for federal income tax purposes	$ 356,528,190

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 1,536,462	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $321,090,708 and $214,366,719, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Value as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in May 2007. Subsequent months will be

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 13,197	$ 3,129
Class T	.25%	.25%	17,684	5,582
Class B	.75%	.25%	20,458	18,191
Class C	.75%	.25%	45,851	26,965
			$ 97,190	$ 53,867

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,601
Class T	2,905
Class B*	1,703
Class C*	5,153
$ 23,362

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 16,340.31
Class T	9,701.27
Class B	5,621.27
Class C	11,287.24
International Value	746,853.21
Institutional Class	5,479.15
	$ 795,281

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $169 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,253,000	4.94%	$ 1,715

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $434 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $347,002.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $64,985 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,231. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 17

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 5,613	$ -
Class T	4,267	-
International Value	956,069	-
Institutional Class	12,567	-
Total	$ 978,516	$ -
From net realized gain
Class A	$ 3,983	$ -
Class T	4,693	-
Class B	1,788	-
Class C	4,566	-
International Value	536,333	-
Institutional Class	6,583	-
Total	$ 557,946	$ -

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006 A	2007	2006 A
Class A
Shares sold	556,341	146,231	$ 6,434,905	$ 1,461,870
Reinvestment of distributions	863	-	9,431	-
Shares redeemed	(237,384)	(1,174)	(2,953,175)	(12,358)
Net increase (decrease)	319,820	145,057	$ 3,491,161	$ 1,449,512
Class T
Shares sold	281,943	169,119	$ 3,296,913	$ 1,688,142
Reinvestment of distributions	806	-	8,796	-
Shares redeemed	(60,435)	(155)	(714,379)	(1,528)
Net increase (decrease)	222,314	168,964	$ 2,591,330	$ 1,686,614
Class B
Shares sold	114,852	123,455	$ 1,342,524	$ 1,231,876
Reinvestment of distributions	151	-	1,653	-
Shares redeemed	(33,404)	(12)	(398,508)	(126)
Net increase (decrease)	81,599	123,443	$ 945,669	$ 1,231,750
Class C
Shares sold	337,076	207,502	$ 3,929,869	$ 2,072,374
Reinvestment of distributions	319	-	3,483	-
Shares redeemed	(80,082)	(791)	(988,817)	(7,647)
Net increase (decrease)	257,313	206,711	$ 2,944,535	$ 2,064,727
International Value
Shares sold	26,426,338	22,776,737	$ 309,978,984	$ 228,163,833
Reinvestment of distributions	127,337	-	1,391,798	-
Shares redeemed	(18,219,061)	(1,934,132)	(220,454,791)	(19,338,324)
Net increase (decrease)	8,334,614	20,842,605	$ 90,915,991	$ 208,825,509
Institutional Class
Shares sold	75,655	288,807	$ 870,496	$ 2,865,051
Reinvestment of distributions	692	-	7,564	-
Shares redeemed	(61,819)	-	(714,302)	-
Net increase (decrease)	14,528	288,807	$ 163,758	$ 2,865,051

A For the period May 18, 2006 (commencement of operations) to October 31, 2006.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and the period May 18, 2006 (commencement of operations) to October 31, 2006 ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2007, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period May 18, 2006 (commencement of operations) to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of International Value. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of International Value. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-
2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of International Value. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 2006

Secretary of International Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of International Value. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of International Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of International Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2006

Chief Compliance Officer of International Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2006

Deputy Treasurer of International Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2006

Deputy Treasurer of International Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2006

Assistant Treasurer of International Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2006 Assistant Treasurer of International Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of International Value. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2006

Assistant Treasurer of International Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity International Value Fund voted to pay on December 10, 2007, to shareholders of record at the opening of business on December 7, 2007, a distribution of $0.62 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.188 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $10,388,114 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 97% of the dividends distributed in December 2006 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/11/2006	$0.016	$0.0029

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Fidelity International Value (retail class) ranked below its competitive median for the period, the total expenses of each of Class B and Class C ranked equal to its competitive median for the period, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for the period. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, Illinois

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FIV-UANN-1207
1.827481.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

Class A, Class T, Class B, and Class C are classes of Fidelity® International Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	16.33%	15.49%
Class T (incl. 3.50% sales charge)	18.82%	17.11%
Class B (incl. contingent deferred sales charge)B	17.59%	16.87%
Class C (incl. contingent deferred sales charge)C	21.56%	19.40%

A From May 18, 2006.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 4%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Value Fund - Class T on May 18, 2006, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Stairs, Portfolio Manager of Fidelity Advisor International Value Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

The fund's Class A, Class T, Class B and Class C shares performed well for the year, returning 23.43%, 23.13%, 22.59% and 22.56%, respectively (excluding sales charges). These gains solidly outpaced the 21.53% return of the benchmark MSCI EAFE Value index on the basis of productive stock picking across a variety of sectors. The best results came from within the energy, industrials, materials and utilities sectors, with good picks in consumer staples and consumer discretionary also helping. Geographically, our best results came from the Americas, mainly Brazil, Cayman Islands and Canada, with good picks in the European region as well, particularly in the United Kingdom and France. Among the top-performing stocks were Japanese trading firm Mitsui & Co.; UK-listed miner BHP Billiton; Brazilian energy producer Petrobras; and German electric utility E.ON. The fund's relative return was tempered by a few unfavorable picks in the financials sector, especially among banks, as well as by some weak holdings in the pharmaceuticals, biotechnology and life science segment of health care. Notable detractors included Japanese leasing and consumer lending firm ORIX; Japanese megabank Mizuho Financial; and an underweighted position in Dutch banking company ABN AMRO, which rose on takeover speculation. ABN AMRO was no longer in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,082.30	$ 7.14
HypotheticalA	$ 1,000.00	$ 1,018.35	$ 6.92
Class T
Actual	$ 1,000.00	$ 1,080.70	$ 8.23
HypotheticalA	$ 1,000.00	$ 1,017.29	$ 7.98
Class B
Actual	$ 1,000.00	$ 1,078.40	$ 10.90
HypotheticalA	$ 1,000.00	$ 1,014.72	$ 10.56
Class C
Actual	$ 1,000.00	$ 1,077.60	$ 10.68
HypotheticalA	$ 1,000.00	$ 1,014.92	$ 10.36
International Value
Actual	$ 1,000.00	$ 1,083.80	$ 5.20
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 5.04
Institutional Class
Actual	$ 1,000.00	$ 1,083.70	$ 4.83
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.36%
Class T	1.57%
Class B	2.08%
Class C	2.04%
International Value	.99%
Institutional Class	.92%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan 18.8%
United Kingdom 16.3%
France 11.8%
Germany 11.1%
Switzerland 8.8%
Spain 4.8%
Cayman Islands 3.8%
Norway 3.3%
Australia 2.4%
Other 18.9%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan 18.4%
United Kingdom 16.5%
France 11.3%
Germany 10.9%
Switzerland 9.6%
Spain 4.5%
United States of America 3.2%
Netherlands 3.1%
Australia 2.8%
Other 19.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	97.0
Short-Term Investments and Net Other Assets	1.1	3.0
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
E.ON AG (Germany, Electric Utilities)	3.4	2.7
GlobalSantaFe Corp. (Cayman Islands, Energy Equipment & Services)	2.5	1.9
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.4	2.1
UBS AG (NY Shares) (Switzerland, Capital Markets)	2.3	1.9
Toyota Motor Corp. (Japan, Automobiles)	2.2	2.1
DaimlerChrysler AG (Germany, Automobiles)	2.2	0.3
ING Groep NV sponsored ADR (Netherlands, Diversified Financial Services)	2.2	2.4
AXA SA sponsored ADR (France, Insurance)	2.2	2.0
Societe Generale Series A (France, Commercial Banks)	2.1	2.7
Banco Santander Central Hispano SA (Spain, Commercial Banks)	2.1	1.5
	23.6
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.2	40.0
Energy	11.2	6.3
Industrials	9.9	10.1
Consumer Discretionary	9.7	8.6
Utilities	7.7	6.3
Materials	7.4	7.3
Consumer Staples	5.1	6.6
Information Technology	4.9	5.7
Health Care	3.3	3.6
Telecommunication Services	2.5	2.5

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 2.4%
AMP Ltd.	362,775	$ 3,473,529
Macquarie Airports unit	460,311	1,891,729
Macquarie Bank Ltd.	19,000	1,517,452
Macquarie Infrastructure Group unit	597,721	1,774,282
National Australia Bank Ltd.	28,843	1,166,925
TOTAL AUSTRALIA		9,823,917
Brazil - 2.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	59,700	5,709,111
TAM SA (PN) sponsored ADR (ltd. vtg.) (d)	47,200	1,392,400
Uniao de Bancos Brasileiros SA (Unibanco) GDR	5,400	853,416
TOTAL BRAZIL		7,954,927
Canada - 1.1%
Finning International, Inc.	38,300	1,318,312
First Quantum Minerals Ltd.	18,100	1,949,363
RONA, Inc. (a)	56,500	1,277,563
TOTAL CANADA		4,545,238
Cayman Islands - 3.8%
Chaoda Modern Agriculture (Holdings) Ltd.	1,184,000	1,080,556
GlobalSantaFe Corp.	123,900	10,039,617
Subsea 7, Inc. (a)	140,500	4,123,498
TOTAL CAYMAN ISLANDS		15,243,671
France - 11.8%
Accor SA	18,100	1,727,327
Alcatel-Lucent SA	140,700	1,363,383
AXA SA sponsored ADR	193,800	8,668,674
BNP Paribas SA	27,700	3,053,626
Compagnie de St. Gobain	11,300	1,211,323
Gaz de France	44,700	2,538,645
Renault SA	8,400	1,410,494
Societe Generale Series A	51,435	8,666,798
Suez SA (France)	46,700	3,035,500
Total SA:
Series B	33,300	2,684,313
sponsored ADR	102,500	8,262,525
Unibail-Rodamco	11,872	2,951,890
Vallourec SA	7,000	2,028,929
TOTAL FRANCE		47,603,427
Common Stocks - continued
	Shares	Value
Germany - 10.9%
Allianz AG sponsored ADR	323,500	$ 7,311,100
BASF AG sponsored ADR	25,300	3,519,230
DaimlerChrysler AG	80,200	8,834,030
E.ON AG (d)	70,700	13,807,706
GFK AG (d)	32,200	1,299,707
Heidelberger Druckmaschinen AG	22,700	927,106
Lanxess AG	48,100	2,402,121
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	30,900	5,928,168
TOTAL GERMANY		44,029,168
Greece - 0.8%
Alpha Bank AE	31,900	1,180,375
Cosmote Mobile Telecommunications SA	20,000	690,208
Greek Organization of Football Prognostics SA	36,200	1,478,993
TOTAL GREECE		3,349,576
Hong Kong - 1.2%
Swire Pacific Ltd. (A Shares)	352,800	5,038,579
India - 0.7%
Satyam Computer Services Ltd. sponsored ADR	94,100	2,855,935
Ireland - 1.0%
Bank of Ireland	113,471	2,104,887
CRH PLC sponsored ADR (d)	53,900	2,134,979
TOTAL IRELAND		4,239,866
Italy - 1.4%
Fiat SpA	51,700	1,668,089
Unicredito Italiano SpA	490,600	4,193,610
TOTAL ITALY		5,861,699
Japan - 18.8%
Aeon Co. Ltd.	196,100	3,087,557
Asahi Breweries Ltd.	63,100	1,043,779
Canon, Inc.	86,650	4,381,891
Cosmo Bio Co. Ltd.	13	9,201
Denso Corp.	61,800	2,511,175
East Japan Railway Co.	470	3,872,403
Ibiden Co. Ltd.	7,500	635,876
Japan Tobacco, Inc.	199	1,160,152
JGC Corp.	25,000	500,754
JSR Corp.	53,700	1,394,667
Konica Minolta Holdings, Inc.	156,500	2,740,217
Common Stocks - continued
	Shares	Value
Japan - continued
Kubota Corp.	294,000	$ 2,468,774
Leopalace21 Corp.	50,200	1,602,877
Misawa Homes Co. Ltd. (a)(d)	48,500	478,916
Mitsubishi Estate Co. Ltd.	48,000	1,439,269
Mitsui & Co. Ltd.	375,000	9,728,882
Nippon Building Fund, Inc.	48	696,438
Nippon Oil Corp.	74,000	655,537
ORIX Corp.	31,850	6,534,689
Osaka Gas Co. Ltd.	1,409,000	5,482,926
Shin-Etsu Chemical Co. Ltd.	16,400	1,052,223
Sumitomo Mitsui Financial Group, Inc.	109	893,048
Sumitomo Realty & Development Co. Ltd.	30,000	1,059,084
Sumitomo Trust & Banking Co. Ltd.	197,000	1,469,151
Takeda Pharmaceutical Co. Ltd.	88,600	5,535,553
Tokuyama Corp. (d)	176,000	2,458,846
Toyota Motor Corp.	154,800	8,857,656
Toyota Motor Corp. sponsored ADR	15,600	1,785,264
Xebio Co. Ltd.	47,600	1,404,749
Yamada Denki Co. Ltd.	10,970	1,131,278
TOTAL JAPAN		76,072,832
Kazakhstan - 0.5%
JSC Halyk Bank of Kazakhstan unit	104,300	1,925,378
Korea (South) - 0.7%
Kookmin Bank sponsored ADR	15,200	1,241,688
Samsung Electronics Co. Ltd. GDR	4,833	1,474,065
TOTAL KOREA (SOUTH)		2,715,753
Luxembourg - 0.1%
ArcelorMittal SA (NY Shares) Class A	7,600	607,620
Mexico - 0.3%
America Movil SAB de CV Series L sponsored ADR	20,800	1,360,112
Netherlands - 2.4%
Heineken NV (Bearer)	12,600	879,480
ING Groep NV sponsored ADR	194,700	8,759,553
TOTAL NETHERLANDS		9,639,033
Norway - 3.3%
DnB Nor ASA	156,400	2,579,223
Fred Olsen Energy ASA (d)	45,000	2,289,202
Common Stocks - continued
	Shares	Value
Norway - continued
Orkla ASA (A Shares)	226,250	$ 4,203,322
Petroleum Geo-Services ASA	146,350	4,308,823
TOTAL NORWAY		13,380,570
Philippines - 0.2%
Philippine Long Distance Telephone Co. sponsored ADR	12,000	823,200
Russia - 1.1%
OAO Gazprom sponsored ADR	91,300	4,587,825
Singapore - 0.7%
DBS Group Holdings Ltd.	175,000	2,739,062
South Africa - 1.0%
Impala Platinum Holdings Ltd.	102,600	3,852,039
Spain - 4.8%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	192,100	4,848,604
Banco Santander SA	391,000	8,497,212
Banco Santander SA sponsored ADR	84,500	1,834,495
Gestevision Telecinco SA	75,200	2,162,653
Telefonica SA sponsored ADR	22,300	2,217,735
TOTAL SPAIN		19,560,699
Sweden - 1.9%
Atlas Copco AB (A Shares)	52,800	882,943
Svenska Cellulosa AB (SCA) (B Shares)	184,600	3,254,015
Telefonaktiebolaget LM Ericsson (B Shares)	1,189,000	3,572,945
TOTAL SWEDEN		7,709,903
Switzerland - 8.8%
Credit Suisse Group sponsored ADR	54,200	3,669,340
Nestle SA (Reg.)	17,839	8,241,618
Novartis AG sponsored ADR	15,400	818,818
Roche Holding AG (participation certificate)	40,954	6,999,039
Swiss Life Holding	7,868	2,173,668
Swiss Reinsurance Co. (Reg.)	33,669	3,159,648
UBS AG (NY Shares)	173,900	9,336,691
Zurich Financial Services AG (Reg.)	3,949	1,188,996
TOTAL SWITZERLAND		35,587,818
Taiwan - 0.5%
Novatek Microelectronics Corp.	329,898	1,517,358
Siliconware Precision Industries Co. Ltd.	226,000	476,487
TOTAL TAIWAN		1,993,845
Common Stocks - continued
	Shares	Value
United Kingdom - 16.3%
3i Group plc	123,110	$ 2,777,078
Anglo American PLC (United Kingdom)	19,000	1,309,095
BAE Systems PLC	246,100	2,548,038
Barclays PLC	478,700	6,085,474
BHP Billiton PLC	143,000	5,443,639
BP PLC	172,000	2,235,713
British American Tobacco PLC	85,800	3,289,572
HBOS plc	240,800	4,370,546
HSBC Holdings PLC (United Kingdom) (Reg.)	158,900	3,162,746
Informa PLC	181,800	2,022,146
Land Securities Group PLC	59,200	2,023,431
Misys PLC	104,900	527,238
National Grid PLC	385,200	6,418,813
Prudential PLC	141,728	2,304,238
Rolls-Royce Group PLC	434,919	4,864,695
Royal Bank of Scotland Group PLC	672,000	7,216,133
Tesco PLC	168,800	1,730,201
Vedanta Resources PLC	20,200	923,930
Vodafone Group PLC sponsored ADR	129,112	5,070,228
Yell Group PLC	180,100	1,703,688
TOTAL UNITED KINGDOM		66,026,642
United States of America - 0.2%
Virgin Media, Inc.	27,900	616,869
TOTAL COMMON STOCKS (Cost $343,850,130)		399,745,203
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
ProSiebenSat.1 Media AG	28,000	818,224
United Kingdom - 0.0%
Rolls-Royce Group PLC B Shares	19,821,007	41,209
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $929,031)		859,433
Money Market Funds - 2.7%
	Shares	Value
Fidelity Cash Central Fund, 4.97% (b)	2,981,514	$ 2,981,514
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	7,703,170	7,703,170
TOTAL MONEY MARKET FUNDS (Cost $10,684,684)		10,684,684
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $355,463,845)		411,289,320
NET OTHER ASSETS - (1.6)%		(6,396,381)
NET ASSETS - 100%		$ 404,892,939
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 495,581
Fidelity Securities Lending Cash Central Fund	347,002
Total	$ 842,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $7,446,355) - See accompanying schedule: Unaffiliated issuers (cost $344,779,161)	$ 400,604,636
Fidelity Central Funds (cost $10,684,684)	10,684,684
Total Investments (cost $355,463,845)		$ 411,289,320
Foreign currency held at value (cost $10,790)		10,726
Receivable for investments sold		4,120,382
Receivable for fund shares sold		1,047,639
Dividends receivable		718,112
Distributions receivable from Fidelity Central Funds		7,659
Prepaid expenses		44
Other receivables		13,873
Total assets		417,207,755

Liabilities
Payable for investments purchased	$ 969,463
Payable for fund shares redeemed	3,211,020
Accrued management fee	251,364
Distribution fees payable	10,680
Other affiliated payables	95,991
Other payables and accrued expenses	73,128
Collateral on securities loaned, at value	7,703,170
Total liabilities		12,314,816

Net Assets		$ 404,892,939
Net Assets consist of:
Paid in capital		$ 319,315,967
Undistributed net investment income		6,624,232
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		23,121,828
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,830,912
Net Assets		$ 404,892,939

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,051,508 ÷ 464,877 shares)	$ 13.02

Maximum offering price per share (100/94.25 of $13.02)	$ 13.81
Class T: Net Asset Value and redemption price per share ($5,081,307 ÷ 391,278 shares)	$ 12.99

Maximum offering price per share (100/96.50 of $12.99)	$ 13.46
Class B: Net Asset Value and offering price per share ($2,651,396 ÷ 205,042 shares)A	$ 12.93

Class C: Net Asset Value and offering price per share ($5,995,905 ÷ 464,024 shares)A	$ 12.92

International Value: Net Asset Value, offering price and redemption price per share ($381,148,142 ÷ 29,177,219 shares)	$ 13.06

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,964,681 ÷ 303,335 shares)	$ 13.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 10,911,623
Income from Fidelity Central Funds		842,583
		11,754,206
Less foreign taxes withheld		(950,853)
Total income		10,803,353

Expenses
Management fee Basic fee	$ 2,678,334
Performance adjustment	(49,312)
Transfer agent fees	795,281
Distribution fees	97,190
Accounting and security lending fees	200,380
Custodian fees and expenses	73,738
Independent trustees' compensation	1,212
Registration fees	149,976
Audit	60,592
Legal	2,605
Interest	1,715
Miscellaneous	11,367
Total expenses before reductions	4,023,078
Expense reductions	(66,233)	3,956,845
Net investment income (loss)		6,846,508
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $32,830)	23,720,618
Foreign currency transactions	2,737
Total net realized gain (loss)		23,723,355
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $7,086)	43,764,016
Assets and liabilities in foreign currencies	5,403
Total change in net unrealized appreciation (depreciation)		43,769,419
Net gain (loss)		67,492,774
Net increase (decrease) in net assets resulting from operations		$ 74,339,282

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	For the period May 18, 2006 (commencement of operations) to October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,846,508	$ 808,421
Net realized gain (loss)	23,723,355	(6,746)
Change in net unrealized appreciation (depreciation)	43,769,419	12,061,493
Net increase (decrease) in net assets resulting from operations	74,339,282	12,863,168
Distributions to shareholders from net investment income	(978,516)	-
Distributions to shareholders from net realized gain	(557,946)	-
Total distributions	(1,536,462)	-
Share transactions - net increase (decrease)	101,052,444	218,123,163
Redemption fees	30,746	20,598
Total increase (decrease) in net assets	173,886,010	231,006,929

Net Assets
Beginning of period	231,006,929	-
End of period (including undistributed net investment income of $6,624,232 and undistributed net investment income of $808,421, respectively)	$ 404,892,939	$ 231,006,929

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.06 H
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.47	.60
Distributions from net investment income	(.03)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.05)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 13.02	$ 10.60
Total Return B, C, D	23.43%	6.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.38%	1.75% A
Expenses net of fee waivers, if any	1.38%	1.50% A
Expenses net of all reductions	1.37%	1.46% A
Net investment income (loss)	1.49%	1.29% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,052	$ 1,537
Portfolio turnover rate G	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.05 H
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.44	.59
Distributions from net investment income	(.02)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.04)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 12.99	$ 10.59
Total Return B, C, D	23.13%	5.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.60%	2.01% A
Expenses net of fee waivers, if any	1.60%	1.75% A
Expenses net of all reductions	1.58%	1.71% A
Net investment income (loss)	1.27%	1.04% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,081	$ 1,789
Portfolio turnover rate G	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.02 H
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.38	.56
Distributions from net realized gain	(.01)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 12.93	$ 10.56
Total Return B, C, D	22.59%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.10%	2.50% A
Expenses net of fee waivers, if any	2.10%	2.25% A
Expenses net of all reductions	2.08%	2.21% A
Net investment income (loss)	.77%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,651	$ 1,304
Portfolio turnover rate G	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.02 H
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.38	.56
Distributions from net realized gain	(.02)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 12.92	$ 10.56
Total Return B, C, D	22.56%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.07%	2.47% A
Expenses net of fee waivers, if any	2.07%	2.25% A
Expenses net of all reductions	2.05%	2.21% A
Net investment income (loss)	.80%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,996	$ 2,183
Portfolio turnover rate G	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2007	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.22	.07 G
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.51	.61
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.06)	-
Redemption fees added to paid in capital D	- J	- J
Net asset value, end of period	$ 13.06	$ 10.61
Total Return B, C	23.81%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.03%	1.50% A
Expenses net of fee waivers, if any	1.03%	1.25% A
Expenses net of all reductions	1.02%	1.21% A
Net investment income (loss)	1.84%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 381,148	$ 221,130
Portfolio turnover rate F	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.22	.07 G
Net realized and unrealized gain (loss)	2.30	.54
Total from investment operations	2.52	.61
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.06)	-
Redemption fees added to paid in capital D	- J	- J
Net asset value, end of period	$ 13.07	$ 10.61
Total Return B, C	23.91%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	.98%	1.38% A
Expenses net of fee waivers, if any	.98%	1.25% A
Expenses net of all reductions	.96%	1.21% A
Net investment income (loss)	1.89%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,965	$ 3,064
Portfolio turnover rate F	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Value Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 64,830,652
Unrealized depreciation	(10,069,522)
Net unrealized appreciation (depreciation)	54,761,130
Undistributed ordinary income	13,452,360
Undistributed long-term capital gain	10,388,114

Cost for federal income tax purposes	$ 356,528,190

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 1,536,462	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $321,090,708 and $214,366,719, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Value as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in May 2007. Subsequent months will be

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6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 13,197	$ 3,129
Class T	.25%	.25%	17,684	5,582
Class B	.75%	.25%	20,458	18,191
Class C	.75%	.25%	45,851	26,965
			$ 97,190	$ 53,867

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,601
Class T	2,905
Class B*	1,703
Class C*	5,153
$ 23,362

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 16,340.31
Class T	9,701.27
Class B	5,621.27
Class C	11,287.24
International Value	746,853.21
Institutional Class	5,479.15
	$ 795,281

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $169 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,253,000	4.94%	$ 1,715

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $434 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $347,002.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $64,985 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,231. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 17

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Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 5,613	$ -
Class T	4,267	-
International Value	956,069	-
Institutional Class	12,567	-
Total	$ 978,516	$ -
From net realized gain
Class A	$ 3,983	$ -
Class T	4,693	-
Class B	1,788	-
Class C	4,566	-
International Value	536,333	-
Institutional Class	6,583	-
Total	$ 557,946	$ -

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12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006 A	2007	2006 A
Class A
Shares sold	556,341	146,231	$ 6,434,905	$ 1,461,870
Reinvestment of distributions	863	-	9,431	-
Shares redeemed	(237,384)	(1,174)	(2,953,175)	(12,358)
Net increase (decrease)	319,820	145,057	$ 3,491,161	$ 1,449,512
Class T
Shares sold	281,943	169,119	$ 3,296,913	$ 1,688,142
Reinvestment of distributions	806	-	8,796	-
Shares redeemed	(60,435)	(155)	(714,379)	(1,528)
Net increase (decrease)	222,314	168,964	$ 2,591,330	$ 1,686,614
Class B
Shares sold	114,852	123,455	$ 1,342,524	$ 1,231,876
Reinvestment of distributions	151	-	1,653	-
Shares redeemed	(33,404)	(12)	(398,508)	(126)
Net increase (decrease)	81,599	123,443	$ 945,669	$ 1,231,750
Class C
Shares sold	337,076	207,502	$ 3,929,869	$ 2,072,374
Reinvestment of distributions	319	-	3,483	-
Shares redeemed	(80,082)	(791)	(988,817)	(7,647)
Net increase (decrease)	257,313	206,711	$ 2,944,535	$ 2,064,727
International Value
Shares sold	26,426,338	22,776,737	$ 309,978,984	$ 228,163,833
Reinvestment of distributions	127,337	-	1,391,798	-
Shares redeemed	(18,219,061)	(1,934,132)	(220,454,791)	(19,338,324)
Net increase (decrease)	8,334,614	20,842,605	$ 90,915,991	$ 208,825,509
Institutional Class
Shares sold	75,655	288,807	$ 870,496	$ 2,865,051
Reinvestment of distributions	692	-	7,564	-
Shares redeemed	(61,819)	-	(714,302)	-
Net increase (decrease)	14,528	288,807	$ 163,758	$ 2,865,051

A For the period May 18, 2006 (commencement of operations) to October 31, 2006.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and the period May 18, 2006 (commencement of operations) to October 31, 2006 ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2007, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period May 18, 2006 (commencement of operations) to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-
present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-
2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-
present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 2006

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2006

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-
present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2006

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2006

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2006

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2006 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2006

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/07	12/7/07	$0.149	$0.62
Class T	12/10/07	12/7/07	$0.135	$0.62
Class B	12/10/07	12/7/07	$0.076	$0.62
Class C	12/10/07	12/7/07	$0.079	$0.62

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $10,388,114, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/2006	$0.014	$0.0029
Class T	12/11/2006	$0.011	$0.0029
Class B	12/11/2006	$0.004	$0.0029
Class C	12/11/2006	$0.005	$0.0029

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Fidelity International Value (retail class) ranked below its competitive median for the period, the total expenses of each of Class B and Class C ranked equal to its competitive median for the period, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for the period. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AFIV-UANN-1207
1.827496.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Value

Fund - Institutional Class

Annual Report

October 31, 2007

Institutional Class is
a class of Fidelity®
International Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Life of fundA
Institutional Class	23.91%	20.69%

A From May 18, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Value Fund - Institutional Class on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from George Stairs, Portfolio Manager of Fidelity Advisor International Value Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

The fund's Institutional Class shares performed well, returning 23.91% for the year and solidly outpacing the 21.53% gain of the benchmark MSCI EAFE Value index on the basis of productive stock picking across a variety of sectors. The best results came from within the energy, industrials, materials and utilities sectors, with good picks in consumer staples and consumer discretionary also helping. Geographically, our best results came from the Americas, mainly Brazil, Cayman Islands and Canada, with good picks in the European region as well, particularly in the United Kingdom and France. Among the top-performing stocks were Japanese trading firm Mitsui & Co.; UK-listed miner BHP Billiton; Brazilian energy producer Petrobras; and German electric utility E.ON. The fund's relative return was tempered by a few unfavorable picks in the financials sector, especially among banks, as well as by some weak holdings in the pharmaceuticals, biotechnology and life science segment of health care. Notable detractors included Japanese leasing and consumer lending firm ORIX; Japanese megabank Mizuho Financial; and an underweighted position in Dutch banking company ABN AMRO, which rose on takeover speculation. ABN AMRO was no longer in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,082.30	$ 7.14
HypotheticalA	$ 1,000.00	$ 1,018.35	$ 6.92
Class T
Actual	$ 1,000.00	$ 1,080.70	$ 8.23
HypotheticalA	$ 1,000.00	$ 1,017.29	$ 7.98
Class B
Actual	$ 1,000.00	$ 1,078.40	$ 10.90
HypotheticalA	$ 1,000.00	$ 1,014.72	$ 10.56
Class C
Actual	$ 1,000.00	$ 1,077.60	$ 10.68
HypotheticalA	$ 1,000.00	$ 1,014.92	$ 10.36
International Value
Actual	$ 1,000.00	$ 1,083.80	$ 5.20
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 5.04
Institutional Class
Actual	$ 1,000.00	$ 1,083.70	$ 4.83
HypotheticalA	$ 1,000.00	$ 1,020.57	$ 4.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.36%
Class T	1.57%
Class B	2.08%
Class C	2.04%
International Value	.99%
Institutional Class	.92%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2007
Japan 18.8%
United Kingdom 16.3%
France 11.8%
Germany 11.1%
Switzerland 8.8%
Spain 4.8%
Cayman Islands 3.8%
Norway 3.3%
Australia 2.4%
Other 18.9%
Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2007
Japan 18.4%
United Kingdom 16.5%
France 11.3%
Germany 10.9%
Switzerland 9.6%
Spain 4.5%
United States of America 3.2%
Netherlands 3.1%
Australia 2.8%
Other 19.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	97.0
Short-Term Investments and Net Other Assets	1.1	3.0
Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
E.ON AG (Germany, Electric Utilities)	3.4	2.7
GlobalSantaFe Corp. (Cayman Islands, Energy Equipment & Services)	2.5	1.9
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.4	2.1
UBS AG (NY Shares) (Switzerland, Capital Markets)	2.3	1.9
Toyota Motor Corp. (Japan, Automobiles)	2.2	2.1
DaimlerChrysler AG (Germany, Automobiles)	2.2	0.3
ING Groep NV sponsored ADR (Netherlands, Diversified Financial Services)	2.2	2.4
AXA SA sponsored ADR (France, Insurance)	2.2	2.0
Societe Generale Series A (France, Commercial Banks)	2.1	2.7
Banco Santander Central Hispano SA (Spain, Commercial Banks)	2.1	1.5
	23.6
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.2	40.0
Energy	11.2	6.3
Industrials	9.9	10.1
Consumer Discretionary	9.7	8.6
Utilities	7.7	6.3
Materials	7.4	7.3
Consumer Staples	5.1	6.6
Information Technology	4.9	5.7
Health Care	3.3	3.6
Telecommunication Services	2.5	2.5

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 2.4%
AMP Ltd.	362,775	$ 3,473,529
Macquarie Airports unit	460,311	1,891,729
Macquarie Bank Ltd.	19,000	1,517,452
Macquarie Infrastructure Group unit	597,721	1,774,282
National Australia Bank Ltd.	28,843	1,166,925
TOTAL AUSTRALIA		9,823,917
Brazil - 2.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	59,700	5,709,111
TAM SA (PN) sponsored ADR (ltd. vtg.) (d)	47,200	1,392,400
Uniao de Bancos Brasileiros SA (Unibanco) GDR	5,400	853,416
TOTAL BRAZIL		7,954,927
Canada - 1.1%
Finning International, Inc.	38,300	1,318,312
First Quantum Minerals Ltd.	18,100	1,949,363
RONA, Inc. (a)	56,500	1,277,563
TOTAL CANADA		4,545,238
Cayman Islands - 3.8%
Chaoda Modern Agriculture (Holdings) Ltd.	1,184,000	1,080,556
GlobalSantaFe Corp.	123,900	10,039,617
Subsea 7, Inc. (a)	140,500	4,123,498
TOTAL CAYMAN ISLANDS		15,243,671
France - 11.8%
Accor SA	18,100	1,727,327
Alcatel-Lucent SA	140,700	1,363,383
AXA SA sponsored ADR	193,800	8,668,674
BNP Paribas SA	27,700	3,053,626
Compagnie de St. Gobain	11,300	1,211,323
Gaz de France	44,700	2,538,645
Renault SA	8,400	1,410,494
Societe Generale Series A	51,435	8,666,798
Suez SA (France)	46,700	3,035,500
Total SA:
Series B	33,300	2,684,313
sponsored ADR	102,500	8,262,525
Unibail-Rodamco	11,872	2,951,890
Vallourec SA	7,000	2,028,929
TOTAL FRANCE		47,603,427
Common Stocks - continued
	Shares	Value
Germany - 10.9%
Allianz AG sponsored ADR	323,500	$ 7,311,100
BASF AG sponsored ADR	25,300	3,519,230
DaimlerChrysler AG	80,200	8,834,030
E.ON AG (d)	70,700	13,807,706
GFK AG (d)	32,200	1,299,707
Heidelberger Druckmaschinen AG	22,700	927,106
Lanxess AG	48,100	2,402,121
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	30,900	5,928,168
TOTAL GERMANY		44,029,168
Greece - 0.8%
Alpha Bank AE	31,900	1,180,375
Cosmote Mobile Telecommunications SA	20,000	690,208
Greek Organization of Football Prognostics SA	36,200	1,478,993
TOTAL GREECE		3,349,576
Hong Kong - 1.2%
Swire Pacific Ltd. (A Shares)	352,800	5,038,579
India - 0.7%
Satyam Computer Services Ltd. sponsored ADR	94,100	2,855,935
Ireland - 1.0%
Bank of Ireland	113,471	2,104,887
CRH PLC sponsored ADR (d)	53,900	2,134,979
TOTAL IRELAND		4,239,866
Italy - 1.4%
Fiat SpA	51,700	1,668,089
Unicredito Italiano SpA	490,600	4,193,610
TOTAL ITALY		5,861,699
Japan - 18.8%
Aeon Co. Ltd.	196,100	3,087,557
Asahi Breweries Ltd.	63,100	1,043,779
Canon, Inc.	86,650	4,381,891
Cosmo Bio Co. Ltd.	13	9,201
Denso Corp.	61,800	2,511,175
East Japan Railway Co.	470	3,872,403
Ibiden Co. Ltd.	7,500	635,876
Japan Tobacco, Inc.	199	1,160,152
JGC Corp.	25,000	500,754
JSR Corp.	53,700	1,394,667
Konica Minolta Holdings, Inc.	156,500	2,740,217
Common Stocks - continued
	Shares	Value
Japan - continued
Kubota Corp.	294,000	$ 2,468,774
Leopalace21 Corp.	50,200	1,602,877
Misawa Homes Co. Ltd. (a)(d)	48,500	478,916
Mitsubishi Estate Co. Ltd.	48,000	1,439,269
Mitsui & Co. Ltd.	375,000	9,728,882
Nippon Building Fund, Inc.	48	696,438
Nippon Oil Corp.	74,000	655,537
ORIX Corp.	31,850	6,534,689
Osaka Gas Co. Ltd.	1,409,000	5,482,926
Shin-Etsu Chemical Co. Ltd.	16,400	1,052,223
Sumitomo Mitsui Financial Group, Inc.	109	893,048
Sumitomo Realty & Development Co. Ltd.	30,000	1,059,084
Sumitomo Trust & Banking Co. Ltd.	197,000	1,469,151
Takeda Pharmaceutical Co. Ltd.	88,600	5,535,553
Tokuyama Corp. (d)	176,000	2,458,846
Toyota Motor Corp.	154,800	8,857,656
Toyota Motor Corp. sponsored ADR	15,600	1,785,264
Xebio Co. Ltd.	47,600	1,404,749
Yamada Denki Co. Ltd.	10,970	1,131,278
TOTAL JAPAN		76,072,832
Kazakhstan - 0.5%
JSC Halyk Bank of Kazakhstan unit	104,300	1,925,378
Korea (South) - 0.7%
Kookmin Bank sponsored ADR	15,200	1,241,688
Samsung Electronics Co. Ltd. GDR	4,833	1,474,065
TOTAL KOREA (SOUTH)		2,715,753
Luxembourg - 0.1%
ArcelorMittal SA (NY Shares) Class A	7,600	607,620
Mexico - 0.3%
America Movil SAB de CV Series L sponsored ADR	20,800	1,360,112
Netherlands - 2.4%
Heineken NV (Bearer)	12,600	879,480
ING Groep NV sponsored ADR	194,700	8,759,553
TOTAL NETHERLANDS		9,639,033
Norway - 3.3%
DnB Nor ASA	156,400	2,579,223
Fred Olsen Energy ASA (d)	45,000	2,289,202
Common Stocks - continued
	Shares	Value
Norway - continued
Orkla ASA (A Shares)	226,250	$ 4,203,322
Petroleum Geo-Services ASA	146,350	4,308,823
TOTAL NORWAY		13,380,570
Philippines - 0.2%
Philippine Long Distance Telephone Co. sponsored ADR	12,000	823,200
Russia - 1.1%
OAO Gazprom sponsored ADR	91,300	4,587,825
Singapore - 0.7%
DBS Group Holdings Ltd.	175,000	2,739,062
South Africa - 1.0%
Impala Platinum Holdings Ltd.	102,600	3,852,039
Spain - 4.8%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	192,100	4,848,604
Banco Santander SA	391,000	8,497,212
Banco Santander SA sponsored ADR	84,500	1,834,495
Gestevision Telecinco SA	75,200	2,162,653
Telefonica SA sponsored ADR	22,300	2,217,735
TOTAL SPAIN		19,560,699
Sweden - 1.9%
Atlas Copco AB (A Shares)	52,800	882,943
Svenska Cellulosa AB (SCA) (B Shares)	184,600	3,254,015
Telefonaktiebolaget LM Ericsson (B Shares)	1,189,000	3,572,945
TOTAL SWEDEN		7,709,903
Switzerland - 8.8%
Credit Suisse Group sponsored ADR	54,200	3,669,340
Nestle SA (Reg.)	17,839	8,241,618
Novartis AG sponsored ADR	15,400	818,818
Roche Holding AG (participation certificate)	40,954	6,999,039
Swiss Life Holding	7,868	2,173,668
Swiss Reinsurance Co. (Reg.)	33,669	3,159,648
UBS AG (NY Shares)	173,900	9,336,691
Zurich Financial Services AG (Reg.)	3,949	1,188,996
TOTAL SWITZERLAND		35,587,818
Taiwan - 0.5%
Novatek Microelectronics Corp.	329,898	1,517,358
Siliconware Precision Industries Co. Ltd.	226,000	476,487
TOTAL TAIWAN		1,993,845
Common Stocks - continued
	Shares	Value
United Kingdom - 16.3%
3i Group plc	123,110	$ 2,777,078
Anglo American PLC (United Kingdom)	19,000	1,309,095
BAE Systems PLC	246,100	2,548,038
Barclays PLC	478,700	6,085,474
BHP Billiton PLC	143,000	5,443,639
BP PLC	172,000	2,235,713
British American Tobacco PLC	85,800	3,289,572
HBOS plc	240,800	4,370,546
HSBC Holdings PLC (United Kingdom) (Reg.)	158,900	3,162,746
Informa PLC	181,800	2,022,146
Land Securities Group PLC	59,200	2,023,431
Misys PLC	104,900	527,238
National Grid PLC	385,200	6,418,813
Prudential PLC	141,728	2,304,238
Rolls-Royce Group PLC	434,919	4,864,695
Royal Bank of Scotland Group PLC	672,000	7,216,133
Tesco PLC	168,800	1,730,201
Vedanta Resources PLC	20,200	923,930
Vodafone Group PLC sponsored ADR	129,112	5,070,228
Yell Group PLC	180,100	1,703,688
TOTAL UNITED KINGDOM		66,026,642
United States of America - 0.2%
Virgin Media, Inc.	27,900	616,869
TOTAL COMMON STOCKS (Cost $343,850,130)		399,745,203
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
ProSiebenSat.1 Media AG	28,000	818,224
United Kingdom - 0.0%
Rolls-Royce Group PLC B Shares	19,821,007	41,209
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $929,031)		859,433
Money Market Funds - 2.7%
	Shares	Value
Fidelity Cash Central Fund, 4.97% (b)	2,981,514	$ 2,981,514
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	7,703,170	7,703,170
TOTAL MONEY MARKET FUNDS (Cost $10,684,684)		10,684,684
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $355,463,845)		411,289,320
NET OTHER ASSETS - (1.6)%		(6,396,381)
NET ASSETS - 100%		$ 404,892,939
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 495,581
Fidelity Securities Lending Cash Central Fund	347,002
Total	$ 842,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $7,446,355) - See accompanying schedule: Unaffiliated issuers (cost $344,779,161)	$ 400,604,636
Fidelity Central Funds (cost $10,684,684)	10,684,684
Total Investments (cost $355,463,845)		$ 411,289,320
Foreign currency held at value (cost $10,790)		10,726
Receivable for investments sold		4,120,382
Receivable for fund shares sold		1,047,639
Dividends receivable		718,112
Distributions receivable from Fidelity Central Funds		7,659
Prepaid expenses		44
Other receivables		13,873
Total assets		417,207,755

Liabilities
Payable for investments purchased	$ 969,463
Payable for fund shares redeemed	3,211,020
Accrued management fee	251,364
Distribution fees payable	10,680
Other affiliated payables	95,991
Other payables and accrued expenses	73,128
Collateral on securities loaned, at value	7,703,170
Total liabilities		12,314,816

Net Assets		$ 404,892,939
Net Assets consist of:
Paid in capital		$ 319,315,967
Undistributed net investment income		6,624,232
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		23,121,828
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		55,830,912
Net Assets		$ 404,892,939

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,051,508 ÷ 464,877 shares)	$ 13.02

Maximum offering price per share (100/94.25 of $13.02)	$ 13.81
Class T: Net Asset Value and redemption price per share ($5,081,307 ÷ 391,278 shares)	$ 12.99

Maximum offering price per share (100/96.50 of $12.99)	$ 13.46
Class B: Net Asset Value and offering price per share ($2,651,396 ÷ 205,042 shares)A	$ 12.93

Class C: Net Asset Value and offering price per share ($5,995,905 ÷ 464,024 shares)A	$ 12.92

International Value: Net Asset Value, offering price and redemption price per share ($381,148,142 ÷ 29,177,219 shares)	$ 13.06

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,964,681 ÷ 303,335 shares)	$ 13.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 10,911,623
Income from Fidelity Central Funds		842,583
		11,754,206
Less foreign taxes withheld		(950,853)
Total income		10,803,353

Expenses
Management fee Basic fee	$ 2,678,334
Performance adjustment	(49,312)
Transfer agent fees	795,281
Distribution fees	97,190
Accounting and security lending fees	200,380
Custodian fees and expenses	73,738
Independent trustees' compensation	1,212
Registration fees	149,976
Audit	60,592
Legal	2,605
Interest	1,715
Miscellaneous	11,367
Total expenses before reductions	4,023,078
Expense reductions	(66,233)	3,956,845
Net investment income (loss)		6,846,508
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $32,830)	23,720,618
Foreign currency transactions	2,737
Total net realized gain (loss)		23,723,355
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $7,086)	43,764,016
Assets and liabilities in foreign currencies	5,403
Total change in net unrealized appreciation (depreciation)		43,769,419
Net gain (loss)		67,492,774
Net increase (decrease) in net assets resulting from operations		$ 74,339,282

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	For the period May 18, 2006 (commencement of operations) to October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,846,508	$ 808,421
Net realized gain (loss)	23,723,355	(6,746)
Change in net unrealized appreciation (depreciation)	43,769,419	12,061,493
Net increase (decrease) in net assets resulting from operations	74,339,282	12,863,168
Distributions to shareholders from net investment income	(978,516)	-
Distributions to shareholders from net realized gain	(557,946)	-
Total distributions	(1,536,462)	-
Share transactions - net increase (decrease)	101,052,444	218,123,163
Redemption fees	30,746	20,598
Total increase (decrease) in net assets	173,886,010	231,006,929

Net Assets
Beginning of period	231,006,929	-
End of period (including undistributed net investment income of $6,624,232 and undistributed net investment income of $808,421, respectively)	$ 404,892,939	$ 231,006,929

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.06 H
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.47	.60
Distributions from net investment income	(.03)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.05)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 13.02	$ 10.60
Total Return B, C, D	23.43%	6.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.38%	1.75% A
Expenses net of fee waivers, if any	1.38%	1.50% A
Expenses net of all reductions	1.37%	1.46% A
Net investment income (loss)	1.49%	1.29% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,052	$ 1,537
Portfolio turnover rate G	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.05 H
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.44	.59
Distributions from net investment income	(.02)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.04)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 12.99	$ 10.59
Total Return B, C, D	23.13%	5.90%
Ratios to Average Net Assets F, J
Expenses before reductions	1.60%	2.01% A
Expenses net of fee waivers, if any	1.60%	1.75% A
Expenses net of all reductions	1.58%	1.71% A
Net investment income (loss)	1.27%	1.04% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,081	$ 1,789
Portfolio turnover rate G	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.02 H
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.38	.56
Distributions from net realized gain	(.01)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 12.93	$ 10.56
Total Return B, C, D	22.59%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.10%	2.50% A
Expenses net of fee waivers, if any	2.10%	2.25% A
Expenses net of all reductions	2.08%	2.21% A
Net investment income (loss)	.77%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,651	$ 1,304
Portfolio turnover rate G	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.02 H
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.38	.56
Distributions from net realized gain	(.02)	-
Redemption fees added to paid in capital E	- K	- K
Net asset value, end of period	$ 12.92	$ 10.56
Total Return B, C, D	22.56%	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.07%	2.47% A
Expenses net of fee waivers, if any	2.07%	2.25% A
Expenses net of all reductions	2.05%	2.21% A
Net investment income (loss)	.80%	.54% A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,996	$ 2,183
Portfolio turnover rate G	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2007	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.22	.07 G
Net realized and unrealized gain (loss)	2.29	.54
Total from investment operations	2.51	.61
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.06)	-
Redemption fees added to paid in capital D	- J	- J
Net asset value, end of period	$ 13.06	$ 10.61
Total Return B, C	23.81%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.03%	1.50% A
Expenses net of fee waivers, if any	1.03%	1.25% A
Expenses net of all reductions	1.02%	1.21% A
Net investment income (loss)	1.84%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 381,148	$ 221,130
Portfolio turnover rate F	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.22	.07 G
Net realized and unrealized gain (loss)	2.30	.54
Total from investment operations	2.52	.61
Distributions from net investment income	(.04)	-
Distributions from net realized gain	(.02)	-
Total distributions	(.06)	-
Redemption fees added to paid in capital D	- J	- J
Net asset value, end of period	$ 13.07	$ 10.61
Total Return B, C	23.91%	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	.98%	1.38% A
Expenses net of fee waivers, if any	.98%	1.25% A
Expenses net of all reductions	.96%	1.21% A
Net investment income (loss)	1.89%	1.54% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,965	$ 3,064
Portfolio turnover rate F	59%	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Value Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 64,830,652
Unrealized depreciation	(10,069,522)
Net unrealized appreciation (depreciation)	54,761,130
Undistributed ordinary income	13,452,360
Undistributed long-term capital gain	10,388,114

Cost for federal income tax purposes	$ 356,528,190

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 1,536,462	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $321,090,708 and $214,366,719, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Value as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in May 2007. Subsequent months will be

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 13,197	$ 3,129
Class T	.25%	.25%	17,684	5,582
Class B	.75%	.25%	20,458	18,191
Class C	.75%	.25%	45,851	26,965
			$ 97,190	$ 53,867

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,601
Class T	2,905
Class B*	1,703
Class C*	5,153
$ 23,362

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 16,340.31
Class T	9,701.27
Class B	5,621.27
Class C	11,287.24
International Value	746,853.21
Institutional Class	5,479.15
	$ 795,281

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $169 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,253,000	4.94%	$ 1,715

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $434 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $347,002.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $64,985 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,231. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 17

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 5,613	$ -
Class T	4,267	-
International Value	956,069	-
Institutional Class	12,567	-
Total	$ 978,516	$ -
From net realized gain
Class A	$ 3,983	$ -
Class T	4,693	-
Class B	1,788	-
Class C	4,566	-
International Value	536,333	-
Institutional Class	6,583	-
Total	$ 557,946	$ -

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006 A	2007	2006 A
Class A
Shares sold	556,341	146,231	$ 6,434,905	$ 1,461,870
Reinvestment of distributions	863	-	9,431	-
Shares redeemed	(237,384)	(1,174)	(2,953,175)	(12,358)
Net increase (decrease)	319,820	145,057	$ 3,491,161	$ 1,449,512
Class T
Shares sold	281,943	169,119	$ 3,296,913	$ 1,688,142
Reinvestment of distributions	806	-	8,796	-
Shares redeemed	(60,435)	(155)	(714,379)	(1,528)
Net increase (decrease)	222,314	168,964	$ 2,591,330	$ 1,686,614
Class B
Shares sold	114,852	123,455	$ 1,342,524	$ 1,231,876
Reinvestment of distributions	151	-	1,653	-
Shares redeemed	(33,404)	(12)	(398,508)	(126)
Net increase (decrease)	81,599	123,443	$ 945,669	$ 1,231,750
Class C
Shares sold	337,076	207,502	$ 3,929,869	$ 2,072,374
Reinvestment of distributions	319	-	3,483	-
Shares redeemed	(80,082)	(791)	(988,817)	(7,647)
Net increase (decrease)	257,313	206,711	$ 2,944,535	$ 2,064,727
International Value
Shares sold	26,426,338	22,776,737	$ 309,978,984	$ 228,163,833
Reinvestment of distributions	127,337	-	1,391,798	-
Shares redeemed	(18,219,061)	(1,934,132)	(220,454,791)	(19,338,324)
Net increase (decrease)	8,334,614	20,842,605	$ 90,915,991	$ 208,825,509
Institutional Class
Shares sold	75,655	288,807	$ 870,496	$ 2,865,051
Reinvestment of distributions	692	-	7,564	-
Shares redeemed	(61,819)	-	(714,302)	-
Net increase (decrease)	14,528	288,807	$ 163,758	$ 2,865,051

A For the period May 18, 2006 (commencement of operations) to October 31, 2006.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments as of October 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and the period May 18, 2006 (commencement of operations) to October 31, 2006 ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2007, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period May 18, 2006 (commencement of operations) to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of the fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of the fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-
present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-
2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-
present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 2006

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of the fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2006

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-
present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2006

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2006

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2006

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2006 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2006

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/07	12/07/07	$0.195	$0.62

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007 $10,388,114, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 97% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/11/06	$0.016	$0.0029

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A and Fidelity International Value (retail class) ranked below its competitive median for the period, the total expenses of each of Class B and Class C ranked equal to its competitive median for the period, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for the period. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AFIVI-UANN-1207
1.827488.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, October 31, 2007, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity International Discovery Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Canada Fund	$70,000	$62,000
Fidelity China Region Fund	$56,000	$53,000
Fidelity Emerging Markets Fund	$86,000	$117,000
Fidelity Europe Fund	$75,000	$71,000
Fidelity International Discovery Fund	$98,000	$80,000
Fidelity Japan Fund	$63,000	$60,000
Fidelity Japan Smaller Companies Fund	$50,000	$51,000
Fidelity Latin America Fund	$83,000	$76,000
Fidelity Nordic Fund	$53,000	$47,000
Fidelity Overseas Fund	$90,000	$109,000
Fidelity Pacific Basin Fund	$60,000	$58,000
Fidelity Southeast Asia Fund	$79,000	$74,000
All funds in the Fidelity Group of Funds audited by PwC	$14,400,000	$13,400,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund and Fidelity Worldwide Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A,B
Fidelity Aggressive International Fund	$48,000	$45,000
Fidelity Diversified International Fund	$138,000	$120,000
Fidelity Europe Capital Appreciation Fund	$46,000	$39,000
Fidelity International Small Cap Fund	$95,000	$70,000
Fidelity International Small Cap Opportunities Fund	$53,000	$41,000
Fidelity International Value Fund	$46,000	$43,000
Fidelity Worldwide Fund	$51,000	$45,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$7,300,000	$6,500,000
A	Aggregate amounts may reflect rounding.
B	Fidelity International Value Fund commenced operations on May 18, 2006.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006 A
Fidelity Canada Fund	$0	$0
Fidelity China Region Fund	$0	$0
Fidelity Emerging Markets Fund	$0	$0
Fidelity Europe Fund	$0	$0
Fidelity International Discovery Fund	$0	$0
Fidelity Japan Fund	$0	$0
Fidelity Japan Smaller Companies Fund	$0	$0
Fidelity Latin America Fund	$0	$0
Fidelity Nordic Fund	$0	$0
Fidelity Overseas Fund	$0	$0
Fidelity Pacific Basin Fund	$0	$0
Fidelity Southeast Asia Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006 A,B
Fidelity Aggressive International Fund	$0	$0
Fidelity Diversified International Fund	$0	$0
Fidelity Europe Capital Appreciation Fund	$0	$0
Fidelity International Small Cap Fund	$0	$0
Fidelity International Small Cap Opportunities Fund	$0	$0
Fidelity International Value Fund	$0	$0
Fidelity Worldwide Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B	Fidelity International Value Fund commenced operations on May 18, 2006.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007 A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Fidelity Canada Fund	$4,800	$4,600
Fidelity China Region Fund	$4,800	$4,600
Fidelity Emerging Markets Fund	$58,700	$22,900
Fidelity Europe Fund	$4,800	$4,600
Fidelity International Discovery Fund	$47,100	$15,800
Fidelity Japan Fund	$4,800	$7,600
Fidelity Japan Smaller Companies Fund	$4,800	$4,600
Fidelity Latin America Fund	$4,800	$4,600
Fidelity Nordic Fund	$4,800	$4,600
Fidelity Overseas Fund	$4,800	$4,600
Fidelity Pacific Basin Fund	$68,400	$27,600
Fidelity Southeast Asia Fund	$17,600	$6,100
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A,B
Fidelity Aggressive International Fund	$6,200	$4,000
Fidelity Diversified International Fund	$6,200	$4,000
Fidelity Europe Capital Appreciation Fund	$5,200	$4,200
Fidelity International Small Cap Fund	$6,200	$4,000
Fidelity International Small Cap Opportunities Fund	$5,200	$3,800
Fidelity International Value Fund	$5,200	$3,900
Fidelity Worldwide Fund	$5,200	$4,000
A	Aggregate amounts may reflect rounding.
B	Fidelity International Value Fund commenced operations on May 18, 2006.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Fidelity Canada Fund	$3,400	$3,000
Fidelity China Region Fund	$1,900	$1,600
Fidelity Emerging Markets Fund	$3,800	$3,000
Fidelity Europe Fund	$4,300	$3,400
Fidelity International Discovery Fund	$8,400	$5,400
Fidelity Japan Fund	$2,400	$2,500
Fidelity Japan Smaller Companies Fund	$1,800	$2,500
Fidelity Latin America Fund	$4,000	$3,000
Fidelity Nordic Fund	$1,600	$1,400
Fidelity Overseas Fund	$6,600	$5,500
Fidelity Pacific Basin Fund	$1,900	$1,900
Fidelity Southeast Asia Fund	$3,000	$2,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A,B
Fidelity Aggressive International Fund	$0	$0
Fidelity Diversified International Fund	$0	$0
Fidelity Europe Capital Appreciation Fund	$0	$0
Fidelity International Small Cap Fund	$0	$0
Fidelity International Small Cap Opportunities Fund	$0	$0
Fidelity International Value Fund	$0	$0
Fidelity Worldwide Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B	Fidelity International Value Fund commenced operations on May 18, 2006.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$275,000	$20,000
Deloitte Entities	$260,000	$255,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees billed by PwC of $2,275,000A and $870,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$550,000	$170,000
Non-Covered Services	$1,725,000	$700,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees billed by Deloitte Entities of $705,000A and $815,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$300,000	$285,000
Non-Covered Services	$405,000	$530,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	December 28, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	December 28, 2007